UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3785

Fidelity Advisor Series I
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2005

Item 1. Reports to Stockholders

Fidelity® Advisor Asset Allocation Fund - Class A, Class T, Class B and Class C

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	25	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	34	Notes to the financial statements.
Report of Independent	43
Registered Public
Accounting Firm
Trustees and Officers	44
Distributions	55
Proxy Voting Results	56
Board Approval of	57
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and ser vice to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemp tion of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Life of
	year	years	fundA
Class A (incl. 5.75% sales charge)	6.71%	2.61%	3.54%
Class T (incl. 3.50% sales charge)	8.89%	2.79%	3.59%
Class B (incl. contingent deferred sales charge)B	7.26%	2.63%	3.61%
Class C (incl. contingent deferred sales charge)C	11.31%	3.03%	3.63%

A From December 28, 1998.
B Class B shares’ contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 5%, 2%, and 0%, respectively.
C Class C shares’ contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 1%, 0%, and 0%, respectively.

5 Annual Report

5

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Asset Allocation Fund Class T on December 28, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor’s 500SM Index (S&P 500® ) performed over the same period.

Annual Report

6

Management’s Discussion of Fund Performance

Comments from Richard Habermann, Portfolio Manager of Fidelity® Advisor Asset Allocation Fund

The year ending November 30, 2005, was a tumultuous one for U.S. equity and fixed income markets. A number of major influences alternately pushed the markets higher and lower throughout the past year. Issues exerting downward pressure included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their con viction in the strength of the economy, pushing the markets higher across the board. On the equity side, the Standard & Poor’s 500SM Index was up 8.44%, the NASDAQ Composite® Index rose 7.28% and the Dow Jones Industrial AverageSM advanced 6.07% . The overall investment grade bond market, as measured by the Lehman Brothers® Aggregate Bond Index, returned 2.40% ..

During the past year, the fund’s Class A, Class T, Class B and Class C shares were up 13.22%, 12.83%, 12.26% and 12.31%, respectively (excluding sales charges), while the Fidelity Advisor Asset Allocation Composite Index rose 6.71% and the LipperSM Flexible Portfolio Funds Average returned 7.37% . It paid to overweight stocks and high yield securities rela tive to the index, while underweighting investment grade debt. Within the equity allocation, a modest stake in foreign stocks was helpful, while overweighting cash detracted slightly. Our equities trounced the S&P 500® , fueled by excellent security selection. The biggest gains were in consumer durables, where homebuilding stocks such as KB Home and Toll Brothers soared during the first half of the period amid extremely strong industry funda mentals, and in the surging energy sector. Also among our top contributors were refiner Valero Energy, health insurer UnitedHealth Group and wireless provider Nextel Commu nications which merged with Sprint. Conversely, underweighting red hot utilities stocks curbed performance a bit, as did weak results in technology, insurance and consumer services. Detractors included Affiliated Computer Services, stereo equipment company Harman International Industries and untimely trading in index component Exxon Mobil. Harman and Toll Brothers were sold during the period. In fixed income, good sector selec tion helped our high yield and investment grade holdings comfortably outpace the Lehman Brothers index. The strategic cash portion of the fund topped its benchmark as well.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, the fund, as a shareholder in the underlying affiliated central funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central funds. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the fund, as a shareholder in the underlying affiliated central funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central funds. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

8

			Expenses Paid
			During Period*
	Beginning	Ending	June 1, 2005
	Account Value	Account Value	to November 30,
	June 1, 2005	November 30, 2005	2005
Class A
Actual	$1,000.00	$1,088.50	$6.44
HypotheticalA	$1,000.00	$1,018.90	$6.23
Class T
Actual	$1,000.00	$1,087.00	$7.85
HypotheticalA	$1,000.00	$1,017.55	$7.59
Class B
Actual	$1,000.00	$1,084.20	$10.45
HypotheticalA	$1,000.00	$1,015.04	$10.10
Class C
Actual	$1,000.00	$1,084.20	$10.45
HypotheticalA	$1,000.00	$1,015.04	$10.10
Institutional Class
Actual	$1,000.00	$1,090.00	$4.82
HypotheticalA	$1,000.00	$1,020.46	$4.66

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The fees and expenses of the underlying affiliated central funds in which the fund invests are not included in the fund’s annualized expense ratio.

Annualized
Expense Ratio
Class A	1.23%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	92%

9 Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
General Electric Co.	2.4	1.6
Exxon Mobil Corp.	2.1	0.0
American International Group, Inc.	1.6	3.9
Microsoft Corp.	1.6	0.0
Johnson & Johnson	1.3	2.7
Bank of America Corp.	1.2	0.0
Citigroup, Inc.	1.1	0.0
Altria Group, Inc.	1.1	0.3
UnitedHealth Group, Inc.	1.1	4.5
Intel Corp.	1.1	1.3
	14.6
Market Sectors as of November 30, 2005
(stocks only)	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	14.0	8.0
Financials	13.6	10.1
Health Care	10.2	9.3
Industrials	8.0	9.9
Energy	6.7	7.3
Consumer Discretionary	6.4	16.1
Consumer Staples	5.3	1.4
Telecommunication Services	2.9	6.4
Utilities	1.1	0.2
Materials	1.0	3.7

Asset allocations in the pie charts reflect the categorization of assets as defined in the fund’s prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts and swap contracts, if applicable.

The information in the above tables is based on the combined investments of the fund and its pro share of the investments of Fidelity’s fixed income central funds.

For an unaudited list of holdings for each fixed income central fund, visit advisor.fidelity.com.

Annual Report

10

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 69.2%

	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – 6.4%
Automobiles – 0.1%
Toyota Motor Corp.	3,100	$149,963
Hotels, Restaurants & Leisure 0.4%
Carnival Corp. unit	4,000	217,960
Kerzner International Ltd. (a)	4,200	273,042
Penn National Gaming, Inc. (a)	1,800	59,706
Vail Resorts, Inc. (a)	4,000	149,040
		699,748
Household Durables – 0.2%
Garmin Ltd.	500	27,550
KB Home	5,500	383,735
		411,285
Internet & Catalog Retail 0.7%
eBay, Inc. (a)	28,800	1,290,528
Media – 2.1%
Clear Channel Communications, Inc.	2,397	78,046
E.W. Scripps Co. Class A	4,500	208,575
Getty Images, Inc. (a)	2,600	237,354
Grupo Televisa SA de CV (CPO) sponsored ADR	3,300	262,020
Lamar Advertising Co. Class A (a)	12,300	570,105
McGraw Hill Companies, Inc.	4,700	249,335
News Corp. Class A	25,200	373,212
Omnicom Group, Inc.	5,000	422,800
Time Warner, Inc.	52,300	940,354
Univision Communications, Inc. Class A (a)	3,030	91,597
Vivendi Universal SA sponsored ADR	6,400	185,280
Walt Disney Co.	15,100	376,443
		3,995,121
Multiline Retail – 1.1%
Federated Department Stores, Inc.	13,600	876,248
JCPenney Co., Inc.	3,100	162,657
Nordstrom, Inc.	5,100	188,088
Sears Holdings Corp. (a)	2,700	310,554
Target Corp.	11,300	604,663
		2,142,210
Specialty Retail – 1.4%
AnnTaylor Stores Corp. (a)	3,200	97,056
Best Buy Co., Inc.	9,000	434,160
Circuit City Stores, Inc.	10,100	211,393
Home Depot, Inc.	15,800	660,124

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – continued
Specialty Retail – continued
Lowe’s Companies, Inc.	9,300	$627,564
Staples, Inc.	8,500	196,350
Tiffany & Co., Inc.	5,000	203,500
Urban Outfitters, Inc. (a)	6,900	212,934
		2,643,081
Textiles, Apparel & Luxury Goods – 0.4%
Coach, Inc. (a)	3,800	130,834
NIKE, Inc. Class B	3,900	332,670
Polo Ralph Lauren Corp. Class A	3,500	187,600
		651,104

TOTAL CONSUMER DISCRETIONARY		11,983,040

CONSUMER STAPLES 5.3%
Beverages – 1.2%
PepsiCo, Inc.	24,400	1,444,480
Pernod Ricard SA	2,900	474,853
The Coca-Cola Co.	10,800	461,052
		2,380,385
Food & Staples Retailing – 1.5%
CVS Corp.	16,000	432,320
Safeway, Inc.	18,800	437,100
Wal-Mart Stores, Inc.	32,470	1,576,743
Walgreen Co.	9,300	424,824
		2,870,987
Food Products 0.3%
Kellogg Co.	6,600	290,862
Nestle SA:
(Reg.)	412	122,204
sponsored ADR	1,600	118,080
		531,146
Household Products – 1.2%
Colgate-Palmolive Co.	8,300	452,516
Procter & Gamble Co.	30,503	1,744,438
		2,196,954

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER STAPLES – continued
Tobacco 1.1%
Altria Group, Inc.	28,600	$ 2,081,794

TOTAL CONSUMER STAPLES		10,061,266

ENERGY 6.7%
Energy Equipment & Services – 1.8%
Halliburton Co.	20,400	1,298,460
National Oilwell Varco, Inc. (a)	15,900	963,858
Noble Corp.	1,800	129,726
Schlumberger Ltd. (NY Shares)	8,200	784,986
TODCO Class A	3,400	141,338
		3,318,368
Oil, Gas & Consumable Fuels – 4.9%
BP PLC	24,200	265,554
Burlington Resources, Inc.	2,000	144,500
ConocoPhillips	15,300	925,803
EnCana Corp.	10,000	443,825
Exxon Mobil Corp.	68,700	3,986,661
Occidental Petroleum Corp.	3,800	301,340
OMV AG	2,000	110,505
Plains Exploration & Production Co. (a)	3,300	139,920
Quicksilver Resources, Inc. (a)	7,500	283,950
Statoil ASA	4,300	93,825
Talisman Energy, Inc.	3,500	167,341
Total SA:
Series B	2,160	538,661
sponsored ADR	8,400	1,047,396
Ultra Petroleum Corp. (a)	9,900	532,422
Valero Energy Corp.	3,600	346,320
		9,328,023

TOTAL ENERGY		12,646,391

FINANCIALS – 13.6%
Capital Markets 2.5%
Ameriprise Financial, Inc.	5,600	235,480
Credit Suisse Group (Reg.)	11,483	556,811
E*TRADE Financial Corp. (a)	34,700	677,344
Goldman Sachs Group, Inc.	4,300	554,528
Janus Capital Group, Inc.	17,500	335,475

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Capital Markets continued
Lehman Brothers Holdings, Inc.	1,900	$239,400
Merrill Lynch & Co., Inc.	13,800	916,596
Nikko Cordial Corp.	39,000	532,151
Nomura Holdings, Inc.	7,800	129,870
Northern Trust Corp.	3,700	194,953
State Street Corp.	4,900	282,681
		4,655,289
Commercial Banks – 3.3%
Banca Intesa Spa	19,100	92,316
Bank of America Corp.	49,100	2,253,199
BNP Paribas SA	2,400	190,125
Mizuho Financial Group, Inc.	33	232,714
Shinhan Financial Group Co. Ltd.	2,900	111,807
Standard Chartered PLC (United Kingdom)	13,900	297,633
Sumitomo Mitsui Financial Group, Inc.	41	386,647
U.S. Bancorp, Delaware	10,600	320,968
Wachovia Corp.	19,300	1,030,620
Wells Fargo & Co.	20,100	1,263,285
		6,179,314
Consumer Finance – 1.1%
American Express Co.	25,900	1,331,778
Capital One Financial Corp.	5,800	481,748
Credit Saison Co. Ltd.	3,600	154,726
SLM Corp.	2,600	136,630
		2,104,882
Diversified Financial Services – 2.0%
Citigroup, Inc.	43,700	2,121,635
ING Groep NV (Certificaten Van Aandelen)	6,300	203,742
IntercontinentalExchange, Inc.	5,400	174,420
JPMorgan Chase & Co.	35,200	1,346,400
		3,846,197
Insurance – 3.6%
ACE Ltd.	16,400	910,200
AFLAC, Inc.	10,060	482,880
Allianz AG (Reg.)	1,000	145,000
AMBAC Financial Group, Inc.	1,700	130,373
American International Group, Inc.	45,667	3,066,082
Hartford Financial Services Group, Inc.	5,100	445,587
MetLife, Inc.	11,000	565,840

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Insurance – continued
Muenchener Rueckversicherungs Gesellschaft AG (Reg.)	2,200	$287,512
Prudential Financial, Inc.	9,500	735,300
XL Capital Ltd. Class A	900	59,742
		6,828,516
Real Estate 0.5%
CenterPoint Properties Trust (SBI)	3,400	155,346
Equity Residential (SBI)	8,200	334,232
KKR Financial Corp.	5,300	125,875
Vornado Realty Trust	3,700	315,795
		931,248
Thrifts & Mortgage Finance – 0.6%
Countrywide Financial Corp.	3,900	135,759
Freddie Mac	9,600	599,520
Golden West Financial Corp., Delaware	2,800	181,412
Washington Mutual, Inc.	5,800	238,902
		1,155,593

TOTAL FINANCIALS		25,701,039

HEALTH CARE – 10.2%
Biotechnology – 2.1%
Amgen, Inc. (a)	18,400	1,489,112
Biogen Idec, Inc. (a)	11,000	470,910
CSL Ltd.	8,800	257,440
Genentech, Inc. (a)	12,300	1,176,126
Gilead Sciences, Inc. (a)	7,500	380,175
MedImmune, Inc. (a)	3,600	129,276
		3,903,039
Health Care Equipment & Supplies – 1.6%
Alcon, Inc.	1,700	238,340
Aspect Medical Systems, Inc. (a)	1,140	42,944
Baxter International, Inc.	13,500	525,015
Becton, Dickinson & Co.	7,800	454,194
C.R. Bard, Inc.	8,600	557,882
Medtronic, Inc.	7,100	394,547
Millipore Corp. (a)	3,100	197,966
ResMed, Inc. (a)	4,300	175,440
St. Jude Medical, Inc. (a)	10,500	501,585
		3,087,913

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Health Care Providers & Services – 2.0%
Aetna, Inc.	5,900	$545,691
Cardinal Health, Inc.	1,800	115,110
Caremark Rx, Inc. (a)	3,700	190,143
Covance, Inc. (a)	2,400	114,096
Emdeon Corp. (a)	4,620	35,343
Humana, Inc. (a)	8,800	403,304
McKesson Corp.	2,400	120,720
Sunrise Senior Living, Inc. (a)	5,800	193,720
UnitedHealth Group, Inc.	33,700	2,017,282
WebMD Health Corp. Class A	3,200	84,768
		3,820,177
Pharmaceuticals – 4.5%
Allergan, Inc.	7,900	790,000
Cipla Ltd.	7,932	68,655
Elan Corp. PLC sponsored ADR (a)	22,300	230,805
Eli Lilly & Co.	6,300	318,150
Johnson & Johnson	38,600	2,383,550
Novartis AG:
(Reg.)	8,291	434,448
sponsored ADR	6,900	361,560
Pfizer, Inc.	78,600	1,666,320
Roche Holding AG (participation certificate)	2,800	420,793
Schering-Plough Corp.	20,700	399,924
Wyeth	33,600	1,396,416
		8,470,621

TOTAL HEALTH CARE		19,281,750

INDUSTRIALS – 8.0%
Aerospace & Defense – 2.3%
EADS NV	8,300	307,525
General Dynamics Corp.	2,100	240,030
Hexcel Corp. (a)	16,300	271,069
Honeywell International, Inc.	29,200	1,066,968
Ionatron, Inc. (a)(e)	13,100	137,550
Meggitt PLC	37,600	217,698
NCI, Inc. Class A	16,700	200,400
Precision Castparts Corp.	5,300	270,247
Raytheon Co.	6,400	245,888
Rockwell Collins, Inc.	5,300	242,210

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Aerospace & Defense – continued
The Boeing Co.	3,600	$245,484
United Technologies Corp.	16,200	872,208
		4,317,277
Air Freight & Logistics – 0.5%
FedEx Corp.	4,400	429,528
United Parcel Service, Inc. Class B	3,900	303,810
UTI Worldwide, Inc.	1,700	165,393
		898,731
Airlines – 0.1%
JetBlue Airways Corp. (a)	8,500	156,740
Commercial Services & Supplies – 0.3%
Robert Half International, Inc.	15,100	577,726
Construction & Engineering – 0.1%
Fluor Corp.	3,600	266,760
Electrical Equipment – 0.1%
Roper Industries, Inc.	3,700	145,780
Industrial Conglomerates – 3.3%
3M Co.	12,100	949,608
General Electric Co.	124,070	4,431,781
Smiths Group PLC	17,900	301,549
Tyco International Ltd.	16,582	472,919
		6,155,857
Machinery – 0.6%
Caterpillar, Inc.	11,600	670,248
Danaher Corp.	2,400	133,200
ITT Industries, Inc.	2,200	239,272
		1,042,720
Road & Rail 0.6%
Burlington Northern Santa Fe Corp.	6,100	403,698
Norfolk Southern Corp.	18,000	796,320
		1,200,018
Trading Companies & Distributors – 0.1%
WESCO International, Inc. (a)	5,200	217,100

TOTAL INDUSTRIALS		14,978,709

INFORMATION TECHNOLOGY – 14.0%
Communications Equipment – 2.2%
CIENA Corp. (a)	71,560	213,964

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Communications Equipment – continued
Cisco Systems, Inc. (a)	45,600	$799,824
Comverse Technology, Inc. (a)	7,400	193,954
Corning, Inc. (a)	14,400	291,600
Harris Corp.	4,900	218,442
Juniper Networks, Inc. (a)	7,200	161,928
Motorola, Inc.	21,600	520,344
Nokia Corp. sponsored ADR	38,800	662,704
Nortel Networks Corp. (a)	36,900	107,010
QUALCOMM, Inc.	16,400	745,708
Research In Motion Ltd. (a)	2,500	151,871
		4,067,349
Computers & Peripherals – 2.7%
Advanced Digital Information Corp. (a)	21,800	228,900
Apple Computer, Inc. (a)	10,300	698,546
Dell, Inc. (a)	21,800	657,488
EMC Corp. (a)	48,100	670,033
Hewlett-Packard Co.	41,600	1,234,272
International Business Machines Corp.	18,400	1,635,760
McDATA Corp. Class A (a)	15,800	57,512
		5,182,511
Electronic Equipment & Instruments – 0.7%
Agilent Technologies, Inc. (a)	10,900	388,694
Amphenol Corp. Class A	13,640	569,743
AU Optronics Corp. sponsored ADR	23,983	346,554
		1,304,991
Internet Software & Services – 1.3%
Google, Inc. Class A (sub. vtg.) (a)	3,800	1,538,962
Yahoo! Japan Corp	191	231,129
Yahoo!, Inc. (a)	16,800	675,864
		2,445,955
IT Services – 1.5%
Anteon International Corp. (a)	9,900	424,413
Ceridian Corp. (a)	6,400	153,600
Cognizant Technology Solutions Corp. Class A (a)	5,600	272,104
First Data Corp.	10,400	450,008
Infosys Technologies Ltd. sponsored ADR	3,400	245,004
Paychex, Inc.	6,300	267,183
Satyam Computer Services Ltd.	12,720	181,126
Satyam Computer Services Ltd. sponsored ADR	4,800	169,152

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
IT Services – continued
SI International, Inc. (a)	14,600	$396,390
SRA International, Inc. Class A (a)	9,400	287,922
		2,846,902
Semiconductors & Semiconductor Equipment – 3.5%
Advanced Micro Devices, Inc. (a)	9,800	256,564
Advanced Semiconductor Engineering, Inc.	553,000	398,471
Altera Corp. (a)	5,600	102,256
Analog Devices, Inc.	7,400	280,608
Applied Materials, Inc.	24,100	436,451
ASML Holding NV (NY Shares) (a)	23,200	444,512
Broadcom Corp. Class A (a)	5,000	232,700
FormFactor, Inc. (a)	900	25,254
Freescale Semiconductor, Inc. Class B (a)	5,900	152,220
Intel Corp.	73,700	1,966,316
Marvell Technology Group Ltd. (a)	3,900	216,606
Maxim Integrated Products, Inc.	2,600	95,030
National Semiconductor Corp.	4,500	116,460
STATS ChipPAC Ltd. sponsored ADR (a)	29,700	196,911
Texas Instruments, Inc.	18,100	587,888
Tokyo Electron Ltd.	10,600	643,121
United Microelectronics Corp. sponsored ADR	113,596	351,012
		6,502,380
Software 2.1%
Mercury Interactive Corp. (a)	2,200	61,160
Microsoft Corp.	106,100	2,940,031
Oracle Corp. (a)	50,400	633,528
Red Hat, Inc. (a)	11,400	268,698
TIBCO Software, Inc. (a)	13,400	112,158
		4,015,575

TOTAL INFORMATION TECHNOLOGY		26,365,663

MATERIALS 1.0%
Chemicals – 0.7%
Agrium, Inc.	2,900	59,072
Dow Chemical Co.	7,300	330,325
FMC Corp. (a)	240	12,761
Monsanto Co.	4,500	329,715

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

MATERIALS – continued
Chemicals – continued
Nitto Denko Corp.	2,700	$185,220
Praxair, Inc.	6,700	348,400
		1,265,493
Metals & Mining – 0.3%
BHP Billiton Ltd. sponsored ADR	6,200	199,454
Carpenter Technology Corp.	1,800	117,990
Newmont Mining Corp.	4,600	212,152
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A) (a)	6,200	144,624
		674,220

TOTAL MATERIALS		1,939,713

TELECOMMUNICATION SERVICES – 2.9%
Diversified Telecommunication Services – 1.3%
AT&T, Inc.	20,100	500,691
BellSouth Corp.	22,700	618,802
Qwest Communications International, Inc. (a)	98,400	515,616
TDC AS	900	53,882
Verizon Communications, Inc.	26,600	850,668
		2,539,659
Wireless Telecommunication Services – 1.6%
American Tower Corp. Class A (a)	15,465	422,040
Crown Castle International Corp. (a)	6,900	189,060
Nextel Partners, Inc. Class A (a)	9,100	241,150
Sprint Nextel Corp.	72,288	1,810,092
Vodafone Group PLC	128,100	276,055
		2,938,397

TOTAL TELECOMMUNICATION SERVICES		5,478,056

UTILITIES – 1.1%
Electric Utilities – 0.6%
E.ON AG	4,800	455,760
Entergy Corp.	3,300	231,000
Exelon Corp.	7,500	390,300
		1,077,060

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Common Stocks continued
	Shares	Value (Note 1)

UTILITIES – continued
Independent Power Producers & Energy Traders – 0.3%
NRG Energy, Inc. (a)	4,600	$200,882
TXU Corp.	3,800	389,994
		590,876
Multi-Utilities – 0.2%
Dominion Resources, Inc.	5,100	387,345

TOTAL UTILITIES		2,055,281

TOTAL COMMON STOCKS
(Cost $124,257,411)		130,490,908

U.S. Treasury Obligations 0.2%
	Principal
	Amount
U.S. Treasury Bills, yield at date of purchase 3.38% to
3.75% 12/8/05 to 1/12/06 (f)
(Cost $398,655)	$400,000	398,665

Fixed Income Funds 16.0%
	Shares
Fidelity Floating Rate Central Investment Portfolio (b)	25,377	2,543,537
Fidelity High Income Central Investment Portfolio 1 (b)	105,833	10,223,420
Fidelity Tactical Income Central Investment Portfolio (b)	177,019	17,312,467
TOTAL FIXED INCOME FUNDS
(Cost $30,076,390)		30,079,424

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Money Market Funds 15.0%
		Shares	Value (Note 1)
Fidelity Cash Central Fund, 4.08% (c)		28,110,065	$ 28,110,065
Fidelity Securities Lending Cash Central Fund, 4.09% (c)(d)		105,350	105,350
TOTAL MONEY MARKET FUNDS
(Cost $28,215,415)			28,215,415

TOTAL INVESTMENT PORTFOLIO 100.4%
(Cost $182,947,871)			189,184,412

NET OTHER ASSETS – (0.4)%			(783,789)
NET ASSETS 100%			$ 188,400,623

Futures Contracts
	Expiration	Underlying	Unrealized
	Date	Face Amount	Appreciation/
		at Value	(Depreciation)
Purchased
Equity Index Contracts
21 S&P 500 Index Contracts	Dec. 2005	$ 6,568,275	$ 201,795

The face value of futures purchased as a percentage of net assets – 3.5%

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other accounts
managed by Fidelity Investments. A
complete unaudited list of holdings for
each fixed income central fund, as of the
investing fund’s report date, is available
upon request or at advisor.fidelity.com.
The reports are located just after the
fund’s financial statements and quarterly
reports but are not part of the financial
statements or quarterly reports. In
addition, the fixed income central fund’s
financial statements, which are not
covered by the investing fund’s Report of
Independent Registered Public
Accounting Firm, are available on the
EDGAR Database on the SEC’s web site,
www.sec.gov, or upon request.

(c) Affiliated fund that is available only to
investment companies and other accounts
managed by Fidelity Investments. The
rate quoted is the annualized seven-day
yield of the fund at period end. A
complete unaudited listing of the fund’s
holdings as of its most recent quarter
end is available upon request.

(d) Includes investment made with cash
collateral received from securities on
loan.

(e) Security or a portion of the security is on
loan at period end.

(f) Security or a portion of the security was
pledged to cover margin requirements
for futures contracts. At the period end,
the value of securities pledged
amounted to $398,655.

See accompanying notes which are an integral part of the financial statements.

Annual Report 22

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
Fidelity Cash Central Fund	$693,047
Fidelity Floating Rate Central Investment Portfolio	106,304
Fidelity High Income Central Investment Portfolio 1	769,542
Fidelity Securities Lending Cash Central Fund	8,596
Fidelity Tactical Income Central Investment Portfolio	466,050
Fidelity Ultra Short Central Fund	1,569
Total	$2,045,108

Additional information regarding the fund’s purchases and sales, including the ownership percentage, of the following fixed income Central Funds during the period is as follows:

Fund	Value,	Purchases	Sales	Value,	% ownership,
	beginning of		Proceeds	end of period	end of period
	period
Fidelity Floating Rate
Central Investment
Portfolio	$—	$2,540,024	$—	$2,543,537	0.4%
Fidelity High Income
Central Investment
Portfolio 1	10,584,309	—	—	10,223,420	1.0%
Fidelity Tactical
Income Central
Investment Portfolio	—	17,541,669*	296	17,312,467	0.5%
Fidelity Ultra Short
Central Fund	1,217,084	—	1,217,206**	—	—
Total	$11,801,393	$20,081,693	$1,217,502	$30,079,424

* $9,522,909 represents the value of shares received through in kind contributions.

** Represents the value of shares delivered to the Tactical Income CIP as part of an in kind contribution.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Investments continued

Other Information

The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):

U.S.Government and
U.S.Government Agency
Obligations	4.6%
AAA,AA,A	3.2%
BBB	0.9%
BB	2.5%
B	3.4%
CCC,CC,C	0.4%
Not Rated	0.5%
Equities	72.7%
Short Term Investments and Net
Other Assets	11.8%
100.0%

We have used ratings from Moody’s® Investors Services, Inc. Where Moody’s ratings are not available, we have used S&P ratings. Percentages are adjusted for the effect of futures contracts, if applicable. Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	89.0%
Japan	1.4%
France	1.2%
Switzerland	1.2%
United Kingdom	1.0%
Others (individually less than 1%) .	6.2%
100.0%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity’s fixed-income central funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report 24

Financial Statements

Statement of Assets and Liabilities
		November 30, 2005

Assets
Investment in securities, at value (including securities
loaned of $105,252) See accompanying schedule:
Unaffiliated issuers (cost $124,656,066)	$130,889,573
Affiliated Central Funds (cost $58,291,805)	58,294,839
Total Investments (cost $182,947,871)		$189,184,412
Cash		20,750
Receivable for investments sold		425,728
Receivable for fund shares sold		618,898
Dividends receivable		229,768
Interest receivable		230,242
Prepaid expenses		902
Receivable from investment adviser for expense
reductions		5,067
Other receivables		7,802
Total assets		190,723,569

Liabilities
Payable for investments purchased	1,357,828
Payable for fund shares redeemed	512,619
Accrued management fee	87,860
Distribution fees payable	94,999
Payable for daily variation on futures contracts	43,054
Other affiliated payables	50,340
Other payables and accrued expenses	70,896
Collateral on securities loaned, at value	105,350
Total liabilities		2,322,946

Net Assets		$188,400,623
Net Assets consist of:
Paid in capital		$167,338,964
Undistributed net investment income		340,043
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		14,296,076
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		6,425,540
Net Assets		$188,400,623

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Statements continued

Statement of Assets and Liabilities continued
November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($52,136,867 ÷ 4,178,565 shares)	$12.48
Maximum offering price per share (100/94.25 of $12.48)	$13.24
Class T:
Net Asset Value and redemption price per share
($62,862,009 ÷ 5,060,540 shares)	$12.42
Maximum offering price per share (100/96.50 of $12.42)	$12.87
Class B:
Net Asset Value and offering price per share
($40,236,495 ÷ 3,255,822 shares)A	$12.36
Class C:
Net Asset Value and offering price per share
($31,397,123 ÷ 2,540,762 shares)A	$12.36
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($1,768,129 ÷ 141,319 shares)	$12.51

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 26

Statement of Operations
	Year ended November 30, 2005

Investment Income
Dividends		$1,286,875
Interest		26,907
Income from affiliated Central Funds		2,045,108
Total income		3,358,890

Expenses
Management fee	$922,438
Transfer agent fees	490,087
Distribution fees	1,002,158
Accounting and security lending fees	69,721
Independent trustees’ compensation	724
Custodian fees and expenses	50,434
Registration fees	59,334
Audit	42,736
Legal	1,601
Miscellaneous	26,242
Total expenses before reductions	2,665,475
Expense reductions	(57,142)	2,608,333

Net investment income (loss)		750,557
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	26,824,424
Affiliated Central Funds	(1)
Foreign currency transactions	15,092
Futures contracts	344,153
Total net realized gain (loss)		27,183,668
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of increase in deferred
foreign taxes of $12,013)	(8,482,342)
Assets and liabilities in foreign currencies	(22,232)
Futures contracts	23,573
Total change in net unrealized appreciation
(depreciation)		(8,481,001)
Net gain (loss)		18,702,667
Net increase (decrease) in net assets resulting from
operations		$19,453,224

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
	Year ended	Year ended
	November 30,	November 30,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$750,557	$479,361
Net realized gain (loss)	27,183,668	11,222,253
Change in net unrealized appreciation (depreciation) .	(8,481,001)	4,207,844
Net increase (decrease) in net assets resulting
from operations	19,453,224	15,909,458
Distributions to shareholders from net investment income .	(539,768)	(753,013)
Share transactions - net increase (decrease)	21,707,568	2,771,199
Total increase (decrease) in net assets	40,621,024	17,927,644

Net Assets
Beginning of period	147,779,599	129,851,955
End of period (including undistributed net investment
income of $340,043 and undistributed net
investment income of $114,250, respectively)	$188,400,623	$147,779,599

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Financial Highlights Class A

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$11.10	$9.93	$8.77	$9.83	$ 11.02
Income from Investment
Operations
Net investment income (loss)C	10	.08	.12	.15	.20
Net realized and unrealized
gain (loss)	1.36	1.17	1.16	(1.05)	(1.20)
Total from investment operations	1.46	1.25	1.28	(.90)	(1.00)
Distributions from net investment
income	(.08)	(.08)	(.12)	(.16)	(.19)
Net asset value, end of period	$12.48	$11.10	$9.93	$8.77	$ 9.83
Total ReturnA,B	13.22%	12.66%	14.79%	(9.28)%	(9.13)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.26%	1.28%	1.27%	1.29%	1.26%
Expenses net of fee waivers,
if any	1.26%	1.28%	1.27%	1.29%	1.26%
Expenses net of all reductions	1.23%	1.25%	1.23%	1.25%	1.23%
Net investment income (loss)	85%	.75%	1.33%	1.65%	1.97%
Supplemental Data
Net assets, end of period
(000 omitted)	$52,137	$36,512	$36,234	$29,894	$14,487
Portfolio turnover rate	125%	106%	99%	120%	165%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central funds.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Highlights Class T

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$11.05	$9.90	$8.75	$9.79	$ 10.99
Income from Investment
Operations
Net investment income (loss)C	07	.05	.09	.13	.17
Net realized and unrealized
gain (loss)	1.35	1.17	1.15	(1.05)	(1.19)
Total from investment operations	1.42	1.22	1.24	(.92)	(1.02)
Distributions from net investment
income	(.05)	(.07)	(.09)	(.12)	(.18)
Net asset value, end of period	$12.42	$11.05	$9.90	$8.75	$ 9.79
Total ReturnA,B	12.83%	12.39%	14.33%	(9.50)%	(9.35)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.52%	1.57%	1.59%	1.56%	1.55%
Expenses net of fee waivers,
if any	1.52%	1.57%	1.59%	1.56%	1.55%
Expenses net of all reductions	1.50%	1.55%	1.56%	1.53%	1.52%
Net investment income (loss)	58%	.46%	1.00%	1.38%	1.69%
Supplemental Data
Net assets, end of period
(000 omitted)	$62,862	$57,816	$54,298	$45,804	$71,346
Portfolio turnover rate	125%	106%	99%	120%	165%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central funds.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Financial Highlights Class B

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$11.01	$9.87	$8.73	$9.78	$ 10.96
Income from Investment
Operations
Net investment income (loss)C	01	(.01)	.04	.08	.12
Net realized and unrealized
gain (loss)	1.34	1.17	1.15	(1.05)	(1.19)
Total from investment operations	1.35	1.16	1.19	(.97)	(1.07)
Distributions from net investment
income	—	(.02)	(.05)	(.08)	(.11)
Net asset value, end of period	$12.36	$11.01	$9.87	$8.73	$ 9.78
Total ReturnA,B	12.26%	11.77%	13.72%	(10.00)%	(9.80)%
Ratios to Average Net AssetsD,E
Expenses before reductions	2.08%	2.14%	2.12%	2.10%	2.04%
Expenses net of fee waivers,
if any	2.04%	2.14%	2.12%	2.10%	2.04%
Expenses net of all reductions	2.01%	2.11%	2.08%	2.06%	2.01%
Net investment income (loss)	07%	(.11)%	.48%	.84%	1.20%
Supplemental Data
Net assets, end of period
(000 omitted)	$40,236	$32,642	$25,463	$19,261	$21,599
Portfolio turnover rate	125%	106%	99%	120%	165%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central funds.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Financial Highlights Class C

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$11.01	$9.87	$8.72	$9.77	$ 10.94
Income from Investment
Operations
Net investment income (loss)C	01	(.01)	.05	.08	.12
Net realized and unrealized
gain (loss)	1.35	1.17	1.15	(1.05)	(1.18)
Total from investment operations	1.36	1.16	1.20	(.97)	(1.06)
Distributions from net investment
income	(.01)	(.02)	(.05)	(.08)	(.11)
Net asset value, end of period	$12.36	$11.01	$9.87	$8.72	$ 9.77
Total ReturnA,B	12.31%	11.77%	13.85%	(10.01)%	(9.73)%
Ratios to Average Net AssetsD,E
Expenses before reductions	2.02%	2.08%	2.08%	2.07%	2.02%
Expenses net of fee waivers,
if any	2.02%	2.08%	2.08%	2.07%	2.02%
Expenses net of all reductions	1.99%	2.05%	2.05%	2.03%	1.99%
Net investment income (loss)	09%	(.05)%	.52%	.88%	1.22%
Supplemental Data
Net assets, end of period
(000 omitted)	$31,397	$20,023	$13,150	$9,574	$11,037
Portfolio turnover rate	125%	106%	99%	120%	165%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central funds.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

32

Financial Highlights Institutional Class

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$11.14	$9.95	$8.78	$9.85	$11.04
Income from Investment
Operations
Net investment income (loss)B	14	.11	.15	.16	.24
Net realized and unrealized
gain (loss)	1.36	1.19	1.15	(1.04)	(1.21)
Total from investment operations	1.50	1.30	1.30	(.88)	(.97)
Distributions from net investment
income	(.13)	(.11)	(.13)	(.19)	(.22)
Net asset value, end of period	$12.51	$11.14	$9.95	$8.78	$9.85
Total ReturnA	13.56%	13.17%	15.03%	(9.07)%	(8.86)%
Ratios to Average Net AssetsC,D
Expenses before reductions	93%	.92%	1.13%	1.11%	.95%
Expenses net of fee waivers,
if any	93%	.92%	1.13%	1.11%	.95%
Expenses net of all reductions	91%	.89%	1.09%	1.07%	.92%
Net investment income (loss)	1.17%	1.11%	1.47%	1.84%	2.29%
Supplemental Data
Net assets, end of period
(000 omitted)	$1,768	$787	$707	$5,359	$745
Portfolio turnover rate	125%	106%	99%	120%	165%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Amounts do not include the activity of the affiliated central funds.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Notes to Financial Statements

For the period ended November 30, 2005

1. Significant Accounting Policies.

Fidelity Advisor Asset Allocation Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) and fixed income Central Investment Portfolios (CIPs), collectively referred to as Central Funds, which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund, which are also consistently followed by the Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open end mutual funds, including Central Funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

34

1. Significant Accounting Policies continued
Security Valuation continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the fund’s investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Central Funds, are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

35 Annual Report

Notes to Financial Statements continued
1. Significant Accounting Policies continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), partnerships (including allocations from CIPs), and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$9,636,863
Unrealized depreciation	(4,182,803)
Net unrealized appreciation (depreciation)	5,454,060
Undistributed ordinary income	82,189
Undistributed long term capital gain	14,707,737

Cost for federal income tax purposes	$183,730,352

The tax character of distributions paid was as follows:

	November 30, 2005	November 30, 2004
Ordinary Income	$539,768	$753,013

Annual Report

36

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund’s exposure to the underlying instrument, while selling futures tends to decrease a fund’s exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption ”Futures Contracts.” This amount reflects each contract’s exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts’ terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities, U.S. government securi ties, and in kind transactions aggregated $191,473,302 and $174,810,765, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .57% of the fund’s average net assets.

37 Annual Report

Notes to Financial Statements continued
4. Fees and Other Transactions with Affiliates continued

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$105,501	$—
Class T	25%	.25%	283,936	—
Class B	75%	.25%	362,234	271,675
Class C	75%	.25%	250,487	72,321

			$1,002,158	$343,996

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Class A	$67,222
Class T	22,116
Class B*	77,532
Class C*	6,051
$172,921

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

38

4. Fees and Other Transactions with Affiliates continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$118,940.28
Class T	168,192.30
Class B	127,370.35
Class C	73,122.29
Institutional Class	2,463.21
	$490,087

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The fund may also invest in CIPs managed by FIMM or Fidelity Management & Research Company, Inc. (FMRC) each an affiliate of FMR. The High Income Central Investment Portfolio 1 seeks a high level of income and may also seek capital appreciation by invest ing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower quality debt securities. The Tactical Income Central Investment Portfolio seeks a high level of income by normally investing in investment grade debt securities. The Floating Rate Central Investment Portfolio seeks a high level of income by normally investing in floating rate loans and other floating rate securities.

The fund’s Schedule of Investments lists each applicable CIP as an investment of the fund but does not include the underlying holdings of each CIP. Based on their investment objectives, each CIP may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. In addition, certain CIPs may also participate in delayed delivery and when issued securities, loans and other direct debt instruments, mortgage dollar rolls and restricted securities. These strategies are consistent with the investment objectives of the fund and may involve certain economic risks, including the

39 Annual Report

Notes to Financial Statements continued
4. Fees and Other Transactions with Affiliates continued
Affiliated Central Funds continued

risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of each CIP and the fund.

A complete unaudited list of holdings for each CIP, as of the fund’s report date, is available upon request or at advisor.fidelity.com. The reports are located just after the fund’s financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the CIP’s financial statements, which are not covered by this fund’s Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC’s web site, www.sec.gov, or upon request.

The Central Funds do not pay a management fee.

On December 17, 2004, the fund completed a non taxable exchange of securities with a value, including accrued interest, of $9,552,909 (which included $10,890 of unrealized depreciation) for 95,529 shares (each then valued at $100.00 per share) of the Fidelity Tactical Income Central Investment Portfolio, an affiliated entity. This is considered a non taxable exchange for federal income tax purposes, with no gain or loss recognized by the fund or its shareholders.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,944 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of

Annual Report

40

6. Security Lending continued

insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $8,596.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense	Reimbursement
	Limitations	from adviser

Class B	2.25%-2.00%*	$15,140
* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $40,815 for the period. In addition, through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $114. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$1,073
8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

41 Annual Report

Notes to Financial Statements continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,		2005		2004
From net investment income
Class A		$297,203		$276,211
Class T		219,879		388,992
Class B			—	52,132
Class C		9,235		27,347
Institutional Class		13,451		8,331
Total		$539,768		$753,013

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares			Dollars
Years ended November 30,	2005	2004	2005	2004
Class A
Shares sold	1,672,636	1,440,478	$ 19,857,557	$ 14,859,192
Reinvestment of distributions	23,884	26,510	279,633	270,784
Shares redeemed	(806,455)	(1,827,167)	(9,453,473)	(18,758,519)
Net increase (decrease)	890,065	(360,179)	$ 10,683,717	$ (3,628,543)
Class T
Shares sold	1,779,081	1,379,239	$ 20,801,971	$ 14,227,145
Reinvestment of distributions	18,515	37,143	215,033	377,760
Shares redeemed	(1,969,870)	(1,667,206)	(22,739,571)	(17,214,237)
Net increase (decrease)	(172,274)	(250,824)	$ (1,722,567)	$ (2,609,332)
Class B
Shares sold	1,039,840	993,729	$ 12,146,325	$ 10,217,284
Reinvestment of distributions	—	4,477	—	45,217
Shares redeemed	(749,604)	(611,883)	(8,727,769)	(6,276,642)
Net increase (decrease)	290,236	386,323	$3,418,556	$3,985,859
Class C
Shares sold	1,123,983	840,741	$ 13,167,117	$8,660,023
Reinvestment of distributions	725	2,340	8,158	23,630
Shares redeemed	(402,711)	(356,898)	(4,691,340)	(3,660,682)
Net increase (decrease)	721,997	486,183	$8,483,935	$5,022,971
Institutional Class
Shares sold	102,713	161,798	$1,217,559	$1,695,127
Reinvestment of distributions	910	588	10,751	6,027
Shares redeemed	(32,917)	(162,830)	(384,383)	(1,700,910)
Net increase (decrease)	70,706	(444)	$843,927	$244

Annual Report

42

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Asset Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Asset Allocation Fund (a fund of Fidelity Advisor Series I) at November 30, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Asset Allocation Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts January 17, 2006

43 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund’s activities, review contractual arrangements with companies that provide services to each fund, and review each fund’s performance. Except for William O. McCoy, each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, please call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Annual Report

44

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Asset Allocation (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Adminis trative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

45 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Annual Report

46

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engi neering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business out sourcing, 1995 2002), INET Technologies Inc. (telecommunications net work surveillance, 2001 2004), and Teletech Holdings (customer man agement services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corpora tion (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

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48

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002 present), and Metalmark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enter prise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

49 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Boyce I. Greer (49)

Year of Election or Appointment: 2005

Vice President of Advisor Asset Allocation. Mr. Greer also serves as Vice President of the Fidelity Select Portfolios (2005 present), certain Asset Allocation Funds (2005 present), a Trustee of other investment companies advised by FMR (2003 present), and a member of the FMR senior management team (2005 present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002 2005), Executive Vice President (2000 2002), and Money Market Group Leader (1997 2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity’s Money Market Funds (1997 2002), Senior Vice President of FMR

(1997 2002), and Vice President of FIMM (1998 2002).

Richard C. Habermann (65)

Year of Election or Appointment: 1998

Vice President of Advisor Asset Allocation. Mr. Habermann serves as Vice President of other funds advised by FMR. Mr. Habermann also serves as Senior Vice President of FMR and FMR Co., Inc. (2001).

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50

Name, Age; Principal Occupation Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Asset Allocation. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Manage ment & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Asset Allocation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Asset Allocation. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Invest ments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Asset Allocation. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

51 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Asset Allocation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Asset Allocation. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Asset Allocation. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice Presi dent of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Asset Allocation. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

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52

Name, Age; Principal Occupation Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Asset Allocation. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Asset Allocation. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1998

Assistant Treasurer of Advisor Asset Allocation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Asset Allocation. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Asset Allocation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Asset Allocation. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

53 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Asset Allocation. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Invest ments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

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54

Distributions

The Board of Trustees of Advisor Asset Allocation Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and divi dends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	01/09/06	01/06/06	—	$0.05
	12/19/05	12/16/05	$0.041	$0.91
Class T	01/09/06	01/06/06	—	$0.05
	12/19/05	12/16/05	$0.033	$0.91
Class B	01/09/06	01/06/06	—	$0.05
	12/19/05	12/16/05	$0.017	$0.91
Class C	01/09/06	01/06/06	—	$0.05
	12/19/05	12/16/05	$0.018	$0.91

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended November, 30 2005, $15,021,728 or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended November, 30 2004, $0, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

A total of 1.54% of the dividends distributed during the fiscal year was derived from inter est on U.S. Government securities which is generally exempt from state income tax.

Class A designates 99%, 100%, 100%, and 100%; and Class T designates 100%, 100%, 100%, and 100% of the dividends distributed in December, April, July, and October, respectively during the fiscal year as qualifying for the dividends received deduction for corporate shareholders. Class C designates 100% of the dividends distributed in December during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Class A designates 100%, and Class T designates 100% of the dividends distributed in December, April, July, and October, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Class C designates 100% of the dividends distributed in December 2004 during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

55 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000
Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000

Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

Annual Report 56

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Asset Allocation Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

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Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

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58

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a proprietary custom index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated. The fund’s propri etary custom index is an index developed by FMR that represents the fund’s three asset classes according to their respective weightings in the fund’s neutral mix.

59 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the one and three year periods and the second quartile for the five year period. The Board also stated that the relative investment performance of Institutional Class of the fund has compared favorably to its benchmark over time. The Board consid ered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar

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60

Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 29% means that 71% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

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Board Approval of Investment Advisory Contracts and Management Fees continued

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small fund fee reductions”). The Board considered that, if the small fund fee reductions had been in effect in 2004, the total expenses of Class A would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders.

Annual Report

62

The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s

63 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

management increase, and for higher fee rates as total fund assets under FMR’s manage ment decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regard less of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

Annual Report

64

65 Annual Report

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66

67 Annual Report

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68

69 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Investments
Money Management, Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
State Street Bank and Trust Company
Quincy, MA

AAL UANN-0106 1.786671.102

Fidelity® Advisor Asset Allocation Fund - Institutional Class

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	10	A complete list of the fund’s investments
		with their market values.
Financial Statements	24	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	33	Notes to the financial statements.
Report of Independent	42
Registered Public
Accounting Firm
Trustees and Officers	43
Distributions	54
Proxy Voting Results	55
Board Approval of	56
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guaran tee of how it will do tomorrow.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Life of
	years	years	fundA
Institutional Class	13.56%	4.15%	4.73%
A From December 28, 1998.
$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Asset Allocation Fund Institutional Class on December 28, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor’s 500SM Index (S&P 500® ) performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from Richard Habermann, Portfolio Manager of Fidelity® Advisor Asset Allocation Fund

The year ending November 30, 2005, was a tumultuous one for U.S. equity and fixed income markets. A number of major influences alternately pushed the markets higher and lower throughout the past year. Issues exerting downward pressure included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the strength of the economy, pushing the markets higher across the board. On the equity side, the Standard & Poor’s 500SM Index was up 8.44%, the NASDAQ Composite® Index rose 7.28% and the Dow Jones Industrial AverageSM advanced 6.07% . The overall investment grade bond market, as measured by the Lehman Brothers® Aggregate Bond Index, returned 2.40% .

During the past year, the fund’s Institutional Class shares were up 13.56%, while the Fidelity Advisor Asset Allocation Composite Index rose 6.71% and the LipperSM Flexible Portfolio Funds Average returned 7.37% . It paid to overweight stocks and high yield securi ties relative to the index, while underweighting investment grade debt. Within the equity allocation, a modest stake in foreign stocks was helpful, while overweighting cash detracted slightly. Our equities trounced the S&P 500® , fueled by excellent security selection. The biggest gains were in consumer durables, where homebuilding stocks such as KB Home and Toll Brothers soared during the first half of the period amid extremely strong industry fundamentals, and in the surging energy sector. Also among our top contributors were refiner Valero Energy, health insurer UnitedHealth Group and wireless provider Nextel Communications which merged with Sprint. Conversely, underweighting red hot utilities stocks curbed performance a bit, as did weak results in technology, insurance and consumer services. Detractors included Affiliated Computer Services, stereo equipment company Harman International Industries and untimely trading in index component Exxon Mobil. Harman and Toll Brothers were sold during the period. In fixed income, good sector selec tion helped our high yield and investment grade holdings comfortably outpace the Lehman Brothers index. The strategic cash portion of the fund topped its benchmark as well.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, the fund, as a shareholder in the underlying affiliated central funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central funds. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the fund, as a shareholder in the underlying affiliated central funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central funds. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7 Annual Report

Shareholder Expense Example continued

			Expenses Paid
			During Period*
	Beginning	Ending	June 1, 2005
	Account Value	Account Value	to November 30,
	June 1, 2005	November 30, 2005	2005
Class A
Actual	$1,000.00	$1,088.50	$6.44
HypotheticalA	$1,000.00	$1,018.90	$6.23
Class T
Actual	$1,000.00	$1,087.00	$7.85
HypotheticalA	$1,000.00	$1,017.55	$7.59
Class B
Actual	$1,000.00	$1,084.20	$10.45
HypotheticalA	$1,000.00	$1,015.04	$10.10
Class C
Actual	$1,000.00	$1,084.20	$10.45
HypotheticalA	$1,000.00	$1,015.04	$10.10
Institutional Class
Actual	$1,000.00	$1,090.00	$4.82
HypotheticalA	$1,000.00	$1,020.46	$4.66

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The fees and expenses of the underlying affiliated central funds in which the fund invests are not included in the fund’s annualized expense ratio.

Annualized
Expense Ratio
Class A	1.23%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	92%

Annual Report

8

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
General Electric Co.	2.4	1.6
Exxon Mobil Corp.	2.1	0.0
American International Group, Inc.	1.6	3.9
Microsoft Corp.	1.6	0.0
Johnson & Johnson	1.3	2.7
Bank of America Corp.	1.2	0.0
Citigroup, Inc.	1.1	0.0
Altria Group, Inc.	1.1	0.3
UnitedHealth Group, Inc.	1.1	4.5
Intel Corp.	1.1	1.3
	14.6
Market Sectors as of November 30, 2005
(stocks only)	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	14.0	8.0
Financials	13.6	10.1
Health Care	10.2	9.3
Industrials	8.0	9.9
Energy	6.7	7.3
Consumer Discretionary	6.4	16.1
Consumer Staples	5.3	1.4
Telecommunication Services	2.9	6.4
Utilities	1.1	0.2
Materials	1.0	3.7

Asset allocations in the pie charts reflect the categorization of assets as defined in the fund’s prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts and swap contracts, if applicable.

The information in the above tables is based on the combined investments of the fund and its pro rata share of the investments of Fidelity’s fixed income central funds.

For an unaudited list of holdings for each fixed income central fund, visit advisor.fidelity.com.

9 Annual Report

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 69.2%

	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – 6.4%
Automobiles – 0.1%
Toyota Motor Corp.	3,100	$149,963
Hotels, Restaurants & Leisure 0.4%
Carnival Corp. unit	4,000	217,960
Kerzner International Ltd. (a)	4,200	273,042
Penn National Gaming, Inc. (a)	1,800	59,706
Vail Resorts, Inc. (a)	4,000	149,040
		699,748
Household Durables – 0.2%
Garmin Ltd.	500	27,550
KB Home	5,500	383,735
		411,285
Internet & Catalog Retail 0.7%
eBay, Inc. (a)	28,800	1,290,528
Media – 2.1%
Clear Channel Communications, Inc.	2,397	78,046
E.W. Scripps Co. Class A	4,500	208,575
Getty Images, Inc. (a)	2,600	237,354
Grupo Televisa SA de CV (CPO) sponsored ADR	3,300	262,020
Lamar Advertising Co. Class A (a)	12,300	570,105
McGraw Hill Companies, Inc.	4,700	249,335
News Corp. Class A	25,200	373,212
Omnicom Group, Inc.	5,000	422,800
Time Warner, Inc.	52,300	940,354
Univision Communications, Inc. Class A (a)	3,030	91,597
Vivendi Universal SA sponsored ADR	6,400	185,280
Walt Disney Co.	15,100	376,443
		3,995,121
Multiline Retail – 1.1%
Federated Department Stores, Inc.	13,600	876,248
JCPenney Co., Inc.	3,100	162,657
Nordstrom, Inc.	5,100	188,088
Sears Holdings Corp. (a)	2,700	310,554
Target Corp.	11,300	604,663
		2,142,210
Specialty Retail – 1.4%
AnnTaylor Stores Corp. (a)	3,200	97,056
Best Buy Co., Inc.	9,000	434,160
Circuit City Stores, Inc.	10,100	211,393
Home Depot, Inc.	15,800	660,124

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – continued
Specialty Retail – continued
Lowe’s Companies, Inc.	9,300	$627,564
Staples, Inc.	8,500	196,350
Tiffany & Co., Inc.	5,000	203,500
Urban Outfitters, Inc. (a)	6,900	212,934
		2,643,081
Textiles, Apparel & Luxury Goods – 0.4%
Coach, Inc. (a)	3,800	130,834
NIKE, Inc. Class B	3,900	332,670
Polo Ralph Lauren Corp. Class A	3,500	187,600
		651,104

TOTAL CONSUMER DISCRETIONARY		11,983,040

CONSUMER STAPLES 5.3%
Beverages – 1.2%
PepsiCo, Inc.	24,400	1,444,480
Pernod Ricard SA	2,900	474,853
The Coca-Cola Co.	10,800	461,052
		2,380,385
Food & Staples Retailing – 1.5%
CVS Corp.	16,000	432,320
Safeway, Inc.	18,800	437,100
Wal-Mart Stores, Inc.	32,470	1,576,743
Walgreen Co.	9,300	424,824
		2,870,987
Food Products 0.3%
Kellogg Co.	6,600	290,862
Nestle SA:
(Reg.)	412	122,204
sponsored ADR	1,600	118,080
		531,146
Household Products – 1.2%
Colgate-Palmolive Co.	8,300	452,516
Procter & Gamble Co.	30,503	1,744,438
		2,196,954

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER STAPLES – continued
Tobacco 1.1%
Altria Group, Inc.	28,600	$ 2,081,794

TOTAL CONSUMER STAPLES		10,061,266

ENERGY 6.7%
Energy Equipment & Services – 1.8%
Halliburton Co.	20,400	1,298,460
National Oilwell Varco, Inc. (a)	15,900	963,858
Noble Corp.	1,800	129,726
Schlumberger Ltd. (NY Shares)	8,200	784,986
TODCO Class A	3,400	141,338
		3,318,368
Oil, Gas & Consumable Fuels – 4.9%
BP PLC	24,200	265,554
Burlington Resources, Inc.	2,000	144,500
ConocoPhillips	15,300	925,803
EnCana Corp.	10,000	443,825
Exxon Mobil Corp.	68,700	3,986,661
Occidental Petroleum Corp.	3,800	301,340
OMV AG	2,000	110,505
Plains Exploration & Production Co. (a)	3,300	139,920
Quicksilver Resources, Inc. (a)	7,500	283,950
Statoil ASA	4,300	93,825
Talisman Energy, Inc.	3,500	167,341
Total SA:
Series B	2,160	538,661
sponsored ADR	8,400	1,047,396
Ultra Petroleum Corp. (a)	9,900	532,422
Valero Energy Corp.	3,600	346,320
		9,328,023

TOTAL ENERGY		12,646,391

FINANCIALS – 13.6%
Capital Markets 2.5%
Ameriprise Financial, Inc.	5,600	235,480
Credit Suisse Group (Reg.)	11,483	556,811
E*TRADE Financial Corp. (a)	34,700	677,344
Goldman Sachs Group, Inc.	4,300	554,528
Janus Capital Group, Inc.	17,500	335,475

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Capital Markets continued
Lehman Brothers Holdings, Inc.	1,900	$239,400
Merrill Lynch & Co., Inc.	13,800	916,596
Nikko Cordial Corp.	39,000	532,151
Nomura Holdings, Inc.	7,800	129,870
Northern Trust Corp.	3,700	194,953
State Street Corp.	4,900	282,681
		4,655,289
Commercial Banks – 3.3%
Banca Intesa Spa	19,100	92,316
Bank of America Corp.	49,100	2,253,199
BNP Paribas SA	2,400	190,125
Mizuho Financial Group, Inc.	33	232,714
Shinhan Financial Group Co. Ltd.	2,900	111,807
Standard Chartered PLC (United Kingdom)	13,900	297,633
Sumitomo Mitsui Financial Group, Inc.	41	386,647
U.S. Bancorp, Delaware	10,600	320,968
Wachovia Corp.	19,300	1,030,620
Wells Fargo & Co.	20,100	1,263,285
		6,179,314
Consumer Finance – 1.1%
American Express Co.	25,900	1,331,778
Capital One Financial Corp.	5,800	481,748
Credit Saison Co. Ltd.	3,600	154,726
SLM Corp.	2,600	136,630
		2,104,882
Diversified Financial Services – 2.0%
Citigroup, Inc.	43,700	2,121,635
ING Groep NV (Certificaten Van Aandelen)	6,300	203,742
IntercontinentalExchange, Inc.	5,400	174,420
JPMorgan Chase & Co.	35,200	1,346,400
		3,846,197
Insurance – 3.6%
ACE Ltd.	16,400	910,200
AFLAC, Inc.	10,060	482,880
Allianz AG (Reg.)	1,000	145,000
AMBAC Financial Group, Inc.	1,700	130,373
American International Group, Inc.	45,667	3,066,082
Hartford Financial Services Group, Inc.	5,100	445,587
MetLife, Inc.	11,000	565,840

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Insurance – continued
Muenchener Rueckversicherungs Gesellschaft AG (Reg.)	2,200	$287,512
Prudential Financial, Inc.	9,500	735,300
XL Capital Ltd. Class A	900	59,742
		6,828,516
Real Estate 0.5%
CenterPoint Properties Trust (SBI)	3,400	155,346
Equity Residential (SBI)	8,200	334,232
KKR Financial Corp.	5,300	125,875
Vornado Realty Trust	3,700	315,795
		931,248
Thrifts & Mortgage Finance – 0.6%
Countrywide Financial Corp.	3,900	135,759
Freddie Mac	9,600	599,520
Golden West Financial Corp., Delaware	2,800	181,412
Washington Mutual, Inc.	5,800	238,902
		1,155,593

TOTAL FINANCIALS		25,701,039

HEALTH CARE – 10.2%
Biotechnology – 2.1%
Amgen, Inc. (a)	18,400	1,489,112
Biogen Idec, Inc. (a)	11,000	470,910
CSL Ltd.	8,800	257,440
Genentech, Inc. (a)	12,300	1,176,126
Gilead Sciences, Inc. (a)	7,500	380,175
MedImmune, Inc. (a)	3,600	129,276
		3,903,039
Health Care Equipment & Supplies – 1.6%
Alcon, Inc.	1,700	238,340
Aspect Medical Systems, Inc. (a)	1,140	42,944
Baxter International, Inc.	13,500	525,015
Becton, Dickinson & Co.	7,800	454,194
C.R. Bard, Inc.	8,600	557,882
Medtronic, Inc.	7,100	394,547
Millipore Corp. (a)	3,100	197,966
ResMed, Inc. (a)	4,300	175,440
St. Jude Medical, Inc. (a)	10,500	501,585
		3,087,913

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Health Care Providers & Services – 2.0%
Aetna, Inc.	5,900	$545,691
Cardinal Health, Inc.	1,800	115,110
Caremark Rx, Inc. (a)	3,700	190,143
Covance, Inc. (a)	2,400	114,096
Emdeon Corp. (a)	4,620	35,343
Humana, Inc. (a)	8,800	403,304
McKesson Corp.	2,400	120,720
Sunrise Senior Living, Inc. (a)	5,800	193,720
UnitedHealth Group, Inc.	33,700	2,017,282
WebMD Health Corp. Class A	3,200	84,768
		3,820,177
Pharmaceuticals – 4.5%
Allergan, Inc.	7,900	790,000
Cipla Ltd.	7,932	68,655
Elan Corp. PLC sponsored ADR (a)	22,300	230,805
Eli Lilly & Co.	6,300	318,150
Johnson & Johnson	38,600	2,383,550
Novartis AG:
(Reg.)	8,291	434,448
sponsored ADR	6,900	361,560
Pfizer, Inc.	78,600	1,666,320
Roche Holding AG (participation certificate)	2,800	420,793
Schering-Plough Corp.	20,700	399,924
Wyeth	33,600	1,396,416
		8,470,621

TOTAL HEALTH CARE		19,281,750

INDUSTRIALS – 8.0%
Aerospace & Defense – 2.3%
EADS NV	8,300	307,525
General Dynamics Corp.	2,100	240,030
Hexcel Corp. (a)	16,300	271,069
Honeywell International, Inc.	29,200	1,066,968
Ionatron, Inc. (a)(e)	13,100	137,550
Meggitt PLC	37,600	217,698
NCI, Inc. Class A	16,700	200,400
Precision Castparts Corp.	5,300	270,247
Raytheon Co.	6,400	245,888
Rockwell Collins, Inc.	5,300	242,210

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Aerospace & Defense – continued
The Boeing Co.	3,600	$245,484
United Technologies Corp.	16,200	872,208
		4,317,277
Air Freight & Logistics – 0.5%
FedEx Corp.	4,400	429,528
United Parcel Service, Inc. Class B	3,900	303,810
UTI Worldwide, Inc.	1,700	165,393
		898,731
Airlines – 0.1%
JetBlue Airways Corp. (a)	8,500	156,740
Commercial Services & Supplies – 0.3%
Robert Half International, Inc.	15,100	577,726
Construction & Engineering – 0.1%
Fluor Corp.	3,600	266,760
Electrical Equipment – 0.1%
Roper Industries, Inc.	3,700	145,780
Industrial Conglomerates – 3.3%
3M Co.	12,100	949,608
General Electric Co.	124,070	4,431,781
Smiths Group PLC	17,900	301,549
Tyco International Ltd.	16,582	472,919
		6,155,857
Machinery – 0.6%
Caterpillar, Inc.	11,600	670,248
Danaher Corp.	2,400	133,200
ITT Industries, Inc.	2,200	239,272
		1,042,720
Road & Rail 0.6%
Burlington Northern Santa Fe Corp.	6,100	403,698
Norfolk Southern Corp.	18,000	796,320
		1,200,018
Trading Companies & Distributors – 0.1%
WESCO International, Inc. (a)	5,200	217,100

TOTAL INDUSTRIALS		14,978,709

INFORMATION TECHNOLOGY – 14.0%
Communications Equipment – 2.2%
CIENA Corp. (a)	71,560	213,964

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Communications Equipment – continued
Cisco Systems, Inc. (a)	45,600	$799,824
Comverse Technology, Inc. (a)	7,400	193,954
Corning, Inc. (a)	14,400	291,600
Harris Corp.	4,900	218,442
Juniper Networks, Inc. (a)	7,200	161,928
Motorola, Inc.	21,600	520,344
Nokia Corp. sponsored ADR	38,800	662,704
Nortel Networks Corp. (a)	36,900	107,010
QUALCOMM, Inc.	16,400	745,708
Research In Motion Ltd. (a)	2,500	151,871
		4,067,349
Computers & Peripherals – 2.7%
Advanced Digital Information Corp. (a)	21,800	228,900
Apple Computer, Inc. (a)	10,300	698,546
Dell, Inc. (a)	21,800	657,488
EMC Corp. (a)	48,100	670,033
Hewlett-Packard Co.	41,600	1,234,272
International Business Machines Corp.	18,400	1,635,760
McDATA Corp. Class A (a)	15,800	57,512
		5,182,511
Electronic Equipment & Instruments – 0.7%
Agilent Technologies, Inc. (a)	10,900	388,694
Amphenol Corp. Class A	13,640	569,743
AU Optronics Corp. sponsored ADR	23,983	346,554
		1,304,991
Internet Software & Services – 1.3%
Google, Inc. Class A (sub. vtg.) (a)	3,800	1,538,962
Yahoo! Japan Corp	191	231,129
Yahoo!, Inc. (a)	16,800	675,864
		2,445,955
IT Services – 1.5%
Anteon International Corp. (a)	9,900	424,413
Ceridian Corp. (a)	6,400	153,600
Cognizant Technology Solutions Corp. Class A (a)	5,600	272,104
First Data Corp.	10,400	450,008
Infosys Technologies Ltd. sponsored ADR	3,400	245,004
Paychex, Inc.	6,300	267,183
Satyam Computer Services Ltd.	12,720	181,126
Satyam Computer Services Ltd. sponsored ADR	4,800	169,152
See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
IT Services – continued
SI International, Inc. (a)	14,600	$396,390
SRA International, Inc. Class A (a)	9,400	287,922
		2,846,902
Semiconductors & Semiconductor Equipment – 3.5%
Advanced Micro Devices, Inc. (a)	9,800	256,564
Advanced Semiconductor Engineering, Inc.	553,000	398,471
Altera Corp. (a)	5,600	102,256
Analog Devices, Inc.	7,400	280,608
Applied Materials, Inc.	24,100	436,451
ASML Holding NV (NY Shares) (a)	23,200	444,512
Broadcom Corp. Class A (a)	5,000	232,700
FormFactor, Inc. (a)	900	25,254
Freescale Semiconductor, Inc. Class B (a)	5,900	152,220
Intel Corp.	73,700	1,966,316
Marvell Technology Group Ltd. (a)	3,900	216,606
Maxim Integrated Products, Inc.	2,600	95,030
National Semiconductor Corp.	4,500	116,460
STATS ChipPAC Ltd. sponsored ADR (a)	29,700	196,911
Texas Instruments, Inc.	18,100	587,888
Tokyo Electron Ltd.	10,600	643,121
United Microelectronics Corp. sponsored ADR	113,596	351,012
		6,502,380
Software 2.1%
Mercury Interactive Corp. (a)	2,200	61,160
Microsoft Corp.	106,100	2,940,031
Oracle Corp. (a)	50,400	633,528
Red Hat, Inc. (a)	11,400	268,698
TIBCO Software, Inc. (a)	13,400	112,158
		4,015,575

TOTAL INFORMATION TECHNOLOGY		26,365,663

MATERIALS 1.0%
Chemicals – 0.7%
Agrium, Inc.	2,900	59,072
Dow Chemical Co.	7,300	330,325
FMC Corp. (a)	240	12,761
Monsanto Co.	4,500	329,715

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Common Stocks continued
	Shares	Value (Note 1)

MATERIALS – continued
Chemicals – continued
Nitto Denko Corp.	2,700	$185,220
Praxair, Inc.	6,700	348,400
		1,265,493
Metals & Mining – 0.3%
BHP Billiton Ltd. sponsored ADR	6,200	199,454
Carpenter Technology Corp.	1,800	117,990
Newmont Mining Corp.	4,600	212,152
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A) (a)	6,200	144,624
		674,220

TOTAL MATERIALS		1,939,713

TELECOMMUNICATION SERVICES – 2.9%
Diversified Telecommunication Services – 1.3%
AT&T, Inc.	20,100	500,691
BellSouth Corp.	22,700	618,802
Qwest Communications International, Inc. (a)	98,400	515,616
TDC AS	900	53,882
Verizon Communications, Inc.	26,600	850,668
		2,539,659
Wireless Telecommunication Services – 1.6%
American Tower Corp. Class A (a)	15,465	422,040
Crown Castle International Corp. (a)	6,900	189,060
Nextel Partners, Inc. Class A (a)	9,100	241,150
Sprint Nextel Corp.	72,288	1,810,092
Vodafone Group PLC	128,100	276,055
		2,938,397

TOTAL TELECOMMUNICATION SERVICES		5,478,056

UTILITIES – 1.1%
Electric Utilities – 0.6%
E.ON AG	4,800	455,760
Entergy Corp.	3,300	231,000
Exelon Corp.	7,500	390,300
		1,077,060

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

UTILITIES – continued
Independent Power Producers & Energy Traders – 0.3%
NRG Energy, Inc. (a)	4,600	$200,882
TXU Corp.	3,800	389,994
		590,876
Multi-Utilities – 0.2%
Dominion Resources, Inc.	5,100	387,345
TOTAL UTILITIES		2,055,281

TOTAL COMMON STOCKS
(Cost $124,257,411)		130,490,908
U.S. Treasury Obligations 0.2%
	Principal
	Amount
U.S. Treasury Bills, yield at date of purchase 3.38% to
3.75% 12/8/05 to 1/12/06 (f)
(Cost $398,655)	$400,000	398,665
Fixed Income Funds 16.0%
	Shares
Fidelity Floating Rate Central Investment Portfolio (b)	25,377	2,543,537
Fidelity High Income Central Investment Portfolio 1 (b)	105,833	10,223,420
Fidelity Tactical Income Central Investment Portfolio (b)	177,019	17,312,467
TOTAL FIXED INCOME FUNDS
(Cost $30,076,390)		30,079,424

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Money Market Funds 15.0%
		Shares	Value (Note 1)
Fidelity Cash Central Fund, 4.08% (c)		28,110,065	$ 28,110,065
Fidelity Securities Lending Cash Central Fund, 4.09% (c)(d)		105,350	105,350
TOTAL MONEY MARKET FUNDS
(Cost $28,215,415)			28,215,415

TOTAL INVESTMENT PORTFOLIO 100.4%
(Cost $182,947,871)			189,184,412

NET OTHER ASSETS – (0.4)%			(783,789)
NET ASSETS 100%			$ 188,400,623

Futures Contracts
	Expiration	Underlying	Unrealized
	Date	Face Amount	Appreciation/
		at Value	(Depreciation)
Purchased
Equity Index Contracts
21 S&P 500 Index Contracts	Dec. 2005	$ 6,568,275	$ 201,795

The face value of futures purchased as a percentage of net assets – 3.5%

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other accounts
managed by Fidelity Investments. A
complete unaudited list of holdings for
each fixed income central fund, as of the
investing fund’s report date, is available
upon request or at advisor.fidelity.com.
The reports are located just after the
fund’s financial statements and quarterly
reports but are not part of the financial
statements or quarterly reports. In
addition, the fixed income central fund’s
financial statements, which are not
covered by the investing fund’s Report of
Independent Registered Public
Accounting Firm, are available on the
EDGAR Database on the SEC’s web site,
www.sec.gov, or upon request.

(c) Affiliated fund that is available only to
investment companies and other accounts
managed by Fidelity Investments. The
rate quoted is the annualized seven-day
yield of the fund at period end. A
complete unaudited listing of the fund’s
holdings as of its most recent quarter
end is available upon request.

(d) Includes investment made with cash
collateral received from securities on
loan.

(e) Security or a portion of the security is on
loan at period end.

(f) Security or a portion of the security was
pledged to cover margin requirements
for futures contracts. At the period end,
the value of securities pledged
amounted to $398,655.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
Fidelity Cash Central Fund	$693,047
Fidelity Floating Rate Central Investment Portfolio	106,304
Fidelity High Income Central Investment Portfolio 1	769,542
Fidelity Securities Lending Cash Central Fund	8,596
Fidelity Tactical Income Central Investment Portfolio	466,050
Fidelity Ultra Short Central Fund	1,569
Total	$2,045,108

Additional information regarding the fund’s purchases and sales, including the ownership percentage, of the following fixed income Central Funds during the period is as follows:

Fund	Value,	Purchases	Sales	Value,	% ownership,
	beginning of		Proceeds	end of period	end of period
	period
Fidelity Floating Rate
Central Investment
Portfolio	$—	$2,540,024	$—	$2,543,537	0.4%
Fidelity High Income
Central Investment
Portfolio 1	10,584,309	—	—	10,223,420	1.0%
Fidelity Tactical
Income Central
Investment Portfolio	—	17,541,669*	296	17,312,467	0.5%
Fidelity Ultra Short
Central Fund	1,217,084	—	1,217,206**	—	—
Total	$11,801,393	$20,081,693	$1,217,502	$30,079,424

* $9,522,909 represents the value of shares received through in kind contributions.

** Represents the value of shares delivered to the Tactical Income CIP as part of an in kind contribution.

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Other Information

The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):

U.S.Government and
U.S.Government Agency
Obligations	4.6%
AAA,AA,A	3.2%
BBB	0.9%
BB	2.5%
B	3.4%
CCC,CC,C	0.4%
Not Rated	0.5%
Equities	72.7%
Short Term Investments and Net
Other Assets	11.8%
100.0%

We have used ratings from Moody’s® Investors Services, Inc. Where Moody’s ratings are not available, we have used S&P ratings. Percentages are adjusted for the effect of futures contracts, if applicable. Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	89.0%
Japan	1.4%
France	1.2%
Switzerland	1.2%
United Kingdom	1.0%
Others (individually less than 1%) .	6.2%
100.0%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity’s fixed-income central funds.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Statements

Statement of Assets and Liabilities
		November 30, 2005

Assets
Investment in securities, at value (including securities
loaned of $105,252) See accompanying schedule:
Unaffiliated issuers (cost $124,656,066)	$130,889,573
Affiliated Central Funds (cost $58,291,805)	58,294,839
Total Investments (cost $182,947,871)		$189,184,412
Cash		20,750
Receivable for investments sold		425,728
Receivable for fund shares sold		618,898
Dividends receivable		229,768
Interest receivable		230,242
Prepaid expenses		902
Receivable from investment adviser for expense
reductions		5,067
Other receivables		7,802
Total assets		190,723,569

Liabilities
Payable for investments purchased	1,357,828
Payable for fund shares redeemed	512,619
Accrued management fee	87,860
Distribution fees payable	94,999
Payable for daily variation on futures contracts	43,054
Other affiliated payables	50,340
Other payables and accrued expenses	70,896
Collateral on securities loaned, at value	105,350
Total liabilities		2,322,946

Net Assets		$188,400,623
Net Assets consist of:
Paid in capital		$167,338,964
Undistributed net investment income		340,043
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		14,296,076
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		6,425,540
Net Assets		$188,400,623

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Statement of Assets and Liabilities continued
November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($52,136,867 ÷ 4,178,565 shares)	$12.48
Maximum offering price per share (100/94.25 of $12.48)	$13.24
Class T:
Net Asset Value and redemption price per share
($62,862,009 ÷ 5,060,540 shares)	$12.42
Maximum offering price per share (100/96.50 of $12.42)	$12.87
Class B:
Net Asset Value and offering price per share
($40,236,495 ÷ 3,255,822 shares)A	$12.36
Class C:
Net Asset Value and offering price per share
($31,397,123 ÷ 2,540,762 shares)A	$12.36
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($1,768,129 ÷ 141,319 shares)	$12.51

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Statements continued

Statement of Operations
	Year ended November 30, 2005

Investment Income
Dividends		$1,286,875
Interest		26,907
Income from affiliated Central Funds		2,045,108
Total income		3,358,890

Expenses
Management fee	$922,438
Transfer agent fees	490,087
Distribution fees	1,002,158
Accounting and security lending fees	69,721
Independent trustees’ compensation	724
Custodian fees and expenses	50,434
Registration fees	59,334
Audit	42,736
Legal	1,601
Miscellaneous	26,242
Total expenses before reductions	2,665,475
Expense reductions	(57,142)	2,608,333

Net investment income (loss)		750,557
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	26,824,424
Affiliated Central Funds	(1)
Foreign currency transactions	15,092
Futures contracts	344,153
Total net realized gain (loss)		27,183,668
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of increase in deferred
foreign taxes of $12,013)	(8,482,342)
Assets and liabilities in foreign currencies	(22,232)
Futures contracts	23,573
Total change in net unrealized appreciation
(depreciation)		(8,481,001)
Net gain (loss)		18,702,667
Net increase (decrease) in net assets resulting from
operations		$19,453,224

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Statement of Changes in Net Assets
	Year ended	Year ended
	November 30,	November 30,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$750,557	$479,361
Net realized gain (loss)	27,183,668	11,222,253
Change in net unrealized appreciation (depreciation) .	(8,481,001)	4,207,844
Net increase (decrease) in net assets resulting
from operations	19,453,224	15,909,458
Distributions to shareholders from net investment income .	(539,768)	(753,013)
Share transactions - net increase (decrease)	21,707,568	2,771,199
Total increase (decrease) in net assets	40,621,024	17,927,644

Net Assets
Beginning of period	147,779,599	129,851,955
End of period (including undistributed net investment
income of $340,043 and undistributed net
investment income of $114,250, respectively)	$188,400,623	$147,779,599

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights Class A

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$11.10	$9.93	$8.77	$9.83	$ 11.02
Income from Investment
Operations
Net investment income (loss)C	10	.08	.12	.15	.20
Net realized and unrealized
gain (loss)	1.36	1.17	1.16	(1.05)	(1.20)
Total from investment operations	1.46	1.25	1.28	(.90)	(1.00)
Distributions from net investment
income	(.08)	(.08)	(.12)	(.16)	(.19)
Net asset value, end of period	$12.48	$11.10	$9.93	$8.77	$ 9.83
Total ReturnA,B	13.22%	12.66%	14.79%	(9.28)%	(9.13)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.26%	1.28%	1.27%	1.29%	1.26%
Expenses net of fee waivers,
if any	1.26%	1.28%	1.27%	1.29%	1.26%
Expenses net of all reductions	1.23%	1.25%	1.23%	1.25%	1.23%
Net investment income (loss)	85%	.75%	1.33%	1.65%	1.97%
Supplemental Data
Net assets, end of period
(000 omitted)	$52,137	$36,512	$36,234	$29,894	$14,487
Portfolio turnover rate	125%	106%	99%	120%	165%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central funds.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Financial Highlights Class T

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$11.05	$9.90	$8.75	$9.79	$ 10.99
Income from Investment
Operations
Net investment income (loss)C	07	.05	.09	.13	.17
Net realized and unrealized
gain (loss)	1.35	1.17	1.15	(1.05)	(1.19)
Total from investment operations	1.42	1.22	1.24	(.92)	(1.02)
Distributions from net investment
income	(.05)	(.07)	(.09)	(.12)	(.18)
Net asset value, end of period	$12.42	$11.05	$9.90	$8.75	$ 9.79
Total ReturnA,B	12.83%	12.39%	14.33%	(9.50)%	(9.35)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.52%	1.57%	1.59%	1.56%	1.55%
Expenses net of fee waivers,
if any	1.52%	1.57%	1.59%	1.56%	1.55%
Expenses net of all reductions	1.50%	1.55%	1.56%	1.53%	1.52%
Net investment income (loss)	58%	.46%	1.00%	1.38%	1.69%
Supplemental Data
Net assets, end of period
(000 omitted)	$62,862	$57,816	$54,298	$45,804	$71,346
Portfolio turnover rate	125%	106%	99%	120%	165%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central funds.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Highlights Class B

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$11.01	$9.87	$8.73	$9.78	$ 10.96
Income from Investment
Operations
Net investment income (loss)C	01	(.01)	.04	.08	.12
Net realized and unrealized
gain (loss)	1.34	1.17	1.15	(1.05)	(1.19)
Total from investment operations	1.35	1.16	1.19	(.97)	(1.07)
Distributions from net investment
income	—	(.02)	(.05)	(.08)	(.11)
Net asset value, end of period	$12.36	$11.01	$9.87	$8.73	$ 9.78
Total ReturnA,B	12.26%	11.77%	13.72%	(10.00)%	(9.80)%
Ratios to Average Net AssetsD,E
Expenses before reductions	2.08%	2.14%	2.12%	2.10%	2.04%
Expenses net of fee waivers,
if any	2.04%	2.14%	2.12%	2.10%	2.04%
Expenses net of all reductions	2.01%	2.11%	2.08%	2.06%	2.01%
Net investment income (loss)	07%	(.11)%	.48%	.84%	1.20%
Supplemental Data
Net assets, end of period
(000 omitted)	$40,236	$32,642	$25,463	$19,261	$21,599
Portfolio turnover rate	125%	106%	99%	120%	165%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central funds.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Financial Highlights Class C

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$11.01	$9.87	$8.72	$9.77	$ 10.94
Income from Investment
Operations
Net investment income (loss)C	01	(.01)	.05	.08	.12
Net realized and unrealized
gain (loss)	1.35	1.17	1.15	(1.05)	(1.18)
Total from investment operations	1.36	1.16	1.20	(.97)	(1.06)
Distributions from net investment
income	(.01)	(.02)	(.05)	(.08)	(.11)
Net asset value, end of period	$12.36	$11.01	$9.87	$8.72	$ 9.77
Total ReturnA,B	12.31%	11.77%	13.85%	(10.01)%	(9.73)%
Ratios to Average Net AssetsD,E
Expenses before reductions	2.02%	2.08%	2.08%	2.07%	2.02%
Expenses net of fee waivers,
if any	2.02%	2.08%	2.08%	2.07%	2.02%
Expenses net of all reductions	1.99%	2.05%	2.05%	2.03%	1.99%
Net investment income (loss)	09%	(.05)%	.52%	.88%	1.22%
Supplemental Data
Net assets, end of period
(000 omitted)	$31,397	$20,023	$13,150	$9,574	$11,037
Portfolio turnover rate	125%	106%	99%	120%	165%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central funds.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Financial Highlights Institutional Class

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$11.14	$9.95	$8.78	$9.85	$11.04
Income from Investment
Operations
Net investment income (loss)B	14	.11	.15	.16	.24
Net realized and unrealized
gain (loss)	1.36	1.19	1.15	(1.04)	(1.21)
Total from investment operations	1.50	1.30	1.30	(.88)	(.97)
Distributions from net investment
income	(.13)	(.11)	(.13)	(.19)	(.22)
Net asset value, end of period	$12.51	$11.14	$9.95	$8.78	$9.85
Total ReturnA	13.56%	13.17%	15.03%	(9.07)%	(8.86)%
Ratios to Average Net AssetsC,D
Expenses before reductions	93%	.92%	1.13%	1.11%	.95%
Expenses net of fee waivers,
if any	93%	.92%	1.13%	1.11%	.95%
Expenses net of all reductions	91%	.89%	1.09%	1.07%	.92%
Net investment income (loss)	1.17%	1.11%	1.47%	1.84%	2.29%
Supplemental Data
Net assets, end of period
(000 omitted)	$1,768	$787	$707	$5,359	$745
Portfolio turnover rate	125%	106%	99%	120%	165%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Amounts do not include the activity of the affiliated central funds.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

32

Notes to Financial Statements

For the period ended November 30, 2005

1. Significant Accounting Policies.

Fidelity Advisor Asset Allocation Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) and fixed income Central Investment Portfolios (CIPs), collectively referred to as Central Funds, which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund, which are also consistently followed by the Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open end mutual funds, including Central Funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

33 Annual Report

Notes to Financial Statements continued
1. Significant Accounting Policies continued

Security Valuation continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the fund’s investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Central Funds, are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

34

1. Significant Accounting Policies continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), partnerships (including allocations from CIPs), and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$9,636,863
Unrealized depreciation	(4,182,803)
Net unrealized appreciation (depreciation)	5,454,060
Undistributed ordinary income	82,189
Undistributed long term capital gain	14,707,737

Cost for federal income tax purposes	$183,730,352

The tax character of distributions paid was as follows:

	November 30, 2005	November 30, 2004
Ordinary Income	$539,768	$753,013

35 Annual Report

Notes to Financial Statements continued
2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund’s exposure to the underlying instrument, while selling futures tends to decrease a fund’s exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption ”Futures Contracts.” This amount reflects each contract’s exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts’ terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities, U.S. government securi ties, and in kind transactions aggregated $191,473,302 and $174,810,765, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .57% of the fund’s average net assets.

Annual Report

36

4. Fees and Other Transactions with Affiliates continued

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$105,501	$—
Class T	25%	.25%	283,936	—
Class B	75%	.25%	362,234	271,675
Class C	75%	.25%	250,487	72,321

			$1,002,158	$343,996

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Class A	$67,222
Class T	22,116
Class B*	77,532
Class C*	6,051
$172,921

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

37 Annual Report

Notes to Financial Statements continued
4. Fees and Other Transactions with Affiliates continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$118,940.28
Class T	168,192.30
Class B	127,370.35
Class C	73,122.29
Institutional Class	2,463.21
	$490,087

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The fund may also invest in CIPs managed by FIMM or Fidelity Management & Research Company, Inc. (FMRC) each an affiliate of FMR. The High Income Central Investment Portfolio 1 seeks a high level of income and may also seek capital appreciation by invest ing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower quality debt securities. The Tactical Income Central Investment Portfolio seeks a high level of income by normally investing in investment grade debt securities. The Floating Rate Central Investment Portfolio seeks a high level of income by normally investing in floating rate loans and other floating rate securities.

The fund’s Schedule of Investments lists each applicable CIP as an investment of the fund but does not include the underlying holdings of each CIP. Based on their investment objectives, each CIP may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. In addition, certain CIPs may also participate in delayed delivery and when issued securities, loans and other direct debt instruments, mortgage dollar rolls and restricted securities. These strategies are consistent with the investment objectives of the fund and may involve certain economic risks, including the

Annual Report

38

4. Fees and Other Transactions with Affiliates continued
Affiliated Central Funds continued

risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of each CIP and the fund.

A complete unaudited list of holdings for each CIP, as of the fund’s report date, is available upon request or at advisor.fidelity.com. The reports are located just after the fund’s financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the CIP’s financial statements, which are not covered by this fund’s Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC’s web site, www.sec.gov, or upon request.

The Central Funds do not pay a management fee.

On December 17, 2004, the fund completed a non taxable exchange of securities with a value, including accrued interest, of $9,552,909 (which included $10,890 of unrealized depreciation) for 95,529 shares (each then valued at $100.00 per share) of the Fidelity Tactical Income Central Investment Portfolio, an affiliated entity. This is considered a non taxable exchange for federal income tax purposes, with no gain or loss recognized by the fund or its shareholders.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,944 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of

39 Annual Report

Notes to Financial Statements continued
6. Security Lending continued

insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $8,596.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense	Reimbursement
	Limitations	from adviser

Class B	2.25%-2.00%*	$15,140
* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $40,815 for the period. In addition, through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $114. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$1,073
8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

40

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,		2005		2004
From net investment income
Class A		$297,203		$276,211
Class T		219,879		388,992
Class B			—	52,132
Class C		9,235		27,347
Institutional Class		13,451		8,331
Total		$539,768		$753,013

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares			Dollars
Years ended November 30,	2005	2004	2005	2004
Class A
Shares sold	1,672,636	1,440,478	$ 19,857,557	$ 14,859,192
Reinvestment of distributions	23,884	26,510	279,633	270,784
Shares redeemed	(806,455)	(1,827,167)	(9,453,473)	(18,758,519)
Net increase (decrease)	890,065	(360,179)	$ 10,683,717	$ (3,628,543)
Class T
Shares sold	1,779,081	1,379,239	$ 20,801,971	$ 14,227,145
Reinvestment of distributions	18,515	37,143	215,033	377,760
Shares redeemed	(1,969,870)	(1,667,206)	(22,739,571)	(17,214,237)
Net increase (decrease)	(172,274)	(250,824)	$ (1,722,567)	$ (2,609,332)
Class B
Shares sold	1,039,840	993,729	$ 12,146,325	$ 10,217,284
Reinvestment of distributions	—	4,477	—	45,217
Shares redeemed	(749,604)	(611,883)	(8,727,769)	(6,276,642)
Net increase (decrease)	290,236	386,323	$3,418,556	$3,985,859
Class C
Shares sold	1,123,983	840,741	$ 13,167,117	$8,660,023
Reinvestment of distributions	725	2,340	8,158	23,630
Shares redeemed	(402,711)	(356,898)	(4,691,340)	(3,660,682)
Net increase (decrease)	721,997	486,183	$8,483,935	$5,022,971
Institutional Class
Shares sold	102,713	161,798	$1,217,559	$1,695,127
Reinvestment of distributions	910	588	10,751	6,027
Shares redeemed	(32,917)	(162,830)	(384,383)	(1,700,910)
Net increase (decrease)	70,706	(444)	$843,927	$244

41 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Asset Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Asset Allocation Fund (a fund of Fidelity Advisor Series I) at November 30, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Asset Allocation Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts January 17, 2006

Annual Report

42

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund’s activities, review contractual arrangements with companies that provide services to each fund, and review each fund’s performance. Except for William O. McCoy, each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, please call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Asset Allocation (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Adminis trative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

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44

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engi neering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business out sourcing, 1995 2002), INET Technologies Inc. (telecommunications net work surveillance, 2001 2004), and Teletech Holdings (customer man agement services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

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46

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corpora tion (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002 present), and Metalmark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enter prise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

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48

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Boyce I. Greer (49)

Year of Election or Appointment: 2005

Vice President of Advisor Asset Allocation. Mr. Greer also serves as Vice President of the Fidelity Select Portfolios (2005 present), certain Asset Allocation Funds (2005 present), a Trustee of other investment companies advised by FMR (2003 present), and a member of the FMR senior management team (2005 present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002 2005), Executive Vice President (2000 2002), and Money Market Group Leader (1997 2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity’s Money Market Funds (1997 2002), Senior Vice President of FMR

(1997 2002), and Vice President of FIMM (1998 2002).

Richard C. Habermann (65)

Year of Election or Appointment: 1998

Vice President of Advisor Asset Allocation. Mr. Habermann serves as Vice President of other funds advised by FMR. Mr. Habermann also serves as Senior Vice President of FMR and FMR Co., Inc. (2001).

49 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Asset Allocation. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Manage ment & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Asset Allocation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Asset Allocation. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Invest ments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Asset Allocation. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

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50

Name, Age; Principal Occupation Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Asset Allocation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Asset Allocation. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Asset Allocation. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice Presi dent of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Asset Allocation. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

51 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Asset Allocation. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Asset Allocation. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1998

Assistant Treasurer of Advisor Asset Allocation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Asset Allocation. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Asset Allocation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Asset Allocation. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

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52

Name, Age; Principal Occupation Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Asset Allocation. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Invest ments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

53 Annual Report

Distributions

The Board of Trustees of Advisor Asset Allocation Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and divi dends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	01/09/06	01/06/06	—	$0.05
	12/19/05	12/16/05	$0.05	$0.91

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended November, 30 2005, $15,021,728, or, if subsequently deter mined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended November, 30 2004, $0, or, if subsequently deter mined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

A total of 1.54% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Institutional Class designates 63%, 100%, 100%, and 100% of the dividends distributed in December, April, July, and October, respectively during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed in December, April, July, and October, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

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54

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000
Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000

Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Asset Allocation Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

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56

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a proprietary custom index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated. The fund’s propri etary custom index is an index developed by FMR that represents the fund’s three asset classes according to their respective weightings in the fund’s neutral mix.

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58

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the one and three year periods and the second quartile for the five year period. The Board also stated that the relative investment performance of Institutional Class of the fund has compared favorably to its benchmark over time. The Board consid ered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar

59 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 29% means that 71% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Annual Report

60

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small fund fee reductions”). The Board considered that, if the small fund fee reductions had been in effect in 2004, the total expenses of Class A would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders.

61 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s

Annual Report

62

management increase, and for higher fee rates as total fund assets under FMR’s manage ment decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regard less of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

63 Annual Report

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64

65 Annual Report

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66

67 Annual Report

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68

69 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Investments
Money Management, Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
State Street Bank and Trust Company
Quincy, MA

AALI-UANN-0106 1.786672.102

Fidelity® Advisor Balanced Fund Class A, Class T, Class B and Class C

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	52	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	61	Notes to the financial statements.
Report of Independent	72
Registered Public
Accounting Firm
Trustees and Officers	73
Distributions	84
Proxy Voting Results	85
Board Approval of	86
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange
Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report 2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Past 10
	year	years	years
Class A (incl. 5.75% sales charge)A	0.31%	1.96%	5.25%
Class T (incl. 3.50% sales charge)	1.78%	2.19%	5.33%
Class B (incl. contingent deferred sales charge)B	0.08%	1.98%	5.32%
Class C (incl. contingent deferred sales charge)C	3.94%	2.37%	5.16%

A Class A’s 12b 1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class’s average net assets may have been used to pro mote the sale of class shares. This practice has been discontinued and no commissions incurred after
June 30, 2003 have been used to pay distribution expenses. Class A’s 12b 1 plan currently authorizes a 0.25% 12b 1 fee. The initial offering of Class A shares took place on September 3, 1996. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect a 0.50% 12b 1 fee
(0.65% prior to January 1, 1996).
B Class B shares bear a 1.00% 12b 1 fee. The initial offering of Class B shares took place on December 31,
1996. Returns prior to December 31, 1996 are those of Class T, the original class of the fund, and reflect a 0.50% 12b 1 fee (0.65% prior to January 1, 1996). Had Class B shares’ 12b 1 fee been reflected, returns prior to December 31, 1996 would have been lower. Class B shares’ contingent deferred sales charges included in the past one year, past five year and past 10 year total return figures are 5%, 2% and 0%, respectively.
C Class C shares bear a 1.00% 12b 1 fee. The initial offering of Class C shares took place on November 3,
1997. Returns between December 31, 1996 and November 3, 1997 are those of Class B shares and reflect a
1.00% 12b 1 fee. Returns prior to December 31, 1996 are those of Class T, the original class of the fund, and reflect a 0.50% 12b 1 fee (0.65% prior to January 1, 1996). Had Class C shares’ 12b 1 fee been reflected, returns prior to December 31, 1996 would have been lower. Class C shares’ contingent deferred sales charge included in the past one year, past five year and past 10 year total return figures are 1%,
0% and 0%, respectively.

5 Annual Report 5

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Balanced Fund Class T on November 30, 1995, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor’s 500SM Index performed over the same period.

Annual Report

6

Management’s Discussion of Fund Performance

Comments from Larry Rakers and Ford O’Neil, Co Portfolio Managers of Fidelity® Advisor Balanced Fund

The year ending November 30, 2005, was a tumultuous one for U.S. equity and fixed income markets. A number of major influences alternately pushed the markets higher and lower throughout the past year. Issues exerting downward pressure included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the strength of the economy, pushing the markets higher across the board. On the equity side, the Standard & Poor’s 500SM Index was up 8.44%, the NASDAQ Composite® Index rose 7.28% and the Dow Jones Industrial AverageSM advanced 6.07% . The overall investment grade bond market, as measured by the Lehman Brothers® Aggregate Bond Index, returned 2.40% .

During the past year, the fund’s Class A, Class T, Class B and Class C shares returned 5.77%, 5.47%, 4.92% and 4.94%, respectively (excluding sales charges), compared with 6.09% for the Fidelity Balanced 60/40 Composite Index and 6.47% for the LipperSM Balanced Funds Average. While poor performance in the equity subportfolio during the period’s first half hampered overall results, both the equity and fixed income subportfolios outperformed their respective benchmarks in the final six months. After becoming co manager of the fund in June, I boosted its stock exposure and reduced its bond weighting, in the process bringing the weightings in a number of stock sectors closer to those of the S&P 500® . Investments in floating rate securities and securitized products, along with an overweighting in securities with longer maturities, aided the fixed income subportfolio versus its benchmark. Among equity holdings, stock picking added value in energy, industrials, health care and consumer staples. Energy services provider Halliburton was the best contributor, due in part to rising demand and better pricing. Personal products maker Gillette helped as well, as the com pany was bought on favorable terms. Conversely, the fund was hurt by overweightings in the consumer discretionary and telecommunication services sectors. Satellite TV provider EchoStar Communications was the equity subportfolio’s largest detractor due to concerns about increasing competition. Also holding back performance was cardboard container maker Smurfit Stone Container, which suffered from weak demand for containerboard.

The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, the fund, as a shareholder in the underlying affiliated central funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central funds. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the fund, as a shareholder in the underlying affiliated central funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central funds. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

8

			Expenses Paid
			During Period*
	Beginning	Ending	June 1, 2005
	Account Value	Account Value	to November 30,
	June 1, 2005	November 30, 2005	2005
Class A
Actual	$1,000.00	$1,056.60	$5.26
HypotheticalA	$1,000.00	$1,019.95	$5.17
Class T
Actual	$1,000.00	$1,054.80	$6.44
HypotheticalA	$1,000.00	$1,018.80	$6.33
Class B
Actual	$1,000.00	$1,052.30	$9.52
HypotheticalA	$1,000.00	$1,015.79	$9.35
Class C
Actual	$1,000.00	$1,052.50	$9.36
HypotheticalA	$1,000.00	$1,015.94	$9.20
Institutional Class
Actual	$1,000.00	$1,057.90	$3.97
HypotheticalA	$1,000.00	$1,021.21	$3.90

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The fees and expenses of the underlying affiliated central funds in which the fund invests are not included in the fund’s annualized expense ratio.

Annualized
Expense Ratio
Class A	1.02%
Class T	1.25%
Class B	1.85%
Class C	1.82%
Institutional Class	77%

9 Annual Report

Investment Changes

Top Five Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
General Electric Co.	1.7	1.5
Halliburton Co.	1.3	0.0
American International Group, Inc.	1.2	1.3
National Oilwell Varco, Inc.	1.2	0.0
Citigroup, Inc.	1.1	0.0
	6.5
Top Five Bond Issuers as of November 30, 2005
(with maturities greater than one year)	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Fannie Mae	10.6	12.5
U.S. Treasury Obligations	4.3	8.3
Freddie Mac	1.4	1.6
CS First Boston Mortgage Securities Corp.	0.4	0.4
Government National Mortgage Association	0.4	0.5
	17.1
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	15.2	14.0
Information Technology	11.4	4.0
Energy	9.5	4.4
Industrials	9.2	4.5
Health Care	7.6	1.5

Percentages are adjusted for the effect of futures contracts and swap contracts, if applicable.
(dagger)Short term Investments and Net Other Assets are not included in the pie chart.
The information in the above table is based on the combined investments of the fund and its pro rata share of the investments of Fidelity’s fixed income central fund.
For an unaudited list of holdings for each fixed income central fund, visit advisor.fidelity.com.

Annual Report 10

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 68.7%

	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – 6.5%
Auto Components 0.2%
American Axle & Manufacturing Holdings, Inc.	86,500	$1,839
LKQ Corp. (a)	22,300	727
TRW Automotive Holdings Corp. (a)	8,700	219
		2,785
Diversified Consumer Services – 0.1%
Career Education Corp. (a)	26,100	974
Carriage Services, Inc. Class A (a)	56,600	294
Service Corp. International (SCI)	72,300	594
		1,862
Hotels, Restaurants & Leisure 1.2%
Applebee’s International, Inc.	30,100	690
Boyd Gaming Corp.	19,400	939
Brinker International, Inc.	27,100	1,075
Carnival Corp. unit	21,200	1,155
Gaylord Entertainment Co. (a)	16,400	709
Kerzner International Ltd. (a)	32,300	2,100
McDonald’s Corp.	110,900	3,754
Outback Steakhouse, Inc.	43,800	1,764
Royal Caribbean Cruises Ltd.	43,500	1,995
Six Flags, Inc. (a)	47,000	351
Starwood Hotels & Resorts Worldwide, Inc. unit	9,100	551
Station Casinos, Inc.	10,500	728
WMS Industries, Inc. (a)	42,100	1,045
		16,856
Household Durables – 1.2%
D.R. Horton, Inc.	65,900	2,335
Interface, Inc. Class A (a)	127,788	1,064
KB Home	82,900	5,784
Pulte Homes, Inc.	4,400	183
Ryland Group, Inc.	28,600	2,046
Sharp Corp.	70,000	1,084
Standard Pacific Corp.	37,600	1,417
Techtronic Industries Co. Ltd.	598,000	1,527
Toll Brothers, Inc. (a)	15,960	549
		15,989
Internet & Catalog Retail 0.1%
eBay, Inc. (a)	40,300	1,806

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – continued
Leisure Equipment & Products – 0.1%
Brunswick Corp.	31,400	$1,234
Media – 2.2%
ADVO, Inc.	16,300	445
Citadel Broadcasting Corp.	130,600	1,760
Clear Channel Communications, Inc.	43,900	1,429
E.W. Scripps Co. Class A	26,840	1,244
EchoStar Communications Corp. Class A	81,419	2,104
Lagardere S.C.A. (Reg.)	14,500	1,029
Lamar Advertising Co. Class A (a)	80,800	3,745
Liberty Global, Inc.:
Class A	53,000	1,182
Class C (a)	46,900	974
Liberty Media Corp. Class A (a)	199,100	1,529
McGraw Hill Companies, Inc.	21,800	1,156
News Corp. Class A	175,100	2,593
NTL, Inc. (a)	57,300	3,337
Omnicom Group, Inc.	16,550	1,399
Radio One, Inc. Class D (non-vtg.) (a)	49,100	543
Salem Communications Corp. Class A (a)	5,000	96
SES Global unit	35,939	568
The DIRECTV Group, Inc. (a)	68,500	904
TVN SA	91,890	1,967
Walt Disney Co.	113,400	2,827
		30,831
Multiline Retail – 0.4%
Dollar Tree Stores, Inc. (a)	20,400	468
Family Dollar Stores, Inc.	15,400	347
Federated Department Stores, Inc.	19,700	1,269
Fred’s, Inc. Class A	93,300	1,550
JCPenney Co., Inc.	29,500	1,548
Target Corp.	8,000	428
		5,610
Specialty Retail – 1.0%
Aeropostale, Inc. (a)	52,500	1,306
Best Buy Co., Inc.	20,250	977
Big 5 Sporting Goods Corp.	42,900	1,033
Circuit City Stores, Inc.	16,200	339
Edgars Consolidated Stores Ltd.	45,600	214
Foot Locker, Inc.	58,400	1,274

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – continued
Specialty Retail – continued
Home Depot, Inc.	68,600	$2,866
Linens ’N Things, Inc. (a)	25,100	643
OfficeMax, Inc.	20,300	592
Pacific Sunwear of California, Inc. (a)	63,700	1,686
Ross Stores, Inc.	28,300	778
Staples, Inc.	47,000	1,086
TJX Companies, Inc.	45,600	1,022
		13,816

TOTAL CONSUMER DISCRETIONARY		90,789

CONSUMER STAPLES 3.4%
Beverages – 0.2%
The Coca-Cola Co.	59,900	2,557
Food & Staples Retailing – 0.8%
CVS Corp.	95,200	2,572
Rite Aid Corp. (a)	47,000	173
Safeway, Inc.	84,900	1,974
Wal-Mart de Mexico SA de CV Series V	56,600	307
Wal-Mart Stores, Inc.	122,900	5,968
		10,994
Food Products 0.7%
Archer-Daniels Midland Co.	18,800	443
Bunge Ltd.	20,400	1,091
Corn Products International, Inc.	83,700	1,862
General Mills, Inc.	27,900	1,326
Global Bio-Chem Technology Group Co. Ltd.	1,226,000	530
Groupe Danone	9,000	926
Kellogg Co.	20,100	886
Nestle SA (Reg.)	3,162	938
The J.M. Smucker Co.	29,500	1,338
TreeHouse Foods, Inc. (a)	15,280	301
Tyson Foods, Inc. Class A	44,300	746
		10,387
Household Products – 0.5%
Colgate-Palmolive Co.	60,300	3,288
Procter & Gamble Co.	66,973	3,830
Spectrum Brands, Inc. (a)	6,000	108
		7,226

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER STAPLES – continued
Personal Products 0.2%
Alberto-Culver Co.	18,800	$817
Avon Products, Inc.	41,900	1,146
Playtex Products, Inc. (a)	6,000	84
		2,047
Tobacco 1.0%
Altria Group, Inc.	199,320	14,509

TOTAL CONSUMER STAPLES		47,720

ENERGY 8.5%
Energy Equipment & Services – 5.7%
BJ Services Co.	183,500	6,725
Bronco Drilling Co., Inc.	6,235	153
Grant Prideco, Inc. (a)	293,400	11,264
Grey Wolf, Inc. (a)	213,300	1,602
Halliburton Co.	290,200	18,471
Hanover Compressor Co. (a)	3,600	49
Nabors Industries Ltd. (a)	23,500	1,645
National Oilwell Varco, Inc. (a)	266,700	16,167
Patterson-UTI Energy, Inc.	3,800	119
Pride International, Inc. (a)	518,500	15,446
Smith International, Inc.	5,000	189
Union Drilling, Inc.	76,400	1,112
Weatherford International Ltd. (a)	92,700	6,444
		79,386
Oil, Gas & Consumable Fuels – 2.8%
Arch Coal, Inc.	8,400	647
Cabot Oil & Gas Corp.	24,800	1,047
Canadian Natural Resources Ltd.	22,400	1,015
Chesapeake Energy Corp.	87,300	2,527
CNX Gas Corp. (a)(f)	11,700	246
CONSOL Energy, Inc.	6,000	388
Double Hull Tankers, Inc.	41,800	535
El Paso Corp.	66,100	726
EnCana Corp.	55,900	2,481
Energy Partners Ltd. (a)	9,100	211
EOG Resources, Inc.	2,000	144
Goodrich Petroleum Corp. (a)	16,000	366
Holly Corp.	40,200	2,445

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
Houston Exploration Co. (a)	17,900	$978
KCS Energy, Inc. (a)	8,200	214
McMoRan Exploration Co. (a)(e)	41,100	744
OMI Corp.	41,900	813
Overseas Shipholding Group, Inc.	6,100	311
Penn Virginia Corp.	25,600	1,527
Petroleum Development Corp. (a)	18,300	618
Plains Exploration & Production Co. (a)	28,400	1,204
Quicksilver Resources, Inc. (a)	66,800	2,529
Range Resources Corp.	55,700	2,074
Southwestern Energy Co. (a)	44,600	1,520
Ultra Petroleum Corp. (a)	21,000	1,129
Valero Energy Corp.	132,100	12,708
		39,147

TOTAL ENERGY		118,533

FINANCIALS – 12.8%
Capital Markets 1.9%
Affiliated Managers Group, Inc. (a)	4,400	347
Ameriprise Financial, Inc.	11,220	472
Ameritrade Holding Corp. (a)	46,300	1,082
E*TRADE Financial Corp. (a)	183,100	3,574
Goldman Sachs Group, Inc.	30,700	3,959
Investors Financial Services Corp.	6,500	245
Janus Capital Group, Inc.	47,900	918
Lazard Ltd.:
unit	19,100	559
Class A	37,000	1,158
Lehman Brothers Holdings, Inc.	31,000	3,906
Merrill Lynch & Co., Inc.	85,200	5,659
Morgan Stanley	32,000	1,793
Nuveen Investments, Inc. Class A	26,300	1,090
Piper Jaffray Companies (a)	13,900	552
State Street Corp.	27,900	1,610
		26,924
Commercial Banks – 2.6%
Bank of America Corp.	344,900	15,827
Cathay General Bancorp	4,800	182
China Construction Bank Corp. (H Shares)	4,296,000	1,413

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – continued
Commercial Banks – continued
Mitsubishi UFJ Financial Group, Inc.	79	$999
SVB Financial Group (a)	29,800	1,433
UCBH Holdings, Inc.	128,800	2,272
Unicredito Italiano Spa	127,400	789
UnionBanCal Corp.	14,000	969
Wachovia Corp.	151,800	8,106
Wells Fargo & Co.	23,400	1,471
Wilshire Bancorp, Inc.	75,300	1,281
Wintrust Financial Corp.	21,100	1,185
		35,927
Consumer Finance – 0.5%
American Express Co.	38,600	1,985
Capital One Financial Corp.	19,400	1,611
MBNA Corp.	22,000	589
SLM Corp.	45,400	2,386
		6,571
Diversified Financial Services – 1.8%
Citigroup, Inc.	327,100	15,881
JPMorgan Chase & Co.	239,300	9,153
		25,034
Insurance – 3.4%
ACE Ltd.	93,300	5,178
AFLAC, Inc.	28,700	1,378
AMBAC Financial Group, Inc.	24,900	1,910
American International Group, Inc.	242,325	16,270
Aspen Insurance Holdings Ltd.	52,700	1,319
Axis Capital Holdings Ltd.	14,000	424
Endurance Specialty Holdings Ltd.	24,400	841
Hartford Financial Services Group, Inc.	39,900	3,486
Hilb Rogal & Hobbs Co.	18,800	733
IPC Holdings Ltd.	19,400	566
MBIA, Inc.	38,400	2,372
Montpelier Re Holdings Ltd.	51,900	1,019
PartnerRe Ltd.	33,600	2,294
Platinum Underwriters Holdings Ltd.	33,300	1,014
PXRE Group Ltd.	93,900	1,195
Scottish Re Group Ltd.	96,300	2,430
Specialty Underwriters’ Alliance, Inc.	54,600	353
T&D Holdings, Inc.	3,400	215

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – continued
Insurance – continued
The St. Paul Travelers Companies, Inc.	56,698	$2,638
Universal American Financial Corp. (a)	32,200	475
USI Holdings Corp. (a)	63,500	889
XL Capital Ltd. Class A	8,200	544
		47,543
Real Estate 0.8%
Alexandria Real Estate Equities, Inc.	2,400	202
Apartment Investment & Management Co. Class A	23,000	891
CBL & Associates Properties, Inc.	12,300	495
Digital Realty Trust, Inc.	18,400	414
Duke Realty Corp.	9,100	309
Education Realty Trust, Inc. (m)	18,725	210
Equity Lifestyle Properties, Inc.	4,100	190
Equity Office Properties Trust	22,500	702
Equity Residential (SBI)	41,600	1,696
General Growth Properties, Inc.	27,400	1,250
Highwoods Properties, Inc. (SBI)	8,900	257
Mitsui Fudosan Co. Ltd.	54,000	872
Pennsylvania (REIT) (SBI)	11,900	439
Reckson Associates Realty Corp.	15,000	551
Trizec Properties, Inc.	42,300	951
United Dominion Realty Trust, Inc. (SBI)	64,800	1,451
Vornado Realty Trust	12,000	1,024
		11,904
Thrifts & Mortgage Finance – 1.8%
Countrywide Financial Corp.	46,400	1,615
Doral Financial Corp.	105,900	1,070
Fannie Mae	89,800	4,315
Fidelity Bankshares, Inc.	25,800	805
First Niagara Financial Group, Inc.	16,200	235
Freddie Mac	109,400	6,832
Golden West Financial Corp., Delaware	11,200	726
Hudson City Bancorp, Inc.	87,800	1,046
KNBT Bancorp, Inc.	19,200	315
MGIC Investment Corp.	8,600	560
NetBank, Inc.	128,272	948
New York Community Bancorp, Inc.	15,500	258
NewAlliance Bancshares, Inc.	65,300	976
R&G Financial Corp. Class B	103,300	1,315

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – continued
Thrifts & Mortgage Finance – continued
Sovereign Bancorp, Inc.	115,700	$2,529
W Holding Co., Inc.	139,700	1,153
		24,698

TOTAL FINANCIALS		178,601

HEALTH CARE – 7.5%
Biotechnology – 0.8%
Alkermes, Inc. (a)	44,200	804
Biogen Idec, Inc. (a)	28,900	1,237
Cephalon, Inc. (a)	49,500	2,517
Charles River Laboratories International, Inc. (a)	33,200	1,513
Genentech, Inc. (a)	16,700	1,597
InterMune, Inc. (a)(e)	22,800	329
Invitrogen Corp. (a)	16,000	1,066
MedImmune, Inc. (a)	17,300	621
OSI Pharmaceuticals, Inc. (a)(e)	55,700	1,351
Serologicals Corp. (a)	41,700	837
		11,872
Health Care Equipment & Supplies – 2.1%
Baxter International, Inc.	112,700	4,383
Becton, Dickinson & Co.	29,900	1,741
C.R. Bard, Inc.	38,200	2,478
CONMED Corp. (a)	26,900	608
Cooper Companies, Inc.	44,000	2,411
Cytyc Corp. (a)	21,400	589
Dade Behring Holdings, Inc.	120,400	4,923
Fisher & Paykel Healthcare Corp.	87,796	234
Fisher Scientific International, Inc. (a)	21,600	1,393
Guidant Corp.	12,800	790
Inverness Medical Innovations, Inc. (a)	19,900	478
Kinetic Concepts, Inc. (a)	19,400	756
Medtronic, Inc.	17,800	989
St. Jude Medical, Inc. (a)	9,100	435
Synthes, Inc.	11,819	1,272
Thermo Electron Corp. (a)	61,600	1,900
Varian, Inc. (a)	35,200	1,477
Waters Corp. (a)	72,300	2,836
		29,693

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Health Care Providers & Services – 2.8%
Aetna, Inc.	18,900	$1,748
Cardinal Health, Inc.	77,300	4,943
Caremark Rx, Inc. (a)	26,000	1,336
Emdeon Corp. (a)	127,500	975
Health Net, Inc. (a)	59,500	3,036
Humana, Inc. (a)	37,500	1,719
IMS Health, Inc.	10,200	249
McKesson Corp.	47,900	2,409
Medco Health Solutions, Inc. (a)	32,100	1,722
Omnicare, Inc.	6,400	364
PacifiCare Health Systems, Inc. (a)	46,300	3,984
Psychiatric Solutions, Inc. (a)	10,000	564
Quest Diagnostics, Inc.	12,800	641
Sierra Health Services, Inc. (a)	9,400	735
Sunrise Senior Living, Inc. (a)	39,500	1,319
UnitedHealth Group, Inc.	175,930	10,531
WebMD Health Corp. Class A	2,700	72
WellPoint, Inc. (a)	38,900	2,989
		39,336
Pharmaceuticals – 1.8%
Atherogenics, Inc. (a)	68,700	1,030
Barr Pharmaceuticals, Inc. (a)	32,100	1,841
Cipla Ltd.	50,583	438
Connetics Corp. (a)	8,700	115
Johnson & Johnson	111,600	6,891
Novartis AG sponsored ADR	69,500	3,642
Pfizer, Inc.	104,950	2,225
Schering-Plough Corp.	57,700	1,115
Teva Pharmaceutical Industries Ltd. sponsored ADR	83,400	3,409
Wyeth	96,200	3,998
		24,704

TOTAL HEALTH CARE		105,605

INDUSTRIALS – 8.6%
Aerospace & Defense – 1.2%
EADS NV	54,700	2,027
Goodrich Corp.	10,500	404
Hexcel Corp. (a)	61,800	1,028
Honeywell International, Inc.	96,500	3,526

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Aerospace & Defense – continued
Lockheed Martin Corp.	21,700	$1,315
Meggitt PLC	137,000	793
Precision Castparts Corp.	54,300	2,769
Raytheon Co.	29,600	1,137
Rockwell Collins, Inc.	25,900	1,184
United Technologies Corp.	52,800	2,843
		17,026
Air Freight & Logistics – 0.3%
EGL, Inc. (a)	44,340	1,647
FedEx Corp.	10,800	1,054
Forward Air Corp.	2,100	81
UTI Worldwide, Inc.	12,900	1,255
		4,037
Airlines – 0.7%
ACE Aviation Holdings, Inc. Class A (a)	48,100	1,590
AirTran Holdings, Inc. (a)	304,800	4,578
Frontier Airlines, Inc. (a)	309,500	2,526
US Airways Group, Inc. (a)	19,900	668
		9,362
Building Products 0.2%
American Standard Companies, Inc.	16,900	644
Masco Corp.	63,400	1,887
		2,531
Commercial Services & Supplies – 0.4%
Cendant Corp.	126,800	2,253
Cintas Corp.	11,200	501
Corrections Corp. of America (a)	14,500	644
HNI Corp.	4,600	231
Kforce, Inc. (a)	42,500	527
PICO Holdings, Inc. (a)	1,700	57
The Brink’s Co.	19,100	882
		5,095
Construction & Engineering – 1.5%
Chicago Bridge & Iron Co. NV (NY Shares)	47,300	1,225
Fluor Corp.	101,900	7,551
Foster Wheeler Ltd. (a)	65,000	2,264
Granite Construction, Inc.	37,300	1,385
Infrasource Services, Inc. (a)	25,200	296

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Construction & Engineering – continued
McDermott International, Inc. (a)	20,300	$850
Perini Corp. (a)	77,500	1,996
Shaw Group, Inc. (a)	106,900	3,088
URS Corp. (a)	62,200	2,620
Washington Group International, Inc. (a)	7,000	362
		21,637
Electrical Equipment – 0.1%
A.O. Smith Corp.	18,400	667
ABB Ltd. sponsored ADR (a)	8,000	70
Cooper Industries Ltd. Class A	8,300	604
		1,341
Industrial Conglomerates – 2.4%
3M Co.	30,700	2,409
Carlisle Companies, Inc.	4,000	274
General Electric Co.	653,300	23,336
Smiths Group PLC	87,035	1,466
Tyco International Ltd.	206,300	5,884
		33,369
Machinery – 0.7%
Albany International Corp. Class A	17,000	648
Atlas Copco AB (B Shares)	60,600	1,084
Briggs & Stratton Corp.	23,900	865
Danaher Corp.	20,400	1,132
Deere & Co.	24,000	1,664
SPX Corp.	39,100	1,841
Timken Co.	55,700	1,726
Wabash National Corp	3,300	66
Watts Water Technologies, Inc. Class A	11,300	326
		9,352
Marine – 0.1%
Alexander & Baldwin, Inc.	32,200	1,611
Road & Rail 0.6%
Burlington Northern Santa Fe Corp.	40,600	2,687
Laidlaw International, Inc.	123,600	2,672
Norfolk Southern Corp.	76,400	3,380
		8,739
Trading Companies & Distributors – 0.4%
UAP Holding Corp.	54,300	1,031

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Trading Companies & Distributors – continued
United Rentals, Inc. (a)	8,700	$184
WESCO International, Inc. (a)	119,800	5,002
		6,217

TOTAL INDUSTRIALS		120,317

INFORMATION TECHNOLOGY – 11.1%
Communications Equipment – 0.9%
Andrew Corp. (a)	47,300	517
Avaya, Inc. (a)	85,300	1,017
Avocent Corp. (a)	29,600	868
Dycom Industries, Inc. (a)	136,800	2,795
Harris Corp. Del	34,300	1,529
Juniper Networks, Inc. (a)	30,100	677
MasTec, Inc. (a)	97,000	957
Motorola, Inc.	115,500	2,782
QUALCOMM, Inc.	35,300	1,605
		12,747
Computers & Peripherals – 1.0%
Dell, Inc. (a)	31,100	938
EMC Corp. (a)	89,200	1,243
Hewlett-Packard Co.	44,900	1,332
Maxtor Corp. (a)	554,600	2,252
McDATA Corp. Class A (a)	159,200	579
NCR Corp. (a)	36,000	1,222
Seagate Technology	215,300	4,073
UNOVA, Inc. (a)	8,300	233
Western Digital Corp. (a)	139,500	2,081
		13,953
Electronic Equipment & Instruments – 2.3%
Agilent Technologies, Inc. (a)	110,600	3,944
Avnet, Inc. (a)	64,900	1,460
Bell Microproducts, Inc. (a)	105,000	903
Benchmark Electronics, Inc. (a)	29,700	910
Celestica, Inc. (sub. vtg.) (a)	240,200	2,543
Flextronics International Ltd. (a)	543,000	5,604
Hon Hai Precision Industry Co. Ltd. (Foxconn) unit	180,405	1,813
Ibiden Co. Ltd.	8,000	430
Ingram Micro, Inc. Class A (a)	118,100	2,218

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Electronic Equipment & Instruments – continued
KEMET Corp. (a)	46,700	$374
Littelfuse, Inc. (a)	2,800	73
Mettler-Toledo International, Inc. (a)	22,100	1,261
Molex, Inc.	38,800	1,039
Solectron Corp. (a)	1,084,500	3,893
Symbol Technologies, Inc.	240,700	2,751
Tech Data Corp. (a)	23,300	916
Tektronix, Inc.	43,200	1,105
Vishay Intertechnology, Inc. (a)	85,100	1,092
		32,329
Internet Software & Services – 0.5%
Google, Inc. Class A (sub. vtg.) (a)	11,600	4,698
Openwave Systems, Inc. (a)	8,100	135
Yahoo!, Inc. (a)	66,800	2,687
		7,520
IT Services – 0.4%
Alliance Data Systems Corp. (a)	28,400	1,095
Ceridian Corp. (a)	89,200	2,141
First Data Corp.	34,700	1,501
Wright Express Corp.	24,700	602
		5,339
Office Electronics – 0.2%
Xerox Corp. (a)	203,800	2,894
Semiconductors & Semiconductor Equipment – 4.5%
Advanced Energy Industries, Inc. (a)	44,200	591
Agere Systems, Inc. (a)	363,900	4,796
AMIS Holdings, Inc. (a)	16,000	160
Amkor Technology, Inc. (a)	237,400	1,472
Analog Devices, Inc.	14,900	565
Applied Materials, Inc.	6,000	109
Asat Holdings Ltd. sponsored ADR (a)	145,200	89
ASM International NV (Nasdaq) (a)	39,400	576
ASML Holding NV (NY Shares) (a)	126,200	2,418
ATI Technologies, Inc. (a)	31,900	520
ATMI, Inc. (a)	164,000	4,692
Axcelis Technologies, Inc. (a)	319,600	1,515
Cascade Microtech, Inc.	31,800	442
Credence Systems Corp. (a)	263,300	2,135
Cymer, Inc. (a)	53,600	2,049

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Semiconductors & Semiconductor Equipment – continued
Cypress Semiconductor Corp. (a)	26,000	$390
DSP Group, Inc. (a)	28,100	731
Fairchild Semiconductor International, Inc. (a)	188,200	3,263
FormFactor, Inc. (a)	51,800	1,454
Freescale Semiconductor, Inc.:
Class A (a)	176,980	4,557
Class B (a)	436,560	11,263
Integrated Device Technology, Inc. (a)	33,000	395
Intel Corp.	18,200	486
Intersil Corp. Class A	118,200	3,032
Linear Technology Corp.	16,100	601
LTX Corp. (a)	324,500	1,441
Maxim Integrated Products, Inc.	6,500	238
Microchip Technology, Inc.	25,900	864
National Semiconductor Corp.	186,600	4,829
ON Semiconductor Corp. (a)	118,800	689
Samsung Electronics Co. Ltd.	5,330	3,072
Silicon Laboratories, Inc. (a)	44,300	1,721
Teradyne, Inc. (a)	78,700	1,151
		62,306
Software 1.3%
Activision, Inc. (a)	46,900	624
BEA Systems, Inc. (a)	224,400	1,968
Citrix Systems, Inc. (a)	20,600	559
Cognos, Inc. (a)	47,000	1,571
FileNET Corp. (a)	27,500	741
Hyperion Solutions Corp. (a)	22,100	1,170
JDA Software Group, Inc. (a)	26,776	402
Macrovision Corp. (a)	75,800	1,178
McAfee, Inc. (a)	8,200	228
Microsoft Corp.	291,200	8,069
Oracle Corp. (a)	24,800	312
Symantec Corp. (a)	57,892	1,023
Take-Two Interactive Software, Inc. (a)	43,300	790
TIBCO Software, Inc. (a)	27,300	229
		18,864

TOTAL INFORMATION TECHNOLOGY		155,952

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

MATERIALS 4.6%
Chemicals – 1.9%
Air Products & Chemicals, Inc.	16,800	$994
Airgas, Inc.	69,700	2,168
Albemarle Corp.	51,900	1,910
Ashland, Inc.	65,000	3,624
Celanese Corp. Class A	102,700	1,777
Chemtura Corp.	273,100	3,291
Dow Chemical Co.	16,200	733
Georgia Gulf Corp.	36,800	1,025
Lyondell Chemical Co.	97,500	2,479
Monsanto Co.	39,300	2,880
Mosaic Co. (a)	191,300	2,590
NOVA Chemicals Corp.	35,600	1,343
Praxair, Inc.	29,000	1,508
Rhodia SA (a)(e)	378,500	714
Rhodia SA rights 12/7/05 (a)(e)	378,500	183
		27,219
Construction Materials 0.4%
Florida Rock Industries, Inc.	6,600	329
Martin Marietta Materials, Inc.	25,100	1,885
Rinker Group Ltd.	119,200	1,381
Texas Industries, Inc.	29,600	1,476
Vulcan Materials Co.	12,800	854
		5,925
Containers & Packaging – 0.7%
Ball Corp.	8,400	346
Crown Holdings, Inc. (a)	31,300	580
Owens Illinois, Inc. (a)	179,500	3,904
Packaging Corp. of America	19,100	443
Pactiv Corp. (a)	147,700	2,989
Smurfit-Stone Container Corp. (a)	114,517	1,451
		9,713
Metals & Mining – 1.5%
Agnico-Eagle Mines Ltd.	70,400	1,032
Alcan, Inc.	14,300	549
Alcoa, Inc.	173,700	4,761
Chaparral Steel Co. (a)	19,500	488
Companhia Vale do Rio Doce sponsored ADR (non-vtg.)	17,100	741
Compass Minerals International, Inc.	37,400	901
Falconbridge Ltd. (e)	78,444	2,350

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

MATERIALS – continued
Metals & Mining – continued
Goldcorp, Inc.	127,200	$2,584
Ivanhoe Mines Ltd. (a)	29,800	220
Meridian Gold, Inc. (a)	164,300	3,168
Newmont Mining Corp.	5,600	258
RTI International Metals, Inc. (a)	20,100	750
Stillwater Mining Co. (a)	102,000	1,090
Teck Cominco Ltd. Class B (sub. vtg.)	34,600	1,588
		20,480
Paper & Forest Products 0.1%
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	65,800	811

TOTAL MATERIALS		64,148

TELECOMMUNICATION SERVICES – 3.4%
Diversified Telecommunication Services – 1.9%
AT&T, Inc.	447,984	11,159
BellSouth Corp.	42,700	1,164
Covad Communications Group, Inc. (a)	1,363,788	1,064
Telewest Global, Inc. (a)	49,000	1,092
Verizon Communications, Inc.	368,100	11,772
		26,251
Wireless Telecommunication Services – 1.5%
American Tower Corp. Class A (a)	335,980	9,169
Crown Castle International Corp. (a)	96,100	2,633
MTN Group Ltd.	56,600	473
Nextel Partners, Inc. Class A (a)	96,600	2,560
NII Holdings, Inc. (a)	49,400	2,146
Partner Communications Co. Ltd. ADR	9,900	79
Sprint Nextel Corp.	170,499	4,269
Wireless Facilities, Inc. (a)	43,800	243
		21,572

TOTAL TELECOMMUNICATION SERVICES		47,823

UTILITIES – 2.3%
Electric Utilities – 0.6%
E.ON AG	10,400	987
Edison International	12,100	546
Entergy Corp.	17,600	1,232

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

UTILITIES – continued
Electric Utilities – continued
Exelon Corp.	66,300	$3,450
ITC Holdings Corp. (e)	11,800	326
PPL Corp.	38,200	1,123
		7,664
Independent Power Producers & Energy Traders – 1.2%
AES Corp. (a)	438,400	6,914
Dynegy, Inc. Class A (a)	2,100	10
NRG Energy, Inc. (a)	33,100	1,445
TXU Corp.	82,100	8,426
		16,795
Multi-Utilities – 0.5%
CMS Energy Corp. (a)	140,700	1,967
Dominion Resources, Inc.	29,500	2,241
MDU Resources Group, Inc.	2,100	69
NorthWestern Energy Corp.	3,800	118
PG&E Corp.	51,000	1,876
Public Service Enterprise Group, Inc.	18,300	1,148
		7,419

TOTAL UTILITIES		31,878

TOTAL COMMON STOCKS
(Cost $867,920)		961,366

Convertible Preferred Stocks 0.1%

CONSUMER DISCRETIONARY – 0.0%
Media – 0.0%
Interpublic Group of Companies, Inc. Series B, 5.25% (f)	200	183

FINANCIALS – 0.1%
Insurance – 0.1%
Platinum Underwriters Holdings Ltd. Series A, 6.00%	7,600	229
XL Capital Ltd. 6.50%	39,700	875
		1,104

See accompanying notes which are an integral part of the financial statements.
27 Annual Report

Investments continued

Convertible Preferred Stocks continued
	Shares	Value (Note 1)
		(000s)

TELECOMMUNICATION SERVICES – 0.0%
Diversified Telecommunication Services – 0.0%
Cincinnati Bell, Inc. Series B, 6.75%	8,700	$346
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $1,598)		1,633

Corporate Bonds 7.6%
	Principal
	Amount (000s)
Convertible Bonds 0.1%

ENERGY 0.1%
Oil, Gas & Consumable Fuels – 0.1%
McMoRan Exploration Co. 6% 7/2/08	$780	1,067
HEALTH CARE – 0.0%
Health Care Equipment & Supplies – 0.0%
Cyberonics, Inc. 3% 9/27/12 (f)	130	117
INFORMATION TECHNOLOGY – 0.0%
Computers & Peripherals – 0.0%
Maxtor Corp. 2.375% 8/15/12 (f)	270	224

TOTAL CONVERTIBLE BONDS		1,408
Nonconvertible Bonds – 7.5%

CONSUMER DISCRETIONARY – 1.0%
Auto Components 0.0%
Delco Remy International, Inc. 9.375% 4/15/12	295	111
Automobiles – 0.1%
Ford Motor Co.:
6.625% 10/1/28	215	143
7.45% 7/16/31	965	680
General Motors Corp. 8.375% 7/15/33	1,950	1,316
		2,139
Diversified Consumer Services – 0.0%
Carriage Services, Inc. 7.875% 1/15/15	200	204
Hotels, Restaurants & Leisure 0.1%
Carrols Corp. 9% 1/15/13 (f)	390	376
Mandalay Resort Group 6.5% 7/31/09	380	383
MGM MIRAGE 5.875% 2/27/14	460	436

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued

CONSUMER DISCRETIONARY – continued
Hotels, Restaurants & Leisure continued
Six Flags, Inc.:
9.625% 6/1/14	$50	$49
9.75% 4/15/13	55	54
		1,298
Media – 0.6%
AOL Time Warner, Inc.:
6.875% 5/1/12	160	172
7.625% 4/15/31	500	567
Cablevision Systems Corp. 8.7163% 4/1/09 (j)	450	459
Charter Communications Operating LLC/Charter
Communications Operating Capital Corp. 8%
4/30/12 (f)	370	369
Cox Communications, Inc. 7.125% 10/1/12	510	543
CSC Holdings, Inc. 7.625% 4/1/11	408	407
Dex Media West LLC/Dex Media West Finance Co.
9.875% 8/15/13	215	239
Houghton Mifflin Co. 9.875% 2/1/13	675	714
Liberty Media Corp.:
5.7% 5/15/13	850	779
8.25% 2/1/30	800	760
News America Holdings, Inc. 7.75% 12/1/45	510	586
News America, Inc. 6.2% 12/15/34	990	974
Time Warner Entertainment Co. LP 8.375% 7/15/33	1,200	1,447
Time Warner, Inc. 6.625% 5/15/29	655	666
		8,682
Multiline Retail – 0.1%
The May Department Stores Co. 6.7% 7/15/34	790	818
Specialty Retail – 0.1%
Asbury Automotive Group, Inc. 8% 3/15/14	430	404
Sonic Automotive, Inc. 8.625% 8/15/13	475	452
		856
Textiles, Apparel & Luxury Goods – 0.0%
Levi Strauss & Co. 8.8044% 4/1/12 (j)	130	131

TOTAL CONSUMER DISCRETIONARY		14,239

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Investments continued

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued

CONSUMER STAPLES 0.1%
Beverages – 0.0%
FBG Finance Ltd. 5.125% 6/15/15 (f)	$585	$567
Food Products 0.1%
Doane Pet Care Co. 10.625% 11/15/15 (f)	40	41
H.J. Heinz Co. 6.428% 12/1/08 (f)(j)	555	578
		619
Tobacco 0.0%
Altria Group, Inc. 7% 11/4/13	290	314

TOTAL CONSUMER STAPLES		1,500

ENERGY 0.9%
Energy Equipment & Services – 0.1%
Hornbeck Offshore Services, Inc. 6.125% 12/1/14	200	195
Petronas Capital Ltd. 7% 5/22/12 (f)	1,045	1,147
Seabulk International, Inc. 9.5% 8/15/13	430	483
		1,825
Oil, Gas & Consumable Fuels – 0.8%
Amerada Hess Corp. 6.65% 8/15/11	220	236
Chesapeake Energy Corp. 7.5% 6/15/14	220	231
Duke Capital LLC:
4.37% 3/1/09	100	97
6.75% 2/15/32	570	605
El Paso Corp. 7.875% 6/15/12	345	350
Empresa Nacional de Petroleo 6.75% 11/15/12 (f)	730	782
EnCana Holdings Finance Corp. 5.8% 5/1/14	385	401
Enterprise Products Operating LP 5.75% 3/1/35	500	452
Kinder Morgan Energy Partners LP:
5.125% 11/15/14	220	214
5.8% 3/15/35	500	467
Nexen, Inc. 5.875% 3/10/35	875	843
Pemex Project Funding Master Trust:
6.125% 8/15/08	2,000	2,040
6.625% 6/15/35 (f)	1,130	1,107
7.875% 2/1/09 (j)	1,200	1,284
The Coastal Corp.:
6.5% 5/15/06	135	135

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
The Coastal Corp.: – continued
7.625% 9/1/08	$310	$312
7.75% 6/15/10	770	778
		10,334

TOTAL ENERGY		12,159

FINANCIALS – 2.2%
Capital Markets 0.4%
Goldman Sachs Group, Inc. 6.6% 1/15/12	2,345	2,507
Lazard Group LLC 7.125% 5/15/15	900	923
Merrill Lynch & Co., Inc. 4.25% 2/8/10	1,230	1,193
Morgan Stanley 6.6% 4/1/12	900	962
		5,585
Commercial Banks – 0.2%
Bank of America Corp. 7.4% 1/15/11	780	858
Korea Development Bank 3.875% 3/2/09	1,000	964
Wachovia Bank NA 4.875% 2/1/15	445	431
Wachovia Corp. 4.875% 2/15/14	120	117
		2,370
Consumer Finance – 0.3%
Capital One Bank 6.5% 6/13/13	750	789
Capital One Financial Corp. 5.5% 6/1/15	500	493
Ford Motor Credit Co. 7.375% 2/1/11	1,250	1,136
General Motors Acceptance Corp.:
6.75% 12/1/14	105	95
6.875% 9/15/11	95	86
6.875% 8/28/12	40	36
8% 11/1/31	45	44
Household International, Inc. 5.836% 2/15/08	850	862
MBNA America Bank NA 7.125% 11/15/12	200	222
MBNA Corp. 7.5% 3/15/12	325	365
		4,128
Diversified Financial Services – 0.3%
Alliance Capital Management LP 5.625% 8/15/06	1,020	1,025

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Investments continued

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued

FINANCIALS – continued
Diversified Financial Services – continued
JPMorgan Chase Capital XVII 5.85% 8/1/35	$2,525	$2,405
Prime Property Funding, Inc. 5.125% 6/1/15 (f)	755	725
		4,155
Insurance – 0.1%
Axis Capital Holdings Ltd. 5.75% 12/1/14	1,000	993
Marsh & McLennan Companies, Inc. 5.75% 9/15/15	480	480
Principal Life Global Funding I 6.25% 2/15/12 (f)	490	520
		1,993
Real Estate 0.7%
Archstone Smith Operating Trust 5.25% 5/1/15	1,005	982
BRE Properties, Inc. 5.95% 3/15/07	1,500	1,508
CarrAmerica Realty Corp. 5.125% 9/1/11	1,250	1,215
Colonial Properties Trust 5.5% 10/1/15	1,100	1,062
Developers Diversified Realty Corp.:
5% 5/3/10	525	516
5.25% 4/15/11	305	301
EOP Operating LP:
4.65% 10/1/10	750	725
7% 7/15/11	1,250	1,334
Simon Property Group LP:
5.1% 6/15/15	705	676
5.625% 8/15/14	975	974
		9,293
Thrifts & Mortgage Finance – 0.2%
Countrywide Home Loans, Inc. 4% 3/22/11	715	672
Independence Community Bank Corp. 3.75% 4/1/14 (j)	750	716
Residential Capital Corp. 6.375% 6/30/10	885	892
Washington Mutual, Inc. 4.625% 4/1/14	1,000	933
		3,213

TOTAL FINANCIALS		30,737

HEALTH CARE – 0.1%
Health Care Providers & Services – 0.1%
DaVita, Inc. 7.25% 3/15/15	830	838

See accompanying notes which are an integral part of the financial statements.

Annual Report

32

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued

HEALTH CARE – continued
Health Care Providers & Services – continued
HCA, Inc. 6.375% 1/15/15	$300	$297
Psychiatric Solutions, Inc. 7.75% 7/15/15	115	119
		1,254

INDUSTRIALS – 0.6%
Aerospace & Defense – 0.1%
BAE Systems Holdings, Inc. 4.75% 8/15/10 (f)	655	641
Bombardier, Inc.:
6.3% 5/1/14 (f)	780	675
7.45% 5/1/34 (f)	260	217
		1,533
Airlines – 0.4%
American Airlines, Inc. pass thru trust certificates:
6.978% 10/1/12	138	139
7.024% 4/15/11	475	485
7.377% 5/23/19	322	251
7.379% 11/23/17	231	180
7.858% 4/1/13	705	734
Continental Airlines, Inc. 8% 12/15/05	1,320	1,320
Continental Airlines, Inc. pass thru trust certificates
6.795% 2/2/20	634	558
Delta Air Lines, Inc. equipment trust certificates 8.54%
1/2/07 (d)	35	18
Delta Air Lines, Inc. pass thru trust certificates:
7.299% 9/18/06	4	3
7.57% 11/18/10	555	543
7.711% 9/18/11	75	59
7.779% 1/2/12	22	17
10.06% 1/2/16 (d)	130	78
Northwest Airlines, Inc. 7.875% 3/15/08 (d)	1,375	516
		4,901
Commercial Services & Supplies – 0.0%
Allied Waste North America, Inc. 8.5% 12/1/08	398	417

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Investments continued

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued

INDUSTRIALS – continued
Industrial Conglomerates – 0.1%
Hutchison Whampoa International 03/13 Ltd. 6.5%
2/13/13 (f)	$280	$295
Hutchison Whampoa International 03/33 Ltd. 7.45%
11/24/33 (f)	510	578
		873
Machinery – 0.0%
Invensys PLC 9.875% 3/15/11 (f)	355	347
Marine – 0.0%
American Commercial Lines LLC/ACL Finance Corp.
9.5% 2/15/15	276	297

TOTAL INDUSTRIALS		8,368

INFORMATION TECHNOLOGY – 0.3%
Communications Equipment – 0.0%
L-3 Communications Corp. 6.125% 1/15/14	425	414
IT Services – 0.0%
SunGard Data Systems, Inc.:
8.5248% 8/15/13 (f)(j)	110	114
9.125% 8/15/13 (f)	190	195
10.25% 8/15/15 (f)	290	291
		600
Office Electronics – 0.1%
Xerox Capital Trust I 8% 2/1/27	710	730
Xerox Corp. 7.125% 6/15/10	405	423
		1,153
Semiconductors & Semiconductor Equipment – 0.2%
Amkor Technology, Inc. 9.25% 2/15/08	70	67
Chartered Semiconductor Manufacturing Ltd. 6.375%
8/3/15	985	971
Freescale Semiconductor, Inc.:
6.9% 7/15/09 (j)	350	357
7.125% 7/15/14	360	379
Semiconductor Note Participation Trust 0% 8/4/11 (f)	480	480
		2,254

TOTAL INFORMATION TECHNOLOGY		4,421

See accompanying notes which are an integral part of the financial statements.

Annual Report

34

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued

MATERIALS 0.3%
Chemicals – 0.1%
BCP Crystal U.S. Holdings Corp. 9.625% 6/15/14	$332	$369
Lyondell Chemical Co. 9.5% 12/15/08	825	866
		1,235
Construction Materials 0.0%
RMCC Acquisition Co. 9.5% 11/1/12 (f)	455	457
Containers & Packaging – 0.1%
Owens-Brockway Glass Container, Inc.:
7.75% 5/15/11	240	248
8.75% 11/15/12	340	365
Owens Illinois, Inc. 8.1% 5/15/07	250	255
		868
Metals & Mining – 0.0%
Newmont Mining Corp. 5.875% 4/1/35	590	568
Paper & Forest Products 0.1%
Georgia-Pacific Corp. 9.5% 12/1/11	560	596

TOTAL MATERIALS		3,724

TELECOMMUNICATION SERVICES – 0.9%
Diversified Telecommunication Services – 0.8%
AT&T Broadband Corp. 8.375% 3/15/13	500	577
BellSouth Capital Funding Corp. 7.875% 2/15/30	580	692
BellSouth Corp. 5.2% 9/15/14	285	281
British Telecommunications PLC 8.875% 12/15/30	1,250	1,650
Koninklijke KPN NV yankee 8% 10/1/10	450	500
Qwest Corp.:
7.12% 6/15/13 (f)(j)	710	760
8.875% 3/15/12	365	410
SBC Communications, Inc.:
6.15% 9/15/34	750	740
6.45% 6/15/34	415	424
Sprint Capital Corp.:
6.875% 11/15/28	850	913
8.375% 3/15/12	670	775
Telecom Italia Capital:
4.95% 9/30/14	565	539
5.25% 11/15/13	1,300	1,274

See accompanying notes which are an integral part of the financial statements.

35 Annual Report

Investments continued

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued

TELECOMMUNICATION SERVICES – continued
Diversified Telecommunication Services – continued
Verizon Global Funding Corp.:
5.85% 9/15/35	$1,010	$957
7.75% 12/1/30	600	703
Verizon New York, Inc. 6.875% 4/1/12	225	234
		11,429
Wireless Telecommunication Services – 0.1%
America Movil SA de CV 4.125% 3/1/09	400	388
AT&T Wireless Services, Inc. 7.875% 3/1/11	255	286
Intelsat Ltd.:
6.5% 11/1/13	120	88
8.695% 1/15/12 (f)(j)	340	345
Rogers Communications, Inc.:
6.375% 3/1/14	595	591
6.995% 12/15/10 (j)	220	227
		1,925

TOTAL TELECOMMUNICATION SERVICES		13,354

UTILITIES – 1.1%
Electric Utilities – 0.5%
Cleveland Electric Illuminating Co. 5.65% 12/15/13	805	815
Exelon Corp.:
4.9% 6/15/15	1,070	1,014
5.625% 6/15/35	115	106
6.75% 5/1/11	560	594
FirstEnergy Corp. 6.45% 11/15/11	515	541
Niagara Mohawk Power Corp. 8.875% 5/15/07	650	686
Progress Energy, Inc. 7.1% 3/1/11	1,350	1,451
TXU Energy Co. LLC 7% 3/15/13	1,485	1,572
		6,779
Gas Utilities 0.2%
Sonat, Inc. 6.75% 10/1/07	115	115
Texas Eastern Transmission Corp. 7.3% 12/1/10	1,495	1,629
Transcontinental Gas Pipe Line Corp. 6.25% 1/15/08	485	492
		2,236

See accompanying notes which are an integral part of the financial statements.

Annual Report

36

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued

UTILITIES – continued
Independent Power Producers & Energy Traders – 0.2%
AES Corp.:
8.75% 5/15/13 (f)	$670	$727
9.5% 6/1/09	452	484
Constellation Energy Group, Inc. 7% 4/1/12	1,110	1,199
		2,410
Multi-Utilities – 0.2%
CMS Energy Corp.:
8.5% 4/15/11	500	537
8.9% 7/15/08	560	592
Dominion Resources, Inc.:
4.75% 12/15/10	770	750
5.95% 6/15/35	555	533
6.25% 6/30/12	930	972
		3,384

TOTAL UTILITIES		14,809

TOTAL NONCONVERTIBLE BONDS		104,565

TOTAL CORPORATE BONDS
(Cost $106,427)		105,973

U.S. Government and Government Agency Obligations 6.7%

U.S. Government Agency Obligations 1.7%
Fannie Mae:
3.25% 1/15/08	1,839	1,785
3.25% 8/15/08	560	540
3.25% 2/15/09	1,684	1,614
3.375% 12/15/08	190	183
6.25% 2/1/11	7,310	7,702
Freddie Mac:
4% 6/12/13	2,342	2,202
5.75% 1/15/12	2,360	2,471
5.875% 3/21/11	5,505	5,723
6.625% 9/15/09	2,160	2,299

See accompanying notes which are an integral part of the financial statements.

37 Annual Report

Investments continued

U.S. Government and Government Agency Obligations continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
U.S. Government Agency Obligations continued
Guaranteed Export Trust Certificates (assets of Trust
guaranteed by U.S. Government through Export-
Import Bank) Series 1994-A, 7.12% 4/15/06	$50	$51
Guaranteed Trade Trust Certificates (assets of Trust
guaranteed by U.S. Government through Export-
Import Bank) Series 1994-B, 7.5% 1/26/06	22	22

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		24,592
U.S. Treasury Inflation Protected Obligations 2.1%
U.S. Treasury Inflation-Indexed Bonds 2.375% 1/15/25	5,271	5,434
U.S. Treasury Inflation-Indexed Notes:
0.875% 4/15/10	5,245	4,985
2% 1/15/14	18,821	18,644

TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		29,063
U.S. Treasury Obligations – 2.9%
U.S. Treasury Bonds 6.25% 5/15/30	13,050	15,807
U.S. Treasury Notes:
2.75% 7/31/06	9,000	8,906
4.25% 8/15/13	7,626	7,496
4.75% 5/15/14	8,335	8,462

TOTAL U.S. TREASURY OBLIGATIONS		40,671

TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $95,734)		94,326

U.S. Government Agency Mortgage Securities 10.6%

Fannie Mae – 9.8%
3.477% 4/1/34 (j)	172	172
3.739% 1/1/35 (j)	116	115
3.752% 10/1/33 (j)	71	69
3.766% 12/1/34 (j)	96	95
3.788% 12/1/34 (j)	18	18
3.793% 6/1/34 (j)	358	346
3.819% 6/1/33 (j)	57	56
3.824% 1/1/35 (j)	77	76
3.847% 1/1/35 (j)	227	224

See accompanying notes which are an integral part of the financial statements.

Annual Report

38

U.S. Government Agency Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae continued
3.869% 1/1/35 (j)	$126	$125
3.889% 12/1/34 (j)	62	61
3.907% 10/1/34 (j)	90	89
3.952% 5/1/34 (j)	22	23
3.963% 1/1/35 (j)	97	96
3.968% 5/1/33 (j)	30	30
3.983% 12/1/34 (j)	514	512
3.984% 12/1/34 (j)	102	102
3.993% 1/1/35 (j)	56	56
3.996% 12/1/34 (j)	78	77
4% 12/1/20 (g)	2,000	1,896
4.01% 2/1/35 (j)	65	64
4.021% 12/1/34 (j)	57	56
4.028% 2/1/35 (j)	61	60
4.037% 1/1/35 (j)	43	43
4.044% 10/1/18 (j)	79	78
4.06% 1/1/35 (j)	60	60
4.064% 4/1/33 (j)	26	26
4.064% 12/1/34 (j)	149	148
4.087% 1/1/35 (j)	134	133
4.094% 2/1/35 (j)	42	41
4.098% 2/1/35 (j)	122	121
4.103% 2/1/35 (j)	43	43
4.109% 2/1/35 (j)	258	256
4.111% 1/1/35 (j)	140	138
4.124% 1/1/35 (j)	252	250
4.126% 11/1/34 (j)	123	122
4.129% 1/1/35 (j)	134	134
4.129% 2/1/35 (j)	158	158
4.144% 1/1/35 (j)	217	216
4.159% 2/1/35 (j)	145	144
4.168% 1/1/35 (j)	117	116
4.174% 1/1/35 (j)	276	274
4.182% 11/1/34 (j)	30	30
4.187% 1/1/35 (j)	155	152
4.204% 3/1/34 (j)	68	67
4.214% 10/1/34 (j)	207	207
4.25% 2/1/35 (j)	90	88
4.282% 2/1/35 (j)	58	57
4.287% 8/1/33 (j)	164	162
4.293% 7/1/34 (j)	63	63

See accompanying notes which are an integral part of the financial statements.

39 Annual Report

Investments continued

U.S. Government Agency Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae continued
4.298% 3/1/35 (j)	$86	$86
4.305% 5/1/35 (j)	118	116
4.307% 1/1/35 (j)	84	83
4.313% 3/1/33 (j)	45	44
4.318% 1/1/35 (j)	98	98
4.328% 12/1/34 (j)	43	42
4.348% 1/1/35 (j)	90	88
4.365% 4/1/35 (j)	42	41
4.367% 2/1/34 (j)	195	193
4.403% 2/1/35 (j)	132	130
4.41% 5/1/35 (j)	214	213
4.444% 4/1/34 (j)	123	122
4.445% 10/1/34 (j)	418	417
4.449% 3/1/35 (j)	116	114
4.48% 8/1/34 (j)	251	248
4.481% 1/1/35 (j)	125	125
4.496% 3/1/35 (j)	255	253
4.5% 12/1/20 (g)	2,450	2,368
4.5% 12/1/20 (g)	2,000	1,933
4.5% 12/1/20 (g)	10,000	9,666
4.5% 7/1/33 to 12/1/33	13,812	12,949
4.501% 5/1/35 (j)	85	84
4.521% 3/1/35 (j)	231	228
4.523% 8/1/34 (j)	153	153
4.545% 7/1/35 (j)	251	249
4.548% 2/1/35 (j)	538	538
4.56% 2/1/35 (j)	74	74
4.585% 2/1/35 (j)	764	754
4.589% 2/1/35 (j)	50	50
4.608% 2/1/35 (j)	250	248
4.648% 11/1/34 (j)	270	268
4.674% 11/1/34 (j)	294	292
4.702% 3/1/35 (j)	696	697
4.725% 3/1/35 (j)	128	127
4.732% 7/1/34 (j)	241	242
4.811% 12/1/34 (j)	206	206
4.819% 12/1/32 (j)	118	118
4.842% 12/1/34 (j)	82	81
5% 12/1/16 to 8/1/35	34,407	33,444
5% 12/1/20 (g)	398	392
5.112% 5/1/35 (j)	529	531

See accompanying notes which are an integral part of the financial statements.

Annual Report

40

U.S. Government Agency Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae continued
5.2% 6/1/35 (j)	$391	$394
5.5% 2/1/11 to 11/1/33	10,251	10,287
5.5% 12/1/35 (g)	32,551	32,053
6% 3/1/13 to 3/1/33	6,990	7,043
6.5% 4/1/11 to 9/1/32	9,339	9,602
7% 12/1/23 to 4/1/29	109	114
7.5% 6/1/25 to 4/1/29	1,780	1,873

TOTAL FANNIE MAE		137,216
Freddie Mac – 0.4%
4.056% 12/1/34 (j)	92	91
4.11% 12/1/34 (j)	114	112
4.187% 1/1/35 (j)	387	381
4.274% 3/1/35 (j)	124	123
4.299% 5/1/35 (j)	213	211
4.307% 12/1/34 (j)	130	128
4.363% 3/1/35 (j)	161	158
4.387% 2/1/35 (j)	247	245
4.39% 2/1/35 (j)	221	217
4.444% 3/1/35 (j)	119	117
4.448% 2/1/34 (j)	131	129
4.474% 6/1/35 (j)	180	178
4.489% 3/1/35 (j)	139	136
4.491% 3/1/35 (j)	700	689
4.559% 2/1/35 (j)	175	173
5.023% 4/1/35 (j)	664	662
5.292% 8/1/33 (j)	50	51
6% 5/1/33	1,035	1,045

TOTAL FREDDIE MAC		4,846
Government National Mortgage Association 0.4%
6.5% 10/15/27 to 7/15/34	1,480	1,542
7% 12/15/25 to 12/15/32	1,394	1,465
7.5% 2/15/23 to 9/15/28	2,012	2,130
8% 11/15/21 to 12/15/26	481	515

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		5,652

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE SECURITIES
(Cost $149,616)		147,714

See accompanying notes which are an integral part of the financial statements.

41 Annual Report

Investments continued

Asset Backed Securities 1.0%
	Principal	Value (Note 1)
	Amount (000s)	(000s)
ACE Securities Corp.:
Series 2004-HE1:
Class M1, 4.6913% 2/25/34 (j)	$200	$200
Class M2, 5.2913% 2/25/34 (j)	225	225
Series 2005-SD1 Class A1, 4.5913% 11/25/50 (j)	185	185
Aesop Funding II LLC Series 2005-1A Class A1, 3.95%
4/20/08 (f)	800	784
Ameriquest Mortgage Securities, Inc. Series 2004-R2:
Class M1, 4.6213% 4/25/34 (j)	115	115
Class M2, 4.6713% 4/25/34 (j)	100	100
Amortizing Residential Collateral Trust Series 2002-BC1
Class M2, 5.2913% 1/25/32 (j)	62	63
Argent Securities, Inc. Series 2004-W5 Class M1,
4.7913% 4/25/34 (j)	360	360
Asset Backed Securities Corp. Home Equity Loan Trust
Series 2004-HE2 Class M1, 4.7413% 4/25/34 (j)	560	562
Capital One Multi-Asset Execution Trust:
Series 2003-B4 Class B4, 4.92% 7/15/11 (j)	585	594
Series 2004-6 Class B, 4.15% 7/16/12	730	708
Cendant Timeshare Receivables Funding LLC Series
2005-1A Class A1, 4.67% 5/20/17 (f)	375	372
Citibank Credit Card Issuance Trust Series 2002-C1
Class C1, 5.2806% 2/9/09 (j)	1,250	1,261
Countrywide Home Loans, Inc.:
Series 2004-2 Class M1, 4.6913% 5/25/34 (j)	640	641
Series 2004-3 Class M1, 4.6913% 6/25/34 (j)	125	125
Series 2004-4:
Class A, 4.5613% 8/25/34 (j)	165	166
Class M1, 4.6713% 7/25/34 (j)	325	326
Class M2, 4.7213% 6/25/34 (j)	400	400
Series 2005-1:
Class MV1, 4.5913% 7/25/35 (j)	270	270
Class MV2, 4.6313% 7/25/35 (j)	320	320
Crown Castle Towers LLC/Crown Atlantic Holdings Sub
LLC/Crown Communication, Inc. Series 2005-1A:
Class B, 4.878% 6/15/35 (f)	460	447
Class C, 5.074% 6/15/35 (f)	417	406
Discover Card Master Trust I Series 2003-4 Class B1,
4.45% 5/16/11 (j)	770	774
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 4.7413% 3/25/34 (j)	25	25
Class M4, 5.0913% 3/25/34 (j)	25	25

See accompanying notes which are an integral part of the financial statements.

Annual Report

42

Asset Backed Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fremont Home Loan Trust:
Series 2004 A:
Class M1, 4.7413% 1/25/34 (j)	$425	$426
Class M2, 5.3413% 1/25/34 (j)	475	481
Series 2005 A:
Class M1, 4.6213% 1/25/35 (j)	150	150
Class M2, 4.6513% 1/25/35 (j)	200	200
Class M3, 4.6813% 1/25/35 (j)	100	100
Class M4, 4.8713% 1/25/35 (j)	75	76
GSAMP Trust Series 2004-FM2 Class M1, 4.6913%
1/25/34 (j)	250	250
HSBC Home Equity Loan Trust Series 2005-2:
Class M1, 4.6194% 1/20/35 (j)	204	204
Class M2, 4.6494% 1/20/35 (j)	151	151
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 4.6913% 7/25/34 (j)	200	200
Class M2, 4.7413% 7/25/34 (j)	25	25
Class M3, 5.1413% 7/25/34 (j)	75	75
Class M4, 5.2913% 7/25/34 (j)	50	50
Morgan Stanley ABS Capital I, Inc. Series 2003-NC5
Class M2, 6.1913% 4/25/33 (j)	250	252
Morgan Stanley Dean Witter Capital I Trust Series
2003-NC1 Class M1, 5.2413% 11/25/32 (j)	220	221
National Collegiate Student Loan Trust Series 2005-GT1
Class AIO, 6.75% 12/25/09 (l)	350	86
Park Place Securities, Inc. Series 2005-WCH1 Class M2,
4.7113% 1/25/35 (j)	350	350
Structured Asset Securities Corp. Series 2004-GEL1
Class A, 4.5513% 2/25/34 (j)	78	78
Volkswagen Auto Lease Trust Series 2005-A Class A4,
3.94% 10/20/10	1,415	1,392
TOTAL ASSET BACKED SECURITIES
(Cost $14,288)		14,221

Collateralized Mortgage Obligations 1.4%

Private Sponsor 1.0%
Adjustable Rate Mortgage Trust floater:
Series 2005-1 Class 5A2, 4.5213% 5/25/35 (j)	397	396
Series 2005-2 Class 6A2, 4.4713% 6/25/35 (j)	196	196
Series 2005-3 Class 8A2, 4.4313% 7/25/35 (j)	1,027	1,029
Bear Stearns Alt-A Trust floater Series 2005-1 Class A1,
4.4713% 1/25/35 (j)	734	735

See accompanying notes which are an integral part of the financial statements.

43 Annual Report

Investments continued

Collateralized Mortgage Obligations continued
		Principal	Value (Note 1)
		Amount (000s)	(000s)
Private Sponsor continued
CS First Boston Mortgage Securities Corp. floater
Series 2004-AR3 Class 6A2, 4.5613% 4/25/34 (j)		$153	$154
Impac CMB Trust floater Series 2005-1:
Class M1, 4.6513% 4/25/35 (j)		237	237
Class M2, 4.6913% 4/25/35 (j)		427	427
Lehman Structured Securities Corp. floater Series 2005-1
Class A2, 4.5813% 9/26/45 (f)(j)		801	801
Master Alternative Loan Trust Series 2004-3 Class 3A1,
6% 4/25/34		123	122
Merrill Lynch Mortgage Investors, Inc. floater Series
2005-B Class A2, 4.79% 7/25/30 (j)		785	784
Opteum Mortgage Acceptance Corp. floater Series
2005-3 Class APT, 4.4813% 7/25/35 (j)		495	495
Residential Asset Mortgage Products, Inc. sequential pay
Series 2004-SL2 Class A1, 6.5% 10/25/16		108	110
Sequoia Mortgage Trust floater:
Series 2005-1 Class A2, 4.1% 2/20/35 (j)		537	534
Series 2005-2 Class A2, 4.29% 3/20/35 (j)		629	629
Structured Adjustable Rate Mortgage Loan Trust floater
Series 2001-14 Class A1, 4.5013% 7/25/35 (j)		1,587	1,585
Thornburg Mortgage Securities Trust floater Series
2005-3 Class A4, 4.4613% 10/25/35 (j)		786	786
WAMU Mortgage pass thru certificates floater Series
2005-AR13 Class A1C1, 4.3813% 10/25/45 (j)		831	831
Wells Fargo Mortgage Backed Securities Trust:
Series 2005-AR10 Class 2A2, 4.1103% 6/25/35 (j)	.	1,137	1,115
Series 2005-AR12 Class 2A6, 4.3214% 7/25/35 (j)	.	1,222	1,194
Series 2005-AR4 Class 2A2, 4.5357% 4/25/35 (j)		942	922
Series 2005-AR9 Class 2A1, 4.3621% 5/25/35 (j)		507	500

TOTAL PRIVATE SPONSOR			13,582
U.S. Government Agency 0.4%
Fannie Mae guaranteed REMIC pass thru certificates
planned amortization class Series 2004-81:
Class KC, 4.5% 4/25/17		1,795	1,744
Class KD, 4.5% 7/25/18		785	751

See accompanying notes which are an integral part of the financial statements.

Annual Report

44

Collateralized Mortgage Obligations continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
U.S. Government Agency continued
Freddie Mac Multi-class participation certificates
guaranteed planned amortization class:
Series 2773 Class ED, 4.5% 8/15/17	$2,595	$2,505
Series 2885 Class PC, 4.5% 3/15/18	765	743

TOTAL U.S. GOVERNMENT AGENCY		5,743

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $19,595)		19,325

Commercial Mortgage Securities 1.7%

Bayview Commercial Asset Trust floater:
Series 2004-1:
Class A, 4.5513% 4/25/34 (f)(j)	545	545
Class B, 6.0913% 4/25/34 (f)(j)	78	79
Class M1, 4.7513% 4/25/34 (f)(j)	78	78
Class M2, 5.3913% 4/25/34 (f)(j)	78	79
Series 2004-3:
Class A1, 4.5613% 1/25/35 (f)(j)	551	551
Class A2, 4.6113% 1/25/35 (f)(j)	92	92
Class M1, 4.6913% 1/25/35 (f)(j)	92	92
Class M2, 5.1913% 1/25/35 (f)(j)	46	46
Berkeley Federal Bank & Trust FSB Series 1994-1
Class B, 3.5439% 8/1/24 (f)(j)	281	248
COMM:
floater Series 2002-FL7 Class D, 4.69%
11/15/14 (f)(j)	51	52
Series 2004-LBN2 Class X2, 1.0435%
3/10/39 (f)(j)(l)	1,490	52
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1999-C1 Class A2, 7.29% 9/15/41	1,250	1,331
Series 2000-C1 Class A2, 7.545% 4/15/62	1,000	1,084
Series 2004-C1 Class A3, 4.321% 1/15/37	475	456
Series 1997-C2 Class D, 7.27% 1/17/35	2,310	2,440
Series 2004-C1 Class ASP, 0.9371% 1/15/37 (f)(j)(l)	7,302	242
DLJ Commercial Mortgage Corp. sequential pay
Series 2000-CF1 Class A1B, 7.62% 6/10/33	3,500	3,821
Fannie Mae sequential pay Series 1999-10 Class MZ,
6.5% 9/17/38	1,201	1,238

See accompanying notes which are an integral part of the financial statements.

45 Annual Report

Investments continued

Commercial Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
GS Mortgage Securities Corp. II:
sequential pay:
Series 2001-LIBA Class A2, 6.615% 2/14/16 (f)	$630	$674
Series 2003-C1 Class A2A, 3.59% 1/10/40	720	702
Series 1998-GLII Class E, 6.9704% 4/13/31 (j)	635	659
J.P. Morgan Commercial Mortgage Finance Corp.
sequential pay Series 2000-C9 Class A2, 7.77%
10/15/32	1,440	1,564
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (f)	700	649
Class C, 4.13% 11/20/37 (f)	700	628
Morgan Stanley Capital I, Inc.:
sequential pay Series 2004-HQ3 Class A2, 4.05%
1/13/41	505	486
Series 2005-IQ9 Class X2, 1.0821% 7/15/56 (f)(j)(l)	5,945	279
Thirteen Affiliates of General Growth Properties, Inc.
sequential pay Series 1 Class A2, 6.602%
11/15/07 (f)	4,500	4,631
Wachovia Bank Commercial Mortgage Trust sequential
pay Series 2003-C6 Class A2, 4.498% 8/15/35	810	794
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $22,942)		23,592

Foreign Government and Government Agency Obligations 0.3%

Israeli State 4.625% 6/15/13	165	158
United Mexican States:
5.875% 1/15/14	140	144
6.375% 1/16/13	700	739
6.75% 9/27/34	1,475	1,582
7.5% 4/8/33	1,300	1,524
TOTAL FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $3,736)		4,147

Fixed Income Funds 3.7%
	Shares
Fidelity Ultra-Short Central Fund (b)
(Cost $52,000)	522,665	51,989

See accompanying notes which are an integral part of the financial statements.

Annual Report

46

Money Market Funds 1.3%
		Shares	Value (Note 1)
			(000s)
Fidelity Cash Central Fund, 4.08% (k)		13,826,441	$ 13,826
Fidelity Securities Lending Cash Central Fund, 4.09% (c)(k)		4,274,503	4,275

TOTAL MONEY MARKET FUNDS
(Cost $18,101)			18,101

TOTAL INVESTMENT PORTFOLIO 103.1%
(Cost $1,351,957)			1,442,387

NET OTHER ASSETS – (3.1)%			(43,612)

NET ASSETS 100%			$1,398,775

Swap Agreements
	Expiration	Notional	Value
	Date	Amount (000s)	(000s)

Credit Default Swaps
Receive quarterly a fixed rate of .4%
multiplied by the notional amount and pay
to Merrill Lynch, Inc., upon each default
event of one of the issues of Dow Jones
CDX N.A. Investment Grade 4, par value
of the proportional notional amount (i)	June 2010	$10,000	$(53)
Receive quarterly a fixed rate of .5%
multiplied by the notional amount and pay
to Merrill Lynch, Inc., upon each default
event of one of the issues of Dow Jones
CDX N.A. Investment Grade 3, par value
of the proportional notional amount (h)	March 2010	1,488	3
Receive quarterly a fixed rate of .65%
multiplied by the notional amount and pay
to Merrill Lynch, Inc., upon each default
event of one of the issues of Dow Jones
CDX N.A. Investment Grade 4, par value
of the proportional notional amount (i)	June 2015	7,500	(50)
Receive quarterly a fixed rate of .7%
multiplied by the notional amount and pay
to Deutsche Bank, upon each default event
of one of the issues of Dow Jones CDX
N.A. Investment Grade 3, par value of the
proportional notional amount (h)	March 2015	1,488	2

See accompanying notes which are an integral part of the financial statements.

	47		Annual Report

Investments continued

Swap Agreements continued
	Expiration	Notional	Value
	Date	Amount (000s)	(000s)

Credit Default Swaps – continued
Receive quarterly notional amount multiplied
by .41% and pay Goldman Sachs upon
default event of Sempra Energy, par value
of the notional amount of Sempra Energy
7.95% 3/1/10	Sept. 2010	$500	$1
Receive quarterly notional amount multiplied
by .42% and pay Morgan Stanley, Inc.
upon default event of Sempra Energy, par
value of the notional amount of Sempra
Energy 6% 2/1/13	Sept. 2010	600	1

TOTAL CREDIT DEFAULT SWAPS		21,576	(96)
Interest Rate Swaps
Receive quarterly a fixed rate equal to
3.2955% and pay quarterly a floating rate
based on 3-month LIBOR with Morgan
Stanley, Inc.	Feb. 2006	11,000	(30)
Receive quarterly a fixed rate equal to
4.3875% and pay quarterly a floating rate
based on 3-month LIBOR with Credit Suisse
First Boston	March 2010	1,500	(26)
Receive quarterly a fixed rate equal to
4.774% and pay quarterly a floating rate
based on 3-month LIBOR with Credit Suisse
First Boston	March 2015	1,500	(21)

TOTAL INTEREST RATE SWAPS		14,000	(77)

See accompanying notes which are an integral part of the financial statements.

Annual Report	48

Swap Agreements continued

	Expiration	Notional	Value
	Date	Amount (000s)	(000s)

Total Return Swaps
Receive monthly a return equal to Bank of
America Securities LLC AAA 10 Yr
Commercial Mortgage Backed Securities
Daily Index and pay monthly a floating
rate based on 1-month LIBOR minus 40
basis points with Bank of America	March 2006	$1,500	$3
Receive quarterly a return equal to Bank of
America Securities LLC AAA 10 Yr Com-
mercial Mortgage Backed Securities Daily
Index and pay quarterly a floating rate
based on 3-month LIBOR minus 30 basis
points with Bank of America	May 2006	1,500	(3)
Receive monthly a return equal to Lehman
Brothers CMBS AAA 8.5+ Index and pay
monthly a floating rate based on 1-month
LIBOR minus 25 basis points with Deutsche
Bank	April 2006	1,500	1
Receive monthly a return equal to Lehman
Brothers CMBS U.S. Aggregate Index and
pay monthly a floating rate based on
1-month LIBOR minus 15 basis points with
Citibank	April 2006	7,150	8
Receive monthly a return equal to Lehman
Brothers CMBS U.S. Aggregate Index and
pay monthly a floating rate based on
1-month LIBOR minus 20 basis points with
Lehman Brothers, Inc.	March 2006	2,850	2
Receive monthly a return equal to Lehman
Brothers Commercial Mortgage Backed
Securities AAA Daily Index and pay
monthly a floating rate based on 1-month
LIBOR minus 10 basis points with Citibank	March 2006	2,425	0
Receive monthly a return equal to Lehman
Brothers Commercial Mortgage Backed
Securities AAA Daily Index and pay
monthly a floating rate based on 1-month
LIBOR minus 25 basis points with Bank of
America	Dec. 2005	2,425	2

TOTAL TOTAL RETURN SWAPS		19,350	13

		$54,926	$(160)

See accompanying notes which are an integral part of the financial statements.

	49		Annual Report

Investments continued

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. A complete unaudited list of
holdings for each fixed-income central
fund, as of the investing fund’s report
date, is available upon request or at
advisor.fidelity.com. The reports are
located just after the fund’s financial
statements and quarterly reports but are
not part of the financial statements or
quarterly reports. In addition, the
fixed-income central fund’s financial
statements, which are not covered by the
investing fund’s Report of Independent
Registered Public Accounting Firm, are
available on the EDGAR Database on
the SEC’s web site, www.sec.gov, or
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Non-income producing – Issuer is in
default.

(e) Security or a portion of the security is on
loan at period end.

(f) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $24,931,000 or
1.8% of net assets.

(g) Security or a portion of the security
purchased on a delayed delivery or
when-issued basis.

(h) Dow Jones CDX N.A. Investment Grade
3 is a tradable index of credit default
swaps on investment grade debt of U.S.
companies.

(i) Dow Jones CDX N.A. Investment Grade
4 is a tradable index of credit default
swaps on investment grade debt of U.S.
companies.

(j) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

(k) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(l) Security represents right to receive
monthly interest payments on an
underlying pool of mortgages. Principal
shown is the par amount of the
mortgage pool.

(m) Restricted securities – Investment in
securities not registered under the
Securities Act of 1933 (excluding 144A
issues). At the end of the period, the
value of restricted securities (excluding
144A issues) amounted to $210,000 or
0.0% of net assets.

Additional information on each holding is as follows:

	Acquisition	Acquisition
Security	Date	Cost (000s)
Education Realty
Trust, Inc.	9/29/05	$300

See accompanying notes which are an integral part of the financial statements.

Annual Report 50

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
(Amounts in thousands)
Fidelity Cash Central Fund	$2,492
Fidelity Securities Lending Cash Central Fund	37
Fidelity Ultra Short Central Fund	732
Total	$3,261

Additional information regarding the fund’s purchases and sales, including the ownership percentage, of the following fixed income Central Funds during the period is as follows:

	Value,	Purchases	Sales	Value,	% ownership,
Fund	beginning of		Proceeds	end of period	end of period
(Amounts in thousands)	period
Fidelity Ultra Short Central Fund	$—	$ 52,000	$—	$ 51,989.7%

Other Information

The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):

U.S.Government and
U.S.Government Agency
Obligations	18.1%
AAA,AA,A	6.6%
BBB	4.6%
BB	1.2%
B	0.5%
CCC,CC,C	0.3%
Not Rated	0.3%
Equities	68.8%
Short Term Investments and Net
Other Assets	(0.4)%
100.0%

We have used ratings from Moody’s® Investors Services, Inc. Where Moody’s ratings are not available, we have used S&P® ratings.

See accompanying notes which are an integral part of the financial statements.

51 Annual Report

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		November 30, 2005

Assets
Investment in securities, at value (including securities
loaned of $4,097) See accompanying schedule:
Unaffiliated issuers (cost $1,281,856)	$1,372,297
Affiliated Central Funds (cost $70,101)	70,090
Total Investments (cost $1,351,957)		$1,442,387
Cash		35
Receivable for investments sold		18,947
Receivable for fund shares sold		747
Dividends receivable		1,110
Interest receivable		3,704
Prepaid expenses		8
Other affiliated receivables		27
Other receivables		41
Total assets		1,467,006

Liabilities
Payable for investments purchased
Regular delivery	$7,043
Delayed delivery	48,151
Payable for fund shares redeemed	6,830
Swap agreements, at value	160
Accrued management fee	488
Distribution fees payable	609
Other affiliated payables	408
Other payables and accrued expenses	267
Collateral on securities loaned, at value	4,275
Total liabilities		68,231

Net Assets		$1,398,775
Net Assets consist of:
Paid in capital		$1,206,124
Undistributed net investment income		4,643
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		97,465
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		90,543
Net Assets		$1,398,775

See accompanying notes which are an integral part of the financial statements.

Annual Report

52

Statement of Assets and Liabilities continued
Amounts in thousands (except per share amounts)	November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($169,497 ÷ 10,236 shares)	$16.56

Maximum offering price per share (100/94.25 of $16.56)	$17.57
Class T:
Net Asset Value and redemption price per share
($1,037,501 ÷ 62,333 shares)	$16.64

Maximum offering price per share (100/96.50 of $16.64)	$17.24
Class B:
Net Asset Value and offering price per share
($99,038 ÷ 6,003 shares)A	$16.50

Class C:
Net Asset Value and offering price per share
($72,712 ÷ 4,407 shares)A	$16.50

Institutional Class:
Net Asset Value, offering price and redemption price per
share ($20,027 ÷ 1,197 shares)	$16.74

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

53 Annual Report

Financial Statements continued

Statement of Operations
Amounts in thousands	Year ended November 30, 2005

Investment Income
Dividends		$15,381
Interest		26,914
Income from affiliated Central Funds		3,261
Total income		45,556

Expenses
Management fee	$6,372
Transfer agent fees	3,855
Distribution fees	7,968
Accounting and security lending fees	640
Independent trustees’ compensation	7
Appreciation in deferred trustee compensation account	3
Custodian fees and expenses	102
Registration fees	88
Audit	64
Legal	14
Miscellaneous	236
Total expenses before reductions	19,349
Expense reductions	(519)	18,830

Net investment income (loss)		26,726
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	115,983
Foreign currency transactions	(30)
Swap agreements	(307)
Total net realized gain (loss)		115,646
Change in net unrealized appreciation (depreciation) on:
Investment securities	(64,966)
Assets and liabilities in foreign currencies	(2)
Swap agreements	324
Total change in net unrealized appreciation
(depreciation)		(64,644)
Net gain (loss)		51,002
Net increase (decrease) in net assets resulting from
operations		$77,728

See accompanying notes which are an integral part of the financial statements.

Annual Report

54

Statement of Changes in Net Assets
		Year ended	Year ended
		November 30,	November 30,
Amounts in thousands		2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$26,726	$35,147
Net realized gain (loss)		115,646	43,479
Change in net unrealized appreciation (depreciation) .		(64,644)	20,191
Net increase (decrease) in net assets resulting
from operations		77,728	98,817
Distributions to shareholders from net investment income	.	(32,682)	(33,276)
Share transactions - net increase (decrease)		(301,293)	(134,734)
Total increase (decrease) in net assets		(256,247)	(69,193)

Net Assets
Beginning of period		1,655,022	1,724,215
End of period (including undistributed net investment
income of $4,643 and undistributed net investment
income of $11,313, respectively)		$1,398,775	$1,655,022

See accompanying notes which are an integral part of the financial statements.

55 Annual Report

Financial Highlights Class A

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$16.04	$15.44	$14.11	$15.41	$16.55
Income from Investment
Operations
Net investment income (loss)C	33	.37E	.34	.38	.43
Net realized and unrealized
gain (loss)	58	.59	1.33	(1.30)	(.62)
Total from investment operations	91	.96	1.67	(.92)	(.19)
Distributions from net investment
income	(.39)	(.36)	(.34)	(.38)	(.49)
Distributions from net realized
gain	—	—	—	—	(.46)
Total distributions	(.39)	(.36)	(.34)	(.38)	(.95)
Net asset value, end of period	$16.56	$16.04	$15.44	$14.11	$15.41
Total ReturnA,B	5.77%	6.28%	12.04%	(6.04)%	(1.18)%
Ratios to Average Net AssetsD,F
Expenses before reductions	1.00%	.98%	.96%	.96%	.94%
Expenses net of fee waivers,
if any	1.00%	.98%	.96%	.96%	.94%
Expenses net of all reductions	96%	.97%	.95%	.94%	.93%
Net investment income (loss)	2.05%	2.35%	2.33%	2.65%	2.77%
Supplemental Data
Net assets, end of period
(in millions)	$169	$149	$131	$120	$105
Portfolio turnover rate	145%	68%	96%	106%	98%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central funds.
E Investment income per share reflects a special dividend which amounted to $.03 per share.
F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

56

Financial Highlights Class T

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$16.12	$15.50	$14.17	$15.47	$16.58
Income from Investment
Operations
Net investment income (loss)C	29	.33E	.30	.35	.39
Net realized and unrealized
gain (loss)	58	.60	1.33	(1.31)	(.61)
Total from investment operations	87	.93	1.63	(.96)	(.22)
Distributions from net investment
income	(.35)	(.31)	(.30)	(.34)	(.43)
Distributions from net realized
gain	—	—	—	—	(.46)
Total distributions	(.35)	(.31)	(.30)	(.34)	(.89)
Net asset value, end of period	$16.64	$16.12	$15.50	$14.17	$15.47
Total ReturnA,B	5.47%	6.05%	11.68%	(6.27)%	(1.37)%
Ratios to Average Net AssetsD,F
Expenses before reductions	1.24%	1.24%	1.22%	1.23%	1.20%
Expenses net of fee waivers,
if any	1.24%	1.24%	1.22%	1.23%	1.20%
Expenses net of all reductions	1.21%	1.23%	1.21%	1.20%	1.19%
Net investment income (loss)	1.81%	2.08%	2.06%	2.38%	2.51%
Supplemental Data
Net assets, end of period
(in millions)	$1,038	$1,278	$1,350	$1,319	$1,681
Portfolio turnover rate	145%	68%	96%	106%	98%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central funds.
E Investment income per share reflects a special dividend which amounted to $.03 per share.
F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

57 Annual Report

Financial Highlights Class B

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$15.98	$15.38	$14.06	$15.36	$16.47
Income from Investment
Operations
Net investment income (loss)C	19	.24E	.22	.26	.30
Net realized and unrealized
gain (loss)	59	.59	1.32	(1.30)	(.60)
Total from investment operations	78	.83	1.54	(1.04)	(.30)
Distributions from net investment
income	(.26)	(.23)	(.22)	(.26)	(.35)
Distributions from net realized
gain	—	—	—	—	(.46)
Total distributions	(.26)	(.23)	(.22)	(.26)	(.81)
Net asset value, end of period	$16.50	$15.98	$15.38	$14.06	$15.36
Total ReturnA,B	4.92%	5.43%	11.08%	(6.83)%	(1.89)%
Ratios to Average Net AssetsD,F
Expenses before reductions	1.85%	1.84%	1.79%	1.79%	1.75%
Expenses net of fee waivers,
if any	1.83%	1.80%	1.79%	1.79%	1.75%
Expenses net of all reductions	1.80%	1.80%	1.78%	1.77%	1.74%
Net investment income (loss)	1.21%	1.52%	1.49%	1.82%	1.96%
Supplemental Data
Net assets, end of period
(in millions)	$99	$122	$128	$107	$121
Portfolio turnover rate	145%	68%	96%	106%	98%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central funds.
E Investment income per share reflects a special dividend which amounted to $.03 per share.
F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

58

Financial Highlights Class C

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$15.98	$15.37	$14.05	$15.35	$16.47
Income from Investment
Operations
Net investment income (loss)C	20	.24E	.22	.26	.31
Net realized and unrealized
gain (loss)	58	.60	1.32	(1.30)	(.61)
Total from investment operations	78	.84	1.54	(1.04)	(.30)
Distributions from net investment
income	(.26)	(.23)	(.22)	(.26)	(.36)
Distributions from net realized
gain	—	—	—	—	(.46)
Total distributions	(.26)	(.23)	(.22)	(.26)	(.82)
Net asset value, end of period	$16.50	$15.98	$15.37	$14.05	$15.35
Total ReturnA,B	4.94%	5.50%	11.09%	(6.83)%	(1.89)%
Ratios to Average Net AssetsD,F
Expenses before reductions	1.81%	1.80%	1.78%	1.78%	1.72%
Expenses net of fee waivers,
if any	1.81%	1.80%	1.78%	1.78%	1.72%
Expenses net of all reductions	1.77%	1.80%	1.77%	1.76%	1.71%
Net investment income (loss)	1.24%	1.52%	1.51%	1.83%	1.98%
Supplemental Data
Net assets, end of period
(in millions)	$73	$79	$77	$61	$61
Portfolio turnover rate	145%	68%	96%	106%	98%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central funds.
E Investment income per share reflects a special dividend which amounted to $.03 per share.
F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

59 Annual Report

Financial Highlights Institutional Class

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$16.21	$15.59	$14.25	$15.55	$16.69
Income from Investment
Operations
Net investment income (loss)B	37	.41D	.38	.43	.48
Net realized and unrealized
gain (loss)	59	.60	1.34	(1.31)	(.63)
Total from investment operations	96	1.01	1.72	(.88)	(.15)
Distributions from net investment
income	(.43)	(.39)	(.38)	(.42)	(.53)
Distributions from net realized
gain	—	—	—	—	(.46)
Total distributions	(.43)	(.39)	(.38)	(.42)	(.99)
Net asset value, end of period	$16.74	$16.21	$15.59	$14.25	$15.55
Total ReturnA	6.04%	6.55%	12.31%	(5.73)%	(.92)%
Ratios to Average Net AssetsC,E
Expenses before reductions	75%	.74%	.70%	.69%	.67%
Expenses net of fee waivers,
if any	75%	.74%	.70%	.69%	.67%
Expenses net of all reductions	71%	.73%	.68%	.67%	.65%
Net investment income (loss)	2.30%	2.59%	2.59%	2.92%	3.04%
Supplemental Data
Net assets, end of period
(in millions)	$20	$28	$39	$55	$53
Portfolio turnover rate	145%	68%	96%	106%	98%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Amounts do not include the activity of the affiliated central funds.
D Investment income per share reflects a special dividend which amounted to $.03 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

60

Notes to Financial Statements

For the period ended November 30, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Balanced Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the com mon expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) and fixed income Central Investment Portfolios (CIPs), collectively referred to as Central Funds, which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund, which are also consistently followed by the Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open end mutual funds, including Central Funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

61 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)
1. Significant Accounting Policies continued
Security Valuation continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the trans action date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the fund’s investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Annual Report

62

1. Significant Accounting Policies continued

Investment Transactions and Income continued

Interest income and distributions from the Central Funds, are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non accrual status when the issuer resumes interest payments or when collectibil ity of interest is reasonable assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross section of other Fidelity funds, and are marked to market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to swap agreements, foreign currency transac tions, prior period premium and discount on debt securities, market discount, deferred trustees compensation, financing transactions, capital loss carryforwards and losses deferred due to wash sales.

63 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)
1. Significant Accounting Policies continued
Income Tax Information and Distributions to Shareholders continued

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$123,610
Unrealized depreciation	(37,053)
Net unrealized appreciation (depreciation)	86,557
Undistributed ordinary income	4,342
Undistributed long term capital gain	82,965

Cost for federal income tax purposes	$1,355,830
The tax character of distributions paid was as follows:
	November 30, 2005	November 30, 2004
Ordinary Income	$32,682	$33,276

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repur chase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When Issued Securities. The fund may purchase or sell securities on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when issued basis are identified as such in the fund’s Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when issued security. With respect to purchase commitments, the

Annual Report

64

2. Operating Policies continued
Delayed Delivery Transactions and When Issued Securities continued

fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underly ing securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit

65 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)
2. Operating Policies continued
Swap Agreements continued

risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying State ment of Operations as realized gains or losses, respectively.

Swaps are marked to market daily based on dealer supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund’s custodian in compliance with swap contracts. Risks may exceed amounts recognized on the State ment of Assets and Liabilities. These risks include changes in the returns of the underly ing instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund’s Schedule of Investments under the caption “Swap Agreements.”

Mortgage Dollar Rolls. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities (“mortgage dollar rolls”) or the purchase and simultaneous agreement to sell similar securities (“reverse mortgage dollar rolls”). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund’s right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $1,400,593 and $1,469,887, respectively.

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66

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .42% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$386	$—
Class T	25%	.25%	5,731	48
Class B	75%	.25%	1,105	829
Class C	75%	.25%	746	78
			$7,968	$955

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Class A	$47
Class T	46
Class B*	257
Class C*	8
$358

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

67 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$386.25
Class T	2,788.24
Class B	384.35
Class C	232.31
Institutional Class	65.25
	$3,855

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The fund may also invest in CIPs managed by FIMM or Fidelity Management & Research Company, Inc. (FMRC) each an affiliate of FMR. The Ultra Short Central Fund seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment grade debt securities.

The fund’s Schedule of Investments lists the CIP as an investment of the fund but does not include the underlying holdings of the CIP. Based on its investment objectives, the CIP may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the fund and may involve certain economic risks, including the risk that a counter party to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of the CIP and the fund.

Annual Report

68

4. Fees and Other Transactions with Affiliates continued
Affiliated Central Funds continued

A complete unaudited list of holdings for each CIP, as of the fund’s report date, is avail able upon request or at advisor.fidelity.com. The reports are located just after the fund’s financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the CIP’s financial statements, which are not covered by this fund’s Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC’s website, www.sec.gov, or upon request.

The Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $44 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $37.

69 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser
Class B	1.80% - 1.85%*	$12
Class C	1.80% - 1.85%*	1
		$13
* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $488 for the period. In addition, through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $4. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$3
Class T	8
Class C	2
Institutional Class	1
$14

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

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70

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
		Years ended November 30,
		2005		2004
From net investment income
Class A		$3,700	$	3,166
Class T		25,229		26,196
Class B		1,821		1,875
Class C		1,227		1,173
Institutional Class		705		866
Total		$32,682	$	33,276

10. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2005	2004	2005	2004
Class A
Shares sold	3,989	3,108	$64,029	$48,852
Reinvestment of distributions	225	196	3,584	3,085
Shares redeemed	(3,240)	(2,516)	(52,178)	(39,763)
Net increase (decrease)	974	788	$15,435	$12,174
Class T
Shares sold	7,996	12,704	$129,078	$201,298
Reinvestment of distributions	1,498	1,571	24,043	24,886
Shares redeemed	(26,422)	(22,085)	(426,783)	(349,689)
Net increase (decrease)	(16,928)	(7,810)	$(273,662)	$(123,505)
Class B
Shares sold	879	1,330	$14,068	$20,937
Reinvestment of distributions	101	105	1,604	1,646
Shares redeemed	(2,612)	(2,106)	(41,805)	(33,071)
Net increase (decrease)	(1,632)	(671)	$(26,133)	$(10,488)
Class C
Shares sold	886	1,309	$14,193	$20,595
Reinvestment of distributions	66	63	1,049	989
Shares redeemed	(1,496)	(1,431)	(23,936)	(22,447)
Net increase (decrease)	(544)	(59)	$(8,694)	$(863)
Institutional Class
Shares sold	188	363	$3,044	$5,780
Reinvestment of distributions	43	53	689	851
Shares redeemed	(739)	(1,185)	(11,972)	(18,683)
Net increase (decrease)	(508)	(769)	$(8,239)	$(12,052)
71 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Balanced Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Balanced Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial state ments and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of November 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Balanced Fund as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial high lights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts January 17, 2006

Annual Report 72

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

73 Annual Report

Trustees and Officers - continued

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Balanced (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Opera tions and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

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74

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

75 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

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76

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineer ing of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corpora tion (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

77 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Commu nications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

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78

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Balanced. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Advisor Balanced. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005 present), Fidelity’s Fixed Income Funds (2005 present), certain Asset Allocation Funds (2005 present), and certain Balanced Funds (2005 present). Mr. Donovan also serves as Executive Vice President of FMR (2005 present) and FMRC (2005 present). Previously, Mr. Donovan served as Vice President and Director of Fidelity’s International Equity Trading group (1998 2005).

79 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation David L. Murphy (57)

Year of Election or Appointment: 2005

Vice President of Advisor Balanced. Mr. Murphy also serves as Vice President of Fidelity’s Money Market Funds (2002 present), certain Asset Allocation Funds (2003 present), Fidelity’s Investment Grade Bond Funds (2005 present), and Fidelity’s Balanced Funds (2005 present). He serves as Senior Vice President (2000 present) and Head (2004 present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003 present) and a Vice President of FMR (2000 present). Previously, Mr. Murphy served as Money Market Group Leader (2002 2004), Bond Group Leader (2000 2002), and Vice President of Fidelity’s Taxable Bond Funds (2000 2002) and Fidelity’s Municipal Bond Funds (2001 2002). Mr. Murphy joined Fidelity Invest ments in 1989 as a portfolio manager in the Bond Group.

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of Advisor Balanced. Mr. Silvia also serves as Vice Presi dent of Fidelity’s Bond Funds (2005 present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed Income Divi sion (2005 present). Previously, Mr. Silvia served as Director of Fidelity’s Taxable Bond portfolio managers (2002 2004) and a portfolio manager in the Bond Group (1997 2004).

Lawrence Rakers (42)

Year of Election or Appointment: 2005

Vice President of Advisor Balanced. Mr. Rakers also manages other Fidelity funds. Since joining Fidelity Investments in 1993, Mr. Rakers has worked as a research analyst and manager.

Ford E. O’Neil (43)

Year of Election or Appointment: 2001

Vice President of Advisor Balanced. Mr. O’Neil also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O’Neil worked as a research analyst and portfolio manager.

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80

Name, Age; Principal Occupation Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Balanced. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Man agement & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Balanced. Mr. Fross also serves as Assis tant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advisor Balanced. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Invest ments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Balanced. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Manage ment Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Balanced. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

81 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Balanced. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Balanced. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Balanced. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Balanced. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Balanced. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

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82

Name, Age; Principal Occupation John H. Costello (59)

Year of Election or Appointment: 1986

Assistant Treasurer of Advisor Balanced. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Balanced. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Balanced. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Balanced. Mr. Ryan also serves as Assis tant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Balanced. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

83 Annual Report

Distributions

The Board of Trustees of Advisor Balanced Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/19/05	12/16/05	$.084	$.920
Class T	12/19/05	12/16/05	$.072	$.920
Class B	12/19/05	12/16/05	$.048	$.920
Class C	12/19/05	12/16/05	$.050	$.920
	Pay Date	Record Date	Dividends	Capital Gains
Class A	1/9/06	1/6/06	$.00	$.075
Class T	1/9/06	1/6/06	$.00	$.075
Class B	1/9/06	1/6/06	$.00	$.075
Class C	1/9/06	1/6/06	$.00	$.075

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended November 30,2005, $84,815,000, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended November 30 2004, $0, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

A total of 7.29% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class A designates 56%, 47%, 49%, and 46%; Class T designates 60%, 54%, 55%, and 54%; Class B designates 79%, 84%, 72%, and 85%; and Class C designates 80%, 84%, 72%, and 85% of the dividends distributed in December, April, July and October, respectively during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Class A designates 63%, 56%, 58%, and 54%; Class T designates 68%, 64%, 65%, and 65%; Class B designates 80%, 99%, 84%, and 100%; and Class C designates 80%, 99%, 84%, and 100% of the dividends distributed in December, April, July and October, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

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84

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000
Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000

Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

85 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Balanced Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Annual Report

86

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the backgrounds of the fund’s portfolio managers and the fund’s investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

87 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a proprietary custom index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated. The fund’s propri etary custom index is an index developed by FMR that represents the fund’s general investment categories in both equity and bond securities.

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88

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the fourth quartile for the one year period, the second quartile for the three year period, and the third quartile for the five year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar

89 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

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90

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institu tional Class ranked below its competitive median for 2004, and the total expenses of Class T ranked equal to its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

91 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

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92

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

93 Annual Report

Investment Adviser
Fidelity Management &
Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
(U.K.) Limited
Fidelity Investments
Money Management, Inc.
General Distributor
Fidelity Distributions Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
JPMorgan Chase Bank
New York, NY

AIG UANN-0106 1.786673.102

Fidelity® Advisor Balanced Fund Institutional Class

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	10	A complete list of the fund’s investments
		with their market values.
Financial Statements	51	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	60	Notes to the financial statements.
Report of Independent	71
Registered Public
Accounting Firm
Trustees and Officers	72
Distributions	83
Proxy Voting Results	84
Board Approval of	85
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange
Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report 2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Past 10
	year	years	years
Institutional Class	6.04%	3.46%	6.24%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Balanced Fund Institutional Class on November 30, 1995. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor’s 500SM Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from Larry Rakers and Ford O’Neil, Co Portfolio Managers of Fidelity® Advisor Balanced Fund

The year ending November 30, 2005, was a tumultuous one for U.S. equity and fixed income markets. A number of major influences alternately pushed the markets higher and lower throughout the past year. Issues exerting downward pressure included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the strength of the economy, pushing the markets higher across the board. On the equity side, the Standard & Poor’s 500SM Index was up 8.44%, the NASDAQ Composite® Index rose 7.28% and the Dow Jones Industrial AverageSM advanced 6.07% . The overall investment grade bond market, as measured by the Lehman Brothers® Aggregate Bond Index, returned 2.40% .

During the past year, the fund’s Institutional Class shares returned 6.04%, compared with 6.09% for the Fidelity Balanced 60/40 Composite Index and 6.47% for the LipperSM Balanced Funds Average. While poor performance in the equity subportfolio during the period’s first half hampered overall results, both the equity and fixed income subportfolios outperformed their respective benchmarks in the final six months. After becoming co manager of the fund in June, I boosted its stock exposure and reduced its bond weighting, in the process bringing the weightings in a number of stock sectors closer to those of the S&P 500® . Investments in floating rate securities and securitized products, along with an overweighting in secu rities with longer maturities, aided the fixed income subportfolio versus its benchmark. Among equity holdings, stock picking added value in energy, industrials, health care and consumer staples. Energy services provider Halliburton was the best contributor, due in part to rising demand and better pricing. Personal products maker Gillette helped as well, as the company was bought on favorable terms. Conversely, the fund was hurt by overweight ings in the consumer discretionary and telecommunication services sectors. Satellite TV provider EchoStar Communications was the equity subportfolio’s largest detractor due to concerns about increasing competition. Another detractor was cardboard container maker Smurfit Stone Container, which suffered from weak demand for containerboard.

The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, the fund, as a shareholder in the underlying affiliated central funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central funds. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the fund, as a shareholder in the underlying affiliated central funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central funds. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7 Annual Report

Shareholder Expense Example continued

			Expenses Paid
			During Period*
	Beginning	Ending	June 1, 2005
	Account Value	Account Value	to November 30,
	June 1, 2005	November 30, 2005	2005
Class A
Actual	$1,000.00	$1,056.60	$5.26
HypotheticalA	$1,000.00	$1,019.95	$5.17
Class T
Actual	$1,000.00	$1,054.80	$6.44
HypotheticalA	$1,000.00	$1,018.80	$6.33
Class B
Actual	$1,000.00	$1,052.30	$9.52
HypotheticalA	$1,000.00	$1,015.79	$9.35
Class C
Actual	$1,000.00	$1,052.50	$9.36
HypotheticalA	$1,000.00	$1,015.94	$9.20
Institutional Class
Actual	$1,000.00	$1,057.90	$3.97
HypotheticalA	$1,000.00	$1,021.21	$3.90

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The fees and expenses of the underlying affiliated central funds in which the fund invests are not included in the fund’s annualized expense ratio.

Annualized
Expense Ratio
Class A	1.02%
Class T	1.25%
Class B	1.85%
Class C	1.82%
Institutional Class	77%

Annual Report

8

Investment Changes

Top Five Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
General Electric Co.	1.7	1.5
Halliburton Co.	1.3	0.0
American International Group, Inc.	1.2	1.3
National Oilwell Varco, Inc.	1.2	0.0
Citigroup, Inc.	1.1	0.0
	6.5
Top Five Bond Issuers as of November 30, 2005
(with maturities greater than one year)	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Fannie Mae	10.6	12.5
U.S. Treasury Obligations	4.3	8.3
Freddie Mac	1.4	1.6
CS First Boston Mortgage Securities Corp.	0.4	0.4
Government National Mortgage Association	0.4	0.5
	17.1
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	15.2	14.0
Information Technology	11.4	4.0
Energy	9.5	4.4
Industrials	9.2	4.5
Health Care	7.6	1.5

Percentages are adjusted for the effect of futures contracts and swap contracts, if applicable.
(dagger)Short term Investments and Net Other Assets are not included in the pie chart.
The information in the above table is based on the combined investments of the fund and its pro rata share of the investments of Fidelity’s fixed income central fund.
For an unaudited list of holdings for each fixed income central fund, visit advisor.fidelity.com.

9 Annual Report

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 68.7%

	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – 6.5%
Auto Components 0.2%
American Axle & Manufacturing Holdings, Inc.	86,500	$1,839
LKQ Corp. (a)	22,300	727
TRW Automotive Holdings Corp. (a)	8,700	219
		2,785
Diversified Consumer Services – 0.1%
Career Education Corp. (a)	26,100	974
Carriage Services, Inc. Class A (a)	56,600	294
Service Corp. International (SCI)	72,300	594
		1,862
Hotels, Restaurants & Leisure 1.2%
Applebee’s International, Inc.	30,100	690
Boyd Gaming Corp.	19,400	939
Brinker International, Inc.	27,100	1,075
Carnival Corp. unit	21,200	1,155
Gaylord Entertainment Co. (a)	16,400	709
Kerzner International Ltd. (a)	32,300	2,100
McDonald’s Corp.	110,900	3,754
Outback Steakhouse, Inc.	43,800	1,764
Royal Caribbean Cruises Ltd.	43,500	1,995
Six Flags, Inc. (a)	47,000	351
Starwood Hotels & Resorts Worldwide, Inc. unit	9,100	551
Station Casinos, Inc.	10,500	728
WMS Industries, Inc. (a)	42,100	1,045
		16,856
Household Durables – 1.2%
D.R. Horton, Inc.	65,900	2,335
Interface, Inc. Class A (a)	127,788	1,064
KB Home	82,900	5,784
Pulte Homes, Inc.	4,400	183
Ryland Group, Inc.	28,600	2,046
Sharp Corp.	70,000	1,084
Standard Pacific Corp.	37,600	1,417
Techtronic Industries Co. Ltd.	598,000	1,527
Toll Brothers, Inc. (a)	15,960	549
		15,989
Internet & Catalog Retail 0.1%
eBay, Inc. (a)	40,300	1,806

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – continued
Leisure Equipment & Products – 0.1%
Brunswick Corp.	31,400	$1,234
Media – 2.2%
ADVO, Inc.	16,300	445
Citadel Broadcasting Corp.	130,600	1,760
Clear Channel Communications, Inc.	43,900	1,429
E.W. Scripps Co. Class A	26,840	1,244
EchoStar Communications Corp. Class A	81,419	2,104
Lagardere S.C.A. (Reg.)	14,500	1,029
Lamar Advertising Co. Class A (a)	80,800	3,745
Liberty Global, Inc.:
Class A	53,000	1,182
Class C (a)	46,900	974
Liberty Media Corp. Class A (a)	199,100	1,529
McGraw Hill Companies, Inc.	21,800	1,156
News Corp. Class A	175,100	2,593
NTL, Inc. (a)	57,300	3,337
Omnicom Group, Inc.	16,550	1,399
Radio One, Inc. Class D (non-vtg.) (a)	49,100	543
Salem Communications Corp. Class A (a)	5,000	96
SES Global unit	35,939	568
The DIRECTV Group, Inc. (a)	68,500	904
TVN SA	91,890	1,967
Walt Disney Co.	113,400	2,827
		30,831
Multiline Retail – 0.4%
Dollar Tree Stores, Inc. (a)	20,400	468
Family Dollar Stores, Inc.	15,400	347
Federated Department Stores, Inc.	19,700	1,269
Fred’s, Inc. Class A	93,300	1,550
JCPenney Co., Inc.	29,500	1,548
Target Corp.	8,000	428
		5,610
Specialty Retail – 1.0%
Aeropostale, Inc. (a)	52,500	1,306
Best Buy Co., Inc.	20,250	977
Big 5 Sporting Goods Corp.	42,900	1,033
Circuit City Stores, Inc.	16,200	339
Edgars Consolidated Stores Ltd.	45,600	214
Foot Locker, Inc.	58,400	1,274

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – continued
Specialty Retail – continued
Home Depot, Inc.	68,600	$2,866
Linens ’N Things, Inc. (a)	25,100	643
OfficeMax, Inc.	20,300	592
Pacific Sunwear of California, Inc. (a)	63,700	1,686
Ross Stores, Inc.	28,300	778
Staples, Inc.	47,000	1,086
TJX Companies, Inc.	45,600	1,022
		13,816

TOTAL CONSUMER DISCRETIONARY		90,789

CONSUMER STAPLES 3.4%
Beverages – 0.2%
The Coca-Cola Co.	59,900	2,557
Food & Staples Retailing – 0.8%
CVS Corp.	95,200	2,572
Rite Aid Corp. (a)	47,000	173
Safeway, Inc.	84,900	1,974
Wal-Mart de Mexico SA de CV Series V	56,600	307
Wal-Mart Stores, Inc.	122,900	5,968
		10,994
Food Products 0.7%
Archer-Daniels Midland Co.	18,800	443
Bunge Ltd.	20,400	1,091
Corn Products International, Inc.	83,700	1,862
General Mills, Inc.	27,900	1,326
Global Bio-Chem Technology Group Co. Ltd.	1,226,000	530
Groupe Danone	9,000	926
Kellogg Co.	20,100	886
Nestle SA (Reg.)	3,162	938
The J.M. Smucker Co.	29,500	1,338
TreeHouse Foods, Inc. (a)	15,280	301
Tyson Foods, Inc. Class A	44,300	746
		10,387
Household Products – 0.5%
Colgate-Palmolive Co.	60,300	3,288
Procter & Gamble Co.	66,973	3,830
Spectrum Brands, Inc. (a)	6,000	108
		7,226

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER STAPLES – continued
Personal Products 0.2%
Alberto-Culver Co.	18,800	$817
Avon Products, Inc.	41,900	1,146
Playtex Products, Inc. (a)	6,000	84
		2,047
Tobacco 1.0%
Altria Group, Inc.	199,320	14,509

TOTAL CONSUMER STAPLES		47,720

ENERGY 8.5%
Energy Equipment & Services – 5.7%
BJ Services Co.	183,500	6,725
Bronco Drilling Co., Inc.	6,235	153
Grant Prideco, Inc. (a)	293,400	11,264
Grey Wolf, Inc. (a)	213,300	1,602
Halliburton Co.	290,200	18,471
Hanover Compressor Co. (a)	3,600	49
Nabors Industries Ltd. (a)	23,500	1,645
National Oilwell Varco, Inc. (a)	266,700	16,167
Patterson-UTI Energy, Inc.	3,800	119
Pride International, Inc. (a)	518,500	15,446
Smith International, Inc.	5,000	189
Union Drilling, Inc.	76,400	1,112
Weatherford International Ltd. (a)	92,700	6,444
		79,386
Oil, Gas & Consumable Fuels – 2.8%
Arch Coal, Inc.	8,400	647
Cabot Oil & Gas Corp.	24,800	1,047
Canadian Natural Resources Ltd.	22,400	1,015
Chesapeake Energy Corp.	87,300	2,527
CNX Gas Corp. (a)(f)	11,700	246
CONSOL Energy, Inc.	6,000	388
Double Hull Tankers, Inc.	41,800	535
El Paso Corp.	66,100	726
EnCana Corp.	55,900	2,481
Energy Partners Ltd. (a)	9,100	211
EOG Resources, Inc.	2,000	144
Goodrich Petroleum Corp. (a)	16,000	366
Holly Corp.	40,200	2,445

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
Houston Exploration Co. (a)	17,900	$978
KCS Energy, Inc. (a)	8,200	214
McMoRan Exploration Co. (a)(e)	41,100	744
OMI Corp.	41,900	813
Overseas Shipholding Group, Inc.	6,100	311
Penn Virginia Corp.	25,600	1,527
Petroleum Development Corp. (a)	18,300	618
Plains Exploration & Production Co. (a)	28,400	1,204
Quicksilver Resources, Inc. (a)	66,800	2,529
Range Resources Corp.	55,700	2,074
Southwestern Energy Co. (a)	44,600	1,520
Ultra Petroleum Corp. (a)	21,000	1,129
Valero Energy Corp.	132,100	12,708
		39,147

TOTAL ENERGY		118,533

FINANCIALS – 12.8%
Capital Markets 1.9%
Affiliated Managers Group, Inc. (a)	4,400	347
Ameriprise Financial, Inc.	11,220	472
Ameritrade Holding Corp. (a)	46,300	1,082
E*TRADE Financial Corp. (a)	183,100	3,574
Goldman Sachs Group, Inc.	30,700	3,959
Investors Financial Services Corp.	6,500	245
Janus Capital Group, Inc.	47,900	918
Lazard Ltd.:
unit	19,100	559
Class A	37,000	1,158
Lehman Brothers Holdings, Inc.	31,000	3,906
Merrill Lynch & Co., Inc.	85,200	5,659
Morgan Stanley	32,000	1,793
Nuveen Investments, Inc. Class A	26,300	1,090
Piper Jaffray Companies (a)	13,900	552
State Street Corp.	27,900	1,610
		26,924
Commercial Banks – 2.6%
Bank of America Corp.	344,900	15,827
Cathay General Bancorp	4,800	182
China Construction Bank Corp. (H Shares)	4,296,000	1,413

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – continued
Commercial Banks – continued
Mitsubishi UFJ Financial Group, Inc.	79	$999
SVB Financial Group (a)	29,800	1,433
UCBH Holdings, Inc.	128,800	2,272
Unicredito Italiano Spa	127,400	789
UnionBanCal Corp.	14,000	969
Wachovia Corp.	151,800	8,106
Wells Fargo & Co.	23,400	1,471
Wilshire Bancorp, Inc.	75,300	1,281
Wintrust Financial Corp.	21,100	1,185
		35,927
Consumer Finance – 0.5%
American Express Co.	38,600	1,985
Capital One Financial Corp.	19,400	1,611
MBNA Corp.	22,000	589
SLM Corp.	45,400	2,386
		6,571
Diversified Financial Services – 1.8%
Citigroup, Inc.	327,100	15,881
JPMorgan Chase & Co.	239,300	9,153
		25,034
Insurance – 3.4%
ACE Ltd.	93,300	5,178
AFLAC, Inc.	28,700	1,378
AMBAC Financial Group, Inc.	24,900	1,910
American International Group, Inc.	242,325	16,270
Aspen Insurance Holdings Ltd.	52,700	1,319
Axis Capital Holdings Ltd.	14,000	424
Endurance Specialty Holdings Ltd.	24,400	841
Hartford Financial Services Group, Inc.	39,900	3,486
Hilb Rogal & Hobbs Co.	18,800	733
IPC Holdings Ltd.	19,400	566
MBIA, Inc.	38,400	2,372
Montpelier Re Holdings Ltd.	51,900	1,019
PartnerRe Ltd.	33,600	2,294
Platinum Underwriters Holdings Ltd.	33,300	1,014
PXRE Group Ltd.	93,900	1,195
Scottish Re Group Ltd.	96,300	2,430
Specialty Underwriters’ Alliance, Inc.	54,600	353
T&D Holdings, Inc.	3,400	215

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – continued
Insurance – continued
The St. Paul Travelers Companies, Inc.	56,698	$2,638
Universal American Financial Corp. (a)	32,200	475
USI Holdings Corp. (a)	63,500	889
XL Capital Ltd. Class A	8,200	544
		47,543
Real Estate 0.8%
Alexandria Real Estate Equities, Inc.	2,400	202
Apartment Investment & Management Co. Class A	23,000	891
CBL & Associates Properties, Inc.	12,300	495
Digital Realty Trust, Inc.	18,400	414
Duke Realty Corp.	9,100	309
Education Realty Trust, Inc. (m)	18,725	210
Equity Lifestyle Properties, Inc.	4,100	190
Equity Office Properties Trust	22,500	702
Equity Residential (SBI)	41,600	1,696
General Growth Properties, Inc.	27,400	1,250
Highwoods Properties, Inc. (SBI)	8,900	257
Mitsui Fudosan Co. Ltd.	54,000	872
Pennsylvania (REIT) (SBI)	11,900	439
Reckson Associates Realty Corp.	15,000	551
Trizec Properties, Inc.	42,300	951
United Dominion Realty Trust, Inc. (SBI)	64,800	1,451
Vornado Realty Trust	12,000	1,024
		11,904
Thrifts & Mortgage Finance – 1.8%
Countrywide Financial Corp.	46,400	1,615
Doral Financial Corp.	105,900	1,070
Fannie Mae	89,800	4,315
Fidelity Bankshares, Inc.	25,800	805
First Niagara Financial Group, Inc.	16,200	235
Freddie Mac	109,400	6,832
Golden West Financial Corp., Delaware	11,200	726
Hudson City Bancorp, Inc.	87,800	1,046
KNBT Bancorp, Inc.	19,200	315
MGIC Investment Corp.	8,600	560
NetBank, Inc.	128,272	948
New York Community Bancorp, Inc.	15,500	258
NewAlliance Bancshares, Inc.	65,300	976
R&G Financial Corp. Class B	103,300	1,315

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – continued
Thrifts & Mortgage Finance – continued
Sovereign Bancorp, Inc.	115,700	$2,529
W Holding Co., Inc.	139,700	1,153
		24,698

TOTAL FINANCIALS		178,601

HEALTH CARE – 7.5%
Biotechnology – 0.8%
Alkermes, Inc. (a)	44,200	804
Biogen Idec, Inc. (a)	28,900	1,237
Cephalon, Inc. (a)	49,500	2,517
Charles River Laboratories International, Inc. (a)	33,200	1,513
Genentech, Inc. (a)	16,700	1,597
InterMune, Inc. (a)(e)	22,800	329
Invitrogen Corp. (a)	16,000	1,066
MedImmune, Inc. (a)	17,300	621
OSI Pharmaceuticals, Inc. (a)(e)	55,700	1,351
Serologicals Corp. (a)	41,700	837
		11,872
Health Care Equipment & Supplies – 2.1%
Baxter International, Inc.	112,700	4,383
Becton, Dickinson & Co.	29,900	1,741
C.R. Bard, Inc.	38,200	2,478
CONMED Corp. (a)	26,900	608
Cooper Companies, Inc.	44,000	2,411
Cytyc Corp. (a)	21,400	589
Dade Behring Holdings, Inc.	120,400	4,923
Fisher & Paykel Healthcare Corp.	87,796	234
Fisher Scientific International, Inc. (a)	21,600	1,393
Guidant Corp.	12,800	790
Inverness Medical Innovations, Inc. (a)	19,900	478
Kinetic Concepts, Inc. (a)	19,400	756
Medtronic, Inc.	17,800	989
St. Jude Medical, Inc. (a)	9,100	435
Synthes, Inc.	11,819	1,272
Thermo Electron Corp. (a)	61,600	1,900
Varian, Inc. (a)	35,200	1,477
Waters Corp. (a)	72,300	2,836
		29,693

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Health Care Providers & Services – 2.8%
Aetna, Inc.	18,900	$1,748
Cardinal Health, Inc.	77,300	4,943
Caremark Rx, Inc. (a)	26,000	1,336
Emdeon Corp. (a)	127,500	975
Health Net, Inc. (a)	59,500	3,036
Humana, Inc. (a)	37,500	1,719
IMS Health, Inc.	10,200	249
McKesson Corp.	47,900	2,409
Medco Health Solutions, Inc. (a)	32,100	1,722
Omnicare, Inc.	6,400	364
PacifiCare Health Systems, Inc. (a)	46,300	3,984
Psychiatric Solutions, Inc. (a)	10,000	564
Quest Diagnostics, Inc.	12,800	641
Sierra Health Services, Inc. (a)	9,400	735
Sunrise Senior Living, Inc. (a)	39,500	1,319
UnitedHealth Group, Inc.	175,930	10,531
WebMD Health Corp. Class A	2,700	72
WellPoint, Inc. (a)	38,900	2,989
		39,336
Pharmaceuticals – 1.8%
Atherogenics, Inc. (a)	68,700	1,030
Barr Pharmaceuticals, Inc. (a)	32,100	1,841
Cipla Ltd.	50,583	438
Connetics Corp. (a)	8,700	115
Johnson & Johnson	111,600	6,891
Novartis AG sponsored ADR	69,500	3,642
Pfizer, Inc.	104,950	2,225
Schering-Plough Corp.	57,700	1,115
Teva Pharmaceutical Industries Ltd. sponsored ADR	83,400	3,409
Wyeth	96,200	3,998
		24,704

TOTAL HEALTH CARE		105,605

INDUSTRIALS – 8.6%
Aerospace & Defense – 1.2%
EADS NV	54,700	2,027
Goodrich Corp.	10,500	404
Hexcel Corp. (a)	61,800	1,028
Honeywell International, Inc.	96,500	3,526

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Aerospace & Defense – continued
Lockheed Martin Corp.	21,700	$1,315
Meggitt PLC	137,000	793
Precision Castparts Corp.	54,300	2,769
Raytheon Co.	29,600	1,137
Rockwell Collins, Inc.	25,900	1,184
United Technologies Corp.	52,800	2,843
		17,026
Air Freight & Logistics – 0.3%
EGL, Inc. (a)	44,340	1,647
FedEx Corp.	10,800	1,054
Forward Air Corp.	2,100	81
UTI Worldwide, Inc.	12,900	1,255
		4,037
Airlines – 0.7%
ACE Aviation Holdings, Inc. Class A (a)	48,100	1,590
AirTran Holdings, Inc. (a)	304,800	4,578
Frontier Airlines, Inc. (a)	309,500	2,526
US Airways Group, Inc. (a)	19,900	668
		9,362
Building Products 0.2%
American Standard Companies, Inc.	16,900	644
Masco Corp.	63,400	1,887
		2,531
Commercial Services & Supplies – 0.4%
Cendant Corp.	126,800	2,253
Cintas Corp.	11,200	501
Corrections Corp. of America (a)	14,500	644
HNI Corp.	4,600	231
Kforce, Inc. (a)	42,500	527
PICO Holdings, Inc. (a)	1,700	57
The Brink’s Co.	19,100	882
		5,095
Construction & Engineering – 1.5%
Chicago Bridge & Iron Co. NV (NY Shares)	47,300	1,225
Fluor Corp.	101,900	7,551
Foster Wheeler Ltd. (a)	65,000	2,264
Granite Construction, Inc.	37,300	1,385
Infrasource Services, Inc. (a)	25,200	296

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Construction & Engineering – continued
McDermott International, Inc. (a)	20,300	$850
Perini Corp. (a)	77,500	1,996
Shaw Group, Inc. (a)	106,900	3,088
URS Corp. (a)	62,200	2,620
Washington Group International, Inc. (a)	7,000	362
		21,637
Electrical Equipment – 0.1%
A.O. Smith Corp.	18,400	667
ABB Ltd. sponsored ADR (a)	8,000	70
Cooper Industries Ltd. Class A	8,300	604
		1,341
Industrial Conglomerates – 2.4%
3M Co.	30,700	2,409
Carlisle Companies, Inc.	4,000	274
General Electric Co.	653,300	23,336
Smiths Group PLC	87,035	1,466
Tyco International Ltd.	206,300	5,884
		33,369
Machinery – 0.7%
Albany International Corp. Class A	17,000	648
Atlas Copco AB (B Shares)	60,600	1,084
Briggs & Stratton Corp.	23,900	865
Danaher Corp.	20,400	1,132
Deere & Co.	24,000	1,664
SPX Corp.	39,100	1,841
Timken Co.	55,700	1,726
Wabash National Corp	3,300	66
Watts Water Technologies, Inc. Class A	11,300	326
		9,352
Marine – 0.1%
Alexander & Baldwin, Inc.	32,200	1,611
Road & Rail 0.6%
Burlington Northern Santa Fe Corp.	40,600	2,687
Laidlaw International, Inc.	123,600	2,672
Norfolk Southern Corp.	76,400	3,380
		8,739
Trading Companies & Distributors – 0.4%
UAP Holding Corp.	54,300	1,031

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Trading Companies & Distributors – continued
United Rentals, Inc. (a)	8,700	$184
WESCO International, Inc. (a)	119,800	5,002
		6,217

TOTAL INDUSTRIALS		120,317

INFORMATION TECHNOLOGY – 11.1%
Communications Equipment – 0.9%
Andrew Corp. (a)	47,300	517
Avaya, Inc. (a)	85,300	1,017
Avocent Corp. (a)	29,600	868
Dycom Industries, Inc. (a)	136,800	2,795
Harris Corp. Del	34,300	1,529
Juniper Networks, Inc. (a)	30,100	677
MasTec, Inc. (a)	97,000	957
Motorola, Inc.	115,500	2,782
QUALCOMM, Inc.	35,300	1,605
		12,747
Computers & Peripherals – 1.0%
Dell, Inc. (a)	31,100	938
EMC Corp. (a)	89,200	1,243
Hewlett-Packard Co.	44,900	1,332
Maxtor Corp. (a)	554,600	2,252
McDATA Corp. Class A (a)	159,200	579
NCR Corp. (a)	36,000	1,222
Seagate Technology	215,300	4,073
UNOVA, Inc. (a)	8,300	233
Western Digital Corp. (a)	139,500	2,081
		13,953
Electronic Equipment & Instruments – 2.3%
Agilent Technologies, Inc. (a)	110,600	3,944
Avnet, Inc. (a)	64,900	1,460
Bell Microproducts, Inc. (a)	105,000	903
Benchmark Electronics, Inc. (a)	29,700	910
Celestica, Inc. (sub. vtg.) (a)	240,200	2,543
Flextronics International Ltd. (a)	543,000	5,604
Hon Hai Precision Industry Co. Ltd. (Foxconn) unit	180,405	1,813
Ibiden Co. Ltd.	8,000	430
Ingram Micro, Inc. Class A (a)	118,100	2,218

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Electronic Equipment & Instruments – continued
KEMET Corp. (a)	46,700	$374
Littelfuse, Inc. (a)	2,800	73
Mettler-Toledo International, Inc. (a)	22,100	1,261
Molex, Inc.	38,800	1,039
Solectron Corp. (a)	1,084,500	3,893
Symbol Technologies, Inc.	240,700	2,751
Tech Data Corp. (a)	23,300	916
Tektronix, Inc.	43,200	1,105
Vishay Intertechnology, Inc. (a)	85,100	1,092
		32,329
Internet Software & Services – 0.5%
Google, Inc. Class A (sub. vtg.) (a)	11,600	4,698
Openwave Systems, Inc. (a)	8,100	135
Yahoo!, Inc. (a)	66,800	2,687
		7,520
IT Services – 0.4%
Alliance Data Systems Corp. (a)	28,400	1,095
Ceridian Corp. (a)	89,200	2,141
First Data Corp.	34,700	1,501
Wright Express Corp.	24,700	602
		5,339
Office Electronics – 0.2%
Xerox Corp. (a)	203,800	2,894
Semiconductors & Semiconductor Equipment – 4.5%
Advanced Energy Industries, Inc. (a)	44,200	591
Agere Systems, Inc. (a)	363,900	4,796
AMIS Holdings, Inc. (a)	16,000	160
Amkor Technology, Inc. (a)	237,400	1,472
Analog Devices, Inc.	14,900	565
Applied Materials, Inc.	6,000	109
Asat Holdings Ltd. sponsored ADR (a)	145,200	89
ASM International NV (Nasdaq) (a)	39,400	576
ASML Holding NV (NY Shares) (a)	126,200	2,418
ATI Technologies, Inc. (a)	31,900	520
ATMI, Inc. (a)	164,000	4,692
Axcelis Technologies, Inc. (a)	319,600	1,515
Cascade Microtech, Inc.	31,800	442
Credence Systems Corp. (a)	263,300	2,135
Cymer, Inc. (a)	53,600	2,049

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Semiconductors & Semiconductor Equipment – continued
Cypress Semiconductor Corp. (a)	26,000	$390
DSP Group, Inc. (a)	28,100	731
Fairchild Semiconductor International, Inc. (a)	188,200	3,263
FormFactor, Inc. (a)	51,800	1,454
Freescale Semiconductor, Inc.:
Class A (a)	176,980	4,557
Class B (a)	436,560	11,263
Integrated Device Technology, Inc. (a)	33,000	395
Intel Corp.	18,200	486
Intersil Corp. Class A	118,200	3,032
Linear Technology Corp.	16,100	601
LTX Corp. (a)	324,500	1,441
Maxim Integrated Products, Inc.	6,500	238
Microchip Technology, Inc.	25,900	864
National Semiconductor Corp.	186,600	4,829
ON Semiconductor Corp. (a)	118,800	689
Samsung Electronics Co. Ltd.	5,330	3,072
Silicon Laboratories, Inc. (a)	44,300	1,721
Teradyne, Inc. (a)	78,700	1,151
		62,306
Software 1.3%
Activision, Inc. (a)	46,900	624
BEA Systems, Inc. (a)	224,400	1,968
Citrix Systems, Inc. (a)	20,600	559
Cognos, Inc. (a)	47,000	1,571
FileNET Corp. (a)	27,500	741
Hyperion Solutions Corp. (a)	22,100	1,170
JDA Software Group, Inc. (a)	26,776	402
Macrovision Corp. (a)	75,800	1,178
McAfee, Inc. (a)	8,200	228
Microsoft Corp.	291,200	8,069
Oracle Corp. (a)	24,800	312
Symantec Corp. (a)	57,892	1,023
Take-Two Interactive Software, Inc. (a)	43,300	790
TIBCO Software, Inc. (a)	27,300	229
		18,864

TOTAL INFORMATION TECHNOLOGY		155,952

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

MATERIALS 4.6%
Chemicals – 1.9%
Air Products & Chemicals, Inc.	16,800	$994
Airgas, Inc.	69,700	2,168
Albemarle Corp.	51,900	1,910
Ashland, Inc.	65,000	3,624
Celanese Corp. Class A	102,700	1,777
Chemtura Corp.	273,100	3,291
Dow Chemical Co.	16,200	733
Georgia Gulf Corp.	36,800	1,025
Lyondell Chemical Co.	97,500	2,479
Monsanto Co.	39,300	2,880
Mosaic Co. (a)	191,300	2,590
NOVA Chemicals Corp.	35,600	1,343
Praxair, Inc.	29,000	1,508
Rhodia SA (a)(e)	378,500	714
Rhodia SA rights 12/7/05 (a)(e)	378,500	183
		27,219
Construction Materials 0.4%
Florida Rock Industries, Inc.	6,600	329
Martin Marietta Materials, Inc.	25,100	1,885
Rinker Group Ltd.	119,200	1,381
Texas Industries, Inc.	29,600	1,476
Vulcan Materials Co.	12,800	854
		5,925
Containers & Packaging – 0.7%
Ball Corp.	8,400	346
Crown Holdings, Inc. (a)	31,300	580
Owens Illinois, Inc. (a)	179,500	3,904
Packaging Corp. of America	19,100	443
Pactiv Corp. (a)	147,700	2,989
Smurfit-Stone Container Corp. (a)	114,517	1,451
		9,713
Metals & Mining – 1.5%
Agnico-Eagle Mines Ltd.	70,400	1,032
Alcan, Inc.	14,300	549
Alcoa, Inc.	173,700	4,761
Chaparral Steel Co. (a)	19,500	488
Companhia Vale do Rio Doce sponsored ADR (non-vtg.)	17,100	741
Compass Minerals International, Inc.	37,400	901
Falconbridge Ltd. (e)	78,444	2,350

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

MATERIALS – continued
Metals & Mining – continued
Goldcorp, Inc.	127,200	$2,584
Ivanhoe Mines Ltd. (a)	29,800	220
Meridian Gold, Inc. (a)	164,300	3,168
Newmont Mining Corp.	5,600	258
RTI International Metals, Inc. (a)	20,100	750
Stillwater Mining Co. (a)	102,000	1,090
Teck Cominco Ltd. Class B (sub. vtg.)	34,600	1,588
		20,480
Paper & Forest Products 0.1%
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	65,800	811

TOTAL MATERIALS		64,148

TELECOMMUNICATION SERVICES – 3.4%
Diversified Telecommunication Services – 1.9%
AT&T, Inc.	447,984	11,159
BellSouth Corp.	42,700	1,164
Covad Communications Group, Inc. (a)	1,363,788	1,064
Telewest Global, Inc. (a)	49,000	1,092
Verizon Communications, Inc.	368,100	11,772
		26,251
Wireless Telecommunication Services – 1.5%
American Tower Corp. Class A (a)	335,980	9,169
Crown Castle International Corp. (a)	96,100	2,633
MTN Group Ltd.	56,600	473
Nextel Partners, Inc. Class A (a)	96,600	2,560
NII Holdings, Inc. (a)	49,400	2,146
Partner Communications Co. Ltd. ADR	9,900	79
Sprint Nextel Corp.	170,499	4,269
Wireless Facilities, Inc. (a)	43,800	243
		21,572

TOTAL TELECOMMUNICATION SERVICES		47,823

UTILITIES – 2.3%
Electric Utilities – 0.6%
E.ON AG	10,400	987
Edison International	12,100	546
Entergy Corp.	17,600	1,232

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

UTILITIES – continued
Electric Utilities – continued
Exelon Corp.	66,300	$3,450
ITC Holdings Corp. (e)	11,800	326
PPL Corp.	38,200	1,123
		7,664
Independent Power Producers & Energy Traders – 1.2%
AES Corp. (a)	438,400	6,914
Dynegy, Inc. Class A (a)	2,100	10
NRG Energy, Inc. (a)	33,100	1,445
TXU Corp.	82,100	8,426
		16,795
Multi-Utilities – 0.5%
CMS Energy Corp. (a)	140,700	1,967
Dominion Resources, Inc.	29,500	2,241
MDU Resources Group, Inc.	2,100	69
NorthWestern Energy Corp.	3,800	118
PG&E Corp.	51,000	1,876
Public Service Enterprise Group, Inc.	18,300	1,148
		7,419

TOTAL UTILITIES		31,878

TOTAL COMMON STOCKS
(Cost $867,920)		961,366

Convertible Preferred Stocks 0.1%

CONSUMER DISCRETIONARY – 0.0%
Media – 0.0%
Interpublic Group of Companies, Inc. Series B, 5.25% (f)	200	183

FINANCIALS – 0.1%
Insurance – 0.1%
Platinum Underwriters Holdings Ltd. Series A, 6.00%	7,600	229
XL Capital Ltd. 6.50%	39,700	875
		1,104

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Convertible Preferred Stocks continued
	Shares	Value (Note 1)
		(000s)

TELECOMMUNICATION SERVICES – 0.0%
Diversified Telecommunication Services – 0.0%
Cincinnati Bell, Inc. Series B, 6.75%	8,700	$346
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $1,598)		1,633

Corporate Bonds 7.6%
	Principal
	Amount (000s)
Convertible Bonds 0.1%

ENERGY 0.1%
Oil, Gas & Consumable Fuels – 0.1%
McMoRan Exploration Co. 6% 7/2/08	$780	1,067
HEALTH CARE – 0.0%
Health Care Equipment & Supplies – 0.0%
Cyberonics, Inc. 3% 9/27/12 (f)	130	117
INFORMATION TECHNOLOGY – 0.0%
Computers & Peripherals – 0.0%
Maxtor Corp. 2.375% 8/15/12 (f)	270	224

TOTAL CONVERTIBLE BONDS		1,408
Nonconvertible Bonds – 7.5%

CONSUMER DISCRETIONARY – 1.0%
Auto Components 0.0%
Delco Remy International, Inc. 9.375% 4/15/12	295	111
Automobiles – 0.1%
Ford Motor Co.:
6.625% 10/1/28	215	143
7.45% 7/16/31	965	680
General Motors Corp. 8.375% 7/15/33	1,950	1,316
		2,139
Diversified Consumer Services – 0.0%
Carriage Services, Inc. 7.875% 1/15/15	200	204
Hotels, Restaurants & Leisure 0.1%
Carrols Corp. 9% 1/15/13 (f)	390	376
Mandalay Resort Group 6.5% 7/31/09	380	383
MGM MIRAGE 5.875% 2/27/14	460	436

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Investments continued

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued

CONSUMER DISCRETIONARY – continued
Hotels, Restaurants & Leisure continued
Six Flags, Inc.:
9.625% 6/1/14	$50	$49
9.75% 4/15/13	55	54
		1,298
Media – 0.6%
AOL Time Warner, Inc.:
6.875% 5/1/12	160	172
7.625% 4/15/31	500	567
Cablevision Systems Corp. 8.7163% 4/1/09 (j)	450	459
Charter Communications Operating LLC/Charter
Communications Operating Capital Corp. 8%
4/30/12 (f)	370	369
Cox Communications, Inc. 7.125% 10/1/12	510	543
CSC Holdings, Inc. 7.625% 4/1/11	408	407
Dex Media West LLC/Dex Media West Finance Co.
9.875% 8/15/13	215	239
Houghton Mifflin Co. 9.875% 2/1/13	675	714
Liberty Media Corp.:
5.7% 5/15/13	850	779
8.25% 2/1/30	800	760
News America Holdings, Inc. 7.75% 12/1/45	510	586
News America, Inc. 6.2% 12/15/34	990	974
Time Warner Entertainment Co. LP 8.375% 7/15/33	1,200	1,447
Time Warner, Inc. 6.625% 5/15/29	655	666
		8,682
Multiline Retail – 0.1%
The May Department Stores Co. 6.7% 7/15/34	790	818
Specialty Retail – 0.1%
Asbury Automotive Group, Inc. 8% 3/15/14	430	404
Sonic Automotive, Inc. 8.625% 8/15/13	475	452
		856
Textiles, Apparel & Luxury Goods – 0.0%
Levi Strauss & Co. 8.8044% 4/1/12 (j)	130	131

TOTAL CONSUMER DISCRETIONARY		14,239

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued

CONSUMER STAPLES 0.1%
Beverages – 0.0%
FBG Finance Ltd. 5.125% 6/15/15 (f)	$585	$567
Food Products 0.1%
Doane Pet Care Co. 10.625% 11/15/15 (f)	40	41
H.J. Heinz Co. 6.428% 12/1/08 (f)(j)	555	578
		619
Tobacco 0.0%
Altria Group, Inc. 7% 11/4/13	290	314

TOTAL CONSUMER STAPLES		1,500

ENERGY 0.9%
Energy Equipment & Services – 0.1%
Hornbeck Offshore Services, Inc. 6.125% 12/1/14	200	195
Petronas Capital Ltd. 7% 5/22/12 (f)	1,045	1,147
Seabulk International, Inc. 9.5% 8/15/13	430	483
		1,825
Oil, Gas & Consumable Fuels – 0.8%
Amerada Hess Corp. 6.65% 8/15/11	220	236
Chesapeake Energy Corp. 7.5% 6/15/14	220	231
Duke Capital LLC:
4.37% 3/1/09	100	97
6.75% 2/15/32	570	605
El Paso Corp. 7.875% 6/15/12	345	350
Empresa Nacional de Petroleo 6.75% 11/15/12 (f)	730	782
EnCana Holdings Finance Corp. 5.8% 5/1/14	385	401
Enterprise Products Operating LP 5.75% 3/1/35	500	452
Kinder Morgan Energy Partners LP:
5.125% 11/15/14	220	214
5.8% 3/15/35	500	467
Nexen, Inc. 5.875% 3/10/35	875	843
Pemex Project Funding Master Trust:
6.125% 8/15/08	2,000	2,040
6.625% 6/15/35 (f)	1,130	1,107
7.875% 2/1/09 (j)	1,200	1,284
The Coastal Corp.:
6.5% 5/15/06	135	135

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Investments continued

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
The Coastal Corp.: – continued
7.625% 9/1/08	$310	$312
7.75% 6/15/10	770	778
		10,334

TOTAL ENERGY		12,159

FINANCIALS – 2.2%
Capital Markets 0.4%
Goldman Sachs Group, Inc. 6.6% 1/15/12	2,345	2,507
Lazard Group LLC 7.125% 5/15/15	900	923
Merrill Lynch & Co., Inc. 4.25% 2/8/10	1,230	1,193
Morgan Stanley 6.6% 4/1/12	900	962
		5,585
Commercial Banks – 0.2%
Bank of America Corp. 7.4% 1/15/11	780	858
Korea Development Bank 3.875% 3/2/09	1,000	964
Wachovia Bank NA 4.875% 2/1/15	445	431
Wachovia Corp. 4.875% 2/15/14	120	117
		2,370
Consumer Finance – 0.3%
Capital One Bank 6.5% 6/13/13	750	789
Capital One Financial Corp. 5.5% 6/1/15	500	493
Ford Motor Credit Co. 7.375% 2/1/11	1,250	1,136
General Motors Acceptance Corp.:
6.75% 12/1/14	105	95
6.875% 9/15/11	95	86
6.875% 8/28/12	40	36
8% 11/1/31	45	44
Household International, Inc. 5.836% 2/15/08	850	862
MBNA America Bank NA 7.125% 11/15/12	200	222
MBNA Corp. 7.5% 3/15/12	325	365
		4,128
Diversified Financial Services – 0.3%
Alliance Capital Management LP 5.625% 8/15/06	1,020	1,025

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued

FINANCIALS – continued
Diversified Financial Services – continued
JPMorgan Chase Capital XVII 5.85% 8/1/35	$2,525	$2,405
Prime Property Funding, Inc. 5.125% 6/1/15 (f)	755	725
		4,155
Insurance – 0.1%
Axis Capital Holdings Ltd. 5.75% 12/1/14	1,000	993
Marsh & McLennan Companies, Inc. 5.75% 9/15/15	480	480
Principal Life Global Funding I 6.25% 2/15/12 (f)	490	520
		1,993
Real Estate 0.7%
Archstone Smith Operating Trust 5.25% 5/1/15	1,005	982
BRE Properties, Inc. 5.95% 3/15/07	1,500	1,508
CarrAmerica Realty Corp. 5.125% 9/1/11	1,250	1,215
Colonial Properties Trust 5.5% 10/1/15	1,100	1,062
Developers Diversified Realty Corp.:
5% 5/3/10	525	516
5.25% 4/15/11	305	301
EOP Operating LP:
4.65% 10/1/10	750	725
7% 7/15/11	1,250	1,334
Simon Property Group LP:
5.1% 6/15/15	705	676
5.625% 8/15/14	975	974
		9,293
Thrifts & Mortgage Finance – 0.2%
Countrywide Home Loans, Inc. 4% 3/22/11	715	672
Independence Community Bank Corp. 3.75% 4/1/14 (j)	750	716
Residential Capital Corp. 6.375% 6/30/10	885	892
Washington Mutual, Inc. 4.625% 4/1/14	1,000	933
		3,213

TOTAL FINANCIALS		30,737

HEALTH CARE – 0.1%
Health Care Providers & Services – 0.1%
DaVita, Inc. 7.25% 3/15/15	830	838

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Investments continued

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued

HEALTH CARE – continued
Health Care Providers & Services – continued
HCA, Inc. 6.375% 1/15/15	$300	$297
Psychiatric Solutions, Inc. 7.75% 7/15/15	115	119
		1,254

INDUSTRIALS – 0.6%
Aerospace & Defense – 0.1%
BAE Systems Holdings, Inc. 4.75% 8/15/10 (f)	655	641
Bombardier, Inc.:
6.3% 5/1/14 (f)	780	675
7.45% 5/1/34 (f)	260	217
		1,533
Airlines – 0.4%
American Airlines, Inc. pass thru trust certificates:
6.978% 10/1/12	138	139
7.024% 4/15/11	475	485
7.377% 5/23/19	322	251
7.379% 11/23/17	231	180
7.858% 4/1/13	705	734
Continental Airlines, Inc. 8% 12/15/05	1,320	1,320
Continental Airlines, Inc. pass thru trust certificates
6.795% 2/2/20	634	558
Delta Air Lines, Inc. equipment trust certificates 8.54%
1/2/07 (d)	35	18
Delta Air Lines, Inc. pass thru trust certificates:
7.299% 9/18/06	4	3
7.57% 11/18/10	555	543
7.711% 9/18/11	75	59
7.779% 1/2/12	22	17
10.06% 1/2/16 (d)	130	78
Northwest Airlines, Inc. 7.875% 3/15/08 (d)	1,375	516
		4,901
Commercial Services & Supplies – 0.0%
Allied Waste North America, Inc. 8.5% 12/1/08	398	417

See accompanying notes which are an integral part of the financial statements.

Annual Report

32

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued

INDUSTRIALS – continued
Industrial Conglomerates – 0.1%
Hutchison Whampoa International 03/13 Ltd. 6.5%
2/13/13 (f)	$280	$295
Hutchison Whampoa International 03/33 Ltd. 7.45%
11/24/33 (f)	510	578
		873
Machinery – 0.0%
Invensys PLC 9.875% 3/15/11 (f)	355	347
Marine – 0.0%
American Commercial Lines LLC/ACL Finance Corp.
9.5% 2/15/15	276	297

TOTAL INDUSTRIALS		8,368

INFORMATION TECHNOLOGY – 0.3%
Communications Equipment – 0.0%
L-3 Communications Corp. 6.125% 1/15/14	425	414
IT Services – 0.0%
SunGard Data Systems, Inc.:
8.5248% 8/15/13 (f)(j)	110	114
9.125% 8/15/13 (f)	190	195
10.25% 8/15/15 (f)	290	291
		600
Office Electronics – 0.1%
Xerox Capital Trust I 8% 2/1/27	710	730
Xerox Corp. 7.125% 6/15/10	405	423
		1,153
Semiconductors & Semiconductor Equipment – 0.2%
Amkor Technology, Inc. 9.25% 2/15/08	70	67
Chartered Semiconductor Manufacturing Ltd. 6.375%
8/3/15	985	971
Freescale Semiconductor, Inc.:
6.9% 7/15/09 (j)	350	357
7.125% 7/15/14	360	379
Semiconductor Note Participation Trust 0% 8/4/11 (f)	480	480
		2,254

TOTAL INFORMATION TECHNOLOGY		4,421

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Investments continued

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued

MATERIALS 0.3%
Chemicals – 0.1%
BCP Crystal U.S. Holdings Corp. 9.625% 6/15/14	$332	$369
Lyondell Chemical Co. 9.5% 12/15/08	825	866
		1,235
Construction Materials 0.0%
RMCC Acquisition Co. 9.5% 11/1/12 (f)	455	457
Containers & Packaging – 0.1%
Owens-Brockway Glass Container, Inc.:
7.75% 5/15/11	240	248
8.75% 11/15/12	340	365
Owens Illinois, Inc. 8.1% 5/15/07	250	255
		868
Metals & Mining – 0.0%
Newmont Mining Corp. 5.875% 4/1/35	590	568
Paper & Forest Products 0.1%
Georgia-Pacific Corp. 9.5% 12/1/11	560	596

TOTAL MATERIALS		3,724

TELECOMMUNICATION SERVICES – 0.9%
Diversified Telecommunication Services – 0.8%
AT&T Broadband Corp. 8.375% 3/15/13	500	577
BellSouth Capital Funding Corp. 7.875% 2/15/30	580	692
BellSouth Corp. 5.2% 9/15/14	285	281
British Telecommunications PLC 8.875% 12/15/30	1,250	1,650
Koninklijke KPN NV yankee 8% 10/1/10	450	500
Qwest Corp.:
7.12% 6/15/13 (f)(j)	710	760
8.875% 3/15/12	365	410
SBC Communications, Inc.:
6.15% 9/15/34	750	740
6.45% 6/15/34	415	424
Sprint Capital Corp.:
6.875% 11/15/28	850	913
8.375% 3/15/12	670	775
Telecom Italia Capital:
4.95% 9/30/14	565	539
5.25% 11/15/13	1,300	1,274

See accompanying notes which are an integral part of the financial statements.

Annual Report

34

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued

TELECOMMUNICATION SERVICES – continued
Diversified Telecommunication Services – continued
Verizon Global Funding Corp.:
5.85% 9/15/35	$1,010	$957
7.75% 12/1/30	600	703
Verizon New York, Inc. 6.875% 4/1/12	225	234
		11,429
Wireless Telecommunication Services – 0.1%
America Movil SA de CV 4.125% 3/1/09	400	388
AT&T Wireless Services, Inc. 7.875% 3/1/11	255	286
Intelsat Ltd.:
6.5% 11/1/13	120	88
8.695% 1/15/12 (f)(j)	340	345
Rogers Communications, Inc.:
6.375% 3/1/14	595	591
6.995% 12/15/10 (j)	220	227
		1,925

TOTAL TELECOMMUNICATION SERVICES		13,354

UTILITIES – 1.1%
Electric Utilities – 0.5%
Cleveland Electric Illuminating Co. 5.65% 12/15/13	805	815
Exelon Corp.:
4.9% 6/15/15	1,070	1,014
5.625% 6/15/35	115	106
6.75% 5/1/11	560	594
FirstEnergy Corp. 6.45% 11/15/11	515	541
Niagara Mohawk Power Corp. 8.875% 5/15/07	650	686
Progress Energy, Inc. 7.1% 3/1/11	1,350	1,451
TXU Energy Co. LLC 7% 3/15/13	1,485	1,572
		6,779
Gas Utilities 0.2%
Sonat, Inc. 6.75% 10/1/07	115	115
Texas Eastern Transmission Corp. 7.3% 12/1/10	1,495	1,629
Transcontinental Gas Pipe Line Corp. 6.25% 1/15/08	485	492
		2,236

See accompanying notes which are an integral part of the financial statements.

35 Annual Report

Investments continued

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued

UTILITIES – continued
Independent Power Producers & Energy Traders – 0.2%
AES Corp.:
8.75% 5/15/13 (f)	$670	$727
9.5% 6/1/09	452	484
Constellation Energy Group, Inc. 7% 4/1/12	1,110	1,199
		2,410
Multi-Utilities – 0.2%
CMS Energy Corp.:
8.5% 4/15/11	500	537
8.9% 7/15/08	560	592
Dominion Resources, Inc.:
4.75% 12/15/10	770	750
5.95% 6/15/35	555	533
6.25% 6/30/12	930	972
		3,384

TOTAL UTILITIES		14,809

TOTAL NONCONVERTIBLE BONDS		104,565

TOTAL CORPORATE BONDS
(Cost $106,427)		105,973

U.S. Government and Government Agency Obligations 6.7%

U.S. Government Agency Obligations 1.7%
Fannie Mae:
3.25% 1/15/08	1,839	1,785
3.25% 8/15/08	560	540
3.25% 2/15/09	1,684	1,614
3.375% 12/15/08	190	183
6.25% 2/1/11	7,310	7,702
Freddie Mac:
4% 6/12/13	2,342	2,202
5.75% 1/15/12	2,360	2,471
5.875% 3/21/11	5,505	5,723
6.625% 9/15/09	2,160	2,299

See accompanying notes which are an integral part of the financial statements.

Annual Report

36

U.S. Government and Government Agency Obligations continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
U.S. Government Agency Obligations continued
Guaranteed Export Trust Certificates (assets of Trust
guaranteed by U.S. Government through Export-
Import Bank) Series 1994-A, 7.12% 4/15/06	$50	$51
Guaranteed Trade Trust Certificates (assets of Trust
guaranteed by U.S. Government through Export-
Import Bank) Series 1994-B, 7.5% 1/26/06	22	22

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		24,592
U.S. Treasury Inflation Protected Obligations 2.1%
U.S. Treasury Inflation-Indexed Bonds 2.375% 1/15/25	5,271	5,434
U.S. Treasury Inflation-Indexed Notes:
0.875% 4/15/10	5,245	4,985
2% 1/15/14	18,821	18,644

TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		29,063
U.S. Treasury Obligations – 2.9%
U.S. Treasury Bonds 6.25% 5/15/30	13,050	15,807
U.S. Treasury Notes:
2.75% 7/31/06	9,000	8,906
4.25% 8/15/13	7,626	7,496
4.75% 5/15/14	8,335	8,462

TOTAL U.S. TREASURY OBLIGATIONS		40,671

TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $95,734)		94,326

U.S. Government Agency Mortgage Securities 10.6%

Fannie Mae – 9.8%
3.477% 4/1/34 (j)	172	172
3.739% 1/1/35 (j)	116	115
3.752% 10/1/33 (j)	71	69
3.766% 12/1/34 (j)	96	95
3.788% 12/1/34 (j)	18	18
3.793% 6/1/34 (j)	358	346
3.819% 6/1/33 (j)	57	56
3.824% 1/1/35 (j)	77	76
3.847% 1/1/35 (j)	227	224

See accompanying notes which are an integral part of the financial statements.

37 Annual Report

Investments continued

U.S. Government Agency Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae continued
3.869% 1/1/35 (j)	$126	$125
3.889% 12/1/34 (j)	62	61
3.907% 10/1/34 (j)	90	89
3.952% 5/1/34 (j)	22	23
3.963% 1/1/35 (j)	97	96
3.968% 5/1/33 (j)	30	30
3.983% 12/1/34 (j)	514	512
3.984% 12/1/34 (j)	102	102
3.993% 1/1/35 (j)	56	56
3.996% 12/1/34 (j)	78	77
4% 12/1/20 (g)	2,000	1,896
4.01% 2/1/35 (j)	65	64
4.021% 12/1/34 (j)	57	56
4.028% 2/1/35 (j)	61	60
4.037% 1/1/35 (j)	43	43
4.044% 10/1/18 (j)	79	78
4.06% 1/1/35 (j)	60	60
4.064% 4/1/33 (j)	26	26
4.064% 12/1/34 (j)	149	148
4.087% 1/1/35 (j)	134	133
4.094% 2/1/35 (j)	42	41
4.098% 2/1/35 (j)	122	121
4.103% 2/1/35 (j)	43	43
4.109% 2/1/35 (j)	258	256
4.111% 1/1/35 (j)	140	138
4.124% 1/1/35 (j)	252	250
4.126% 11/1/34 (j)	123	122
4.129% 1/1/35 (j)	134	134
4.129% 2/1/35 (j)	158	158
4.144% 1/1/35 (j)	217	216
4.159% 2/1/35 (j)	145	144
4.168% 1/1/35 (j)	117	116
4.174% 1/1/35 (j)	276	274
4.182% 11/1/34 (j)	30	30
4.187% 1/1/35 (j)	155	152
4.204% 3/1/34 (j)	68	67
4.214% 10/1/34 (j)	207	207
4.25% 2/1/35 (j)	90	88
4.282% 2/1/35 (j)	58	57
4.287% 8/1/33 (j)	164	162
4.293% 7/1/34 (j)	63	63

See accompanying notes which are an integral part of the financial statements.

Annual Report

38

U.S. Government Agency Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae continued
4.298% 3/1/35 (j)	$86	$86
4.305% 5/1/35 (j)	118	116
4.307% 1/1/35 (j)	84	83
4.313% 3/1/33 (j)	45	44
4.318% 1/1/35 (j)	98	98
4.328% 12/1/34 (j)	43	42
4.348% 1/1/35 (j)	90	88
4.365% 4/1/35 (j)	42	41
4.367% 2/1/34 (j)	195	193
4.403% 2/1/35 (j)	132	130
4.41% 5/1/35 (j)	214	213
4.444% 4/1/34 (j)	123	122
4.445% 10/1/34 (j)	418	417
4.449% 3/1/35 (j)	116	114
4.48% 8/1/34 (j)	251	248
4.481% 1/1/35 (j)	125	125
4.496% 3/1/35 (j)	255	253
4.5% 12/1/20 (g)	2,450	2,368
4.5% 12/1/20 (g)	2,000	1,933
4.5% 12/1/20 (g)	10,000	9,666
4.5% 7/1/33 to 12/1/33	13,812	12,949
4.501% 5/1/35 (j)	85	84
4.521% 3/1/35 (j)	231	228
4.523% 8/1/34 (j)	153	153
4.545% 7/1/35 (j)	251	249
4.548% 2/1/35 (j)	538	538
4.56% 2/1/35 (j)	74	74
4.585% 2/1/35 (j)	764	754
4.589% 2/1/35 (j)	50	50
4.608% 2/1/35 (j)	250	248
4.648% 11/1/34 (j)	270	268
4.674% 11/1/34 (j)	294	292
4.702% 3/1/35 (j)	696	697
4.725% 3/1/35 (j)	128	127
4.732% 7/1/34 (j)	241	242
4.811% 12/1/34 (j)	206	206
4.819% 12/1/32 (j)	118	118
4.842% 12/1/34 (j)	82	81
5% 12/1/16 to 8/1/35	34,407	33,444
5% 12/1/20 (g)	398	392
5.112% 5/1/35 (j)	529	531

See accompanying notes which are an integral part of the financial statements.

39 Annual Report

Investments continued

U.S. Government Agency Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae continued
5.2% 6/1/35 (j)	$391	$394
5.5% 2/1/11 to 11/1/33	10,251	10,287
5.5% 12/1/35 (g)	32,551	32,053
6% 3/1/13 to 3/1/33	6,990	7,043
6.5% 4/1/11 to 9/1/32	9,339	9,602
7% 12/1/23 to 4/1/29	109	114
7.5% 6/1/25 to 4/1/29	1,780	1,873

TOTAL FANNIE MAE		137,216
Freddie Mac – 0.4%
4.056% 12/1/34 (j)	92	91
4.11% 12/1/34 (j)	114	112
4.187% 1/1/35 (j)	387	381
4.274% 3/1/35 (j)	124	123
4.299% 5/1/35 (j)	213	211
4.307% 12/1/34 (j)	130	128
4.363% 3/1/35 (j)	161	158
4.387% 2/1/35 (j)	247	245
4.39% 2/1/35 (j)	221	217
4.444% 3/1/35 (j)	119	117
4.448% 2/1/34 (j)	131	129
4.474% 6/1/35 (j)	180	178
4.489% 3/1/35 (j)	139	136
4.491% 3/1/35 (j)	700	689
4.559% 2/1/35 (j)	175	173
5.023% 4/1/35 (j)	664	662
5.292% 8/1/33 (j)	50	51
6% 5/1/33	1,035	1,045

TOTAL FREDDIE MAC		4,846
Government National Mortgage Association 0.4%
6.5% 10/15/27 to 7/15/34	1,480	1,542
7% 12/15/25 to 12/15/32	1,394	1,465
7.5% 2/15/23 to 9/15/28	2,012	2,130
8% 11/15/21 to 12/15/26	481	515

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		5,652

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE SECURITIES
(Cost $149,616)		147,714

See accompanying notes which are an integral part of the financial statements.

Annual Report

40

Asset Backed Securities 1.0%
	Principal	Value (Note 1)
	Amount (000s)	(000s)
ACE Securities Corp.:
Series 2004-HE1:
Class M1, 4.6913% 2/25/34 (j)	$200	$200
Class M2, 5.2913% 2/25/34 (j)	225	225
Series 2005-SD1 Class A1, 4.5913% 11/25/50 (j)	185	185
Aesop Funding II LLC Series 2005-1A Class A1, 3.95%
4/20/08 (f)	800	784
Ameriquest Mortgage Securities, Inc. Series 2004-R2:
Class M1, 4.6213% 4/25/34 (j)	115	115
Class M2, 4.6713% 4/25/34 (j)	100	100
Amortizing Residential Collateral Trust Series 2002-BC1
Class M2, 5.2913% 1/25/32 (j)	62	63
Argent Securities, Inc. Series 2004-W5 Class M1,
4.7913% 4/25/34 (j)	360	360
Asset Backed Securities Corp. Home Equity Loan Trust
Series 2004-HE2 Class M1, 4.7413% 4/25/34 (j)	560	562
Capital One Multi-Asset Execution Trust:
Series 2003-B4 Class B4, 4.92% 7/15/11 (j)	585	594
Series 2004-6 Class B, 4.15% 7/16/12	730	708
Cendant Timeshare Receivables Funding LLC Series
2005-1A Class A1, 4.67% 5/20/17 (f)	375	372
Citibank Credit Card Issuance Trust Series 2002-C1
Class C1, 5.2806% 2/9/09 (j)	1,250	1,261
Countrywide Home Loans, Inc.:
Series 2004-2 Class M1, 4.6913% 5/25/34 (j)	640	641
Series 2004-3 Class M1, 4.6913% 6/25/34 (j)	125	125
Series 2004-4:
Class A, 4.5613% 8/25/34 (j)	165	166
Class M1, 4.6713% 7/25/34 (j)	325	326
Class M2, 4.7213% 6/25/34 (j)	400	400
Series 2005-1:
Class MV1, 4.5913% 7/25/35 (j)	270	270
Class MV2, 4.6313% 7/25/35 (j)	320	320
Crown Castle Towers LLC/Crown Atlantic Holdings Sub
LLC/Crown Communication, Inc. Series 2005-1A:
Class B, 4.878% 6/15/35 (f)	460	447
Class C, 5.074% 6/15/35 (f)	417	406
Discover Card Master Trust I Series 2003-4 Class B1,
4.45% 5/16/11 (j)	770	774
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 4.7413% 3/25/34 (j)	25	25
Class M4, 5.0913% 3/25/34 (j)	25	25

See accompanying notes which are an integral part of the financial statements.

41 Annual Report

Investments continued

Asset Backed Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fremont Home Loan Trust:
Series 2004 A:
Class M1, 4.7413% 1/25/34 (j)	$425	$426
Class M2, 5.3413% 1/25/34 (j)	475	481
Series 2005 A:
Class M1, 4.6213% 1/25/35 (j)	150	150
Class M2, 4.6513% 1/25/35 (j)	200	200
Class M3, 4.6813% 1/25/35 (j)	100	100
Class M4, 4.8713% 1/25/35 (j)	75	76
GSAMP Trust Series 2004-FM2 Class M1, 4.6913%
1/25/34 (j)	250	250
HSBC Home Equity Loan Trust Series 2005-2:
Class M1, 4.6194% 1/20/35 (j)	204	204
Class M2, 4.6494% 1/20/35 (j)	151	151
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 4.6913% 7/25/34 (j)	200	200
Class M2, 4.7413% 7/25/34 (j)	25	25
Class M3, 5.1413% 7/25/34 (j)	75	75
Class M4, 5.2913% 7/25/34 (j)	50	50
Morgan Stanley ABS Capital I, Inc. Series 2003-NC5
Class M2, 6.1913% 4/25/33 (j)	250	252
Morgan Stanley Dean Witter Capital I Trust Series
2003-NC1 Class M1, 5.2413% 11/25/32 (j)	220	221
National Collegiate Student Loan Trust Series 2005-GT1
Class AIO, 6.75% 12/25/09 (l)	350	86
Park Place Securities, Inc. Series 2005-WCH1 Class M2,
4.7113% 1/25/35 (j)	350	350
Structured Asset Securities Corp. Series 2004-GEL1
Class A, 4.5513% 2/25/34 (j)	78	78
Volkswagen Auto Lease Trust Series 2005-A Class A4,
3.94% 10/20/10	1,415	1,392
TOTAL ASSET BACKED SECURITIES
(Cost $14,288)		14,221

Collateralized Mortgage Obligations 1.4%

Private Sponsor 1.0%
Adjustable Rate Mortgage Trust floater:
Series 2005-1 Class 5A2, 4.5213% 5/25/35 (j)	397	396
Series 2005-2 Class 6A2, 4.4713% 6/25/35 (j)	196	196
Series 2005-3 Class 8A2, 4.4313% 7/25/35 (j)	1,027	1,029
Bear Stearns Alt-A Trust floater Series 2005-1 Class A1,
4.4713% 1/25/35 (j)	734	735
See accompanying notes which are an integral part of the financial statements.

Annual Report

42

Collateralized Mortgage Obligations continued
		Principal	Value (Note 1)
		Amount (000s)	(000s)
Private Sponsor continued
CS First Boston Mortgage Securities Corp. floater
Series 2004-AR3 Class 6A2, 4.5613% 4/25/34 (j)		$153	$154
Impac CMB Trust floater Series 2005-1:
Class M1, 4.6513% 4/25/35 (j)		237	237
Class M2, 4.6913% 4/25/35 (j)		427	427
Lehman Structured Securities Corp. floater Series 2005-1
Class A2, 4.5813% 9/26/45 (f)(j)		801	801
Master Alternative Loan Trust Series 2004-3 Class 3A1,
6% 4/25/34		123	122
Merrill Lynch Mortgage Investors, Inc. floater Series
2005-B Class A2, 4.79% 7/25/30 (j)		785	784
Opteum Mortgage Acceptance Corp. floater Series
2005-3 Class APT, 4.4813% 7/25/35 (j)		495	495
Residential Asset Mortgage Products, Inc. sequential pay
Series 2004-SL2 Class A1, 6.5% 10/25/16		108	110
Sequoia Mortgage Trust floater:
Series 2005-1 Class A2, 4.1% 2/20/35 (j)		537	534
Series 2005-2 Class A2, 4.29% 3/20/35 (j)		629	629
Structured Adjustable Rate Mortgage Loan Trust floater
Series 2001-14 Class A1, 4.5013% 7/25/35 (j)		1,587	1,585
Thornburg Mortgage Securities Trust floater Series
2005-3 Class A4, 4.4613% 10/25/35 (j)		786	786
WAMU Mortgage pass thru certificates floater Series
2005-AR13 Class A1C1, 4.3813% 10/25/45 (j)		831	831
Wells Fargo Mortgage Backed Securities Trust:
Series 2005-AR10 Class 2A2, 4.1103% 6/25/35 (j)	.	1,137	1,115
Series 2005-AR12 Class 2A6, 4.3214% 7/25/35 (j)	.	1,222	1,194
Series 2005-AR4 Class 2A2, 4.5357% 4/25/35 (j)		942	922
Series 2005-AR9 Class 2A1, 4.3621% 5/25/35 (j)		507	500

TOTAL PRIVATE SPONSOR			13,582
U.S. Government Agency 0.4%
Fannie Mae guaranteed REMIC pass thru certificates
planned amortization class Series 2004-81:
Class KC, 4.5% 4/25/17		1,795	1,744
Class KD, 4.5% 7/25/18		785	751

See accompanying notes which are an integral part of the financial statements.

43 Annual Report

Investments continued

Collateralized Mortgage Obligations continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
U.S. Government Agency continued
Freddie Mac Multi-class participation certificates
guaranteed planned amortization class:
Series 2773 Class ED, 4.5% 8/15/17	$2,595	$2,505
Series 2885 Class PC, 4.5% 3/15/18	765	743

TOTAL U.S. GOVERNMENT AGENCY		5,743

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $19,595)		19,325

Commercial Mortgage Securities 1.7%

Bayview Commercial Asset Trust floater:
Series 2004-1:
Class A, 4.5513% 4/25/34 (f)(j)	545	545
Class B, 6.0913% 4/25/34 (f)(j)	78	79
Class M1, 4.7513% 4/25/34 (f)(j)	78	78
Class M2, 5.3913% 4/25/34 (f)(j)	78	79
Series 2004-3:
Class A1, 4.5613% 1/25/35 (f)(j)	551	551
Class A2, 4.6113% 1/25/35 (f)(j)	92	92
Class M1, 4.6913% 1/25/35 (f)(j)	92	92
Class M2, 5.1913% 1/25/35 (f)(j)	46	46
Berkeley Federal Bank & Trust FSB Series 1994-1
Class B, 3.5439% 8/1/24 (f)(j)	281	248
COMM:
floater Series 2002-FL7 Class D, 4.69%
11/15/14 (f)(j)	51	52
Series 2004-LBN2 Class X2, 1.0435%
3/10/39 (f)(j)(l)	1,490	52
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1999-C1 Class A2, 7.29% 9/15/41	1,250	1,331
Series 2000-C1 Class A2, 7.545% 4/15/62	1,000	1,084
Series 2004-C1 Class A3, 4.321% 1/15/37	475	456
Series 1997-C2 Class D, 7.27% 1/17/35	2,310	2,440
Series 2004-C1 Class ASP, 0.9371% 1/15/37 (f)(j)(l)	7,302	242
DLJ Commercial Mortgage Corp. sequential pay
Series 2000-CF1 Class A1B, 7.62% 6/10/33	3,500	3,821
Fannie Mae sequential pay Series 1999-10 Class MZ,
6.5% 9/17/38	1,201	1,238

See accompanying notes which are an integral part of the financial statements.

Annual Report

44

Commercial Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
GS Mortgage Securities Corp. II:
sequential pay:
Series 2001-LIBA Class A2, 6.615% 2/14/16 (f)	$630	$674
Series 2003-C1 Class A2A, 3.59% 1/10/40	720	702
Series 1998-GLII Class E, 6.9704% 4/13/31 (j)	635	659
J.P. Morgan Commercial Mortgage Finance Corp.
sequential pay Series 2000-C9 Class A2, 7.77%
10/15/32	1,440	1,564
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (f)	700	649
Class C, 4.13% 11/20/37 (f)	700	628
Morgan Stanley Capital I, Inc.:
sequential pay Series 2004-HQ3 Class A2, 4.05%
1/13/41	505	486
Series 2005-IQ9 Class X2, 1.0821% 7/15/56 (f)(j)(l)	5,945	279
Thirteen Affiliates of General Growth Properties, Inc.
sequential pay Series 1 Class A2, 6.602%
11/15/07 (f)	4,500	4,631
Wachovia Bank Commercial Mortgage Trust sequential
pay Series 2003-C6 Class A2, 4.498% 8/15/35	810	794
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $22,942)		23,592

Foreign Government and Government Agency Obligations 0.3%

Israeli State 4.625% 6/15/13	165	158
United Mexican States:
5.875% 1/15/14	140	144
6.375% 1/16/13	700	739
6.75% 9/27/34	1,475	1,582
7.5% 4/8/33	1,300	1,524
TOTAL FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $3,736)		4,147

Fixed Income Funds 3.7%
	Shares
Fidelity Ultra-Short Central Fund (b)
(Cost $52,000)	522,665	51,989

See accompanying notes which are an integral part of the financial statements.

45 Annual Report

Investments continued

Money Market Funds 1.3%
		Shares	Value (Note 1)
			(000s)
Fidelity Cash Central Fund, 4.08% (k)		13,826,441	$ 13,826
Fidelity Securities Lending Cash Central Fund, 4.09% (c)(k)		4,274,503	4,275

TOTAL MONEY MARKET FUNDS
(Cost $18,101)			18,101

TOTAL INVESTMENT PORTFOLIO 103.1%
(Cost $1,351,957)			1,442,387

NET OTHER ASSETS – (3.1)%			(43,612)

NET ASSETS 100%			$1,398,775

Swap Agreements
	Expiration	Notional	Value
	Date	Amount (000s)	(000s)

Credit Default Swaps
Receive quarterly a fixed rate of .4%
multiplied by the notional amount and pay
to Merrill Lynch, Inc., upon each default
event of one of the issues of Dow Jones
CDX N.A. Investment Grade 4, par value
of the proportional notional amount (i)	June 2010	$10,000	$(53)
Receive quarterly a fixed rate of .5%
multiplied by the notional amount and pay
to Merrill Lynch, Inc., upon each default
event of one of the issues of Dow Jones
CDX N.A. Investment Grade 3, par value
of the proportional notional amount (h)	March 2010	1,488	3
Receive quarterly a fixed rate of .65%
multiplied by the notional amount and pay
to Merrill Lynch, Inc., upon each default
event of one of the issues of Dow Jones
CDX N.A. Investment Grade 4, par value
of the proportional notional amount (i)	June 2015	7,500	(50)
Receive quarterly a fixed rate of .7%
multiplied by the notional amount and pay
to Deutsche Bank, upon each default event
of one of the issues of Dow Jones CDX
N.A. Investment Grade 3, par value of the
proportional notional amount (h)	March 2015	1,488	2

See accompanying notes which are an integral part of the financial statements.

Annual Report	46

Swap Agreements continued

	Expiration	Notional	Value
	Date	Amount (000s)	(000s)

Credit Default Swaps – continued
Receive quarterly notional amount multiplied
by .41% and pay Goldman Sachs upon
default event of Sempra Energy, par value
of the notional amount of Sempra Energy
7.95% 3/1/10	Sept. 2010	$500	$1
Receive quarterly notional amount multiplied
by .42% and pay Morgan Stanley, Inc.
upon default event of Sempra Energy, par
value of the notional amount of Sempra
Energy 6% 2/1/13	Sept. 2010	600	1

TOTAL CREDIT DEFAULT SWAPS		21,576	(96)
Interest Rate Swaps
Receive quarterly a fixed rate equal to
3.2955% and pay quarterly a floating rate
based on 3-month LIBOR with Morgan
Stanley, Inc.	Feb. 2006	11,000	(30)
Receive quarterly a fixed rate equal to
4.3875% and pay quarterly a floating rate
based on 3-month LIBOR with Credit Suisse
First Boston	March 2010	1,500	(26)
Receive quarterly a fixed rate equal to
4.774% and pay quarterly a floating rate
based on 3-month LIBOR with Credit Suisse
First Boston	March 2015	1,500	(21)

TOTAL INTEREST RATE SWAPS		14,000	(77)

See accompanying notes which are an integral part of the financial statements.

	47		Annual Report

Investments continued

Swap Agreements continued

	Expiration	Notional	Value
	Date	Amount (000s)	(000s)

Total Return Swaps
Receive monthly a return equal to Bank of
America Securities LLC AAA 10 Yr
Commercial Mortgage Backed Securities
Daily Index and pay monthly a floating
rate based on 1-month LIBOR minus 40
basis points with Bank of America	March 2006	$1,500	$3
Receive quarterly a return equal to Bank of
America Securities LLC AAA 10 Yr Com-
mercial Mortgage Backed Securities Daily
Index and pay quarterly a floating rate
based on 3-month LIBOR minus 30 basis
points with Bank of America	May 2006	1,500	(3)
Receive monthly a return equal to Lehman
Brothers CMBS AAA 8.5+ Index and pay
monthly a floating rate based on 1-month
LIBOR minus 25 basis points with Deutsche
Bank	April 2006	1,500	1
Receive monthly a return equal to Lehman
Brothers CMBS U.S. Aggregate Index and
pay monthly a floating rate based on
1-month LIBOR minus 15 basis points with
Citibank	April 2006	7,150	8
Receive monthly a return equal to Lehman
Brothers CMBS U.S. Aggregate Index and
pay monthly a floating rate based on
1-month LIBOR minus 20 basis points with
Lehman Brothers, Inc.	March 2006	2,850	2
Receive monthly a return equal to Lehman
Brothers Commercial Mortgage Backed
Securities AAA Daily Index and pay
monthly a floating rate based on 1-month
LIBOR minus 10 basis points with Citibank	March 2006	2,425	0
Receive monthly a return equal to Lehman
Brothers Commercial Mortgage Backed
Securities AAA Daily Index and pay
monthly a floating rate based on 1-month
LIBOR minus 25 basis points with Bank of
America	Dec. 2005	2,425	2

TOTAL TOTAL RETURN SWAPS		19,350	13

		$54,926	$(160)

See accompanying notes which are an integral part of the financial statements.

Annual Report	48

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. A complete unaudited list of
holdings for each fixed-income central
fund, as of the investing fund’s report
date, is available upon request or at
advisor.fidelity.com. The reports are
located just after the fund’s financial
statements and quarterly reports but are
not part of the financial statements or
quarterly reports. In addition, the
fixed-income central fund’s financial
statements, which are not covered by the
investing fund’s Report of Independent
Registered Public Accounting Firm, are
available on the EDGAR Database on
the SEC’s web site, www.sec.gov, or
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Non-income producing – Issuer is in
default.

(e) Security or a portion of the security is on
loan at period end.

(f) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $24,931,000 or
1.8% of net assets.

(g) Security or a portion of the security
purchased on a delayed delivery or
when-issued basis.

(h) Dow Jones CDX N.A. Investment Grade
3 is a tradable index of credit default
swaps on investment grade debt of U.S.
companies.

(i) Dow Jones CDX N.A. Investment Grade
4 is a tradable index of credit default
swaps on investment grade debt of U.S.
companies.

(j) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

(k) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(l) Security represents right to receive
monthly interest payments on an
underlying pool of mortgages. Principal
shown is the par amount of the
mortgage pool.

(m) Restricted securities – Investment in
securities not registered under the
Securities Act of 1933 (excluding 144A
issues). At the end of the period, the
value of restricted securities (excluding
144A issues) amounted to $210,000 or
0.0% of net assets.

Additional information on each holding is as follows:

	Acquisition	Acquisition
Security	Date	Cost (000s)
Education Realty
Trust, Inc.	9/29/05	$300

See accompanying notes which are an integral part of the financial statements.

49 Annual Report

Investments continued

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
(Amounts in thousands)
Fidelity Cash Central Fund	$2,492
Fidelity Securities Lending Cash Central Fund	37
Fidelity Ultra Short Central Fund	732
Total	$3,261

Additional information regarding the fund’s purchases and sales, including the ownership percentage, of the following fixed income Central Funds during the period is as follows:

	Value,	Purchases	Sales	Value,	% ownership,
Fund	beginning of		Proceeds	end of period	end of period
(Amounts in thousands)	period
Fidelity Ultra Short Central Fund	$—	$ 52,000	$—	$ 51,989.7%

Other Information

The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):

U.S.Government and
U.S.Government Agency
Obligations	18.1%
AAA,AA,A	6.6%
BBB	4.6%
BB	1.2%
B	0.5%
CCC,CC,C	0.3%
Not Rated	0.3%
Equities	68.8%
Short Term Investments and Net
Other Assets	(0.4)%
100.0%

We have used ratings from Moody’s® Investors Services, Inc. Where Moody’s ratings are not available, we have used S&P® ratings.

See accompanying notes which are an integral part of the financial statements.

Annual Report 50

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		November 30, 2005

Assets
Investment in securities, at value (including securities
loaned of $4,097) See accompanying schedule:
Unaffiliated issuers (cost $1,281,856)	$1,372,297
Affiliated Central Funds (cost $70,101)	70,090
Total Investments (cost $1,351,957)		$1,442,387
Cash		35
Receivable for investments sold		18,947
Receivable for fund shares sold		747
Dividends receivable		1,110
Interest receivable		3,704
Prepaid expenses		8
Other affiliated receivables		27
Other receivables		41
Total assets		1,467,006

Liabilities
Payable for investments purchased
Regular delivery	$7,043
Delayed delivery	48,151
Payable for fund shares redeemed	6,830
Swap agreements, at value	160
Accrued management fee	488
Distribution fees payable	609
Other affiliated payables	408
Other payables and accrued expenses	267
Collateral on securities loaned, at value	4,275
Total liabilities		68,231

Net Assets		$1,398,775
Net Assets consist of:
Paid in capital		$1,206,124
Undistributed net investment income		4,643
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		97,465
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		90,543
Net Assets		$1,398,775

See accompanying notes which are an integral part of the financial statements.

51 Annual Report

Financial Statements continued

Statement of Assets and Liabilities continued
Amounts in thousands (except per share amounts)	November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($169,497 ÷ 10,236 shares)	$16.56
Maximum offering price per share (100/94.25 of $16.56)	$17.57
Class T:
Net Asset Value and redemption price per share
($1,037,501 ÷ 62,333 shares)	$16.64
Maximum offering price per share (100/96.50 of $16.64)	$17.24
Class B:
Net Asset Value and offering price per share
($99,038 ÷ 6,003 shares)A	$16.50
Class C:
Net Asset Value and offering price per share
($72,712 ÷ 4,407 shares)A	$16.50
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($20,027 ÷ 1,197 shares)	$16.74

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 52

Statement of Operations
Amounts in thousands	Year ended November 30, 2005

Investment Income
Dividends		$15,381
Interest		26,914
Income from affiliated Central Funds		3,261
Total income		45,556

Expenses
Management fee	$6,372
Transfer agent fees	3,855
Distribution fees	7,968
Accounting and security lending fees	640
Independent trustees’ compensation	7
Appreciation in deferred trustee compensation account	3
Custodian fees and expenses	102
Registration fees	88
Audit	64
Legal	14
Miscellaneous	236
Total expenses before reductions	19,349
Expense reductions	(519)	18,830

Net investment income (loss)		26,726
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	115,983
Foreign currency transactions	(30)
Swap agreements	(307)
Total net realized gain (loss)		115,646
Change in net unrealized appreciation (depreciation) on:
Investment securities	(64,966)
Assets and liabilities in foreign currencies	(2)
Swap agreements	324
Total change in net unrealized appreciation
(depreciation)		(64,644)
Net gain (loss)		51,002
Net increase (decrease) in net assets resulting from
operations		$77,728

See accompanying notes which are an integral part of the financial statements.

53 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
		Year ended	Year ended
		November 30,	November 30,
Amounts in thousands		2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$26,726	$35,147
Net realized gain (loss)		115,646	43,479
Change in net unrealized appreciation (depreciation) .		(64,644)	20,191
Net increase (decrease) in net assets resulting
from operations		77,728	98,817
Distributions to shareholders from net investment income	.	(32,682)	(33,276)
Share transactions - net increase (decrease)		(301,293)	(134,734)
Total increase (decrease) in net assets		(256,247)	(69,193)

Net Assets
Beginning of period		1,655,022	1,724,215
End of period (including undistributed net investment
income of $4,643 and undistributed net investment
income of $11,313, respectively)		$1,398,775	$1,655,022

See accompanying notes which are an integral part of the financial statements.

Annual Report

54

Financial Highlights Class A

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$16.04	$15.44	$14.11	$15.41	$16.55
Income from Investment
Operations
Net investment income (loss)C	33	.37E	.34	.38	.43
Net realized and unrealized
gain (loss)	58	.59	1.33	(1.30)	(.62)
Total from investment operations	91	.96	1.67	(.92)	(.19)
Distributions from net investment
income	(.39)	(.36)	(.34)	(.38)	(.49)
Distributions from net realized
gain	—	—	—	—	(.46)
Total distributions	(.39)	(.36)	(.34)	(.38)	(.95)
Net asset value, end of period	$16.56	$16.04	$15.44	$14.11	$15.41
Total ReturnA,B	5.77%	6.28%	12.04%	(6.04)%	(1.18)%
Ratios to Average Net AssetsD,F
Expenses before reductions	1.00%	.98%	.96%	.96%	.94%
Expenses net of fee waivers,
if any	1.00%	.98%	.96%	.96%	.94%
Expenses net of all reductions	96%	.97%	.95%	.94%	.93%
Net investment income (loss)	2.05%	2.35%	2.33%	2.65%	2.77%
Supplemental Data
Net assets, end of period
(in millions)	$169	$149	$131	$120	$105
Portfolio turnover rate	145%	68%	96%	106%	98%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central funds.
E Investment income per share reflects a special dividend which amounted to $.03 per share.
F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

55 Annual Report

Financial Highlights Class T

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$16.12	$15.50	$14.17	$15.47	$16.58
Income from Investment
Operations
Net investment income (loss)C	29	.33E	.30	.35	.39
Net realized and unrealized
gain (loss)	58	.60	1.33	(1.31)	(.61)
Total from investment operations	87	.93	1.63	(.96)	(.22)
Distributions from net investment
income	(.35)	(.31)	(.30)	(.34)	(.43)
Distributions from net realized
gain	—	—	—	—	(.46)
Total distributions	(.35)	(.31)	(.30)	(.34)	(.89)
Net asset value, end of period	$16.64	$16.12	$15.50	$14.17	$15.47
Total ReturnA,B	5.47%	6.05%	11.68%	(6.27)%	(1.37)%
Ratios to Average Net AssetsD,F
Expenses before reductions	1.24%	1.24%	1.22%	1.23%	1.20%
Expenses net of fee waivers,
if any	1.24%	1.24%	1.22%	1.23%	1.20%
Expenses net of all reductions	1.21%	1.23%	1.21%	1.20%	1.19%
Net investment income (loss)	1.81%	2.08%	2.06%	2.38%	2.51%
Supplemental Data
Net assets, end of period
(in millions)	$1,038	$1,278	$1,350	$1,319	$1,681
Portfolio turnover rate	145%	68%	96%	106%	98%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central funds.
E Investment income per share reflects a special dividend which amounted to $.03 per share.
F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

56

Financial Highlights Class B

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$15.98	$15.38	$14.06	$15.36	$16.47
Income from Investment
Operations
Net investment income (loss)C	19	.24E	.22	.26	.30
Net realized and unrealized
gain (loss)	59	.59	1.32	(1.30)	(.60)
Total from investment operations	78	.83	1.54	(1.04)	(.30)
Distributions from net investment
income	(.26)	(.23)	(.22)	(.26)	(.35)
Distributions from net realized
gain	—	—	—	—	(.46)
Total distributions	(.26)	(.23)	(.22)	(.26)	(.81)
Net asset value, end of period	$16.50	$15.98	$15.38	$14.06	$15.36
Total ReturnA,B	4.92%	5.43%	11.08%	(6.83)%	(1.89)%
Ratios to Average Net AssetsD,F
Expenses before reductions	1.85%	1.84%	1.79%	1.79%	1.75%
Expenses net of fee waivers,
if any	1.83%	1.80%	1.79%	1.79%	1.75%
Expenses net of all reductions	1.80%	1.80%	1.78%	1.77%	1.74%
Net investment income (loss)	1.21%	1.52%	1.49%	1.82%	1.96%
Supplemental Data
Net assets, end of period
(in millions)	$99	$122	$128	$107	$121
Portfolio turnover rate	145%	68%	96%	106%	98%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central funds.
E Investment income per share reflects a special dividend which amounted to $.03 per share.
F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

57 Annual Report

Financial Highlights Class C

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$15.98	$15.37	$14.05	$15.35	$16.47
Income from Investment
Operations
Net investment income (loss)C	20	.24E	.22	.26	.31
Net realized and unrealized
gain (loss)	58	.60	1.32	(1.30)	(.61)
Total from investment operations	78	.84	1.54	(1.04)	(.30)
Distributions from net investment
income	(.26)	(.23)	(.22)	(.26)	(.36)
Distributions from net realized
gain	—	—	—	—	(.46)
Total distributions	(.26)	(.23)	(.22)	(.26)	(.82)
Net asset value, end of period	$16.50	$15.98	$15.37	$14.05	$15.35
Total ReturnA,B	4.94%	5.50%	11.09%	(6.83)%	(1.89)%
Ratios to Average Net AssetsD,F
Expenses before reductions	1.81%	1.80%	1.78%	1.78%	1.72%
Expenses net of fee waivers,
if any	1.81%	1.80%	1.78%	1.78%	1.72%
Expenses net of all reductions	1.77%	1.80%	1.77%	1.76%	1.71%
Net investment income (loss)	1.24%	1.52%	1.51%	1.83%	1.98%
Supplemental Data
Net assets, end of period
(in millions)	$73	$79	$77	$61	$61
Portfolio turnover rate	145%	68%	96%	106%	98%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central funds.
E Investment income per share reflects a special dividend which amounted to $.03 per share.
F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

58

Financial Highlights Institutional Class

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$16.21	$15.59	$14.25	$15.55	$16.69
Income from Investment
Operations
Net investment income (loss)B	37	.41D	.38	.43	.48
Net realized and unrealized
gain (loss)	59	.60	1.34	(1.31)	(.63)
Total from investment operations	96	1.01	1.72	(.88)	(.15)
Distributions from net investment
income	(.43)	(.39)	(.38)	(.42)	(.53)
Distributions from net realized
gain	—	—	—	—	(.46)
Total distributions	(.43)	(.39)	(.38)	(.42)	(.99)
Net asset value, end of period	$16.74	$16.21	$15.59	$14.25	$15.55
Total ReturnA	6.04%	6.55%	12.31%	(5.73)%	(.92)%
Ratios to Average Net AssetsC,E
Expenses before reductions	75%	.74%	.70%	.69%	.67%
Expenses net of fee waivers,
if any	75%	.74%	.70%	.69%	.67%
Expenses net of all reductions	71%	.73%	.68%	.67%	.65%
Net investment income (loss)	2.30%	2.59%	2.59%	2.92%	3.04%
Supplemental Data
Net assets, end of period
(in millions)	$20	$28	$39	$55	$53
Portfolio turnover rate	145%	68%	96%	106%	98%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Amounts do not include the activity of the affiliated central funds.
D Investment income per share reflects a special dividend which amounted to $.03 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

59 Annual Report

Notes to Financial Statements

For the period ended November 30, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Balanced Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the com mon expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) and fixed income Central Investment Portfolios (CIPs), collectively referred to as Central Funds, which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund, which are also consistently followed by the Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open end mutual funds, including Central Funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

60

1. Significant Accounting Policies continued
Security Valuation continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the trans action date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the fund’s investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions.

61 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

1. Significant Accounting Policies continued

Investment Transactions and Income continued

Interest income and distributions from the Central Funds, are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non accrual status when the issuer resumes interest payments or when collectibil ity of interest is reasonable assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross section of other Fidelity funds, and are marked to market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to swap agreements, foreign currency transac tions, prior period premium and discount on debt securities, market discount, deferred trustees compensation, financing transactions, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

62

1. Significant Accounting Policies continued
Income Tax Information and Distributions to Shareholders continued

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$123,610
Unrealized depreciation	(37,053)
Net unrealized appreciation (depreciation)	86,557
Undistributed ordinary income	4,342
Undistributed long term capital gain	82,965

Cost for federal income tax purposes	$1,355,830
The tax character of distributions paid was as follows:
	November 30, 2005	November 30, 2004
Ordinary Income	$32,682	$33,276

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repur chase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When Issued Securities. The fund may purchase or sell securities on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when issued basis are identified as such in the fund’s Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when issued security. With respect to purchase commitments, the

63 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)
2. Operating Policies continued
Delayed Delivery Transactions and When Issued Securities continued

fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underly ing securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit

Annual Report

64

2. Operating Policies continued

Swap Agreements continued

risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying State ment of Operations as realized gains or losses, respectively.

Swaps are marked to market daily based on dealer supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund’s custodian in compliance with swap contracts. Risks may exceed amounts recognized on the State ment of Assets and Liabilities. These risks include changes in the returns of the underly ing instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund’s Schedule of Investments under the caption “Swap Agreements.”

Mortgage Dollar Rolls. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities (“mortgage dollar rolls”) or the purchase and simultaneous agreement to sell similar securities (“reverse mortgage dollar rolls”). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund’s right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $1,400,593 and $1,469,887, respectively.

65 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .42% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$386	$—
Class T	25%	.25%	5,731	48
Class B	75%	.25%	1,105	829
Class C	75%	.25%	746	78
			$7,968	$955

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Class A	$47
Class T	46
Class B*	257
Class C*	8
$358

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

66

4. Fees and Other Transactions with Affiliates continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$386.25
Class T	2,788.24
Class B	384.35
Class C	232.31
Institutional Class	65.25
	$3,855

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The fund may also invest in CIPs managed by FIMM or Fidelity Management & Research Company, Inc. (FMRC) each an affiliate of FMR. The Ultra Short Central Fund seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment grade debt securities.

The fund’s Schedule of Investments lists the CIP as an investment of the fund but does not include the underlying holdings of the CIP. Based on its investment objectives, the CIP may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the fund and may involve certain economic risks, including the risk that a counter party to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of the CIP and the fund.

67 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)
4. Fees and Other Transactions with Affiliates continued
Affiliated Central Funds continued

A complete unaudited list of holdings for each CIP, as of the fund’s report date, is avail able upon request or at advisor.fidelity.com. The reports are located just after the fund’s financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the CIP’s financial statements, which are not covered by this fund’s Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC’s website, www.sec.gov, or upon request.

The Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $44 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $37.

Annual Report

68

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser
Class B	1.80% - 1.85%*	$12
Class C	1.80% - 1.85%*	1
		$13
* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $488 for the period. In addition, through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $4. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$3
Class T	8
Class C	2
Institutional Class	1
$14

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

69 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
		Years ended November 30,
		2005		2004
From net investment income
Class A		$3,700	$	3,166
Class T		25,229		26,196
Class B		1,821		1,875
Class C		1,227		1,173
Institutional Class		705		866
Total		$32,682	$	33,276

10. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2005	2004	2005	2004
Class A
Shares sold	3,989	3,108	$64,029	$48,852
Reinvestment of distributions	225	196	3,584	3,085
Shares redeemed	(3,240)	(2,516)	(52,178)	(39,763)
Net increase (decrease)	974	788	$15,435	$12,174
Class T
Shares sold	7,996	12,704	$129,078	$201,298
Reinvestment of distributions	1,498	1,571	24,043	24,886
Shares redeemed	(26,422)	(22,085)	(426,783)	(349,689)
Net increase (decrease)	(16,928)	(7,810)	$(273,662)	$(123,505)
Class B
Shares sold	879	1,330	$14,068	$20,937
Reinvestment of distributions	101	105	1,604	1,646
Shares redeemed	(2,612)	(2,106)	(41,805)	(33,071)
Net increase (decrease)	(1,632)	(671)	$(26,133)	$(10,488)
Class C
Shares sold	886	1,309	$14,193	$20,595
Reinvestment of distributions	66	63	1,049	989
Shares redeemed	(1,496)	(1,431)	(23,936)	(22,447)
Net increase (decrease)	(544)	(59)	$(8,694)	$(863)
Institutional Class
Shares sold	188	363	$3,044	$5,780
Reinvestment of distributions	43	53	689	851
Shares redeemed	(739)	(1,185)	(11,972)	(18,683)
Net increase (decrease)	(508)	(769)	$(8,239)	$(12,052)

Annual Report

70

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Balanced Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Balanced Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial state ments and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of November 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Balanced Fund as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial high lights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts January 17, 2006

71 Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

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72

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Balanced (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Opera tions and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

73 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

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74

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

75 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineer ing of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corpora tion (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

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76

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Commu nications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

77 Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Balanced. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Advisor Balanced. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005 present), Fidelity’s Fixed Income Funds (2005 present), certain Asset Allocation Funds (2005 present), and certain Balanced Funds (2005 present). Mr. Donovan also serves as Executive Vice President of FMR (2005 present) and FMRC (2005 present). Previously, Mr. Donovan served as Vice President and Director of Fidelity’s International Equity Trading group (1998 2005).

Annual Report

78

Name, Age; Principal Occupation David L. Murphy (57)

Year of Election or Appointment: 2005

Vice President of Advisor Balanced. Mr. Murphy also serves as Vice President of Fidelity’s Money Market Funds (2002 present), certain Asset Allocation Funds (2003 present), Fidelity’s Investment Grade Bond Funds (2005 present), and Fidelity’s Balanced Funds (2005 present). He serves as Senior Vice President (2000 present) and Head (2004 present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003 present) and a Vice President of FMR (2000 present). Previously, Mr. Murphy served as Money Market Group Leader (2002 2004), Bond Group Leader (2000 2002), and Vice President of Fidelity’s Taxable Bond Funds (2000 2002) and Fidelity’s Municipal Bond Funds (2001 2002). Mr. Murphy joined Fidelity Invest ments in 1989 as a portfolio manager in the Bond Group.

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of Advisor Balanced. Mr. Silvia also serves as Vice Presi dent of Fidelity’s Bond Funds (2005 present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed Income Divi sion (2005 present). Previously, Mr. Silvia served as Director of Fidelity’s Taxable Bond portfolio managers (2002 2004) and a portfolio manager in the Bond Group (1997 2004).

Lawrence Rakers (42)

Year of Election or Appointment: 2005

Vice President of Advisor Balanced. Mr. Rakers also manages other Fidelity funds. Since joining Fidelity Investments in 1993, Mr. Rakers has worked as a research analyst and manager.

Ford E. O’Neil (43)

Year of Election or Appointment: 2001

Vice President of Advisor Balanced. Mr. O’Neil also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O’Neil worked as a research analyst and portfolio manager.

79 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Balanced. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Man agement & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Balanced. Mr. Fross also serves as Assis tant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advisor Balanced. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Invest ments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Balanced. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Manage ment Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Balanced. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

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80

Name, Age; Principal Occupation John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Balanced. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Balanced. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Balanced. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Balanced. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Balanced. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

81 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation John H. Costello (59)

Year of Election or Appointment: 1986

Assistant Treasurer of Advisor Balanced. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Balanced. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Balanced. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Balanced. Mr. Ryan also serves as Assis tant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Balanced. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

Annual Report

82

Distributions

The Board of Trustees of Advisor Balanced Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/19/05	12/16/05	$.091	$.920
	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	1/9/06	1/6/06	$.00	$.075

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended November 30,2005, $84,815,000, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended November 30 2004, $0, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

A total of 7.29% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Institutional Class designates 43%, 42%, 44%, and 40% of the dividends distributed in December, April, July and October, respectively during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Institutional Class designates 59%, 50%, 52%, and 48% of the dividends distributed in December, April, July and October, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

83 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000
Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000

Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

Annual Report 84

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Balanced Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

85 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the backgrounds of the fund’s portfolio managers and the fund’s investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

Annual Report

86

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a proprietary custom index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated. The fund’s propri etary custom index is an index developed by FMR that represents the fund’s general investment categories in both equity and bond securities.

87 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the fourth quartile for the one year period, the second quartile for the three year period, and the third quartile for the five year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar

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88

Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

89 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institu tional Class ranked below its competitive median for 2004, and the total expenses of Class T ranked equal to its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

Annual Report

90

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

91 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

Annual Report

92

93 Annual Report

Annual Report

94

95 Annual Report

Investment Adviser
Fidelity Management &
Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
(U.K.) Limited
Fidelity Investments
Money Management, Inc.
General Distributor
Fidelity Distributions Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
JPMorgan Chase Bank
New York, NY

AIGI UANN-0106 1.786674.102

Fidelity® Advisor Dividend Growth Fund - Class A, Class T, Class B and Class C

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	18	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	27	Notes to the financial statements.
Report of Independent	35
Registered Public
Accounting Firm
Trustees and Officers	36
Distributions	46
Proxy Voting Results	47
Board Approval of	48
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distribu tions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimburse ment not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Life of
	year	years	fundA
Class A (incl. 5.75% sales charge)	0.11%	0.34%	2.25%
Class T (incl. 3.50% sales charge)	2.28%	0.08%	2.40%
Class B (incl. contingent deferred sales
charge)B	0.38%	0.32%	2.37%
Class C (incl. contingent deferred
sales charge)C	4.47%	0.12%	2.41%

A From December 28, 1998.
B Class B shares’ contingent deferred sales charges included in the past one year, past 5 year, and life of fund total return figures are 5%, 2%, and 0%, respectively.
C Class C shares’ contingent deferred sales charges included in the past one year, past 5 year, and life of fund total return figures are 1%, 0%, and 0%, respectively.

5 Annual Report

5

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Dividend Growth Fund Class T on December 28, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor’s 500SM Index performed over the same period.

Annual Report

6

Management’s Discussion of Fund Performance

Comments from Charles Mangum, Portfolio Manager of Fidelity® Advisor Dividend Growth Fund

Numerous events unfolded during the 12 month period ending November 30, 2005, that were major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index, the NASDAQ Composite® Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44%, the NASDAQ® rose 7.28% and the Dow advanced 6.07%, threatening to eclipse the 11,000 threshold for the first time since 2001.

Fidelity Advisor Dividend Growth Fund’s Class A, Class T, Class B and Class C shares gained 6.22%, 5.99%, 5.38% and 5.47%, respectively (excluding sales charges), for the 12 months ending November 30, 2005, lagging both the S&P 500 and the LipperSM Growth Funds Average, which advanced 9.91% . Unfavorable stock selection in banking, pharmaceu ticals and biotechnology, software and services, and technology hardware and equipment weighed on fund results, as did the fund’s underweighting in energy and utilities, the index’s two hottest sectors during the period. The two biggest detractors in absolute terms and relative to the index were Fannie Mae, the government sponsored enterprise that provides financing to home mortgage lenders, and pharmaceuticals giant Pfizer, both of which were large holdings in the fund. In the technology sector, security software maker Symantec and personal computer giant Dell also disappointed. While an underexposure to energy hurt overall performance, good security selection in that sector helped offset most of the downside. My choices among consumer related stocks also added value. Among the fund’s top contributors were such names as drug and health care supplies distributor Cardinal Health, oil driller Diamond Offshore Drilling and Hartford Financial Services Group.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class A
Actual	$1,000.00	$1,055.00	$5.98
HypotheticalA	$1,000.00	$1,019.25	$5.87
Class T
Actual	$1,000.00	$1,053.60	$6.74
HypotheticalA	$1,000.00	$1,018.50	$6.63
Class B
Actual	$1,000.00	$1,050.10	$10.07
HypotheticalA	$1,000.00	$1,015.24	$9.90

Annual Report	8

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class C
Actual	$1,000.00	$1,050.90	$9.77
HypotheticalA	$1,000.00	$1,015.54	$9.60
Institutional Class
Actual	$1,000.00	$1,056.20	$4.28
HypotheticalA	$1,000.00	$1,020.91	$4.20

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.16%
Class T	1.31%
Class B	1.96%
Class C	1.90%
Institutional Class	83%

9 Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Cardinal Health, Inc.	7.2	6.1
American International Group, Inc.	6.7	5.0
Microsoft Corp.	5.7	4.6
Home Depot, Inc.	5.6	5.0
AT&T, Inc.	4.7	0.0
Wyeth	4.5	4.0
Clear Channel Communications, Inc.	4.2	3.5
General Electric Co.	3.1	3.6
Bank of America Corp.	3.1	1.1
Johnson & Johnson	2.5	1.9
	47.3
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	22.8	22.1
Health Care	17.3	17.5
Information Technology	16.5	17.8
Consumer Discretionary	12.8	10.6
Industrials	7.7	7.5

Annual Report 10

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 96.0%

	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – 12.8%
Automobiles – 0.1%
Harley Davidson, Inc.	49,100	$2,645
Hotels, Restaurants & Leisure 0.6%
Carnival Corp. unit	95,500	5,204
McDonald’s Corp.	380,055	12,865
Royal Caribbean Cruises Ltd.	85,000	3,898
		21,967
Media – 5.9%
Clear Channel Communications, Inc.	4,803,200	156,392
Clear Channel Outdoor Holding, Inc. Class A	428,700	8,703
E.W. Scripps Co. Class A	68,200	3,161
News Corp. Class A	1,569,000	23,237
Omnicom Group, Inc.	314,700	26,611
		218,104
Specialty Retail – 6.2%
Home Depot, Inc.	5,018,795	209,685
TJX Companies, Inc.	1,028,300	23,044
		232,729

TOTAL CONSUMER DISCRETIONARY		475,445

CONSUMER STAPLES 7.4%
Beverages – 0.2%
PepsiCo, Inc.	147,535	8,734
Food & Staples Retailing – 5.1%
CVS Corp.	2,967,200	80,174
Safeway, Inc.	800,400	18,609
Wal-Mart Stores, Inc.	1,901,500	92,337
		191,120
Personal Products 0.5%
Alberto-Culver Co.	281,000	12,218
Avon Products, Inc.	149,600	4,092
		16,310
Tobacco 1.6%
Altria Group, Inc.	799,520	58,197

TOTAL CONSUMER STAPLES		274,361

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

ENERGY 4.4%
Energy Equipment & Services – 3.1%
Diamond Offshore Drilling, Inc.	495,700	$31,021
ENSCO International, Inc.	455,990	21,596
GlobalSantaFe Corp.	756,747	34,326
Transocean, Inc. (a)	471,600	30,107
		117,050
Oil, Gas & Consumable Fuels – 1.3%
ConocoPhillips	197,800	11,969
Exxon Mobil Corp.	612,400	35,538
		47,507

TOTAL ENERGY		164,557

FINANCIALS – 22.8%
Capital Markets 2.5%
Goldman Sachs Group, Inc.	210,200	27,107
Merrill Lynch & Co., Inc.	703,000	46,693
Morgan Stanley	218,870	12,263
Nuveen Investments, Inc. Class A	178,600	7,405
		93,468
Commercial Banks – 4.1%
Bank of America Corp.	2,494,440	114,470
Wachovia Corp.	693,071	37,010
Wells Fargo & Co.	20,600	1,295
		152,775
Consumer Finance – 0.1%
Capital One Financial Corp.	64,600	5,366
Diversified Financial Services – 1.6%
Citigroup, Inc.	1,254,786	60,920
Insurance – 12.6%
ACE Ltd.	730,300	40,532
AFLAC, Inc.	80,000	3,840
AMBAC Financial Group, Inc.	318,900	24,456
American International Group, Inc.	3,695,992	248,149
Hartford Financial Services Group, Inc.	883,400	77,183
MBIA, Inc.	322,900	19,949
MetLife, Inc.	508,200	26,142
Swiss Reinsurance Co. (Reg.)	132,799	9,807

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – continued
Insurance – continued
The Chubb Corp.	157,400	$15,243
Transatlantic Holdings, Inc.	35,800	2,504
		467,805
Thrifts & Mortgage Finance – 1.9%
Fannie Mae	1,088,480	52,301
MGIC Investment Corp.	286,030	18,621
		70,922

TOTAL FINANCIALS		851,256

HEALTH CARE – 17.3%
Health Care Providers & Services – 7.9%
Cardinal Health, Inc.	4,174,305	266,941
UnitedHealth Group, Inc.	460,000	27,536
		294,477
Pharmaceuticals – 9.4%
Johnson & Johnson	1,527,700	94,335
Pfizer, Inc.	4,159,600	88,184
Wyeth	4,004,100	166,410
		348,929

TOTAL HEALTH CARE		643,406

INDUSTRIALS – 7.7%
Aerospace & Defense – 0.9%
Honeywell International, Inc.	509,300	18,610
United Technologies Corp.	308,800	16,626
		35,236
Commercial Services & Supplies – 0.2%
ChoicePoint, Inc. (a)	132,033	5,708
Industrial Conglomerates – 6.0%
3M Co.	765,900	60,108
General Electric Co.	3,266,920	116,694
Tyco International Ltd.	1,633,000	46,573
		223,375
Machinery – 0.5%
Ingersoll-Rand Co. Ltd. Class A	489,500	19,399

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Marine – 0.0%
Alexander & Baldwin, Inc.	17,355	$868
Road & Rail 0.1%
Burlington Northern Santa Fe Corp.	32,400	2,144

TOTAL INDUSTRIALS		286,730

INFORMATION TECHNOLOGY – 16.5%
Communications Equipment – 3.0%
Cisco Systems, Inc. (a)	4,201,400	73,693
Comverse Technology, Inc. (a)	262,900	6,891
Motorola, Inc.	105,380	2,539
Nokia Corp. sponsored ADR	1,755,100	29,977
		113,100
Computers & Peripherals – 2.6%
Dell, Inc. (a)	1,347,200	40,632
EMC Corp. (a)	454,700	6,334
International Business Machines Corp.	551,600	49,037
		96,003
Electronic Equipment & Instruments – 0.1%
Flextronics International Ltd. (a)	436,300	4,503
IT Services – 0.1%
First Data Corp.	112,700	4,877
Semiconductors & Semiconductor Equipment – 3.2%
Analog Devices, Inc.	124,500	4,721
Applied Materials, Inc.	1,566,900	28,377
Intel Corp.	2,327,608	62,101
KLA Tencor Corp.	172,300	8,820
Lam Research Corp. (a)	242,300	9,096
Novellus Systems, Inc. (a)	155,200	3,829
		116,944
Software 7.5%
BEA Systems, Inc. (a)	1,070,348	9,387
Microsoft Corp.	7,701,423	213,406
Symantec Corp. (a)	3,098,720	54,754
		277,547

TOTAL INFORMATION TECHNOLOGY		612,974

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

MATERIALS 0.3%
Chemicals – 0.3%
Praxair, Inc.	225,400	$11,721
TELECOMMUNICATION SERVICES – 6.8%
Diversified Telecommunication Services – 6.5%
AT&T, Inc.	6,944,200	172,980
BellSouth Corp.	1,262,400	34,413
Qwest Communications International, Inc. (a)	5,808,700	30,438
Verizon Communications, Inc.	127,200	4,068
		241,899
Wireless Telecommunication Services – 0.3%
Sprint Nextel Corp.	525,844	13,167

TOTAL TELECOMMUNICATION SERVICES		255,066

TOTAL COMMON STOCKS
(Cost $3,351,683)		3,575,516

Convertible Bonds 0.3%
	Principal
	Amount (000s)

TELECOMMUNICATION SERVICES – 0.3%
Diversified Telecommunication Services – 0.3%
Qwest Communications International, Inc. 3.5%
11/15/25	$11,260	12,348
TOTAL CONVERTIBLE BONDS
(Cost $11,260)		12,348

U.S. Treasury Obligations 0.1%

U.S. Treasury Bills, yield at date of purchase 3.4% to
3.67% 12/8/05 to 1/12/06 (c)
(Cost $5,490)	5,500	5,491

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Money Market Funds 3.4%
		Shares	Value (Note 1)
			(000s)
Fidelity Cash Central Fund, 4.08% (b)
(Cost $125,147)		125,147,429	$125,147
TOTAL INVESTMENT PORTFOLIO 99.8%
(Cost $3,493,580)			3,718,502

NET OTHER ASSETS – 0.2%			5,494
NET ASSETS 100%			$3,723,996

Futures Contracts
	Expiration	Underlying	Unrealized
	Date	Face Amount	Appreciation/
		at Value (000s)	(Depreciation)
			(000s)
Purchased
Equity Index Contracts
331 S&P 500 Index Contracts	Dec. 2005	$ 103,529	$ 1,077

The face value of futures purchased as a percentage of net assets – 2.8%

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Security or a portion of the security was
pledged to cover margin requirements
for futures contracts. At the period end,
the value of securities pledged
amounted to $5,491,000.

See accompanying notes which are an integral part of the financial statements.

Annual Report 16

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
Fidelity Cash Central Fund	$6,276
Fidelity Securities Lending Cash Central Fund	97
Total	$6,373

Income Tax Information

At November 30, 2005, the fund had a capital loss carryforward of approximately $16,041,000 all of which will expire on November 30, 2010.

The fund intends to elect to defer to its fiscal year ending November 30, 2006 approximately $21,377,000 of losses recognized during the period November 1, 2005 to November 30, 2005.

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		November 30, 2005

Assets
Investment in securities, at value See accompanying
schedule:
Unaffiliated issuers (cost $3,368,433)	$3,593,355
Affiliated Central Funds (cost $125,147)	125,147
Total Investments (cost $3,493,580)		$3,718,502
Receivable for investments sold		20,070
Receivable for fund shares sold		1,831
Dividends receivable		8,126
Interest receivable		432
Prepaid expenses		26
Other receivables		56
Total assets		3,749,043

Liabilities
Payable for investments purchased	$10,477
Payable for fund shares redeemed	9,336
Accrued management fee	1,775
Distribution fees payable	1,412
Payable for daily variation on futures contracts	679
Other affiliated payables	861
Other payables and accrued expenses	507
Total liabilities		25,047

Net Assets		$3,723,996
Net Assets consist of:
Paid in capital		$3,532,773
Undistributed net investment income		22,601
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(57,379)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		226,001
Net Assets		$3,723,996

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Statement of Assets and Liabilities continued
Amounts in thousands (except per share amounts)	November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($472,881 ÷ 39,158 shares)	$12.08

Maximum offering price per share (100/94.25 of $12.08)	$12.82
Class T:
Net Asset Value and redemption price per share
($1,511,231 ÷ 125,944 shares)	$12.00

Maximum offering price per share (100/96.50 of $12.00)	$12.44
Class B:
Net Asset Value and offering price per share ($439,315
÷ 37,428 shares)A	$11.74

Class C:
Net Asset Value and offering price per share ($378,822
÷ 32,218 shares)A	$11.76

Institutional Class:
Net Asset Value, offering price and redemption price per
share ($921,747 ÷ 75,437 shares)	$12.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements continued

Statement of Operations
Amounts in thousands	Year ended November 30, 2005

Investment Income
Dividends		$79,790
Interest		341
Income from affiliated Central Funds		6,373
Total income		86,504

Expenses
Management fee	$27,296
Transfer agent fees	10,671
Distribution fees	23,000
Accounting and security lending fees	1,150
Independent trustees’ compensation	23
Custodian fees and expenses	88
Registration fees	137
Audit	67
Legal	19
Miscellaneous	499
Total expenses before reductions	62,950
Expense reductions	(694)	62,256

Net investment income (loss)		24,248
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	233,238
Foreign currency transactions	30
Futures contracts	1,904
Total net realized gain (loss)		235,172
Change in net unrealized appreciation (depreciation) on:
Investment securities	(17,947)
Assets and liabilities in foreign currencies	8
Futures contracts	352
Total change in net unrealized appreciation
(depreciation)		(17,587)
Net gain (loss)		217,585
Net increase (decrease) in net assets resulting from
operations		$241,833

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Statement of Changes in Net Assets
	Year ended	Year ended
	November 30,	November 30,
Amounts in thousands	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$24,248	$43,263
Net realized gain (loss)	235,172	25,700
Change in net unrealized appreciation (depreciation) .	(17,587)	265,760
Net increase (decrease) in net assets resulting
from operations	241,833	334,723
Distributions to shareholders from net investment income .	(41,821)	(15,213)
Share transactions - net increase (decrease)	(1,547,855)	715,368
Total increase (decrease) in net assets	(1,347,843)	1,034,878

Net Assets
Beginning of period	5,071,839	4,036,961
End of period (including undistributed net investment
income of $22,601 and undistributed net investment
income of $40,182, respectively)	$3,723,996	$5,071,839

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Highlights Class A
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 11.49	$ 10.67	$ 9.97	$ 11.58	$ 11.87
Income from Investment
Operations
Net investment income (loss)C	08	.13D	.06	.07F	.06
Net realized and unrealized
gain (loss)	63.75		.70	(1.65)F	(.35)
Total from investment operations	71.88		.76	(1.58)	(.29)
Distributions from net investment
income	(.12)	(.06)	(.06)	(.03)	—
Net asset value, end of period	$ 12.08	$ 11.49	$ 10.67	$ 9.97	$ 11.58
Total ReturnA,B	6.22%	8.27%	7.70%	(13.68)%	(2.44)%
Ratios to Average Net AssetsE
Expenses before reductions	1.15%	1.15%	1.14%	1.16%	1.13%
Expenses net of fee waivers, if
any	1.15%	1.15%	1.14%	1.16%	1.13%
Expenses net of all reductions	1.13%	1.14%	1.11%	1.11%	1.10%
Net investment income (loss)	68%	1.13%	.61%	.73%F	.50%
Supplemental Data
Net assets, end of period (in
millions)	$ 473	$ 469	$ 331	$ 220	$ 121
Portfolio turnover rate	32%	32%	41%	65%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.06 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Highlights Class T
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 11.42	$ 10.60	$ 9.91	$ 11.51	$ 11.83
Income from Investment
Operations
Net investment income (loss)C	06	.11D	.04	.05F	.03
Net realized and unrealized
gain (loss)	62.75		.69	(1.64)F	(.35)
Total from investment operations	68.86		.73	(1.59)	(.32)
Distributions from net investment
income	(.10)	(.04)	(.04)	(.01)	—
Net asset value, end of period	$ 12.00	$ 11.42	$ 10.60	$ 9.91	$ 11.51
Total ReturnA,B	5.99%	8.13%	7.42%	(13.83)%	(2.70)%
Ratios to Average Net AssetsE
Expenses before reductions	1.31%	1.33%	1.35%	1.36%	1.34%
Expenses net of fee waivers, if
any	1.31%	1.33%	1.35%	1.36%	1.34%
Expenses net of all reductions	1.29%	1.32%	1.32%	1.32%	1.31%
Net investment income (loss)	52%	.95%	.40%	.53%F	.29%
Supplemental Data
Net assets, end of period (in
millions)	$ 1,511	$ 2,673	$2,091	$ 1,467	$ 1,255
Portfolio turnover rate	32%	32%	41%	65%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.06 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights Class B
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 11.16	$ 10.39	$ 9.72	$ 11.35	$ 11.71
Income from Investment
Operations
Net investment income (loss)C .	(.01)	.04D	(.02)	—F,G	(.03)
Net realized and unrealized
gain (loss)	61.73		.69	(1.63)F	(.33)
Total from investment operations	60.77		.67	(1.63)	(.36)
Distributions from net investment
income	(.02)	—	—	—	—
Net asset value, end of period	$ 11.74	$ 11.16	$ 10.39	$ 9.72	$ 11.35
Total ReturnA,B	5.38%	7.41%	6.89%	(14.36)%	(3.07)%
Ratios to Average Net AssetsE
Expenses before reductions	1.95%	1.95%	1.92%	1.91%	1.88%
Expenses net of fee waivers, if
any	1.95%	1.95%	1.92%	1.91%	1.88%
Expenses net of all reductions .	1.94%	1.94%	1.90%	1.87%	1.85%
Net investment income (loss)	(.12)%	.33%	(.17)%	(.02)%F	(.25)%
Supplemental Data
Net assets, end of period (in
millions)	$ 439	$ 559	$ 538	$ 430	$ 427
Portfolio turnover rate	32%	32%	41%	65%	97%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.06 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights Class C
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 11.18	$ 10.40	$ 9.73	$ 11.35	$ 11.72
Income from Investment
Operations
Net investment income (loss)C	(.01)	.04D	(.01)	—F,G	(.02)
Net realized and unrealized
gain (loss)	62.74		.68	(1.62)F	(.35)
Total from investment operations	61.78		.67	(1.62)	(.37)
Distributions from net investment
income	(.03)	—	—	—	—
Net asset value, end of period	$ 11.76	$ 11.18	$ 10.40	$ 9.73	$ 11.35
Total ReturnA,B	5.47%	7.50%	6.89%	(14.27)%	(3.16)%
Ratios to Average Net AssetsE
Expenses before reductions	1.88%	1.88%	1.87%	1.87%	1.84%
Expenses net of fee waivers, if
any	1.88%	1.88%	1.87%	1.87%	1.84%
Expenses net of all reductions	1.87%	1.87%	1.84%	1.82%	1.81%
Net investment income (loss)	(.06)%	.40%	(.12)%	.02%F	(.21)%
Supplemental Data
Net assets, end of period (in
millions)	$ 379	$ 508	$ 460	$ 336	$ 290
Portfolio turnover rate	32%	32%	41%	65%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.06 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights Institutional Class
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 11.61	$ 10.78	$ 10.07	$ 11.70	$ 11.95
Income from Investment
Operations
Net investment income (loss)B	12	.17C	.10	.11E	.10
Net realized and unrealized
gain (loss)	64.75		.71	(1.67)E	(.35)
Total from investment operations	76.92		.81	(1.56)	(.25)
Distributions from net investment
income	(.15)	(.09)	(.10)	(.07)	—
Net asset value, end of period	$ 12.22	$ 11.61	$ 10.78	$ 10.07	$ 11.70
Total ReturnA	6.60%	8.57%	8.18%	(13.42)%	(2.09)%
Ratios to Average Net AssetsD
Expenses before reductions	80%	.82%	.77%	.78%	.78%
Expenses net of fee waivers, if
any	80%	.82%	.77%	.78%	.78%
Expenses net of all reductions	79%	.81%	.74%	.73%	.76%
Net investment income (loss)	1.02%	1.46%	.98%	1.11%E	.85%
Supplemental Data
Net assets, end of period (in
millions)	$ 922	$ 863	$ 617	$ 490	$ 195
Portfolio turnover rate	32%	32%	41%	65%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Investment income per share reflects a special dividend which amounted to $.06 per share.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Notes to Financial Statements

For the period ended November 30, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Dividend Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is regis tered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

27 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

1. Significant Accounting Policies continued
Security Valuation continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes

Annual Report

28

1. Significant Accounting Policies continued

Investment Transactions and Income continued

coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to futures transactions, foreign currency transac tions, market discount, redemptions in kind, capital loss carryforwards, losses deferred due to wash sales, and excise tax regulations.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$430,262
Unrealized depreciation	(224,339)
Net unrealized appreciation (depreciation)	205,923
Undistributed ordinary income	4,732
Capital loss carryforward	(16,041)

Cost for federal income tax purposes	$3,512,579

The tax character of distributions paid was as follows:
	November 30, 2005	November 30, 2004
Ordinary Income	$41,821	$15,213

29 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund’s exposure to the underlying instrument, while selling futures tends to decrease a fund’s exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption “Futures Contracts.” This amount reflects each contract’s exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts’ terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $1,461,884 and $2,119,724, respectively.

Securities delivered on an in kind basis aggregated $798,999. Realized gain (loss) of $149,231 on securities delivered on an in kind basis is included in the accompanying Statement of Operations as realized gain or loss on investment securities and is not taxable to the fund.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the

Annual Report

30

4. Fees and Other Transactions with Affiliates continued
Management Fee continued

period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$1,175	$7
Class T	25%	.25%	12,480	31
Class B	75%	.25%	4,953	3,717
Class C	75%	.25%	4,392	497

			$23,000	$4,252

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$190
Class T	99
Class B*	1,436
Class C*	50
$1,775

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

31 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$1,321.28
Class T	4,879.20
Class B	1,657.33
Class C	1,177.27
Institutional Class	1,637.19
	$10,671

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $53 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

32

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. At period end there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $103.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $663 for the period. In addition, through arrangements with each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$6
Class T	25
$31

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

33 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended November 30,		2005		2004
From net investment income
Class A		$4,911	$	1,908
Class T		23,368		8,039
Class B		991		—
Class C		1,350		—
Institutional Class		11,201		5,266
Total		$41,821	$	15,213

10. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
Years ended November 30,	2005	2004	2005	2004
Class A
Shares sold	16,957	17,947	$195,973	$202,527
Reinvestment of distributions	383	155	4,439	1,718
Shares redeemed	(19,011)	(8,278)	(220,458)	(93,217)
Net increase (decrease)	(1,671)	9,824	$(20,046)	$111,028
Class T
Shares sold	36,363	75,737	$417,873	$847,484
Reinvestment of distributions	1,979	710	22,855	7,810
Shares redeemed	(146,547)	(39,517)	(1,689,858)	(442,783)
Net increase (decrease)	(108,205)	36,930	$ (1,249,130)	$412,511
Class B
Shares sold	2,302	8,596	$25,895	$95,058
Reinvestment of distributions	71	—	811	—
Shares redeemed	(15,027)	(10,322)	(169,572)	(113,065)
Net increase (decrease)	(12,654)	(1,726)	$(142,866)	$(18,007)
Class C
Shares sold	3,612	11,121	$40,790	$123,001
Reinvestment of distributions	93	—	1,055	—
Shares redeemed	(16,883)	(9,945)	(190,684)	(108,983)
Net increase (decrease)	(13,178)	1,176	$(148,839)	$14,018
Institutional Class
Shares sold	26,787	42,206	$312,772	$479,761
Reinvestment of distributions	484	196	5,666	2,183
Shares redeemed	(26,114)	(25,394)	(305,412)	(286,126)
Net increase (decrease)	1,157	17,008	$13,026	$195,818

Annual Report

34

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the sched ule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dividend Growth Fund (a fund of Fidelity Advisor Series I) at November 30, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Dividend Growth Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the ac counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts January 13, 2006

35 Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Annual Report

36

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Dividend Growth. He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addi tion, he serves on the Boards of Boston Ballet (2003 present) and Sim mons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

37 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). Dur ing his tenure with CIT Group Inc. Mr. Gamper served in numerous se nior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Annual Report

38

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Acad emy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Pre viously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (cus tomer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

Annual Report

40

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

41 Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Dividend Growth. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Charles A. Mangum (41)

Year of Election or Appointment: 1998

Vice President of Advisor Dividend Growth. Mr. Mangum serves as Vice President of other funds advised by FMR. Mr. Mangum also serves as Vice President of FMR and FMR Co., Inc. (2001).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Dividend Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Manage ment & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Annual Report

42

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Dividend Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice Presi dent and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Dividend Growth. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Invest ments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Dividend Growth. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Dividend Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Op erating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Dividend Growth. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Ac counting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Dividend Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice Presi dent of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Ser vices (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Dividend Growth. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an em ployee of FMR (2004). Before joining Fidelity Investments, Ms. Monas terio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Dividend Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s de partment of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accoun tant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Dividend Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1998

Assistant Treasurer of Advisor Dividend Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Annual Report

44

Name, Age; Principal Occupation Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Dividend Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Dividend Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Dividend Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Previously, Mr. Ryan served as Vice Pres ident of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Dividend Growth. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Invest ments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

45 Annual Report

Distributions

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

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46

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000
Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000

	# of	% of
	Votes	Votes

Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

47 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Dividend Growth Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

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48

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

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50

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the fourth quartile for the one year period, the third quartile for the three year period, and the first quartile for the five year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for certain periods, although the five year cumulative total return of Institutional Class of the fund was higher than its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund’s more recent disappointing performance.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

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52

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each class’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or

Annual Report

54

expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

55 Annual Report

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57 Annual Report

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59 Annual Report

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61 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
State Street Bank and Trust Company
Quincy, MA

ADGF UANN-0106 1.786675.102

Fidelity® Advisor Dividend Growth Fund - Institutional Class

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	10	A complete list of the fund’s investments
		with their market values.
Financial Statements	17	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	26	Notes to the financial statements.
Report of Independent	34
Registered Public
Accounting Firm
Trustees and Officers	35
Distributions	45
Proxy Voting Results	46
Board Approval of	47
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that per mit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to oprate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Life of
	year	years	fundA
Institutional Class	6.60%	1.20%	3.49%
A From December 28, 1998.
$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Dividend Growth Fund Institutional Class on December 28, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor’s 500SM Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from Charles Mangum, Portfolio Manager of Fidelity® Advisor Dividend Growth Fund

Numerous events unfolded during the 12 month period ending November 30, 2005, that were major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index, the NASDAQ Composite® Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44%, the NASDAQ® rose 7.28% and the Dow advanced 6.07%, threatening to eclipse the 11,000 threshold for the first time since 2001.

Fidelity Advisor Dividend Growth Fund’s Institutional Class shares gained 6.60% for the 12 months ending November 30, 2005, lagging both the S&P 500 and the LipperSM Growth Funds Average, which advanced 9.91% . Unfavorable stock selection in banking, pharmaceu ticals and biotechnology, software and services, and technology hardware and equipment weighed on fund results, as did the fund’s underweighting in energy and utilities, the index’s two hottest sectors during the period. The two biggest detractors in absolute terms and relative to the index were Fannie Mae, the government sponsored enterprise that provides financing to home mortgage lenders, and pharmaceuticals giant Pfizer, both of which were large holdings in the fund. In the technology sector, security software maker Symantec and personal computer giant Dell also disappointed. While an underexposure to energy hurt overall performance, good security selection in that sector helped offset most of the downside. My choices among consumer related stocks also added value. Among the fund’s top contributors were such names as drug and health care supplies distributor Cardinal Health, oil driller Diamond Offshore Drilling and Hartford Financial Services Group.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class A
Actual	$1,000.00	$1,055.00	$5.98
HypotheticalA	$1,000.00	$1,019.25	$5.87
Class T
Actual	$1,000.00	$1,053.60	$6.74
HypotheticalA	$1,000.00	$1,018.50	$6.63
Class B
Actual	$1,000.00	$1,050.10	$10.07
HypotheticalA	$1,000.00	$1,015.24	$9.90

	7		Annual Report

Shareholder Expense Example continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class C
Actual	$1,000.00	$1,050.90	$9.77
HypotheticalA	$1,000.00	$1,015.54	$9.60
Institutional Class
Actual	$1,000.00	$1,056.20	$4.28
HypotheticalA	$1,000.00	$1,020.91	$4.20

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.16%
Class T	1.31%
Class B	1.96%
Class C	1.90%
Institutional Class	83%

Annual Report

8

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Cardinal Health, Inc.	7.2	6.1
American International Group, Inc.	6.7	5.0
Microsoft Corp.	5.7	4.6
Home Depot, Inc.	5.6	5.0
AT&T, Inc.	4.7	0.0
Wyeth	4.5	4.0
Clear Channel Communications, Inc.	4.2	3.5
General Electric Co.	3.1	3.6
Bank of America Corp.	3.1	1.1
Johnson & Johnson	2.5	1.9
	47.3
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	22.8	22.1
Health Care	17.3	17.5
Information Technology	16.5	17.8
Consumer Discretionary	12.8	10.6
Industrials	7.7	7.5

9 Annual Report

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 96.0%

	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – 12.8%
Automobiles – 0.1%
Harley Davidson, Inc.	49,100	$2,645
Hotels, Restaurants & Leisure 0.6%
Carnival Corp. unit	95,500	5,204
McDonald’s Corp.	380,055	12,865
Royal Caribbean Cruises Ltd.	85,000	3,898
		21,967
Media – 5.9%
Clear Channel Communications, Inc.	4,803,200	156,392
Clear Channel Outdoor Holding, Inc. Class A	428,700	8,703
E.W. Scripps Co. Class A	68,200	3,161
News Corp. Class A	1,569,000	23,237
Omnicom Group, Inc.	314,700	26,611
		218,104
Specialty Retail – 6.2%
Home Depot, Inc.	5,018,795	209,685
TJX Companies, Inc.	1,028,300	23,044
		232,729

TOTAL CONSUMER DISCRETIONARY		475,445

CONSUMER STAPLES 7.4%
Beverages – 0.2%
PepsiCo, Inc.	147,535	8,734
Food & Staples Retailing – 5.1%
CVS Corp.	2,967,200	80,174
Safeway, Inc.	800,400	18,609
Wal-Mart Stores, Inc.	1,901,500	92,337
		191,120
Personal Products 0.5%
Alberto-Culver Co.	281,000	12,218
Avon Products, Inc.	149,600	4,092
		16,310
Tobacco 1.6%
Altria Group, Inc.	799,520	58,197

TOTAL CONSUMER STAPLES		274,361

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

ENERGY 4.4%
Energy Equipment & Services – 3.1%
Diamond Offshore Drilling, Inc.	495,700	$31,021
ENSCO International, Inc.	455,990	21,596
GlobalSantaFe Corp.	756,747	34,326
Transocean, Inc. (a)	471,600	30,107
		117,050
Oil, Gas & Consumable Fuels – 1.3%
ConocoPhillips	197,800	11,969
Exxon Mobil Corp.	612,400	35,538
		47,507

TOTAL ENERGY		164,557

FINANCIALS – 22.8%
Capital Markets 2.5%
Goldman Sachs Group, Inc.	210,200	27,107
Merrill Lynch & Co., Inc.	703,000	46,693
Morgan Stanley	218,870	12,263
Nuveen Investments, Inc. Class A	178,600	7,405
		93,468
Commercial Banks – 4.1%
Bank of America Corp.	2,494,440	114,470
Wachovia Corp.	693,071	37,010
Wells Fargo & Co.	20,600	1,295
		152,775
Consumer Finance – 0.1%
Capital One Financial Corp.	64,600	5,366
Diversified Financial Services – 1.6%
Citigroup, Inc.	1,254,786	60,920
Insurance – 12.6%
ACE Ltd.	730,300	40,532
AFLAC, Inc.	80,000	3,840
AMBAC Financial Group, Inc.	318,900	24,456
American International Group, Inc.	3,695,992	248,149
Hartford Financial Services Group, Inc.	883,400	77,183
MBIA, Inc.	322,900	19,949
MetLife, Inc.	508,200	26,142
Swiss Reinsurance Co. (Reg.)	132,799	9,807

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – continued
Insurance – continued
The Chubb Corp.	157,400	$15,243
Transatlantic Holdings, Inc.	35,800	2,504
		467,805
Thrifts & Mortgage Finance – 1.9%
Fannie Mae	1,088,480	52,301
MGIC Investment Corp.	286,030	18,621
		70,922

TOTAL FINANCIALS		851,256

HEALTH CARE – 17.3%
Health Care Providers & Services – 7.9%
Cardinal Health, Inc.	4,174,305	266,941
UnitedHealth Group, Inc.	460,000	27,536
		294,477
Pharmaceuticals – 9.4%
Johnson & Johnson	1,527,700	94,335
Pfizer, Inc.	4,159,600	88,184
Wyeth	4,004,100	166,410
		348,929

TOTAL HEALTH CARE		643,406

INDUSTRIALS – 7.7%
Aerospace & Defense – 0.9%
Honeywell International, Inc.	509,300	18,610
United Technologies Corp.	308,800	16,626
		35,236
Commercial Services & Supplies – 0.2%
ChoicePoint, Inc. (a)	132,033	5,708
Industrial Conglomerates – 6.0%
3M Co.	765,900	60,108
General Electric Co.	3,266,920	116,694
Tyco International Ltd.	1,633,000	46,573
		223,375
Machinery – 0.5%
Ingersoll-Rand Co. Ltd. Class A	489,500	19,399

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Marine – 0.0%
Alexander & Baldwin, Inc.	17,355	$868
Road & Rail 0.1%
Burlington Northern Santa Fe Corp.	32,400	2,144

TOTAL INDUSTRIALS		286,730

INFORMATION TECHNOLOGY – 16.5%
Communications Equipment – 3.0%
Cisco Systems, Inc. (a)	4,201,400	73,693
Comverse Technology, Inc. (a)	262,900	6,891
Motorola, Inc.	105,380	2,539
Nokia Corp. sponsored ADR	1,755,100	29,977
		113,100
Computers & Peripherals – 2.6%
Dell, Inc. (a)	1,347,200	40,632
EMC Corp. (a)	454,700	6,334
International Business Machines Corp.	551,600	49,037
		96,003
Electronic Equipment & Instruments – 0.1%
Flextronics International Ltd. (a)	436,300	4,503
IT Services – 0.1%
First Data Corp.	112,700	4,877
Semiconductors & Semiconductor Equipment – 3.2%
Analog Devices, Inc.	124,500	4,721
Applied Materials, Inc.	1,566,900	28,377
Intel Corp.	2,327,608	62,101
KLA Tencor Corp.	172,300	8,820
Lam Research Corp. (a)	242,300	9,096
Novellus Systems, Inc. (a)	155,200	3,829
		116,944
Software 7.5%
BEA Systems, Inc. (a)	1,070,348	9,387
Microsoft Corp.	7,701,423	213,406
Symantec Corp. (a)	3,098,720	54,754
		277,547

TOTAL INFORMATION TECHNOLOGY		612,974

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

MATERIALS 0.3%
Chemicals – 0.3%
Praxair, Inc.	225,400	$11,721
TELECOMMUNICATION SERVICES – 6.8%
Diversified Telecommunication Services – 6.5%
AT&T, Inc.	6,944,200	172,980
BellSouth Corp.	1,262,400	34,413
Qwest Communications International, Inc. (a)	5,808,700	30,438
Verizon Communications, Inc.	127,200	4,068
		241,899
Wireless Telecommunication Services – 0.3%
Sprint Nextel Corp.	525,844	13,167

TOTAL TELECOMMUNICATION SERVICES		255,066

TOTAL COMMON STOCKS
(Cost $3,351,683)		3,575,516

Convertible Bonds 0.3%
	Principal
	Amount (000s)

TELECOMMUNICATION SERVICES – 0.3%
Diversified Telecommunication Services – 0.3%
Qwest Communications International, Inc. 3.5%
11/15/25	$11,260	12,348
TOTAL CONVERTIBLE BONDS
(Cost $11,260)		12,348

U.S. Treasury Obligations 0.1%

U.S. Treasury Bills, yield at date of purchase 3.4% to
3.67% 12/8/05 to 1/12/06 (c)
(Cost $5,490)	5,500	5,491

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Money Market Funds 3.4%
		Shares	Value (Note 1)
			(000s)
Fidelity Cash Central Fund, 4.08% (b)
(Cost $125,147)		125,147,429	$125,147
TOTAL INVESTMENT PORTFOLIO 99.8%
(Cost $3,493,580)			3,718,502

NET OTHER ASSETS – 0.2%			5,494
NET ASSETS 100%			$3,723,996

Futures Contracts
	Expiration	Underlying	Unrealized
	Date	Face Amount	Appreciation/
		at Value (000s)	(Depreciation)
			(000s)
Purchased
Equity Index Contracts
331 S&P 500 Index Contracts	Dec. 2005	$ 103,529	$ 1,077

The face value of futures purchased as a percentage of net assets – 2.8%

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Security or a portion of the security was
pledged to cover margin requirements
for futures contracts. At the period end,
the value of securities pledged
amounted to $5,491,000.

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
Fidelity Cash Central Fund	$6,276
Fidelity Securities Lending Cash Central Fund	97
Total	$6,373

Income Tax Information

At November 30, 2005, the fund had a capital loss carryforward of approximately $16,041,000 all of which will expire on November 30, 2010.

The fund intends to elect to defer to its fiscal year ending November 30, 2006 approximately $21,377,000 of losses recognized during the period November 1, 2005 to November 30, 2005.

See accompanying notes which are an integral part of the financial statements.

Annual Report 16

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		November 30, 2005

Assets
Investment in securities, at value See accompanying
schedule:
Unaffiliated issuers (cost $3,368,433)	$3,593,355
Affiliated Central Funds (cost $125,147)	125,147
Total Investments (cost $3,493,580)		$3,718,502
Receivable for investments sold		20,070
Receivable for fund shares sold		1,831
Dividends receivable		8,126
Interest receivable		432
Prepaid expenses		26
Other receivables		56
Total assets		3,749,043

Liabilities
Payable for investments purchased	$10,477
Payable for fund shares redeemed	9,336
Accrued management fee	1,775
Distribution fees payable	1,412
Payable for daily variation on futures contracts	679
Other affiliated payables	861
Other payables and accrued expenses	507
Total liabilities		25,047

Net Assets		$3,723,996
Net Assets consist of:
Paid in capital		$3,532,773
Undistributed net investment income		22,601
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(57,379)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		226,001
Net Assets		$3,723,996

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Financial Statements continued

Statement of Assets and Liabilities continued
Amounts in thousands (except per share amounts)	November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($472,881 ÷ 39,158 shares)	$12.08
Maximum offering price per share (100/94.25 of $12.08)	$12.82
Class T:
Net Asset Value and redemption price per share
($1,511,231 ÷ 125,944 shares)	$12.00
Maximum offering price per share (100/96.50 of $12.00)	$12.44
Class B:
Net Asset Value and offering price per share ($439,315
÷ 37,428 shares)A	$11.74
Class C:
Net Asset Value and offering price per share ($378,822
÷ 32,218 shares)A	$11.76
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($921,747 ÷ 75,437 shares)	$12.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 18

Statement of Operations
Amounts in thousands	Year ended November 30, 2005

Investment Income
Dividends		$79,790
Interest		341
Income from affiliated Central Funds		6,373
Total income		86,504

Expenses
Management fee	$27,296
Transfer agent fees	10,671
Distribution fees	23,000
Accounting and security lending fees	1,150
Independent trustees’ compensation	23
Custodian fees and expenses	88
Registration fees	137
Audit	67
Legal	19
Miscellaneous	499
Total expenses before reductions	62,950
Expense reductions	(694)	62,256

Net investment income (loss)		24,248
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	233,238
Foreign currency transactions	30
Futures contracts	1,904
Total net realized gain (loss)		235,172
Change in net unrealized appreciation (depreciation) on:
Investment securities	(17,947)
Assets and liabilities in foreign currencies	8
Futures contracts	352
Total change in net unrealized appreciation
(depreciation)		(17,587)
Net gain (loss)		217,585
Net increase (decrease) in net assets resulting from
operations		$241,833

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
	Year ended	Year ended
	November 30,	November 30,
Amounts in thousands	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$24,248	$43,263
Net realized gain (loss)	235,172	25,700
Change in net unrealized appreciation (depreciation) .	(17,587)	265,760
Net increase (decrease) in net assets resulting
from operations	241,833	334,723
Distributions to shareholders from net investment income .	(41,821)	(15,213)
Share transactions - net increase (decrease)	(1,547,855)	715,368
Total increase (decrease) in net assets	(1,347,843)	1,034,878

Net Assets
Beginning of period	5,071,839	4,036,961
End of period (including undistributed net investment
income of $22,601 and undistributed net investment
income of $40,182, respectively)	$3,723,996	$5,071,839

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Financial Highlights Class A
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 11.49	$ 10.67	$ 9.97	$ 11.58	$ 11.87
Income from Investment
Operations
Net investment income (loss)C	08	.13D	.06	.07F	.06
Net realized and unrealized
gain (loss)	63.75		.70	(1.65)F	(.35)
Total from investment operations	71.88		.76	(1.58)	(.29)
Distributions from net investment
income	(.12)	(.06)	(.06)	(.03)	—
Net asset value, end of period	$ 12.08	$ 11.49	$ 10.67	$ 9.97	$ 11.58
Total ReturnA,B	6.22%	8.27%	7.70%	(13.68)%	(2.44)%
Ratios to Average Net AssetsE
Expenses before reductions	1.15%	1.15%	1.14%	1.16%	1.13%
Expenses net of fee waivers, if
any	1.15%	1.15%	1.14%	1.16%	1.13%
Expenses net of all reductions	1.13%	1.14%	1.11%	1.11%	1.10%
Net investment income (loss)	68%	1.13%	.61%	.73%F	.50%
Supplemental Data
Net assets, end of period (in
millions)	$ 473	$ 469	$ 331	$ 220	$ 121
Portfolio turnover rate	32%	32%	41%	65%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.06 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Highlights Class T
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 11.42	$ 10.60	$ 9.91	$ 11.51	$ 11.83
Income from Investment
Operations
Net investment income (loss)C	06	.11D	.04	.05F	.03
Net realized and unrealized
gain (loss)	62.75		.69	(1.64)F	(.35)
Total from investment operations	68.86		.73	(1.59)	(.32)
Distributions from net investment
income	(.10)	(.04)	(.04)	(.01)	—
Net asset value, end of period	$ 12.00	$ 11.42	$ 10.60	$ 9.91	$ 11.51
Total ReturnA,B	5.99%	8.13%	7.42%	(13.83)%	(2.70)%
Ratios to Average Net AssetsE
Expenses before reductions	1.31%	1.33%	1.35%	1.36%	1.34%
Expenses net of fee waivers, if
any	1.31%	1.33%	1.35%	1.36%	1.34%
Expenses net of all reductions	1.29%	1.32%	1.32%	1.32%	1.31%
Net investment income (loss)	52%	.95%	.40%	.53%F	.29%
Supplemental Data
Net assets, end of period (in
millions)	$ 1,511	$ 2,673	$ 2,091	$ 1,467	$ 1,255
Portfolio turnover rate	32%	32%	41%	65%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.06 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Highlights Class B
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 11.16	$ 10.39	$ 9.72	$ 11.35	$ 11.71
Income from Investment
Operations
Net investment income (loss)C .	(.01)	.04D	(.02)	—F,G	(.03)
Net realized and unrealized
gain (loss)	61.73		.69	(1.63)F	(.33)
Total from investment operations	60.77		.67	(1.63)	(.36)
Distributions from net investment
income	(.02)	—	—	—	—
Net asset value, end of period	$ 11.74	$ 11.16	$ 10.39	$ 9.72	$ 11.35
Total ReturnA,B	5.38%	7.41%	6.89%	(14.36)%	(3.07)%
Ratios to Average Net AssetsE
Expenses before reductions	1.95%	1.95%	1.92%	1.91%	1.88%
Expenses net of fee waivers, if
any	1.95%	1.95%	1.92%	1.91%	1.88%
Expenses net of all reductions .	1.94%	1.94%	1.90%	1.87%	1.85%
Net investment income (loss)	(.12)%	.33%	(.17)%	(.02)%F	(.25)%
Supplemental Data
Net assets, end of period (in
millions)	$ 439	$ 559	$ 538	$ 430	$ 427
Portfolio turnover rate	32%	32%	41%	65%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.06 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights Class C
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 11.18	$ 10.40	$ 9.73	$ 11.35	$ 11.72
Income from Investment
Operations
Net investment income (loss)C	(.01)	.04D	(.01)	—F,G	(.02)
Net realized and unrealized
gain (loss)	62.74		.68	(1.62)F	(.35)
Total from investment operations	61.78		.67	(1.62)	(.37)
Distributions from net investment
income	(.03)	—	—	—	—
Net asset value, end of period	$ 11.76	$ 11.18	$ 10.40	$ 9.73	$ 11.35
Total ReturnA,B	5.47%	7.50%	6.89%	(14.27)%	(3.16)%
Ratios to Average Net AssetsE
Expenses before reductions	1.88%	1.88%	1.87%	1.87%	1.84%
Expenses net of fee waivers, if
any	1.88%	1.88%	1.87%	1.87%	1.84%
Expenses net of all reductions	1.87%	1.87%	1.84%	1.82%	1.81%
Net investment income (loss)	(.06)%	.40%	(.12)%	.02%F	(.21)%
Supplemental Data
Net assets, end of period (in
millions)	$ 379	$ 508	$ 460	$ 336	$ 290
Portfolio turnover rate	32%	32%	41%	65%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.06 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights Institutional Class
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 11.61	$ 10.78	$ 10.07	$ 11.70	$ 11.95
Income from Investment
Operations
Net investment income (loss)B	12	.17C	.10	.11E	.10
Net realized and unrealized
gain (loss)	64.75		.71	(1.67)E	(.35)
Total from investment operations	76.92		.81	(1.56)	(.25)
Distributions from net investment
income	(.15)	(.09)	(.10)	(.07)	—
Net asset value, end of period	$ 12.22	$ 11.61	$ 10.78	$ 10.07	$ 11.70
Total ReturnA	6.60%	8.57%	8.18%	(13.42)%	(2.09)%
Ratios to Average Net AssetsD
Expenses before reductions	80%	.82%	.77%	.78%	.78%
Expenses net of fee waivers, if
any	80%	.82%	.77%	.78%	.78%
Expenses net of all reductions	79%	.81%	.74%	.73%	.76%
Net investment income (loss)	1.02%	1.46%	.98%	1.11%E	.85%
Supplemental Data
Net assets, end of period (in
millions)	$ 922	$ 863	$ 617	$ 490	$ 195
Portfolio turnover rate	32%	32%	41%	65%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Investment income per share reflects a special dividend which amounted to $.06 per share.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Notes to Financial Statements

For the period ended November 30, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Dividend Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is regis tered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

26

1. Significant Accounting Policies continued
Security Valuation continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes

27 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

1. Significant Accounting Policies continued
Investment Transactions and Income continued

coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to futures transactions, foreign currency transac tions, market discount, redemptions in kind, capital loss carryforwards, losses deferred due to wash sales, and excise tax regulations.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$430,262
Unrealized depreciation	(224,339)
Net unrealized appreciation (depreciation)	205,923
Undistributed ordinary income	4,732
Capital loss carryforward	(16,041)

Cost for federal income tax purposes	$3,512,579

The tax character of distributions paid was as follows:
	November 30, 2005	November 30, 2004
Ordinary Income	$41,821	$15,213

Annual Report

28

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund’s exposure to the underlying instrument, while selling futures tends to decrease a fund’s exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption “Futures Contracts.” This amount reflects each contract’s exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts’ terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $1,461,884 and $2,119,724, respectively.

Securities delivered on an in kind basis aggregated $798,999. Realized gain (loss) of $149,231 on securities delivered on an in kind basis is included in the accompanying Statement of Operations as realized gain or loss on investment securities and is not taxable to the fund.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the

29 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued
Management Fee continued

period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$1,175	$7
Class T	25%	.25%	12,480	31
Class B	75%	.25%	4,953	3,717
Class C	75%	.25%	4,392	497

			$23,000	$4,252

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$190
Class T	99
Class B*	1,436
Class C*	50
$1,775

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

30

4. Fees and Other Transactions with Affiliates continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$1,321.28
Class T	4,879.20
Class B	1,657.33
Class C	1,177.27
Institutional Class	1,637.19
	$10,671

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $53 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

31 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. At period end there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $103.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $663 for the period. In addition, through arrangements with each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$6
Class T	25
$31

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

32

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended November 30,		2005		2004
From net investment income
Class A		$4,911		$1,908
Class T		23,368		8,039
Class B		991		—
Class C		1,350		—
Institutional Class		11,201		5,266
Total		$41,821		$15,213

10. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
Years ended November 30,	2005	2004	2005	2004
Class A
Shares sold	16,957	17,947	$195,973	$202,527
Reinvestment of distributions	383	155	4,439	1,718
Shares redeemed	(19,011)	(8,278)	(220,458)	(93,217)
Net increase (decrease)	(1,671)	9,824	$(20,046)	$111,028
Class T
Shares sold	36,363	75,737	$417,873	$847,484
Reinvestment of distributions	1,979	710	22,855	7,810
Shares redeemed	(146,547)	(39,517)	(1,689,858)	(442,783)
Net increase (decrease)	(108,205)	36,930	$ (1,249,130)	$412,511
Class B
Shares sold	2,302	8,596	$25,895	$95,058
Reinvestment of distributions	71	—	811	—
Shares redeemed	(15,027)	(10,322)	(169,572)	(113,065)
Net increase (decrease)	(12,654)	(1,726)	$(142,866)	$(18,007)
Class C
Shares sold	3,612	11,121	$40,790	$123,001
Reinvestment of distributions	93	—	1,055	—
Shares redeemed	(16,883)	(9,945)	(190,684)	(108,983)
Net increase (decrease)	(13,178)	1,176	$(148,839)	$14,018
Institutional Class
Shares sold	26,787	42,206	$312,772	$479,761
Reinvestment of distributions	484	196	5,666	2,183
Shares redeemed	(26,114)	(25,394)	(305,412)	(286,126)
Net increase (decrease)	1,157	17,008	$13,026	$195,818

33 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the sched ule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dividend Growth Fund (a fund of Fidelity Advisor Series I) at November 30, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Dividend Growth Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the ac counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts January 13, 2006

Annual Report

34

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

35 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Dividend Growth. He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addi tion, he serves on the Boards of Boston Ballet (2003 present) and Sim mons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

36

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). Dur ing his tenure with CIT Group Inc. Mr. Gamper served in numerous se nior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

37 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Acad emy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Pre viously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (cus tomer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

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38

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

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40

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Dividend Growth. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Charles A. Mangum (41)

Year of Election or Appointment: 1998

Vice President of Advisor Dividend Growth. Mr. Mangum serves as Vice President of other funds advised by FMR. Mr. Mangum also serves as Vice President of FMR and FMR Co., Inc. (2001).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Dividend Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Manage ment & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Dividend Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice Presi dent and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Dividend Growth. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Invest ments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Dividend Growth. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Dividend Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Op erating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Dividend Growth. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Ac counting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

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42

Name, Age; Principal Occupation Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Dividend Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice Presi dent of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Ser vices (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Dividend Growth. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an em ployee of FMR (2004). Before joining Fidelity Investments, Ms. Monas terio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Dividend Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s de partment of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accoun tant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Dividend Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1998

Assistant Treasurer of Advisor Dividend Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Dividend Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Dividend Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Dividend Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Previously, Mr. Ryan served as Vice Pres ident of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Dividend Growth. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Invest ments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

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44

Distributions

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

45 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000
Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000

	# of	% of
	Votes	Votes

Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

Annual Report 46

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Dividend Growth Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

47 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

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48

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the fourth quartile for the one year period, the third quartile for the three year period, and the first quartile for the five year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for certain periods, although the five year cumulative total return of Institutional Class of the fund was higher than its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund’s more recent disappointing performance.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

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50

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each class’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

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Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

Annual Report

54

55 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
State Street Bank and Trust Company
Quincy, MA

ADGFI-UANN-0106 1.786676.102

Fidelity® Advisor Dynamic Capital Appreciation Fund - Class A, Class T, Class B and Class C

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	19	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	28	Notes to the financial statements.
Report of Independent	36
Registered Public
Accounting Firm
Trustees and Officers	37
Proxy Voting Results	47
Board Approval of	48
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Life of
	year	years	fundA
Class A (incl. 5.75% sales charge)	15.04%	0.78%	6.62%
Class T (incl. 3.50% sales charge)	17.50%	0.53%	6.73%
Class B (incl. contingent deferred
sales charge)B	16.13%	0.77%	6.74%
Class C (incl. contingent deferred
sales charge)C	20.17%	0.29%	6.79%

A From December 28, 1998.
B Class B shares’ contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.
C Class C shares’ contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

5 Annual Report

5

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Dynamic Capital Appreciation Fund Class T on December 28, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor’s 500SM Index performed over the same period.

Annual Report

6

Management’s Discussion of Fund Performance

Comments from Fergus Shiel, who became Portfolio Manager of Fidelity® Advisor Dynamic Capital Appreciation Fund on September 30, 2005

Numerous events unfolded during the 12 month period ending November 30, 2005, that were major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index, the NASDAQ Composite® Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44%, the NASDAQ® rose 7.28% and the Dow advanced 6.07%, threatening to eclipse the 11,000 threshold for the first time since 2001.

During the past year, the fund’s Class A, Class T, Class B and Class C shares returned 22.06%, 21.76%, 21.13% and 21.17%, respectively (excluding sales charges), more than doubling the gain of the S&P 500 and the 7.90% return of the LipperSM Capital Appreci ation Funds Average. The fund’s top contributor in absolute terms and relative to the index was Internet search engine provider Google, whose stock benefited from gains in the company’s share of the paid search market, along with several upward revisions in esti mated earnings growth. In large part due to Google, information technology was the fund’s top contributing sector relative to the index. Also helpful were our results in energy, health care and consumer discretionary. In the latter sector, women’s clothing retailer Chico’s FAS was a significant contributor, aided by robust increases in same store sales. Another holding adding value was HMO UnitedHealth Group, which continued to see solid earnings growth from a combination of rising premiums and effective cost cutting. One detractor was Canada based Research In Motion. Legal disputes about patents for the company’s Black Berry handheld personal messaging device sidetracked the stock, and I sold it by period end. Media holding DreamWorks Animation also held back performance. The stock’s valuation became extended and, given the cyclical nature of the company’s revenue stream, I opted to sell it.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class A
Actual	$1,000.00	$1,164.60	$6.78
HypotheticalA	$1,000.00	$1,018.80	$6.33
Class T
Actual	$1,000.00	$1,162.90	$8.13
HypotheticalA	$1,000.00	$1,017.55	$7.59
Class B
Actual	$1,000.00	$1,160.30	$10.83
HypotheticalA	$1,000.00	$1,015.04	$10.10

Annual Report	8

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class C
Actual	$1,000.00	$1,159.90	$10.83
HypotheticalA	$1,000.00	$1,015.04	$10.10
Institutional Class
Actual	$1,000.00	$1,166.00	$5.43
HypotheticalA	$1,000.00	$1,020.05	$5.06

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	1.00%

9 Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Google, Inc. Class A (sub. vtg.)	6.6	11.2
Walt Disney Co.	2.9	0.0
eBay, Inc.	2.8	7.0
Motorola, Inc.	2.7	0.0
Wal Mart Stores, Inc.	2.3	0.0
Apple Computer, Inc.	2.3	2.7
Symantec Corp.	2.2	2.6
QUALCOMM, Inc.	2.1	0.8
UnitedHealth Group, Inc.	2.1	4.5
Yahoo!, Inc.	2.1	7.3
	28.1
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Consumer Discretionary	25.6	23.7
Information Technology	25.4	39.8
Energy	13.3	19.0
Health Care	9.2	6.1
Industrials	9.0	1.1

Annual Report 10

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 99.6%

	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – 25.6%
Auto Components 0.2%
Johnson Controls, Inc.	8,300	$576,435
Diversified Consumer Services – 0.2%
ITT Educational Services, Inc. (a)	10,400	638,248
Hotels, Restaurants & Leisure 1.6%
Ambassadors Group, Inc.	29,800	747,682
Las Vegas Sands Corp.	5,900	246,089
Six Flags, Inc. (a)	205,800	1,535,268
Wynn Resorts Ltd. (a)	31,500	1,758,645
		4,287,684
Household Durables – 2.0%
D.R. Horton, Inc.	90,000	3,189,600
Harman International Industries, Inc.	6,500	633,750
KB Home	24,400	1,702,388
		5,525,738
Internet & Catalog Retail 3.6%
Blue Nile, Inc. (a)(d)	44,735	1,856,055
eBay, Inc. (a)	170,700	7,649,067
NutriSystem, Inc. (a)	8,300	323,119
		9,828,241
Leisure Equipment & Products – 0.3%
Mattel, Inc.	47,100	784,215
Media – 6.8%
Discovery Holding Co. Class A (a)	77,347	1,207,387
Getty Images, Inc. (a)	35,000	3,195,150
Grupo Televisa SA de CV (CPO) sponsored ADR	20,000	1,588,000
Knight-Ridder, Inc.	15,250	921,100
Lamar Advertising Co. Class A (a)	30,900	1,432,215
Meredith Corp.	6,600	336,600
The New York Times Co. Class A	44,435	1,221,963
Tribune Co.	19,500	623,415
Walt Disney Co.	323,600	8,067,348
		18,593,178
Multiline Retail – 0.4%
Family Dollar Stores, Inc.	47,700	1,073,727
Specialty Retail – 10.3%
Abercrombie & Fitch Co. Class A	84,300	5,169,276
AC Moore Arts & Crafts, Inc. (a)	115,000	1,645,650
American Eagle Outfitters, Inc.	158,400	3,605,184
Best Buy Co., Inc.	83,200	4,013,568

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – continued
Specialty Retail – continued
Charlotte Russe Holding, Inc. (a)	33,400	$624,580
Chico’s FAS, Inc. (a)	98,900	4,362,479
Cost Plus, Inc. (a)	30,868	567,354
DSW, Inc. Class A	55,500	1,415,805
Eddie Bauer Holdings, Inc. (a)	41,500	925,450
Gymboree Corp. (a)	93,500	2,109,360
Maidenform Brands, Inc.	57,000	733,020
Urban Outfitters, Inc. (a)	62,600	1,931,836
Wet Seal, Inc. Class A (a)(d)	252,000	1,265,040
		28,368,602
Textiles, Apparel & Luxury Goods – 0.2%
Polo Ralph Lauren Corp. Class A	10,400	557,440

TOTAL CONSUMER DISCRETIONARY		70,233,508

CONSUMER STAPLES 4.2%
Beverages – 0.1%
Hansen Natural Corp. (a)	3,400	264,010
Food & Staples Retailing – 2.3%
Wal-Mart Stores, Inc.	127,800	6,205,968
Food Products 0.4%
Archer-Daniels Midland Co.	49,400	1,164,358
Tobacco 1.4%
Reynolds American, Inc.	6,800	605,336
UST, Inc.	82,000	3,163,560
		3,768,896

TOTAL CONSUMER STAPLES		11,403,232

ENERGY 13.3%
Energy Equipment & Services – 8.6%
Baker Hughes, Inc.	34,300	1,967,105
BJ Services Co.	69,000	2,528,850
Grant Prideco, Inc. (a)	140,000	5,374,600
Halliburton Co.	2,100	133,665
National Oilwell Varco, Inc. (a)	81,350	4,931,437
Pride International, Inc. (a)	135,000	4,021,650
Schlumberger Ltd. (NY Shares)	47,500	4,547,175
		23,504,482

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)

ENERGY – continued
Oil, Gas & Consumable Fuels – 4.7%
Amerada Hess Corp.	25,100	$ 3,075,252
Arch Coal, Inc.	29,200	2,249,568
Cameco Corp.	33,500	1,907,844
Peabody Energy Corp.	24,400	1,924,184
Range Resources Corp.	25,100	934,724
Valero Energy Corp.	29,000	2,789,800
		12,881,372

TOTAL ENERGY		36,385,854

FINANCIALS – 6.8%
Capital Markets 4.6%
Ameritrade Holding Corp. (a)	102,500	2,394,400
Bank of New York Co., Inc.	20,300	657,720
Charles Schwab Corp.	66,300	1,011,075
E*TRADE Financial Corp. (a)	170,000	3,318,400
Janus Capital Group, Inc.	43,900	841,563
Lehman Brothers Holdings, Inc.	3,400	428,400
Merrill Lynch & Co., Inc.	20,800	1,381,536
Morgan Stanley	46,400	2,599,792
		12,632,886
Commercial Banks – 1.9%
Bank of America Corp.	67,800	3,111,342
Wachovia Corp.	15,500	827,700
Wells Fargo & Co.	18,900	1,187,865
		5,126,907
Consumer Finance – 0.2%
First Cash Financial Services, Inc. (a)	20,900	606,100
Insurance – 0.1%
Marsh & McLennan Companies, Inc.	14,300	441,727

TOTAL FINANCIALS		18,807,620

HEALTH CARE – 9.2%
Biotechnology – 1.2%
Amgen, Inc. (a)	3,100	250,883
Biogen Idec, Inc. (a)	69,900	2,992,419
Origin Agritech Ltd. (a)	8,300	89,225
		3,332,527

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Health Care Equipment & Supplies – 1.5%
Aspect Medical Systems, Inc. (a)	42,100	$ 1,585,907
Cytyc Corp. (a)	36,600	1,006,866
St. Jude Medical, Inc. (a)	16,900	807,313
Thermo Electron Corp. (a)	25,700	792,845
		4,192,931
Health Care Providers & Services – 5.2%
American Retirement Corp. (a)	24,900	613,038
Brookdale Senior Living, Inc.	20,300	539,980
Caremark Rx, Inc. (a)	27,200	1,397,808
Express Scripts, Inc. (a)	28,100	2,373,326
IMS Health, Inc.	34,900	853,305
Medco Health Solutions, Inc. (a)	38,300	2,054,795
UnitedHealth Group, Inc.	94,800	5,674,728
VCA Antech, Inc. (a)	28,800	805,248
		14,312,228
Pharmaceuticals – 1.3%
Adams Respiratory Therapeutics, Inc.	17,039	754,657
Allergan, Inc.	7,040	704,000
Elan Corp. PLC sponsored ADR (a)	70,100	725,535
Schering-Plough Corp.	67,600	1,306,032
		3,490,224

TOTAL HEALTH CARE		25,327,910

INDUSTRIALS – 9.0%
Air Freight & Logistics – 1.1%
United Parcel Service, Inc. Class B	39,200	3,053,680
Airlines – 0.8%
Ryanair Holdings PLC sponsored ADR (a)	27,500	1,370,050
US Airways Group, Inc. (a)	26,800	900,212
		2,270,262
Construction & Engineering – 1.0%
Empresas ICA Sociedad Controladora SA de CV sponsored
ADR (a)	92,400	232,848
Granite Construction, Inc.	17,600	653,312
McDermott International, Inc. (a)	24,300	1,017,198
Quanta Services, Inc. (a)	62,800	888,620
		2,791,978

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Electrical Equipment – 1.0%
ABB Ltd. sponsored ADR (a)	142,800	$ 1,249,500
Rockwell Automation, Inc.	25,000	1,410,750
		2,660,250
Industrial Conglomerates – 1.5%
General Electric Co.	114,234	4,080,438
Machinery – 1.6%
Caterpillar, Inc.	23,800	1,375,164
Deere & Co.	25,000	1,733,750
Pentair, Inc.	35,000	1,337,000
		4,445,914
Road & Rail 1.3%
Burlington Northern Santa Fe Corp.	18,400	1,217,712
Norfolk Southern Corp.	51,500	2,278,360
		3,496,072
Trading Companies & Distributors – 0.7%
Interline Brands, Inc.	4,900	104,664
WESCO International, Inc. (a)	44,600	1,862,050
		1,966,714

TOTAL INDUSTRIALS		24,765,308

INFORMATION TECHNOLOGY – 25.4%
Communications Equipment – 6.4%
CommScope, Inc. (a)	24,800	508,648
Juniper Networks, Inc. (a)	166,400	3,742,336
Motorola, Inc.	308,200	7,424,538
QUALCOMM, Inc.	130,000	5,911,100
		17,586,622
Computers & Peripherals – 2.5%
Apple Computer, Inc. (a)	90,840	6,160,769
Dot Hill Systems Corp. (a)	41,500	274,730
Network Appliance, Inc. (a)	10,700	311,584
		6,747,083
Electronic Equipment & Instruments – 0.1%
Aeroflex, Inc. (a)	20,300	222,691
Internet Software & Services – 9.5%
Google, Inc. Class A (sub. vtg.) (a)	45,000	18,224,550
iPass, Inc. (a)	17,200	116,616

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Internet Software & Services – continued
Yahoo! Japan Corp	1,839	$ 2,225,370
Yahoo!, Inc. (a)	140,321	5,645,114
		26,211,650
IT Services – 1.1%
Electronic Data Systems Corp.	94,900	2,187,445
First Data Corp.	21,400	925,978
		3,113,423
Semiconductors & Semiconductor Equipment – 2.9%
Advanced Micro Devices, Inc. (a)	105,700	2,767,226
ATI Technologies, Inc. (a)	26,000	424,176
Broadcom Corp. Class A (a)	53,335	2,482,211
Ikanos Communications, Inc.	70,500	987,705
Integrated Device Technology, Inc. (a)	36,600	438,468
Silicon Laboratories, Inc. (a)	7,000	271,950
Texas Instruments, Inc.	16,800	545,664
		7,917,400
Software 2.9%
Microsoft Corp.	67,600	1,873,196
Symantec Corp. (a)	344,800	6,092,616
		7,965,812

TOTAL INFORMATION TECHNOLOGY		69,764,681

MATERIALS 1.9%
Chemicals – 1.3%
Airgas, Inc.	33,400	1,038,740
Monsanto Co.	34,000	2,491,180
		3,529,920
Metals & Mining – 0.6%
Allegheny Technologies, Inc.	50,100	1,652,298

TOTAL MATERIALS		5,182,218

TELECOMMUNICATION SERVICES – 4.2%
Diversified Telecommunication Services – 0.6%
Qwest Communications International, Inc. (a)	334,300	1,751,732
Wireless Telecommunication Services – 3.6%
American Tower Corp. Class A (a)	150,700	4,112,603

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)

TELECOMMUNICATION SERVICES – continued
Wireless Telecommunication Services – continued
Dobson Communications Corp. Class A (a)	473,000	$ 3,486,010
Sprint Nextel Corp.	91,356	2,287,554
		9,886,167

TOTAL TELECOMMUNICATION SERVICES		11,637,899

TOTAL COMMON STOCKS
(Cost $240,306,894)		273,508,230

Convertible Preferred Stocks 0.0%

INFORMATION TECHNOLOGY – 0.0%
Communications Equipment – 0.0%
Chorum Technologies, Inc. Series E (a)(e)	2,200	0
Procket Networks, Inc. Series C (a)(e)	202,511	2
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $2,033,003)		2

Money Market Funds 2.8%

Fidelity Cash Central Fund, 4.08% (b)	5,252,825	5,252,825
Fidelity Securities Lending Cash Central Fund,
4.09% (b)(c)	2,462,000	2,462,000
TOTAL MONEY MARKET FUNDS
(Cost $7,714,825)		7,714,825

TOTAL INVESTMENT PORTFOLIO 102.4%
(Cost $250,054,722)		281,223,057

NET OTHER ASSETS – (2.4)%		(6,721,038)
NET ASSETS 100%		$ 274,502,019

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

(e) Restricted securities – Investment in
securities not registered under the
Securities Act of 1933 (excluding 144A
issues). At the end of the period, the
value of restricted securities (excluding
144A issues) amounted to $2 or 0.0% of
net assets.

Additional information on each holding is as follows:

	Acquisition	Acquisition
Security	Date	Cost
Chorum
Technologies, Inc.
Series E	9/19/00	$37,928
Procket Networks,
Inc. Series C	2/9/01	$1,999,999

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
Fidelity Cash Central Fund	$116,156
Fidelity Securities Lending Cash Central Fund	103,807
Total	$219,963

Income Tax Information

At November 30, 2005, the fund had a capital loss carryforward of approximately $137,410,044 of which $103,072,805 and $34,337,239 will expire on November 30, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report 18

Financial Statements

Statement of Assets and Liabilities
		November 30, 2005

Assets
Investment in securities, at value (including securities
loaned of $2,383,040) See accompanying
schedule:
Unaffiliated issuers (cost $242,339,897)	$273,508,232
Affiliated Central Funds (cost $7,714,825)	7,714,825
Total Investments (cost $250,054,722)		$281,223,057
Receivable for investments sold		3,615,010
Receivable for fund shares sold		2,108,993
Dividends receivable		132,566
Interest receivable		16,673
Prepaid expenses		1,344
Other receivables		70,762
Total assets		287,168,405

Liabilities
Payable for investments purchased	$9,081,244
Payable for fund shares redeemed	739,411
Accrued management fee	68,643
Distribution fees payable	139,014
Other affiliated payables	80,858
Other payables and accrued expenses	95,216
Collateral on securities loaned, at value	2,462,000
Total liabilities		12,666,386

Net Assets		$274,502,019
Net Assets consist of:
Paid in capital		$380,864,853
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(137,531,760)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		31,168,926
Net Assets		$274,502,019

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements continued

Statement of Assets and Liabilities continued
November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($44,542,079 ÷ 2,737,865 shares)	$16.27
Maximum offering price per share (100/94.25 of $16.27)	$17.26
Class T:
Net Asset Value and redemption price per share
($128,794,779 ÷ 8,021,303 shares)	$16.06
Maximum offering price per share (100/96.50 of $16.06)	$16.64
Class B:
Net Asset Value and offering price per share
($58,278,764 ÷ 3,710,355 shares)A	$15.71
Class C:
Net Asset Value and offering price per share
($41,059,059 ÷ 2,608,470 shares)A	$15.74
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($1,827,338 ÷ 110,687 shares)	$16.51

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 20

Statement of Operations
	Year ended November 30, 2005

Investment Income
Dividends		$1,478,358
Special dividends		531,228
Interest		22,098
Income from affiliated Central Funds		219,963
Total income		2,251,647

Expenses
Management fee	$1,432,281
Transfer agent fees	894,594
Distribution fees	1,623,717
Accounting and security lending fees	122,224
Independent trustees’ compensation	1,166
Custodian fees and expenses	32,618
Registration fees	59,891
Audit	42,977
Legal	4,357
Miscellaneous	76,660
Total expenses before reductions	4,290,485
Expense reductions	(231,374)	4,059,111

Net investment income (loss)		(1,807,464)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	36,594,385
Foreign currency transactions	(31,551)
Total net realized gain (loss)		36,562,834
Change in net unrealized appreciation (depreciation) on:
Investment securities	13,084,247
Assets and liabilities in foreign currencies	(17,722)
Total change in net unrealized appreciation
(depreciation)		13,066,525
Net gain (loss)		49,629,359
Net increase (decrease) in net assets resulting from
operations		$47,821,895

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
	Year ended	Year ended
	November 30,	November 30,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(1,807,464)	$(4,568,367)
Net realized gain (loss)	36,562,834	13,287,950
Change in net unrealized appreciation (depreciation) .	13,066,525	(6,562,446)
Net increase (decrease) in net assets resulting
from operations	47,821,895	2,157,137
Share transactions - net increase (decrease)	(58,299,581)	(85,497,347)
Total increase (decrease) in net assets	(10,477,686)	(83,340,210)

Net Assets
Beginning of period	284,979,705	368,319,915
End of period (including undistributed net investment
income of $0 and accumulated net investment loss of
$126,236, respectively)	$274,502,019	$284,979,705

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Highlights Class A

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 13.33	$ 13.02	$ 11.15	$ 12.22	$ 16.21
Income from Investment
Operations
Net investment income
(loss)C	(.05)D	(.13)E,G	(.04)	.10	.08
Net realized and unrealized
gain (loss)	2.99	.44	1.99	(1.06)	(4.07)
Total from investment
operations	2.94	.31	1.95	(.96)	(3.99)
Distributions from net
investment income	—	—	(.08)	(.11)	—
Net asset value, end of period	$ 16.27	$ 13.33	$ 13.02	$ 11.15	$ 12.22
Total ReturnA,B	22.06%	2.38%	17.64%	(7.93)%	(24.61)%
Ratios to Average Net AssetsF
Expenses before reductions	1.32%	1.38%	1.37%	1.47%	1.32%
Expenses net of fee waivers,
if any	1.29%	1.38%	1.37%	1.47%	1.32%
Expenses net of all
reductions	1.22%	1.30%	1.18%	1.28%	1.26%
Net investment income (loss)	(.32)%D	(1.00)%E,G	(.33)%	.86%	.56%
Supplemental Data
Net assets, end of period
(000 omitted)	$44,542	$29,251	$33,954	$21,734	$24,371
Portfolio turnover rate	204%	201%	300%	285%	313%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been (.53)%.
E Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been (1.02)% .
F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
G As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights Class T

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 13.19	$ 12.91	$ 11.07	$ 12.13	$ 16.13
Income from Investment
Operations
Net investment income
(loss)C	(.08)D	(.16)E,G	(.07)	.08	.05
Net realized and unrealized
gain (loss)	2.95	.44	1.98	(1.06)	(4.05)
Total from investment
operations	2.87	.28	1.91	(.98)	(4.00)
Distributions from net
investment income	—	—	(.07)	(.08)	—
Net asset value, end of period	$ 16.06	$ 13.19	$ 12.91	$ 11.07	$ 12.13
Total ReturnA,B	21.76%	2.17%	17.39%	(8.13)%	(24.80)%
Ratios to Average Net AssetsF
Expenses before reductions	1.56%	1.59%	1.62%	1.66%	1.49%
Expenses net of fee waivers,
if any	1.54%	1.59%	1.62%	1.66%	1.49%
Expenses net of all
reductions	1.47%	1.52%	1.43%	1.46%	1.43%
Net investment income (loss)	(.57)%D	(1.21)%E,G	(.58)%	.68%	.39%
Supplemental Data
Net assets, end of period
(000 omitted)	$128,795	$146,833	$200,870	$172,694	$197,288
Portfolio turnover rate	204%	201%	300%	285%	313%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been (.78)%.
E Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been (1.23)% .
F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
G As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights Class B

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 12.97	$ 12.76	$ 10.93	$ 11.96	$ 16.00
Income from Investment
Operations
Net investment income
(loss)C	(.15)D	(.23)E,G	(.13)	.02	(.02)
Net realized and unrealized
gain (loss)	2.89	.44	1.96	(1.05)	(4.02)
Total from investment
operations	2.74	.21	1.83	(1.03)	(4.04)
Net asset value, end of period	$ 15.71	$ 12.97	$ 12.76	$ 10.93	$ 11.96
Total ReturnA,B	21.13%	1.65%	16.74%	(8.61)%	(25.25)%
Ratios to Average Net AssetsF
Expenses before reductions	2.07%	2.18%	2.15%	2.16%	2.05%
Expenses net of fee waivers,
if any	2.05%	2.18%	2.15%	2.16%	2.05%
Expenses net of all
reductions	1.98%	2.10%	1.97%	1.97%	1.99%
Net investment income (loss)	(1.08)%D	(1.80)%E,G	(1.11)%	.17%	(.18)%
Supplemental Data
Net assets, end of period
(000 omitted)	$58,279	$63,970	$76,327	$70,748	$90,157
Portfolio turnover rate	204%	201%	300%	285%	313%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been (1.29)% .
E Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been (1.82)% .
F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
G As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights Class C

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 12.99	$ 12.78	$ 10.94	$ 11.97	$ 16.00
Income from Investment
Operations
Net investment income
(loss)C	(.15)D	(.21)E,G	(.12)	.03	(.01)
Net realized and unrealized
gain (loss)	2.90	.42	1.97	(1.05)	(4.02)
Total from investment
operations	2.75	.21	1.85	(1.02)	(4.03)
Distributions from net
investment income	—	—	(.01)	(.01)	—
Net asset value, end of period	$ 15.74	$ 12.99	$ 12.78	$ 10.94	$ 11.97
Total ReturnA,B	21.17%	1.64%	16.93%	(8.53)%	(25.19)%
Ratios to Average Net AssetsF
Expenses before reductions	2.06%	2.08%	2.04%	2.06%	1.96%
Expenses net of fee waivers,
if any	2.03%	2.08%	2.04%	2.06%	1.96%
Expenses net of all
reductions	1.97%	2.00%	1.86%	1.87%	1.90%
Net investment income (loss)	(1.07)%D	(1.70)%E,G	(1.00)%	.27%	(.09)%
Supplemental Data
Net assets, end of period
(000 omitted)	$41,059	$42,171	$54,362	$48,337	$60,035
Portfolio turnover rate	204%	201%	300%	285%	313%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been (1.28)% .
E Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been (1.72)% .
F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
G As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights Institutional Class

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$13.48	$13.12	$11.24	$12.33	$16.30
Income from Investment
Operations
Net investment income
(loss)B	(.01)C	(.08)D,F	.01	.17	.13
Net realized and unrealized
gain (loss)	3.04	.44	2.00	(1.07)	(4.10)
Total from investment
operations	3.03	.36	2.01	(.90)	(3.97)
Distributions from net
investment income	—	—	(.13)	(.19)	—
Net asset value, end of period	$16.51	$13.48	$13.12	$11.24	$12.33
Total ReturnA	22.48%	2.74%	18.14%	(7.42)%	(24.36)%
Ratios to Average Net AssetsE
Expenses before reductions	1.01%	1.02%	.99%	.92%	.95%
Expenses net of fee waivers,
if any	1.01%	1.02%	.99%	.92%	.95%
Expenses net of all
reductions	94%	.94%	.80%	.73%	.89%
Net investment income (loss)	(.05)%C	(.64)%D,F	.05%	1.42%	.93%
Supplemental Data
Net assets, end of period
(000 omitted)	$1,827	$2,755	$2,807	$2,762	$4,603
Portfolio turnover rate	204%	201%	300%	285%	313%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been (.26)%.
D Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been (.66)%.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Notes to Financial Statements

For the period ended November 30, 2005

1. Significant Accounting Policies.

Fidelity Advisor Dynamic Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a

Annual Report

28

1. Significant Accounting Policies continued
Security Valuation continued

market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non recurring dividends recognized by the fund are presented separately on the Statement of Operations as “Special Dividends” and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and

29 Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued

Investment Transactions and Income continued

amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$38,491,534
Unrealized depreciation	(7,444,317)
Net unrealized appreciation (depreciation)	31,047,217
Capital loss carryforward	(137,410,044)

Cost for federal income tax purposes	$250,175,840

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with

Annual Report

30

2. Operating Policies continued

Repurchase Agreements continued

institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $515,188,217 and $577,050,973, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the

31 Annual Report

Notes to Financial Statements continued

4. Fees and Other Transactions with Affiliates continued
Distribution and Service Plan continued

Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$84,255	$—
Class T	25%	.25%	614,622	924
Class B	75%	.25%	571,336	428,719
Class C	75%	.25%	353,504	18,878
			$1,623,717	$448,521

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$19,036
Class T	16,664
Class B*	140,204
Class C*	2,234
$178,138

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

32

4. Fees and Other Transactions with Affiliates continued
Transfer Agent Fees continued

shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$119,907.36
Class T	437,848.36
Class B	207,397.36
Class C	124,705.35
Institutional Class	$4,737.30

	894,594

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $59,868 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less

33 Annual Report

Notes to Financial Statements continued

6. Security Lending continued

than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $103,807.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser
Class A	1.50% - 1.25%*	$9,101
Class T	1.75% - 1.50%*	30,060
Class B	2.25% - 2.00%*	13,367
Class C	2.25% - 2.00%*	9,257
		$61,785
* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $169,504 for the period. In addition, through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $81. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

		Transfer Agent
		expense reduction
Class A		$4

Annual Report	34

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

9. Share Transactions.

Transactions for each class of shares were as follows:
	Shares			Dollars
Years ended November 30,	2005	2004	2005	2004
Class A
Shares sold	1,716,737	708,128	$ 24,848,315	$9,192,076
Shares redeemed	(1,173,378)	(1,121,826)	(16,703,877)	(14,252,619)
Net increase (decrease)	543,359	(413,698)	$8,144,438	$ (5,060,543)
Class T
Shares sold	2,001,000	2,423,764	$ 28,843,556	$ 31,410,154
Shares redeemed	(5,113,085)	(6,853,843)	(70,068,462)	(86,508,234)
Net increase (decrease)	(3,112,085)	(4,430,079)	$(41,224,906)	$(55,098,080)
Class B
Shares sold	278,130	453,676	$3,855,347	$5,817,741
Shares redeemed	(1,501,358)	(1,500,791)	(20,204,866)	(18,639,265)
Net increase (decrease)	(1,223,228)	(1,047,115)	$(16,349,519)	$(12,821,524)
Class C
Shares sold	625,926	403,294	$9,154,424	$5,152,846
Shares redeemed	(1,263,040)	(1,412,689)	(16,806,953)	(17,531,013)
Net increase (decrease)	(637,114)	(1,009,395)	$(7,652,529)	$(12,378,167)
Institutional Class
Shares sold	40,846	62,058	$636,333	$801,053
Shares redeemed	(134,477)	(71,726)	(1,853,398)	(940,086)
Net increase (decrease)	(93,631)	(9,668)	$(1,217,065)	$(139,033)

35 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dynamic Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the sched ule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dynamic Capital Appreciation Fund (a fund of Fidelity Advisor Series I) at November 30, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Dynamic Capital Appreciation Fund’s management; our responsibil ity is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial state ments, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspon dence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts January 17, 2006

Annual Report

36

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

37 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Dynamic Capital Appreci ation (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity En terprise Operations and Risk Services (2004 2005), Chief Administra tive Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

38

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Annual Report

40

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Annual Report

42

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Dynamic Capital Appreciation. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

John R. Porter (38)

Year of Election or Appointment: 2004

Vice President of Advisor Dynamic Capital Appreciation. Mr. Porter also serves as Vice President of another fund advised by FMR. Prior to as suming his current responsibilities, Mr. Porter managed a variety of Fidelity funds. Mr. Porter also serves as Vice President of FMR (2004) and FMR Co., Inc. (2004).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Dynamic Capital Appreciation. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Sec retary of Fidelity Distributors Corporation (FDC) (1998 2005).

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Dynamic Capital Appreciation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an em ployee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Dynamic Capital Appreciation. Ms. Reynolds also serves as Presi dent, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Dynamic Capital Appreciation. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pric ing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Dynamic Capital Appreciation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Dynamic Capital Appreciation. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Annual Report

44

Name, Age; Principal Occupation Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Dynamic Capital Appreciation. Mr. Mehr mann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Dynamic Capital Appreciation. Ms. Monas terio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Offi cer (2002 2004) of the Franklin Templeton Funds and Senior Vice Presi dent of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Dynamic Capital Appreciation. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity In vestments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Man agement where he served as Vice President of the Investment Opera tions Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1998

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Cos tello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Ly decker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Oster held also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Schia vone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before join ing Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Man agement, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

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46

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000
Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000

	# of	% of
	Votes	Votes

Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

47 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Dynamic Capital Appreciation Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Annual Report

48

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

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50

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the fourth quartile for the one year period, the second quartile for the three year period, and the third quartile for the five year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for certain periods, although the three year cumulative total return of Institutional Class of the fund compared favorably to its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

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52

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Class A ranked below its competitive median for 2004, and the total expenses of each of Class B, Class C, Class T and Institutional Class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small fund fee reductions”). The Board considered that, if the small fund fee reductions had been in effect in 2004, the total expenses of each of Class B, Class C and Institutional Class would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

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54

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

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56

57 Annual Report

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58

59 Annual Report

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61 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
State Street Bank and Trust Company
Quincy, MA

ARG UANN-0106 1.786677.102

Fidelity® Advisor Dynamic Capital Appreciation Fund - Institutional Class

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	10	A complete list of the fund’s investments
		with their market values.
Financial Statements	18	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	27	Notes to the financial statements.
Report of Independent	35
Registered Public
Accounting Firm
Trustees and Officers	36
Proxy Voting Results	46
Board Approval of	47
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Life of
	year	years	fundA
Institutional Class	22.48%	0.81%	7.93%

A From December 28, 1998.
$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Dynamic Capital Appreciation Fund Institutional Class on December 28, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor’s 500SM Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from Fergus Shiel, who became Portfolio Manager of Fidelity® Advisor Dynamic Capital Appreciation Fund on September 30, 2005

Numerous events unfolded during the 12 month period ending November 30, 2005, that were major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index, the NASDAQ Composite® Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44%, the NASDAQ® rose 7.28% and the Dow advanced 6.07%, threatening to eclipse the 11,000 threshold for the first time since 2001.

For the 12 months ending November 30, 2005, the fund’s Institutional Class shares re turned 22.48%, more than doubling the gain of the S&P 500 and the 7.90% return of the LipperSM Capital Appreciation Funds Average. The fund’s top contributor in absolute terms and relative to the index was Internet search engine provider Google, whose stock bene fited from gains in the company’s share of the paid search market, along with several upward revisions in estimated earnings growth. In large part due to Google, information technology was the fund’s top contributing sector relative to the index. Also helpful were our results in energy, health care and consumer discretionary. In the latter sector, women’s clothing retailer Chico’s FAS was a significant contributor, aided by robust increases in same store sales. Another holding adding value was HMO UnitedHealth Group, which continued to see solid earnings growth from a combination of rising premiums and effec tive cost cutting. One detractor was Canada based Research In Motion. Legal disputes about patents for the company’s BlackBerry handheld personal messaging device side tracked the stock, and I sold it by period end. Media holding DreamWorks Animation also held back performance. The stock’s valuation became extended and, given the cyclical nature of the company’s revenue stream, I opted to sell it.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class A
Actual	$1,000.00	$1,164.60	$6.78
HypotheticalA	$1,000.00	$1,018.80	$6.33
Class T
Actual	$1,000.00	$1,162.90	$8.13
HypotheticalA	$1,000.00	$1,017.55	$7.59
Class B
Actual	$1,000.00	$1,160.30	$10.83
HypotheticalA	$1,000.00	$1,015.04	$10.10

	7		Annual Report

Shareholder Expense Example continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class C
Actual	$1,000.00	$1,159.90	$10.83
HypotheticalA	$1,000.00	$1,015.04	$10.10
Institutional Class
Actual	$1,000.00	$1,166.00	$5.43
HypotheticalA	$1,000.00	$1,020.05	$5.06

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	1.00%

Annual Report

8

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Google, Inc. Class A (sub. vtg.)	6.6	11.2
Walt Disney Co.	2.9	0.0
eBay, Inc.	2.8	7.0
Motorola, Inc.	2.7	0.0
Wal Mart Stores, Inc.	2.3	0.0
Apple Computer, Inc.	2.3	2.7
Symantec Corp.	2.2	2.6
QUALCOMM, Inc.	2.1	0.8
UnitedHealth Group, Inc.	2.1	4.5
Yahoo!, Inc.	2.1	7.3
	28.1
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Consumer Discretionary	25.6	23.7
Information Technology	25.4	39.8
Energy	13.3	19.0
Health Care	9.2	6.1
Industrials	9.0	1.1

9 Annual Report

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 99.6%

	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – 25.6%
Auto Components 0.2%
Johnson Controls, Inc.	8,300	$576,435
Diversified Consumer Services – 0.2%
ITT Educational Services, Inc. (a)	10,400	638,248
Hotels, Restaurants & Leisure 1.6%
Ambassadors Group, Inc.	29,800	747,682
Las Vegas Sands Corp.	5,900	246,089
Six Flags, Inc. (a)	205,800	1,535,268
Wynn Resorts Ltd. (a)	31,500	1,758,645
		4,287,684
Household Durables – 2.0%
D.R. Horton, Inc.	90,000	3,189,600
Harman International Industries, Inc.	6,500	633,750
KB Home	24,400	1,702,388
		5,525,738
Internet & Catalog Retail 3.6%
Blue Nile, Inc. (a)(d)	44,735	1,856,055
eBay, Inc. (a)	170,700	7,649,067
NutriSystem, Inc. (a)	8,300	323,119
		9,828,241
Leisure Equipment & Products – 0.3%
Mattel, Inc.	47,100	784,215
Media – 6.8%
Discovery Holding Co. Class A (a)	77,347	1,207,387
Getty Images, Inc. (a)	35,000	3,195,150
Grupo Televisa SA de CV (CPO) sponsored ADR	20,000	1,588,000
Knight-Ridder, Inc.	15,250	921,100
Lamar Advertising Co. Class A (a)	30,900	1,432,215
Meredith Corp.	6,600	336,600
The New York Times Co. Class A	44,435	1,221,963
Tribune Co.	19,500	623,415
Walt Disney Co.	323,600	8,067,348
		18,593,178
Multiline Retail – 0.4%
Family Dollar Stores, Inc.	47,700	1,073,727
Specialty Retail – 10.3%
Abercrombie & Fitch Co. Class A	84,300	5,169,276
AC Moore Arts & Crafts, Inc. (a)	115,000	1,645,650
American Eagle Outfitters, Inc.	158,400	3,605,184
Best Buy Co., Inc.	83,200	4,013,568

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – continued
Specialty Retail – continued
Charlotte Russe Holding, Inc. (a)	33,400	$624,580
Chico’s FAS, Inc. (a)	98,900	4,362,479
Cost Plus, Inc. (a)	30,868	567,354
DSW, Inc. Class A	55,500	1,415,805
Eddie Bauer Holdings, Inc. (a)	41,500	925,450
Gymboree Corp. (a)	93,500	2,109,360
Maidenform Brands, Inc.	57,000	733,020
Urban Outfitters, Inc. (a)	62,600	1,931,836
Wet Seal, Inc. Class A (a)(d)	252,000	1,265,040
		28,368,602
Textiles, Apparel & Luxury Goods – 0.2%
Polo Ralph Lauren Corp. Class A	10,400	557,440

TOTAL CONSUMER DISCRETIONARY		70,233,508

CONSUMER STAPLES 4.2%
Beverages – 0.1%
Hansen Natural Corp. (a)	3,400	264,010
Food & Staples Retailing – 2.3%
Wal-Mart Stores, Inc.	127,800	6,205,968
Food Products 0.4%
Archer-Daniels Midland Co.	49,400	1,164,358
Tobacco 1.4%
Reynolds American, Inc.	6,800	605,336
UST, Inc.	82,000	3,163,560
		3,768,896

TOTAL CONSUMER STAPLES		11,403,232

ENERGY 13.3%
Energy Equipment & Services – 8.6%
Baker Hughes, Inc.	34,300	1,967,105
BJ Services Co.	69,000	2,528,850
Grant Prideco, Inc. (a)	140,000	5,374,600
Halliburton Co.	2,100	133,665
National Oilwell Varco, Inc. (a)	81,350	4,931,437
Pride International, Inc. (a)	135,000	4,021,650
Schlumberger Ltd. (NY Shares)	47,500	4,547,175
		23,504,482

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

ENERGY – continued
Oil, Gas & Consumable Fuels – 4.7%
Amerada Hess Corp.	25,100	$ 3,075,252
Arch Coal, Inc.	29,200	2,249,568
Cameco Corp.	33,500	1,907,844
Peabody Energy Corp.	24,400	1,924,184
Range Resources Corp.	25,100	934,724
Valero Energy Corp.	29,000	2,789,800
		12,881,372

TOTAL ENERGY		36,385,854

FINANCIALS – 6.8%
Capital Markets 4.6%
Ameritrade Holding Corp. (a)	102,500	2,394,400
Bank of New York Co., Inc.	20,300	657,720
Charles Schwab Corp.	66,300	1,011,075
E*TRADE Financial Corp. (a)	170,000	3,318,400
Janus Capital Group, Inc.	43,900	841,563
Lehman Brothers Holdings, Inc.	3,400	428,400
Merrill Lynch & Co., Inc.	20,800	1,381,536
Morgan Stanley	46,400	2,599,792
		12,632,886
Commercial Banks – 1.9%
Bank of America Corp.	67,800	3,111,342
Wachovia Corp.	15,500	827,700
Wells Fargo & Co.	18,900	1,187,865
		5,126,907
Consumer Finance – 0.2%
First Cash Financial Services, Inc. (a)	20,900	606,100
Insurance – 0.1%
Marsh & McLennan Companies, Inc.	14,300	441,727

TOTAL FINANCIALS		18,807,620

HEALTH CARE – 9.2%
Biotechnology – 1.2%
Amgen, Inc. (a)	3,100	250,883
Biogen Idec, Inc. (a)	69,900	2,992,419
Origin Agritech Ltd. (a)	8,300	89,225
		3,332,527

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Health Care Equipment & Supplies – 1.5%
Aspect Medical Systems, Inc. (a)	42,100	$ 1,585,907
Cytyc Corp. (a)	36,600	1,006,866
St. Jude Medical, Inc. (a)	16,900	807,313
Thermo Electron Corp. (a)	25,700	792,845
		4,192,931
Health Care Providers & Services – 5.2%
American Retirement Corp. (a)	24,900	613,038
Brookdale Senior Living, Inc.	20,300	539,980
Caremark Rx, Inc. (a)	27,200	1,397,808
Express Scripts, Inc. (a)	28,100	2,373,326
IMS Health, Inc.	34,900	853,305
Medco Health Solutions, Inc. (a)	38,300	2,054,795
UnitedHealth Group, Inc.	94,800	5,674,728
VCA Antech, Inc. (a)	28,800	805,248
		14,312,228
Pharmaceuticals – 1.3%
Adams Respiratory Therapeutics, Inc.	17,039	754,657
Allergan, Inc.	7,040	704,000
Elan Corp. PLC sponsored ADR (a)	70,100	725,535
Schering-Plough Corp.	67,600	1,306,032
		3,490,224

TOTAL HEALTH CARE		25,327,910

INDUSTRIALS – 9.0%
Air Freight & Logistics – 1.1%
United Parcel Service, Inc. Class B	39,200	3,053,680
Airlines – 0.8%
Ryanair Holdings PLC sponsored ADR (a)	27,500	1,370,050
US Airways Group, Inc. (a)	26,800	900,212
		2,270,262
Construction & Engineering – 1.0%
Empresas ICA Sociedad Controladora SA de CV sponsored
ADR (a)	92,400	232,848
Granite Construction, Inc.	17,600	653,312
McDermott International, Inc. (a)	24,300	1,017,198
Quanta Services, Inc. (a)	62,800	888,620
		2,791,978

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Electrical Equipment – 1.0%
ABB Ltd. sponsored ADR (a)	142,800	$ 1,249,500
Rockwell Automation, Inc.	25,000	1,410,750
		2,660,250
Industrial Conglomerates – 1.5%
General Electric Co.	114,234	4,080,438
Machinery – 1.6%
Caterpillar, Inc.	23,800	1,375,164
Deere & Co.	25,000	1,733,750
Pentair, Inc.	35,000	1,337,000
		4,445,914
Road & Rail 1.3%
Burlington Northern Santa Fe Corp.	18,400	1,217,712
Norfolk Southern Corp.	51,500	2,278,360
		3,496,072
Trading Companies & Distributors – 0.7%
Interline Brands, Inc.	4,900	104,664
WESCO International, Inc. (a)	44,600	1,862,050
		1,966,714

TOTAL INDUSTRIALS		24,765,308

INFORMATION TECHNOLOGY – 25.4%
Communications Equipment – 6.4%
CommScope, Inc. (a)	24,800	508,648
Juniper Networks, Inc. (a)	166,400	3,742,336
Motorola, Inc.	308,200	7,424,538
QUALCOMM, Inc.	130,000	5,911,100
		17,586,622
Computers & Peripherals – 2.5%
Apple Computer, Inc. (a)	90,840	6,160,769
Dot Hill Systems Corp. (a)	41,500	274,730
Network Appliance, Inc. (a)	10,700	311,584
		6,747,083
Electronic Equipment & Instruments – 0.1%
Aeroflex, Inc. (a)	20,300	222,691
Internet Software & Services – 9.5%
Google, Inc. Class A (sub. vtg.) (a)	45,000	18,224,550
iPass, Inc. (a)	17,200	116,616

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Internet Software & Services – continued
Yahoo! Japan Corp	1,839	$ 2,225,370
Yahoo!, Inc. (a)	140,321	5,645,114
		26,211,650
IT Services – 1.1%
Electronic Data Systems Corp.	94,900	2,187,445
First Data Corp.	21,400	925,978
		3,113,423
Semiconductors & Semiconductor Equipment – 2.9%
Advanced Micro Devices, Inc. (a)	105,700	2,767,226
ATI Technologies, Inc. (a)	26,000	424,176
Broadcom Corp. Class A (a)	53,335	2,482,211
Ikanos Communications, Inc.	70,500	987,705
Integrated Device Technology, Inc. (a)	36,600	438,468
Silicon Laboratories, Inc. (a)	7,000	271,950
Texas Instruments, Inc.	16,800	545,664
		7,917,400
Software 2.9%
Microsoft Corp.	67,600	1,873,196
Symantec Corp. (a)	344,800	6,092,616
		7,965,812

TOTAL INFORMATION TECHNOLOGY		69,764,681

MATERIALS 1.9%
Chemicals – 1.3%
Airgas, Inc.	33,400	1,038,740
Monsanto Co.	34,000	2,491,180
		3,529,920
Metals & Mining – 0.6%
Allegheny Technologies, Inc.	50,100	1,652,298

TOTAL MATERIALS		5,182,218

TELECOMMUNICATION SERVICES – 4.2%
Diversified Telecommunication Services – 0.6%
Qwest Communications International, Inc. (a)	334,300	1,751,732
Wireless Telecommunication Services – 3.6%
American Tower Corp. Class A (a)	150,700	4,112,603

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

TELECOMMUNICATION SERVICES – continued
Wireless Telecommunication Services – continued
Dobson Communications Corp. Class A (a)	473,000	$ 3,486,010
Sprint Nextel Corp.	91,356	2,287,554
		9,886,167

TOTAL TELECOMMUNICATION SERVICES		11,637,899

TOTAL COMMON STOCKS
(Cost $240,306,894)		273,508,230
Convertible Preferred Stocks 0.0%

INFORMATION TECHNOLOGY – 0.0%
Communications Equipment – 0.0%
Chorum Technologies, Inc. Series E (a)(e)	2,200	0
Procket Networks, Inc. Series C (a)(e)	202,511	2
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $2,033,003)		2
Money Market Funds 2.8%
Fidelity Cash Central Fund, 4.08% (b)	5,252,825	5,252,825
Fidelity Securities Lending Cash Central Fund,
4.09% (b)(c)	2,462,000	2,462,000
TOTAL MONEY MARKET FUNDS
(Cost $7,714,825)		7,714,825
TOTAL INVESTMENT PORTFOLIO 102.4%
(Cost $250,054,722)		281,223,057

NET OTHER ASSETS – (2.4)%		(6,721,038)
NET ASSETS 100%		$ 274,502,019

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

(e) Restricted securities – Investment in
securities not registered under the
Securities Act of 1933 (excluding 144A
issues). At the end of the period, the
value of restricted securities (excluding
144A issues) amounted to $2 or 0.0% of
net assets.

Additional information on each holding is as follows:

	Acquisition	Acquisition
Security	Date	Cost
Chorum
Technologies, Inc.
Series E	9/19/00	$37,928
Procket Networks,
Inc. Series C	2/9/01	$1,999,999

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
Fidelity Cash Central Fund	$116,156
Fidelity Securities Lending Cash Central Fund	103,807
Total	$219,963

Income Tax Information

At November 30, 2005, the fund had a capital loss carryforward of approximately $137,410,044 of which $103,072,805 and $34,337,239 will expire on November 30, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Financial Statements

Statement of Assets and Liabilities
		November 30, 2005

Assets
Investment in securities, at value (including securities
loaned of $2,383,040) See accompanying
schedule:
Unaffiliated issuers (cost $242,339,897)	$273,508,232
Affiliated Central Funds (cost $7,714,825)	7,714,825
Total Investments (cost $250,054,722)		$281,223,057
Receivable for investments sold		3,615,010
Receivable for fund shares sold		2,108,993
Dividends receivable		132,566
Interest receivable		16,673
Prepaid expenses		1,344
Other receivables		70,762
Total assets		287,168,405

Liabilities
Payable for investments purchased	$9,081,244
Payable for fund shares redeemed	739,411
Accrued management fee	68,643
Distribution fees payable	139,014
Other affiliated payables	80,858
Other payables and accrued expenses	95,216
Collateral on securities loaned, at value	2,462,000
Total liabilities		12,666,386

Net Assets		$274,502,019
Net Assets consist of:
Paid in capital		$380,864,853
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(137,531,760)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		31,168,926
Net Assets		$274,502,019

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Statement of Assets and Liabilities continued
November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($44,542,079 ÷ 2,737,865 shares)	$16.27
Maximum offering price per share (100/94.25 of $16.27)	$17.26
Class T:
Net Asset Value and redemption price per share
($128,794,779 ÷ 8,021,303 shares)	$16.06
Maximum offering price per share (100/96.50 of $16.06)	$16.64
Class B:
Net Asset Value and offering price per share
($58,278,764 ÷ 3,710,355 shares)A	$15.71
Class C:
Net Asset Value and offering price per share
($41,059,059 ÷ 2,608,470 shares)A	$15.74
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($1,827,338 ÷ 110,687 shares)	$16.51

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements continued

Statement of Operations
	Year ended November 30, 2005

Investment Income
Dividends		$1,478,358
Special dividends		531,228
Interest		22,098
Income from affiliated Central Funds		219,963
Total income		2,251,647

Expenses
Management fee	$1,432,281
Transfer agent fees	894,594
Distribution fees	1,623,717
Accounting and security lending fees	122,224
Independent trustees’ compensation	1,166
Custodian fees and expenses	32,618
Registration fees	59,891
Audit	42,977
Legal	4,357
Miscellaneous	76,660
Total expenses before reductions	4,290,485
Expense reductions	(231,374)	4,059,111

Net investment income (loss)		(1,807,464)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	36,594,385
Foreign currency transactions	(31,551)
Total net realized gain (loss)		36,562,834
Change in net unrealized appreciation (depreciation) on:
Investment securities	13,084,247
Assets and liabilities in foreign currencies	(17,722)
Total change in net unrealized appreciation
(depreciation)		13,066,525
Net gain (loss)		49,629,359
Net increase (decrease) in net assets resulting from
operations		$47,821,895

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Statement of Changes in Net Assets
	Year ended	Year ended
	November 30,	November 30,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(1,807,464)	$(4,568,367)
Net realized gain (loss)	36,562,834	13,287,950
Change in net unrealized appreciation (depreciation) .	13,066,525	(6,562,446)
Net increase (decrease) in net assets resulting
from operations	47,821,895	2,157,137
Share transactions - net increase (decrease)	(58,299,581)	(85,497,347)
Total increase (decrease) in net assets	(10,477,686)	(83,340,210)

Net Assets
Beginning of period	284,979,705	368,319,915
End of period (including undistributed net investment
income of $0 and accumulated net investment loss of
$126,236, respectively)	$274,502,019	$284,979,705

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Highlights Class A

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 13.33	$ 13.02	$ 11.15	$ 12.22	$ 16.21
Income from Investment
Operations
Net investment income
(loss)C	(.05)D	(.13)E,G	(.04)	.10	.08
Net realized and unrealized
gain (loss)	2.99	.44	1.99	(1.06)	(4.07)
Total from investment
operations	2.94	.31	1.95	(.96)	(3.99)
Distributions from net
investment income	—	—	(.08)	(.11)	—
Net asset value, end of period	$ 16.27	$ 13.33	$ 13.02	$ 11.15	$ 12.22
Total ReturnA,B	22.06%	2.38%	17.64%	(7.93)%	(24.61)%
Ratios to Average Net AssetsF
Expenses before reductions	1.32%	1.38%	1.37%	1.47%	1.32%
Expenses net of fee waivers,
if any	1.29%	1.38%	1.37%	1.47%	1.32%
Expenses net of all
reductions	1.22%	1.30%	1.18%	1.28%	1.26%
Net investment income (loss)	(.32)%D	(1.00)%E,G	(.33)%	.86%	.56%
Supplemental Data
Net assets, end of period
(000 omitted)	$44,542	$29,251	$33,954	$21,734	$24,371
Portfolio turnover rate	204%	201%	300%	285%	313%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been (.53)%.
E Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been (1.02)% .
F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
G As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Highlights Class T

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 13.19	$ 12.91	$ 11.07	$ 12.13	$ 16.13
Income from Investment
Operations
Net investment income
(loss)C	(.08)D	(.16)E,G	(.07)	.08	.05
Net realized and unrealized
gain (loss)	2.95	.44	1.98	(1.06)	(4.05)
Total from investment
operations	2.87	.28	1.91	(.98)	(4.00)
Distributions from net
investment income	—	—	(.07)	(.08)	—
Net asset value, end of period	$ 16.06	$ 13.19	$ 12.91	$ 11.07	$ 12.13
Total ReturnA,B	21.76%	2.17%	17.39%	(8.13)%	(24.80)%
Ratios to Average Net AssetsF
Expenses before reductions	1.56%	1.59%	1.62%	1.66%	1.49%
Expenses net of fee waivers,
if any	1.54%	1.59%	1.62%	1.66%	1.49%
Expenses net of all
reductions	1.47%	1.52%	1.43%	1.46%	1.43%
Net investment income (loss)	(.57)%D	(1.21)%E,G	(.58)%	.68%	.39%
Supplemental Data
Net assets, end of period
(000 omitted)	$128,795	$146,833	$200,870	$172,694	$197,288
Portfolio turnover rate	204%	201%	300%	285%	313%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been (.78)%.
E Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been (1.23)% .
F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
G As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights Class B

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 12.97	$ 12.76	$ 10.93	$ 11.96	$ 16.00
Income from Investment
Operations
Net investment income
(loss)C	(.15)D	(.23)E,G	(.13)	.02	(.02)
Net realized and unrealized
gain (loss)	2.89	.44	1.96	(1.05)	(4.02)
Total from investment
operations	2.74	.21	1.83	(1.03)	(4.04)
Net asset value, end of period	$ 15.71	$ 12.97	$ 12.76	$ 10.93	$ 11.96
Total ReturnA,B	21.13%	1.65%	16.74%	(8.61)%	(25.25)%
Ratios to Average Net AssetsF
Expenses before reductions	2.07%	2.18%	2.15%	2.16%	2.05%
Expenses net of fee waivers,
if any	2.05%	2.18%	2.15%	2.16%	2.05%
Expenses net of all
reductions	1.98%	2.10%	1.97%	1.97%	1.99%
Net investment income (loss)	(1.08)%D	(1.80)%E,G	(1.11)%	.17%	(.18)%
Supplemental Data
Net assets, end of period
(000 omitted)	$58,279	$63,970	$76,327	$70,748	$90,157
Portfolio turnover rate	204%	201%	300%	285%	313%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been (1.29)% .
E Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been (1.82)% .
F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
G As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights Class C

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 12.99	$ 12.78	$ 10.94	$ 11.97	$ 16.00
Income from Investment
Operations
Net investment income
(loss)C	(.15)D	(.21)E,G	(.12)	.03	(.01)
Net realized and unrealized
gain (loss)	2.90	.42	1.97	(1.05)	(4.02)
Total from investment
operations	2.75	.21	1.85	(1.02)	(4.03)
Distributions from net
investment income	—	—	(.01)	(.01)	—
Net asset value, end of period	$ 15.74	$ 12.99	$ 12.78	$ 10.94	$ 11.97
Total ReturnA,B	21.17%	1.64%	16.93%	(8.53)%	(25.19)%
Ratios to Average Net AssetsF
Expenses before reductions	2.06%	2.08%	2.04%	2.06%	1.96%
Expenses net of fee waivers,
if any	2.03%	2.08%	2.04%	2.06%	1.96%
Expenses net of all
reductions	1.97%	2.00%	1.86%	1.87%	1.90%
Net investment income (loss)	(1.07)%D	(1.70)%E,G	(1.00)%	.27%	(.09)%
Supplemental Data
Net assets, end of period
(000 omitted)	$41,059	$42,171	$54,362	$48,337	$60,035
Portfolio turnover rate	204%	201%	300%	285%	313%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been (1.28)% .
E Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been (1.72)% .
F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
G As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights Institutional Class

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$13.48	$13.12	$11.24	$12.33	$16.30
Income from Investment
Operations
Net investment income
(loss)B	(.01)C	(.08)D,F	.01	.17	.13
Net realized and unrealized
gain (loss)	3.04	.44	2.00	(1.07)	(4.10)
Total from investment
operations	3.03	.36	2.01	(.90)	(3.97)
Distributions from net
investment income	—	—	(.13)	(.19)	—
Net asset value, end of period	$16.51	$13.48	$13.12	$11.24	$12.33
Total ReturnA	22.48%	2.74%	18.14%	(7.42)%	(24.36)%
Ratios to Average Net AssetsE
Expenses before reductions	1.01%	1.02%	.99%	.92%	.95%
Expenses net of fee waivers,
if any	1.01%	1.02%	.99%	.92%	.95%
Expenses net of all
reductions	94%	.94%	.80%	.73%	.89%
Net investment income (loss)	(.05)%C	(.64)%D,F	.05%	1.42%	.93%
Supplemental Data
Net assets, end of period
(000 omitted)	$1,827	$2,755	$2,807	$2,762	$4,603
Portfolio turnover rate	204%	201%	300%	285%	313%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.03 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been (.26)%.
D Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.00 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been (.66)%.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Notes to Financial Statements

For the period ended November 30, 2005

1. Significant Accounting Policies.

Fidelity Advisor Dynamic Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a

27 Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued

Security Valuation continued

market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non recurring dividends recognized by the fund are presented separately on the Statement of Operations as “Special Dividends” and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and

Annual Report

28

1. Significant Accounting Policies continued

Investment Transactions and Income continued

amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$38,491,534
Unrealized depreciation	(7,444,317)
Net unrealized appreciation (depreciation)	31,047,217
Capital loss carryforward	(137,410,044)

Cost for federal income tax purposes	$250,175,840

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with

29 Annual Report

Notes to Financial Statements continued

2. Operating Policies continued

Repurchase Agreements continued

institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $515,188,217 and $577,050,973, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the

Annual Report

30

4. Fees and Other Transactions with Affiliates continued
Distribution and Service Plan continued

Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$84,255	$—
Class T	25%	.25%	614,622	924
Class B	75%	.25%	571,336	428,719
Class C	75%	.25%	353,504	18,878
			$1,623,717	$448,521

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$19,036
Class T	16,664
Class B*	140,204
Class C*	2,234
$178,138

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of

31 Annual Report

Notes to Financial Statements continued

4. Fees and Other Transactions with Affiliates continued
Transfer Agent Fees continued

shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$119,907.36
Class T	437,848.36
Class B	207,397.36
Class C	124,705.35
Institutional Class	4,737.30

	$894,594

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $59,868 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less

Annual Report

32

6. Security Lending continued

than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $103,807.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser
Class A	1.50% - 1.25%*	$9,101
Class T	1.75% - 1.50%*	30,060
Class B	2.25% - 2.00%*	13,367
Class C	2.25% - 2.00%*	9,257
		$61,785
* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $169,504 for the period. In addition, through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $81. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

		Transfer Agent
		expense reduction
Class A		$4

	33	Annual Report

Notes to Financial Statements continued
8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

9. Share Transactions.

Transactions for each class of shares were as follows:
	Shares			Dollars
Years ended November 30,	2005	2004	2005	2004
Class A
Shares sold	1,716,737	708,128	$ 24,848,315	$9,192,076
Shares redeemed	(1,173,378)	(1,121,826)	(16,703,877)	(14,252,619)
Net increase (decrease)	543,359	(413,698)	$8,144,438	$ (5,060,543)
Class T
Shares sold	2,001,000	2,423,764	$ 28,843,556	$ 31,410,154
Shares redeemed	(5,113,085)	(6,853,843)	(70,068,462)	(86,508,234)
Net increase (decrease)	(3,112,085)	(4,430,079)	$(41,224,906)	$(55,098,080)
Class B
Shares sold	278,130	453,676	$3,855,347	$5,817,741
Shares redeemed	(1,501,358)	(1,500,791)	(20,204,866)	(18,639,265)
Net increase (decrease)	(1,223,228)	(1,047,115)	$(16,349,519)	$(12,821,524)
Class C
Shares sold	625,926	403,294	$9,154,424	$5,152,846
Shares redeemed	(1,263,040)	(1,412,689)	(16,806,953)	(17,531,013)
Net increase (decrease)	(637,114)	(1,009,395)	$(7,652,529)	$(12,378,167)
Institutional Class
Shares sold	40,846	62,058	$636,333	$801,053
Shares redeemed	(134,477)	(71,726)	(1,853,398)	(940,086)
Net increase (decrease)	(93,631)	(9,668)	$(1,217,065)	$(139,033)

Annual Report

34

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dynamic Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the sched ule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dynamic Capital Appreciation Fund (a fund of Fidelity Advisor Series I) at November 30, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Dynamic Capital Appreciation Fund’s management; our responsibil ity is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial state ments, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspon dence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts January 17, 2006

35 Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Annual Report

36

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Dynamic Capital Appreci ation (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity En terprise Operations and Risk Services (2004 2005), Chief Administra tive Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

37 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Annual Report

38

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

Annual Report

40

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

41 Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Dynamic Capital Appreciation. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

John R. Porter (38)

Year of Election or Appointment: 2004

Vice President of Advisor Dynamic Capital Appreciation. Mr. Porter also serves as Vice President of another fund advised by FMR. Prior to as suming his current responsibilities, Mr. Porter managed a variety of Fidelity funds. Mr. Porter also serves as Vice President of FMR (2004) and FMR Co., Inc. (2004).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Dynamic Capital Appreciation. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Sec retary of Fidelity Distributors Corporation (FDC) (1998 2005).

Annual Report

42

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Dynamic Capital Appreciation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an em ployee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Dynamic Capital Appreciation. Ms. Reynolds also serves as Presi dent, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Dynamic Capital Appreciation. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pric ing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Dynamic Capital Appreciation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Dynamic Capital Appreciation. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Dynamic Capital Appreciation. Mr. Mehr mann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Dynamic Capital Appreciation. Ms. Monas terio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Offi cer (2002 2004) of the Franklin Templeton Funds and Senior Vice Presi dent of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Dynamic Capital Appreciation. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity In vestments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Man agement where he served as Vice President of the Investment Opera tions Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1998

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Cos tello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Annual Report

44

Name, Age; Principal Occupation Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Ly decker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Oster held also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Schia vone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before join ing Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Man agement, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

45 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000
Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000

	# of	% of
	Votes	Votes

Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

Annual Report 46

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Dynamic Capital Appreciation Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

47 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

Annual Report

48

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the fourth quartile for the one year period, the second quartile for the three year period, and the third quartile for the five year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for certain periods, although the three year cumulative total return of Institutional Class of the fund compared favorably to its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

50

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Class A ranked below its competitive median for 2004, and the total expenses of each of Class B, Class C, Class T and Institutional Class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

52

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small fund fee reductions”). The Board considered that, if the small fund fee reductions had been in effect in 2004, the total expenses of each of Class B, Class C and Institutional Class would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Annual Report

54

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

55 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
State Street Bank and Trust Company
Quincy, MA

ARGI UANN-0106 1.786678.102

Fidelity® Advisor Equity Growth Fund - Class A, Class T, Class B and Class C

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	21	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	30	Notes to the financial statements.
Report of Independent	39
Registered Public
Accounting Firm
Trustees and Officers	40
Proxy Voting Results	50
Board Approval of	51
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Past 10
	year	years	years
Class A (incl. 5.75% sales charge)A	2.42%	5.06%	6.33%
Class T (incl. 3.50% sales charge)	4.67%	4.80%	6.43%
Class B (incl. contingent deferred
sales charge)B	2.83%	5.05%	6.41%
Class C (incl. contingent deferred
sales charge)C	6.83%	4.67%	6.26%
A Class A’s 12b 1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class’s average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A’s 12b 1 plan cur rently authorizes a 0.25% 12b 1 fee. The initial offering of Class A shares took place on September 3,
1996. Returns prior to September 3, 1996 are those of Class T and reflect a 0.50% 12b 1 fee (0.65%
prior to January 1, 1996).
B Class B shares bear a 1.00% 12b 1 fee. The initial offering of Class B shares took place on Decem ber 31, 1996. Returns prior to December 31, 1996 are those of Class T and reflect a 0.50% 12b 1 fee
(0.65% prior to January 1, 1996). Had Class B shares’ 12b 1 fee been reflected, returns prior to De cember 31, 1996 would have been lower. Class B shares’ contingent deferred sales charges included in the past one year, past five years and past 10 years total return figures are 5%, 2% and 0%, respectively.
C Class C shares bear a 1.00% 12b 1 fee. The initial offering of Class C shares took place on Novem ber 3, 1997. Returns between December 31, 1996 (the date Class B shares were first offered) and
November 3, 1997 are those of Class B shares and reflect Class B shares’ 1.00% 12b 1 fee. Returns prior to December 31, 1996 are those of Class T shares, and reflect a 0.50% 12b 1 fee (0.65% prior to
January 1, 1996). Had Class C shares’ 12b 1 fee been reflected, returns prior to December 31, 1996 would have been lower. Class C shares’ contingent deferred sales charges included in the past one year, past five years and past 10 years total return figures are 1%, 0% and 0%, respectively.

5 Annual Report 5

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Growth Fund Class T on November 30, 1995, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

6

Management’s Discussion of Fund Performance

Comments from Jennifer Uhrig, Portfolio Manager of Fidelity® Advisor Equity Growth Fund

Numerous events unfolded during the 12 month period ending November 30, 2005, that were major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index, the NASDAQ Composite® Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44%, the NASDAQ® rose 7.28% and the Dow advanced 6.07%, threatening to eclipse the 11,000 threshold for the first time since 2001.

Fidelity Advisor Equity Growth Fund’s Class A, Class T, Class B and Class C shares gained 8.66%, 8.47%, 7.83% and 7.83%, respectively (excluding sales charges), for the year ending November 30, 2005, lagging the Russell 3000® Growth Index’s 9.59% advance and the LipperSM Growth Funds Average’s 9.91% gain. Unfavorable stock selection owning some weak performers and not enough of some stocks that did well accounted for a big part of the shortfall versus the index. In information technology, stock picking in the tech hardware/equipment group hurt relative performance, as the fund was overweighted in Dell, which lagged, and underweighted in Motorola, which soared. Inopportune selection in the semiconductor segment emphasizing Intel over the stronger performing Texas Instruments also hurt, as did underweighting managed care stocks within health care, particularly UnitedHealth Group. Conversely, an overweighting in the energy sector and astute stock selection in a variety of other areas, including software/services and capital goods, helped offset a good deal of the lagging performance, with such stocks as oil services giant Schlumberger, refiner Valero Energy, Internet search engine Google and mining equipment maker Joy Global among the best contributors. Some stocks mentioned in this discussion were no longer held at period end.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class A
Actual	$1,000.00	$1,077.60	$5.99
HypotheticalA	$1,000.00	$1,019.30	$5.82
Class T
Actual	$1,000.00	$1,076.70	$6.98
HypotheticalA	$1,000.00	$1,018.35	$6.78
Class B
Actual	$1,000.00	$1,073.40	$10.19
HypotheticalA	$1,000.00	$1,015.24	$9.90

Annual Report	8

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class C
Actual	$1,000.00	$1,073.50	$10.14
HypotheticalA	$1,000.00	$1,015.29	$9.85
Institutional Class
Actual	$1,000.00	$1,079.60	$4.17
HypotheticalA	$1,000.00	$1,021.06	$4.05

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.15%
Class T	1.34%
Class B	1.96%
Class C	1.95%
Institutional Class	80%

9 Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
General Electric Co.	4.4	2.3
Microsoft Corp.	4.3	3.5
Johnson & Johnson	3.1	3.7
Intel Corp.	3.0	3.1
Wal Mart Stores, Inc.	2.8	2.6
American International Group, Inc.	2.2	2.0
PepsiCo, Inc.	2.1	1.9
Amgen, Inc.	1.9	0.7
QUALCOMM, Inc.	1.6	1.7
Google, Inc. Class A (sub. vtg.)	1.4	0.8
	28.8
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	28.3	29.8
Health Care	16.0	19.6
Consumer Staples	13.7	13.8
Industrials	13.6	11.4
Consumer Discretionary	11.1	10.9

Annual Report 10

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 99.8%

	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – 11.1%
Diversified Consumer Services – 0.5%
Weight Watchers International, Inc. (a)	781,200	$37,341
Household Durables – 0.1%
Garmin Ltd.	128,780	7,096
Internet & Catalog Retail 1.4%
eBay, Inc. (a)	2,146,200	96,171
NutriSystem, Inc. (a)(d)	232,100	9,036
		105,207
Media – 1.8%
E.W. Scripps Co. Class A	105,325	4,882
Gestevision Telecinco SA	178,889	4,294
Lamar Advertising Co. Class A (a)	809,640	37,527
Omnicom Group, Inc.	658,900	55,717
XM Satellite Radio Holdings, Inc. Class A (a)	1,166,916	34,144
		136,564
Multiline Retail – 2.2%
Dollar General Corp.	1,158,700	21,911
Dollar Tree Stores, Inc. (a)	1,258,600	28,897
Fred’s, Inc. Class A	1,937,356	32,179
Kohl’s Corp. (a)	1,111,200	51,115
Target Corp.	696,300	37,259
		171,361
Specialty Retail – 5.1%
Bed Bath & Beyond, Inc. (a)	1,008,500	43,023
Best Buy Co., Inc.	1,536,475	74,120
Circuit City Stores, Inc.	1,218,900	25,512
Guitar Center, Inc. (a)	513,356	27,074
Home Depot, Inc.	1,427,000	59,620
Lowe’s Companies, Inc.	1,234,100	83,277
Staples, Inc.	1,740,050	40,195
The Men’s Wearhouse, Inc. (a)	942,500	27,615
Tiffany & Co., Inc.	180,700	7,354
		387,790

TOTAL CONSUMER DISCRETIONARY		845,359

CONSUMER STAPLES – 13.7%
Beverages – 3.1%
Brown-Forman Corp. Class B (non-vtg.)	618,000	42,555

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER STAPLES – continued
Beverages – continued
Diageo PLC sponsored ADR (d)	566,150	$32,922
PepsiCo, Inc.	2,683,885	158,886
		234,363
Food & Staples Retailing – 4.8%
CVS Corp.	1,730,500	46,758
Longs Drug Stores Corp.	270,100	11,514
Wal-Mart Stores, Inc.	4,423,100	214,786
Walgreen Co.	2,070,300	94,571
		367,629
Food Products 2.4%
Bunge Ltd.	560,100	29,965
Campbell Soup Co.	1,008,000	30,452
Corn Products International, Inc.	713,800	15,882
Groupe Danone	89,100	9,170
Groupe Danone sponsored ADR	765,600	15,787
Kellogg Co.	884,500	38,980
The J.M. Smucker Co.	132,800	6,022
Wm. Wrigley Jr. Co.	524,700	35,989
		182,247
Household Products – 1.2%
Church & Dwight Co., Inc.	785,300	26,088
Colgate-Palmolive Co.	1,168,500	63,707
		89,795
Personal Products 0.3%
Avon Products, Inc.	840,990	23,001
Tobacco 1.9%
Altadis SA (Spain)	270,400	11,431
Altria Group, Inc.	1,353,200	98,499
British American Tobacco PLC	1,275,433	27,868
Imperial Tobacco Group PLC	284,000	8,468
Imperial Tobacco Group PLC sponsored ADR	63,400	3,794
		150,060

TOTAL CONSUMER STAPLES		1,047,095

ENERGY 6.1%
Energy Equipment & Services – 4.2%
Baker Hughes, Inc.	986,930	56,600

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

ENERGY – continued
Energy Equipment & Services – continued
Halliburton Co.	1,055,200	$67,163
National Oilwell Varco, Inc. (a)	662,500	40,161
Noble Corp.	346,700	24,987
Schlumberger Ltd. (NY Shares)	747,500	71,558
Smith International, Inc.	901,400	34,064
Weatherford International Ltd. (a)	397,500	27,630
		322,163
Oil, Gas & Consumable Fuels – 1.9%
Arch Coal, Inc.	382,600	29,476
BG Group PLC sponsored ADR	469,800	21,991
CONSOL Energy, Inc.	445,400	28,826
Massey Energy Co.	156,900	5,954
Peabody Energy Corp.	389,500	30,716
Sasol Ltd. sponsored ADR	666,600	22,264
		139,227

TOTAL ENERGY		461,390

FINANCIALS – 8.2%
Capital Markets 2.8%
Ameriprise Financial, Inc.	627,702	26,395
E*TRADE Financial Corp. (a)	1,712,200	33,422
Goldman Sachs Group, Inc.	173,700	22,400
Janus Capital Group, Inc.	488,200	9,359
Lazard Ltd. Class A	96,500	3,020
Merrill Lynch & Co., Inc.	568,100	37,733
Morgan Stanley	450	25
State Street Corp.	642,500	37,066
UBS AG (NY Shares)	475,300	43,690
		213,110
Commercial Banks – 0.1%
Standard Chartered PLC (United Kingdom)	420,849	9,011
Consumer Finance – 1.1%
American Express Co.	1,653,412	85,018
Insurance – 4.0%
ACE Ltd.	106,000	5,883
AFLAC, Inc.	1,295,700	62,194
American International Group, Inc.	2,544,799	170,858
Aspen Insurance Holdings Ltd.	296,700	7,426

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – continued
Insurance – continued
Axis Capital Holdings Ltd.	282,500	$8,554
Platinum Underwriters Holdings Ltd.	162,400	4,947
Prudential Financial, Inc.	478,900	37,067
The St. Paul Travelers Companies, Inc.	171,300	7,971
		304,900
Real Estate 0.2%
Mitsui Fudosan Co. Ltd.	466,000	7,525
Tokyo Tatemono Co. Ltd.	899,000	7,548
		15,073

TOTAL FINANCIALS		627,112

HEALTH CARE – 16.0%
Biotechnology – 4.5%
Amgen, Inc. (a)	1,838,690	148,805
Amylin Pharmaceuticals, Inc. (a)(d)	582,600	21,795
Genentech, Inc. (a)	709,700	67,862
Genzyme Corp. (a)	521,200	38,746
Gilead Sciences, Inc. (a)	154,400	7,827
ImClone Systems, Inc. (a)	1,092,300	35,401
QLT, Inc. (a)	654,900	4,239
Tanox, Inc. (a)	1,262,100	20,963
		345,638
Health Care Equipment & Supplies – 3.7%
Alcon, Inc.	192,400	26,974
Baxter International, Inc.	1,809,300	70,364
Becton, Dickinson & Co.	995,700	57,980
C.R. Bard, Inc.	668,300	43,353
Medtronic, Inc.	1,495,553	83,108
		281,779
Health Care Providers & Services – 0.9%
PacifiCare Health Systems, Inc. (a)	459,600	39,544
UnitedHealth Group, Inc.	455,100	27,242
		66,786
Pharmaceuticals – 6.9%
Allergan, Inc.	525,500	52,550
Barr Pharmaceuticals, Inc. (a)	408,800	23,445
Johnson & Johnson	3,883,480	239,805

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Pharmaceuticals – continued
Kos Pharmaceuticals, Inc. (a)	125,300	$8,342
MGI Pharma, Inc. (a)	1,180,400	23,301
Roche Holding AG (participation certificate)	191,426	28,768
Schering-Plough Corp.	4,240,300	81,923
Wyeth	1,586,560	65,937
		524,071

TOTAL HEALTH CARE		1,218,274

INDUSTRIALS – 13.6%
Aerospace & Defense – 1.4%
EADS NV	588,364	21,800
Meggitt PLC	673,300	3,898
Precision Castparts Corp.	549,352	28,011
Rolls Royce Group PLC	2,885,200	19,437
The Boeing Co.	432,600	29,499
		102,645
Air Freight & Logistics – 1.6%
Expeditors International of Washington, Inc.	224,000	15,906
FedEx Corp.	730,300	71,292
United Parcel Service, Inc. Class B	299,200	23,308
UTI Worldwide, Inc.	153,444	14,929
		125,435
Commercial Services & Supplies – 2.7%
Cintas Corp.	920,640	41,171
Corporate Executive Board Co.	270,600	23,410
Equifax, Inc.	855,700	32,773
Herman Miller, Inc.	748,900	22,909
Monster Worldwide, Inc. (a)	1,011,520	39,348
Robert Half International, Inc.	1,288,100	49,283
		208,894
Construction & Engineering – 0.4%
Chicago Bridge & Iron Co. NV (NY Shares)	794,700	20,575
Washington Group International, Inc. (a)	182,100	9,416
		29,991

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Industrial Conglomerates – 4.5%
General Electric Co.	9,459,270	$337,886
Smiths Group PLC	226,700	3,819
		341,705
Machinery – 1.2%
Deere & Co.	874,700	60,660
Joy Global, Inc.	538,623	28,488
Watts Water Technologies, Inc. Class A	112,900	3,262
		92,410
Marine – 0.2%
Alexander & Baldwin, Inc.	366,854	18,350
Road & Rail 1.3%
Burlington Northern Santa Fe Corp.	335,000	22,170
Canadian National Railway Co.	119,200	9,529
CSX Corp.	507,500	24,685
Norfolk Southern Corp.	602,500	26,655
Union Pacific Corp.	226,600	17,344
		100,383
Trading Companies & Distributors – 0.3%
UAP Holding Corp.	1,102,337	20,922

TOTAL INDUSTRIALS		1,040,735

INFORMATION TECHNOLOGY – 28.3%
Communications Equipment – 4.5%
Andrew Corp. (a)	1,821,900	19,913
Avaya, Inc. (a)	2,691,702	32,085
Corning, Inc. (a)	2,717,000	55,019
Harris Corp.	703,100	31,344
Nokia Corp. sponsored ADR	2,875,500	49,114
QUALCOMM, Inc.	2,744,800	124,806
Research In Motion Ltd. (a)	516,810	31,395
		343,676
Computers & Peripherals – 2.9%
Apple Computer, Inc. (a)	1,533,566	104,006
Dell, Inc. (a)	1,938,214	58,457
EMC Corp. (a)	2,931,700	40,839
UNOVA, Inc. (a)	592,886	16,678
		219,980

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Electronic Equipment & Instruments – 1.7%
Agilent Technologies, Inc. (a)	1,106,600	$39,461
Amphenol Corp. Class A	685,618	28,638
Arrow Electronics, Inc. (a)	764,500	23,700
Hon Hai Precision Industry Co. Ltd. (Foxconn)	8,044,456	40,684
		132,483
Internet Software & Services – 2.0%
aQuantive, Inc. (a)	875,193	23,534
Digital River, Inc. (a)	557,853	14,460
Digitas, Inc. (a)	680,431	8,505
Google, Inc. Class A (sub. vtg.) (a)	265,200	107,403
		153,902
IT Services – 1.2%
First Data Corp.	1,590,900	68,838
Global Payments, Inc.	180,600	7,907
Hitachi Information Systems Co. Ltd.	319,200	7,592
Nomura Research Institute Ltd.	70,800	7,268
		91,605
Semiconductors & Semiconductor Equipment – 8.8%
Altera Corp. (a)	1,651,261	30,152
Analog Devices, Inc.	1,428,300	54,161
Applied Materials, Inc.	3,426,553	62,055
ASML Holding NV (NY Shares) (a)	1,438,924	27,570
Fairchild Semiconductor International, Inc. (a)	1,444,800	25,053
Freescale Semiconductor, Inc.:
Class A (a)	865,800	22,294
Class B (a)	593,204	15,305
Intel Corp.	8,436,500	225,086
Intersil Corp. Class A	979,536	25,125
KLA Tencor Corp.	167,900	8,595
Linear Technology Corp.	655,800	24,468
MEMC Electronic Materials, Inc. (a)	1,075,400	24,067
Micron Technology, Inc. (a)	983,900	14,030
PMC-Sierra, Inc. (a)	3,320,200	26,130
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,523,767	24,178
Teradyne, Inc. (a)	1,653,800	24,195
Xilinx, Inc.	1,337,668	35,368
		667,832
Software 7.2%
Autodesk, Inc. (a)	815,500	34,023

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Software – continued
Citrix Systems, Inc. (a)	1,203,756	$32,670
Kronos, Inc. (a)	502,913	23,803
Microsoft Corp.	11,908,624	329,988
NAVTEQ Corp. (a)	583,400	24,503
Nippon System Development Co. Ltd.	258,500	7,033
Red Hat, Inc. (a)	1,341,600	31,622
SAP AG sponsored ADR	890,600	40,211
Take-Two Interactive Software, Inc. (a)	1,506,750	27,498
		551,351

TOTAL INFORMATION TECHNOLOGY		2,160,829

MATERIALS 1.6%
Chemicals – 1.6%
Ashland, Inc.	485,300	27,055
Chemtura Corp.	1,006,400	12,127
Monsanto Co.	827,500	60,631
Syngenta AG sponsored ADR	1,141,000	24,931
		124,744

TELECOMMUNICATION SERVICES – 1.1%
Wireless Telecommunication Services – 1.1%
American Tower Corp. Class A (a)	508,700	13,882
Crown Castle International Corp. (a)	862,500	23,633
Sprint Nextel Corp.	1,727,328	43,252
		80,767

UTILITIES – 0.1%
Gas Utilities 0.1%
Southern Union Co.	354,275	8,361
TOTAL COMMON STOCKS
(Cost $6,986,982)		7,614,666

Preferred Stocks 0.0%

Convertible Preferred Stocks 0.0%

INFORMATION TECHNOLOGY – 0.0%
Communications Equipment – 0.0%
Chorum Technologies, Inc. Series E (a)(e)	72,500	0

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Preferred Stocks continued
	Shares	Value (Note 1)
		(000s)
Nonconvertible Preferred Stocks 0.0%

HEALTH CARE – 0.0%
Biotechnology – 0.0%
GeneProt, Inc. Series A (a)(e)	664,000	$1
INDUSTRIALS – 0.0%
Aerospace & Defense – 0.0%
Rolls Royce Group PLC Series B	98,155,920	174
TOTAL NONCONVERTIBLE PREFERRED STOCKS		175

TOTAL PREFERRED STOCKS
(Cost $4,846)		175

Money Market Funds 1.2%
Fidelity Cash Central Fund, 4.08% (b)	52,014,780	52,015
Fidelity Securities Lending Cash Central Fund,
4.09% (b)(c)	35,842,525	35,843
TOTAL MONEY MARKET FUNDS
(Cost $87,858)		87,858
TOTAL INVESTMENT PORTFOLIO 101.0%
(Cost $7,079,686)		7,702,699

NET OTHER ASSETS – (1.0)%		(73,298)
NET ASSETS 100%		$7,629,401

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

(e) Restricted securities – Investment in
securities not registered under the
Securities Act of 1933 (excluding 144A
issues). At the end of the period, the
value of restricted securities (excluding
144A issues) amounted to $1,000 or
0.0% of net assets.

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Additional information on each holding is as follows:

	Acquisition	Acquisition
Security	Date	Cost (000s)
Chorum
Technologies, Inc.
Series E	9/19/00	$1,250
GeneProt, Inc.
Series A	7/7/00	$3,652

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Income received
Fund	(Amounts in thousands)
Fidelity Cash Central Fund	$1,065
Fidelity Securities Lending Cash Central Fund	331
Total	$1,396

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	89.6%
United Kingdom	1.7%
Switzerland	1.6%
Netherlands	1.0%
Others (individually less than 1%) .	6.1%
100.0%

Income Tax Information

At November 30, 2005, the fund had a capital loss carryforward of approximately $2,291,869,000 of which $55,892,000 and $2,235,977,000 will expire on November 30, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report 20

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		November 30, 2005

Assets
Investment in securities, at value (including securities
loaned of $34,804) See accompanying schedule:
Unaffiliated issuers (cost $6,991,828)	$7,614,841
Affiliated Central Funds (cost $87,858)	87,858
Total Investments (cost $7,079,686)		$7,702,699
Cash		93
Foreign currency held at value (cost $401)		392
Receivable for investments sold		66,875
Receivable for fund shares sold		5,354
Dividends receivable		7,165
Interest receivable		186
Prepaid expenses		45
Other affiliated receivables		81
Other receivables		368
Total assets		7,783,258

Liabilities
Payable for investments purchased	$91,444
Payable for fund shares redeemed	17,506
Accrued management fee	3,602
Distribution fees payable	2,823
Other affiliated payables	1,846
Other payables and accrued expenses	793
Collateral on securities loaned, at value	35,843
Total liabilities		153,857

Net Assets		$7,629,401
Net Assets consist of:
Paid in capital		$9,344,990
Accumulated net investment loss		(270)
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(2,338,324)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		623,005
Net Assets		$7,629,401

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements continued

Statement of Assets and Liabilities continued
Amounts in thousands (except per share amounts)	November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($1,385,548 ÷ 28,839 shares)	$48.04
Maximum offering price per share (100/94.25 of $48.04)	$50.97
Class T:
Net Asset Value and redemption price per share
($3,857,687 ÷ 80,117 shares)	$48.15
Maximum offering price per share (100/96.50 of $48.15)	$49.90
Class B:
Net Asset Value and offering price per share ($765,829
÷ 16,948 shares)A	$45.19
Class C:
Net Asset Value and offering price per share ($364,974
÷ 7,955 shares)A	$45.88
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($1,255,363 ÷ 24,683 shares)	$50.86

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 22

Statement of Operations
Amounts in thousands	Year ended November 30, 2005

Investment Income
Dividends		$80,534
Interest		51
Income from affiliated Central Funds		1,396
Total income		81,981

Expenses
Management fee	$49,183
Transfer agent fees	20,852
Distribution fees	37,437
Accounting and security lending fees	1,312
Independent trustees’ compensation	41
Appreciation in deferred trustee compensation account	15
Custodian fees and expenses	228
Registration fees	182
Audit	95
Legal	37
Interest	92
Miscellaneous	1,030
Total expenses before reductions	110,504
Expense reductions	(3,706)	106,798

Net investment income (loss)		(24,817)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities: Unaffiliated issuers	687,496
Foreign currency transactions	913
Total net realized gain (loss)		688,409
Change in net unrealized appreciation (depreciation) on:
Investment securities	(16,917)
Assets and liabilities in foreign currencies	(104)
Total change in net unrealized appreciation
(depreciation)		(17,021)
Net gain (loss)		671,388
Net increase (decrease) in net assets resulting from
operations		$646,571

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
	Year ended	Year ended
	November 30,	November 30,
Amounts in thousands	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(24,817)	$(12,570)
Net realized gain (loss)	688,409	1,146,578
Change in net unrealized appreciation (depreciation) .	(17,021)	(898,046)
Net increase (decrease) in net assets resulting
from operations	646,571	235,962
Share transactions - net increase (decrease)	(3,400,079)	(216,535)
Total increase (decrease) in net assets	(2,753,508)	19,427

Net Assets
Beginning of period	10,382,909	10,363,482
End of period (including accumulated net investment
loss of $270 and accumulated net investment loss of
$161, respectively)	$7,629,401	$10,382,909

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights Class A

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 44.21	$ 43.05	$ 36.42	$ 47.97	$ 62.16
Income from Investment
Operations
Net investment income (loss)C	(.06)	—D,F	(.06)	(.12)	(.11)
Net realized and unrealized
gain (loss)	3.89	1.16	6.69	(11.43)	(10.63)
Total from investment operations	3.83	1.16	6.63	(11.55)	(10.74)
Distributions from net realized
gain	—	—	—	—	(3.45)
Net asset value, end of period	$ 48.04	$ 44.21	$ 43.05	$ 36.42	$ 47.97
Total ReturnA,B	8.66%	2.69%	18.20%	(24.08)%	(18.27)%
Ratios to Average Net AssetsE
Expenses before reductions	1.14%	1.15%	1.18%	1.20%	1.12%
Expenses net of fee waivers, if
any	1.14%	1.15%	1.18%	1.20%	1.12%
Expenses net of all reductions	1.10%	1.11%	1.14%	1.12%	1.09%
Net investment income (loss)	(.14)%	.01%	(.17)%	(.29)%	(.20)%
Supplemental Data
Net assets, end of period (in
millions)	$ 1,386	$ 1,127	$ 770	$ 560	$ 613
Portfolio turnover rate	80%	75%	62%	93%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.11 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights Class T

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 44.39	$ 43.31	$ 36.71	$ 48.42	$ 62.88
Income from Investment
Operations
Net investment income (loss)C	(.15)	(.08)D	(.13)	(.19)	(.20)
Net realized and unrealized
gain (loss)	3.91	1.16	6.73	(11.52)	(10.81)
Total from investment operations	3.76	1.08	6.60	(11.71)	(11.01)
Distributions from net realized
gain	—	—	—	—	(3.45)
Net asset value, end of period	$ 48.15	$ 44.39	$ 43.31	$ 36.71	$ 48.42
Total ReturnA,B	8.47%	2.49%	17.98%	(24.18)%	(18.51)%
Ratios to Average Net AssetsE
Expenses before reductions	1.33%	1.33%	1.36%	1.36%	1.29%
Expenses net of fee waivers, if
any	1.33%	1.33%	1.36%	1.36%	1.29%
Expenses net of all reductions	1.29%	1.30%	1.32%	1.28%	1.26%
Net investment income (loss)	(.34)%	(.18)%	(.35)%	(.45)%	(.37)%
Supplemental Data
Net assets, end of period (in
millions)	$ 3,858	$ 5,055	$ 5,425	$ 4,792	$ 7,120
Portfolio turnover rate	80%	75%	62%	93%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.12 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights Class B

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 41.91	$ 41.15	$ 35.08	$ 46.55	$ 60.93
Income from Investment
Operations
Net investment income (loss)C	(.41)	(.33)D	(.33)	(.42)	(.50)
Net realized and unrealized
gain (loss)	3.69	1.09	6.40	(11.05)	(10.43)
Total from investment operations	3.28	.76	6.07	(11.47)	(10.93)
Distributions from net realized
gain	—	—	—		(3.45)
Net asset value, end of period	$ 45.19	$ 41.91	$ 41.15	$ 35.08	$ 46.55
Total ReturnA,B	7.83%	1.85%	17.30%	(24.64)%	(18.99)%
Ratios to Average Net AssetsE
Expenses before reductions	1.96%	2.02%	2.03%	1.99%	1.90%
Expenses net of fee waivers, if
any	1.95%	1.95%	1.95%	1.95%	1.90%
Expenses net of all reductions	1.91%	1.92%	1.91%	1.88%	1.87%
Net investment income (loss)	(.96)%	(.80)%	(.94)%	(1.05)%	(.98)%
Supplemental Data
Net assets, end of period (in
millions)	$ 766	$ 1,027	$ 1,205	$ 1,135	$ 1,775
Portfolio turnover rate	80%	75%	62%	93%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.11 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights Class C

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 42.55	$ 41.77	$ 35.61	$ 47.23	$ 61.75
Income from Investment
Operations
Net investment income (loss)C	(.41)	(.33)D	(.34)	(.41)	(.47)
Net realized and unrealized
gain (loss)	3.74	1.11	6.50	(11.21)	(10.60)
Total from investment operations	3.33	.78	6.16	(11.62)	(11.07)
Distributions from net realized
gain	—	—	—	—	(3.45)
Net asset value, end of period	$ 45.88	$ 42.55	$ 41.77	$ 35.61	$ 47.23
Total ReturnA,B	7.83%	1.87%	17.30%	(24.60)%	(18.97)%
Ratios to Average Net AssetsE
Expenses before reductions	1.94%	1.93%	1.94%	1.92%	1.84%
Expenses net of fee waivers, if
any	1.94%	1.93%	1.94%	1.92%	1.84%
Expenses net of all reductions	1.90%	1.90%	1.90%	1.85%	1.81%
Net investment income (loss)	(.95)%	(.78)%	(.93)%	(1.02)%	(.92)%
Supplemental Data
Net assets, end of period (in
millions)	$ 365	$ 481	$ 547	$ 504	$ 757
Portfolio turnover rate	80%	75%	62%	93%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.11 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Financial Highlights Institutional Class

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 46.63	$ 45.24	$ 38.11	$ 49.97	$ 64.43
Income from Investment
Operations
Net investment income (loss)B	10	.18C	.10	.06	.09
Net realized and unrealized
gain (loss)	4.13	1.21	7.03	(11.92)	(11.10)
Total from investment operations	4.23	1.39	7.13	(11.86)	(11.01)
Distributions from net realized
gain	—	—	—	—	(3.45)
Net asset value, end of period	$ 50.86	$ 46.63	$ 45.24	$ 38.11	$ 49.97
Total ReturnA	9.07%	3.07%	18.71%	(23.73)%	(18.04)%
Ratios to Average Net AssetsD
Expenses before reductions	79%	.76%	.76%	.76%	.75%
Expenses net of fee waivers, if
any	79%	.76%	.76%	.76%	.75%
Expenses net of all reductions	75%	.73%	.72%	.68%	.72%
Net investment income (loss)	21%	.39%	.25%	.15%	.17%
Supplemental Data
Net assets, end of period (in
millions)	$ 1,255	$ 2,692	$ 2,417	$ 1,972	$ 1,941
Portfolio turnover rate	80%	75%	62%	93%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Investment income per share reflects a special dividend which amounted to $.12 per share.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Notes to Financial Statements

For the period ended November 30, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Equity Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of

Annual Report

30

1. Significant Accounting Policies continued
Security Valuation continued

the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

31 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

1. Significant Accounting Policies continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross section of other Fidelity funds, and are marked to market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, deferred trus tees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$874,628
Unrealized depreciation	(298,148)
Net unrealized appreciation (depreciation)	576,480
Capital loss carryforward	(2,291,869)

Cost for federal income tax purposes	$7,126,219

Annual Report

32

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $6,894,505 and $10,072,430, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the

33 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued
Distribution and Service Plan continued

Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$3,023	$4
Class T	25%	.25%	21,651	128
Class B	75%	.25%	8,710	6,537
Class C	75%	.25%	4,053	329

			$37,437	$6,998

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$134
Class T	116
Class B*	2,052
Class C*	35
$2,337

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the

Annual Report

34

4. Fees and Other Transactions with Affiliates continued
Transfer Agent Fees continued

respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$3,417.28
Class T	9,766.23
Class B	3,061.35
Class C	1,355.33
Institutional Class	3,253.18

	$20,852

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $373 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:

			Interest Earned
Borrower	Average Daily	Weighted Average	(included in
or Lender	Loan Balance	Interest Rate	interest income)	Interest Expense
Borrower	$17,387	3.12%	—	$92

35 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $331.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense	Reimbursement
	Limitations	from adviser
Class B	1.95% — 2.00%*	$84
* Expense limitation in effect at period end.

Annual Report

36

7. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $3,554 for the period. In addition, through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $3. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$13
Class T	50
Class C	2
$65

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

37 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2005	2004	2005	2004
Class A
Shares sold	12,377	13,304	$558,075	$581,951
Shares redeemed	(9,044)	(5,676)	(407,461)	(247,356)
Net increase (decrease)	3,333	7,628	$150,614	$334,595
Class T
Shares sold	13,921	26,777	$627,022	$1,186,255
Shares redeemed	(47,702)	(38,146)	(2,143,932)	(1,674,324)
Net increase (decrease)	(33,781)	(11,369)	$(1,516,910)	$(488,069)
Class B
Shares sold	627	1,609	$26,518	$67,809
Shares redeemed	(8,181)	(6,380)	(347,327)	(264,087)
Net increase (decrease)	(7,554)	(4,771)	$(320,809)	$(196,278)
Class C
Shares sold	928	2,102	$39,950	$89,590
Shares redeemed	(4,271)	(3,891)	(184,004)	(162,945)
Net increase (decrease)	(3,343)	(1,789)	$(144,054)	$(73,355)
Institutional Class
Shares sold	9,036	19,313	$427,185	$893,697
Shares redeemed	(42,096)	(14,999)	(1,996,105)	(687,125)
Net increase (decrease)	(33,060)	4,314	$(1,568,920)	$206,572

Annual Report

38

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advi sor Equity Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the sched ule of investments as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of November 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Growth Fund as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts January 17, 2006

39 Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Annual Report

40

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Equity Growth

(2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR

(2005 present). Previously, Mr. Jonas served as President of Fidelity En terprise Operations and Risk Services (2004 2005), Chief Administra tive Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

41 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). Dur ing his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Annual Report

42

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

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44

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

45 Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Equity Growth. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Jennifer S. Uhrig (44)

Year of Election or Appointment: 1997

Vice President of Advisor Equity Growth. Ms. Uhrig serves as Vice Presi dent of another fund advised by FMR. Ms. Uhrig also serves as Vice President of FMR and FMR Co., Inc. (2001).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Equity Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Manage ment & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

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46

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Equity Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Equity Growth. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Equity Growth. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Equity Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Op erating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Equity Growth. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Equity Growth. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s de partment of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accoun tant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1986

Assistant Treasurer of Advisor Equity Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

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48

Name, Age; Principal Occupation Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Equity Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Equity Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Previously, Mr. Ryan served as Vice Pres ident of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Growth. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

49 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000
Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000

	# of	% of
	Votes	Votes

Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

Annual Report 50

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Equity Growth Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

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52

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the fourth quartile for the one and three year periods and the third quartile for the five year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for certain periods, although the five year cumulative total return of Institutional Class of the fund was higher than its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund’s disappointing performance.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

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54

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each class’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

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Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

Annual Report

58

59 Annual Report

Annual Report

60

61 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
JPMorgan Chase Bank
New York, NY

EPG UANN-0106 1.786679.102

Fidelity® Advisor Equity Growth Fund - Institutional Class

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	10	A complete list of the fund’s investments
		with their market values.
Financial Statements	20	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	29	Notes to the financial statements.
Report of Independent	38
Registered Public
Accounting Firm
Trustees and Officers	39
Proxy Voting Results	49
Board Approval of	50
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Past 10
	year	years	years
Institutional Class	9.07%	3.56%	7.40%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Growth Fund Institutional Class on November 30, 1995. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from Jennifer Uhrig, Portfolio Manager of Fidelity® Advisor Equity Growth Fund

Numerous events unfolded during the 12 month period ending November 30, 2005, that were major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index, the NASDAQ Composite® Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44%, the NASDAQ® rose 7.28% and the Dow advanced 6.07%, threatening to eclipse the 11,000 threshold for the first time since 2001.

Fidelity Advisor Equity Growth Fund’s Institutional Class shares were up 9.07%, modestly behind the Russell 3000® Growth Index and the LipperSM Growth Funds Average, which advanced 9.59% and 9.91% respectively. Unfavorable stock selection owning some weak performers and not enough of some stocks that did well accounted for a big part of the shortfall versus the index. In information technology, stock picking in the tech hardware/ equipment group hurt relative performance, as the fund was overweighted in Dell, which lagged, and underweighted in Motorola, which soared. Inopportune selection in the semiconductor segment emphasizing Intel over the stronger performing Texas Instru ments also hurt, as did underweighting managed care stocks within health care, particularly UnitedHealth Group. Conversely, an overweighting in the energy sector and astute stock selection in a variety of other areas, including software/services and capital goods, helped offset a good deal of the lagging performance, with such stocks as oil services giant Schlumberger, refiner Valero Energy, Internet search engine Google and mining equipment maker Joy Global among the best contributors. Some stocks mentioned in this discussion were no longer held at period end.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class A
Actual	$1,000.00	$1,077.60	$5.99
HypotheticalA	$1,000.00	$1,019.30	$5.82
Class T
Actual	$1,000.00	$1,076.70	$6.98
HypotheticalA	$1,000.00	$1,018.35	$6.78
Class B
Actual	$1,000.00	$1,073.40	$10.19
HypotheticalA	$1,000.00	$1,015.24	$9.90

	7		Annual Report

Shareholder Expense Example continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class C
Actual	$1,000.00	$1,073.50	$10.14
HypotheticalA	$1,000.00	$1,015.29	$9.85
Institutional Class
Actual	$1,000.00	$1,079.60	$4.17
HypotheticalA	$1,000.00	$1,021.06	$4.05

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.15%
Class T	1.34%
Class B	1.96%
Class C	1.95%
Institutional Class	80%

Annual Report

8

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
General Electric Co.	4.4	2.3
Microsoft Corp.	4.3	3.5
Johnson & Johnson	3.1	3.7
Intel Corp.	3.0	3.1
Wal Mart Stores, Inc.	2.8	2.6
American International Group, Inc.	2.2	2.0
PepsiCo, Inc.	2.1	1.9
Amgen, Inc.	1.9	0.7
QUALCOMM, Inc.	1.6	1.7
Google, Inc. Class A (sub. vtg.)	1.4	0.8
	28.8
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	28.3	29.8
Health Care	16.0	19.6
Consumer Staples	13.7	13.8
Industrials	13.6	11.4
Consumer Discretionary	11.1	10.9

9 Annual Report

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 99.8%

	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – 11.1%
Diversified Consumer Services – 0.5%
Weight Watchers International, Inc. (a)	781,200	$37,341
Household Durables – 0.1%
Garmin Ltd.	128,780	7,096
Internet & Catalog Retail 1.4%
eBay, Inc. (a)	2,146,200	96,171
NutriSystem, Inc. (a)(d)	232,100	9,036
		105,207
Media – 1.8%
E.W. Scripps Co. Class A	105,325	4,882
Gestevision Telecinco SA	178,889	4,294
Lamar Advertising Co. Class A (a)	809,640	37,527
Omnicom Group, Inc.	658,900	55,717
XM Satellite Radio Holdings, Inc. Class A (a)	1,166,916	34,144
		136,564
Multiline Retail – 2.2%
Dollar General Corp.	1,158,700	21,911
Dollar Tree Stores, Inc. (a)	1,258,600	28,897
Fred’s, Inc. Class A	1,937,356	32,179
Kohl’s Corp. (a)	1,111,200	51,115
Target Corp.	696,300	37,259
		171,361
Specialty Retail – 5.1%
Bed Bath & Beyond, Inc. (a)	1,008,500	43,023
Best Buy Co., Inc.	1,536,475	74,120
Circuit City Stores, Inc.	1,218,900	25,512
Guitar Center, Inc. (a)	513,356	27,074
Home Depot, Inc.	1,427,000	59,620
Lowe’s Companies, Inc.	1,234,100	83,277
Staples, Inc.	1,740,050	40,195
The Men’s Wearhouse, Inc. (a)	942,500	27,615
Tiffany & Co., Inc.	180,700	7,354
		387,790

TOTAL CONSUMER DISCRETIONARY		845,359

CONSUMER STAPLES – 13.7%
Beverages – 3.1%
Brown-Forman Corp. Class B (non-vtg.)	618,000	42,555

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER STAPLES – continued
Beverages – continued
Diageo PLC sponsored ADR (d)	566,150	$32,922
PepsiCo, Inc.	2,683,885	158,886
		234,363
Food & Staples Retailing – 4.8%
CVS Corp.	1,730,500	46,758
Longs Drug Stores Corp.	270,100	11,514
Wal-Mart Stores, Inc.	4,423,100	214,786
Walgreen Co.	2,070,300	94,571
		367,629
Food Products 2.4%
Bunge Ltd.	560,100	29,965
Campbell Soup Co.	1,008,000	30,452
Corn Products International, Inc.	713,800	15,882
Groupe Danone	89,100	9,170
Groupe Danone sponsored ADR	765,600	15,787
Kellogg Co.	884,500	38,980
The J.M. Smucker Co.	132,800	6,022
Wm. Wrigley Jr. Co.	524,700	35,989
		182,247
Household Products – 1.2%
Church & Dwight Co., Inc.	785,300	26,088
Colgate-Palmolive Co.	1,168,500	63,707
		89,795
Personal Products 0.3%
Avon Products, Inc.	840,990	23,001
Tobacco 1.9%
Altadis SA (Spain)	270,400	11,431
Altria Group, Inc.	1,353,200	98,499
British American Tobacco PLC	1,275,433	27,868
Imperial Tobacco Group PLC	284,000	8,468
Imperial Tobacco Group PLC sponsored ADR	63,400	3,794
		150,060

TOTAL CONSUMER STAPLES		1,047,095

ENERGY 6.1%
Energy Equipment & Services – 4.2%
Baker Hughes, Inc.	986,930	56,600

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

ENERGY – continued
Energy Equipment & Services – continued
Halliburton Co.	1,055,200	$67,163
National Oilwell Varco, Inc. (a)	662,500	40,161
Noble Corp.	346,700	24,987
Schlumberger Ltd. (NY Shares)	747,500	71,558
Smith International, Inc.	901,400	34,064
Weatherford International Ltd. (a)	397,500	27,630
		322,163
Oil, Gas & Consumable Fuels – 1.9%
Arch Coal, Inc.	382,600	29,476
BG Group PLC sponsored ADR	469,800	21,991
CONSOL Energy, Inc.	445,400	28,826
Massey Energy Co.	156,900	5,954
Peabody Energy Corp.	389,500	30,716
Sasol Ltd. sponsored ADR	666,600	22,264
		139,227

TOTAL ENERGY		461,390

FINANCIALS – 8.2%
Capital Markets 2.8%
Ameriprise Financial, Inc.	627,702	26,395
E*TRADE Financial Corp. (a)	1,712,200	33,422
Goldman Sachs Group, Inc.	173,700	22,400
Janus Capital Group, Inc.	488,200	9,359
Lazard Ltd. Class A	96,500	3,020
Merrill Lynch & Co., Inc.	568,100	37,733
Morgan Stanley	450	25
State Street Corp.	642,500	37,066
UBS AG (NY Shares)	475,300	43,690
		213,110
Commercial Banks – 0.1%
Standard Chartered PLC (United Kingdom)	420,849	9,011
Consumer Finance – 1.1%
American Express Co.	1,653,412	85,018
Insurance – 4.0%
ACE Ltd.	106,000	5,883
AFLAC, Inc.	1,295,700	62,194
American International Group, Inc.	2,544,799	170,858
Aspen Insurance Holdings Ltd.	296,700	7,426

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – continued
Insurance – continued
Axis Capital Holdings Ltd.	282,500	$8,554
Platinum Underwriters Holdings Ltd.	162,400	4,947
Prudential Financial, Inc.	478,900	37,067
The St. Paul Travelers Companies, Inc.	171,300	7,971
		304,900
Real Estate 0.2%
Mitsui Fudosan Co. Ltd.	466,000	7,525
Tokyo Tatemono Co. Ltd.	899,000	7,548
		15,073

TOTAL FINANCIALS		627,112

HEALTH CARE – 16.0%
Biotechnology – 4.5%
Amgen, Inc. (a)	1,838,690	148,805
Amylin Pharmaceuticals, Inc. (a)(d)	582,600	21,795
Genentech, Inc. (a)	709,700	67,862
Genzyme Corp. (a)	521,200	38,746
Gilead Sciences, Inc. (a)	154,400	7,827
ImClone Systems, Inc. (a)	1,092,300	35,401
QLT, Inc. (a)	654,900	4,239
Tanox, Inc. (a)	1,262,100	20,963
		345,638
Health Care Equipment & Supplies – 3.7%
Alcon, Inc.	192,400	26,974
Baxter International, Inc.	1,809,300	70,364
Becton, Dickinson & Co.	995,700	57,980
C.R. Bard, Inc.	668,300	43,353
Medtronic, Inc.	1,495,553	83,108
		281,779
Health Care Providers & Services – 0.9%
PacifiCare Health Systems, Inc. (a)	459,600	39,544
UnitedHealth Group, Inc.	455,100	27,242
		66,786
Pharmaceuticals – 6.9%
Allergan, Inc.	525,500	52,550
Barr Pharmaceuticals, Inc. (a)	408,800	23,445
Johnson & Johnson	3,883,480	239,805

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Pharmaceuticals – continued
Kos Pharmaceuticals, Inc. (a)	125,300	$8,342
MGI Pharma, Inc. (a)	1,180,400	23,301
Roche Holding AG (participation certificate)	191,426	28,768
Schering-Plough Corp.	4,240,300	81,923
Wyeth	1,586,560	65,937
		524,071

TOTAL HEALTH CARE		1,218,274

INDUSTRIALS – 13.6%
Aerospace & Defense – 1.4%
EADS NV	588,364	21,800
Meggitt PLC	673,300	3,898
Precision Castparts Corp.	549,352	28,011
Rolls Royce Group PLC	2,885,200	19,437
The Boeing Co.	432,600	29,499
		102,645
Air Freight & Logistics – 1.6%
Expeditors International of Washington, Inc.	224,000	15,906
FedEx Corp.	730,300	71,292
United Parcel Service, Inc. Class B	299,200	23,308
UTI Worldwide, Inc.	153,444	14,929
		125,435
Commercial Services & Supplies – 2.7%
Cintas Corp.	920,640	41,171
Corporate Executive Board Co.	270,600	23,410
Equifax, Inc.	855,700	32,773
Herman Miller, Inc.	748,900	22,909
Monster Worldwide, Inc. (a)	1,011,520	39,348
Robert Half International, Inc.	1,288,100	49,283
		208,894
Construction & Engineering – 0.4%
Chicago Bridge & Iron Co. NV (NY Shares)	794,700	20,575
Washington Group International, Inc. (a)	182,100	9,416
		29,991

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Industrial Conglomerates – 4.5%
General Electric Co.	9,459,270	$337,886
Smiths Group PLC	226,700	3,819
		341,705
Machinery – 1.2%
Deere & Co.	874,700	60,660
Joy Global, Inc.	538,623	28,488
Watts Water Technologies, Inc. Class A	112,900	3,262
		92,410
Marine – 0.2%
Alexander & Baldwin, Inc.	366,854	18,350
Road & Rail 1.3%
Burlington Northern Santa Fe Corp.	335,000	22,170
Canadian National Railway Co.	119,200	9,529
CSX Corp.	507,500	24,685
Norfolk Southern Corp.	602,500	26,655
Union Pacific Corp.	226,600	17,344
		100,383
Trading Companies & Distributors – 0.3%
UAP Holding Corp.	1,102,337	20,922

TOTAL INDUSTRIALS		1,040,735

INFORMATION TECHNOLOGY – 28.3%
Communications Equipment – 4.5%
Andrew Corp. (a)	1,821,900	19,913
Avaya, Inc. (a)	2,691,702	32,085
Corning, Inc. (a)	2,717,000	55,019
Harris Corp.	703,100	31,344
Nokia Corp. sponsored ADR	2,875,500	49,114
QUALCOMM, Inc.	2,744,800	124,806
Research In Motion Ltd. (a)	516,810	31,395
		343,676
Computers & Peripherals – 2.9%
Apple Computer, Inc. (a)	1,533,566	104,006
Dell, Inc. (a)	1,938,214	58,457
EMC Corp. (a)	2,931,700	40,839
UNOVA, Inc. (a)	592,886	16,678
		219,980

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Electronic Equipment & Instruments – 1.7%
Agilent Technologies, Inc. (a)	1,106,600	$39,461
Amphenol Corp. Class A	685,618	28,638
Arrow Electronics, Inc. (a)	764,500	23,700
Hon Hai Precision Industry Co. Ltd. (Foxconn)	8,044,456	40,684
		132,483
Internet Software & Services – 2.0%
aQuantive, Inc. (a)	875,193	23,534
Digital River, Inc. (a)	557,853	14,460
Digitas, Inc. (a)	680,431	8,505
Google, Inc. Class A (sub. vtg.) (a)	265,200	107,403
		153,902
IT Services – 1.2%
First Data Corp.	1,590,900	68,838
Global Payments, Inc.	180,600	7,907
Hitachi Information Systems Co. Ltd.	319,200	7,592
Nomura Research Institute Ltd.	70,800	7,268
		91,605
Semiconductors & Semiconductor Equipment – 8.8%
Altera Corp. (a)	1,651,261	30,152
Analog Devices, Inc.	1,428,300	54,161
Applied Materials, Inc.	3,426,553	62,055
ASML Holding NV (NY Shares) (a)	1,438,924	27,570
Fairchild Semiconductor International, Inc. (a)	1,444,800	25,053
Freescale Semiconductor, Inc.:
Class A (a)	865,800	22,294
Class B (a)	593,204	15,305
Intel Corp.	8,436,500	225,086
Intersil Corp. Class A	979,536	25,125
KLA Tencor Corp.	167,900	8,595
Linear Technology Corp.	655,800	24,468
MEMC Electronic Materials, Inc. (a)	1,075,400	24,067
Micron Technology, Inc. (a)	983,900	14,030
PMC-Sierra, Inc. (a)	3,320,200	26,130
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,523,767	24,178
Teradyne, Inc. (a)	1,653,800	24,195
Xilinx, Inc.	1,337,668	35,368
		667,832
Software 7.2%
Autodesk, Inc. (a)	815,500	34,023

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Software – continued
Citrix Systems, Inc. (a)	1,203,756	$32,670
Kronos, Inc. (a)	502,913	23,803
Microsoft Corp.	11,908,624	329,988
NAVTEQ Corp. (a)	583,400	24,503
Nippon System Development Co. Ltd.	258,500	7,033
Red Hat, Inc. (a)	1,341,600	31,622
SAP AG sponsored ADR	890,600	40,211
Take-Two Interactive Software, Inc. (a)	1,506,750	27,498
		551,351

TOTAL INFORMATION TECHNOLOGY		2,160,829

MATERIALS 1.6%
Chemicals – 1.6%
Ashland, Inc.	485,300	27,055
Chemtura Corp.	1,006,400	12,127
Monsanto Co.	827,500	60,631
Syngenta AG sponsored ADR	1,141,000	24,931
		124,744

TELECOMMUNICATION SERVICES – 1.1%
Wireless Telecommunication Services – 1.1%
American Tower Corp. Class A (a)	508,700	13,882
Crown Castle International Corp. (a)	862,500	23,633
Sprint Nextel Corp.	1,727,328	43,252
		80,767

UTILITIES – 0.1%
Gas Utilities 0.1%
Southern Union Co.	354,275	8,361
TOTAL COMMON STOCKS
(Cost $6,986,982)		7,614,666

Preferred Stocks 0.0%

Convertible Preferred Stocks 0.0%

INFORMATION TECHNOLOGY – 0.0%
Communications Equipment – 0.0%
Chorum Technologies, Inc. Series E (a)(e)	72,500	0

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Preferred Stocks continued
	Shares	Value (Note 1)
		(000s)
Nonconvertible Preferred Stocks 0.0%
HEALTH CARE – 0.0%
Biotechnology – 0.0%
GeneProt, Inc. Series A (a)(e)	664,000	$1
INDUSTRIALS – 0.0%
Aerospace & Defense – 0.0%
Rolls Royce Group PLC Series B	98,155,920	174
TOTAL NONCONVERTIBLE PREFERRED STOCKS		175

TOTAL PREFERRED STOCKS
(Cost $4,846)		175

Money Market Funds 1.2%
Fidelity Cash Central Fund, 4.08% (b)	52,014,780	52,015
Fidelity Securities Lending Cash Central Fund,
4.09% (b)(c)	35,842,525	35,843
TOTAL MONEY MARKET FUNDS
(Cost $87,858)		87,858
TOTAL INVESTMENT PORTFOLIO 101.0%
(Cost $7,079,686)		7,702,699

NET OTHER ASSETS – (1.0)%		(73,298)
NET ASSETS 100%		$7,629,401

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

(e) Restricted securities – Investment in
securities not registered under the
Securities Act of 1933 (excluding 144A
issues). At the end of the period, the
value of restricted securities (excluding
144A issues) amounted to $1,000 or
0.0% of net assets.

See accompanying notes which are an integral part of the financial statements.

Annual Report 18

Additional information on each holding is as follows:

	Acquisition	Acquisition
Security	Date	Cost (000s)
Chorum
Technologies, Inc.
Series E	9/19/00	$1,250
GeneProt, Inc.
Series A	7/7/00	$3,652

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Income received
Fund	(Amounts in thousands)
Fidelity Cash Central Fund	$1,065
Fidelity Securities Lending Cash Central Fund	331
Total	$1,396

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	89.6%
United Kingdom	1.7%
Switzerland	1.6%
Netherlands	1.0%
Others (individually less than 1%) .	6.1%
100.0%

Income Tax Information

At November 30, 2005, the fund had a capital loss carryforward of approximately $2,291,869,000 of which $55,892,000 and $2,235,977,000 will expire on November 30, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		November 30, 2005

Assets
Investment in securities, at value (including securities
loaned of $34,804) See accompanying schedule:
Unaffiliated issuers (cost $6,991,828)	$7,614,841
Affiliated Central Funds (cost $87,858)	87,858
Total Investments (cost $7,079,686)		$7,702,699
Cash		93
Foreign currency held at value (cost $401)		392
Receivable for investments sold		66,875
Receivable for fund shares sold		5,354
Dividends receivable		7,165
Interest receivable		186
Prepaid expenses		45
Other affiliated receivables		81
Other receivables		368
Total assets		7,783,258

Liabilities
Payable for investments purchased	$91,444
Payable for fund shares redeemed	17,506
Accrued management fee	3,602
Distribution fees payable	2,823
Other affiliated payables	1,846
Other payables and accrued expenses	793
Collateral on securities loaned, at value	35,843
Total liabilities		153,857

Net Assets		$7,629,401
Net Assets consist of:
Paid in capital		$9,344,990
Accumulated net investment loss		(270)
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(2,338,324)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		623,005
Net Assets		$7,629,401

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Statement of Assets and Liabilities continued
Amounts in thousands (except per share amounts)	November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($1,385,548 ÷ 28,839 shares)	$48.04

Maximum offering price per share (100/94.25 of $48.04)	$50.97
Class T:
Net Asset Value and redemption price per share
($3,857,687 ÷ 80,117 shares)	$48.15

Maximum offering price per share (100/96.50 of $48.15)	$49.90
Class B:
Net Asset Value and offering price per share ($765,829
÷ 16,948 shares)A	$45.19

Class C:
Net Asset Value and offering price per share ($364,974
÷ 7,955 shares)A	$45.88

Institutional Class:
Net Asset Value, offering price and redemption price per
share ($1,255,363 ÷ 24,683 shares)	$50.86

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements continued

Statement of Operations
Amounts in thousands	Year ended November 30, 2005

Investment Income
Dividends		$80,534
Interest		51
Income from affiliated Central Funds		1,396
Total income		81,981

Expenses
Management fee	$49,183
Transfer agent fees	20,852
Distribution fees	37,437
Accounting and security lending fees	1,312
Independent trustees’ compensation	41
Appreciation in deferred trustee compensation account	15
Custodian fees and expenses	228
Registration fees	182
Audit	95
Legal	37
Interest	92
Miscellaneous	1,030
Total expenses before reductions	110,504
Expense reductions	(3,706)	106,798

Net investment income (loss)		(24,817)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities: Unaffiliated issuers	687,496
Foreign currency transactions	913
Total net realized gain (loss)		688,409
Change in net unrealized appreciation (depreciation) on:
Investment securities	(16,917)
Assets and liabilities in foreign currencies	(104)
Total change in net unrealized appreciation
(depreciation)		(17,021)
Net gain (loss)		671,388
Net increase (decrease) in net assets resulting from
operations		$646,571

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Statement of Changes in Net Assets
	Year ended	Year ended
	November 30,	November 30,
Amounts in thousands	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(24,817)	$(12,570)
Net realized gain (loss)	688,409	1,146,578
Change in net unrealized appreciation (depreciation) .	(17,021)	(898,046)
Net increase (decrease) in net assets resulting
from operations	646,571	235,962
Share transactions - net increase (decrease)	(3,400,079)	(216,535)
Total increase (decrease) in net assets	(2,753,508)	19,427

Net Assets
Beginning of period	10,382,909	10,363,482
End of period (including accumulated net investment
loss of $270 and accumulated net investment loss of
$161, respectively)	$7,629,401	$10,382,909

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights Class A

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 44.21	$ 43.05	$ 36.42	$ 47.97	$ 62.16
Income from Investment
Operations
Net investment income (loss)C	(.06)	—D,F	(.06)	(.12)	(.11)
Net realized and unrealized
gain (loss)	3.89	1.16	6.69	(11.43)	(10.63)
Total from investment operations	3.83	1.16	6.63	(11.55)	(10.74)
Distributions from net realized
gain	—	—	—	—	(3.45)
Net asset value, end of period	$ 48.04	$ 44.21	$ 43.05	$ 36.42	$ 47.97
Total ReturnA,B	8.66%	2.69%	18.20%	(24.08)%	(18.27)%
Ratios to Average Net AssetsE
Expenses before reductions	1.14%	1.15%	1.18%	1.20%	1.12%
Expenses net of fee waivers, if
any	1.14%	1.15%	1.18%	1.20%	1.12%
Expenses net of all reductions	1.10%	1.11%	1.14%	1.12%	1.09%
Net investment income (loss)	(.14)%	.01%	(.17)%	(.29)%	(.20)%
Supplemental Data
Net assets, end of period (in
millions)	$ 1,386	$ 1,127	$ 770	$ 560	$ 613
Portfolio turnover rate	80%	75%	62%	93%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.11 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights Class T

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 44.39	$ 43.31	$ 36.71	$ 48.42	$ 62.88
Income from Investment
Operations
Net investment income (loss)C	(.15)	(.08)D	(.13)	(.19)	(.20)
Net realized and unrealized
gain (loss)	3.91	1.16	6.73	(11.52)	(10.81)
Total from investment operations	3.76	1.08	6.60	(11.71)	(11.01)
Distributions from net realized
gain	—	—	—	—	(3.45)
Net asset value, end of period	$ 48.15	$ 44.39	$ 43.31	$ 36.71	$ 48.42
Total ReturnA,B	8.47%	2.49%	17.98%	(24.18)%	(18.51)%
Ratios to Average Net AssetsE
Expenses before reductions	1.33%	1.33%	1.36%	1.36%	1.29%
Expenses net of fee waivers, if
any	1.33%	1.33%	1.36%	1.36%	1.29%
Expenses net of all reductions	1.29%	1.30%	1.32%	1.28%	1.26%
Net investment income (loss)	(.34)%	(.18)%	(.35)%	(.45)%	(.37)%
Supplemental Data
Net assets, end of period (in
millions)	$ 3,858	$ 5,055	$ 5,425	$ 4,792	$ 7,120
Portfolio turnover rate	80%	75%	62%	93%	106%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.12 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights Class B

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 41.91	$ 41.15	$ 35.08	$ 46.55	$ 60.93
Income from Investment
Operations
Net investment income (loss)C	(.41)	(.33)D	(.33)	(.42)	(.50)
Net realized and unrealized
gain (loss)	3.69	1.09	6.40	(11.05)	(10.43)
Total from investment operations	3.28	.76	6.07	(11.47)	(10.93)
Distributions from net realized
gain	—	—	—	—	(3.45)
Net asset value, end of period	$ 45.19	$ 41.91	$ 41.15	$ 35.08	$ 46.55
Total ReturnA,B	7.83%	1.85%	17.30%	(24.64)%	(18.99)%
Ratios to Average Net AssetsE
Expenses before reductions	1.96%	2.02%	2.03%	1.99%	1.90%
Expenses net of fee waivers, if
any	1.95%	1.95%	1.95%	1.95%	1.90%
Expenses net of all reductions	1.91%	1.92%	1.91%	1.88%	1.87%
Net investment income (loss)	(.96)%	(.80)%	(.94)%	(1.05)%	(.98)%
Supplemental Data
Net assets, end of period (in
millions)	$ 766	$ 1,027	$ 1,205	$ 1,135	$ 1,775
Portfolio turnover rate	80%	75%	62%	93%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.11 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights Class C

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 42.55	$ 41.77	$ 35.61	$ 47.23	$ 61.75
Income from Investment
Operations
Net investment income (loss)C	(.41)	(.33)D	(.34)	(.41)	(.47)
Net realized and unrealized
gain (loss)	3.74	1.11	6.50	(11.21)	(10.60)
Total from investment operations	3.33	.78	6.16	(11.62)	(11.07)
Distributions from net realized
gain	—	—	—	—	(3.45)
Net asset value, end of period	$ 45.88	$ 42.55	$ 41.77	$ 35.61	$ 47.23
Total ReturnA,B	7.83%	1.87%	17.30%	(24.60)%	(18.97)%
Ratios to Average Net AssetsE
Expenses before reductions	1.94%	1.93%	1.94%	1.92%	1.84%
Expenses net of fee waivers, if
any	1.94%	1.93%	1.94%	1.92%	1.84%
Expenses net of all reductions	1.90%	1.90%	1.90%	1.85%	1.81%
Net investment income (loss)	(.95)%	(.78)%	(.93)%	(1.02)%	(.92)%
Supplemental Data
Net assets, end of period (in
millions)	$ 365	$ 481	$ 547	$ 504	$ 757
Portfolio turnover rate	80%	75%	62%	93%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.11 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights Institutional Class

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 46.63	$ 45.24	$ 38.11	$ 49.97	$ 64.43
Income from Investment
Operations
Net investment income (loss)B	10	.18C	.10	.06	.09
Net realized and unrealized
gain (loss)	4.13	1.21	7.03	(11.92)	(11.10)
Total from investment operations	4.23	1.39	7.13	(11.86)	(11.01)
Distributions from net realized
gain	—	—	—	—	(3.45)
Net asset value, end of period	$ 50.86	$ 46.63	$ 45.24	$ 38.11	$ 49.97
Total ReturnA	9.07%	3.07%	18.71%	(23.73)%	(18.04)%
Ratios to Average Net AssetsD
Expenses before reductions	79%	.76%	.76%	.76%	.75%
Expenses net of fee waivers, if
any	79%	.76%	.76%	.76%	.75%
Expenses net of all reductions	75%	.73%	.72%	.68%	.72%
Net investment income (loss)	21%	.39%	.25%	.15%	.17%
Supplemental Data
Net assets, end of period (in
millions)	$ 1,255	$ 2,692	$ 2,417	$ 1,972	$ 1,941
Portfolio turnover rate	80%	75%	62%	93%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Investment income per share reflects a special dividend which amounted to $.12 per share.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Notes to Financial Statements

For the period ended November 30, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Equity Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of

29 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

1. Significant Accounting Policies continued
Security Valuation continued

the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

30

1. Significant Accounting Policies continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross section of other Fidelity funds, and are marked to market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, deferred trus tees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$874,628
Unrealized depreciation	(298,148)
Net unrealized appreciation (depreciation)	576,480
Capital loss carryforward	(2,291,869)

Cost for federal income tax purposes	$7,126,219

31 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $6,894,505 and $10,072,430, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the

Annual Report

32

4. Fees and Other Transactions with Affiliates continued
Distribution and Service Plan continued

Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$3,023	$4
Class T	25%	.25%	21,651	128
Class B	75%	.25%	8,710	6,537
Class C	75%	.25%	4,053	329

			$37,437	$6,998

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$134
Class T	116
Class B*	2,052
Class C*	35
$2,337

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the

33 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued
Transfer Agent Fees continued

respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$3,417.28
Class T	9,766.23
Class B	3,061.35
Class C	1,355.33
Institutional Class	3,253.18

	$20,852

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $373 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:

			Interest Earned
Borrower	Average Daily	Weighted Average	(included in
or Lender	Loan Balance	Interest Rate	interest income)	Interest Expense
Borrower	$17,387	3.12%	—	$92

Annual Report

34

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $331.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense	Reimbursement
	Limitations	from adviser
Class B	1.95% — 2.00%*	$84
* Expense limitation in effect at period end.

35 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

7. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $3,554 for the period. In addition, through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $3. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$13
Class T	50
Class C	2
$65

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

36

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2005	2004	2005	2004
Class A
Shares sold	12,377	13,304	$558,075	$581,951
Shares redeemed	(9,044)	(5,676)	(407,461)	(247,356)
Net increase (decrease)	3,333	7,628	$150,614	$334,595
Class T
Shares sold	13,921	26,777	$627,022	$1,186,255
Shares redeemed	(47,702)	(38,146)	(2,143,932)	(1,674,324)
Net increase (decrease)	(33,781)	(11,369)	$(1,516,910)	$(488,069)
Class B
Shares sold	627	1,609	$26,518	$67,809
Shares redeemed	(8,181)	(6,380)	(347,327)	(264,087)
Net increase (decrease)	(7,554)	(4,771)	$(320,809)	$(196,278)
Class C
Shares sold	928	2,102	$39,950	$89,590
Shares redeemed	(4,271)	(3,891)	(184,004)	(162,945)
Net increase (decrease)	(3,343)	(1,789)	$(144,054)	$(73,355)
Institutional Class
Shares sold	9,036	19,313	$427,185	$893,697
Shares redeemed	(42,096)	(14,999)	(1,996,105)	(687,125)
Net increase (decrease)	(33,060)	4,314	$(1,568,920)	$206,572

37 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advi sor Equity Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the sched ule of investments as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of November 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Growth Fund as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts January 17, 2006

Annual Report 38

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Equity Growth

(2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR

(2005 present). Previously, Mr. Jonas served as President of Fidelity En terprise Operations and Risk Services (2004 2005), Chief Administra tive Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

40

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). Dur ing his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Annual Report

42

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Annual Report

44

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Equity Growth. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Jennifer S. Uhrig (44)

Year of Election or Appointment: 1997

Vice President of Advisor Equity Growth. Ms. Uhrig serves as Vice Presi dent of another fund advised by FMR. Ms. Uhrig also serves as Vice President of FMR and FMR Co., Inc. (2001).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Equity Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Manage ment & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Equity Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Equity Growth. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Equity Growth. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Equity Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Op erating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Equity Growth. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Annual Report

46

Name, Age; Principal Occupation Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Equity Growth. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s de partment of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accoun tant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1986

Assistant Treasurer of Advisor Equity Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Equity Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Equity Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Previously, Mr. Ryan served as Vice Pres ident of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Growth. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

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48

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000
Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000

	# of	% of
	Votes	Votes

Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Equity Growth Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

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50

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

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The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the fourth quartile for the one and three year periods and the third quartile for the five year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for certain periods, although the five year cumulative total return of Institutional Class of the fund was higher than its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund’s disappointing performance.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

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54

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each class’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or

Annual Report

56

expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

57 Annual Report

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59 Annual Report

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61 Annual Report

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63 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
JPMorgan Chase Bank
New York, NY

EPGI UANN-0106 1.786680.102

Fidelity® Advisor Equity Income Fund - Class A, Class T, Class B and Class C

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	23	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	32	Notes to the financial statements.
Report of Independent	40
Registered Public
Accounting Firm
Trustees and Officers	41
Distributions	51
Proxy Voting Results	52
Board Approval of	53
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange
Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report 2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Past 10
	year	years	years
Class A (incl. 5.75% sales charge)A	3.59%	4.84%	8.84%
Class T (incl. 3.50% sales charge)	5.84%	5.10%	8.93%
Class B (incl. contingent deferred sales charge)B	4.00%	4.90%	8.98%
Class C (incl. contingent deferred sales charge)C	8.07%	5.28%	8.72%

A Class A’s 12b 1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class’s average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30,
2003 have been used to pay distribution expenses. Class A’s 12b 1 plan currently authorizes a 0.25% 12b 1 fee. The initial offering of Class A shares took place on September 3, 1996. Returns prior to September 3,
1996 are those of Class T and reflect a 0.50% 12b 1 fee (0.65% prior to January 1, 1996).
B Class B shares’ contingent deferred sales charges included in the past one year, past five year, and past ten year total return figures are 5%, 2%, and 0%, respectively.
C Class C shares bear a 1.00% 12b 1 fee. The initial offering of Class C shares took place on November 3,
1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares’ 1.00% 12b 1 fee. Class C shares’ contingent deferred sales charges included in the past one year, past five year and past
10 year total return figures are 1%, 0%, and 0%, respectively.

5 Annual Report 5

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Income Fund - Class T on November 30, 1995, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

6

Management’s Discussion of Fund Performance

Comments from Robert Chow, Portfolio Manager of Fidelity® Advisor Equity Income Fund

Numerous events unfolded during the 12 month period ending November 30, 2005, that were major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index, the NASDAQ Composite® Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44%, the NASDAQ® rose 7.28% and the Dow advanced 6.07%, threatening to eclipse the 11,000 threshold for the first time since 2001.

During the past year, the fund’s Class A, Class T, Class B and Class C shares returned 9.91%, 9.68%, 9.00% and 9.07%, respectively (excluding sales charges). In comparison, the Russell 3000® Value Index returned 9.80%, while the LipperSM Equity Income Objective Funds Average advanced 8.23% . The fund’s performance relative to the Russell index was helped by some good investments in the technology sector, including Freescale Semiconductor and National Semiconductor. Holdings in energy services companies BJ Services, Halliburton and Schlumberger also contributed to relative returns, as they benefited from the high energy price environment. Elsewhere, retailers Nordstrom and Abercrombie & Fitch the latter of which I later sold further boosted returns relative to the index, as did strong results in health care. On the other hand, the fund’s overall underweighting in the top performing energy and utilities sectors hurt returns. Collectively, the largest drag on relative perfor mance came from a lack of exposure to oil producers and index components Burlington Resources, Devon Energy, Marathon Oil and Occidental Petroleum. Elsewhere, diversified industrial company Tyco International disappointed when earnings slipped a bit in response to high commodity prices, and the stock declined. Kimberly Clark also fell victim to higher input prices and was unable to pass higher costs through to its customers. Weak results in insurance stocks also hurt relative performance.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity dis claims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
			During Period*
	Beginning	Ending	June 1, 2005
	Account Value	Account Value	to November 30,
	June 1, 2005	November 30, 2005	2005
Class A
Actual	$1,000.00	$1,070.20	$5.24
HypotheticalA	$1,000.00	$1,020.00	$5.11
Class T
Actual	$1,000.00	$1,069.20	$6.33
HypotheticalA	$1,000.00	$1,018.95	$6.17
Class B
Actual	$1,000.00	$1,066.00	$9.58
HypotheticalA	$1,000.00	$1,015.79	$9.35

Annual Report	8

			Expenses Paid
			During Period*
	Beginning	Ending	June 1, 2005
	Account Value	Account Value	to November 30,
	June 1, 2005	November 30, 2005	2005
Class C
Actual	$1,000.00	$1,066.10	$9.27
HypotheticalA	$1,000.00	$1,016.09	$9.05
Institutional Class
Actual	$1,000.00	$1,071.90	$3.58
HypotheticalA	$1,000.00	$1,021.61	$3.50

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.01%
Class T	1.22%
Class B	1.85%
Class C	1.79%
Institutional Class	69%

9 Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Exxon Mobil Corp.	5.0	5.2
American International Group, Inc.	3.3	2.8
Citigroup, Inc.	3.1	3.2
Bank of America Corp.	2.4	2.5
BellSouth Corp.	1.9	1.9
International Business Machines Corp.	1.8	1.6
Kimberly Clark Corp.	1.5	1.5
Altria Group, Inc.	1.5	1.9
General Electric Co.	1.4	1.5
Chevron Corp.	1.4	1.3
	23.3
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	25.6	23.9
Information Technology	13.8	15.2
Consumer Discretionary	12.7	13.9
Energy	12.4	11.6
Industrials	10.2	9.7

Annual Report 10

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 99.4%

	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – 12.7%
Automobiles – 0.3%
Harley Davidson, Inc.	320,000	$17,235
Hotels, Restaurants & Leisure 1.2%
California Pizza Kitchen, Inc. (a)	500,000	16,390
McDonald’s Corp.	740,000	25,049
O’Charleys, Inc. (a)	540,000	7,835
Outback Steakhouse, Inc.	360,000	14,501
Royal Caribbean Cruises Ltd.	460,000	21,096
		84,871
Household Durables – 0.4%
D.R. Horton, Inc.	319,999	11,341
Leggett & Platt, Inc.	140,000	3,287
Lennar Corp. Class A	140,000	8,075
Maytag Corp.	400,000	7,112
		29,815
Leisure Equipment & Products – 0.4%
Brunswick Corp.	300,000	11,787
Eastman Kodak Co.	520,000	12,464
		24,251
Media – 5.8%
Belo Corp. Series A	1,300,000	28,340
Comcast Corp. Class A (a)	380,000	10,032
Dow Jones & Co., Inc.	800,000	27,288
DreamWorks Animation SKG, Inc. Class A (a)	260,000	6,596
E.W. Scripps Co. Class A	220,000	10,197
Gannett Co., Inc.	300,000	18,486
Gray Television, Inc.	500,000	4,460
Journal Communications, Inc. Class A	780,000	10,538
McGraw Hill Companies, Inc.	240,000	12,732
Meredith Corp.	620,000	31,620
News Corp. Class A	1,200,000	17,772
Omnicom Group, Inc.	320,000	27,059
Time Warner, Inc.	4,300,000	77,314
Tribune Co.	900,000	28,773
Viacom, Inc. Class B (non-vtg.)	1,200,000	40,080
Walt Disney Co.	2,000,000	49,860
		401,147
Multiline Retail – 0.8%
Dollar Tree Stores, Inc. (a)	680,000	15,613

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – continued
Multiline Retail – continued
Federated Department Stores, Inc.	140,000	$9,020
Nordstrom, Inc.	120,000	4,426
Target Corp.	460,000	24,615
		53,674
Specialty Retail – 2.9%
AnnTaylor Stores Corp. (a)	1,529,400	46,387
Big 5 Sporting Goods Corp.	640,000	15,418
Borders Group, Inc.	780,000	15,904
Home Depot, Inc.	660,000	27,575
Linens ’N Things, Inc. (a)	1,320,000	33,805
PETCO Animal Supplies, Inc. (a)	420,000	8,917
RadioShack Corp.	680,000	15,511
Sherwin-Williams Co.	400,000	17,536
Sports Authority, Inc. (a)	260,000	8,182
Staples, Inc.	240,000	5,544
West Marine, Inc. (a)(d)	480,000	6,374
		201,153
Textiles, Apparel & Luxury Goods – 0.9%
Liz Claiborne, Inc.	1,220,000	42,554
Quiksilver, Inc. (a)	700,000	8,596
Timberland Co. Class A (a)	400,000	13,236
		64,386

TOTAL CONSUMER DISCRETIONARY		876,532

CONSUMER STAPLES 9.4%
Beverages – 1.7%
Anheuser-Busch Companies, Inc.	660,000	28,868
Coca-Cola Enterprises, Inc.	180,000	3,460
The Coca-Cola Co.	2,000,000	85,380
		117,708
Food & Staples Retailing – 2.3%
Albertsons, Inc.	1,300,000	30,550
CVS Corp.	1,120,000	30,262
Nash-Finch Co.	300,000	8,061
Safeway, Inc.	900,000	20,925
Sysco Corp.	300,000	9,696

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER STAPLES – continued
Food & Staples Retailing – continued
Wal-Mart Stores, Inc.	1,060,000	$51,474
Walgreen Co.	120,000	5,482
		156,450
Food Products 0.9%
Corn Products International, Inc.	440,000	9,790
Delta & Pine Land Co.	360,000	8,482
Hershey Co.	220,000	11,928
Kellogg Co.	180,000	7,933
Kraft Foods, Inc. Class A	300,000	8,682
McCormick & Co., Inc. (non-vtg.)	200,000	6,244
Wm. Wrigley Jr. Co.	160,000	10,974
		64,033
Household Products – 2.5%
Clorox Co.	100,000	5,428
Colgate-Palmolive Co.	800,000	43,616
Kimberly Clark Corp.	1,740,000	102,625
Procter & Gamble Co.	240,000	13,726
WD 40 Co.	280,000	7,692
		173,087
Personal Products 0.5%
Avon Products, Inc.	660,000	18,051
Estee Lauder Companies, Inc. Class A	380,000	12,544
Nu Skin Enterprises, Inc. Class A	300,000	5,214
		35,809
Tobacco 1.5%
Altria Group, Inc.	1,400,000	101,906

TOTAL CONSUMER STAPLES		648,993

ENERGY 12.4%
Energy Equipment & Services – 3.9%
Baker Hughes, Inc.	440,000	25,234
BJ Services Co.	1,900,000	69,635
ENSCO International, Inc.	340,000	16,102
Halliburton Co.	1,000,000	63,650
Input/Output, Inc. (a)(d)	1,200,000	8,928
Nabors Industries Ltd. (a)	220,000	15,402

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

ENERGY – continued
Energy Equipment & Services – continued
National Oilwell Varco, Inc. (a)	518,506	$31,432
Schlumberger Ltd. (NY Shares)	420,000	40,207
		270,590
Oil, Gas & Consumable Fuels – 8.5%
Apache Corp.	140,000	9,139
BP PLC sponsored ADR	1,100,000	72,424
Chevron Corp.	1,680,000	96,281
ConocoPhillips	760,000	45,988
Exxon Mobil Corp.	5,920,000	343,533
Teekay Shipping Corp.	140,000	5,935
Valero Energy Corp.	180,000	17,316
		590,616

TOTAL ENERGY		861,206

FINANCIALS – 25.5%
Capital Markets 4.1%
Ameriprise Financial, Inc.	103,600	4,356
Bank of New York Co., Inc.	580,000	18,792
Federated Investors, Inc. Class B (non-vtg.)	200,000	7,308
Goldman Sachs Group, Inc.	140,000	18,054
Janus Capital Group, Inc.	1,700,000	32,589
Lehman Brothers Holdings, Inc.	140,000	17,640
Merrill Lynch & Co., Inc.	1,300,000	86,346
Morgan Stanley	1,100,000	61,633
State Street Corp.	660,000	38,075
		284,793
Commercial Banks – 5.5%
Bank of America Corp.	3,600,000	165,204
U.S. Bancorp, Delaware	900,000	27,252
Wachovia Corp.	1,800,000	96,120
Wells Fargo & Co.	1,500,000	94,275
		382,851
Consumer Finance – 0.8%
American Express Co.	1,080,000	55,534

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – continued
Diversified Financial Services – 4.5%
Citigroup, Inc.	4,500,000	$218,475
JPMorgan Chase & Co.	2,500,000	95,625
		314,100
Insurance – 8.0%
ACE Ltd.	400,000	22,200
AFLAC, Inc.	440,000	21,120
Allstate Corp.	400,000	22,440
American International Group, Inc.	3,400,000	228,276
Aon Corp.	140,000	5,097
Hartford Financial Services Group, Inc.	700,000	61,159
Marsh & McLennan Companies, Inc.	1,260,000	38,921
MBIA, Inc.	300,000	18,534
Montpelier Re Holdings Ltd.	400,000	7,852
PartnerRe Ltd.	236,998	16,182
Platinum Underwriters Holdings Ltd.	300,000	9,138
The Chubb Corp.	260,000	25,178
The St. Paul Travelers Companies, Inc.	1,400,000	65,142
XL Capital Ltd. Class A	220,000	14,604
		555,843
Real Estate 0.4%
Duke Realty Corp.	280,000	9,520
General Growth Properties, Inc.	340,000	15,511
		25,031
Thrifts & Mortgage Finance – 2.2%
Countrywide Financial Corp.	200,636	6,984
Fannie Mae	720,000	34,596
Freddie Mac	1,400,000	87,430
Golden West Financial Corp., Delaware	340,000	22,029
		151,039

TOTAL FINANCIALS		1,769,191

HEALTH CARE – 7.1%
Biotechnology – 0.6%
Biogen Idec, Inc. (a)	680,000	29,111
Charles River Laboratories International, Inc. (a)	180,000	8,201
OSI Pharmaceuticals, Inc. (a)	200,000	4,850
		42,162

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Health Care Equipment & Supplies – 1.9%
Bausch & Lomb, Inc.	420,000	$34,129
Baxter International, Inc.	500,000	19,445
Becton, Dickinson & Co.	500,000	29,115
C.R. Bard, Inc.	240,000	15,569
Cooper Companies, Inc.	180,000	9,864
Dade Behring Holdings, Inc.	240,000	9,814
Fisher Scientific International, Inc. (a)	160,000	10,317
Kinetic Concepts, Inc. (a)	100,000	3,895
		132,148
Health Care Providers & Services – 1.0%
AmerisourceBergen Corp.	140,000	11,249
Caremark Rx, Inc. (a)	140,000	7,195
Emdeon Corp. (a)	500,000	3,825
Medco Health Solutions, Inc. (a)	144,720	7,764
Quest Diagnostics, Inc.	120,000	6,011
UnitedHealth Group, Inc.	400,000	23,944
WellPoint, Inc. (a)	140,000	10,756
		70,744
Pharmaceuticals – 3.6%
Abbott Laboratories	280,000	10,559
Allergan, Inc.	60,000	6,000
Johnson & Johnson	840,000	51,870
Medicis Pharmaceutical Corp. Class A (d)	300,000	9,573
Merck & Co., Inc.	1,600,000	47,040
Pfizer, Inc.	2,800,000	59,360
Schering-Plough Corp.	1,400,000	27,048
Wyeth	800,000	33,248
		244,698

TOTAL HEALTH CARE		489,752

INDUSTRIALS – 10.2%
Aerospace & Defense – 2.5%
EADS NV	480,000	17,785
Goodrich Corp.	240,100	9,249
Honeywell International, Inc.	920,000	33,617
Lockheed Martin Corp.	420,000	25,452
Northrop Grumman Corp.	260,000	14,916
Precision Castparts Corp.	200,000	10,198

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Aerospace & Defense – continued
The Boeing Co.	640,000	$43,642
United Technologies Corp.	320,000	17,229
		172,088
Air Freight & Logistics – 0.9%
FedEx Corp.	120,000	11,714
Ryder System, Inc.	240,000	10,183
United Parcel Service, Inc. Class B	480,000	37,392
		59,289
Building Products 0.1%
Simpson Manufacturing Co. Ltd.	260,000	10,655
Commercial Services & Supplies – 0.9%
Manpower, Inc.	420,000	19,509
Pitney Bowes, Inc.	780,000	32,495
Waste Management, Inc.	240,000	7,178
		59,182
Construction & Engineering – 0.3%
Fluor Corp.	280,000	20,748
Electrical Equipment – 0.1%
A.O. Smith Corp.	240,000	8,705
Industrial Conglomerates – 2.7%
3M Co.	480,000	37,670
General Electric Co.	2,800,000	100,016
Tyco International Ltd.	1,800,000	51,336
		189,022
Machinery – 1.8%
Caterpillar, Inc.	160,000	9,245
Donaldson Co., Inc.	200,000	6,688
Illinois Tool Works, Inc.	440,000	38,839
Ingersoll-Rand Co. Ltd. Class A	440,000	17,437
Kaydon Corp.	300,000	9,708
Kennametal, Inc.	140,000	7,671
SPX Corp.	780,000	36,722
		126,310
Road & Rail 0.9%
Burlington Northern Santa Fe Corp.	600,000	39,708

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Road & Rail – continued
Laidlaw International, Inc.	300,000	$6,486
Union Pacific Corp.	220,000	16,839
		63,033

TOTAL INDUSTRIALS		709,032

INFORMATION TECHNOLOGY – 13.8%
Communications Equipment – 1.5%
Cisco Systems, Inc. (a)	1,900,000	33,326
Extreme Networks, Inc. (a)	800,000	3,936
Motorola, Inc.	1,300,000	31,317
Nokia Corp. sponsored ADR	1,700,000	29,036
Scientific-Atlanta, Inc.	120,000	5,078
		102,693
Computers & Peripherals – 2.7%
Hewlett-Packard Co.	1,600,000	47,472
International Business Machines Corp.	1,400,000	124,460
Seagate Technology	800,000	15,136
		187,068
Electronic Equipment & Instruments – 1.4%
Agilent Technologies, Inc. (a)	200,000	7,132
Arrow Electronics, Inc. (a)	640,000	19,840
CDW Corp.	140,000	8,211
Kyocera Corp.	160,000	10,960
Rogers Corp. (a)	280,000	10,724
Tektronix, Inc.	1,100,000	28,149
Vishay Intertechnology, Inc. (a)	700,000	8,981
		93,997
IT Services – 1.4%
Accenture Ltd. Class A	740,000	21,046
Automatic Data Processing, Inc.	780,000	36,660
Computer Sciences Corp. (a)	280,000	14,064
Electronic Data Systems Corp.	1,200,000	27,660
		99,430
Office Electronics – 0.9%
Canon, Inc. sponsored ADR	240,000	13,505
Xerox Corp. (a)	3,700,000	52,540
		66,045

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Semiconductors & Semiconductor Equipment – 4.3%
Analog Devices, Inc.	440,000	$16,685
Applied Materials, Inc.	2,200,000	39,842
Freescale Semiconductor, Inc.:
Class A (a)	1,600,000	41,200
Class B (a)	1,600,000	41,280
Intel Corp.	2,200,000	58,696
Maxim Integrated Products, Inc.	140,000	5,117
Micrel, Inc. (a)	200,000	2,416
Microchip Technology, Inc.	560,000	18,682
National Semiconductor Corp.	1,900,000	49,172
Texas Instruments, Inc.	400,000	12,992
Veeco Instruments, Inc. (a)	500,000	8,855
		294,937
Software 1.6%
Cognos, Inc. (a)	240,000	8,024
Mercury Interactive Corp. (a)	100,000	2,780
Microsoft Corp.	2,500,000	69,275
Oracle Corp. (a)	500,000	6,285
Quest Software, Inc. (a)	620,000	9,765
Symantec Corp. (a)	800,000	14,136
		110,265

TOTAL INFORMATION TECHNOLOGY		954,435

MATERIALS 2.4%
Chemicals – 1.0%
Airgas, Inc.	200,000	6,220
E.I. du Pont de Nemours & Co.	280,000	11,970
FMC Corp. (a)	280,000	14,888
International Flavors & Fragrances, Inc.	260,000	8,460
Praxair, Inc.	500,000	26,000
		67,538
Containers & Packaging – 0.5%
Ball Corp.	260,739	10,748
Bemis Co., Inc.	780,000	21,489
Smurfit-Stone Container Corp. (a)	400,000	5,068
		37,305
Metals & Mining – 0.6%
Alcoa, Inc.	820,000	22,476

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

MATERIALS – continued
Metals & Mining – continued
Newmont Mining Corp.	300,000	$13,836
Phelps Dodge Corp.	60,000	8,140
		44,452
Paper & Forest Products 0.3%
Weyerhaeuser Co.	260,000	17,241

TOTAL MATERIALS		166,536

TELECOMMUNICATION SERVICES – 4.0%
Diversified Telecommunication Services – 3.8%
AT&T, Inc.	2,800,000	69,748
BellSouth Corp.	4,700,000	128,122
Verizon Communications, Inc.	2,000,000	63,960
		261,830
Wireless Telecommunication Services – 0.2%
Sprint Nextel Corp.	620,000	15,525

TOTAL TELECOMMUNICATION SERVICES		277,355

UTILITIES – 1.9%
Electric Utilities – 0.6%
Edison International	360,000	16,243
Entergy Corp.	120,000	8,400
FirstEnergy Corp.	360,000	16,906
		41,549
Independent Power Producers & Energy Traders – 0.6%
AES Corp. (a)	800,000	12,616
TXU Corp.	320,000	32,842
		45,458
Multi-Utilities – 0.7%
Public Service Enterprise Group, Inc.	500,000	31,360
Wisconsin Energy Corp.	380,000	14,421
		45,781

TOTAL UTILITIES		132,788

TOTAL COMMON STOCKS
(Cost $5,667,263)		6,885,820

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Preferred Stocks 0.6%
	Shares	Value (Note 1)
		(000s)
Convertible Preferred Stocks 0.5%
CONSUMER DISCRETIONARY – 0.0%
Media – 0.0%
J.N. Taylor Holdings Ltd. 9.5% (a)	50,000	$0
HEALTH CARE – 0.4%
Health Care Equipment & Supplies – 0.4%
Baxter International, Inc. 7.00%	500,000	27,320
UTILITIES – 0.1%
Multi-Utilities – 0.1%
Dominion Resources, Inc. 8.75%	180,000	9,330

TOTAL CONVERTIBLE PREFERRED STOCKS		36,650
Nonconvertible Preferred Stocks 0.1%
FINANCIALS – 0.1%
Thrifts & Mortgage Finance – 0.1%
Fannie Mae 7.00%	135,800	7,550
TOTAL PREFERRED STOCKS
(Cost $41,987)		44,200

Money Market Funds 0.1%

Fidelity Securities Lending Cash Central Fund, 4.09% (b)(c)
(Cost $10,088)	10,088,325	10,088

TOTAL INVESTMENT PORTFOLIO 100.1%
(Cost $5,719,338)		6,940,108

NET OTHER ASSETS – (0.1)%		(9,505)
NET ASSETS 100%		$6,930,603

Legend
(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other accounts
managed by Fidelity Investments. The rate
quoted is the annualized seven day yield
of the fund at period end. A complete
unaudited listing of the fund’s holdings as
of its most recent quarter end is available
upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
(amounts in thousands)
Fidelity Cash Central Fund	$837
Fidelity Security Lending Cash Central Fund	333
Total	$1,170

Other Affiliated Issuers

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Value,	Purchases	Sales	Dividend	Value,
	beginning of		Proceeds	Income	end of period
(amounts in thousands)	period
California Pizza Kitchen, Inc.	$17,270	$21,564	$33,702	$—	$—
Total	$17,270	$21,564	$33,702	$—	$—

See accompanying notes which are an integral part of the financial statements.

Annual Report	22

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		November 30, 2005

Assets
Investment in securities, at value (including securities
loaned of $9,743) See accompanying schedule:
Unaffiliated issuers (cost $5,709,250)	$6,930,020
Affiliated Central Funds (cost $10,088)	10,088
Total Investments (cost $5,719,338)		$6,940,108
Cash		12
Receivable for investments sold		33,896
Receivable for fund shares sold		4,702
Dividends receivable		16,910
Interest receivable		49
Prepaid expenses		37
Other affiliated receivables		40
Other receivables		197
Total assets		6,995,951

Liabilities
Payable for investments purchased	$20,678
Payable for fund shares redeemed	17,596
Accrued management fee	2,712
Distribution fees payable	2,194
Notes payable	10,169
Other affiliated payables	1,484
Other payables and accrued expenses	427
Collateral on securities loaned, at value	10,088
Total liabilities		65,348

Net Assets		$6,930,603
Net Assets consist of:
Paid in capital		$5,249,893
Undistributed net investment income		14,046
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		445,897
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		1,220,767
Net Assets		$6,930,603

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Statements continued

Statement of Assets and Liabilities continued
Amounts in thousands (except per share amounts)	November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($1,175,521 ÷ 39,857 shares)	$29.49
Maximum offering price per share (100/94.25 of $29.49)	$31.29
Class T:
Net Asset Value and redemption price per share
($3,000,036 ÷ 100,572 shares)	$29.83
Maximum offering price per share (100/96.50 of $29.83)	$30.91
Class B:
Net Asset Value and offering price per share
($504,089 ÷ 17,065 shares)A	$29.54
Class C:
Net Asset Value and offering price per share
($355,039 ÷ 11,999 shares)A	$29.59
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($1,895,918 ÷ 62,783 shares)	$30.20

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 24

Statement of Operations
Amounts in thousands	Year ended November 30, 2005

Investment Income
Dividends		$129,935
Interest		4
Income from affiliated Central Funds		1,170
Total income		131,109

Expenses
Management fee	$31,806
Transfer agent fees	15,033
Distribution fees	26,349
Accounting and security lending fees	1,230
Independent trustees’ compensation	31
Appreciation in deferred trustee compensation account	9
Custodian fees and expenses	98
Registration fees	218
Audit	81
Legal	24
Interest	17
Miscellaneous	430
Total expenses before reductions	75,326
Expense reductions	(1,407)	73,919

Net investment income (loss)		57,190
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	441,763
Other affiliated issuers	10,203
Foreign currency transactions	(55)
Total net realized gain (loss)		451,911
Change in net unrealized appreciation (depreciation) on:
Investment securities	126,292
Assets and liabilities in foreign currencies	(9)
Total change in net unrealized appreciation
(depreciation)		126,283
Net gain (loss)		578,194
Net increase (decrease) in net assets resulting from
operations		$635,384

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
	Year ended	Year ended
	November 30,	November 30,
Amounts in thousands	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$57,190	$52,701
Net realized gain (loss)	451,911	159,458
Change in net unrealized appreciation (depreciation) .	126,283	581,247
Net increase (decrease) in net assets resulting
from operations	635,384	793,406
Distributions to shareholders from net investment income .	(64,978)	(37,624)
Distributions to shareholders from net realized gain	(106,854)	—
Total distributions	(171,832)	(37,624)
Share transactions - net increase (decrease)	(10,915)	829,599
Total increase (decrease) in net assets	452,637	1,585,381

Net Assets
Beginning of period	6,477,966	4,892,585
End of period (including undistributed net investment
income of $14,046 and undistributed net investment
income of $21,600, respectively)	$6,930,603	$6,477,966

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights Class A

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$27.59	$24.07	$21.12	$23.73	$26.42
Income from Investment
Operations
Net investment income (loss)C	27	.28D	.24	.21	.22
Net realized and unrealized
gain (loss)	2.41	3.44	2.94	(2.39)	.20
Total from investment operations	2.68	3.72	3.18	(2.18)	.42
Distributions from net investment
income	(.32)	(.20)	(.23)	(.20)	(.27)
Distributions from net realized
gain	(.46)	—	—	(.23)	(2.84)
Total distributions	(.78)	(.20)	(.23)	(.43)	(3.11)
Net asset value, end of period	$29.49	$27.59	$24.07	$21.12	$23.73
Total ReturnA,B	9.91%	15.51%	15.22%	(9.35)%	1.36%
Ratios to Average Net AssetsE
Expenses before reductions	1.00%	1.01%	1.01%	1.01%	.98%
Expenses net of fee waivers,
if any	1.00%	1.01%	1.01%	1.01%	.98%
Expenses net of all reductions	98%	.99%	.98%	.97%	.95%
Net investment income (loss)	96%	1.06%	1.10%	.93%	.88%
Supplemental Data
Net assets, end of period
(in millions)	$1,176	$870	$589	$464	$371
Portfolio turnover rate	45%	33%	44%	40%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.05 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights Class T

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$27.89	$24.34	$21.36	$23.98	$26.67
Income from Investment
Operations
Net investment income (loss)C	21	.22D	.19	.16	.16
Net realized and unrealized
gain (loss)	2.44	3.49	2.98	(2.42)	.20
Total from investment operations	2.65	3.71	3.17	(2.26)	.36
Distributions from net investment
income	(.25)	(.16)	(.19)	(.13)	(.21)
Distributions from net realized
gain	(.46)	—	—	(.23)	(2.84)
Total distributions	(.71)	(.16)	(.19)	(.36)	(3.05)
Net asset value, end of period	$29.83	$27.89	$24.34	$21.36	$23.98
Total ReturnA,B	9.68%	15.28%	14.97%	(9.57)%	1.10%
Ratios to Average Net AssetsE
Expenses before reductions	1.22%	1.23%	1.25%	1.25%	1.22%
Expenses net of fee waivers,
if any	1.22%	1.23%	1.25%	1.25%	1.22%
Expenses net of all reductions	1.19%	1.22%	1.22%	1.20%	1.19%
Net investment income (loss)	75%	.83%	.86%	.70%	.65%
Supplemental Data
Net assets, end of period
(in millions)	$3,000	$2,896	$2,289	$1,903	$2,058
Portfolio turnover rate	45%	33%	44%	40%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.05 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Financial Highlights Class B

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$27.62	$24.13	$21.18	$23.80	$26.49
Income from Investment
Operations
Net investment income (loss)C	03	.06D	.06	.02	.03
Net realized and unrealized
gain (loss)	2.42	3.45	2.95	(2.39)	.20
Total from investment operations	2.45	3.51	3.01	(2.37)	.23
Distributions from net investment
income	(.07)	(.02)	(.06)	(.02)	(.08)
Distributions from net realized
gain	(.46)	—	—	(.23)	(2.84)
Total distributions	(.53)	(.02)	(.06)	(.25)	(2.92)
Net asset value, end of period	$29.54	$27.62	$24.13	$21.18	$23.80
Total ReturnA,B	9.00%	14.55%	14.25%	(10.07)%	.57%
Ratios to Average Net AssetsE
Expenses before reductions	1.85%	1.86%	1.85%	1.84%	1.77%
Expenses net of fee waivers,
if any	1.85%	1.85%	1.85%	1.84%	1.77%
Expenses net of all reductions	1.83%	1.84%	1.82%	1.79%	1.73%
Net investment income (loss)	12%	.22%	.26%	.11%	.10%
Supplemental Data
Net assets, end of period
(in millions)	$504	$573	$531	$472	$620
Portfolio turnover rate	45%	33%	44%	40%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.05 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Highlights Class C

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$27.68	$24.17	$21.22	$23.84	$26.51
Income from Investment
Operations
Net investment income (loss)C	05	.07D	.06	.03	.03
Net realized and unrealized
gain (loss)	2.42	3.46	2.96	(2.40)	.22
Total from investment operations	2.47	3.53	3.02	(2.37)	.25
Distributions from net investment
income	(.10)	(.02)	(.07)	(.02)	(.08)
Distributions from net realized
gain	(.46)	—	—	(.23)	(2.84)
Total distributions	(.56)	(.02)	(.07)	(.25)	(2.92)
Net asset value, end of period	$29.59	$27.68	$24.17	$21.22	$23.84
Total ReturnA,B	9.07%	14.61%	14.27%	(10.06)%	.65%
Ratios to Average Net AssetsE
Expenses before reductions	1.79%	1.81%	1.81%	1.79%	1.74%
Expenses net of fee waivers, if
any	1.79%	1.81%	1.81%	1.79%	1.74%
Expenses net of all reductions	1.77%	1.79%	1.78%	1.75%	1.71%
Net investment income (loss)	18%	.26%	.30%	.15%	.12%
Supplemental Data
Net assets, end of period (in
millions)	$355	$313	$220	$159	$136
Portfolio turnover rate	45%	33%	44%	40%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.05 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Financial Highlights Institutional Class

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$28.22	$24.61	$21.59	$24.24	$26.93
Income from Investment
Operations
Net investment income (loss)B	37	.37C	.31	.29	.29
Net realized and unrealized
gain (loss)	2.47	3.52	3.01	(2.44)	.21
Total from investment operations	2.84	3.89	3.32	(2.15)	.50
Distributions from net investment
income	(.40)	(.28)	(.30)	(.27)	(.35)
Distributions from net realized
gain	(.46)	—	—	(.23)	(2.84)
Total distributions	(.86)	(.28)	(.30)	(.50)	(3.19)
Net asset value, end of period	$30.20	$28.22	$24.61	$21.59	$24.24
Total ReturnA	10.29%	15.88%	15.59%	(9.04)%	1.67%
Ratios to Average Net AssetsD
Expenses before reductions	68%	.69%	.68%	.69%	.69%
Expenses net of fee waivers,
if any	68%	.69%	.68%	.69%	.69%
Expenses net of all reductions	66%	.67%	.65%	.64%	.65%
Net investment income (loss)	1.28%	1.38%	1.43%	1.26%	1.18%
Supplemental Data
Net assets, end of period
(in millions)	$1,896	$1,825	$1,264	$985	$714
Portfolio turnover rate	45%	33%	44%	40%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Investment income per share reflects a special dividend which amounted to $.05 per share.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Notes to Financial Statements

For the period ended November 30, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Equity Income Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the com mon expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued.

Annual Report

32

1. Significant Accounting Policies continued
Security Valuation - continued

Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

33 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

1. Significant Accounting Policies continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross section of other Fidelity funds, and are marked to market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, deferred trustees compensation, and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation		$1,496,751
Unrealized depreciation		(278,292)
Net unrealized appreciation (depreciation)		1,218,459
Undistributed ordinary income		14,157
Undistributed long term capital gain		382,868

Cost for federal income tax purposes		$5,721,649

The tax character of distributions paid was as follows:

	November 30, 2005		November 30, 2004
Ordinary Income		$64,978	$37,624
Long term Capital Gains		106,854	—
Total		$171,832	$37,624

Annual Report	34

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $3,015,728 and $3,031,271, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment man agement related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .47% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribu tion and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$2,515	$4
Class T	25%	.25%	15,045	85
Class B	75%	.25%	5,423	4,070
Class C	75%	.25%	3,366	603
			$26,349	$4,762

		35		Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Class A	$519
Class T	177
Class B*	842
Class C*	29
$1,567

*	When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$2,496.25
Class T	6,408.21
Class B	1,866.34
Class C	956.28
Institutional Class	3,307.18
	$15,033

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

36

4. Fees and Other Transactions with Affiliates continued

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $126 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The fund’s activity in this program during the period for which loans were outstanding was as follows:

			Interest Earned
	Average Daily	Weighted Average	(included in interest	Interest
Borrower or Lender	Loan Balance	Interest Rate	income)	Expense
Borrower	$8,697	3.57%	$—	$17

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities.

37 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

6. Security Lending continued

Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $333.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,386 for the period. In addition, through arrangements with each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$7
Class T	14
$21

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2005	2004
From net investment income
Class A	$11,056	$5,399
Class T	25,901	15,804
Class B	1,386	441
Class C	1,172	186
Institutional Class	25,463	15,794
Total	$64,978	$37,624

Annual Report

38

9. Distributions to Shareholders - continued

Years ended November 30,		2005		2004
From net realized gain
Class A		$14,627	$	—
Class T		48,216		—
Class B		9,510		—
Class C		5,277		—
Institutional Class		29,224		—
Total		$106,854	$	—

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2005	2004	2005	2004
Class A
Shares sold	15,481	12,186	$436,668	$319,511
Reinvestment of distributions	864	191	23,879	4,989
Shares redeemed	(8,041)	(5,298)	(226,868)	(138,763)
Net increase (decrease)	8,304	7,079	$233,679	$185,737
Class T
Shares sold	25,101	31,572	$711,246	$836,006
Reinvestment of distributions	2,573	579	71,885	15,215
Shares redeemed	(30,968)	(22,308)	(883,679)	(591,396)
Net increase (decrease)	(3,294)	9,843	$(100,548)	$259,825
Class B
Shares sold	2,446	4,083	$68,395	$107,199
Reinvestment of distributions	355	16	9,816	394
Shares redeemed	(6,481)	(5,340)	(182,358)	(140,315)
Net increase (decrease)	(3,680)	(1,241)	$(104,147)	$(32,722)
Class C
Shares sold	3,238	4,255	$91,064	$112,060
Reinvestment of distributions	200	6	5,527	161
Shares redeemed	(2,747)	(2,069)	(77,326)	(54,380)
Net increase (decrease)	691	2,192	$19,265	$57,841
Institutional Class
Shares sold	18,554	25,738	$532,587	$689,263
Reinvestment of distributions	1,501	469	42,456	12,523
Shares redeemed	(21,955)	(12,888)	(634,207)	(342,868)
Net increase (decrease)	(1,900)	13,319	$(59,164)	$358,918

39 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the sched ule of investments as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Income Fund as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts January 17, 2006

Annual Report 40

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Equity Income (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Adminis trative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

42

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Annual Report

44

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corpora tion (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpora tion, Maersk Inc. (industrial conglomerate, 2002 present), and Metalmark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Annual Report

46

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Equity Income. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

C. Robert Chow (44)

Year of Election or Appointment: 1998

Vice President of Advisor Equity Income. Mr. Chow also serves as Vice President of FMR and FMR Co., Inc. (2001).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Equity Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Man agement & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Equity Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advisor Equity Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Invest ments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Equity Income. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Equity Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Equity Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Annual Report

48

Name, Age; Principal Occupation Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Equity Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1986

Assistant Treasurer of Advisor Equity Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

49 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Equity Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Equity Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

Annual Report

50

Distributions

The Board of Trustees of Advisor Equity Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/19/05	12/16/05	$.081	$1.45
	1/9/06	1/6/06		$.20

Class T	12/19/05	12/16/05	$.064	$1.45
	1/9/06	1/6/06		$.20

Class B	12/19/05	12/16/05	$.016	$1.45
	1/9/06	1/6/06		$.20

Class C	12/19/05	12/16/05	$.023	$1.45
	1/9/06	1/6/06		$.20

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended November 30, 2005, $405,890,000, or, if subsequently deter mined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended November 30, 2004, $106,854,000 or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

A total of .03% of the dividends distributed during the fiscal year was derived from inter est on U.S. Government securities which is generally exempt from state income tax.

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

51 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000
Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000
Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

Annual Report 52

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Equity Income Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

Annual Report

54

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for the one and three year periods and the first quartile for the five year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time. The Board considered that the variations in perfor mance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar

Annual Report

56

Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 21% means that 79% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each class’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of

Annual Report

58

fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund

59 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

Annual Report

60

61 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
(U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
JPMorgan Chase Bank
New York, NY

EPI-UANN-0106 1.786681.102

Fidelity® Advisor Equity Income Fund Institutional Class

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	10	A complete list of the fund’s investments
		with their market values.
Financial Statements	22	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	31	Notes to the financial statements.
Report of Independent	39
Registered Public
Accounting Firm
Trustees and Officers	40
Distributions	50
Proxy Voting Results	51
Board Approval of	52
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange
Commission’s (SEC) web site at www.sec.gov. You may also call 1877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report 2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regula tors, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Past 10
	year	years	years
Institutional Class	10.29%	6.44%	9.92%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Income Fund Institutional Class on November 30, 1995. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from Robert Chow, Portfolio Manager of Fidelity® Advisor Equity Income Fund

Numerous events unfolded during the 12 month period ending November 30, 2005, that were major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index, the NASDAQ Composite® Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44%, the NASDAQ® rose 7.28% and the Dow advanced 6.07%, threatening to eclipse the 11,000 threshold for the first time since 2001.

During the past year, the fund’s Institutional Class shares returned 10.29% . In comparison, the Russell 3000® Value Index returned 9.80%, while the LipperSM Equity Income Objective Funds Average advanced 8.23% . The fund’s performance relative to the Russell index was helped by some good investments in the technology sector, including Freescale Semicon ductor and National Semiconductor. Holdings in energy services companies BJ Services, Halliburton and Schlumberger also contributed to relative returns, as they benefited from the high energy price environment. Elsewhere, retailers Nordstrom and Abercrombie & Fitch the latter of which I later sold further boosted returns relative to the index, as did strong results in health care. On the other hand, the fund’s overall underweighting in the top performing energy and utilities sectors hurt returns. Collectively, the largest drag on relative performance came from a lack of exposure to oil producers and index compo nents Burlington Resources, Devon Energy, Marathon Oil and Occidental Petroleum. Elsewhere, diversified industrial company Tyco International disappointed when earnings slipped a bit in response to high commodity prices, and the stock declined. Kimberly Clark also fell victim to higher input prices and was unable to pass higher costs through to its customers. Weak results in insurance stocks also hurt relative performance.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
			During Period*
	Beginning	Ending	June 1, 2005
	Account Value	Account Value	to November 30,
	June 1, 2005	November 30, 2005	2005
Class A
Actual	$1,000.00	$1,070.20	$5.24
HypotheticalA	$1,000.00	$1,020.00	$5.11
Class T
Actual	$1,000.00	$1,069.20	$6.33
HypotheticalA	$1,000.00	$1,018.95	$6.17
Class B
Actual	$1,000.00	$1,066.00	$9.58
HypotheticalA	$1,000.00	$1,015.79	$9.35

	7		Annual Report

Shareholder Expense Example continued

			Expenses Paid
			During Period*
	Beginning	Ending	June 1, 2005
	Account Value	Account Value	to November 30,
	June 1, 2005	November 30, 2005	2005
Class C
Actual	$1,000.00	$1,066.10	$9.27
HypotheticalA	$1,000.00	$1,016.09	$9.05
Institutional Class
Actual	$1,000.00	$1,071.90	$3.58
HypotheticalA	$1,000.00	$1,021.61	$3.50

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.01%
Class T	1.22%
Class B	1.85%
Class C	1.79%
Institutional Class	69%

Annual Report

8

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Exxon Mobil Corp.	5.0	5.2
American International Group, Inc.	3.3	2.8
Citigroup, Inc.	3.1	3.2
Bank of America Corp.	2.4	2.5
BellSouth Corp.	1.9	1.9
International Business Machines Corp.	1.8	1.6
Kimberly Clark Corp.	1.5	1.5
Altria Group, Inc.	1.5	1.9
General Electric Co.	1.4	1.5
Chevron Corp.	1.4	1.3
	23.3
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	25.6	23.9
Information Technology	13.8	15.2
Consumer Discretionary	12.7	13.9
Energy	12.4	11.6
Industrials	10.2	9.7

9 Annual Report

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 99.4%

	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – 12.7%
Automobiles – 0.3%
Harley Davidson, Inc.	320,000	$17,235
Hotels, Restaurants & Leisure 1.2%
California Pizza Kitchen, Inc. (a)	500,000	16,390
McDonald’s Corp.	740,000	25,049
O’Charleys, Inc. (a)	540,000	7,835
Outback Steakhouse, Inc.	360,000	14,501
Royal Caribbean Cruises Ltd.	460,000	21,096
		84,871
Household Durables – 0.4%
D.R. Horton, Inc.	319,999	11,341
Leggett & Platt, Inc.	140,000	3,287
Lennar Corp. Class A	140,000	8,075
Maytag Corp.	400,000	7,112
		29,815
Leisure Equipment & Products – 0.4%
Brunswick Corp.	300,000	11,787
Eastman Kodak Co.	520,000	12,464
		24,251
Media – 5.8%
Belo Corp. Series A	1,300,000	28,340
Comcast Corp. Class A (a)	380,000	10,032
Dow Jones & Co., Inc.	800,000	27,288
DreamWorks Animation SKG, Inc. Class A (a)	260,000	6,596
E.W. Scripps Co. Class A	220,000	10,197
Gannett Co., Inc.	300,000	18,486
Gray Television, Inc.	500,000	4,460
Journal Communications, Inc. Class A	780,000	10,538
McGraw Hill Companies, Inc.	240,000	12,732
Meredith Corp.	620,000	31,620
News Corp. Class A	1,200,000	17,772
Omnicom Group, Inc.	320,000	27,059
Time Warner, Inc.	4,300,000	77,314
Tribune Co.	900,000	28,773
Viacom, Inc. Class B (non-vtg.)	1,200,000	40,080
Walt Disney Co.	2,000,000	49,860
		401,147
Multiline Retail – 0.8%
Dollar Tree Stores, Inc. (a)	680,000	15,613

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – continued
Multiline Retail – continued
Federated Department Stores, Inc.	140,000	$9,020
Nordstrom, Inc.	120,000	4,426
Target Corp.	460,000	24,615
		53,674
Specialty Retail – 2.9%
AnnTaylor Stores Corp. (a)	1,529,400	46,387
Big 5 Sporting Goods Corp.	640,000	15,418
Borders Group, Inc.	780,000	15,904
Home Depot, Inc.	660,000	27,575
Linens ’N Things, Inc. (a)	1,320,000	33,805
PETCO Animal Supplies, Inc. (a)	420,000	8,917
RadioShack Corp.	680,000	15,511
Sherwin-Williams Co.	400,000	17,536
Sports Authority, Inc. (a)	260,000	8,182
Staples, Inc.	240,000	5,544
West Marine, Inc. (a)(d)	480,000	6,374
		201,153
Textiles, Apparel & Luxury Goods – 0.9%
Liz Claiborne, Inc.	1,220,000	42,554
Quiksilver, Inc. (a)	700,000	8,596
Timberland Co. Class A (a)	400,000	13,236
		64,386

TOTAL CONSUMER DISCRETIONARY		876,532

CONSUMER STAPLES 9.4%
Beverages – 1.7%
Anheuser-Busch Companies, Inc.	660,000	28,868
Coca-Cola Enterprises, Inc.	180,000	3,460
The Coca-Cola Co.	2,000,000	85,380
		117,708
Food & Staples Retailing – 2.3%
Albertsons, Inc.	1,300,000	30,550
CVS Corp.	1,120,000	30,262
Nash-Finch Co.	300,000	8,061
Safeway, Inc.	900,000	20,925
Sysco Corp.	300,000	9,696

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER STAPLES – continued
Food & Staples Retailing – continued
Wal-Mart Stores, Inc.	1,060,000	$51,474
Walgreen Co.	120,000	5,482
		156,450
Food Products 0.9%
Corn Products International, Inc.	440,000	9,790
Delta & Pine Land Co.	360,000	8,482
Hershey Co.	220,000	11,928
Kellogg Co.	180,000	7,933
Kraft Foods, Inc. Class A	300,000	8,682
McCormick & Co., Inc. (non-vtg.)	200,000	6,244
Wm. Wrigley Jr. Co.	160,000	10,974
		64,033
Household Products – 2.5%
Clorox Co.	100,000	5,428
Colgate-Palmolive Co.	800,000	43,616
Kimberly Clark Corp.	1,740,000	102,625
Procter & Gamble Co.	240,000	13,726
WD 40 Co.	280,000	7,692
		173,087
Personal Products 0.5%
Avon Products, Inc.	660,000	18,051
Estee Lauder Companies, Inc. Class A	380,000	12,544
Nu Skin Enterprises, Inc. Class A	300,000	5,214
		35,809
Tobacco 1.5%
Altria Group, Inc.	1,400,000	101,906

TOTAL CONSUMER STAPLES		648,993

ENERGY 12.4%
Energy Equipment & Services – 3.9%
Baker Hughes, Inc.	440,000	25,234
BJ Services Co.	1,900,000	69,635
ENSCO International, Inc.	340,000	16,102
Halliburton Co.	1,000,000	63,650
Input/Output, Inc. (a)(d)	1,200,000	8,928
Nabors Industries Ltd. (a)	220,000	15,402

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

ENERGY – continued
Energy Equipment & Services – continued
National Oilwell Varco, Inc. (a)	518,506	$31,432
Schlumberger Ltd. (NY Shares)	420,000	40,207
		270,590
Oil, Gas & Consumable Fuels – 8.5%
Apache Corp.	140,000	9,139
BP PLC sponsored ADR	1,100,000	72,424
Chevron Corp.	1,680,000	96,281
ConocoPhillips	760,000	45,988
Exxon Mobil Corp.	5,920,000	343,533
Teekay Shipping Corp.	140,000	5,935
Valero Energy Corp.	180,000	17,316
		590,616

TOTAL ENERGY		861,206

FINANCIALS – 25.5%
Capital Markets 4.1%
Ameriprise Financial, Inc.	103,600	4,356
Bank of New York Co., Inc.	580,000	18,792
Federated Investors, Inc. Class B (non-vtg.)	200,000	7,308
Goldman Sachs Group, Inc.	140,000	18,054
Janus Capital Group, Inc.	1,700,000	32,589
Lehman Brothers Holdings, Inc.	140,000	17,640
Merrill Lynch & Co., Inc.	1,300,000	86,346
Morgan Stanley	1,100,000	61,633
State Street Corp.	660,000	38,075
		284,793
Commercial Banks – 5.5%
Bank of America Corp.	3,600,000	165,204
U.S. Bancorp, Delaware	900,000	27,252
Wachovia Corp.	1,800,000	96,120
Wells Fargo & Co.	1,500,000	94,275
		382,851
Consumer Finance – 0.8%
American Express Co.	1,080,000	55,534

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – continued
Diversified Financial Services – 4.5%
Citigroup, Inc.	4,500,000	$218,475
JPMorgan Chase & Co.	2,500,000	95,625
		314,100
Insurance – 8.0%
ACE Ltd.	400,000	22,200
AFLAC, Inc.	440,000	21,120
Allstate Corp.	400,000	22,440
American International Group, Inc.	3,400,000	228,276
Aon Corp.	140,000	5,097
Hartford Financial Services Group, Inc.	700,000	61,159
Marsh & McLennan Companies, Inc.	1,260,000	38,921
MBIA, Inc.	300,000	18,534
Montpelier Re Holdings Ltd.	400,000	7,852
PartnerRe Ltd.	236,998	16,182
Platinum Underwriters Holdings Ltd.	300,000	9,138
The Chubb Corp.	260,000	25,178
The St. Paul Travelers Companies, Inc.	1,400,000	65,142
XL Capital Ltd. Class A	220,000	14,604
		555,843
Real Estate 0.4%
Duke Realty Corp.	280,000	9,520
General Growth Properties, Inc.	340,000	15,511
		25,031
Thrifts & Mortgage Finance – 2.2%
Countrywide Financial Corp.	200,636	6,984
Fannie Mae	720,000	34,596
Freddie Mac	1,400,000	87,430
Golden West Financial Corp., Delaware	340,000	22,029
		151,039

TOTAL FINANCIALS		1,769,191

HEALTH CARE – 7.1%
Biotechnology – 0.6%
Biogen Idec, Inc. (a)	680,000	29,111
Charles River Laboratories International, Inc. (a)	180,000	8,201
OSI Pharmaceuticals, Inc. (a)	200,000	4,850
		42,162

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Health Care Equipment & Supplies – 1.9%
Bausch & Lomb, Inc.	420,000	$34,129
Baxter International, Inc.	500,000	19,445
Becton, Dickinson & Co.	500,000	29,115
C.R. Bard, Inc.	240,000	15,569
Cooper Companies, Inc.	180,000	9,864
Dade Behring Holdings, Inc.	240,000	9,814
Fisher Scientific International, Inc. (a)	160,000	10,317
Kinetic Concepts, Inc. (a)	100,000	3,895
		132,148
Health Care Providers & Services – 1.0%
AmerisourceBergen Corp.	140,000	11,249
Caremark Rx, Inc. (a)	140,000	7,195
Emdeon Corp. (a)	500,000	3,825
Medco Health Solutions, Inc. (a)	144,720	7,764
Quest Diagnostics, Inc.	120,000	6,011
UnitedHealth Group, Inc.	400,000	23,944
WellPoint, Inc. (a)	140,000	10,756
		70,744
Pharmaceuticals – 3.6%
Abbott Laboratories	280,000	10,559
Allergan, Inc.	60,000	6,000
Johnson & Johnson	840,000	51,870
Medicis Pharmaceutical Corp. Class A (d)	300,000	9,573
Merck & Co., Inc.	1,600,000	47,040
Pfizer, Inc.	2,800,000	59,360
Schering-Plough Corp.	1,400,000	27,048
Wyeth	800,000	33,248
		244,698

TOTAL HEALTH CARE		489,752

INDUSTRIALS – 10.2%
Aerospace & Defense – 2.5%
EADS NV	480,000	17,785
Goodrich Corp.	240,100	9,249
Honeywell International, Inc.	920,000	33,617
Lockheed Martin Corp.	420,000	25,452
Northrop Grumman Corp.	260,000	14,916
Precision Castparts Corp.	200,000	10,198

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Aerospace & Defense – continued
The Boeing Co.	640,000	$43,642
United Technologies Corp.	320,000	17,229
		172,088
Air Freight & Logistics – 0.9%
FedEx Corp.	120,000	11,714
Ryder System, Inc.	240,000	10,183
United Parcel Service, Inc. Class B	480,000	37,392
		59,289
Building Products 0.1%
Simpson Manufacturing Co. Ltd.	260,000	10,655
Commercial Services & Supplies – 0.9%
Manpower, Inc.	420,000	19,509
Pitney Bowes, Inc.	780,000	32,495
Waste Management, Inc.	240,000	7,178
		59,182
Construction & Engineering – 0.3%
Fluor Corp.	280,000	20,748
Electrical Equipment – 0.1%
A.O. Smith Corp.	240,000	8,705
Industrial Conglomerates – 2.7%
3M Co.	480,000	37,670
General Electric Co.	2,800,000	100,016
Tyco International Ltd.	1,800,000	51,336
		189,022
Machinery – 1.8%
Caterpillar, Inc.	160,000	9,245
Donaldson Co., Inc.	200,000	6,688
Illinois Tool Works, Inc.	440,000	38,839
Ingersoll-Rand Co. Ltd. Class A	440,000	17,437
Kaydon Corp.	300,000	9,708
Kennametal, Inc.	140,000	7,671
SPX Corp.	780,000	36,722
		126,310
Road & Rail 0.9%
Burlington Northern Santa Fe Corp.	600,000	39,708

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Road & Rail – continued
Laidlaw International, Inc.	300,000	$6,486
Union Pacific Corp.	220,000	16,839
		63,033

TOTAL INDUSTRIALS		709,032

INFORMATION TECHNOLOGY – 13.8%
Communications Equipment – 1.5%
Cisco Systems, Inc. (a)	1,900,000	33,326
Extreme Networks, Inc. (a)	800,000	3,936
Motorola, Inc.	1,300,000	31,317
Nokia Corp. sponsored ADR	1,700,000	29,036
Scientific-Atlanta, Inc.	120,000	5,078
		102,693
Computers & Peripherals – 2.7%
Hewlett-Packard Co.	1,600,000	47,472
International Business Machines Corp.	1,400,000	124,460
Seagate Technology	800,000	15,136
		187,068
Electronic Equipment & Instruments – 1.4%
Agilent Technologies, Inc. (a)	200,000	7,132
Arrow Electronics, Inc. (a)	640,000	19,840
CDW Corp.	140,000	8,211
Kyocera Corp.	160,000	10,960
Rogers Corp. (a)	280,000	10,724
Tektronix, Inc.	1,100,000	28,149
Vishay Intertechnology, Inc. (a)	700,000	8,981
		93,997
IT Services – 1.4%
Accenture Ltd. Class A	740,000	21,046
Automatic Data Processing, Inc.	780,000	36,660
Computer Sciences Corp. (a)	280,000	14,064
Electronic Data Systems Corp.	1,200,000	27,660
		99,430
Office Electronics – 0.9%
Canon, Inc. sponsored ADR	240,000	13,505
Xerox Corp. (a)	3,700,000	52,540
		66,045

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Semiconductors & Semiconductor Equipment – 4.3%
Analog Devices, Inc.	440,000	$16,685
Applied Materials, Inc.	2,200,000	39,842
Freescale Semiconductor, Inc.:
Class A (a)	1,600,000	41,200
Class B (a)	1,600,000	41,280
Intel Corp.	2,200,000	58,696
Maxim Integrated Products, Inc.	140,000	5,117
Micrel, Inc. (a)	200,000	2,416
Microchip Technology, Inc.	560,000	18,682
National Semiconductor Corp.	1,900,000	49,172
Texas Instruments, Inc.	400,000	12,992
Veeco Instruments, Inc. (a)	500,000	8,855
		294,937
Software 1.6%
Cognos, Inc. (a)	240,000	8,024
Mercury Interactive Corp. (a)	100,000	2,780
Microsoft Corp.	2,500,000	69,275
Oracle Corp. (a)	500,000	6,285
Quest Software, Inc. (a)	620,000	9,765
Symantec Corp. (a)	800,000	14,136
		110,265

TOTAL INFORMATION TECHNOLOGY		954,435

MATERIALS 2.4%
Chemicals – 1.0%
Airgas, Inc.	200,000	6,220
E.I. du Pont de Nemours & Co.	280,000	11,970
FMC Corp. (a)	280,000	14,888
International Flavors & Fragrances, Inc.	260,000	8,460
Praxair, Inc.	500,000	26,000
		67,538
Containers & Packaging – 0.5%
Ball Corp.	260,739	10,748
Bemis Co., Inc.	780,000	21,489
Smurfit-Stone Container Corp. (a)	400,000	5,068
		37,305
Metals & Mining – 0.6%
Alcoa, Inc.	820,000	22,476

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

MATERIALS – continued
Metals & Mining – continued
Newmont Mining Corp.	300,000	$13,836
Phelps Dodge Corp.	60,000	8,140
		44,452
Paper & Forest Products 0.3%
Weyerhaeuser Co.	260,000	17,241

TOTAL MATERIALS		166,536

TELECOMMUNICATION SERVICES – 4.0%
Diversified Telecommunication Services – 3.8%
AT&T, Inc.	2,800,000	69,748
BellSouth Corp.	4,700,000	128,122
Verizon Communications, Inc.	2,000,000	63,960
		261,830
Wireless Telecommunication Services – 0.2%
Sprint Nextel Corp.	620,000	15,525

TOTAL TELECOMMUNICATION SERVICES		277,355

UTILITIES – 1.9%
Electric Utilities – 0.6%
Edison International	360,000	16,243
Entergy Corp.	120,000	8,400
FirstEnergy Corp.	360,000	16,906
		41,549
Independent Power Producers & Energy Traders – 0.6%
AES Corp. (a)	800,000	12,616
TXU Corp.	320,000	32,842
		45,458
Multi-Utilities – 0.7%
Public Service Enterprise Group, Inc.	500,000	31,360
Wisconsin Energy Corp.	380,000	14,421
		45,781

TOTAL UTILITIES		132,788

TOTAL COMMON STOCKS
(Cost $5,667,263)		6,885,820

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Preferred Stocks 0.6%
	Shares	Value (Note 1)
		(000s)
Convertible Preferred Stocks 0.5%
CONSUMER DISCRETIONARY – 0.0%
Media – 0.0%
J.N. Taylor Holdings Ltd. 9.5% (a)	50,000	$0
HEALTH CARE – 0.4%
Health Care Equipment & Supplies – 0.4%
Baxter International, Inc. 7.00%	500,000	27,320
UTILITIES – 0.1%
Multi-Utilities – 0.1%
Dominion Resources, Inc. 8.75%	180,000	9,330
TOTAL CONVERTIBLE PREFERRED STOCKS		36,650
Nonconvertible Preferred Stocks 0.1%
FINANCIALS – 0.1%
Thrifts & Mortgage Finance – 0.1%
Fannie Mae 7.00%	135,800	7,550
TOTAL PREFERRED STOCKS
(Cost $41,987)		44,200
Money Market Funds 0.1%
Fidelity Securities Lending Cash Central Fund, 4.09% (b)(c)
(Cost $10,088)	10,088,325	10,088
TOTAL INVESTMENT PORTFOLIO 100.1%
(Cost $5,719,338)		6,940,108
NET OTHER ASSETS – (0.1)%		(9,505)
NET ASSETS 100%		$6,930,603

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other accounts
managed by Fidelity Investments. The rate
quoted is the annualized seven day yield
of the fund at period end. A complete
unaudited listing of the fund’s holdings as
of its most recent quarter end is available
upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

Annual Report 20

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
(amounts in thousands)
Fidelity Cash Central Fund	$837
Fidelity Security Lending Cash Central Fund	333
Total	$1,170

Other Affiliated Issuers

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Value,	Purchases	Sales	Dividend	Value,
	beginning of		Proceeds	Income	end of period
(amounts in thousands)	period
California Pizza Kitchen, Inc.	$17,270	$21,564	$33,702	$—	$—
Total	$17,270	$21,564	$33,702	$—	$—

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		November 30, 2005

Assets
Investment in securities, at value (including securities
loaned of $9,743) See accompanying schedule:
Unaffiliated issuers (cost $5,709,250)	$6,930,020
Affiliated Central Funds (cost $10,088)	10,088
Total Investments (cost $5,719,338)		$6,940,108
Cash		12
Receivable for investments sold		33,896
Receivable for fund shares sold		4,702
Dividends receivable		16,910
Interest receivable		49
Prepaid expenses		37
Other affiliated receivables		40
Other receivables		197
Total assets		6,995,951

Liabilities
Payable for investments purchased	$20,678
Payable for fund shares redeemed	17,596
Accrued management fee	2,712
Distribution fees payable	2,194
Notes payable	10,169
Other affiliated payables	1,484
Other payables and accrued expenses	427
Collateral on securities loaned, at value	10,088
Total liabilities		65,348

Net Assets		$6,930,603
Net Assets consist of:
Paid in capital		$5,249,893
Undistributed net investment income		14,046
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		445,897
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		1,220,767
Net Assets		$6,930,603

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Statement of Assets and Liabilities continued
Amounts in thousands (except per share amounts)	November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($1,175,521 ÷ 39,857 shares)	$29.49

Maximum offering price per share (100/94.25 of $29.49)	$31.29
Class T:
Net Asset Value and redemption price per share
($3,000,036 ÷ 100,572 shares)	$29.83

Maximum offering price per share (100/96.50 of $29.83)	$30.91
Class B:
Net Asset Value and offering price per share
($504,089 ÷ 17,065 shares)A	$29.54

Class C:
Net Asset Value and offering price per share
($355,039 ÷ 11,999 shares)A	$29.59

Institutional Class:
Net Asset Value, offering price and redemption price per
share ($1,895,918 ÷ 62,783 shares)	$30.20

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Statements continued

Statement of Operations
Amounts in thousands	Year ended November 30, 2005

Investment Income
Dividends		$129,935
Interest		4
Income from affiliated Central Funds		1,170
Total income		131,109

Expenses
Management fee	$31,806
Transfer agent fees	15,033
Distribution fees	26,349
Accounting and security lending fees	1,230
Independent trustees’ compensation	31
Appreciation in deferred trustee compensation account	9
Custodian fees and expenses	98
Registration fees	218
Audit	81
Legal	24
Interest	17
Miscellaneous	430
Total expenses before reductions	75,326
Expense reductions	(1,407)	73,919

Net investment income (loss)		57,190
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	441,763
Other affiliated issuers	10,203
Foreign currency transactions	(55)
Total net realized gain (loss)		451,911
Change in net unrealized appreciation (depreciation) on:
Investment securities	126,292
Assets and liabilities in foreign currencies	(9)
Total change in net unrealized appreciation
(depreciation)		126,283
Net gain (loss)		578,194
Net increase (decrease) in net assets resulting from
operations		$635,384

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Statement of Changes in Net Assets
	Year ended	Year ended
	November 30,	November 30,
Amounts in thousands	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$57,190	$52,701
Net realized gain (loss)	451,911	159,458
Change in net unrealized appreciation (depreciation) .	126,283	581,247
Net increase (decrease) in net assets resulting
from operations	635,384	793,406
Distributions to shareholders from net investment income .	(64,978)	(37,624)
Distributions to shareholders from net realized gain	(106,854)	—
Total distributions	(171,832)	(37,624)
Share transactions - net increase (decrease)	(10,915)	829,599
Total increase (decrease) in net assets	452,637	1,585,381

Net Assets
Beginning of period	6,477,966	4,892,585
End of period (including undistributed net investment
income of $14,046 and undistributed net investment
income of $21,600, respectively)	$6,930,603	$6,477,966

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights Class A

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$27.59	$24.07	$21.12	$23.73	$26.42
Income from Investment
Operations
Net investment income (loss)C	27	.28D	.24	.21	.22
Net realized and unrealized
gain (loss)	2.41	3.44	2.94	(2.39)	.20
Total from investment operations	2.68	3.72	3.18	(2.18)	.42
Distributions from net investment
income	(.32)	(.20)	(.23)	(.20)	(.27)
Distributions from net realized
gain	(.46)	—	—	(.23)	(2.84)
Total distributions	(.78)	(.20)	(.23)	(.43)	(3.11)
Net asset value, end of period	$29.49	$27.59	$24.07	$21.12	$23.73
Total ReturnA,B	9.91%	15.51%	15.22%	(9.35)%	1.36%
Ratios to Average Net AssetsE
Expenses before reductions	1.00%	1.01%	1.01%	1.01%	.98%
Expenses net of fee waivers,
if any	1.00%	1.01%	1.01%	1.01%	.98%
Expenses net of all reductions	98%	.99%	.98%	.97%	.95%
Net investment income (loss)	96%	1.06%	1.10%	.93%	.88%
Supplemental Data
Net assets, end of period
(in millions)	$1,176	$870	$589	$464	$371
Portfolio turnover rate	45%	33%	44%	40%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.05 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights Class T

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$27.89	$24.34	$21.36	$23.98	$26.67
Income from Investment
Operations
Net investment income (loss)C	21	.22D	.19	.16	.16
Net realized and unrealized
gain (loss)	2.44	3.49	2.98	(2.42)	.20
Total from investment operations	2.65	3.71	3.17	(2.26)	.36
Distributions from net investment
income	(.25)	(.16)	(.19)	(.13)	(.21)
Distributions from net realized
gain	(.46)	—	—	(.23)	(2.84)
Total distributions	(.71)	(.16)	(.19)	(.36)	(3.05)
Net asset value, end of period	$29.83	$27.89	$24.34	$21.36	$23.98
Total ReturnA,B	9.68%	15.28%	14.97%	(9.57)%	1.10%
Ratios to Average Net AssetsE
Expenses before reductions	1.22%	1.23%	1.25%	1.25%	1.22%
Expenses net of fee waivers,
if any	1.22%	1.23%	1.25%	1.25%	1.22%
Expenses net of all reductions	1.19%	1.22%	1.22%	1.20%	1.19%
Net investment income (loss)	75%	.83%	.86%	.70%	.65%
Supplemental Data
Net assets, end of period
(in millions)	$3,000	$2,896	$2,289	$1,903	$2,058
Portfolio turnover rate	45%	33%	44%	40%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.05 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights Class B

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$27.62	$24.13	$21.18	$23.80	$26.49
Income from Investment
Operations
Net investment income (loss)C	03	.06D	.06	.02	.03
Net realized and unrealized
gain (loss)	2.42	3.45	2.95	(2.39)	.20
Total from investment operations	2.45	3.51	3.01	(2.37)	.23
Distributions from net investment
income	(.07)	(.02)	(.06)	(.02)	(.08)
Distributions from net realized
gain	(.46)	—	—	(.23)	(2.84)
Total distributions	(.53)	(.02)	(.06)	(.25)	(2.92)
Net asset value, end of period	$29.54	$27.62	$24.13	$21.18	$23.80
Total ReturnA,B	9.00%	14.55%	14.25%	(10.07)%	.57%
Ratios to Average Net AssetsE
Expenses before reductions	1.85%	1.86%	1.85%	1.84%	1.77%
Expenses net of fee waivers,
if any	1.85%	1.85%	1.85%	1.84%	1.77%
Expenses net of all reductions	1.83%	1.84%	1.82%	1.79%	1.73%
Net investment income (loss)	12%	.22%	.26%	.11%	.10%
Supplemental Data
Net assets, end of period
(in millions)	$504	$573	$531	$472	$620
Portfolio turnover rate	45%	33%	44%	40%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.05 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Financial Highlights Class C

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$27.68	$24.17	$21.22	$23.84	$26.51
Income from Investment
Operations
Net investment income (loss)C	05	.07D	.06	.03	.03
Net realized and unrealized
gain (loss)	2.42	3.46	2.96	(2.40)	.22
Total from investment operations	2.47	3.53	3.02	(2.37)	.25
Distributions from net investment
income	(.10)	(.02)	(.07)	(.02)	(.08)
Distributions from net realized
gain	(.46)	—	—	(.23)	(2.84)
Total distributions	(.56)	(.02)	(.07)	(.25)	(2.92)
Net asset value, end of period	$29.59	$27.68	$24.17	$21.22	$23.84
Total ReturnA,B	9.07%	14.61%	14.27%	(10.06)%	.65%
Ratios to Average Net AssetsE
Expenses before reductions	1.79%	1.81%	1.81%	1.79%	1.74%
Expenses net of fee waivers, if
any	1.79%	1.81%	1.81%	1.79%	1.74%
Expenses net of all reductions	1.77%	1.79%	1.78%	1.75%	1.71%
Net investment income (loss)	18%	.26%	.30%	.15%	.12%
Supplemental Data
Net assets, end of period (in
millions)	$355	$313	$220	$159	$136
Portfolio turnover rate	45%	33%	44%	40%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.05 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Highlights Institutional Class

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$28.22	$24.61	$21.59	$24.24	$26.93
Income from Investment
Operations
Net investment income (loss)B	37	.37C	.31	.29	.29
Net realized and unrealized
gain (loss)	2.47	3.52	3.01	(2.44)	.21
Total from investment operations	2.84	3.89	3.32	(2.15)	.50
Distributions from net investment
income	(.40)	(.28)	(.30)	(.27)	(.35)
Distributions from net realized
gain	(.46)	—	—	(.23)	(2.84)
Total distributions	(.86)	(.28)	(.30)	(.50)	(3.19)
Net asset value, end of period	$30.20	$28.22	$24.61	$21.59	$24.24
Total ReturnA	10.29%	15.88%	15.59%	(9.04)%	1.67%
Ratios to Average Net AssetsD
Expenses before reductions	68%	.69%	.68%	.69%	.69%
Expenses net of fee waivers,
if any	68%	.69%	.68%	.69%	.69%
Expenses net of all reductions	66%	.67%	.65%	.64%	.65%
Net investment income (loss)	1.28%	1.38%	1.43%	1.26%	1.18%
Supplemental Data
Net assets, end of period
(in millions)	$1,896	$1,825	$1,264	$985	$714
Portfolio turnover rate	45%	33%	44%	40%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Investment income per share reflects a special dividend which amounted to $.05 per share.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Notes to Financial Statements

For the period ended November 30, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Equity Income Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the com mon expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued.

31 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)
1. Significant Accounting Policies continued
Security Valuation - continued

Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Annual Report

32

1. Significant Accounting Policies continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross section of other Fidelity funds, and are marked to market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, deferred trustees compensation, and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation		$1,496,751
Unrealized depreciation		(278,292)
Net unrealized appreciation (depreciation)		1,218,459
Undistributed ordinary income		14,157
Undistributed long term capital gain		382,868

Cost for federal income tax purposes		$5,721,649

The tax character of distributions paid was as follows:

	November 30, 2005		November 30, 2004
Ordinary Income		$64,978	$37,624
Long term Capital Gains		106,854	—
Total		$171,832	$37,624

	33		Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $3,015,728 and $3,031,271, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment man agement related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .47% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribu tion and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$2,515	$4
Class T	25%	.25%	15,045	85
Class B	75%	.25%	5,423	4,070
Class C	75%	.25%	3,366	603
			$26,349	$4,762

Annual Report		34

4. Fees and Other Transactions with Affiliates continued

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Class A	$519
Class T	177
Class B*	842
Class C*	29
$1,567

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$2,496.25
Class T	6,408.21
Class B	1,866.34
Class C	956.28
Institutional Class	3,307.18
	$15,033

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

35 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $126 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The fund’s activity in this program during the period for which loans were outstanding was as follows:

			Interest Earned
	Average Daily	Weighted Average	(included in interest	Interest
Borrower or Lender	Loan Balance	Interest Rate	income)	Expense
Borrower	$8,697	3.57%	$—	$17

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities.

Annual Report

36

6. Security Lending continued

Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $333.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,386 for the period. In addition, through arrangements with each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$7
Class T	14
$21

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2005	2004
From net investment income
Class A	$11,056	$5,399
Class T	25,901	15,804
Class B	1,386	441
Class C	1,172	186
Institutional Class	25,463	15,794
Total	$64,978	$37,624

37 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

9. Distributions to Shareholders - continued

Years ended November 30,		2005		2004
From net realized gain
Class A		$14,627	$	—
Class T		48,216		—
Class B		9,510		—
Class C		5,277		—
Institutional Class		29,224		—
Total		$106,854	$	—

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2005	2004	2005	2004
Class A
Shares sold	15,481	12,186	$436,668	$319,511
Reinvestment of distributions	864	191	23,879	4,989
Shares redeemed	(8,041)	(5,298)	(226,868)	(138,763)
Net increase (decrease)	8,304	7,079	$233,679	$185,737
Class T
Shares sold	25,101	31,572	$711,246	$836,006
Reinvestment of distributions	2,573	579	71,885	15,215
Shares redeemed	(30,968)	(22,308)	(883,679)	(591,396)
Net increase (decrease)	(3,294)	9,843	$(100,548)	$259,825
Class B
Shares sold	2,446	4,083	$68,395	$107,199
Reinvestment of distributions	355	16	9,816	394
Shares redeemed	(6,481)	(5,340)	(182,358)	(140,315)
Net increase (decrease)	(3,680)	(1,241)	$(104,147)	$(32,722)
Class C
Shares sold	3,238	4,255	$91,064	$112,060
Reinvestment of distributions	200	6	5,527	161
Shares redeemed	(2,747)	(2,069)	(77,326)	(54,380)
Net increase (decrease)	691	2,192	$19,265	$57,841
Institutional Class
Shares sold	18,554	25,738	$532,587	$689,263
Reinvestment of distributions	1,501	469	42,456	12,523
Shares redeemed	(21,955)	(12,888)	(634,207)	(342,868)
Net increase (decrease)	(1,900)	13,319	$(59,164)	$358,918

Annual Report

38

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the sched ule of investments as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Income Fund as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts January 17, 2006

39 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Annual Report

40

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Equity Income (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Adminis trative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

41 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

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42

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corpora tion (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

Annual Report

44

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpora tion, Maersk Inc. (industrial conglomerate, 2002 present), and Metalmark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

45 Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Equity Income. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

C. Robert Chow (44)

Year of Election or Appointment: 1998

Vice President of Advisor Equity Income. Mr. Chow also serves as Vice President of FMR and FMR Co., Inc. (2001).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Equity Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Man agement & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Annual Report

46

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Equity Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advisor Equity Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Invest ments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Equity Income. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Equity Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Equity Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Equity Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1986

Assistant Treasurer of Advisor Equity Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Annual Report

48

Name, Age; Principal Occupation Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Equity Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Equity Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

49 Annual Report

Distributions

The Board of Trustees of Advisor Equity Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/19/05	12/16/05	$.103	$1.45
	1/9/06	1/6/06		$.20

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended November 30, 2005, $405,890,000, or, if subsequently deter mined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended November 30, 2004, $106,854,000 or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

A total of .03% of the dividends distributed during the fiscal year was derived from inter est on U.S. Government securities which is generally exempt from state income tax.

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

50

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000
Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000

Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Equity Income Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Annual Report

52

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

54

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for the one and three year periods and the first quartile for the five year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time. The Board considered that the variations in perfor mance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 21% means that 79% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Annual Report

56

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each class’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund

Annual Report

58

profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

59 Annual Report

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60

61 Annual Report

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62

63 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
(U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
JPMorgan Chase Bank
New York, NY

EPII-UANN-0106 1.786682.102

Fidelity® Advisor Equity Value Fund - Class A, Class T, Class B and Class C

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	20	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	29	Notes to the financial statements.
Report of Independent	38
Registered Public
Accounting Firm
Trustees and Officers	39
Distributions	49
Proxy Voting Results	50
Board Approval of	51
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange
Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report 2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Life of
	year	fundA
Class A (incl. 5.75% sales charge)	2.54%	4.34%
Class T (incl. 3.50% sales charge)	4.77%	4.63%
Class B (incl. contingent deferred
sales charge)B	3.03%	4.55%
Class C (incl. contingent deferred
sales charge)C	7.03%	4.93%

A From May 9, 2001.
B Class B shares’ contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 3%, respectively.
C Class C shares’ contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

5 Annual Report

5

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Value Fund - Class T on May 9, 2001, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

6

Management’s Discussion of Fund Performance

Comments from Steve DuFour, Portfolio Manager of Fidelity® Advisor Equity Value Fund

Numerous events unfolded during the 12 month period ending November 30, 2005, that were major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index, the NASDAQ Composite® Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44%, the NASDAQ® rose 7.28% and the Dow advanced 6.07%, threatening to eclipse the 11,000 threshold for the first time since 2001.

Fidelity Advisor Equity Value Fund’s Class A, Class T, Class B and Class C shares gained 8.80%, 8.57%, 8.03% and 8.03%, respectively (excluding sales charges), for the 12 months ending November 30, 2005, compared with returns of 9.80% for the Russell 3000® Value Index and 9.91% for the LipperSM Growth Funds Average. Inopportune stock selection was the primary driver of the fund’s underperformance versus the index. Some of the names that hurt the most generally were strong performing index components that the fund did not own or in which it was underweighted. Energy was a good example of this, although there also were stocks in which the fund held large overweighted positions particularly in the media group that detracted a lot as well. In media, such names as News Corp. and XM Satellite Radio were big detractors, while other large holdings such as Verizon Communications and Wal Mart disappointed, too. On the plus side, results were helped by an eclectic group of good performers across a variety of sectors, including such names as mall developer General Growth Properties, National Semiconductor and UnitedHealth Group, a managed care company.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class A
Actual	$1,000.00	$1,072.30	$6.49
HypotheticalA	$1,000.00	$1,018.80	$6.33
Class T
Actual	$1,000.00	$1,070.90	$7.79
HypotheticalA	$1,000.00	$1,017.55	$7.59
Class B
Actual	$1,000.00	$1,068.10	$10.37
HypotheticalA	$1,000.00	$1,015.04	$10.10
Class C
Actual	$1,000.00	$1,068.10	$10.37
HypotheticalA	$1,000.00	$1,015.04	$10.10
Institutional Class
Actual	$1,000.00	$1,074.30	$4.63
HypotheticalA	$1,000.00	$1,020.61	$4.51

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	89%

9 Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Citigroup, Inc.	3.9	4.1
American International Group, Inc.	3.9	2.0
Wal Mart Stores, Inc.	3.7	2.9
Intel Corp.	3.3	1.8
Bank of America Corp.	2.9	2.8
Exxon Mobil Corp.	2.8	5.3
General Growth Properties, Inc.	2.8	1.9
General Electric Co.	2.2	3.6
Pfizer, Inc.	2.0	2.1
SLM Corp.	1.9	1.9
	29.4
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	38.4	33.3
Information Technology	13.3	15.2
Consumer Discretionary	9.2	10.4
Health Care	9.1	5.9
Industrials	7.7	8.1

Annual Report 10

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 100.1%

	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – 9.2%
Auto Components 0.4%
Johnson Controls, Inc.	6,700	$465,315
Automobiles – 1.5%
Monaco Coach Corp.	26,900	398,927
Toyota Motor Corp. sponsored ADR	13,700	1,325,475
		1,724,402
Diversified Consumer Services – 0.1%
Service Corp. International (SCI)	14,000	114,940
Hotels, Restaurants & Leisure 1.5%
Las Vegas Sands Corp.	4,200	175,182
McDonald’s Corp.	14,700	497,595
Royal Caribbean Cruises Ltd.	13,600	623,696
Wynn Resorts Ltd. (a)(d)	6,500	362,895
		1,659,368
Household Durables – 0.5%
Matsushita Electric Industrial Co. Ltd. ADR	29,000	585,220
Media – 3.7%
Gannett Co., Inc.	18,400	1,133,808
News Corp. Class B	22,960	359,094
Omnicom Group, Inc.	3,900	329,784
The New York Times Co. Class A	45,900	1,262,250
Time Warner, Inc.	23,100	415,338
Walt Disney Co.	30,700	765,351
		4,265,625
Multiline Retail – 0.5%
Dollar General Corp.	29,300	554,063
Specialty Retail – 1.0%
Home Depot, Inc.	22,900	956,762
Staples, Inc.	5,600	129,360
		1,086,122
Textiles, Apparel & Luxury Goods – 0.0%
Under Armour, Inc. Class A	100	2,263

TOTAL CONSUMER DISCRETIONARY		10,457,318

CONSUMER STAPLES 6.4%
Beverages – 0.5%
The Coca-Cola Co.	13,350	569,912
Food & Staples Retailing – 3.9%
CVS Corp.	4,000	108,080

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER STAPLES – continued
Food & Staples Retailing – continued
Wal-Mart Stores, Inc.	85,750	$ 4,164,020
Walgreen Co.	3,500	159,880
		4,431,980
Food Products 0.8%
Nestle SA sponsored ADR	11,900	878,220
Personal Products 0.5%
Alberto-Culver Co.	8,900	386,972
Avon Products, Inc.	6,500	177,775
		564,747
Tobacco 0.7%
Altria Group, Inc.	12,030	875,664

TOTAL CONSUMER STAPLES		7,320,523

ENERGY 6.5%
Energy Equipment & Services – 0.1%
Halliburton Co.	1,500	95,475
Oil, Gas & Consumable Fuels – 6.4%
Amerada Hess Corp.	9,600	1,176,192
Canadian Natural Resources Ltd.	31,700	1,436,820
Exxon Mobil Corp.	55,290	3,208,479
Peabody Energy Corp.	7,700	607,222
Talisman Energy, Inc.	7,900	377,713
Total SA sponsored ADR	3,600	448,884
		7,255,310

TOTAL ENERGY		7,350,785

FINANCIALS – 38.4%
Capital Markets 8.0%
American Capital Strategies Ltd.	14,000	537,040
Ameriprise Financial, Inc.	1,300	54,665
Bank of New York Co., Inc.	17,500	567,000
Goldman Sachs Group, Inc.	1,600	206,336
Investors Financial Services Corp.	10,100	381,275
Janus Capital Group, Inc.	19,400	371,898
Lehman Brothers Holdings, Inc.	1,900	239,400
Merrill Lynch & Co., Inc.	31,500	2,092,230
Nomura Holdings, Inc. sponsored ADR	29,100	484,515
Northern Trust Corp.	35,200	1,854,688

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Capital Markets continued
Nuveen Investments, Inc. Class A	8,500	$352,410
State Street Corp.	34,110	1,967,806
		9,109,263
Commercial Banks – 8.7%
Bank of America Corp.	71,980	3,303,162
Cathay General Bancorp	5,200	197,600
East West Bancorp, Inc.	17,800	673,552
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	67,800	857,670
Sumitomo Mitsui Financial Group, Inc. ADR	55,300	514,290
U.S. Bancorp, Delaware	12,600	381,528
UCBH Holdings, Inc.	19,400	342,216
UnionBanCal Corp.	10,400	719,680
Wachovia Corp.	40,949	2,186,677
Wells Fargo & Co.	11,780	740,373
		9,916,748
Consumer Finance – 1.9%
SLM Corp.	41,850	2,199,218
Diversified Financial Services – 4.1%
CapitalSource, Inc. (a)	9,500	227,050
Citigroup, Inc.	91,660	4,450,094
JPMorgan Chase & Co.	39	1,492
		4,678,636
Insurance – 7.7%
Allstate Corp.	15,400	863,940
American International Group, Inc.	65,290	4,383,571
Aspen Insurance Holdings Ltd.	1,500	37,545
Hartford Financial Services Group, Inc.	13,000	1,135,810
Manulife Financial Corp.	2,600	149,676
Marsh & McLennan Companies, Inc.	800	24,712
MetLife, Inc. unit	15,500	442,370
Prudential Financial, Inc.	15,700	1,215,180
RenaissanceRe Holdings Ltd.	3,000	134,790
Swiss Reinsurance Co. (Reg.)	540	39,878
XL Capital Ltd. Class A	4,700	311,986
		8,739,458
Real Estate 3.8%
Derwent Valley Holdings PLC	10,700	257,243
Equity Lifestyle Properties, Inc.	6,400	296,704
Equity Residential (SBI)	5,100	207,876

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Real Estate continued
General Growth Properties, Inc.	69,737	$ 3,181,402
Pennsylvania (REIT) (SBI)	2,700	99,711
St. Modwen Properties PLC	29,400	231,369
		4,274,305
Thrifts & Mortgage Finance – 4.2%
Fannie Mae	32,400	1,556,820
Freddie Mac	18,600	1,161,570
Golden West Financial Corp., Delaware	23,900	1,548,481
Hudson City Bancorp, Inc.	39,400	469,254
		4,736,125

TOTAL FINANCIALS		43,653,753

HEALTH CARE – 9.1%
Biotechnology – 0.7%
Amylin Pharmaceuticals, Inc. (a)	7,000	261,870
Biogen Idec, Inc. (a)	11,700	500,877
Invitrogen Corp. (a)	800	53,320
		816,067
Health Care Equipment & Supplies – 2.0%
Becton, Dickinson & Co.	16,300	949,149
Hospira, Inc. (a)	21,600	953,640
Varian, Inc. (a)	9,400	394,424
		2,297,213
Health Care Providers & Services – 1.5%
Aetna, Inc.	3,000	277,470
Brookdale Senior Living, Inc.	1,200	31,920
Cardinal Health, Inc.	14,600	933,670
Health Net, Inc. (a)	1,900	96,957
UnitedHealth Group, Inc.	5,640	337,610
		1,677,627
Pharmaceuticals – 4.9%
Novartis AG sponsored ADR	9,500	497,800
Pfizer, Inc.	105,230	2,230,876
Roche Holding AG sponsored ADR	10,500	792,750
Wyeth	50,500	2,098,780
		5,620,206

TOTAL HEALTH CARE		10,411,113

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – 7.7%
Aerospace & Defense – 0.7%
Honeywell International, Inc.	600	$21,924
The Boeing Co.	3,400	231,846
United Technologies Corp.	10,700	576,088
		829,858
Airlines – 0.6%
AirTran Holdings, Inc. (a)	40,400	606,808
JetBlue Airways Corp. (a)	600	11,064
		617,872
Electrical Equipment – 0.5%
Rockwell Automation, Inc.	10,000	564,300
Industrial Conglomerates – 2.6%
3M Co.	6,700	525,816
General Electric Co.	68,990	2,464,323
		2,990,139
Machinery – 0.2%
Illinois Tool Works, Inc.	2,600	229,502
Road & Rail 3.1%
Burlington Northern Santa Fe Corp.	25,300	1,674,354
Canadian National Railway Co.	4,800	383,728
Kansas City Southern (a)	6,600	164,802
Laidlaw International, Inc.	5,800	125,396
Norfolk Southern Corp.	27,520	1,217,485
		3,565,765

TOTAL INDUSTRIALS		8,797,436

INFORMATION TECHNOLOGY – 13.3%
Communications Equipment – 0.6%
Cisco Systems, Inc. (a)	31,200	547,248
Motorola, Inc.	6,900	166,221
		713,469
Computers & Peripherals – 1.6%
EMC Corp. (a)	10,200	142,086
Hewlett-Packard Co.	39,400	1,168,998
NCR Corp. (a)	14,000	475,300
		1,786,384
Electronic Equipment & Instruments – 1.0%
Arrow Electronics, Inc. (a)	12,400	384,400
See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Electronic Equipment & Instruments – continued
Avnet, Inc. (a)	29,500	$663,750
Symbol Technologies, Inc.	12,100	138,303
		1,186,453
Internet Software & Services – 0.8%
aQuantive, Inc. (a)	34,000	914,260
IT Services – 0.5%
Automatic Data Processing, Inc.	10,600	498,200
First Data Corp.	800	34,616
		532,816
Semiconductors & Semiconductor Equipment – 7.8%
Analog Devices, Inc.	6,360	241,171
Applied Materials, Inc.	44,880	812,777
FormFactor, Inc. (a)	30,300	850,218
Freescale Semiconductor, Inc. Class B (a)	6,900	178,020
Intel Corp.	138,600	3,697,848
KLA Tencor Corp.	22,860	1,170,203
Lam Research Corp. (a)	19,600	735,784
MKS Instruments, Inc. (a)	40,500	764,235
National Semiconductor Corp.	15,500	401,140
		8,851,396
Software 1.0%
Microsoft Corp.	41,840	1,159,386

TOTAL INFORMATION TECHNOLOGY		15,144,164

MATERIALS 4.3%
Chemicals – 2.5%
Bayer AG sponsored ADR	7,900	314,025
Chemtura Corp.	18,800	226,540
FMC Corp. (a)	23,360	1,242,051
Praxair, Inc.	5,700	296,400
Sigma Aldrich Corp.	9,200	607,568
Spartech Corp.	5,900	125,139
		2,811,723
Containers & Packaging – 0.5%
Ball Corp.	12,600	519,372
Metals & Mining – 1.3%
Apex Silver Mines Ltd. (a)	10,300	173,246
Bema Gold Corp. (a)	39,400	109,102

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)

MATERIALS – continued
Metals & Mining – continued
Kinross Gold Corp. (a)	23,300	$174,782
Newmont Mining Corp.	10,900	502,708
United States Steel Corp.	11,800	561,680
		1,521,518

TOTAL MATERIALS		4,852,613

TELECOMMUNICATION SERVICES – 4.4%
Diversified Telecommunication Services – 3.6%
AT&T, Inc.	76,200	1,898,142
BellSouth Corp.	37,600	1,024,976
Verizon Communications, Inc.	37,910	1,212,362
		4,135,480
Wireless Telecommunication Services – 0.8%
ALLTEL Corp.	5,200	347,516
Sprint Nextel Corp.	20,710	518,578
		866,094

TOTAL TELECOMMUNICATION SERVICES		5,001,574

UTILITIES – 0.8%
Electric Utilities – 0.5%
Edison International	5,200	234,624
Exelon Corp.	6,390	332,536
		567,160
Multi-Utilities – 0.3%
Public Service Enterprise Group, Inc.	5,500	344,960

TOTAL UTILITIES		912,120

TOTAL COMMON STOCKS
(Cost $102,506,421)		113,901,399

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Convertible Preferred Stocks 0.0%
	Shares	Value (Note 1)

FINANCIALS – 0.0%
Insurance – 0.0%
Platinum Underwriters Holdings Ltd. Series A, 6.00%	600	$18,090
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $18,090)		18,090
Convertible Bonds 0.0%
	Principal
	Amount

INFORMATION TECHNOLOGY – 0.0%
Semiconductors & Semiconductor Equipment – 0.0%
ASM International NV 4.25% 12/6/11 (e)	$10,000	8,925
TOTAL CONVERTIBLE BONDS
(Cost $10,000)		8,925
Money Market Funds 0.8%
	Shares
Fidelity Cash Central Fund, 4.08% (b)	565,423	565,423
Fidelity Securities Lending Cash Central Fund,
4.09% (b)(c)	364,800	364,800
TOTAL MONEY MARKET FUNDS
(Cost $930,223)		930,223
TOTAL INVESTMENT PORTFOLIO 100.9%
(Cost $103,464,734)		114,858,637

NET OTHER ASSETS – (0.9)%		(1,049,456)
NET ASSETS 100%		$113,809,181

See accompanying notes which are an integral part of the financial statements.

Annual Report 18

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

(e) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $8,925 or 0.0%
of net assets.

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
Fidelity Cash Central Fund	$53,365
Fidelity Securities Lending Cash Central Fund	4,949
Total	$58,314

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements

Statement of Assets and Liabilities
		November 30, 2005

Assets
Investment in securities, at value (including securities
loaned of $364,288) See accompanying schedule:
Unaffiliated issuers (cost $102,534,511)	$113,928,414
Affiliated Central Funds (cost $930,223)	930,223
Total Investments (cost $103,464,734)		$114,858,637
Receivable for investments sold		1,709,351
Receivable for fund shares sold		60,916
Dividends receivable		271,165
Interest receivable		10,440
Prepaid expenses		668
Receivable from investment adviser for expense
reductions		16,189
Other receivables		18,275
Total assets		116,945,641

Liabilities
Payable for investments purchased	$1,640,580
Payable for fund shares redeemed	930,617
Accrued management fee	54,248
Distribution fees payable	56,800
Other affiliated payables	35,396
Other payables and accrued expenses	54,019
Collateral on securities loaned, at value	364,800
Total liabilities		3,136,460

Net Assets		$113,809,181
Net Assets consist of:
Paid in capital		$94,081,956
Undistributed net investment income		424,903
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		7,908,410
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		11,393,912
Net Assets		$113,809,181

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Statement of Assets and Liabilities continued
November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($21,392,985 ÷ 1,737,384 shares)	$12.31
Maximum offering price per share (100/94.25 of $12.31)	$13.06
Class T:
Net Asset Value and redemption price per share
($47,735,806 ÷ 3,900,532 shares)	$12.24
Maximum offering price per share (100/96.50 of $12.24)	$12.68
Class B:
Net Asset Value and offering price per share
($21,848,522 ÷ 1,809,439 shares)A	$12.07
Class C:
Net Asset Value and offering price per share
($16,848,594 ÷ 1,395,804 shares)A	$12.07
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($5,983,274 ÷ 481,286 shares)	$12.43

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements continued

Statement of Operations
	Year ended November 30, 2005

Investment Income
Dividends		$2,132,732
Interest		1,022
Income from affiliated Central Funds		58,314
Total income		2,192,068

Expenses
Management fee	$623,097
Transfer agent fees	379,970
Distribution fees	663,630
Accounting and security lending fees	46,144
Independent trustees’ compensation	491
Custodian fees and expenses	31,145
Registration fees	63,542
Audit	45,897
Legal	362
Miscellaneous	15,018
Total expenses before reductions	1,869,296
Expense reductions	(161,990)	1,707,306

Net investment income (loss)		484,762
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,002,053
Foreign currency transactions	(1,035)
Total net realized gain (loss)		8,001,018
Change in net unrealized appreciation (depreciation) on:
Investment securities	365,130
Assets and liabilities in foreign currencies	9
Total change in net unrealized appreciation
(depreciation)		365,139
Net gain (loss)		8,366,157
Net increase (decrease) in net assets resulting from
operations		$8,850,919

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Statement of Changes in Net Assets
	Year ended	Year ended
	November 30,	November 30,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$484,762	$314,854
Net realized gain (loss)	8,001,018	2,289,048
Change in net unrealized appreciation (depreciation) .	365,139	7,338,559
Net increase (decrease) in net assets resulting
from operations	8,850,919	9,942,461
Distributions to shareholders from net investment income .	(322,045)	(107,179)
Distributions to shareholders from net realized gain	(1,898,873)	(987,836)
Total distributions	(2,220,918)	(1,095,015)
Share transactions - net increase (decrease)	10,373,777	23,038,634
Total increase (decrease) in net assets	17,003,778	31,886,080

Net Assets
Beginning of period	96,805,403	64,919,323
End of period (including undistributed net investment
income of $424,903 and undistributed net invest-
ment income of $308,329, respectively)	$113,809,181	$96,805,403

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights Class A
Years ended November 30,	2005	2004	2003	2002	2001G
Selected Per Share Data
Net asset value, beginning of
period	$ 11.61	$ 10.42	$8.88	$9.50	$ 10.00
Income from Investment
Operations
Net investment income (loss)E	09	.09F	.04	.01	.01
Net realized and unrealized
gain (loss)	91	1.31	1.50	(.63)	(.51)
Total from investment operations	1.00	1.40	1.54	(.62)	(.50)
Distributions from net investment
income	(.08)	(.05)	—	—	—
Distributions from net realized
gain	(.22)	(.16)	—	—	—
Total distributions	(.30)	(.21)	—	—	—
Net asset value, end of period	$ 12.31	$ 11.61	$10.42	$8.88	$ 9.50
Total ReturnB,C,D	8.80%	13.60%	17.34%	(6.53)%	(5.00)%
Ratios to Average Net AssetsH
Expenses before reductions	1.36%	1.45%	1.64%	2.00%	3.83%A
Expenses net of fee waivers, if
any	1.27%	1.45%	1.53%	1.70%	1.75%A
Expenses net of all reductions	1.20%	1.40%	1.44%	1.62%	1.71%A
Net investment income (loss)	81%	.82%	.44%	.12%	.25%A
Supplemental Data
Net assets, end of period (000
omitted)	$21,393	$13,083	$7,536	$3,614	$ 1,428
Portfolio turnover rate	190%	144%	154%	148%	107%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects a special dividend which amounted to $.03 per share.
G For the period May 9, 2001 (commencement of operations) to November 30, 2001.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights Class T
Years ended November 30,	2005	2004	2003	2002	2001G
Selected Per Share Data
Net asset value, beginning of
period	$ 11.54	$ 10.36	$ 8.85	$9.49	$ 10.00
Income from Investment
Operations
Net investment income (loss)E	06	.06F	.02	(.01)	—I
Net realized and unrealized
gain (loss)	91	1.30	1.49	(.63)	(.51)
Total from investment operations	97	1.36	1.51	(.64)	(.51)
Distributions from net investment
income	(.05)	(.02)	—	—	—
Distributions from net realized
gain	(.22)	(.16)	—	—	—
Total distributions	(.27)	(.18)	—	—	—
Net asset value, end of period	$ 12.24	$ 11.54	$ 10.36	$8.85	$ 9.49
Total ReturnB,C,D	8.57%	13.26%	17.06%	(6.74)%	(5.10)%
Ratios to Average Net AssetsH
Expenses before reductions	1.62%	1.73%	1.94%	2.27%	4.06%A
Expenses net of fee waivers, if
any	1.53%	1.73%	1.78%	1.92%	2.00%A
Expenses net of all reductions	1.46%	1.67%	1.68%	1.85%	1.97%A
Net investment income (loss)	55%	.54%	.20%	(.10)%	—%A
Supplemental Data
Net assets, end of period (000
omitted)	$47,736	$43,575	$30,316	$18,985	$ 9,584
Portfolio turnover rate	190%	144%	154%	148%	107%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects a special dividend which amounted to $.03 per share.
G For the period May 9, 2001 (commencement of operations) to November 30, 2001.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights Class B
Years ended November 30,	2005	2004	2003	2002	2001G
Selected Per Share Data
Net asset value, beginning of
period	$ 11.39	$ 10.24	$8.78	$9.46	$ 10.00
Income from Investment
Operations
Net investment income (loss)E .	—I	—F,I	(.02)	(.05)	(.03)
Net realized and unrealized
gain (loss)	90	1.28	1.48	(.63)	(.51)
Total from investment operations	90	1.28	1.46	(.68)	(.54)
Distributions from net realized
gain	(.22)	(.13)	—	—	—
Net asset value, end of period	$ 12.07	$ 11.39	$10.24	$8.78	$ 9.46
Total ReturnB,C,D	8.03%	12.58%	16.63%	(7.19)%	(5.40)%
Ratios to Average Net AssetsH
Expenses before reductions	2.12%	2.27%	2.44%	2.78%	4.67%A
Expenses net of fee waivers, if
any	2.04%	2.25%	2.25%	2.41%	2.50%A
Expenses net of all reductions .	1.97%	2.19%	2.15%	2.34%	2.47%A
Net investment income (loss)	04%	.02%	(.27)%	(.59)%	(.50)%A
Supplemental Data
Net assets, end of period (000
omitted)	$21,849	$21,024	$14,372	$10,253	$ 5,103
Portfolio turnover rate	190%	144%	154%	148%	107%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects a special dividend which amounted to $.03 per share.
G For the period May 9, 2001 (commencement of operations) to November 30, 2001.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights Class C
Years ended November 30,	2005	2004	2003	2002	2001G
Selected Per Share Data
Net asset value, beginning of
period	$ 11.39	$ 10.23	$8.77	$9.46	$ 10.00
Income from Investment
Operations
Net investment income (loss)E	01	—F,I	(.02)	(.05)	(.03)
Net realized and unrealized
gain (loss)	89	1.29	1.48	(.64)	(.51)
Total from investment operations	90	1.29	1.46	(.69)	(.54)
Distributions from net realized
gain	(.22)	(.13)	—	—	—
Net asset value, end of period	$ 12.07	$ 11.39	$10.23	$8.77	$ 9.46
Total ReturnB,C,D	8.03%	12.69%	16.65%	(7.29)%	(5.40)%
Ratios to Average Net AssetsH
Expenses before reductions	2.11%	2.23%	2.37%	2.71%	4.55%A
Expenses net of fee waivers, if
any	2.03%	2.23%	2.25%	2.40%	2.50%A
Expenses net of all reductions .	1.96%	2.18%	2.15%	2.32%	2.46%A
Net investment income (loss)	05%	.04%	(.26)%	(.58)%	(.50)%A
Supplemental Data
Net assets, end of period (000
omitted)	$16,849	$15,303	$11,665	$8,616	$ 5,118
Portfolio turnover rate	190%	144%	154%	148%	107%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects a special dividend which amounted to $.03 per share.
G For the period May 9, 2001 (commencement of operations) to November 30, 2001.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights Institutional Class
Years ended November 30,	2005	2004	2003	2002	2001F
Selected Per Share Data
Net asset value, beginning of
period	$ 11.72	$ 10.50	$8.91	$9.51	$10.00
Income from Investment
Operations
Net investment income (loss)D	14	.13E	.06	.04	.03
Net realized and unrealized
gain (loss)	92	1.31	1.53	(.64)	(.52)
Total from investment operations	1.06	1.44	1.59	(.60)	(.49)
Distributions from net investment
income	(.13)	(.06)	—	—	—
Distributions from net realized
gain	(.22)	(.16)	—	—	—
Total distributions	(.35)	(.22)	—	—	—
Net asset value, end of period	$ 12.43	$ 11.72	$10.50	$8.91	$9.51
Total ReturnB,C	9.27%	13.89%	17.85%	(6.31)%	(4.90)%
Ratios to Average Net AssetsG
Expenses before reductions	92%	1.11%	1.25%	1.62%	3.44%A
Expenses net of fee waivers, if
any	92%	1.11%	1.25%	1.40%	1.50%A
Expenses net of all reductions	85%	1.05%	1.15%	1.32%	1.46%A
Net investment income (loss)	1.16%	1.17%	.69%	.42%	.50%A
Supplemental Data
Net assets, end of period (000
omitted)	$ 5,983	$ 3,821	$1,031	$402	$309
Portfolio turnover rate	190%	144%	154%	148%	107%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E Investment income per share reflects a special dividend which amounted to $.03 per share.
F For the period May 9, 2001 (commencement of operations) to November 30, 2001.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Notes to Financial Statements

For the period ended November 30, 2005

1. Significant Accounting Policies.

Fidelity Advisor Equity Value Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

29 Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes

Annual Report

30

1. Significant Accounting Policies continued

Investment Transactions and Income continued

coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to short term capital gains, passive foreign investment companies (PFIC), foreign currency transactions, and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation		$12,617,935
Unrealized depreciation		(1,830,211)
Net unrealized appreciation (depreciation)		10,787,724
Undistributed ordinary income		2,215,721
Undistributed long term capital gain		5,648,970

Cost for federal income tax purposes		$104,070,913

The tax character of distributions paid was as follows:
	November 30, 2005		November 30, 2004
Ordinary Income		$322,045	$1,053,923
Long term Capital Gains		1,898,873	41,092
Total		$2,220,918	$1,095,015

	31		Annual Report

Notes to Financial Statements continued
2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $213,127,580 and $203,608,349, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the

Annual Report

32

4. Fees and Other Transactions with Affiliates continued
Distribution and Service Plan continued

Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$43,119	$—
Class T	25%	.25%	238,158	415
Class B	75%	.25%	218,539	163,906
Class C	75%	.25%	163,814	21,002

			$663,630	$185,323

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$38,135
Class T	12,643
Class B*	47,418
Class C*	1,006
$99,202

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

33 Annual Report

Notes to Financial Statements continued

4. Fees and Other Transactions with Affiliates continued

Transfer Agent Fees - continued
		% of Average
	Amount	Net Assets
Class A	$61,578.36
Class T	171,763.36
Class B	78,342.36
Class C	58,524.36
Institutional Class	9,763.16

	$379,970

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,905 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund

Annual Report

34

6. Security Lending continued

and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $4,949.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser
Class A	1.50% - 1.25%*	$14,992
Class T	1.75% - 1.50%*	40,693
Class B	2.25% - 2.00%*	16,484
Class C	2.25% - 2.00%*	13,479
		$85,648
* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $76,342 for the period.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

35 Annual Report

Notes to Financial Statements continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended November 30,	2005	2004
From net investment income
Class A	$92,027	$39,989
Class T	191,544	61,210
Institutional Class	38,474	5,980
Total	$322,045	$107,179
From net realized gain
Class A	$258,630	$130,135
Class T	849,021	495,866
Class B	413,854	194,680
Class C	302,694	151,112
Institutional Class	74,674	16,043
Total	$1,898,873	$987,836

Annual Report

36

10. Share Transactions.

Transactions for each class of shares were as follows:
	Shares			Dollars
Years ended November 30,	2005	2004	2005	2004
Class A
Shares sold	914,839	738,453	$10,680,315	$8,004,643
Reinvestment of distributions	28,728	14,010	330,932	150,438
Shares redeemed	(333,478)	(348,249)	(3,886,862)	(3,769,926)
Net increase (decrease)	610,089	404,214	$7,124,385	$4,385,155
Class T
Shares sold	1,382,323	1,974,367	$16,030,438	$ 21,286,568
Reinvestment of distributions	88,197	50,251	1,012,276	538,344
Shares redeemed	(1,347,318)	(1,173,558)	(15,734,767)	(12,617,991)
Net increase (decrease)	123,202	851,060	$1,307,947	$9,206,921
Class B
Shares sold	506,626	753,444	$5,792,050	$8,054,526
Reinvestment of distributions	32,386	16,217	368,093	173,062
Shares redeemed	(575,003)	(328,013)	(6,581,791)	(3,487,834)
Net increase (decrease)	(35,991)	441,648	$(421,648)	$4,739,754
Class C
Shares sold	408,380	504,291	$4,675,750	$5,386,547
Reinvestment of distributions	24,224	12,628	275,323	134,626
Shares redeemed	(380,624)	(313,096)	(4,371,942)	(3,351,417)
Net increase (decrease)	51,980	203,823	$579,131	$2,169,756
Institutional Class
Shares sold	350,511	261,623	$4,099,722	$2,907,231
Reinvestment of distributions	3,481	1,435	40,241	15,498
Shares redeemed	(198,654)	(35,240)	(2,356,001)	(385,681)
Net increase (decrease)	155,338	227,818	$1,783,962	$2,537,048

37 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advi sor Equity Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of November 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Value Fund as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with account ing principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts January 17, 2006

Annual Report 38

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Equity Value

(2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR

(2005 present). Previously, Mr. Jonas served as President of Fidelity En terprise Operations and Risk Services (2004 2005), Chief Administra tive Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Annual Report

40

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). Dur ing his tenure with CIT Group Inc. Mr. Gamper served in numerous se nior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

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42

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trus tee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

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44

Name, Age; Principal Occupation Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Equity Value. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High In come Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Stephen DuFour (39)

Year of Election or Appointment: 2001

Stephen DuFour is vice president and manager of Advisor Equity Value, which he has managed since May 2001. Mr. DuFour also manages other Fidelity funds. Since joining Fidelity Investments in 1992, Mr. Du Four has worked as a research analyst and portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 2001

Secretary of Advisor Equity Value. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Man agement & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Equity Value. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Equity Value. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Equity Value. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Manage ment Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Equity Value. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Op erating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Equity Value. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Value. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Equity Value. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Tem pleton Services, LLC (2000 2004).

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46

Name, Age; Principal Occupation Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Value. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s de partment of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accoun tant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Value. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 2001

Assistant Treasurer of Advisor Equity Value. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Equity Value. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Equity Value. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Value. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Previously, Mr. Ryan served as Vice Pres ident of Fund Reporting in FPCMS (1999 2005).

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Value. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

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48

Distributions

The Board of Trustees of Advisor Equity Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	01/09/06	01/06/06	—	$0.095
	12/19/05	12/16/05	$0.085	$0.702
Class T	01/09/06	01/06/06	—	$0.095
	12/19/05	12/16/05	$0.048	$0.702
Class B	01/09/06	01/06/06	—	$0.095
	12/19/05	12/16/05	—	$0.694
Class C	01/09/06	01/06/06	—	$0.095
	12/19/05	12/16/05	—	$0.698

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended November 30, 2005, $5,648,970, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended November 30, 2004, $1,898,875, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

Class A, Class T, Class B, and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

49 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000
Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000

	# of	% of
	Votes	Votes

Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

Annual Report 50

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Equity Value Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

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52

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one and three year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an invest ment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

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Board Approval of Investment Advisory Contracts and Management Fees continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for the one year period and the first quartile for the three year period. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group includes funds with different investment mandates (some broader, some narrower) than the fund. For example, the peer group includes funds that are not limited to a particular investment style, funds that focus on growth oriented stocks, and funds that (like the fund) focus their investments on value oriented securities. The Board also stated that the relative investment perfor mance of the fund was lower than its benchmark over time. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the

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54

Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

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Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small fund fee reductions”). The Board considered that, if the small fund fee reductions had been in effect in 2004, the total expenses of each of Class A, Class B, Class C and Institutional Class would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Annual Report

58

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

59 Annual Report

Annual Report

60

61 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
(U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
State Street Bank and Trust Company
Quincy, MA

AEV UANN-0106 1.786683.102

Fidelity® Advisor

Equity Value

Fund - Institutional Class

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	10	A complete list of the fund’s investments
		with their market values.
Financial Statements	19	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	28	Notes to the financial statements.
Report of Independent	37
Registered Public
Accounting Firm
Trustees and Officers	38
Distributions	48
Proxy Voting Results	49
Board Approval of	50
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange
Commission’s (SEC) website at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report 2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Life of
	year	fundA
Institutional Class	9.27%	6.04%
A From May 9, 2001.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Value Fund Institutional Class on May 9, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from Steve DuFour, Portfolio Manager of Fidelity® Advisor Equity Value Fund

Numerous events unfolded during the 12 month period ending November 30, 2005, that were major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index, the NASDAQ Composite® Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44%, the NASDAQ® rose 7.28% and the Dow advanced 6.07%, threatening to eclipse the 11,000 threshold for the first time since 2001.

Fidelity Advisor Equity Value Fund’s Institutional Class shares gained 9.27% for the 12 months ending November 30, 2005, compared with returns of 9.80% for the Russell 3000® Value Index and 9.91% for the LipperSM Growth Funds Average. Inopportune stock selec tion was the primary driver of the fund’s underperformance versus the index. Some of the names that hurt the most generally were strong performing index components that the fund did not own or in which it was underweighted. Energy was a good example of this, although there also were stocks in which the fund held large overweighted positions particularly in the media group that detracted a lot as well. In media, such names as News Corp. and XM Satellite Radio were big detractors, while other large holdings such as Verizon Communications and Wal Mart disappointed, too. On the plus side, results were helped by an eclectic group of good performers across a variety of sectors, including such names as mall developer General Growth Properties, National Semiconductor and United Health Group, a managed care company.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

7 Annual Report

Shareholder Expense Example continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class A
Actual	$1,000.00	$1,072.30	$6.49
HypotheticalA	$1,000.00	$1,018.80	$6.33
Class T
Actual	$1,000.00	$1,070.90	$7.79
HypotheticalA	$1,000.00	$1,017.55	$7.59
Class B
Actual	$1,000.00	$1,068.10	$10.37
HypotheticalA	$1,000.00	$1,015.04	$10.10
Class C
Actual	$1,000.00	$1,068.10	$10.37
HypotheticalA	$1,000.00	$1,015.04	$10.10
Institutional Class
Actual	$1,000.00	$1,074.30	$4.63
HypotheticalA	$1,000.00	$1,020.61	$4.51

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	89%

Annual Report

8

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Citigroup, Inc.	3.9	4.1
American International Group, Inc.	3.9	2.0
Wal Mart Stores, Inc.	3.7	2.9
Intel Corp.	3.3	1.8
Bank of America Corp.	2.9	2.8
Exxon Mobil Corp.	2.8	5.3
General Growth Properties, Inc.	2.8	1.9
General Electric Co.	2.2	3.6
Pfizer, Inc.	2.0	2.1
SLM Corp.	1.9	1.9
	29.4
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	38.4	33.3
Information Technology	13.3	15.2
Consumer Discretionary	9.2	10.4
Health Care	9.1	5.9
Industrials	7.7	8.1

9 Annual Report

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 100.1%

	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – 9.2%
Auto Components 0.4%
Johnson Controls, Inc.	6,700	$465,315
Automobiles – 1.5%
Monaco Coach Corp.	26,900	398,927
Toyota Motor Corp. sponsored ADR	13,700	1,325,475
		1,724,402
Diversified Consumer Services – 0.1%
Service Corp. International (SCI)	14,000	114,940
Hotels, Restaurants & Leisure 1.5%
Las Vegas Sands Corp.	4,200	175,182
McDonald’s Corp.	14,700	497,595
Royal Caribbean Cruises Ltd.	13,600	623,696
Wynn Resorts Ltd. (a)(d)	6,500	362,895
		1,659,368
Household Durables – 0.5%
Matsushita Electric Industrial Co. Ltd. ADR	29,000	585,220
Media – 3.7%
Gannett Co., Inc.	18,400	1,133,808
News Corp. Class B	22,960	359,094
Omnicom Group, Inc.	3,900	329,784
The New York Times Co. Class A	45,900	1,262,250
Time Warner, Inc.	23,100	415,338
Walt Disney Co.	30,700	765,351
		4,265,625
Multiline Retail – 0.5%
Dollar General Corp.	29,300	554,063
Specialty Retail – 1.0%
Home Depot, Inc.	22,900	956,762
Staples, Inc.	5,600	129,360
		1,086,122
Textiles, Apparel & Luxury Goods – 0.0%
Under Armour, Inc. Class A	100	2,263

TOTAL CONSUMER DISCRETIONARY		10,457,318

CONSUMER STAPLES 6.4%
Beverages – 0.5%
The Coca-Cola Co.	13,350	569,912
Food & Staples Retailing – 3.9%
CVS Corp.	4,000	108,080

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER STAPLES – continued
Food & Staples Retailing – continued
Wal-Mart Stores, Inc.	85,750	$ 4,164,020
Walgreen Co.	3,500	159,880
		4,431,980
Food Products 0.8%
Nestle SA sponsored ADR	11,900	878,220
Personal Products 0.5%
Alberto-Culver Co.	8,900	386,972
Avon Products, Inc.	6,500	177,775
		564,747
Tobacco 0.7%
Altria Group, Inc.	12,030	875,664

TOTAL CONSUMER STAPLES		7,320,523

ENERGY 6.5%
Energy Equipment & Services – 0.1%
Halliburton Co.	1,500	95,475
Oil, Gas & Consumable Fuels – 6.4%
Amerada Hess Corp.	9,600	1,176,192
Canadian Natural Resources Ltd.	31,700	1,436,820
Exxon Mobil Corp.	55,290	3,208,479
Peabody Energy Corp.	7,700	607,222
Talisman Energy, Inc.	7,900	377,713
Total SA sponsored ADR	3,600	448,884
		7,255,310

TOTAL ENERGY		7,350,785

FINANCIALS – 38.4%
Capital Markets 8.0%
American Capital Strategies Ltd.	14,000	537,040
Ameriprise Financial, Inc.	1,300	54,665
Bank of New York Co., Inc.	17,500	567,000
Goldman Sachs Group, Inc.	1,600	206,336
Investors Financial Services Corp.	10,100	381,275
Janus Capital Group, Inc.	19,400	371,898
Lehman Brothers Holdings, Inc.	1,900	239,400
Merrill Lynch & Co., Inc.	31,500	2,092,230
Nomura Holdings, Inc. sponsored ADR	29,100	484,515
Northern Trust Corp.	35,200	1,854,688

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Capital Markets continued
Nuveen Investments, Inc. Class A	8,500	$352,410
State Street Corp.	34,110	1,967,806
		9,109,263
Commercial Banks – 8.7%
Bank of America Corp.	71,980	3,303,162
Cathay General Bancorp	5,200	197,600
East West Bancorp, Inc.	17,800	673,552
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	67,800	857,670
Sumitomo Mitsui Financial Group, Inc. ADR	55,300	514,290
U.S. Bancorp, Delaware	12,600	381,528
UCBH Holdings, Inc.	19,400	342,216
UnionBanCal Corp.	10,400	719,680
Wachovia Corp.	40,949	2,186,677
Wells Fargo & Co.	11,780	740,373
		9,916,748
Consumer Finance – 1.9%
SLM Corp.	41,850	2,199,218
Diversified Financial Services – 4.1%
CapitalSource, Inc. (a)	9,500	227,050
Citigroup, Inc.	91,660	4,450,094
JPMorgan Chase & Co.	39	1,492
		4,678,636
Insurance – 7.7%
Allstate Corp.	15,400	863,940
American International Group, Inc.	65,290	4,383,571
Aspen Insurance Holdings Ltd.	1,500	37,545
Hartford Financial Services Group, Inc.	13,000	1,135,810
Manulife Financial Corp.	2,600	149,676
Marsh & McLennan Companies, Inc.	800	24,712
MetLife, Inc. unit	15,500	442,370
Prudential Financial, Inc.	15,700	1,215,180
RenaissanceRe Holdings Ltd.	3,000	134,790
Swiss Reinsurance Co. (Reg.)	540	39,878
XL Capital Ltd. Class A	4,700	311,986
		8,739,458
Real Estate 3.8%
Derwent Valley Holdings PLC	10,700	257,243
Equity Lifestyle Properties, Inc.	6,400	296,704
Equity Residential (SBI)	5,100	207,876

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Real Estate continued
General Growth Properties, Inc.	69,737	$ 3,181,402
Pennsylvania (REIT) (SBI)	2,700	99,711
St. Modwen Properties PLC	29,400	231,369
		4,274,305
Thrifts & Mortgage Finance – 4.2%
Fannie Mae	32,400	1,556,820
Freddie Mac	18,600	1,161,570
Golden West Financial Corp., Delaware	23,900	1,548,481
Hudson City Bancorp, Inc.	39,400	469,254
		4,736,125

TOTAL FINANCIALS		43,653,753

HEALTH CARE – 9.1%
Biotechnology – 0.7%
Amylin Pharmaceuticals, Inc. (a)	7,000	261,870
Biogen Idec, Inc. (a)	11,700	500,877
Invitrogen Corp. (a)	800	53,320
		816,067
Health Care Equipment & Supplies – 2.0%
Becton, Dickinson & Co.	16,300	949,149
Hospira, Inc. (a)	21,600	953,640
Varian, Inc. (a)	9,400	394,424
		2,297,213
Health Care Providers & Services – 1.5%
Aetna, Inc.	3,000	277,470
Brookdale Senior Living, Inc.	1,200	31,920
Cardinal Health, Inc.	14,600	933,670
Health Net, Inc. (a)	1,900	96,957
UnitedHealth Group, Inc.	5,640	337,610
		1,677,627
Pharmaceuticals – 4.9%
Novartis AG sponsored ADR	9,500	497,800
Pfizer, Inc.	105,230	2,230,876
Roche Holding AG sponsored ADR	10,500	792,750
Wyeth	50,500	2,098,780
		5,620,206

TOTAL HEALTH CARE		10,411,113

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – 7.7%
Aerospace & Defense – 0.7%
Honeywell International, Inc.	600	$21,924
The Boeing Co.	3,400	231,846
United Technologies Corp.	10,700	576,088
		829,858
Airlines – 0.6%
AirTran Holdings, Inc. (a)	40,400	606,808
JetBlue Airways Corp. (a)	600	11,064
		617,872
Electrical Equipment – 0.5%
Rockwell Automation, Inc.	10,000	564,300
Industrial Conglomerates – 2.6%
3M Co.	6,700	525,816
General Electric Co.	68,990	2,464,323
		2,990,139
Machinery – 0.2%
Illinois Tool Works, Inc.	2,600	229,502
Road & Rail 3.1%
Burlington Northern Santa Fe Corp.	25,300	1,674,354
Canadian National Railway Co.	4,800	383,728
Kansas City Southern (a)	6,600	164,802
Laidlaw International, Inc.	5,800	125,396
Norfolk Southern Corp.	27,520	1,217,485
		3,565,765

TOTAL INDUSTRIALS		8,797,436

INFORMATION TECHNOLOGY – 13.3%
Communications Equipment – 0.6%
Cisco Systems, Inc. (a)	31,200	547,248
Motorola, Inc.	6,900	166,221
		713,469
Computers & Peripherals – 1.6%
EMC Corp. (a)	10,200	142,086
Hewlett-Packard Co.	39,400	1,168,998
NCR Corp. (a)	14,000	475,300
		1,786,384
Electronic Equipment & Instruments – 1.0%
Arrow Electronics, Inc. (a)	12,400	384,400

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Electronic Equipment & Instruments – continued
Avnet, Inc. (a)	29,500	$663,750
Symbol Technologies, Inc.	12,100	138,303
		1,186,453
Internet Software & Services – 0.8%
aQuantive, Inc. (a)	34,000	914,260
IT Services – 0.5%
Automatic Data Processing, Inc.	10,600	498,200
First Data Corp.	800	34,616
		532,816
Semiconductors & Semiconductor Equipment – 7.8%
Analog Devices, Inc.	6,360	241,171
Applied Materials, Inc.	44,880	812,777
FormFactor, Inc. (a)	30,300	850,218
Freescale Semiconductor, Inc. Class B (a)	6,900	178,020
Intel Corp.	138,600	3,697,848
KLA Tencor Corp.	22,860	1,170,203
Lam Research Corp. (a)	19,600	735,784
MKS Instruments, Inc. (a)	40,500	764,235
National Semiconductor Corp.	15,500	401,140
		8,851,396
Software 1.0%
Microsoft Corp.	41,840	1,159,386

TOTAL INFORMATION TECHNOLOGY		15,144,164

MATERIALS 4.3%
Chemicals – 2.5%
Bayer AG sponsored ADR	7,900	314,025
Chemtura Corp.	18,800	226,540
FMC Corp. (a)	23,360	1,242,051
Praxair, Inc.	5,700	296,400
Sigma Aldrich Corp.	9,200	607,568
Spartech Corp.	5,900	125,139
		2,811,723
Containers & Packaging – 0.5%
Ball Corp.	12,600	519,372
Metals & Mining – 1.3%
Apex Silver Mines Ltd. (a)	10,300	173,246
Bema Gold Corp. (a)	39,400	109,102

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

MATERIALS – continued
Metals & Mining – continued
Kinross Gold Corp. (a)	23,300	$174,782
Newmont Mining Corp.	10,900	502,708
United States Steel Corp.	11,800	561,680
		1,521,518

TOTAL MATERIALS		4,852,613

TELECOMMUNICATION SERVICES – 4.4%
Diversified Telecommunication Services – 3.6%
AT&T, Inc.	76,200	1,898,142
BellSouth Corp.	37,600	1,024,976
Verizon Communications, Inc.	37,910	1,212,362
		4,135,480
Wireless Telecommunication Services – 0.8%
ALLTEL Corp.	5,200	347,516
Sprint Nextel Corp.	20,710	518,578
		866,094

TOTAL TELECOMMUNICATION SERVICES		5,001,574

UTILITIES – 0.8%
Electric Utilities – 0.5%
Edison International	5,200	234,624
Exelon Corp.	6,390	332,536
		567,160
Multi-Utilities – 0.3%
Public Service Enterprise Group, Inc.	5,500	344,960

TOTAL UTILITIES		912,120

TOTAL COMMON STOCKS
(Cost $102,506,421)		113,901,399

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Convertible Preferred Stocks 0.0%
	Shares	Value (Note 1)

FINANCIALS – 0.0%
Insurance – 0.0%
Platinum Underwriters Holdings Ltd. Series A, 6.00%	600	$18,090
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $18,090)		18,090
Convertible Bonds 0.0%
	Principal
	Amount

INFORMATION TECHNOLOGY – 0.0%
Semiconductors & Semiconductor Equipment – 0.0%
ASM International NV 4.25% 12/6/11 (e)	$10,000	8,925
TOTAL CONVERTIBLE BONDS
(Cost $10,000)		8,925
Money Market Funds 0.8%
	Shares
Fidelity Cash Central Fund, 4.08% (b)	565,423	565,423
Fidelity Securities Lending Cash Central Fund,
4.09% (b)(c)	364,800	364,800
TOTAL MONEY MARKET FUNDS
(Cost $930,223)		930,223
TOTAL INVESTMENT PORTFOLIO 100.9%
(Cost $103,464,734)		114,858,637

NET OTHER ASSETS – (0.9)%		(1,049,456)
NET ASSETS 100%		$113,809,181

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

(e) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $8,925 or 0.0%
of net assets.

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
Fidelity Cash Central Fund	$53,365
Fidelity Securities Lending Cash Central Fund	4,949
Total	$58,314

See accompanying notes which are an integral part of the financial statements.

Annual Report 18

Financial Statements

Statement of Assets and Liabilities
		November 30, 2005

Assets
Investment in securities, at value (including securities
loaned of $364,288) See accompanying schedule:
Unaffiliated issuers (cost $102,534,511)	$113,928,414
Affiliated Central Funds (cost $930,223)	930,223
Total Investments (cost $103,464,734)		$114,858,637
Receivable for investments sold		1,709,351
Receivable for fund shares sold		60,916
Dividends receivable		271,165
Interest receivable		10,440
Prepaid expenses		668
Receivable from investment adviser for expense
reductions		16,189
Other receivables		18,275
Total assets		116,945,641

Liabilities
Payable for investments purchased	$1,640,580
Payable for fund shares redeemed	930,617
Accrued management fee	54,248
Distribution fees payable	56,800
Other affiliated payables	35,396
Other payables and accrued expenses	54,019
Collateral on securities loaned, at value	364,800
Total liabilities		3,136,460

Net Assets		$113,809,181
Net Assets consist of:
Paid in capital		$94,081,956
Undistributed net investment income		424,903
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		7,908,410
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		11,393,912
Net Assets		$113,809,181

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements continued

Statement of Assets and Liabilities continued
November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($21,392,985 ÷ 1,737,384 shares)	$12.31
Maximum offering price per share (100/94.25 of $12.31)	$13.06
Class T:
Net Asset Value and redemption price per share
($47,735,806 ÷ 3,900,532 shares)	$12.24
Maximum offering price per share (100/96.50 of $12.24)	$12.68
Class B:
Net Asset Value and offering price per share
($21,848,522 ÷ 1,809,439 shares)A	$12.07
Class C:
Net Asset Value and offering price per share
($16,848,594 ÷ 1,395,804 shares)A	$12.07
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($5,983,274 ÷ 481,286 shares)	$12.43

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 20

Statement of Operations
	Year ended November 30, 2005

Investment Income
Dividends		$2,132,732
Interest		1,022
Income from affiliated Central Funds		58,314
Total income		2,192,068

Expenses
Management fee	$623,097
Transfer agent fees	379,970
Distribution fees	663,630
Accounting and security lending fees	46,144
Independent trustees’ compensation	491
Custodian fees and expenses	31,145
Registration fees	63,542
Audit	45,897
Legal	362
Miscellaneous	15,018
Total expenses before reductions	1,869,296
Expense reductions	(161,990)	1,707,306

Net investment income (loss)		484,762
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,002,053
Foreign currency transactions	(1,035)
Total net realized gain (loss)		8,001,018
Change in net unrealized appreciation (depreciation) on:
Investment securities	365,130
Assets and liabilities in foreign currencies	9
Total change in net unrealized appreciation
(depreciation)		365,139
Net gain (loss)		8,366,157
Net increase (decrease) in net assets resulting from
operations		$8,850,919

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
	Year ended	Year ended
	November 30,	November 30,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$484,762	$314,854
Net realized gain (loss)	8,001,018	2,289,048
Change in net unrealized appreciation (depreciation) .	365,139	7,338,559
Net increase (decrease) in net assets resulting
from operations	8,850,919	9,942,461
Distributions to shareholders from net investment income .	(322,045)	(107,179)
Distributions to shareholders from net realized gain	(1,898,873)	(987,836)
Total distributions	(2,220,918)	(1,095,015)
Share transactions - net increase (decrease)	10,373,777	23,038,634
Total increase (decrease) in net assets	17,003,778	31,886,080

Net Assets
Beginning of period	96,805,403	64,919,323
End of period (including undistributed net investment
income of $424,903 and undistributed net invest-
ment income of $308,329, respectively)	$113,809,181	$96,805,403

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Highlights Class A
Years ended November 30,	2005	2004	2003	2002	2001G
Selected Per Share Data
Net asset value, beginning of
period	$ 11.61	$ 10.42	$ 8.88	$ 9.50	$ 10.00
Income from Investment
Operations
Net investment income (loss)E	09	.09F	.04	.01	.01
Net realized and unrealized
gain (loss)	91	1.31	1.50	(.63)	(.51)
Total from investment operations	1.00	1.40	1.54	(.62)	(.50)
Distributions from net investment
income	(.08)	(.05)	—	—	—
Distributions from net realized
gain	(.22)	(.16)	—	—	—
Total distributions	(.30)	(.21)	—	—	—
Net asset value, end of period	$ 12.31	$ 11.61	$10.42	$ 8.88	$ 9.50
Total ReturnB,C,D	8.80%	13.60%	17.34%	(6.53)%	(5.00)%
Ratios to Average Net AssetsH
Expenses before reductions	1.36%	1.45%	1.64%	2.00%	3.83%A
Expenses net of fee waivers, if
any	1.27%	1.45%	1.53%	1.70%	1.75%A
Expenses net of all reductions	1.20%	1.40%	1.44%	1.62%	1.71%A
Net investment income (loss)	81%	.82%	.44%	.12%	.25%A
Supplemental Data
Net assets, end of period (000
omitted)	$21,393	$13,083	$ 7,536	$ 3,614	$ 1,428
Portfolio turnover rate	190%	144%	154%	148%	107%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects a special dividend which amounted to $.03 per share.
G For the period May 9, 2001 (commencement of operations) to November 30, 2001.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights Class T
Years ended November 30,	2005	2004	2003	2002	2001G
Selected Per Share Data
Net asset value, beginning of
period	$ 11.54	$ 10.36	$ 8.85	$ 9.49	$ 10.00
Income from Investment
Operations
Net investment income (loss)E	06	.06F	.02	(.01)	—I
Net realized and unrealized
gain (loss)	91	1.30	1.49	(.63)	(.51)
Total from investment operations	97	1.36	1.51	(.64)	(.51)
Distributions from net investment
income	(.05)	(.02)	—	—	—
Distributions from net realized
gain	(.22)	(.16)	—	—	—
Total distributions	(.27)	(.18)	—	—	—
Net asset value, end of period	$ 12.24	$ 11.54	$ 10.36	$ 8.85	$ 9.49
Total ReturnB,C,D	8.57%	13.26%	17.06%	(6.74)%	(5.10)%
Ratios to Average Net AssetsH
Expenses before reductions	1.62%	1.73%	1.94%	2.27%	4.06%A
Expenses net of fee waivers, if
any	1.53%	1.73%	1.78%	1.92%	2.00%A
Expenses net of all reductions	1.46%	1.67%	1.68%	1.85%	1.97%A
Net investment income (loss)	55%	.54%	.20%	(.10)%	—%A
Supplemental Data
Net assets, end of period (000
omitted)	$47,736	$43,575	$30,316	$18,985	$ 9,584
Portfolio turnover rate	190%	144%	154%	148%	107%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects a special dividend which amounted to $.03 per share.
G For the period May 9, 2001 (commencement of operations) to November 30, 2001.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights Class B
Years ended November 30,	2005	2004	2003	2002	2001G
Selected Per Share Data
Net asset value, beginning of
period	$ 11.39	$ 10.24	$8.78	$9.46	$ 10.00
Income from Investment
Operations
Net investment income (loss)E .	—I	—F,I	(.02)	(.05)	(.03)
Net realized and unrealized
gain (loss)	90	1.28	1.48	(.63)	(.51)
Total from investment operations	90	1.28	1.46	(.68)	(.54)
Distributions from net realized
gain	(.22)	(.13)	—	—	—
Net asset value, end of period	$ 12.07	$ 11.39	$10.24	$8.78	$ 9.46
Total ReturnB,C,D	8.03%	12.58%	16.63%	(7.19)%	(5.40)%
Ratios to Average Net AssetsH
Expenses before reductions	2.12%	2.27%	2.44%	2.78%	4.67%A
Expenses net of fee waivers, if
any	2.04%	2.25%	2.25%	2.41%	2.50%A
Expenses net of all reductions .	1.97%	2.19%	2.15%	2.34%	2.47%A
Net investment income (loss)	04%	.02%	(.27)%	(.59)%	(.50)%A
Supplemental Data
Net assets, end of period (000
omitted)	$21,849	$21,024	$14,372	$10,253	$ 5,103
Portfolio turnover rate	190%	144%	154%	148%	107%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects a special dividend which amounted to $.03 per share.
G For the period May 9, 2001 (commencement of operations) to November 30, 2001.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights Class C
Years ended November 30,	2005	2004	2003	2002	2001G
Selected Per Share Data
Net asset value, beginning of
period	$ 11.39	$ 10.23	$8.77	$9.46	$ 10.00
Income from Investment
Operations
Net investment income (loss)E	01	—F,I	(.02)	(.05)	(.03)
Net realized and unrealized
gain (loss)	89	1.29	1.48	(.64)	(.51)
Total from investment operations	90	1.29	1.46	(.69)	(.54)
Distributions from net realized
gain	(.22)	(.13)	—	—	—
Net asset value, end of period	$ 12.07	$ 11.39	$10.23	$8.77	$ 9.46
Total ReturnB,C,D	8.03%	12.69%	16.65%	(7.29)%	(5.40)%
Ratios to Average Net AssetsH
Expenses before reductions	2.11%	2.23%	2.37%	2.71%	4.55%A
Expenses net of fee waivers, if
any	2.03%	2.23%	2.25%	2.40%	2.50%A
Expenses net of all reductions .	1.96%	2.18%	2.15%	2.32%	2.46%A
Net investment income (loss)	05%	.04%	(.26)%	(.58)%	(.50)%A
Supplemental Data
Net assets, end of period (000
omitted)	$16,849	$15,303	$11,665	$8,616	$ 5,118
Portfolio turnover rate	190%	144%	154%	148%	107%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects a special dividend which amounted to $.03 per share.
G For the period May 9, 2001 (commencement of operations) to November 30, 2001.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights Institutional Class
Years ended November 30,	2005	2004	2003	2002	2001F
Selected Per Share Data
Net asset value, beginning of
period	$ 11.72	$ 10.50	$8.91	$9.51	$10.00
Income from Investment
Operations
Net investment income (loss)D	14	.13E	.06	.04	.03
Net realized and unrealized
gain (loss)	92	1.31	1.53	(.64)	(.52)
Total from investment operations	1.06	1.44	1.59	(.60)	(.49)
Distributions from net investment
income	(.13)	(.06)	—	—	—
Distributions from net realized
gain	(.22)	(.16)	—	—	—
Total distributions	(.35)	(.22)	—	—	—
Net asset value, end of period	$ 12.43	$ 11.72	$10.50	$8.91	$9.51
Total ReturnB,C	9.27%	13.89%	17.85%	(6.31)%	(4.90)%
Ratios to Average Net AssetsG
Expenses before reductions	92%	1.11%	1.25%	1.62%	3.44%A
Expenses net of fee waivers, if
any	92%	1.11%	1.25%	1.40%	1.50%A
Expenses net of all reductions	85%	1.05%	1.15%	1.32%	1.46%A
Net investment income (loss)	1.16%	1.17%	.69%	.42%	.50%A
Supplemental Data
Net assets, end of period (000
omitted)	$ 5,983	$ 3,821	$1,031	$402	$309
Portfolio turnover rate	190%	144%	154%	148%	107%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E Investment income per share reflects a special dividend which amounted to $.03 per share.
F For the period May 9, 2001 (commencement of operations) to November 30, 2001.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Notes to Financial Statements

For the period ended November 30, 2005

1. Significant Accounting Policies.

Fidelity Advisor Equity Value Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

28

1. Significant Accounting Policies continued
Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes

29 Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued

Investment Transactions and Income continued

coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to short term capital gains, passive foreign investment companies (PFIC), foreign currency transactions, and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation		$12,617,935
Unrealized depreciation		(1,830,211)
Net unrealized appreciation (depreciation)		10,787,724
Undistributed ordinary income		2,215,721
Undistributed long term capital gain		5,648,970

Cost for federal income tax purposes		$104,070,913

The tax character of distributions paid was as follows:
	November 30, 2005		November 30, 2004
Ordinary Income		$322,045	$1,053,923
Long term Capital Gains		1,898,873	41,092
Total		$2,220,918	$1,095,015

Annual Report	30

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $213,127,580 and $203,608,349, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the

31 Annual Report

Notes to Financial Statements continued

4. Fees and Other Transactions with Affiliates continued
Distribution and Service Plan continued

Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$43,119	$—
Class T	25%	.25%	238,158	415
Class B	75%	.25%	218,539	163,906
Class C	75%	.25%	163,814	21,002

			$663,630	$185,323

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$38,135
Class T	12,643
Class B*	47,418
Class C*	1,006
$99,202

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

Annual Report

32

4. Fees and Other Transactions with Affiliates continued

Transfer Agent Fees - continued
		% of Average
	Amount	Net Assets
Class A	$61,578.36
Class T	171,763.36
Class B	78,342.36
Class C	58,524.36
Institutional Class	9,763.16

	$379,970

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,905 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund

33 Annual Report

Notes to Financial Statements continued

6. Security Lending continued

and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $4,949.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser
Class A	1.50% - 1.25%*	$14,992
Class T	1.75% - 1.50%*	40,693
Class B	2.25% - 2.00%*	16,484
Class C	2.25% - 2.00%*	13,479
		$85,648
* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $76,342 for the period.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

Annual Report

34

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended November 30,	2005	2004
From net investment income
Class A	$92,027	$39,989
Class T	191,544	61,210
Institutional Class	38,474	5,980
Total	$322,045	$107,179
From net realized gain
Class A	$258,630	$130,135
Class T	849,021	495,866
Class B	413,854	194,680
Class C	302,694	151,112
Institutional Class	74,674	16,043
Total	$1,898,873	$987,836
35 Annual Report

Notes to Financial Statements continued

10. Share Transactions.

Transactions for each class of shares were as follows:
	Shares			Dollars
Years ended November 30,	2005	2004	2005	2004
Class A
Shares sold	914,839	738,453	$10,680,315	$8,004,643
Reinvestment of distributions	28,728	14,010	330,932	150,438
Shares redeemed	(333,478)	(348,249)	(3,886,862)	(3,769,926)
Net increase (decrease)	610,089	404,214	$7,124,385	$4,385,155
Class T
Shares sold	1,382,323	1,974,367	$ 16,030,438	$ 21,286,568
Reinvestment of distributions	88,197	50,251	1,012,276	538,344
Shares redeemed	(1,347,318)	(1,173,558)	(15,734,767)	(12,617,991)
Net increase (decrease)	123,202	851,060	$1,307,947	$9,206,921
Class B
Shares sold	506,626	753,444	$5,792,050	$8,054,526
Reinvestment of distributions	32,386	16,217	368,093	173,062
Shares redeemed	(575,003)	(328,013)	(6,581,791)	(3,487,834)
Net increase (decrease)	(35,991)	441,648	$(421,648)	$4,739,754
Class C
Shares sold	408,380	504,291	$4,675,750	$5,386,547
Reinvestment of distributions	24,224	12,628	275,323	134,626
Shares redeemed	(380,624)	(313,096)	(4,371,942)	(3,351,417)
Net increase (decrease)	51,980	203,823	$579,131	$2,169,756
Institutional Class
Shares sold	350,511	261,623	$4,099,722	$2,907,231
Reinvestment of distributions	3,481	1,435	40,241	15,498
Shares redeemed	(198,654)	(35,240)	(2,356,001)	(385,681)
Net increase (decrease)	155,338	227,818	$1,783,962	$2,537,048

Annual Report

36

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advi sor Equity Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of November 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Value Fund as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with account ing principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts January 17, 2006

37 Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Annual Report

38

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Equity Value

(2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR

(2005 present). Previously, Mr. Jonas served as President of Fidelity En terprise Operations and Risk Services (2004 2005), Chief Administra tive Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). Dur ing his tenure with CIT Group Inc. Mr. Gamper served in numerous se nior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Annual Report

40

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Annual Report

42

Name, Age; Principal Occupation William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trus tee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Equity Value. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High In come Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Stephen DuFour (39)

Year of Election or Appointment: 2001

Stephen DuFour is vice president and manager of Advisor Equity Value, which he has managed since May 2001. Mr. DuFour also manages other Fidelity funds. Since joining Fidelity Investments in 1992, Mr. Du Four has worked as a research analyst and portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 2001

Secretary of Advisor Equity Value. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Man agement & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Equity Value. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Equity Value. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Annual Report

44

Name, Age; Principal Occupation Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Equity Value. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Manage ment Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Equity Value. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Op erating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Equity Value. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Value. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Equity Value. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Tem pleton Services, LLC (2000 2004).

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Equity Value. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s de partment of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accoun tant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Value. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 2001

Assistant Treasurer of Advisor Equity Value. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Equity Value. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Equity Value. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Value. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Previously, Mr. Ryan served as Vice Pres ident of Fund Reporting in FPCMS (1999 2005).

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46

Name, Age; Principal Occupation Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Equity Value. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

47 Annual Report

Distributions

The Board of Trustees of Advisor Equity Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	01/09/06	01/06/06	—	$0.095
	12/19/05	12/16/05	$0.115	$0.702

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended November 30, 2005, $5,648,970, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended November 30, 2004, $1,898,875, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

Institutional Class designates 100% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

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48

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000
Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000

	# of	% of
	Votes	Votes

Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Equity Value Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Annual Report

50

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one and three year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an invest ment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

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52

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for the one year period and the first quartile for the three year period. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group includes funds with different investment mandates (some broader, some narrower) than the fund. For example, the peer group includes funds that are not limited to a particular investment style, funds that focus on growth oriented stocks, and funds that (like the fund) focus their investments on value oriented securities. The Board also stated that the relative investment perfor mance of the fund was lower than its benchmark over time. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

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54

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small fund fee reductions”). The Board considered that, if the small fund fee reductions had been in effect in 2004, the total expenses of each of Class A, Class B, Class C and Institutional Class would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

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56

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

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58

59 Annual Report

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61 Annual Report

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63 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
(U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
State Street Bank and Trust Company
Quincy, MA

AEVI-UANN-0106 1.786684.102

Fidelity® Advisor Fifty Fund - Class A, Class T, Class B and Class C

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	16	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	25	Notes to the financial statements.
Report of Independent	33
Registered Public
Accounting Firm
Trustees and Officers	34
Distributions	44
Proxy Voting Results	45
Board Approval of	47
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guaran tee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Life of
	year	years	fundA
Class A (incl. 5.75% sales charge)	6.59%	5.20%	2.64%
Class T (incl. 3.50% sales charge)	8.74%	5.36%	2.79%
Class B (incl. contingent deferred
sales charge)B	7.06%	5.32%	2.86%
Class C (incl. contingent deferred
sales charge)C	11.06%	5.66%	3.03%

A From August 16, 2000.
B Class B shares’ contingent deferred sales charges included in the past one year, past 5 years, and life of fund total return figures are 5%, 2%, and 1%, respectively.
C Class C shares’ contingent deferred sales charges included in the past one year, past 5 years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

5 Annual Report

5

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Fifty Fund Class T on August 16, 2000, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor’s 500SM Index performed over the same period.

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6

Management’s Discussion of Fund Performance

Comments from Jason Weiner, Portfolio Manager of Fidelity® Advisor Fifty Fund

Numerous events unfolded during the 12 month period ending November 30, 2005, that were major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index, the NASDAQ Composite® Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44%, the NASDAQ® rose 7.28% and the Dow advanced 6.07%, threatening to eclipse the 11,000 threshold for the first time since 2001.

For the 12 months ending November 30, 2005, the fund’s Class A, Class T, Class B and Class C shares returned 13.09%, 12.69%, 12.06% and 12.06%, respectively (excluding sales charges), well ahead of the S&P 500 and the 7.90% return of the LipperSM Capital Appreci ation Funds Average. Stock selection in the information technology sector was especially strong versus the index. Internet search engine Google the fund’s largest holding at period end topped the list of contributors by a wide margin, as the company continued to take market share and deliver better than expected earnings growth. Another holding that aided performance was Precision Castparts, which makes highly specialized parts for the aerospace industry. Effective cost controls and healthy demand for commercial aircraft helped the stock. In the transportation group, AirTran Holdings boosted performance, as the airline benefited from reduced capacity at several bankrupt competitors. Conversely, stock selection in financials, along with an underweighting in utilities, modestly detracted from performance. Canada based Research In Motion maker of the BlackBerry hand held messaging device was the largest individual detractor both in absolute terms and versus the index. Concerns about increased competition undermined this stock’s perfor mance. Meanwhile, enterprise software maker Siebel Systems was hampered by disappoint ing earnings and the abrupt departure of the company’s recently appointed CEO. I sold both detractors before period end.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class A
Actual	$1,000.00	$1,126.70	$6.66
HypotheticalA	$1,000.00	$1,018.80	$6.33
Class T
Actual	$1,000.00	$1,123.70	$7.99
HypotheticalA	$1,000.00	$1,017.55	$7.59
Class B
Actual	$1,000.00	$1,121.60	$10.64
HypotheticalA	$1,000.00	$1,015.04	$10.10

Annual Report	8

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class C
Actual	$1,000.00	$1,121.60	$10.64
HypotheticalA	$1,000.00	$1,015.04	$10.10
Institutional Class
Actual	$1,000.00	$1,126.10	$5.17
HypotheticalA	$1,000.00	$1,020.21	$4.91

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	97%

9 Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Google, Inc. Class A (sub. vtg.)	5.8	5.4
Microsoft Corp.	5.0	5.8
3M Co.	3.8	0.0
American International Group, Inc.	3.6	1.0
UnitedHealth Group, Inc.	3.5	2.8
Halliburton Co.	3.4	1.9
Seagate Technology	3.2	4.4
American Express Co.	3.1	4.4
Infosys Technologies Ltd.	2.9	4.0
AirTran Holdings, Inc.	2.7	1.6
	37.0
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	28.8	33.7
Industrials	16.2	16.3
Financials	10.9	7.8
Consumer Discretionary	10.2	16.3
Energy	10.0	5.0

Annual Report 10

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 93.3%

	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – 10.2%
Diversified Consumer Services – 2.1%
Sothebys Holdings, Inc. Class A (ltd. vtg.) (a)	43,100	$820,193
Universal Technical Institute, Inc. (a)	27,100	823,298
		1,643,491
Hotels, Restaurants & Leisure 2.9%
Carnival Corp. unit	23,200	1,264,168
Kerzner International Ltd. (a)	15,500	1,007,655
		2,271,823
Internet & Catalog Retail 1.0%
eBay, Inc. (a)	17,600	788,656
Media – 1.4%
McGraw Hill Companies, Inc.	21,600	1,145,880
Multiline Retail – 1.5%
Target Corp.	22,200	1,187,922
Specialty Retail – 1.3%
The Children’s Place Retail Stores, Inc. (a)	5,858	290,557
Volcom, Inc.	22,000	747,340
		1,037,897

TOTAL CONSUMER DISCRETIONARY		8,075,669

CONSUMER STAPLES 5.3%
Food & Staples Retailing – 1.4%
Walgreen Co.	24,000	1,096,320
Household Products – 2.4%
Colgate-Palmolive Co.	35,600	1,940,912
Personal Products 1.5%
Avon Products, Inc.	38,900	1,063,915
Herbalife Ltd.	3,500	101,325
		1,165,240

TOTAL CONSUMER STAPLES		4,202,472

ENERGY 10.0%
Energy Equipment & Services – 7.0%
Halliburton Co.	42,100	2,679,665
Nabors Industries Ltd. (a)	28,500	1,995,285
Schlumberger Ltd. (NY Shares)	9,100	871,143
		5,546,093

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

ENERGY – continued
Oil, Gas & Consumable Fuels – 3.0%
Chesapeake Energy Corp.	19,300	$558,735
EnCana Corp.	22,700	1,007,483
Valero Energy Corp.	8,900	856,180
		2,422,398

TOTAL ENERGY		7,968,491

FINANCIALS – 10.9%
Capital Markets 0.7%
Ameritrade Holding Corp. (a)	24,550	573,488
Commercial Banks – 0.2%
Wells Fargo & Co.	2,500	157,125
Consumer Finance – 3.1%
American Express Co.	47,600	2,447,592
Insurance – 6.9%
American International Group, Inc.	43,300	2,907,162
Aon Corp.	30,700	1,117,787
Prudential Financial, Inc.	12,300	952,020
XL Capital Ltd. Class A	7,900	524,402
		5,501,371

TOTAL FINANCIALS		8,679,576

HEALTH CARE – 8.0%
Health Care Equipment & Supplies – 2.6%
Alcon, Inc.	4,900	686,980
Baxter International, Inc.	23,400	910,026
ResMed, Inc. (a)	11,700	477,360
		2,074,366
Health Care Providers & Services – 5.4%
Emdeon Corp. (a)	11,600	88,740
Henry Schein, Inc. (a)	33,000	1,407,450
UnitedHealth Group, Inc.	47,200	2,825,392
		4,321,582

TOTAL HEALTH CARE		6,395,948

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – 16.2%
Aerospace & Defense – 2.0%
Precision Castparts Corp.	23,800	$ 1,213,562
Rockwell Collins, Inc.	7,500	342,750
		1,556,312
Airlines – 4.3%
AirTran Holdings, Inc. (a)	144,300	2,167,386
Ryanair Holdings PLC sponsored ADR (a)	25,200	1,255,464
		3,422,850
Commercial Services & Supplies – 1.2%
Monster Worldwide, Inc. (a)	23,800	925,820
Construction & Engineering – 1.7%
Jacobs Engineering Group, Inc. (a)	21,500	1,396,855
Industrial Conglomerates – 5.5%
3M Co.	38,100	2,990,088
General Electric Co.	38,300	1,368,076
		4,358,164
Machinery – 1.0%
Danaher Corp.	14,300	793,650
Trading Companies & Distributors – 0.5%
WESCO International, Inc. (a)	10,200	425,850

TOTAL INDUSTRIALS		12,879,501

INFORMATION TECHNOLOGY – 28.8%
Communications Equipment – 2.7%
Motorola, Inc.	24,900	599,841
QUALCOMM, Inc.	34,000	1,545,980
		2,145,821
Computers & Peripherals – 3.8%
Seagate Technology	135,300	2,559,876
UNOVA, Inc. (a)	15,100	424,763
		2,984,639
Electronic Equipment & Instruments – 1.0%
Agilent Technologies, Inc. (a)	22,300	795,218
Internet Software & Services – 7.2%
Google, Inc. Class A (sub. vtg.) (a)	11,400	4,616,886
Yahoo!, Inc. (a)	28,400	1,142,532
		5,759,418

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
IT Services – 3.9%
Infosys Technologies Ltd.	40,135	$ 2,347,797
Paychex, Inc.	17,900	759,139
		3,106,936
Semiconductors & Semiconductor Equipment – 3.7%
Cypress Semiconductor Corp. (a)	31,600	474,000
Maxim Integrated Products, Inc.	29,500	1,078,225
MEMC Electronic Materials, Inc. (a)	35,600	796,728
SiRF Technology Holdings, Inc. (a)	20,900	579,348
		2,928,301
Software 6.5%
Microsoft Corp.	143,500	3,976,385
NAVTEQ Corp. (a)	29,000	1,218,000
		5,194,385

TOTAL INFORMATION TECHNOLOGY		22,914,718

MATERIALS 3.3%
Chemicals – 1.4%
Monsanto Co.	14,700	1,077,069
Metals & Mining – 1.9%
Carpenter Technology Corp.	23,500	1,540,425

TOTAL MATERIALS		2,617,494

TELECOMMUNICATION SERVICES – 0.6%
Wireless Telecommunication Services – 0.6%
American Tower Corp. Class A (a)	15,900	433,911
TOTAL COMMON STOCKS
(Cost $58,555,310)		74,167,780

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Money Market Funds 6.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 4.08% (b)
(Cost $5,244,007)	5,244,007	$ 5,244,007
TOTAL INVESTMENT PORTFOLIO 99.9%
(Cost $63,799,317)		79,411,787
NET OTHER ASSETS – 0.1%		109,751
NET ASSETS 100%		$ 79,521,538

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other accounts
managed by Fidelity Investments. The
rate quoted is the annualized seven day
yield of the fund at period end. A
complete unaudited listing of the fund’s
holdings as of its most recent quarter end
is available upon request.

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
Fidelity Cash Central Fund	$66,793
Fidelity Securities Lending Cash Central Fund	6,924
Total	$73,717

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	86.1%
Cayman Islands	3.3%
India	2.9%
Panama	1.6%
Ireland	1.6%
Bahamas (Nassau)	1.3%
Canada	1.2%
Netherlands Antilles	1.1%
Others (individually less than 1%) .	0.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Financial Statements

Statement of Assets and Liabilities
		November 30, 2005

Assets
Investment in securities, at value See accompanying
schedule:
Unaffiliated issuers (cost $58,555,310)	$74,167,780
Affiliated Central Funds (cost $5,244,007)	5,244,007
Total Investments (cost $63,799,317)		$79,411,787
Receivable for investments sold		549,474
Receivable for fund shares sold		239,505
Dividends receivable		72,157
Interest receivable		14,001
Prepaid expenses		408
Receivable from investment adviser for expense
reductions		16,393
Other receivables		2,159
Total assets		80,305,884

Liabilities
Payable for investments purchased	$537,730
Payable for fund shares redeemed	88,540
Accrued management fee	36,787
Distribution fees payable	40,142
Other affiliated payables	24,130
Other payables and accrued expenses	57,017
Total liabilities		784,346

Net Assets		$79,521,538
Net Assets consist of:
Paid in capital		$62,486,591
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		1,432,642
Net unrealized appreciation (depreciation) on
investments		15,602,305
Net Assets		$79,521,538

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Statement of Assets and Liabilities continued
November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($20,556,162 ÷ 1,688,247 shares)	$12.18

Maximum offering price per share (100/94.25 of $12.18)	$12.92
Class T:
Net Asset Value and redemption price per share
($26,484,298 ÷ 2,209,113 shares)	$11.99

Maximum offering price per share (100/96.50 of $11.99)	$12.42
Class B:
Net Asset Value and offering price per share
($19,056,366 ÷ 1,627,889 shares)A	$11.71

Class C:
Net Asset Value and offering price per share
($12,016,280 ÷ 1,026,397 shares)A	$11.71

Institutional Class:
Net Asset Value, offering price and redemption price per
share ($1,408,432 ÷ 113,460 shares)	$12.41

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Financial Statements continued

Statement of Operations
	Year ended November 30, 2005

Investment Income
Dividends		$499,647
Interest		101
Income from affiliated Central Funds		73,717
Total income		573,465

Expenses
Management fee	$426,041
Transfer agent fees	267,912
Distribution fees	472,287
Accounting and security lending fees	31,172
Independent trustees’ compensation	341
Custodian fees and expenses	19,454
Registration fees	55,172
Audit	41,540
Legal	2,223
Miscellaneous	19,999
Total expenses before reductions	1,336,141
Expense reductions	(120,313)	1,215,828

Net investment income (loss)		(642,363)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,605,193
Foreign currency transactions	1,119
Total net realized gain (loss)		2,606,312
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of decrease in deferred for-
eign taxes of $74,470)	6,985,829
Assets and liabilities in foreign currencies	(123)
Total change in net unrealized appreciation
(depreciation)		6,985,706
Net gain (loss)		9,592,018
Net increase (decrease) in net assets resulting from
operations		$8,949,655

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Statement of Changes in Net Assets
	Year ended	Year ended
	November 30,	November 30,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(642,363)	$(402,003)
Net realized gain (loss)	2,606,312	2,575,162
Change in net unrealized appreciation (depreciation) .	6,985,706	2,911,962
Net increase (decrease) in net assets resulting
from operations	8,949,655	5,085,121
Share transactions - net increase (decrease)	(3,800,337)	1,814,659
Total increase (decrease) in net assets	5,149,318	6,899,780

Net Assets
Beginning of period	74,372,220	67,472,440
End of period	$79,521,538	$74,372,220

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Highlights Class A

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 10.77	$ 9.97	$9.34	$8.38	$8.91
Income from Investment
Operations
Net investment income (loss)C	(.05)	(.01)D	(.01)	.02	(.01)
Net realized and unrealized
gain (loss)	1.46	.81	.64	.94	(.52)
Total from investment operations	1.41	.80	.63	.96	(.53)
Net asset value, end of period	$ 12.18	$ 10.77	$9.97	$9.34	$8.38
Total ReturnA,B	13.09%	8.02%	6.75%	11.46%	(5.95)%
Ratios to Average Net AssetsE
Expenses before reductions	1.40%	1.43%	1.51%	1.64%	1.78%
Expenses net of fee waivers, if
any	1.28%	1.43%	1.51%	1.61%	1.75%
Expenses net of all reductions	1.24%	1.38%	1.33%	1.46%	1.74%
Net investment income (loss)	(.47)%	(.12)%	(.11)%	.26%	(.13)%
Supplemental Data
Net assets, end of period (000
omitted)	$20,556	$17,633	$11,917	$5,942	$4,453
Portfolio turnover rate	102%	134%	205%	180%	38%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.05 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Financial Highlights Class T

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 10.64	$ 9.89	$9.28	$8.36	$8.91
Income from Investment
Operations
Net investment income (loss)C	(.08)	(.05)D	(.04)	—F	(.04)
Net realized and unrealized
gain (loss)	1.43	.80	.65	.92	(.51)
Total from investment operations	1.35	.75	.61	.92	(.55)
Net asset value, end of period	$ 11.99	$ 10.64	$9.89	$9.28	$8.36
Total ReturnA,B	12.69%	7.58%	6.57%	11.00%	(6.17)%
Ratios to Average Net AssetsE
Expenses before reductions	1.68%	1.78%	1.81%	1.93%	2.10%
Expenses net of fee waivers, if
any	1.54%	1.75%	1.80%	1.90%	2.00%
Expenses net of all reductions	1.50%	1.70%	1.62%	1.75%	1.99%
Net investment income (loss)	(.73)%	(.44)%	(.40)%	(.03)%	(.38)%
Supplemental Data
Net assets, end of period (000
omitted)	$26,484	$24,219	$24,343	$24,691	$13,163
Portfolio turnover rate	102%	134%	205%	180%	38%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.05 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Highlights Class B

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 10.45	$ 9.75	$9.20	$8.31	$8.90
Income from Investment
Operations
Net investment income (loss)C	(.13)	(.09)D	(.08)	(.04)	(.08)
Net realized and unrealized
gain (loss)	1.39	.79	.63	.93	(.51)
Total from investment operations	1.26	.70	.55	.89	(.59)
Net asset value, end of period	$ 11.71	$ 10.45	$9.75	$9.20	$8.31
Total ReturnA,B	12.06%	7.18%	5.98%	10.71%	(6.63)%
Ratios to Average Net AssetsE
Expenses before reductions	2.16%	2.24%	2.25%	2.35%	2.56%
Expenses net of fee waivers, if
any	2.05%	2.24%	2.25%	2.32%	2.50%
Expenses net of all reductions	2.00%	2.19%	2.08%	2.18%	2.49%
Net investment income (loss)	(1.24)%	(.93)%	(.85)%	(.45)%	(.88)%
Supplemental Data
Net assets, end of period (000
omitted)	$19,056	$20,137	$18,657	$15,626	$10,664
Portfolio turnover rate	102%	134%	205%	180%	38%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.05 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Highlights Class C

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 10.45	$ 9.75	$9.19	$8.30	$8.89
Income from Investment
Operations
Net investment income (loss)C	(.13)	(.09)D	(.07)	(.04)	(.08)
Net realized and unrealized
gain (loss)	1.39	.79	.63	.93	(.51)
Total from investment operations	1.26	.70	.56	.89	(.59)
Net asset value, end of period	$ 11.71	$ 10.45	$9.75	$9.19	$8.30
Total ReturnA,B	12.06%	7.18%	6.09%	10.72%	(6.64)%
Ratios to Average Net AssetsE
Expenses before reductions	2.15%	2.18%	2.21%	2.32%	2.51%
Expenses net of fee waivers, if
any	2.04%	2.18%	2.21%	2.30%	2.50%
Expenses net of all reductions	2.00%	2.13%	2.04%	2.15%	2.49%
Net investment income (loss)	(1.23)%	(.87)%	(.81)%	(.43)%	(.88)%
Supplemental Data
Net assets, end of period (000
omitted)	$12,016	$11,736	$11,501	$8,594	$6,508
Portfolio turnover rate	102%	134%	205%	180%	38%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.05 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights Institutional Class

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 10.96	$10.10	$9.41	$8.41	$8.92
Income from Investment
Operations
Net investment income (loss)B	(.02)	.03C	.03	.07	.01
Net realized and unrealized
gain (loss)	1.47	.83	.66	.93	(.52)
Total from investment operations	1.45	.86	.69	1.00	(.51)
Net asset value, end of period	$ 12.41	$10.96	$10.10	$9.41	$8.41
Total ReturnA	13.23%	8.51%	7.33%	11.89%	(5.72)%
Ratios to Average Net AssetsD
Expenses before reductions	98%	1.01%	1.03%	1.15%	1.54%
Expenses net of fee waivers, if
any	98%	1.01%	1.03%	1.15%	1.50%
Expenses net of all reductions	93%	.96%	.86%	1.01%	1.49%
Net investment income (loss)	(.16)%	.30%	.37%	.72%	.12%
Supplemental Data
Net assets, end of period (000
omitted)	$ 1,408	$647	$1,054	$1,229	$791
Portfolio turnover rate	102%	134%	205%	180%	38%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Investment income per share reflects a special dividend which amounted to $.05 per share.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Notes to Financial Statements

For the period ended November 30, 2005

1. Significant Accounting Policies.

Fidelity Advisor Fifty Fund (the fund) is a non diversified fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds), which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of

25 Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued

Security Valuation continued

the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund esti mates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Annual Report

26

1. Significant Accounting Policies continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, net operating losses, and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$16,312,998
Unrealized depreciation	(769,194)
Net unrealized appreciation (depreciation)	15,543,804
Undistributed long term capital gain	1,491,143

Cost for federal income tax purposes	$63,867,983

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

27 Annual Report

Notes to Financial Statements continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $74,281,883 and $82,514,674, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$46,717	$82
Class T	25%	.25%	121,390	283
Class B	75%	.25%	190,396	142,841
Class C	75%	.25%	113,784	20,237
			$472,287	$163,443

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

28

4. Fees and Other Transactions with Affiliates continued

Sales Load continued

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$29,719
Class T	8,905
Class B*	61,603
Class C*	608
$100,835

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$65,856.35
Class T	91,522.38
Class B	68,110.36
Class C	40,118.35
Institutional Class	2,306.19
	$267,912

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

29 Annual Report

Notes to Financial Statements continued

4. Fees and Other Transactions with Affiliates continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,759 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. At period end there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $6,924.

Annual Report

30

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser
Class A	1.50%-1.25%*	$22,215
Class T	1.75%-1.50%*	32,642
Class B	2.25%-2.00%*	21,346
Class C	2.25%-2.00%*	12,862
		$89,065
* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $31,248 for the period.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

31 Annual Report

Notes to Financial Statements continued

9. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
Years ended November 30,	2005	2004	2005	2004
Class A
Shares sold	749,485	930,098	$8,229,508	$9,556,182
Shares redeemed	(698,910)	(487,230)	(7,759,772)	(5,046,528)
Net increase (decrease)	50,575	442,868	$469,736	$4,509,654
Class T
Shares sold	738,839	723,555	$8,101,133	$7,347,762
Shares redeemed	(805,037)	(909,758)	(8,745,190)	(9,260,593)
Net increase (decrease)	(66,198)	(186,203)	$(644,057)	$(1,912,831)
Class B
Shares sold	312,756	556,397	$3,334,280	$5,588,461
Shares redeemed	(612,672)	(541,779)	(6,508,363)	(5,394,947)
Net increase (decrease)	(299,916)	14,618	$(3,174,083)	$193,514
Class C
Shares sold	256,901	348,466	$2,732,463	$3,524,586
Shares redeemed	(353,924)	(404,971)	(3,740,547)	(4,039,131)
Net increase (decrease)	(97,023)	(56,505)	$(1,008,084)	$(514,545)
Institutional Class
Shares sold	92,478	7,934	$999,047	$82,086
Shares redeemed	(38,083)	(53,230)	(442,896)	(543,219)
Net increase (decrease)	54,395	(45,296)	$556,151	$(461,133)

Annual Report

32

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Fifty Fund:

In our opinion, the accompanying statement of assets and liabilities, including the sched ule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Fifty Fund (a fund of Fidelity Advisor Series I) at November 30, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Fifty Fund’s management; our responsibility is to express an opinion on these financial state ments based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material mis statement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodian and brokers, provide a reason able basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts January 17, 2006

33 Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s statement of additional information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Annual Report

34

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Fifty (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Opera tions and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held vari ous financial and management positions including Chief Financial Offi cer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

35 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). Dur ing his tenure with CIT Group Inc. Mr. Gamper served in numerous se nior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Annual Report

36

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

37 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Annual Report

38

Name, Age; Principal Occupation William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Fifty (2005 present). Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Chur chill joined Fidelity in 1993 as Vice President and Group Leader of Tax able Fixed Income Investments.

Jason L. Weiner (36)

Year of Election or Appointment: 2003

Vice President of Advisor Fifty. Mr. Weiner also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibi lities, Mr. Weiner managed a variety of Fidelity funds. Mr. Weiner also serves as Vice President of FMR and FMR Co., Inc. (2001).

Eric D. Roiter (57)

Year of Election or Appointment: 2000

Secretary of Advisor Fifty (2005 present). He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Manage ment & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Fifty. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Sec retary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Fifty. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Annual Report

40

Name, Age; Principal Occupation Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Fifty. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Ser vices Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Fifty. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Pre viously, he served as Executive Vice President and Chief Operating Offi cer for Fidelity Investments Institutional Services Company, Inc.

(1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Fifty. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Fifty. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity In vestments Institutional Services Group (FIIS)/Fidelity Investments Institu tional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Fifty. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Temple ton Services, LLC (2000 2004).

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Fifty. Mr. Robins also serves as Deputy Trea surer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of profes sional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Fifty. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice Presi dent of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Fifty. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Fifty. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Fifty. Mr. Osterheld also serves as Assis tant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Fifty. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

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42

Name, Age; Principal Occupation Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Fifty. Mr. Schiavone also serves as Assis tant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schia vone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

43 Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Fifty Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/19/05	12/16/05	$—	$.19
	01/09/06	01/06/06	$—	$.035
Class T	12/19/05	12/16/05	$—	$.19
	01/09/06	01/06/06	$—	$.035
Class B	12/19/05	12/16/05	$—	$.19
	01/09/06	01/06/06	$—	$.035
Class C	12/19/05	12/16/05	$—	$.19
	01/09/06	01/06/06	$—	$.035

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

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44

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000

	# of	% of
	Votes	Votes

Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000

Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000

45 Annual Report

Proxy Voting Results - continued

PROPOSAL 2
To change Fidelity Advisor Fifty
Fund from a diversified fund to a
non diversified fund.
	# of	% of
	Votes	Votes
Affirmative	29,689,484.58	68.605
Against	4,350,065.45	10.051
Abstain	2,760,816.16	6.380
Broker
Non Votes .	6,475,913.18	14.964
TOTAL	43,276,279.37	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

Annual Report 46

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Fifty Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

47 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

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48

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one and three year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

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Board Approval of Investment Advisory Contracts and Management Fees continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the third quartile for the one year period and the first quartile for the three year period. The Board also stated that the relative investment performance of Institutional Class of the fund has compared favorably to its benchmark over time, although the fund’s one year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups”

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50

of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

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Board Approval of Investment Advisory Contracts and Management Fees continued

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small fund fee reductions”). The Board considered that, if the small fund fee reductions had been in effect in 2004, the total expenses of each of Class A, Class B, Class C and Institutional Class would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

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Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

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61 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
Brown Brothers Harriman & Co.
Boston, MA

AFIF UANN-0106 1.786685.102

Fidelity® Advisor Fifty Fund - Institutional Class

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	10	A complete list of the fund’s investments
		with their market values.
Financial Statements	15	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	24	Notes to the financial statements.
Report of Independent	32
Registered Public
Accounting Firm
Trustees and Officers	33
Distributions	43
Proxy Voting Results	44
Board Approval of	46
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Life of
	year	years	fundA
Institutional Class	13.23%	6.83%	4.16%
A From August 16, 2000.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Fifty Fund Institutional Class on August 16, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor’s 500SM Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from Jason Weiner, Portfolio Manager of Fidelity® Advisor Fifty Fund

Numerous events unfolded during the 12 month period ending November 30, 2005, that were major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index, the NASDAQ Composite® Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44%, the NASDAQ® rose 7.28% and the Dow advanced 6.07%, threatening to eclipse the 11,000 threshold for the first time since 2001.

For the 12 months ending November 30, 2005, the fund’s Institutional Class returned 13.23%, well ahead of the S&P 500 and the 7.90% return of the LipperSM Capital Appreci ation Funds Average. Stock selection in the information technology sector was especially strong versus the index. Internet search engine Google the fund’s largest holding at period end topped the list of contributors by a wide margin, as the company continued to take market share and deliver better than expected earnings growth. Another holding that aided performance was Precision Castparts, which makes highly specialized parts for the aerospace industry. Effective cost controls and healthy demand for commercial aircraft helped the stock. In the transportation group, AirTran Holdings boosted performance, as the airline benefited from reduced capacity at several bankrupt competitors. Conversely, stock selection in financials, along with an underweighting in utilities, modestly detracted from performance. Canada based Research In Motion maker of the BlackBerry hand held messaging device was the largest individual detractor both in absolute terms and versus the index. Concerns about increased competition undermined this stock’s perfor mance. Meanwhile, enterprise software maker Siebel Systems was hampered by disappoint ing earnings and the abrupt departure of the company’s recently appointed CEO. I sold both detractors before period end.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class A
Actual	$1,000.00	$1,126.70	$6.66
HypotheticalA	$1,000.00	$1,018.80	$6.33
Class T
Actual	$1,000.00	$1,123.70	$7.99
HypotheticalA	$1,000.00	$1,017.55	$7.59
Class B
Actual	$1,000.00	$1,121.60	$10.64
HypotheticalA	$1,000.00	$1,015.04	$10.10

	7		Annual Report

Shareholder Expense Example continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class C
Actual	$1,000.00	$1,121.60	$10.64
HypotheticalA	$1,000.00	$1,015.04	$10.10
Institutional Class
Actual	$1,000.00	$1,126.10	$5.17
HypotheticalA	$1,000.00	$1,020.21	$4.91

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	97%

Annual Report

8

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Google, Inc. Class A (sub. vtg.)	5.8	5.4
Microsoft Corp.	5.0	5.8
3M Co.	3.8	0.0
American International Group, Inc.	3.6	1.0
UnitedHealth Group, Inc.	3.5	2.8
Halliburton Co.	3.4	1.9
Seagate Technology	3.2	4.4
American Express Co.	3.1	4.4
Infosys Technologies Ltd.	2.9	4.0
AirTran Holdings, Inc.	2.7	1.6
	37.0
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	28.8	33.7
Industrials	16.2	16.3
Financials	10.9	7.8
Consumer Discretionary	10.2	16.3
Energy	10.0	5.0

9 Annual Report

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 93.3%

	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – 10.2%
Diversified Consumer Services – 2.1%
Sothebys Holdings, Inc. Class A (ltd. vtg.) (a)	43,100	$820,193
Universal Technical Institute, Inc. (a)	27,100	823,298
		1,643,491
Hotels, Restaurants & Leisure 2.9%
Carnival Corp. unit	23,200	1,264,168
Kerzner International Ltd. (a)	15,500	1,007,655
		2,271,823
Internet & Catalog Retail 1.0%
eBay, Inc. (a)	17,600	788,656
Media – 1.4%
McGraw Hill Companies, Inc.	21,600	1,145,880
Multiline Retail – 1.5%
Target Corp.	22,200	1,187,922
Specialty Retail – 1.3%
The Children’s Place Retail Stores, Inc. (a)	5,858	290,557
Volcom, Inc.	22,000	747,340
		1,037,897

TOTAL CONSUMER DISCRETIONARY		8,075,669

CONSUMER STAPLES 5.3%
Food & Staples Retailing – 1.4%
Walgreen Co.	24,000	1,096,320
Household Products – 2.4%
Colgate-Palmolive Co.	35,600	1,940,912
Personal Products 1.5%
Avon Products, Inc.	38,900	1,063,915
Herbalife Ltd.	3,500	101,325
		1,165,240

TOTAL CONSUMER STAPLES		4,202,472

ENERGY 10.0%
Energy Equipment & Services – 7.0%
Halliburton Co.	42,100	2,679,665
Nabors Industries Ltd. (a)	28,500	1,995,285
Schlumberger Ltd. (NY Shares)	9,100	871,143
		5,546,093

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)

ENERGY – continued
Oil, Gas & Consumable Fuels – 3.0%
Chesapeake Energy Corp.	19,300	$558,735
EnCana Corp.	22,700	1,007,483
Valero Energy Corp.	8,900	856,180
		2,422,398

TOTAL ENERGY		7,968,491

FINANCIALS – 10.9%
Capital Markets 0.7%
Ameritrade Holding Corp. (a)	24,550	573,488
Commercial Banks – 0.2%
Wells Fargo & Co.	2,500	157,125
Consumer Finance – 3.1%
American Express Co.	47,600	2,447,592
Insurance – 6.9%
American International Group, Inc.	43,300	2,907,162
Aon Corp.	30,700	1,117,787
Prudential Financial, Inc.	12,300	952,020
XL Capital Ltd. Class A	7,900	524,402
		5,501,371

TOTAL FINANCIALS		8,679,576

HEALTH CARE – 8.0%
Health Care Equipment & Supplies – 2.6%
Alcon, Inc.	4,900	686,980
Baxter International, Inc.	23,400	910,026
ResMed, Inc. (a)	11,700	477,360
		2,074,366
Health Care Providers & Services – 5.4%
Emdeon Corp. (a)	11,600	88,740
Henry Schein, Inc. (a)	33,000	1,407,450
UnitedHealth Group, Inc.	47,200	2,825,392
		4,321,582

TOTAL HEALTH CARE		6,395,948

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – 16.2%
Aerospace & Defense – 2.0%
Precision Castparts Corp.	23,800	$ 1,213,562
Rockwell Collins, Inc.	7,500	342,750
		1,556,312
Airlines – 4.3%
AirTran Holdings, Inc. (a)	144,300	2,167,386
Ryanair Holdings PLC sponsored ADR (a)	25,200	1,255,464
		3,422,850
Commercial Services & Supplies – 1.2%
Monster Worldwide, Inc. (a)	23,800	925,820
Construction & Engineering – 1.7%
Jacobs Engineering Group, Inc. (a)	21,500	1,396,855
Industrial Conglomerates – 5.5%
3M Co.	38,100	2,990,088
General Electric Co.	38,300	1,368,076
		4,358,164
Machinery – 1.0%
Danaher Corp.	14,300	793,650
Trading Companies & Distributors – 0.5%
WESCO International, Inc. (a)	10,200	425,850

TOTAL INDUSTRIALS		12,879,501

INFORMATION TECHNOLOGY – 28.8%
Communications Equipment – 2.7%
Motorola, Inc.	24,900	599,841
QUALCOMM, Inc.	34,000	1,545,980
		2,145,821
Computers & Peripherals – 3.8%
Seagate Technology	135,300	2,559,876
UNOVA, Inc. (a)	15,100	424,763
		2,984,639
Electronic Equipment & Instruments – 1.0%
Agilent Technologies, Inc. (a)	22,300	795,218
Internet Software & Services – 7.2%
Google, Inc. Class A (sub. vtg.) (a)	11,400	4,616,886
Yahoo!, Inc. (a)	28,400	1,142,532
		5,759,418

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
IT Services – 3.9%
Infosys Technologies Ltd.	40,135	$ 2,347,797
Paychex, Inc.	17,900	759,139
		3,106,936
Semiconductors & Semiconductor Equipment – 3.7%
Cypress Semiconductor Corp. (a)	31,600	474,000
Maxim Integrated Products, Inc.	29,500	1,078,225
MEMC Electronic Materials, Inc. (a)	35,600	796,728
SiRF Technology Holdings, Inc. (a)	20,900	579,348
		2,928,301
Software 6.5%
Microsoft Corp.	143,500	3,976,385
NAVTEQ Corp. (a)	29,000	1,218,000
		5,194,385

TOTAL INFORMATION TECHNOLOGY		22,914,718

MATERIALS 3.3%
Chemicals – 1.4%
Monsanto Co.	14,700	1,077,069
Metals & Mining – 1.9%
Carpenter Technology Corp.	23,500	1,540,425

TOTAL MATERIALS		2,617,494

TELECOMMUNICATION SERVICES – 0.6%
Wireless Telecommunication Services – 0.6%
American Tower Corp. Class A (a)	15,900	433,911
TOTAL COMMON STOCKS
(Cost $58,555,310)		74,167,780

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Money Market Funds 6.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 4.08% (b)
(Cost $5,244,007)	5,244,007	$ 5,244,007
TOTAL INVESTMENT PORTFOLIO 99.9%
(Cost $63,799,317)		79,411,787
NET OTHER ASSETS – 0.1%		109,751
NET ASSETS 100%		$79,521,538

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other accounts
managed by Fidelity Investments. The
rate quoted is the annualized seven day
yield of the fund at period end. A
complete unaudited listing of the fund’s
holdings as of its most recent quarter end
is available upon request.

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
Fidelity Cash Central Fund	$66,793
Fidelity Securities Lending Cash Central Fund	6,924
Total	$73,717

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	86.1%
Cayman Islands	3.3%
India	2.9%
Panama	1.6%
Ireland	1.6%
Bahamas (Nassau)	1.3%
Canada	1.2%
Netherlands Antilles	1.1%
Others (individually less than 1%) .	0.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report 14

Financial Statements

Statement of Assets and Liabilities
		November 30, 2005

Assets
Investment in securities, at value See accompanying
schedule:
Unaffiliated issuers (cost $58,555,310)	$74,167,780
Affiliated Central Funds (cost $5,244,007)	5,244,007
Total Investments (cost $63,799,317)		$79,411,787
Receivable for investments sold		549,474
Receivable for fund shares sold		239,505
Dividends receivable		72,157
Interest receivable		14,001
Prepaid expenses		408
Receivable from investment adviser for expense
reductions		16,393
Other receivables		2,159
Total assets		80,305,884

Liabilities
Payable for investments purchased	$537,730
Payable for fund shares redeemed	88,540
Accrued management fee	36,787
Distribution fees payable	40,142
Other affiliated payables	24,130
Other payables and accrued expenses	57,017
Total liabilities		784,346

Net Assets		$79,521,538
Net Assets consist of:
Paid in capital		$62,486,591
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		1,432,642
Net unrealized appreciation (depreciation) on
investments		15,602,305
Net Assets		$79,521,538

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Financial Statements continued

Statement of Assets and Liabilities continued
November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($20,556,162 ÷ 1,688,247 shares)	$12.18
Maximum offering price per share (100/94.25 of $12.18)	$12.92
Class T:
Net Asset Value and redemption price per share
($26,484,298 ÷ 2,209,113 shares)	$11.99
Maximum offering price per share (100/96.50 of $11.99)	$12.42
Class B:
Net Asset Value and offering price per share
($19,056,366 ÷ 1,627,889 shares)A	$11.71
Class C:
Net Asset Value and offering price per share
($12,016,280 ÷ 1,026,397 shares)A	$11.71
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($1,408,432 ÷ 113,460 shares)	$12.41

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 16

Statement of Operations
	Year ended November 30, 2005

Investment Income
Dividends		$499,647
Interest		101
Income from affiliated Central Funds		73,717
Total income		573,465

Expenses
Management fee	$426,041
Transfer agent fees	267,912
Distribution fees	472,287
Accounting and security lending fees	31,172
Independent trustees’ compensation	341
Custodian fees and expenses	19,454
Registration fees	55,172
Audit	41,540
Legal	2,223
Miscellaneous	19,999
Total expenses before reductions	1,336,141
Expense reductions	(120,313)	1,215,828

Net investment income (loss)		(642,363)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,605,193
Foreign currency transactions	1,119
Total net realized gain (loss)		2,606,312
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of decrease in deferred for-
eign taxes of $74,470)	6,985,829
Assets and liabilities in foreign currencies	(123)
Total change in net unrealized appreciation
(depreciation)		6,985,706
Net gain (loss)		9,592,018
Net increase (decrease) in net assets resulting from
operations		$8,949,655

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
	Year ended	Year ended
	November 30,	November 30,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(642,363)	$(402,003)
Net realized gain (loss)	2,606,312	2,575,162
Change in net unrealized appreciation (depreciation) .	6,985,706	2,911,962
Net increase (decrease) in net assets resulting
from operations	8,949,655	5,085,121
Share transactions - net increase (decrease)	(3,800,337)	1,814,659
Total increase (decrease) in net assets	5,149,318	6,899,780

Net Assets
Beginning of period	74,372,220	67,472,440
End of period	$79,521,538	$74,372,220

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Financial Highlights Class A

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 10.77	$ 9.97	$9.34	$8.38	$8.91
Income from Investment
Operations
Net investment income (loss)C	(.05)	(.01)D	(.01)	.02	(.01)
Net realized and unrealized
gain (loss)	1.46	.81	.64	.94	(.52)
Total from investment operations	1.41	.80	.63	.96	(.53)
Net asset value, end of period	$ 12.18	$ 10.77	$9.97	$9.34	$8.38
Total ReturnA,B	13.09%	8.02%	6.75%	11.46%	(5.95)%
Ratios to Average Net AssetsE
Expenses before reductions	1.40%	1.43%	1.51%	1.64%	1.78%
Expenses net of fee waivers, if
any	1.28%	1.43%	1.51%	1.61%	1.75%
Expenses net of all reductions	1.24%	1.38%	1.33%	1.46%	1.74%
Net investment income (loss)	(.47)%	(.12)%	(.11)%	.26%	(.13)%
Supplemental Data
Net assets, end of period (000
omitted)	$20,556	$17,633	$11,917	$5,942	$4,453
Portfolio turnover rate	102%	134%	205%	180%	38%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.05 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Highlights Class T

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 10.64	$ 9.89	$9.28	$8.36	$8.91
Income from Investment
Operations
Net investment income (loss)C	(.08)	(.05)D	(.04)	—F	(.04)
Net realized and unrealized
gain (loss)	1.43	.80	.65	.92	(.51)
Total from investment operations	1.35	.75	.61	.92	(.55)
Net asset value, end of period	$ 11.99	$ 10.64	$9.89	$9.28	$8.36
Total ReturnA,B	12.69%	7.58%	6.57%	11.00%	(6.17)%
Ratios to Average Net AssetsE
Expenses before reductions	1.68%	1.78%	1.81%	1.93%	2.10%
Expenses net of fee waivers, if
any	1.54%	1.75%	1.80%	1.90%	2.00%
Expenses net of all reductions	1.50%	1.70%	1.62%	1.75%	1.99%
Net investment income (loss)	(.73)%	(.44)%	(.40)%	(.03)%	(.38)%
Supplemental Data
Net assets, end of period (000
omitted)	$26,484	$24,219	$24,343	$24,691	$13,163
Portfolio turnover rate	102%	134%	205%	180%	38%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.05 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Financial Highlights Class B

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 10.45	$ 9.75	$9.20	$8.31	$8.90
Income from Investment
Operations
Net investment income (loss)C	(.13)	(.09)D	(.08)	(.04)	(.08)
Net realized and unrealized
gain (loss)	1.39	.79	.63	.93	(.51)
Total from investment operations	1.26	.70	.55	.89	(.59)
Net asset value, end of period	$ 11.71	$ 10.45	$9.75	$9.20	$8.31
Total ReturnA,B	12.06%	7.18%	5.98%	10.71%	(6.63)%
Ratios to Average Net AssetsE
Expenses before reductions	2.16%	2.24%	2.25%	2.35%	2.56%
Expenses net of fee waivers, if
any	2.05%	2.24%	2.25%	2.32%	2.50%
Expenses net of all reductions	2.00%	2.19%	2.08%	2.18%	2.49%
Net investment income (loss)	(1.24)%	(.93)%	(.85)%	(.45)%	(.88)%
Supplemental Data
Net assets, end of period (000
omitted)	$19,056	$20,137	$18,657	$15,626	$10,664
Portfolio turnover rate	102%	134%	205%	180%	38%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.05 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Highlights Class C

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 10.45	$ 9.75	$9.19	$8.30	$8.89
Income from Investment
Operations
Net investment income (loss)C	(.13)	(.09)D	(.07)	(.04)	(.08)
Net realized and unrealized
gain (loss)	1.39	.79	.63	.93	(.51)
Total from investment operations	1.26	.70	.56	.89	(.59)
Net asset value, end of period	$ 11.71	$ 10.45	$9.75	$9.19	$8.30
Total ReturnA,B	12.06%	7.18%	6.09%	10.72%	(6.64)%
Ratios to Average Net AssetsE
Expenses before reductions	2.15%	2.18%	2.21%	2.32%	2.51%
Expenses net of fee waivers, if
any	2.04%	2.18%	2.21%	2.30%	2.50%
Expenses net of all reductions	2.00%	2.13%	2.04%	2.15%	2.49%
Net investment income (loss)	(1.23)%	(.87)%	(.81)%	(.43)%	(.88)%
Supplemental Data
Net assets, end of period (000
omitted)	$12,016	$11,736	$11,501	$8,594	$6,508
Portfolio turnover rate	102%	134%	205%	180%	38%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.05 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Highlights Institutional Class

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 10.96	$10.10	$9.41	$8.41	$8.92
Income from Investment
Operations
Net investment income (loss)B	(.02)	.03C	.03	.07	.01
Net realized and unrealized
gain (loss)	1.47	.83	.66	.93	(.52)
Total from investment operations	1.45	.86	.69	1.00	(.51)
Net asset value, end of period	$ 12.41	$10.96	$10.10	$9.41	$8.41
Total ReturnA	13.23%	8.51%	7.33%	11.89%	(5.72)%
Ratios to Average Net AssetsD
Expenses before reductions	98%	1.01%	1.03%	1.15%	1.54%
Expenses net of fee waivers, if
any	98%	1.01%	1.03%	1.15%	1.50%
Expenses net of all reductions	93%	.96%	.86%	1.01%	1.49%
Net investment income (loss)	(.16)%	.30%	.37%	.72%	.12%
Supplemental Data
Net assets, end of period (000
omitted)	$ 1,408	$647	$1,054	$1,229	$791
Portfolio turnover rate	102%	134%	205%	180%	38%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Investment income per share reflects a special dividend which amounted to $.05 per share.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Notes to Financial Statements

For the period ended November 30, 2005

1. Significant Accounting Policies.

Fidelity Advisor Fifty Fund (the fund) is a non diversified fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds), which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of

Annual Report

24

1. Significant Accounting Policies continued
Security Valuation continued

the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund esti mates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

25 Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, net operating losses, and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$16,312,998
Unrealized depreciation	(769,194)
Net unrealized appreciation (depreciation)	15,543,804
Undistributed long term capital gain	1,491,143

Cost for federal income tax purposes	$63,867,983

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

26

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $74,281,883 and $82,514,674, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$46,717	$82
Class T	25%	.25%	121,390	283
Class B	75%	.25%	190,396	142,841
Class C	75%	.25%	113,784	20,237
			$472,287	$163,443

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

27 Annual Report

Notes to Financial Statements continued

4. Fees and Other Transactions with Affiliates continued

Sales Load continued

For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Class A	$29,719
Class T	8,905
Class B*	61,603
Class C*	608
$100,835

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$65,856.35
Class T	91,522.38
Class B	68,110.36
Class C	40,118.35
Institutional Class	2,306.19
	$267,912

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Annual Report

28

4. Fees and Other Transactions with Affiliates continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,759 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. At period end there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $6,924.

29 Annual Report

Notes to Financial Statements continued
7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser
Class A	1.50%-1.25%*	$22,215
Class T	1.75%-1.50%*	32,642
Class B	2.25%-2.00%*	21,346
Class C	2.25%-2.00%*	12,862
		$89,065
* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $31,248 for the period.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

Annual Report

30

9. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
Years ended November 30,	2005	2004	2005	2004
Class A
Shares sold	749,485	930,098	$8,229,508	$9,556,182
Shares redeemed	(698,910)	(487,230)	(7,759,772)	(5,046,528)
Net increase (decrease)	50,575	442,868	$469,736	$4,509,654
Class T
Shares sold	738,839	723,555	$8,101,133	$7,347,762
Shares redeemed	(805,037)	(909,758)	(8,745,190)	(9,260,593)
Net increase (decrease)	(66,198)	(186,203)	$(644,057)	$(1,912,831)
Class B
Shares sold	312,756	556,397	$3,334,280	$5,588,461
Shares redeemed	(612,672)	(541,779)	(6,508,363)	(5,394,947)
Net increase (decrease)	(299,916)	14,618	$(3,174,083)	$193,514
Class C
Shares sold	256,901	348,466	$2,732,463	$3,524,586
Shares redeemed	(353,924)	(404,971)	(3,740,547)	(4,039,131)
Net increase (decrease)	(97,023)	(56,505)	$(1,008,084)	$(514,545)
Institutional Class
Shares sold	92,478	7,934	$999,047	$82,086
Shares redeemed	(38,083)	(53,230)	(442,896)	(543,219)
Net increase (decrease)	54,395	(45,296)	$556,151	$(461,133)

31 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Fifty Fund:

In our opinion, the accompanying statement of assets and liabilities, including the sched ule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Fifty Fund (a fund of Fidelity Advisor Series I) at November 30, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Fifty Fund’s management; our responsibility is to express an opinion on these financial state ments based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material mis statement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodian and brokers, provide a reason able basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts January 17, 2006

Annual Report

32

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s statement of additional information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

33 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Fifty (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Opera tions and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held vari ous financial and management positions including Chief Financial Offi cer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Annual Report

34

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). Dur ing his tenure with CIT Group Inc. Mr. Gamper served in numerous se nior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

35 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

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36

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

37 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

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38

Name, Age; Principal Occupation Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Fifty (2005 present). Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Chur chill joined Fidelity in 1993 as Vice President and Group Leader of Tax able Fixed Income Investments.

Jason L. Weiner (36)

Year of Election or Appointment: 2003

Vice President of Advisor Fifty. Mr. Weiner also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibi lities, Mr. Weiner managed a variety of Fidelity funds. Mr. Weiner also serves as Vice President of FMR and FMR Co., Inc. (2001).

Eric D. Roiter (57)

Year of Election or Appointment: 2000

Secretary of Advisor Fifty (2005 present). He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Manage ment & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Fifty. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Sec retary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Fifty. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Fifty. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Ser vices Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Fifty. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Pre viously, he served as Executive Vice President and Chief Operating Offi cer for Fidelity Investments Institutional Services Company, Inc.

(1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Fifty. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Fifty. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity In vestments Institutional Services Group (FIIS)/Fidelity Investments Institu tional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Fifty. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Temple ton Services, LLC (2000 2004).

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40

Name, Age; Principal Occupation Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Fifty. Mr. Robins also serves as Deputy Trea surer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of profes sional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Fifty. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice Presi dent of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Fifty. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Fifty. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Fifty. Mr. Osterheld also serves as Assis tant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Fifty. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Fifty. Mr. Schiavone also serves as Assis tant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schia vone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

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42

Distributions

The Board of Trustees of Fidelity Advisor Fifty Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/19/05	12/16/05	$—	$.19
	01/09/06	01/06/06	$—	$.035

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

43 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000

	# of	% of
	Votes	Votes

Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000

Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000

Annual Report 44

PROPOSAL 2
To change Fidelity Advisor Fifty
Fund from a diversified fund to a
non diversified fund.
	# of	% of
	Votes	Votes
Affirmative	29,689,484.58	68.605
Against	4,350,065.45	10.051
Abstain	2,760,816.16	6.380
Broker
Non Votes .	6,475,913.18	14.964
TOTAL	43,276,279.37	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

45 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Fifty Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

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46

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

47 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one and three year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

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48

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the third quartile for the one year period and the first quartile for the three year period. The Board also stated that the relative investment performance of Institutional Class of the fund has compared favorably to its benchmark over time, although the fund’s one year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups”

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

Annual Report 50

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small fund fee reductions”). The Board considered that, if the small fund fee reductions had been in effect in 2004, the total expenses of each of Class A, Class B, Class C and Institutional Class would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

52

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

53 Annual Report

Annual Report

54

55 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
(U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
Brown Brothers Harriman & Co.
Boston, MA

AFIFI-UANN-0106 1.786686.102

Fidelity® Advisor Growth & Income Fund - Class A, Class T, Class B and Class C

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	21	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	30	Notes to the financial statements.
Report of Independent	39
Registered Public
Accounting Firm
Trustees and Officers	40
Distributions	50
Proxy Voting Results	51
Board Approval of	52
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distribu tions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimburse ment not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Life of
	year	years	fundA
Class A (incl. 5.75% sales charge)	4.10%	0.35%	6.61%
Class T (incl. 3.50% sales charge)	6.41%	0.11%	6.65%
Class B (incl. contingent deferred
sales charge)B	4.64%	0.33%	6.70%
Class C (incl. contingent deferred
sales charge)C	8.63%	0.11%	6.52%

A From December 31, 1996.
B Class B shares’ contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 5%, 2% and 0%, respectively.
C Class C shares bear a 1.00% 12b 1 fee. The initial offering of Class C shares took place on November 3,
1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares’ 1.00% 12b 1 fee. Class C shares’ contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 1%, 0% and 0%, respectively.

5 Annual Report

5

Performance continued

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Growth & Income Fund Class T on December 31, 1996, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor’s 500SM Index (S&P 500® ) performed over the same period.

Annual Report

6

Management’s Discussion of Fund Performance

Comments from James Catudal, who became Portfolio Manager of Fidelity® Advisor Growth & Income Fund on October 31, 2005

Numerous events unfolded during the 12 month period ending November 30, 2005, that were major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index, the NASDAQ Composite® Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44%, the NASDAQ® rose 7.28% and the Dow advanced 6.07%, threatening to eclipse the 11,000 threshold for the first time since 2001.

During the past year, the fund’s Class A, Class T, Class B and Class C shares returned 10.45%, 10.27%, 9.64% and 9.63%, respectively (excluding sales charges), outpacing both the LipperSM Growth & Income Funds Average, which rose 8.51%, and the S&P 500. Stock selection, especially during the second half of the year, helped drive the fund’s strong results relative to the index. Several energy holdings performed especially well, including independent refiner Valero Energy, oil field services company Halliburton and Ultra Petroleum, an exploration and production company. The fund sold the position in Ultra Petroleum. The single most significant contributor was Internet search firm Google, which continued to surpass earnings expectations. Conversely, an overweighting in the lagging media industry hurt early in the fiscal year, driven largely by EchoStar Communications, a satellite television provider, which declined despite posting good earnings. EchoStar was eliminated from the portfolio, as was telecommunication services provider Verizon, which also had disappointed. The fund reduced its position in another poor performer during the first half of the period, Smurfit Stone Container, a producer of cardboard containers. I’d like to point out that the fund’s previous manager and I made major changes during the second half of the period in search of attractive investments.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class A
Actual	$1,000.00	$1,116.40	$5.94
HypotheticalA	$1,000.00	$1,019.45	$5.67
Class T
Actual	$1,000.00	$1,115.30	$7.05
HypotheticalA	$1,000.00	$1,018.40	$6.73
Class B
Actual	$1,000.00	$1,112.00	$10.01
HypotheticalA	$1,000.00	$1,015.59	$9.55

Annual Report	8

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class C
Actual	$1,000.00	$1,111.80	$9.79
HypotheticalA	$1,000.00	$1,015.79	$9.35
Institutional Class
Actual	$1,000.00	$1,118.00	$4.14
HypotheticalA	$1,000.00	$1,021.16	$3.95

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.12%
Class T	1.33%
Class B	1.89%
Class C	1.85%
Institutional Class	78%

9 Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Microsoft Corp.	5.1	3.4
General Electric Co.	4.0	2.5
American International Group, Inc.	2.9	2.0
Johnson & Johnson	2.3	0.0
UnitedHealth Group, Inc.	2.3	0.0
Bank of America Corp.	1.9	0.0
Exxon Mobil Corp.	1.8	3.9
Intel Corp.	1.6	0.0
Schlumberger Ltd. (NY Shares)	1.4	0.0
United Technologies Corp.	1.4	0.0
	24.7
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	19.8	5.6
Financials	19.1	19.5
Health Care	15.7	1.8
Industrials	13.4	5.1
Consumer Discretionary	9.0	24.7

Annual Report 10

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 96.6%

	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – 9.0%
Hotels, Restaurants & Leisure 1.6%
Ctrip.com International Ltd. sponsored ADR	20,000	$1,166
Kerzner International Ltd. (a)	41,000	2,665
Marriott International, Inc. Class A	56,500	3,650
Sonic Corp. (a)	164,500	4,868
Starbucks Corp. (a)	176,500	5,374
Wendy’s International, Inc.	82,200	4,174
Wynn Resorts Ltd. (a)	72,000	4,020
		25,917
Household Durables – 0.7%
Sharp Corp.	714,000	11,059
Internet & Catalog Retail 0.7%
eBay, Inc. (a)	229,000	10,261
Expedia, Inc. (a)	80,000	1,983
		12,244
Media – 2.6%
Clear Channel Communications, Inc.	87,400	2,846
E.W. Scripps Co. Class A	179,900	8,338
Lamar Advertising Co. Class A (a)	76,500	3,546
News Corp. Class A	154,200	2,284
Time Warner, Inc.	649,400	11,676
Univision Communications, Inc. Class A (a)	195,200	5,901
Walt Disney Co.	211,300	5,268
XM Satellite Radio Holdings, Inc. Class A (a)	93,100	2,724
		42,583
Multiline Retail – 0.5%
Dollar General Corp.	140,900	2,664
JCPenney Co., Inc.	40,000	2,099
Target Corp.	65,200	3,489
		8,252
Specialty Retail – 2.9%
Bed Bath & Beyond, Inc. (a)	102,800	4,385
Best Buy Co., Inc.	176,000	8,490
Chico’s FAS, Inc. (a)	21,800	962
Home Depot, Inc.	273,600	11,431
Lowe’s Companies, Inc.	81,600	5,506
PETsMART, Inc.	164,500	3,918

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – continued
Specialty Retail – continued
Staples, Inc.	318,700	$7,362
Tiffany & Co., Inc.	128,500	5,230
		47,284

TOTAL CONSUMER DISCRETIONARY		147,339

CONSUMER STAPLES 5.2%
Beverages – 0.8%
PepsiCo, Inc.	215,900	12,781
Food & Staples Retailing – 0.8%
CVS Corp.	237,900	6,428
Safeway, Inc.	82,200	1,911
Wal-Mart Stores, Inc.	110,900	5,385
		13,724
Food Products 1.0%
Bunge Ltd.	46,300	2,477
Corn Products International, Inc.	66,800	1,486
Nestle SA sponsored ADR	162,800	12,015
		15,978
Household Products – 1.4%
Colgate-Palmolive Co.	349,600	19,060
Procter & Gamble Co.	65,700	3,757
		22,817
Tobacco 1.2%
Altria Group, Inc.	264,700	19,268

TOTAL CONSUMER STAPLES		84,568

ENERGY 8.7%
Energy Equipment & Services – 4.7%
Cooper Cameron Corp. (a)	215,900	17,192
Diamond Offshore Drilling, Inc.	400	25
ENSCO International, Inc.	250,900	11,883
Halliburton Co.	304,200	19,362
Nabors Industries Ltd. (a)	1,200	84
Schlumberger Ltd. (NY Shares)	240,400	23,013

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

ENERGY – continued
Energy Equipment & Services – continued
Smith International, Inc.	2,300	$87
Weatherford International Ltd. (a)	77,100	5,359
		77,005
Oil, Gas & Consumable Fuels – 4.0%
ConocoPhillips	300,000	18,153
Exxon Mobil Corp.	510,900	29,648
Peabody Energy Corp.	72,300	5,702
Valero Energy Corp.	115,900	11,150
		64,653

TOTAL ENERGY		141,658

FINANCIALS – 19.1%
Capital Markets 4.1%
Ameriprise Financial, Inc.	138,200	5,811
Ameritrade Holding Corp. (a)	125,000	2,920
Charles Schwab Corp.	142,700	2,176
Franklin Resources, Inc.	32,100	2,981
Goldman Sachs Group, Inc.	128,500	16,571
Investors Financial Services Corp.	119,600	4,515
Merrill Lynch & Co., Inc.	214,100	14,221
Nomura Holdings, Inc. sponsored ADR	208,900	3,478
State Street Corp.	246,700	14,232
		66,905
Commercial Banks – 4.9%
Bank of America Corp.	686,000	31,481
Mitsui Trust Holdings, Inc.	125,000	1,539
Mizuho Financial Group, Inc.	200	1,410
Nishi-Nippon City Bank Ltd.	300,000	1,785
Standard Chartered PLC (United Kingdom)	245,400	5,255
Sumitomo Mitsui Financial Group, Inc.	250	2,358
Wachovia Corp.	344,700	18,407
Wells Fargo & Co.	279,900	17,592
		79,827
Consumer Finance – 0.6%
American Express Co.	122,600	6,304
Capital One Financial Corp.	55,800	4,635
		10,939

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – continued
Diversified Financial Services – 0.8%
Citigroup, Inc.	235,700	$11,443
NETeller PLC (a)	114,500	1,281
		12,724
Insurance – 6.9%
AFLAC, Inc.	56,500	2,712
American International Group, Inc.	709,030	47,604
Endurance Specialty Holdings Ltd.	66,400	2,287
Everest Re Group Ltd.	56,500	5,939
Fidelity National Financial, Inc.	195,300	7,386
Fidelity National Title Group, Inc. Class A	72,000	1,642
Hartford Financial Services Group, Inc.	135,000	11,795
National Financial Partners Corp.	94,700	4,819
PartnerRe Ltd.	27,100	1,850
Prudential Financial, Inc.	143,900	11,138
PXRE Group Ltd.	210,700	2,682
W.R. Berkley Corp.	92,300	4,303
XL Capital Ltd. Class A	123,400	8,191
		112,348
Real Estate 0.4%
Equity Residential (SBI)	123,400	5,030
Vornado Realty Trust	16,300	1,391
		6,421
Thrifts & Mortgage Finance – 1.4%
Countrywide Financial Corp.	45,400	1,580
Freddie Mac	94,300	5,889
Golden West Financial Corp., Delaware	130,100	8,429
Hudson City Bancorp, Inc.	421,500	5,020
Washington Mutual, Inc.	58,200	2,397
		23,315

TOTAL FINANCIALS		312,479

HEALTH CARE – 15.5%
Biotechnology – 3.5%
Affymetrix, Inc. (a)	237,300	11,685
Amgen, Inc. (a)	255,000	20,637
Biogen Idec, Inc. (a)	59,900	2,564
Cephalon, Inc. (a)	35,000	1,780
Genentech, Inc. (a)	500	48

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Biotechnology – continued
ImClone Systems, Inc. (a)	42,100	$1,364
Invitrogen Corp. (a)	125,800	8,385
MedImmune, Inc. (a)	61,700	2,216
Protein Design Labs, Inc. (a)	240,700	6,703
Serono SA sponsored ADR	101,000	1,851
		57,233
Health Care Equipment & Supplies – 2.6%
Alcon, Inc.	66,300	9,295
Baxter International, Inc.	206,900	8,046
Becton, Dickinson & Co.	138,400	8,059
Cooper Companies, Inc.	65,100	3,567
DJ Orthopedics, Inc. (a)	32,000	997
Fisher Scientific International, Inc. (a)	65,200	4,204
Medtronic, Inc.	142,600	7,924
Millipore Corp. (a)	1,000	64
		42,156
Health Care Providers & Services – 3.8%
Aetna, Inc.	83,500	7,723
American Healthways, Inc. (a)	30,800	1,368
American Retirement Corp. (a)	53,000	1,305
Brookdale Senior Living, Inc.	24,300	646
Covance, Inc. (a)	61,700	2,933
Emdeon Corp. (a)	134,200	1,027
Henry Schein, Inc. (a)	195,300	8,330
IMS Health, Inc.	81,500	1,993
UnitedHealth Group, Inc.	618,700	37,035
		62,360
Pharmaceuticals – 5.6%
Johnson & Johnson	604,300	37,316
Novartis AG sponsored ADR	189,100	9,909
Pfizer, Inc.	331,200	7,021
Roche Holding AG (participation certificate)	115,410	17,344
Sepracor, Inc. (a)	36,700	2,018
Teva Pharmaceutical Industries Ltd. sponsored ADR	149,100	6,095
Wyeth	287,900	11,965
		91,668

TOTAL HEALTH CARE		253,417

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – 13.4%
Aerospace & Defense – 3.3%
Aviall, Inc. (a)	216,300	$6,640
EDO Corp.	132,800	3,536
Goodrich Corp.	51,400	1,980
Honeywell International, Inc.	393,500	14,378
The Boeing Co.	77,100	5,257
United Technologies Corp.	414,800	22,333
		54,124
Air Freight & Logistics – 1.2%
Expeditors International of Washington, Inc.	66,160	4,698
FedEx Corp.	154,200	15,053
		19,751
Airlines – 0.3%
Southwest Airlines Co.	318,700	5,259
Commercial Services & Supplies – 0.2%
Aramark Corp. Class B	92,500	2,398
Robert Half International, Inc.	22,000	842
		3,240
Construction & Engineering – 0.7%
McDermott International, Inc. (a)	269,400	11,277
Electrical Equipment – 0.1%
Evergreen Solar, Inc. (a)	50,000	601
Industrial Conglomerates – 5.3%
3M Co.	203,200	15,947
General Electric Co.	1,838,800	65,682
Tyco International Ltd.	149,400	4,261
		85,890
Machinery – 1.2%
Danaher Corp.	154,200	8,558
Deere & Co.	75,500	5,236
ITT Industries, Inc.	15,400	1,675
Pentair, Inc.	113,100	4,320
		19,789
Road & Rail 1.1%
Laidlaw International, Inc.	94,600	2,045

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Road & Rail – continued
Landstar System, Inc.	46,500	$2,001
Norfolk Southern Corp.	318,700	14,099
		18,145

TOTAL INDUSTRIALS		218,076

INFORMATION TECHNOLOGY – 19.8%
Communications Equipment – 3.7%
Alcatel SA sponsored ADR (a)	184,200	2,273
Cisco Systems, Inc. (a)	804,100	14,104
Comverse Technology, Inc. (a)	79,235	2,077
Corning, Inc. (a)	740,200	14,989
Juniper Networks, Inc. (a)	226,000	5,083
Motorola, Inc.	362,900	8,742
QUALCOMM, Inc.	266,200	12,104
Research In Motion Ltd. (a)	17,200	1,045
		60,417
Computers & Peripherals – 2.5%
Apple Computer, Inc. (a)	182,900	12,404
Dell, Inc. (a)	445,400	13,433
EMC Corp. (a)	925,500	12,892
Hewlett-Packard Co.	61,700	1,831
		40,560
Electronic Equipment & Instruments – 0.7%
Agilent Technologies, Inc. (a)	267,300	9,532
Symbol Technologies, Inc.	205,600	2,350
		11,882
Internet Software & Services – 1.6%
Akamai Technologies, Inc. (a)	83,500	1,667
China Finance Online Co. Ltd. ADR (a)	58,200	337
Google, Inc. Class A (sub. vtg.) (a)	33,600	13,608
Yahoo! Japan Corp	1,163	1,407
Yahoo!, Inc. (a)	223,500	8,991
		26,010
IT Services – 1.1%
Computer Sciences Corp. (a)	30,400	1,527

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
IT Services – continued
First Data Corp.	135,200	$5,850
Paychex, Inc.	248,400	10,535
		17,912
Semiconductors & Semiconductor Equipment – 4.3%
Altera Corp. (a)	197,300	3,603
Analog Devices, Inc.	174,800	6,628
ASML Holding NV (NY Shares) (a)	308,400	5,909
Entegris, Inc. (a)	100,500	1,015
Freescale Semiconductor, Inc. Class A (a)	311,300	8,016
Intel Corp.	967,000	25,800
Lam Research Corp. (a)	118,200	4,437
Microchip Technology, Inc.	107,200	3,576
National Semiconductor Corp.	276,900	7,166
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	241,600	2,315
Teradyne, Inc. (a)	147,800	2,162
		70,627
Software 5.9%
BEA Systems, Inc. (a)	267,300	2,344
Cognos, Inc. (a)	51,400	1,719
FileNET Corp. (a)	1,100	30
Microsoft Corp.	2,995,100	83,004
Oracle Corp. (a)	236,500	2,973
Symantec Corp. (a)	249,500	4,409
TIBCO Software, Inc. (a)	185,100	1,549
		96,028

TOTAL INFORMATION TECHNOLOGY		323,436

MATERIALS 3.2%
Chemicals – 2.1%
Ashland, Inc.	185,100	10,319
Monsanto Co.	151,390	11,092
Praxair, Inc.	244,600	12,719
		34,130
Containers & Packaging – 0.2%
Smurfit-Stone Container Corp. (a)	236,500	2,996

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

MATERIALS – continued
Metals & Mining – 0.9%
Alcoa, Inc.	164,500	$4,509
Newmont Mining Corp.	213,800	9,860
		14,369

TOTAL MATERIALS		51,495

TELECOMMUNICATION SERVICES – 1.6%
Diversified Telecommunication Services – 0.7%
AT&T, Inc.	310,600	7,737
Qwest Communications International, Inc. (a)	589,100	3,087
		10,824
Wireless Telecommunication Services – 0.9%
Nextel Partners, Inc. Class A (a)	241,600	6,402
Sprint Nextel Corp.	330,882	8,285
		14,687

TOTAL TELECOMMUNICATION SERVICES		25,511

UTILITIES – 1.1%
Independent Power Producers & Energy Traders – 0.7%
TXU Corp.	113,700	11,669
Multi-Utilities – 0.4%
Public Service Enterprise Group, Inc.	108,800	6,824

TOTAL UTILITIES		18,493

TOTAL COMMON STOCKS
(Cost $1,489,352)		1,576,472

Convertible Bonds 0.2%
	Principal
	Amount (000s)

HEALTH CARE – 0.2%
Biotechnology – 0.2%
BioMarin Pharmaceutical, Inc. 3.5% 6/15/08	$2,940	2,697
TOTAL CONVERTIBLE BONDS
(Cost $2,715)		2,697

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Money Market Funds 3.2%
	Shares	Value (Note 1)
		(000s)
Fidelity Cash Central Fund, 4.08% (b)
(Cost $52,386)	52,386,309	$ 52,386
TOTAL INVESTMENT PORTFOLIO 100.0%
(Cost $1,544,453)		1,631,555

NET OTHER ASSETS – 0.0%		523
NET ASSETS 100%		$1,632,078

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
(Amounts in thousands)
Fidelity Cash Central Fund	$2,879
Fidelity Securities Lending Cash Central Fund	20
Total	$2,899

Income Tax Information

At November 30, 2005, the fund had a capital loss carryforward of approximately $48,905,000 all of which will expire on November 30, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report 20

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		November 30, 2005

Assets
Investment in securities, at value See accompanying
schedule:
Unaffiliated issuers (cost $1,492,067)	$1,579,169
Affiliated Central Funds (cost $52,386)	52,386
Total Investments (cost $1,544,453)		$1,631,555
Cash		5
Receivable for investments sold		37,265
Receivable for fund shares sold		826
Dividends receivable		2,435
Interest receivable		183
Prepaid expenses		9
Other receivables		172
Total assets		1,672,450

Liabilities
Payable for investments purchased	$31,681
Payable for fund shares redeemed	6,749
Accrued management fee	638
Distribution fees payable	599
Other affiliated payables	428
Other payables and accrued expenses	277
Total liabilities		40,372

Net Assets		$1,632,078
Net Assets consist of:
Paid in capital		$1,591,904
Undistributed net investment income		4,328
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(51,246)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		87,092
Net Assets		$1,632,078

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements continued

Statement of Assets and Liabilities continued
Amounts in thousands (except per share amounts)	November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($181,951 ÷ 10,143 shares)	$17.94
Maximum offering price per share (100/94.25 of $17.94)	$19.03
Class T:
Net Asset Value and redemption price per share
($606,650 ÷ 34,088 shares)	$17.80
Maximum offering price per share (100/96.50 of $17.80)	$18.45
Class B:
Net Asset Value and offering price per share
($231,402 ÷ 13,395 shares)A	$17.28
Class C:
Net Asset Value and offering price per share ($136,333
÷ 7,880 shares)A	$17.30
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($475,742 ÷ 26,303 shares)	$18.09

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 22

Statement of Operations
Amounts in thousands	Year ended November 30, 2005

Investment Income
Dividends		$24,949
Interest		155
Income from affiliated Central Funds		2,899
Total income		28,003

Expenses
Management fee	$8,053
Transfer agent fees	4,799
Distribution fees	8,020
Accounting and security lending fees	560
Independent trustees’ compensation	8
Custodian fees and expenses	42
Registration fees	77
Audit	53
Legal	7
Interest	12
Miscellaneous	246
Total expenses before reductions	21,877
Expense reductions	(827)	21,050

Net investment income (loss)		6,953
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	218,354
Foreign currency transactions	(121)
Total net realized gain (loss)		218,233
Change in net unrealized appreciation (depreciation) on:
Investment securities	(65,217)
Assets and liabilities in foreign currencies	(10)
Total change in net unrealized appreciation
(depreciation)		(65,227)
Net gain (loss)		153,006
Net increase (decrease) in net assets resulting from
operations		$159,959

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
		Year ended	Year ended
		November 30,	November 30,
Amounts in thousands		2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$6,953	$11,512
Net realized gain (loss)		218,233	55,630
Change in net unrealized appreciation (depreciation) .		(65,227)	47,013
Net increase (decrease) in net assets resulting
from operations		159,959	114,155
Distributions to shareholders from net investment income	.	(13,627)	(4,187)
Share transactions - net increase (decrease)		(343,333)	(67,939)
Total increase (decrease) in net assets		(197,001)	42,029

Net Assets
Beginning of period		1,829,079	1,787,050
End of period (including undistributed net investment
income of $4,328 and undistributed net investment
income of $11,134, respectively)		$1,632,078	$1,829,079

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights Class A
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 16.41	$ 15.42	$ 13.83	$ 15.94	$ 17.57
Income from Investment
Operations
Net investment income
(loss)C	10	.15F	.08	.09E	.06
Net realized and unreal-
ized gain (loss)	1.60	.91	1.60	(2.20)E	(1.69)
Total from investment
operations	1.70	1.06	1.68	(2.11)	(1.63)
Distributions from net
investment income	(.17)	(.07)	(.09)	—	—
Net asset value, end of
period	$ 17.94	$ 16.41	$ 15.42	$ 13.83	$ 15.94
Total ReturnA,B	10.45%	6.86%	12.25%	(13.24)%	(9.28)%
Ratios to Average Net AssetsD
Expenses before
reductions	1.10%	1.10%	1.09%	1.10%	1.03%
Expenses net of fee waiv-
ers, if any	1.10%	1.10%	1.09%	1.10%	1.03%
Expenses net of all
reductions	1.05%	1.09%	1.08%	1.06%	1.00%
Net investment income
(loss)	59%	.92%	.57%	.62%E	.39%
Supplemental Data
Net assets, end of period
(in millions)	$ 182	$ 160	$ 144	$ 120	$ 166
Portfolio turnover rate	187%	25%	21%	93%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
F Investment income per share reflects a special dividend which amounted to $.06 per share.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights Class T
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 16.26	$ 15.29	$ 13.71	$ 15.84	$ 17.50
Income from Investment
Operations
Net investment income
(loss)C	06	.11F	.05	.06E	.03
Net realized and unreal-
ized gain (loss)	1.60	.90	1.58	(2.19)E	(1.69)
Total from investment
operations	1.66	1.01	1.63	(2.13)	(1.66)
Distributions from net
investment income	(.12)	(.04)	(.05)	—	—
Net asset value, end of
period	$ 17.80	$ 16.26	$ 15.29	$ 13.71	$ 15.84
Total ReturnA,B	10.27%	6.58%	11.95%	(13.45)%	(9.49)%
Ratios to Average Net AssetsD
Expenses before
reductions	1.32%	1.32%	1.32%	1.33%	1.26%
Expenses net of fee waiv-
ers, if any	1.32%	1.32%	1.32%	1.33%	1.26%
Expenses net of all
reductions	1.27%	1.32%	1.31%	1.29%	1.24%
Net investment income
(loss)	37%	.69%	.35%	.39%E	.16%
Supplemental Data
Net assets, end of period
(in millions)	$ 607	$ 792	$ 878	$ 788	$ 1,070
Portfolio turnover rate	187%	25%	21%	93%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
F Investment income per share reflects a special dividend which amounted to $.06 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights Class B
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 15.78	$ 14.88	$ 13.36	$ 15.52	$ 17.24
Income from Investment
Operations
Net investment income
(loss)C	(.03)	.02F	(.03)	(.02)E	(.06)
Net realized and unreal-
ized gain (loss)	1.55	.88	1.55	(2.14)E	(1.66)
Total from investment
operations	1.52	.90	1.52	(2.16)	(1.72)
Distributions from net
investment income	(.02)	—	—	—	—
Net asset value, end of
period	$ 17.28	$ 15.78	$ 14.88	$ 13.36	$ 15.52
Total ReturnA,B	9.64%	6.05%	11.38%	(13.92)%	(9.98)%
Ratios to Average Net AssetsD
Expenses before
reductions	1.87%	1.88%	1.85%	1.85%	1.78%
Expenses net of fee waiv-
ers, if any	1.87%	1.88%	1.85%	1.85%	1.78%
Expenses net of all
reductions	1.83%	1.87%	1.85%	1.81%	1.76%
Net investment income
(loss)	(.19)%	.14%	(.19)%	(.13)%E	(.37)%
Supplemental Data
Net assets, end of period
(in millions)	$ 231	$ 322	$ 372	$ 365	$ 523
Portfolio turnover rate	187%	25%	21%	93%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
F Investment income per share reflects a special dividend which amounted to $.06 per share.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights Class C
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 15.81	$ 14.90	$ 13.38	$ 15.53	$ 17.24
Income from Investment
Operations
Net investment income
(loss)C	(.02)	.03F	(.02)	(.01)E	(.05)
Net realized and unreal-
ized gain (loss)	1.54	.88	1.54	(2.14)E	(1.66)
Total from investment
operations	1.52	.91	1.52	(2.15)	(1.71)
Distributions from net
investment income	(.03)	—	—	—	—
Net asset value, end of
period	$ 17.30	$ 15.81	$ 14.90	$ 13.38	$ 15.53
Total ReturnA,B	9.63%	6.11%	11.36%	(13.84)%	(9.92)%
Ratios to Average Net AssetsD
Expenses before reduc-
tions	1.84%	1.83%	1.82%	1.82%	1.75%
Expenses net of fee waiv-
ers, if any	1.84%	1.83%	1.82%	1.82%	1.75%
Expenses net of all
reductions	1.79%	1.83%	1.81%	1.78%	1.73%
Net investment income
(loss)	(.15)%	.18%	(.16)%	(.10)%E	(.33)%
Supplemental Data
Net assets, end of period
(in millions)	$ 136	$ 174	$ 202	$ 194	$ 281
Portfolio turnover rate	187%	25%	21%	93%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
F Investment income per share reflects a special dividend which amounted to $.06 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Financial Highlights Institutional Class
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 16.54	$ 15.55	$ 13.96	$ 16.08	$ 17.66
Income from Investment
Operations
Net investment income
(loss)B	16	.20E	.13	.14D	.12
Net realized and unreal-
ized gain (loss)	1.62	.92	1.61	(2.21)D	(1.70)
Total from investment
operations	1.78	1.12	1.74	(2.07)	(1.58)
Distributions from net
investment income	(.23)	(.13)	(.15)	(.05)	—
Net asset value, end of
period	$ 18.09	$ 16.54	$ 15.55	$ 13.96	$ 16.08
Total ReturnA	10.89%	7.21%	12.64%	(12.95)%	(8.95)%
Ratios to Average Net AssetsC
Expenses before
reductions	74%	.78%	.72%	.73%	.69%
Expenses net of fee waiv-
ers, if any	74%	.78%	.72%	.73%	.69%
Expenses net of all
reductions	69%	.77%	.72%	.69%	.67%
Net investment income
(loss)	94%	1.24%	.94%	.98%D	.72%
Supplemental Data
Net assets, end of period
(in millions)	$ 476	$ 381	$ 191	$ 104	$ 98
Portfolio turnover rate	187%	25%	21%	93%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
D Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
E Investment income per share reflects a special dividend which amounted to $.06 per share.

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Notes to Financial Statements

For the period ended November 30, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Growth & Income Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is regis tered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds), which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

30

1. Significant Accounting Policies continued
Security Valuation continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties markets, reviewing developments in foreign markets and evaluating the perfor mance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes

31 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)
1. Significant Accounting Policies continued
Investment Transactions and Income continued

coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, market dis count, capital loss carryforwards and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$101,418
Unrealized depreciation	(16,643)
Net unrealized appreciation (depreciation)	84,775
Undistributed ordinary income	4,303
Capital loss carryforward	(48,905)

Cost for federal income tax purposes	$1,546,780

The tax character of distributions paid was as follows:
	November 30, 2005	November 30, 2004
Ordinary Income	$13,627	$4,187

Annual Report

32

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $3,000,295 and $3,227,978, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .47% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the

33 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)
4. Fees and Other Transactions with Affiliates continued
Distribution and Service Plan continued

Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$421	$5
Class T	25%	.25%	3,396	14
Class B	75%	.25%	2,712	2,035
Class C	75%	.25%	1,491	72
			$8,020	$2,126

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$62
Class T	42
Class B*	590
Class C*	8
$702

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

34

4. Fees and Other Transactions with Affiliates continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$541.32
Class T	1,940.29
Class B	934.34
Class C	455.31
Institutional Class	929.21

	$4,799

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $49 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:

35 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

			Interest Earned
	Average Daily	Weighted Average	(included in		Interest
Borrower or Lender	Loan Balance	Interest Rate	interest income)		Expense
Borrower	$14,097	3.27%	—	$		12

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. At period end there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $20.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $822 for the period. In addition, through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $1. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

		Transfer Agent
		expense reduction
Class A		$1
Class C		3
		$4

Annual Report	36

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended November 30,	2005	2004
From net investment income
Class A	$1,684	$602
Class T	5,759	1,999
Class B	403	—
Class C	324	—
Institutional Class	5,457	1,586
Total	$13,627	$4,187

37 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

10. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
Years ended November 30,	2005	2004	2005	2004
Class A
Shares sold	4,631	3,629	$77,097	$57,927
Reinvestment of distributions	92	35	1,518	550
Shares redeemed	(4,330)	(3,237)	(72,162)	(51,593)
Net increase (decrease)	393	427	$6,453	$6,884
Class T
Shares sold	5,879	8,187	$96,958	$129,689
Reinvestment of distributions	334	121	5,485	1,893
Shares redeemed	(20,812)	(17,059)	(343,125)	(269,873)
Net increase (decrease)	(14,599)	(8,751)	$(240,682)	$(138,291)
Class B
Shares sold	651	1,378	$10,434	$21,259
Reinvestment of distributions	21		335
Shares redeemed	(7,699)	(5,959)	(123,647)	(91,608)
Net increase (decrease)	(7,027)	(4,581)	$(112,878)	$(70,349)
Class C
Shares sold	697	1,348	$11,185	$20,834
Reinvestment of distributions	17		272
Shares redeemed	(3,835)	(3,903)	(61,574)	(60,088)
Net increase (decrease)	(3,121)	(2,555)	$(50,117)	$(39,254)
Institutional Class
Shares sold	11,167	14,632	$185,192	$234,995
Reinvestment of distributions	221	72	3,663	1,136
Shares redeemed	(8,135)	(3,927)	(134,964)	(63,060)
Net increase (decrease)	3,253	10,777	$53,891	$173,071

Annual Report	38

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth & Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of November 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth & Income Fund as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts January 17, 2006

39 Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s statement of additional information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Annual Report

40

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Growth & Income (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR

(2005 present). Previously, Mr. Jonas served as President of Fidelity En terprise Operations and Risk Services (2004 2005), Chief Administra tive Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). Dur ing his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Annual Report

42

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Annual Report

44

Name, Age; Principal Occupation William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Growth & Income (2005 present). Mr. Chur chill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

James F. Catudal (44)

Year of Election or Appointment: 2005

Vice president and manager of Advisor Growth & Income. Mr. Catudal also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Catudal managed a variety of Fidelity funds. Mr. Catudal also serves as Vice President of FMR (2002) and FMR Co. Inc., (2002).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Growth & Income (2005 present). He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Sec retary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Sec retary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Growth & Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice Presi dent and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Growth & Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Invest ments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Annual Report

46

Name, Age; Principal Occupation Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Growth & Income. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Growth & Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Op erating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Growth & Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Ac counting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Growth & Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice Presi dent of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Ser vices (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Growth & Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an em ployee of FMR (2004). Before joining Fidelity Investments, Ms. Monas terio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Growth & Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Man ager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Growth & Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1996

Assistant Treasurer of Advisor Growth & Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Growth & Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Growth & Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Growth & Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Annual Report

48

Name, Age; Principal Occupation Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Growth & Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Invest ments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

49 Annual Report

Distributions

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Class A, Class T, Class B and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

50

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000
Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000

	# of	% of
	Votes	Votes

Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Growth & Income Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Annual Report

52

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

54

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the fourth quartile for the one and five year periods and the third quartile for the three year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time. The Board considered that the variations in perfor mance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund’s disappointing performance.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups”

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 22% means that 78% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

Annual Report 56

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institu tional Class ranked below its competitive median for 2004, and the total expenses of Class T ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the

Annual Report

58

group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

59 Annual Report

Annual Report

60

61 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
JPMorgan Chase Bank
New York, NY

AGAI UANN-0106 1.786687.102

Fidelity® Advisor Growth & Income Fund - Institutional Class

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	10	A complete list of the fund’s investments
		with their market values.
Financial Statements	20	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	29	Notes to the financial statements.
Report of Independent	38
Registered Public
Accounting Firm
Trustees and Officers	39
Distributions	49
Proxy Voting Results	50
Board Approval of	51
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimburse ment not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Life of
	year	years	fundA
Institutional Class	10.89%	1.20%	7.67%
A From December 31, 1996.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Growth & Income Fund Institutional Class on December 31, 1996, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor’s 500SM Index (S&P 500® ) performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from James Catudal, who became Portfolio Manager of Fidelity® Advisor Growth & Income Fund on October 31, 2005

Numerous events unfolded during the 12 month period ending November 30, 2005, that were major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index, the NASDAQ Composite® Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44%, the NASDAQ® rose 7.28% and the Dow advanced 6.07%, threatening to eclipse the 11,000 threshold for the first time since 2001.

During the past year, the fund’s Institutional Class shares returned 10.89%, outpacing both the LipperSM Growth & Income Funds Average, which rose 8.51%, and the S&P 500. Stock selection, especially during the second half of the year, helped drive the fund’s strong results relative to the index. Several energy holdings performed especially well, including independent refiner Valero Energy, oil field services company Halliburton and Ultra Petroleum, an exploration and production company. The fund sold the position in Ultra Petroleum. The single most significant contributor was Internet search firm Google, which continued to surpass earnings expectations. Conversely, an overweighting in the lagging media industry hurt early in the fiscal year, driven largely by EchoStar Communications, a satellite television provider, which declined despite posting good earnings. EchoStar was eliminated from the portfolio, as was telecommunication services provider Verizon, which also had disappointed. The fund reduced its position in another poor performer during the first half of the period, Smurfit Stone Container, a producer of cardboard containers. I’d like to point out that the fund’s previous manager and I made major changes during the second half of the period in search of attractive investments.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class A
Actual	$1,000.00	$1,116.40	$5.94
HypotheticalA	$1,000.00	$1,019.45	$5.67
Class T
Actual	$1,000.00	$1,115.30	$7.05
HypotheticalA	$1,000.00	$1,018.40	$6.73
Class B
Actual	$1,000.00	$1,112.00	$10.01
HypotheticalA	$1,000.00	$1,015.59	$9.55

	7		Annual Report

Shareholder Expense Example continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class C
Actual	$1,000.00	$1,111.80	$9.79
HypotheticalA	$1,000.00	$1,015.79	$9.35
Institutional Class
Actual	$1,000.00	$1,118.00	$4.14
HypotheticalA	$1,000.00	$1,021.16	$3.95

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.12%
Class T	1.33%
Class B	1.89%
Class C	1.85%
Institutional Class	78%

Annual Report

8

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Microsoft Corp.	5.1	3.4
General Electric Co.	4.0	2.5
American International Group, Inc.	2.9	2.0
Johnson & Johnson	2.3	0.0
UnitedHealth Group, Inc.	2.3	0.0
Bank of America Corp.	1.9	0.0
Exxon Mobil Corp.	1.8	3.9
Intel Corp.	1.6	0.0
Schlumberger Ltd. (NY Shares)	1.4	0.0
United Technologies Corp.	1.4	0.0
	24.7
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	19.8	5.6
Financials	19.1	19.5
Health Care	15.7	1.8
Industrials	13.4	5.1
Consumer Discretionary	9.0	24.7

9 Annual Report

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 96.6%

	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – 9.0%
Hotels, Restaurants & Leisure 1.6%
Ctrip.com International Ltd. sponsored ADR	20,000	$1,166
Kerzner International Ltd. (a)	41,000	2,665
Marriott International, Inc. Class A	56,500	3,650
Sonic Corp. (a)	164,500	4,868
Starbucks Corp. (a)	176,500	5,374
Wendy’s International, Inc.	82,200	4,174
Wynn Resorts Ltd. (a)	72,000	4,020
		25,917
Household Durables – 0.7%
Sharp Corp.	714,000	11,059
Internet & Catalog Retail 0.7%
eBay, Inc. (a)	229,000	10,261
Expedia, Inc. (a)	80,000	1,983
		12,244
Media – 2.6%
Clear Channel Communications, Inc.	87,400	2,846
E.W. Scripps Co. Class A	179,900	8,338
Lamar Advertising Co. Class A (a)	76,500	3,546
News Corp. Class A	154,200	2,284
Time Warner, Inc.	649,400	11,676
Univision Communications, Inc. Class A (a)	195,200	5,901
Walt Disney Co.	211,300	5,268
XM Satellite Radio Holdings, Inc. Class A (a)	93,100	2,724
		42,583
Multiline Retail – 0.5%
Dollar General Corp.	140,900	2,664
JCPenney Co., Inc.	40,000	2,099
Target Corp.	65,200	3,489
		8,252
Specialty Retail – 2.9%
Bed Bath & Beyond, Inc. (a)	102,800	4,385
Best Buy Co., Inc.	176,000	8,490
Chico’s FAS, Inc. (a)	21,800	962
Home Depot, Inc.	273,600	11,431
Lowe’s Companies, Inc.	81,600	5,506
PETsMART, Inc.	164,500	3,918

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – continued
Specialty Retail – continued
Staples, Inc.	318,700	$7,362
Tiffany & Co., Inc.	128,500	5,230
		47,284

TOTAL CONSUMER DISCRETIONARY		147,339

CONSUMER STAPLES 5.2%
Beverages – 0.8%
PepsiCo, Inc.	215,900	12,781
Food & Staples Retailing – 0.8%
CVS Corp.	237,900	6,428
Safeway, Inc.	82,200	1,911
Wal-Mart Stores, Inc.	110,900	5,385
		13,724
Food Products 1.0%
Bunge Ltd.	46,300	2,477
Corn Products International, Inc.	66,800	1,486
Nestle SA sponsored ADR	162,800	12,015
		15,978
Household Products – 1.4%
Colgate-Palmolive Co.	349,600	19,060
Procter & Gamble Co.	65,700	3,757
		22,817
Tobacco 1.2%
Altria Group, Inc.	264,700	19,268

TOTAL CONSUMER STAPLES		84,568

ENERGY 8.7%
Energy Equipment & Services – 4.7%
Cooper Cameron Corp. (a)	215,900	17,192
Diamond Offshore Drilling, Inc.	400	25
ENSCO International, Inc.	250,900	11,883
Halliburton Co.	304,200	19,362
Nabors Industries Ltd. (a)	1,200	84
Schlumberger Ltd. (NY Shares)	240,400	23,013

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

ENERGY – continued
Energy Equipment & Services – continued
Smith International, Inc.	2,300	$87
Weatherford International Ltd. (a)	77,100	5,359
		77,005
Oil, Gas & Consumable Fuels – 4.0%
ConocoPhillips	300,000	18,153
Exxon Mobil Corp.	510,900	29,648
Peabody Energy Corp.	72,300	5,702
Valero Energy Corp.	115,900	11,150
		64,653

TOTAL ENERGY		141,658

FINANCIALS – 19.1%
Capital Markets 4.1%
Ameriprise Financial, Inc.	138,200	5,811
Ameritrade Holding Corp. (a)	125,000	2,920
Charles Schwab Corp.	142,700	2,176
Franklin Resources, Inc.	32,100	2,981
Goldman Sachs Group, Inc.	128,500	16,571
Investors Financial Services Corp.	119,600	4,515
Merrill Lynch & Co., Inc.	214,100	14,221
Nomura Holdings, Inc. sponsored ADR	208,900	3,478
State Street Corp.	246,700	14,232
		66,905
Commercial Banks – 4.9%
Bank of America Corp.	686,000	31,481
Mitsui Trust Holdings, Inc.	125,000	1,539
Mizuho Financial Group, Inc.	200	1,410
Nishi-Nippon City Bank Ltd.	300,000	1,785
Standard Chartered PLC (United Kingdom)	245,400	5,255
Sumitomo Mitsui Financial Group, Inc.	250	2,358
Wachovia Corp.	344,700	18,407
Wells Fargo & Co.	279,900	17,592
		79,827
Consumer Finance – 0.6%
American Express Co.	122,600	6,304
Capital One Financial Corp.	55,800	4,635
		10,939
See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – continued
Diversified Financial Services – 0.8%
Citigroup, Inc.	235,700	$11,443
NETeller PLC (a)	114,500	1,281
		12,724
Insurance – 6.9%
AFLAC, Inc.	56,500	2,712
American International Group, Inc.	709,030	47,604
Endurance Specialty Holdings Ltd.	66,400	2,287
Everest Re Group Ltd.	56,500	5,939
Fidelity National Financial, Inc.	195,300	7,386
Fidelity National Title Group, Inc. Class A	72,000	1,642
Hartford Financial Services Group, Inc.	135,000	11,795
National Financial Partners Corp.	94,700	4,819
PartnerRe Ltd.	27,100	1,850
Prudential Financial, Inc.	143,900	11,138
PXRE Group Ltd.	210,700	2,682
W.R. Berkley Corp.	92,300	4,303
XL Capital Ltd. Class A	123,400	8,191
		112,348
Real Estate 0.4%
Equity Residential (SBI)	123,400	5,030
Vornado Realty Trust	16,300	1,391
		6,421
Thrifts & Mortgage Finance – 1.4%
Countrywide Financial Corp.	45,400	1,580
Freddie Mac	94,300	5,889
Golden West Financial Corp., Delaware	130,100	8,429
Hudson City Bancorp, Inc.	421,500	5,020
Washington Mutual, Inc.	58,200	2,397
		23,315

TOTAL FINANCIALS		312,479

HEALTH CARE – 15.5%
Biotechnology – 3.5%
Affymetrix, Inc. (a)	237,300	11,685
Amgen, Inc. (a)	255,000	20,637
Biogen Idec, Inc. (a)	59,900	2,564
Cephalon, Inc. (a)	35,000	1,780
Genentech, Inc. (a)	500	48

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Biotechnology – continued
ImClone Systems, Inc. (a)	42,100	$1,364
Invitrogen Corp. (a)	125,800	8,385
MedImmune, Inc. (a)	61,700	2,216
Protein Design Labs, Inc. (a)	240,700	6,703
Serono SA sponsored ADR	101,000	1,851
		57,233
Health Care Equipment & Supplies – 2.6%
Alcon, Inc.	66,300	9,295
Baxter International, Inc.	206,900	8,046
Becton, Dickinson & Co.	138,400	8,059
Cooper Companies, Inc.	65,100	3,567
DJ Orthopedics, Inc. (a)	32,000	997
Fisher Scientific International, Inc. (a)	65,200	4,204
Medtronic, Inc.	142,600	7,924
Millipore Corp. (a)	1,000	64
		42,156
Health Care Providers & Services – 3.8%
Aetna, Inc.	83,500	7,723
American Healthways, Inc. (a)	30,800	1,368
American Retirement Corp. (a)	53,000	1,305
Brookdale Senior Living, Inc.	24,300	646
Covance, Inc. (a)	61,700	2,933
Emdeon Corp. (a)	134,200	1,027
Henry Schein, Inc. (a)	195,300	8,330
IMS Health, Inc.	81,500	1,993
UnitedHealth Group, Inc.	618,700	37,035
		62,360
Pharmaceuticals – 5.6%
Johnson & Johnson	604,300	37,316
Novartis AG sponsored ADR	189,100	9,909
Pfizer, Inc.	331,200	7,021
Roche Holding AG (participation certificate)	115,410	17,344
Sepracor, Inc. (a)	36,700	2,018
Teva Pharmaceutical Industries Ltd. sponsored ADR	149,100	6,095
Wyeth	287,900	11,965
		91,668

TOTAL HEALTH CARE		253,417

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – 13.4%
Aerospace & Defense – 3.3%
Aviall, Inc. (a)	216,300	$6,640
EDO Corp.	132,800	3,536
Goodrich Corp.	51,400	1,980
Honeywell International, Inc.	393,500	14,378
The Boeing Co.	77,100	5,257
United Technologies Corp.	414,800	22,333
		54,124
Air Freight & Logistics – 1.2%
Expeditors International of Washington, Inc.	66,160	4,698
FedEx Corp.	154,200	15,053
		19,751
Airlines – 0.3%
Southwest Airlines Co.	318,700	5,259
Commercial Services & Supplies – 0.2%
Aramark Corp. Class B	92,500	2,398
Robert Half International, Inc.	22,000	842
		3,240
Construction & Engineering – 0.7%
McDermott International, Inc. (a)	269,400	11,277
Electrical Equipment – 0.1%
Evergreen Solar, Inc. (a)	50,000	601
Industrial Conglomerates – 5.3%
3M Co.	203,200	15,947
General Electric Co.	1,838,800	65,682
Tyco International Ltd.	149,400	4,261
		85,890
Machinery – 1.2%
Danaher Corp.	154,200	8,558
Deere & Co.	75,500	5,236
ITT Industries, Inc.	15,400	1,675
Pentair, Inc.	113,100	4,320
		19,789
Road & Rail 1.1%
Laidlaw International, Inc.	94,600	2,045

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Road & Rail – continued
Landstar System, Inc.	46,500	$2,001
Norfolk Southern Corp.	318,700	14,099
		18,145

TOTAL INDUSTRIALS		218,076

INFORMATION TECHNOLOGY – 19.8%
Communications Equipment – 3.7%
Alcatel SA sponsored ADR (a)	184,200	2,273
Cisco Systems, Inc. (a)	804,100	14,104
Comverse Technology, Inc. (a)	79,235	2,077
Corning, Inc. (a)	740,200	14,989
Juniper Networks, Inc. (a)	226,000	5,083
Motorola, Inc.	362,900	8,742
QUALCOMM, Inc.	266,200	12,104
Research In Motion Ltd. (a)	17,200	1,045
		60,417
Computers & Peripherals – 2.5%
Apple Computer, Inc. (a)	182,900	12,404
Dell, Inc. (a)	445,400	13,433
EMC Corp. (a)	925,500	12,892
Hewlett-Packard Co.	61,700	1,831
		40,560
Electronic Equipment & Instruments – 0.7%
Agilent Technologies, Inc. (a)	267,300	9,532
Symbol Technologies, Inc.	205,600	2,350
		11,882
Internet Software & Services – 1.6%
Akamai Technologies, Inc. (a)	83,500	1,667
China Finance Online Co. Ltd. ADR (a)	58,200	337
Google, Inc. Class A (sub. vtg.) (a)	33,600	13,608
Yahoo! Japan Corp	1,163	1,407
Yahoo!, Inc. (a)	223,500	8,991
		26,010
IT Services – 1.1%
Computer Sciences Corp. (a)	30,400	1,527

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
IT Services – continued
First Data Corp.	135,200	$5,850
Paychex, Inc.	248,400	10,535
		17,912
Semiconductors & Semiconductor Equipment – 4.3%
Altera Corp. (a)	197,300	3,603
Analog Devices, Inc.	174,800	6,628
ASML Holding NV (NY Shares) (a)	308,400	5,909
Entegris, Inc. (a)	100,500	1,015
Freescale Semiconductor, Inc. Class A (a)	311,300	8,016
Intel Corp.	967,000	25,800
Lam Research Corp. (a)	118,200	4,437
Microchip Technology, Inc.	107,200	3,576
National Semiconductor Corp.	276,900	7,166
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	241,600	2,315
Teradyne, Inc. (a)	147,800	2,162
		70,627
Software 5.9%
BEA Systems, Inc. (a)	267,300	2,344
Cognos, Inc. (a)	51,400	1,719
FileNET Corp. (a)	1,100	30
Microsoft Corp.	2,995,100	83,004
Oracle Corp. (a)	236,500	2,973
Symantec Corp. (a)	249,500	4,409
TIBCO Software, Inc. (a)	185,100	1,549
		96,028

TOTAL INFORMATION TECHNOLOGY		323,436

MATERIALS 3.2%
Chemicals – 2.1%
Ashland, Inc.	185,100	10,319
Monsanto Co.	151,390	11,092
Praxair, Inc.	244,600	12,719
		34,130
Containers & Packaging – 0.2%
Smurfit-Stone Container Corp. (a)	236,500	2,996

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

MATERIALS – continued
Metals & Mining – 0.9%
Alcoa, Inc.	164,500	$4,509
Newmont Mining Corp.	213,800	9,860
		14,369

TOTAL MATERIALS		51,495

TELECOMMUNICATION SERVICES – 1.6%
Diversified Telecommunication Services – 0.7%
AT&T, Inc.	310,600	7,737
Qwest Communications International, Inc. (a)	589,100	3,087
		10,824
Wireless Telecommunication Services – 0.9%
Nextel Partners, Inc. Class A (a)	241,600	6,402
Sprint Nextel Corp.	330,882	8,285
		14,687

TOTAL TELECOMMUNICATION SERVICES		25,511

UTILITIES – 1.1%
Independent Power Producers & Energy Traders – 0.7%
TXU Corp.	113,700	11,669
Multi-Utilities – 0.4%
Public Service Enterprise Group, Inc.	108,800	6,824

TOTAL UTILITIES		18,493

TOTAL COMMON STOCKS
(Cost $1,489,352)		1,576,472

Convertible Bonds 0.2%
	Principal
	Amount (000s)

HEALTH CARE – 0.2%
Biotechnology – 0.2%
BioMarin Pharmaceutical, Inc. 3.5% 6/15/08	$2,940	2,697
TOTAL CONVERTIBLE BONDS
(Cost $2,715)		2,697

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Money Market Funds 3.2%
	Shares	Value (Note 1)
		(000s)
Fidelity Cash Central Fund, 4.08% (b)
(Cost $52,386)	52,386,309	$ 52,386
TOTAL INVESTMENT PORTFOLIO 100.0%
(Cost $1,544,453)		1,631,555

NET OTHER ASSETS – 0.0%		523
NET ASSETS 100%		$ 1,632,078

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
(Amounts in thousands)
Fidelity Cash Central Fund	$2,879
Fidelity Securities Lending Cash Central Fund	20
Total	$2,899

Income Tax Information

At November 30, 2005, the fund had a capital loss carryforward of approximately $48,905,000 all of which will expire on November 30, 2010.

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		November 30, 2005

Assets
Investment in securities, at value See accompanying
schedule:
Unaffiliated issuers (cost $1,492,067)	$1,579,169
Affiliated Central Funds (cost $52,386)	52,386
Total Investments (cost $1,544,453)		$1,631,555
Cash		5
Receivable for investments sold		37,265
Receivable for fund shares sold		826
Dividends receivable		2,435
Interest receivable		183
Prepaid expenses		9
Other receivables		172
Total assets		1,672,450

Liabilities
Payable for investments purchased	$31,681
Payable for fund shares redeemed	6,749
Accrued management fee	638
Distribution fees payable	599
Other affiliated payables	428
Other payables and accrued expenses	277
Total liabilities		40,372

Net Assets		$1,632,078
Net Assets consist of:
Paid in capital		$1,591,904
Undistributed net investment income		4,328
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(51,246)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		87,092
Net Assets		$1,632,078

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Statement of Assets and Liabilities continued
Amounts in thousands (except per share amounts)	November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($181,951 ÷ 10,143 shares)	$17.94

Maximum offering price per share (100/94.25 of $17.94)	$19.03
Class T:
Net Asset Value and redemption price per share
($606,650 ÷ 34,088 shares)	$17.80

Maximum offering price per share (100/96.50 of $17.80)	$18.45
Class B:
Net Asset Value and offering price per share
($231,402 ÷ 13,395 shares)A	$17.28

Class C:
Net Asset Value and offering price per share ($136,333
÷ 7,880 shares)A	$17.30

Institutional Class:
Net Asset Value, offering price and redemption price per
share ($475,742 ÷ 26,303 shares)	$18.09

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements continued

Statement of Operations
Amounts in thousands	Year ended November 30, 2005

Investment Income
Dividends		$24,949
Interest		155
Income from affiliated Central Funds		2,899
Total income		28,003

Expenses
Management fee	$8,053
Transfer agent fees	4,799
Distribution fees	8,020
Accounting and security lending fees	560
Independent trustees’ compensation	8
Custodian fees and expenses	42
Registration fees	77
Audit	53
Legal	7
Interest	12
Miscellaneous	246
Total expenses before reductions	21,877
Expense reductions	(827)	21,050

Net investment income (loss)		6,953
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	218,354
Foreign currency transactions	(121)
Total net realized gain (loss)		218,233
Change in net unrealized appreciation (depreciation) on:
Investment securities	(65,217)
Assets and liabilities in foreign currencies	(10)
Total change in net unrealized appreciation
(depreciation)		(65,227)
Net gain (loss)		153,006
Net increase (decrease) in net assets resulting from
operations		$159,959

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Statement of Changes in Net Assets
		Year ended	Year ended
		November 30,	November 30,
Amounts in thousands		2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$6,953	$11,512
Net realized gain (loss)		218,233	55,630
Change in net unrealized appreciation (depreciation) .		(65,227)	47,013
Net increase (decrease) in net assets resulting
from operations		159,959	114,155
Distributions to shareholders from net investment income	.	(13,627)	(4,187)
Share transactions - net increase (decrease)		(343,333)	(67,939)
Total increase (decrease) in net assets		(197,001)	42,029

Net Assets
Beginning of period		1,829,079	1,787,050
End of period (including undistributed net investment
income of $4,328 and undistributed net investment
income of $11,134, respectively)		$1,632,078	$1,829,079

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights Class A
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 16.41	$ 15.42	$ 13.83	$ 15.94	$ 17.57
Income from Investment
Operations
Net investment income
(loss)C	10	.15F	.08	.09E	.06
Net realized and unreal-
ized gain (loss)	1.60	.91	1.60	(2.20)E	(1.69)
Total from investment
operations	1.70	1.06	1.68	(2.11)	(1.63)
Distributions from net
investment income	(.17)	(.07)	(.09)	—	—
Net asset value, end of
period	$ 17.94	$ 16.41	$ 15.42	$ 13.83	$ 15.94
Total ReturnA,B	10.45%	6.86%	12.25%	(13.24)%	(9.28)%
Ratios to Average Net AssetsD
Expenses before
reductions	1.10%	1.10%	1.09%	1.10%	1.03%
Expenses net of fee waiv-
ers, if any	1.10%	1.10%	1.09%	1.10%	1.03%
Expenses net of all
reductions	1.05%	1.09%	1.08%	1.06%	1.00%
Net investment income
(loss)	59%	.92%	.57%	.62%E	.39%
Supplemental Data
Net assets, end of period
(in millions)	$ 182	$ 160	$ 144	$ 120	$ 166
Portfolio turnover rate	187%	25%	21%	93%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
F Investment income per share reflects a special dividend which amounted to $.06 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights Class T
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 16.26	$ 15.29	$ 13.71	$ 15.84	$ 17.50
Income from Investment
Operations
Net investment income
(loss)C	06	.11F	.05	.06E	.03
Net realized and unreal-
ized gain (loss)	1.60	.90	1.58	(2.19)E	(1.69)
Total from investment
operations	1.66	1.01	1.63	(2.13)	(1.66)
Distributions from net
investment income	(.12)	(.04)	(.05)	—	—
Net asset value, end of
period	$ 17.80	$ 16.26	$ 15.29	$ 13.71	$ 15.84
Total ReturnA,B	10.27%	6.58%	11.95%	(13.45)%	(9.49)%
Ratios to Average Net AssetsD
Expenses before
reductions	1.32%	1.32%	1.32%	1.33%	1.26%
Expenses net of fee waiv-
ers, if any	1.32%	1.32%	1.32%	1.33%	1.26%
Expenses net of all
reductions	1.27%	1.32%	1.31%	1.29%	1.24%
Net investment income
(loss)	37%	.69%	.35%	.39%E	.16%
Supplemental Data
Net assets, end of period
(in millions)	$ 607	$ 792	$ 878	$ 788	$ 1,070
Portfolio turnover rate	187%	25%	21%	93%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
F Investment income per share reflects a special dividend which amounted to $.06 per share.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights Class B
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 15.78	$ 14.88	$ 13.36	$ 15.52	$ 17.24
Income from Investment
Operations
Net investment income
(loss)C	(.03)	.02F	(.03)	(.02)E	(.06)
Net realized and unreal-
ized gain (loss)	1.55	.88	1.55	(2.14)E	(1.66)
Total from investment
operations	1.52	.90	1.52	(2.16)	(1.72)
Distributions from net
investment income	(.02)	—	—	—	—
Net asset value, end of
period	$ 17.28	$ 15.78	$ 14.88	$ 13.36	$ 15.52
Total ReturnA,B	9.64%	6.05%	11.38%	(13.92)%	(9.98)%
Ratios to Average Net AssetsD
Expenses before
reductions	1.87%	1.88%	1.85%	1.85%	1.78%
Expenses net of fee waiv-
ers, if any	1.87%	1.88%	1.85%	1.85%	1.78%
Expenses net of all
reductions	1.83%	1.87%	1.85%	1.81%	1.76%
Net investment income
(loss)	(.19)%	.14%	(.19)%	(.13)%E	(.37)%
Supplemental Data
Net assets, end of period
(in millions)	$ 231	$ 322	$ 372	$ 365	$ 523
Portfolio turnover rate	187%	25%	21%	93%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
F Investment income per share reflects a special dividend which amounted to $.06 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights Class C
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 15.81	$ 14.90	$ 13.38	$ 15.53	$ 17.24
Income from Investment
Operations
Net investment income
(loss)C	(.02)	.03F	(.02)	(.01)E	(.05)
Net realized and unreal-
ized gain (loss)	1.54	.88	1.54	(2.14)E	(1.66)
Total from investment
operations	1.52	.91	1.52	(2.15)	(1.71)
Distributions from net
investment income	(.03)	—	—	—	—
Net asset value, end of
period	$ 17.30	$ 15.81	$ 14.90	$ 13.38	$ 15.53
Total ReturnA,B	9.63%	6.11%	11.36%	(13.84)%	(9.92)%
Ratios to Average Net AssetsD
Expenses before reduc-
tions	1.84%	1.83%	1.82%	1.82%	1.75%
Expenses net of fee waiv-
ers, if any	1.84%	1.83%	1.82%	1.82%	1.75%
Expenses net of all
reductions	1.79%	1.83%	1.81%	1.78%	1.73%
Net investment income
(loss)	(.15)%	.18%	(.16)%	(.10)%E	(.33)%
Supplemental Data
Net assets, end of period
(in millions)	$ 136	$ 174	$ 202	$ 194	$ 281
Portfolio turnover rate	187%	25%	21%	93%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
F Investment income per share reflects a special dividend which amounted to $.06 per share.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights Institutional Class
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 16.54	$ 15.55	$ 13.96	$ 16.08	$ 17.66
Income from Investment
Operations
Net investment income
(loss)B	16	.20E	.13	.14D	.12
Net realized and unreal-
ized gain (loss)	1.62	.92	1.61	(2.21)D	(1.70)
Total from investment
operations	1.78	1.12	1.74	(2.07)	(1.58)
Distributions from net
investment income	(.23)	(.13)	(.15)	(.05)	—
Net asset value, end of
period	$ 18.09	$ 16.54	$ 15.55	$ 13.96	$ 16.08
Total ReturnA	10.89%	7.21%	12.64%	(12.95)%	(8.95)%
Ratios to Average Net AssetsC
Expenses before
reductions	74%	.78%	.72%	.73%	.69%
Expenses net of fee waiv-
ers, if any	74%	.78%	.72%	.73%	.69%
Expenses net of all
reductions	69%	.77%	.72%	.69%	.67%
Net investment income
(loss)	94%	1.24%	.94%	.98%D	.72%
Supplemental Data
Net assets, end of period
(in millions)	$ 476	$ 381	$ 191	$ 104	$ 98
Portfolio turnover rate	187%	25%	21%	93%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
D Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
E Investment income per share reflects a special dividend which amounted to $.06 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Notes to Financial Statements

For the period ended November 30, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Growth & Income Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is regis tered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds), which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

29 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)
1. Significant Accounting Policies continued
Security Valuation continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties markets, reviewing developments in foreign markets and evaluating the perfor mance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes

Annual Report

30

1. Significant Accounting Policies continued

Investment Transactions and Income continued

coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, market dis count, capital loss carryforwards and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$101,418
Unrealized depreciation	(16,643)
Net unrealized appreciation (depreciation)	84,775
Undistributed ordinary income	4,303
Capital loss carryforward	(48,905)

Cost for federal income tax purposes	$1,546,780

The tax character of distributions paid was as follows:
	November 30, 2005	November 30, 2004
Ordinary Income	$13,627	$4,187

31 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $3,000,295 and $3,227,978, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .47% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the

Annual Report

32

4. Fees and Other Transactions with Affiliates continued
Distribution and Service Plan continued

Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$421	$5
Class T	25%	.25%	3,396	14
Class B	75%	.25%	2,712	2,035
Class C	75%	.25%	1,491	72
			$8,020	$2,126

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$62
Class T	42
Class B*	590
Class C*	8
$702

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

33 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$541.32
Class T	1,940.29
Class B	934.34
Class C	455.31
Institutional Class	929.21

	$4,799

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $49 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:

Annual Report

34

			Interest Earned
	Average Daily	Weighted Average	(included in		Interest
Borrower or Lender	Loan Balance	Interest Rate	interest income)		Expense

Borrower	$14,097	3.27%	—	$	12

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. At period end there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $20.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $822 for the period. In addition, through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $1. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

		Transfer Agent
		expense reduction
Class A		$1
Class C		3
		$4

	35		Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended November 30,	2005	2004
From net investment income
Class A	$1,684	$602
Class T	5,759	1,999
Class B	403	—
Class C	324	—
Institutional Class	5,457	1,586
Total	$13,627	$4,187

Annual Report

36

10. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
Years ended November 30,	2005	2004	2005	2004
Class A
Shares sold	4,631	3,629	$77,097	$57,927
Reinvestment of distributions	92	35	1,518	550
Shares redeemed	(4,330)	(3,237)	(72,162)	(51,593)
Net increase (decrease)	393	427	$6,453	$6,884
Class T
Shares sold	5,879	8,187	$96,958	$129,689
Reinvestment of distributions	334	121	5,485	1,893
Shares redeemed	(20,812)	(17,059)	(343,125)	(269,873)
Net increase (decrease)	(14,599)	(8,751)	$(240,682)	$(138,291)
Class B
Shares sold	651	1,378	$10,434	$21,259
Reinvestment of distributions	21		335
Shares redeemed	(7,699)	(5,959)	(123,647)	(91,608)
Net increase (decrease)	(7,027)	(4,581)	$(112,878)	$(70,349)
Class C
Shares sold	697	1,348	$11,185	$20,834
Reinvestment of distributions	17		272
Shares redeemed	(3,835)	(3,903)	(61,574)	(60,088)
Net increase (decrease)	(3,121)	(2,555)	$(50,117)	$(39,254)
Institutional Class
Shares sold	11,167	14,632	$185,192	$234,995
Reinvestment of distributions	221	72	3,663	1,136
Shares redeemed	(8,135)	(3,927)	(134,964)	(63,060)
Net increase (decrease)	3,253	10,777	$53,891	$173,071

37 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth & Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of November 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth & Income Fund as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts January 17, 2006

Annual Report 38

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s statement of additional information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Growth & Income (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR

(2005 present). Previously, Mr. Jonas served as President of Fidelity En terprise Operations and Risk Services (2004 2005), Chief Administra tive Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Annual Report

40

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). Dur ing his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Annual Report

42

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Annual Report

44

Name, Age; Principal Occupation Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Growth & Income (2005 present). Mr. Chur chill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

James F. Catudal (44)

Year of Election or Appointment: 2005

Vice president and manager of Advisor Growth & Income. Mr. Catudal also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Catudal managed a variety of Fidelity funds. Mr. Catudal also serves as Vice President of FMR (2002) and FMR Co. Inc., (2002).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Growth & Income (2005 present). He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Sec retary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Sec retary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Growth & Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice Presi dent and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Growth & Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Invest ments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Growth & Income. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Growth & Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Op erating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Growth & Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Ac counting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Growth & Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice Presi dent of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Ser vices (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Growth & Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an em ployee of FMR (2004). Before joining Fidelity Investments, Ms. Monas terio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Annual Report

46

Name, Age; Principal Occupation Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Growth & Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Man ager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Growth & Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1996

Assistant Treasurer of Advisor Growth & Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Growth & Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Growth & Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Growth & Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Growth & Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Invest ments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

Annual Report

48

Distributions

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

49 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000
Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000

	# of	% of
	Votes	Votes

Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

Annual Report 50

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Growth & Income Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

Annual Report

52

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the fourth quartile for the one and five year periods and the third quartile for the three year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time. The Board considered that the variations in perfor mance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund’s disappointing performance.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups”

Annual Report

54

of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 22% means that 78% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institu tional Class ranked below its competitive median for 2004, and the total expenses of Class T ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost

Annual Report

56

allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

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58

59 Annual Report

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60

61 Annual Report

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63 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
JPMorgan Chase Bank
New York, NY

AGAII-UANN-0106 1.786688.102

Fidelity® Advisor Growth Opportunities Fund - Class A, Class T, Class B and Class C

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	20	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	29	Notes to the financial statements.
Report of Independent	38
Registered Public
Accounting Firm
Trustees and Officers	39
Distributions	49
Proxy Voting Results	50
Board Approval of	51
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Past 10
	year	years	years
Class A (incl. 5.75% sales charge)A	5.65%	1.15%	4.41%
Class T (incl. 3.50% sales charge)	8.01%	0.82%	4.52%
Class B (incl. contingent deferred
sales charge)B	6.25%	1.13%	4.47%
Class C (incl. contingent deferred
sales charge)C	10.23%	0.72%	4.36%

A Class A’s 12b 1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class’s average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A’s 12b 1 plan cur rently authorizes a 0.25% 12b 1 fee. The initial offering of Class A shares took place on September 3,
1996. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect a
0.50% 12b 1 fee (0.65% prior to January 1, 1996).

B Class B shares bear a 1.00% 12b 1 fee. The initial offering of Class B shares took place on March 3,
1997. Returns prior to March 3, 1997 are those of Class T, the original class of the fund, and reflect a
0.50% 12b 1 fee (0.65% prior to January 1, 1996). Had Class B shares’ 12b 1 fee been reflected, re turns prior to March 3, 1997 would have been lower. Class B shares’ contingent deferred sales charges included in the past one year, past five year and past 10 year total return figures are 5%,
2%, and 0%, respectively.

C Class C shares bear a 1.00% 12b 1 fee. The initial offering of Class C shares took place on November 3,
1997. Returns between March 3, 1997 and November 3, 1997 are those of Class B and reflect Class B shares’ 1.00% 12b 1 fee. Returns prior to March 3, 1997 are those of Class T, the original class of the fund, and reflect a 0.50% 12b 1 fee (0.65% prior to January 1, 1996). Had Class C shares’ 12b 1 fee been re flected, returns prior to March 3, 1997 would have been lower. Class C shares’ contingent deferred sales charge included in the past one year, past five year and past 10 year total return figures are 1%, 0%, and 0%, respectively.

5 Annual Report 5

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Growth Oppor tunities Fund Class T on November 30, 1995, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor’s 500SM Index, performed over the same period.

Annual Report

6

Management’s Discussion of Fund Performance

Comments from John Porter, who became Portfolio Manager of Fidelity® Advisor Growth Opportunities Fund on September 19, 2005

Numerous events unfolded during the 12 month period ending November 30, 2005, that were major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index, the NASDAQ Composite® Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44%, the NASDAQ® rose 7.28% and the Dow advanced 6.07%, threatening to eclipse the 11,000 threshold for the first time since 2001.

During the past year, the fund’s Class A, Class T, Class B and Class C shares returned 12.10%, 11.93%, 11.25% and 11.23%, respectively (excluding sales charges), beating the S&P 500 and the LipperSM Growth Funds Average, which gained 9.91% . Strong stock selection drove the fund’s outperformance, contributing significantly to its return relative to the index, led by technology stocks Google and Yahoo!, two large fund holdings. Both stocks benefited from strong growth in Internet advertising. In consumer discretionary an area I added to considerably retailers such as eBay contributed to returns as well, when its core online auction business regained momentum. Sizable positions in energy services companies Halliburton and Schlumberger performed well in the high oil price environ ment, while some good picks in health care and consumer staples also contributed. On the other hand, several technology hardware and equipment stocks detracted from relative performance, including Juniper Networks and Network Appliance. Canada based Research In Motion, the manufacturer of the BlackBerry wireless communications device, also was weak due to concerns that alleged patent violations might cause the product’s withdrawal from the U.S. market. Symantec, the desktop security software giant, stumbled in response to a merger announcement with VERITAS that was not well received by the market. Elsewhere, weak results in industrials and in consumer durables and apparel also hurt.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class A
Actual	$1,000.00	$1,099.60	$5.95
HypotheticalA	$1,000.00	$1,019.40	$5.72
Class T
Actual	$1,000.00	$1,098.90	$6.63
HypotheticalA	$1,000.00	$1,018.75	$6.38
Class B
Actual	$1,000.00	$1,095.40	$9.72
HypotheticalA	$1,000.00	$1,015.79	$9.35

Annual Report	8

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class C
Actual	$1,000.00	$1,095.20	$9.82
HypotheticalA	$1,000.00	$1,015.69	$9.45
Institutional Class
Actual	$1,000.00	$1,101.10	$4.11
HypotheticalA	$1,000.00	$1,021.16	$3.95

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.13%
Class T	1.26%
Class B	1.85%
Class C	1.87%
Institutional Class	78%

9 Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Google, Inc. Class A (sub. vtg.)	7.6	1.7
eBay, Inc.	5.4	0.0
Yahoo!, Inc.	5.0	1.3
UnitedHealth Group, Inc.	4.4	1.2
Sprint Nextel Corp.	4.1	0.0
General Electric Co.	3.0	4.9
Halliburton Co.	2.8	1.1
KB Home	2.6	0.0
D.R. Horton, Inc.	2.0	0.0
Altria Group, Inc.	1.8	1.7
	38.7
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	29.4	21.1
Consumer Discretionary	25.1	15.7
Health Care	12.6	12.6
Energy	10.1	7.3
Financials	9.3	14.6

Annual Report 10

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 100.3%

	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – 25.1%
Automobiles – 0.1%
Harley Davidson, Inc.	43,000	$2,316
Diversified Consumer Services – 0.1%
Apollo Group, Inc. Class A (a)	43,000	3,062
Hotels, Restaurants & Leisure 2.5%
Carnival Corp. unit	150,200	8,184
Harrah’s Entertainment, Inc.	64,400	4,385
Hilton Hotels Corp.	143,230	3,140
Las Vegas Sands Corp.	945,800	39,449
Sportingbet PLC	1,290,800	7,937
Starbucks Corp. (a)	128,600	3,916
Starwood Hotels & Resorts Worldwide, Inc. unit	173,000	10,467
Wynn Resorts Ltd. (a)(d)	407,200	22,734
		100,212
Household Durables – 7.9%
D.R. Horton, Inc.	2,296,053	81,372
Garmin Ltd. (d)	171,700	9,461
Harman International Industries, Inc.	165,600	16,146
KB Home	1,513,200	105,576
Lennar Corp. Class A	85,700	4,943
Pulte Homes, Inc.	970,400	40,398
Ryland Group, Inc.	150,100	10,738
Toll Brothers, Inc. (a)	1,501,300	51,645
		320,279
Internet & Catalog Retail 5.4%
eBay, Inc. (a)	4,919,200	220,429
Media – 4.5%
Central European Media Enterprises Ltd. Class A (a)	21,500	1,163
Getty Images, Inc. (a)	45,700	4,172
Lamar Advertising Co. Class A (a)	42,900	1,988
Martha Stewart Living Omnimedia, Inc. Class A (a)(d)	34,493	694
McGraw Hill Companies, Inc.	411,965	21,855
Omnicom Group, Inc.	474,600	40,132
Univision Communications, Inc. Class A (a)	1,648,400	49,831
Walt Disney Co.	1,635,200	40,766
XM Satellite Radio Holdings, Inc. Class A (a)	672,900	19,689
		180,290
Multiline Retail – 1.0%
Federated Department Stores, Inc.	108,300	6,978
Nordstrom, Inc.	171,900	6,340

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – continued
Multiline Retail – continued
Sears Holdings Corp. (a)	94,100	$10,823
Target Corp.	300,400	16,074
		40,215
Specialty Retail – 3.5%
Best Buy Co., Inc.	866,200	41,785
Chico’s FAS, Inc. (a)	531,000	23,422
Circuit City Stores, Inc.	1,371,500	28,705
Dick’s Sporting Goods, Inc. (a)	64,300	2,258
Home Depot, Inc.	136,350	5,697
Lowe’s Companies, Inc.	74,900	5,054
Staples, Inc.	998,754	23,071
Urban Outfitters, Inc. (a)	360,400	11,122
		141,114
Textiles, Apparel & Luxury Goods – 0.1%
Coach, Inc. (a)	172,000	5,922
Under Armour, Inc. Class A	3,400	77
		5,999

TOTAL CONSUMER DISCRETIONARY		1,013,916

CONSUMER STAPLES 2.7%
Food & Staples Retailing – 0.7%
CVS Corp.	418,700	11,313
Wal-Mart Stores, Inc.	286,390	13,907
Walgreen Co.	86,000	3,928
		29,148
Food Products 0.2%
Nestle SA sponsored ADR	86,100	6,354
Tobacco 1.8%
Altria Group, Inc.	1,022,480	74,426

TOTAL CONSUMER STAPLES		109,928

ENERGY 10.1%
Energy Equipment & Services – 6.7%
Baker Hughes, Inc.	646,400	37,071
BJ Services Co.	771,500	28,275
GlobalSantaFe Corp.	86,000	3,901
Grant Prideco, Inc. (a)	85,800	3,294

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

ENERGY – continued
Energy Equipment & Services – continued
Halliburton Co.	1,788,200	$113,819
National Oilwell Varco, Inc. (a)	174,600	10,584
Schlumberger Ltd. (NY Shares)	624,100	59,745
Transocean, Inc. (a)	236,000	15,066
		271,755
Oil, Gas & Consumable Fuels – 3.4%
Amerada Hess Corp.	17,200	2,107
Anadarko Petroleum Corp	43,000	3,896
Apache Corp.	86,100	5,621
BP PLC sponsored ADR	139,556	9,188
Burlington Resources, Inc.	86,000	6,214
ConocoPhillips	257,200	15,563
Exxon Mobil Corp.	844,200	48,989
Plains Exploration & Production Co. (a)	172,200	7,301
Total SA sponsored ADR	43,000	5,362
Valero Energy Corp.	321,600	30,938
		135,179

TOTAL ENERGY		406,934

FINANCIALS – 9.3%
Capital Markets 2.9%
Ameritrade Holding Corp. (a)	985,790	23,028
Calamos Asset Management, Inc. Class A	86,000	2,331
Charles Schwab Corp.	215,100	3,280
E*TRADE Financial Corp. (a)	590,800	11,532
Federated Investors, Inc. Class B (non-vtg.)	86,100	3,146
Goldman Sachs Group, Inc.	138,600	17,874
Lazard Ltd. Class A	303,800	9,509
Merrill Lynch & Co., Inc.	621,800	41,300
UBS AG (NY Shares)	77,400	7,115
		119,115
Commercial Banks – 1.4%
Bank of America Corp.	667,600	30,636
Standard Chartered PLC (United Kingdom)	215,100	4,606
Wachovia Corp.	181,000	9,665
Wells Fargo & Co.	164,300	10,326
		55,233

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – continued
Consumer Finance – 0.4%
American Express Co.	354,100	$18,208
Diversified Financial Services – 0.7%
Chicago Mercantile Exchange Holdings, Inc. Class A	25,700	9,102
IntercontinentalExchange, Inc.	63,300	2,045
JPMorgan Chase & Co.	172,100	6,583
NETeller PLC (a)	858,400	9,606
		27,336
Insurance – 3.5%
ACE Ltd.	519,970	28,858
AFLAC, Inc.	387,400	18,595
American International Group, Inc.	812,028	54,520
Aspen Insurance Holdings Ltd.	175,700	4,398
Axis Capital Holdings Ltd.	137,700	4,170
Genworth Financial, Inc. Class A (non-vtg.)	688,100	23,705
Montpelier Re Holdings Ltd.	300,900	5,907
		140,153
Real Estate 0.1%
The St. Joe Co.	42,900	2,849
Thrifts & Mortgage Finance – 0.3%
Countrywide Financial Corp.	214,400	7,463
Fannie Mae	29,300	1,408
Golden West Financial Corp., Delaware	86,100	5,578
		14,449

TOTAL FINANCIALS		377,343

HEALTH CARE – 12.6%
Biotechnology – 1.5%
Amgen, Inc. (a)	206,900	16,744
Genentech, Inc. (a)	230,900	22,079
Gilead Sciences, Inc. (a)	257,400	13,048
ImClone Systems, Inc. (a)	107,321	3,478
MedImmune, Inc. (a)	171,500	6,159
		61,508
Health Care Equipment & Supplies – 2.5%
Alcon, Inc.	125,000	17,525
Becton, Dickinson & Co.	490,500	28,562

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Health Care Equipment & Supplies – continued
C.R. Bard, Inc.	602,400	$39,078
Kinetic Concepts, Inc. (a)	407,700	15,880
		101,045
Health Care Providers & Services – 5.2%
Aetna, Inc.	43,000	3,977
PacifiCare Health Systems, Inc. (a)	86,000	7,399
UnitedHealth Group, Inc.	2,978,200	178,275
WebMD Health Corp. Class A	27,300	723
WellPoint, Inc. (a)	249,000	19,131
		209,505
Pharmaceuticals – 3.4%
Allergan, Inc.	172,300	17,230
Johnson & Johnson	858,900	53,037
Novartis AG sponsored ADR	258,200	13,530
Pfizer, Inc.	280,168	5,940
Roche Holding AG (participation certificate)	86,097	12,939
Sepracor, Inc. (a)	215,200	11,832
Wyeth	568,100	23,610
		138,118

TOTAL HEALTH CARE		510,176

INDUSTRIALS – 5.3%
Aerospace & Defense – 0.4%
Honeywell International, Inc.	419,400	15,325
Air Freight & Logistics – 0.3%
FedEx Corp.	124,400	12,144
Commercial Services & Supplies – 0.3%
Robert Half International, Inc.	276,600	10,583
Construction & Engineering – 0.8%
Fluor Corp.	440,500	32,641
Electrical Equipment – 0.3%
ABB Ltd. sponsored ADR (a)	1,291,300	11,299
Rockwell Automation, Inc.	42,900	2,421
		13,720
Industrial Conglomerates – 3.0%
General Electric Co.	3,348,450	119,607

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Road & Rail 0.2%
Burlington Northern Santa Fe Corp.	64,300	$4,255
Laidlaw International, Inc.	215,200	4,653
		8,908

TOTAL INDUSTRIALS		212,928

INFORMATION TECHNOLOGY – 29.4%
Communications Equipment – 6.2%
F5 Networks, Inc. (a)	91,800	4,850
Juniper Networks, Inc. (a)	2,032,750	45,717
Motorola, Inc.	1,550,100	37,342
Nokia Corp. sponsored ADR	1,873,700	32,003
QUALCOMM, Inc.	1,310,600	59,593
Research In Motion Ltd. (a)	1,191,300	72,370
		251,875
Computers & Peripherals – 2.9%
Apple Computer, Inc. (a)	676,900	45,907
Dell, Inc. (a)	149,400	4,506
EMC Corp. (a)	2,071,600	28,857
Network Appliance, Inc. (a)	1,227,800	35,754
		115,024
Electronic Equipment & Instruments – 0.0%
Sunpower Corp. Class A	3,300	83
Internet Software & Services – 13.4%
Google, Inc. Class A (sub. vtg.) (a)	758,500	307,183
NetEase.com, Inc. sponsored ADR (a)(d)	85,800	4,889
Yahoo! Japan Corp	21,761	26,333
Yahoo!, Inc. (a)	5,014,300	201,725
		540,130
IT Services – 0.9%
Alliance Data Systems Corp. (a)	85,700	3,305
First Data Corp.	771,900	33,400
		36,705
Semiconductors & Semiconductor Equipment – 3.4%
Altera Corp. (a)	430,300	7,857
Analog Devices, Inc.	621,200	23,556
Freescale Semiconductor, Inc. Class B (a)	662,875	17,102
Intel Corp.	874,790	23,339

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Semiconductors & Semiconductor Equipment – continued
Linear Technology Corp.	172,100	$6,421
Marvell Technology Group Ltd. (a)	302,300	16,790
National Semiconductor Corp.	898,500	23,253
NVIDIA Corp. (a)	86,000	3,111
Texas Instruments, Inc.	501,800	16,298
		137,727
Software 2.6%
Activision, Inc. (a)	1,115,033	14,841
Autodesk, Inc. (a)	257,200	10,730
Microsoft Corp.	1,496,900	41,479
Symantec Corp. (a)	2,199,481	38,865
		105,915

TOTAL INFORMATION TECHNOLOGY		1,187,459

MATERIALS 1.5%
Chemicals – 1.5%
Chemtura Corp.	258,300	3,113
Lyondell Chemical Co.	171,900	4,371
Monsanto Co.	133,500	9,782
Praxair, Inc.	860,500	44,746
		62,012

TELECOMMUNICATION SERVICES – 4.1%
Wireless Telecommunication Services – 4.1%
Sprint Nextel Corp.	6,541,900	163,809

UTILITIES – 0.2%
Electric Utilities – 0.2%
Exelon Corp.	172,100	8,956
TOTAL COMMON STOCKS
(Cost $3,616,654)		4,053,461

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Money Market Funds 0.6%
	Shares	Value (Note 1)
		(000s)
Fidelity Securities Lending Cash Central Fund, 4.09% (b)(c)
(Cost $22,457)	22,457,030	$22,457
TOTAL INVESTMENT PORTFOLIO 100.9%
(Cost $3,639,111)		4,075,918

NET OTHER ASSETS – (0.9)%		(36,780)
NET ASSETS 100%		$4,039,138

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

See accompanying notes which are an integral part of the financial statements.

Annual Report 18

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Income received
Fund	(Amounts in thousands)
Fidelity Cash Central Fund	$1,067
Fidelity Securities Lending Cash Central Fund	3,292
Total	$4,359

Other Affiliated Issuers

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

	Value,				Value,
Affiliate	beginning of		Sales	Dividend	end of
(Amounts in thousands)	period	Purchases	Proceeds	Income	period
Martha Stewart Living
Omnimedia, Inc.
Class A	$14,444	$34,531	$51,971	$—	$—
Total	$14,444	$34,531	$51,971	$—	$—

Income Tax Information

At November 30, 2005, the fund had a capital loss carryforward of approximately $726,301,000 all of which will expire on November 30, 2010.

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		November 30, 2005

Assets
Investment in securities, at value (including securities
loaned of $21,491) See accompanying schedule:
Unaffiliated issuers (cost $3,616,654)	$4,053,461
Affiliated Central Funds (cost $22,457)	22,457
Total Investments (cost $3,639,111)		$4,075,918
Receivable for investments sold		64,519
Receivable for fund shares sold		1,292
Dividends receivable		2,861
Interest receivable		12
Prepaid expenses		23
Other affiliated receivables		140
Other receivables		829
Total assets		4,145,594

Liabilities
Payable to custodian bank	$3,995
Payable for investments purchased	49,853
Payable for fund shares redeemed	24,779
Accrued management fee	1,846
Distribution fees payable	1,689
Other affiliated payables	1,222
Other payables and accrued expenses	615
Collateral on securities loaned, at value	22,457
Total liabilities		106,456

Net Assets		$4,039,138
Net Assets consist of:
Paid in capital		$4,353,396
Undistributed net investment income		2,019
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(753,084)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		436,807
Net Assets		$4,039,138

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Statement of Assets and Liabilities continued
Amounts in thousands (except per share amounts)	November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($365,090 ÷ 11,173 shares)	$32.68
Maximum offering price per share (100/94.25 of $32.68)	$34.67
Class T:
Net Asset Value and redemption price per share
($3,132,015 ÷ 94,603 shares)	$33.11
Maximum offering price per share (100/96.50 of $33.11)	$34.31
Class B:
Net Asset Value and offering price per share
($270,852 ÷ 8,483 shares)A	$31.93
Class C:
Net Asset Value and offering price per share
($94,424 ÷ 2,942.1 shares)A	$32.09
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($176,757 ÷ 5,319 shares)	$33.23
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements continued

Statement of Operations
Amounts in thousands	Year ended November 30, 2005

Investment Income
Dividends		$52,181
Interest		38
Income from affiliated Central Funds (including $3,292
from security lending)		4,359
Total income		56,578

Expenses
Management fee
Basic fee	$24,547
Performance adjustment	(4,694)
Transfer agent fees	11,065
Distribution fees	21,889
Accounting and security lending fees	1,121
Independent trustees’ compensation	20
Appreciation in deferred trustee compensation account	23
Custodian fees and expenses	80
Registration fees	90
Audit	72
Legal	29
Interest	15
Miscellaneous	770
Total expenses before reductions	55,027
Expense reductions	(2,195)	52,832

Net investment income (loss)		3,746
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	549,345
Other affiliated issuers	6,121
Foreign currency transactions	31
Total net realized gain (loss)		555,497
Change in net unrealized appreciation (depreciation) on
investment securities		(93,208)
Net gain (loss)		462,289
Net increase (decrease) in net assets resulting from
operations		$466,035

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Statement of Changes in Net Assets
		Year ended	Year ended
		November 30,	November 30,
Amounts in thousands		2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$3,746	$14,579
Net realized gain (loss)		555,497	527,238
Change in net unrealized appreciation (depreciation) .		(93,208)	(105,910)
Net increase (decrease) in net assets resulting
from operations		466,035	435,907
Distributions to shareholders from net investment income	.	(15,004)	(9,528)
Share transactions - net increase (decrease)		(1,343,793)	(1,313,513)
Total increase (decrease) in net assets		(892,762)	(887,134)

Net Assets
Beginning of period		4,931,900	5,819,034
End of period (including undistributed net investment
income of $2,019 and undistributed net investment
income of $13,264, respectively)		$4,039,138	$4,931,900

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights Class A
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 29.33	$ 27.09	$ 23.61	$ 28.39	$ 37.41
Income from Investment
Operations
Net investment income
(loss)C	08	.12D	.10	.14	.20
Net realized and unreal-
ized gain (loss)	3.45	2.20	3.55	(4.66)	(5.26)
Total from investment
operations	3.53	2.32	3.65	(4.52)	(5.06)
Distributions from net
investment income	(.18)	(.08)	(.17)	(.26)	—
Distributions from net
realized gain	—	—	—	—	(3.96)
Total distributions	(.18)	(.08)	(.17)	(.26)	(3.96)
Net asset value, end of
period	$ 32.68	$ 29.33	$ 27.09	$ 23.61	$ 28.39
Total ReturnA,B	12.10%	8.59%	15.61%	(16.06)%	(15.23)%
Ratios to Average Net AssetsE
Expenses before
reductions	1.12%	1.15%	1.00%	.77%	.78%
Expenses net of fee
waivers, if any	1.12%	1.15%	1.00%	.77%	.78%
Expenses net of all
reductions	1.07%	1.13%	.96%	.73%	.75%
Net investment income
(loss)	25%	.44%	.41%	.57%	.67%
Supplemental Data
Net assets, end of period
(in millions)	$ 365	$ 270	$ 219	$ 202	$ 320
Portfolio turnover rate	110%	61%	59%	55%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.08 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights Class T
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 29.67	$ 27.40	$ 23.85	$ 28.64	$ 37.76
Income from Investment
Operations
Net investment income
(loss)C	04	.09D	.07	.11	.16
Net realized and unreal-
ized gain (loss)	3.49	2.22	3.60	(4.71)	(5.32)
Total from investment
operations	3.53	2.31	3.67	(4.60)	(5.16)
Distributions from net
investment income	(.09)	(.04)	(.12)	(.19)	—
Distributions from net
realized gain	—	—	—	—	(3.96)
Total distributions	(.09)	(.04)	(.12)	(.19)	(3.96)
Net asset value, end of
period	$ 33.11	$ 29.67	$ 27.40	$ 23.85	$ 28.64
Total ReturnA,B	11.93%	8.44%	15.50%	(16.16)%	(15.37)%
Ratios to Average Net AssetsE
Expenses before
reductions	1.25%	1.29%	1.12%	.90%	.93%
Expenses net of fee
waivers, if any	1.25%	1.29%	1.12%	.90%	.93%
Expenses net of all
reductions	1.20%	1.26%	1.09%	.86%	.90%
Net investment income
(loss)	12%	.31%	.28%	.44%	.52%
Supplemental Data
Net assets, end of period
(in millions)	$ 3,132	$ 3,786	$ 4,578	$ 4,878	$ 8,136
Portfolio turnover rate	110%	61%	59%	55%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.08 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights Class B
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 28.70	$ 26.65	$ 23.24	$ 27.91	$ 37.11
Income from Investment
Operations
Net investment income
(loss)C	(.15)	(.11)D	(.10)	(.06)	(.04)
Net realized and unreal-
ized gain (loss)	3.38	2.16	3.51	(4.61)	(5.20)
Total from investment
operations	3.23	2.05	3.41	(4.67)	(5.24)
Distributions from net
realized gain	—	—	—	—	(3.96)
Net asset value, end of
period	$ 31.93	$ 28.70	$ 26.65	$ 23.24	$ 27.91
Total ReturnA,B	11.25%	7.69%	14.67%	(16.73)%	(15.91)%
Ratios to Average Net AssetsE
Expenses before
reductions	1.86%	1.98%	1.81%	1.57%	1.57%
Expenses net of fee
waivers, if any	1.86%	1.98%	1.81%	1.57%	1.57%
Expenses net of all
reductions	1.81%	1.96%	1.77%	1.53%	1.54%
Net investment income
(loss)	(.50)%	(.39)%	(.41)%	(.24)%	(.13)%
Supplemental Data
Net assets, end of period
(in millions)	$ 271	$ 451	$ 582	$ 598	$ 939
Portfolio turnover rate	110%	61%	59%	55%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.07 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights Class C
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 28.85	$ 26.75	$ 23.32	$ 27.99	$ 37.19
Income from Investment
Operations
Net investment income
(loss)C	(.15)	(.09)D	(.09)	(.05)	(.03)
Net realized and unreal-
ized gain (loss)	3.39	2.19	3.52	(4.62)	(5.21)
Total from investment
operations	3.24	2.10	3.43	(4.67)	(5.24)
Distributions from net
realized gain	—	—	—	—	(3.96)
Net asset value, end of
period	$ 32.09	$ 28.85	$ 26.75	$ 23.32	$ 27.99
Total ReturnA,B	11.23%	7.85%	14.71%	(16.68)%	(15.87)%
Ratios to Average Net AssetsE
Expenses before
reductions	1.86%	1.93%	1.77%	1.53%	1.53%
Expenses net of fee
waivers, if any	1.86%	1.93%	1.77%	1.53%	1.53%
Expenses net of all
reductions	1.81%	1.90%	1.74%	1.49%	1.50%
Net investment income
(loss)	(.49)%	(.33)%	(.37)%	(.20)%	(.08)%
Supplemental Data
Net assets, end of period
(in millions)	$ 94	$ 114	$ 131	$ 142	$ 232
Portfolio turnover rate	110%	61%	59%	55%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.07 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights Institutional Class
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 29.78	$ 27.51	$ 24.00	$ 28.87	$ 37.85
Income from Investment
Operations
Net investment income
(loss)B	19	.24C	.21	.25	.33
Net realized and unreal-
ized gain (loss)	3.50	2.23	3.59	(4.73)	(5.35)
Total from investment
operations	3.69	2.47	3.80	(4.48)	(5.02)
Distributions from net
investment income	(.24)	(.20)	(.29)	(.39)	—
Distributions from net
realized gain	—	—	—	—	(3.96)
Total distributions	(.24)	(.20)	(.29)	(.39)	(3.96)
Net asset value, end of
period	$ 33.23	$ 29.78	$ 27.51	$ 24.00	$ 28.87
Total ReturnA	12.48%	9.03%	16.10%	(15.71)%	(14.92)%
Ratios to Average Net AssetsD
Expenses before
reductions	76%	.75%	.57%	.38%	.40%
Expenses net of fee
waivers, if any	76%	.75%	.57%	.38%	.40%
Expenses net of all
reductions	71%	.73%	.54%	.34%	.37%
Net investment income
(loss)	61%	.84%	.83%	.96%	1.05%
Supplemental Data
Net assets, end of period
(in millions)	$ 177	$ 311	$ 309	$ 155	$ 187
Portfolio turnover rate	110%	61%	59%	55%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Investment income per share reflects a special dividend which amounted to $.08 per share.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Notes to Financial Statements

For the period ended November 30, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Growth Opportunities Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.
The fund may invest in affiliated money market central funds (Money Market Central Funds), which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a

29 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

1. Significant Accounting Policies continued
Security Valuation continued

market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties markets, reviewing developments in foreign markets and evaluating the perfor mance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

30

1. Significant Accounting Policies continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross section of other Fidelity funds, and are marked to market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, deferred trust ees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation		$532,447
Unrealized depreciation		(122,423)
Net unrealized appreciation (depreciation)		410,024
Undistributed ordinary income		2,300
Capital loss carryforward		(726,301)

Cost for federal income tax purposes		$3,665,894

The tax character of distributions paid was as follows:
	November 30, 2005		November 30, 2004
Ordinary Income		$15,004	$9,528

	31		Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $4,673,358 and $5,899,189, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund’s average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .46% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services.

Annual Report

32

4. Fees and Other Transactions with Affiliates continued
Distribution and Service Plan continued

For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$767	$4
Class T	25%	.25%	16,657	181
Class B	75%	.25%	3,463	2,601
Class C	75%	.25%	1,002	40

			$21,889	$2,826

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$27
Class T	70
Class B*	440
Class C*	3
$540

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the

33 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued
Transfer Agent Fees continued

respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$1,082.35
Class T	7,907.24
Class B	1,215.35
Class C	348.35
Institutional Class	513.24

	$11,065

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $163 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:

			Interest Earned
	Average Daily	Weighted Average	(included in		Interest
Borrower or Lender	Loan Balance	Interest Rate	interest income)		Expense
Borrower	$10,601	3.32%	—	$	14

Annual Report		34

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank’s base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $13,000. The weighted average interest rate was 2.50% . At period end, there were no bank borrowings outstanding.

35 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $2,167 for the period. In addition, through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $8. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$2
Class T	13
Class B	4
Class C	1
$20

9. Litigation.

In October 2002, a lawsuit was commenced against Fidelity Advisor Growth Opportuni ties Fund and numerous other defendants as a defendants’ class action suit by the Chapter 11 estate of Owens Corning. The Owens Corning estate alleges that 16 dividend payments made by Owens Corning between 1996 and the filing of Owens Corning’s petition for Chapter 11 relief in October 2000 were fraudulent conveyances and, thus, the Owens Corning estate seeks to recover those dividends. During this period Fidelity Advisor Growth Opportunities Fund received dividends in the amount of $1,279. The lawsuit has been stayed by order of the Bankruptcy Court for the District of Delaware until February 24, 2006. The fund intends to defend the proceedings vigorously.

10. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

36

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended November 30,		2005		2004
From net investment income
Class A		$1,650		$643
Class T		11,396		6,627
Institutional Class		1,958		2,258
Total		$15,004		$9,528

12. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
Years ended November 30,	2005	2004	2005	2004
Class A
Shares sold	5,468	3,302	$164,125	$92,621
Reinvestment of distributions	53	23	1,574	621
Shares redeemed	(3,539)	(2,223)	(106,318)	(62,479)
Net increase (decrease)	1,982	1,102	$59,381	$30,763
Class T
Shares sold	7,307	10,950	$221,916	$311,969
Reinvestment of distributions	362	228	10,848	6,317
Shares redeemed	(40,683)	(50,642)	(1,237,740)	(1,440,676)
Net increase (decrease)	(33,014)	(39,464)	$ (1,004,976)	$(1,122,390)
Class B
Shares sold	281	446	$8,121	$12,361
Shares redeemed	(7,505)	(6,563)	(220,313)	(180,999)
Net increase (decrease)	(7,224)	(6,117)	$(212,192)	$(168,638)
Class C
Shares sold	208	337	$6,149	$9,362
Shares redeemed	(1,218)	(1,281)	(35,994)	(35,508)
Net increase (decrease)	(1,010)	(944)	$(29,845)	$(26,146)
Institutional Class
Shares sold	1,161	5,348	$35,184	$152,466
Reinvestment of distributions	56	78	1,676	2,169
Shares redeemed	(6,347)	(6,225)	(193,021)	(181,737)
Net increase (decrease)	(5,130)	(799)	$(156,161)	$(27,102)

37 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth Opportunities Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of November 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth Opportuni ties Fund as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 17, 2006

Annual Report 38

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Growth Opportunities (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR

(2005 present). Previously, Mr. Jonas served as President of Fidelity En terprise Operations and Risk Services (2004 2005), Chief Administra tive Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

40

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). Dur ing his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

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42

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

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44

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trus tee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Growth Opportunities (2005 present). Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Pre viously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Growth Opportunities. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Manage ment & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Growth Opportunities. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Growth Opportunities. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Growth Opportunities. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Growth Opportunities. Mr. Rath geber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Invest ments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Growth Opportunities. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Growth Opportunities. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice Presi dent of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Ser vices (1998 2004).

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46

Name, Age; Principal Occupation Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Growth Opportunities. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an em ployee of FMR (2004). Before joining Fidelity Investments, Ms. Monas terio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Growth Opportunities. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Growth Opportunities. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Invest ments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1987

Assistant Treasurer of Advisor Growth Opportunities. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Growth Opportunities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Growth Opportunities. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Growth Opportunities. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Growth Opportunities. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Invest ments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

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48

Distributions

Class A and Class T designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Class A and Class T designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

49 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000
Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000

	# of	% of
	Votes	Votes

Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

Annual Report 50

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Growth Opportunities Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

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52

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the third quartile for the one and five year periods and the second quartile for the three year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time. The Board considered that the variations in perfor mance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund’s management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund’s invest ment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incen tive to seek to achieve superior performance for the fund’s shareholders and helps to more closely align the interests of FMR and the fund’s shareholders.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative

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54

performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked and the impact of the fund’s performance adjustment, is also included in the chart and considered by the Board.

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004. The Board also noted the effect of the fund’s negative performance adjustment on the fund’s management fee ranking.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund’s negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each class’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

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Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

Annual Report

58

59 Annual Report

Annual Report

60

61 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
(U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
Mellon Bank, N.A.
Pittsburgh, PA

GO-UANN-0106 1.786689.102

Fidelity® Advisor Growth Opportunities Fund - Institutional Class

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	10	A complete list of the fund’s investments
		with their market values.
Financial Statements	19	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	28	Notes to the financial statements.
Report of Independent	37
Registered Public
Accounting Firm
Trustees and Officers	38
Distributions	48
Proxy Voting Results	49
Board Approval of	50
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead sev eral years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of perfor mance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Past 10
	year	years	years
Institutional Class	12.48%	0.42%	5.44%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Growth Opportu nities Fund Institutional Class on November 30, 1995. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor’s 500SM Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from John Porter, who became Portfolio Manager of Fidelity® Advisor Growth Opportunities Fund on September 19, 2005

Numerous events unfolded during the 12 month period ending November 30, 2005, that were major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index, the NASDAQ Composite® Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44%, the NASDAQ® rose 7.28% and the Dow advanced 6.07%, threatening to eclipse the 11,000 threshold for the first time since early 2001.

During the past year, the fund’s Institutional Class shares returned 12.48%, outperforming both the S&P 500 and the LipperSM Growth Funds Average, which gained 9.91% . Strong stock selection drove the fund’s outperformance, contributing significantly to its return relative to the index, led by technology stocks Google and Yahoo!, two large fund holdings. Both stocks benefited from strong growth in Internet advertising. In consumer discretion ary an area I added to considerably retailers such as eBay contributed to returns as well, when its core online auction business regained momentum. Sizable positions in energy services companies Halliburton and Schlumberger performed well in the high oil price environment, while some good picks in health care and consumer staples also contributed. On the other hand, several technology hardware and equipment stocks detracted from relative performance, including Juniper Networks and Network Appliance. Canada based Research In Motion, the manufacturer of the BlackBerry wireless commu nications device, also was weak due to concerns that alleged patent violations might cause the product’s withdrawal from the U.S. market. Symantec, the desktop security software giant, stumbled in response to a merger announcement with VERITAS that was not well received by the market. Elsewhere, weak results in industrials and in consumer durables and apparel also hurt.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class A
Actual	$1,000.00	$1,099.60	$5.95
HypotheticalA	$1,000.00	$1,019.40	$5.72
Class T
Actual	$1,000.00	$1,098.90	$6.63
HypotheticalA	$1,000.00	$1,018.75	$6.38
Class B
Actual	$1,000.00	$1,095.40	$9.72
HypotheticalA	$1,000.00	$1,015.79	$9.35

	7		Annual Report

Shareholder Expense Example continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class C
Actual	$1,000.00	$1,095.20	$9.82
HypotheticalA	$1,000.00	$1,015.69	$9.45
Institutional Class
Actual	$1,000.00	$1,101.10	$4.11
HypotheticalA	$1,000.00	$1,021.16	$3.95

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.13%
Class T	1.26%
Class B	1.85%
Class C	1.87%
Institutional Class	78%

Annual Report

8

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Google, Inc. Class A (sub. vtg.)	7.6	1.7
eBay, Inc.	5.4	0.0
Yahoo!, Inc.	5.0	1.3
UnitedHealth Group, Inc.	4.4	1.2
Sprint Nextel Corp.	4.1	0.0
General Electric Co.	3.0	4.9
Halliburton Co.	2.8	1.1
KB Home	2.6	0.0
D.R. Horton, Inc.	2.0	0.0
Altria Group, Inc.	1.8	1.7
	38.7
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	29.4	21.1
Consumer Discretionary	25.1	15.7
Health Care	12.6	12.6
Energy	10.1	7.3
Financials	9.3	14.6

9 Annual Report

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 100.3%

	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – 25.1%
Automobiles – 0.1%
Harley Davidson, Inc.	43,000	$2,316
Diversified Consumer Services – 0.1%
Apollo Group, Inc. Class A (a)	43,000	3,062
Hotels, Restaurants & Leisure 2.5%
Carnival Corp. unit	150,200	8,184
Harrah’s Entertainment, Inc.	64,400	4,385
Hilton Hotels Corp.	143,230	3,140
Las Vegas Sands Corp.	945,800	39,449
Sportingbet PLC	1,290,800	7,937
Starbucks Corp. (a)	128,600	3,916
Starwood Hotels & Resorts Worldwide, Inc. unit	173,000	10,467
Wynn Resorts Ltd. (a)(d)	407,200	22,734
		100,212
Household Durables – 7.9%
D.R. Horton, Inc.	2,296,053	81,372
Garmin Ltd. (d)	171,700	9,461
Harman International Industries, Inc.	165,600	16,146
KB Home	1,513,200	105,576
Lennar Corp. Class A	85,700	4,943
Pulte Homes, Inc.	970,400	40,398
Ryland Group, Inc.	150,100	10,738
Toll Brothers, Inc. (a)	1,501,300	51,645
		320,279
Internet & Catalog Retail 5.4%
eBay, Inc. (a)	4,919,200	220,429
Media – 4.5%
Central European Media Enterprises Ltd. Class A (a)	21,500	1,163
Getty Images, Inc. (a)	45,700	4,172
Lamar Advertising Co. Class A (a)	42,900	1,988
Martha Stewart Living Omnimedia, Inc. Class A (a)(d)	34,493	694
McGraw Hill Companies, Inc.	411,965	21,855
Omnicom Group, Inc.	474,600	40,132
Univision Communications, Inc. Class A (a)	1,648,400	49,831
Walt Disney Co.	1,635,200	40,766
XM Satellite Radio Holdings, Inc. Class A (a)	672,900	19,689
		180,290
Multiline Retail – 1.0%
Federated Department Stores, Inc.	108,300	6,978
Nordstrom, Inc.	171,900	6,340

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – continued
Multiline Retail – continued
Sears Holdings Corp. (a)	94,100	$10,823
Target Corp.	300,400	16,074
		40,215
Specialty Retail – 3.5%
Best Buy Co., Inc.	866,200	41,785
Chico’s FAS, Inc. (a)	531,000	23,422
Circuit City Stores, Inc.	1,371,500	28,705
Dick’s Sporting Goods, Inc. (a)	64,300	2,258
Home Depot, Inc.	136,350	5,697
Lowe’s Companies, Inc.	74,900	5,054
Staples, Inc.	998,754	23,071
Urban Outfitters, Inc. (a)	360,400	11,122
		141,114
Textiles, Apparel & Luxury Goods – 0.1%
Coach, Inc. (a)	172,000	5,922
Under Armour, Inc. Class A	3,400	77
		5,999

TOTAL CONSUMER DISCRETIONARY		1,013,916

CONSUMER STAPLES 2.7%
Food & Staples Retailing – 0.7%
CVS Corp.	418,700	11,313
Wal-Mart Stores, Inc.	286,390	13,907
Walgreen Co.	86,000	3,928
		29,148
Food Products 0.2%
Nestle SA sponsored ADR	86,100	6,354
Tobacco 1.8%
Altria Group, Inc.	1,022,480	74,426

TOTAL CONSUMER STAPLES		109,928

ENERGY 10.1%
Energy Equipment & Services – 6.7%
Baker Hughes, Inc.	646,400	37,071
BJ Services Co.	771,500	28,275
GlobalSantaFe Corp.	86,000	3,901
Grant Prideco, Inc. (a)	85,800	3,294

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

ENERGY – continued
Energy Equipment & Services – continued
Halliburton Co.	1,788,200	$113,819
National Oilwell Varco, Inc. (a)	174,600	10,584
Schlumberger Ltd. (NY Shares)	624,100	59,745
Transocean, Inc. (a)	236,000	15,066
		271,755
Oil, Gas & Consumable Fuels – 3.4%
Amerada Hess Corp.	17,200	2,107
Anadarko Petroleum Corp	43,000	3,896
Apache Corp.	86,100	5,621
BP PLC sponsored ADR	139,556	9,188
Burlington Resources, Inc.	86,000	6,214
ConocoPhillips	257,200	15,563
Exxon Mobil Corp.	844,200	48,989
Plains Exploration & Production Co. (a)	172,200	7,301
Total SA sponsored ADR	43,000	5,362
Valero Energy Corp.	321,600	30,938
		135,179

TOTAL ENERGY		406,934

FINANCIALS – 9.3%
Capital Markets 2.9%
Ameritrade Holding Corp. (a)	985,790	23,028
Calamos Asset Management, Inc. Class A	86,000	2,331
Charles Schwab Corp.	215,100	3,280
E*TRADE Financial Corp. (a)	590,800	11,532
Federated Investors, Inc. Class B (non-vtg.)	86,100	3,146
Goldman Sachs Group, Inc.	138,600	17,874
Lazard Ltd. Class A	303,800	9,509
Merrill Lynch & Co., Inc.	621,800	41,300
UBS AG (NY Shares)	77,400	7,115
		119,115
Commercial Banks – 1.4%
Bank of America Corp.	667,600	30,636
Standard Chartered PLC (United Kingdom)	215,100	4,606
Wachovia Corp.	181,000	9,665
Wells Fargo & Co.	164,300	10,326
		55,233

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – continued
Consumer Finance – 0.4%
American Express Co.	354,100	$18,208
Diversified Financial Services – 0.7%
Chicago Mercantile Exchange Holdings, Inc. Class A	25,700	9,102
IntercontinentalExchange, Inc.	63,300	2,045
JPMorgan Chase & Co.	172,100	6,583
NETeller PLC (a)	858,400	9,606
		27,336
Insurance – 3.5%
ACE Ltd.	519,970	28,858
AFLAC, Inc.	387,400	18,595
American International Group, Inc.	812,028	54,520
Aspen Insurance Holdings Ltd.	175,700	4,398
Axis Capital Holdings Ltd.	137,700	4,170
Genworth Financial, Inc. Class A (non-vtg.)	688,100	23,705
Montpelier Re Holdings Ltd.	300,900	5,907
		140,153
Real Estate 0.1%
The St. Joe Co.	42,900	2,849
Thrifts & Mortgage Finance – 0.3%
Countrywide Financial Corp.	214,400	7,463
Fannie Mae	29,300	1,408
Golden West Financial Corp., Delaware	86,100	5,578
		14,449

TOTAL FINANCIALS		377,343

HEALTH CARE – 12.6%
Biotechnology – 1.5%
Amgen, Inc. (a)	206,900	16,744
Genentech, Inc. (a)	230,900	22,079
Gilead Sciences, Inc. (a)	257,400	13,048
ImClone Systems, Inc. (a)	107,321	3,478
MedImmune, Inc. (a)	171,500	6,159
		61,508
Health Care Equipment & Supplies – 2.5%
Alcon, Inc.	125,000	17,525
Becton, Dickinson & Co.	490,500	28,562

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Health Care Equipment & Supplies – continued
C.R. Bard, Inc.	602,400	$39,078
Kinetic Concepts, Inc. (a)	407,700	15,880
		101,045
Health Care Providers & Services – 5.2%
Aetna, Inc.	43,000	3,977
PacifiCare Health Systems, Inc. (a)	86,000	7,399
UnitedHealth Group, Inc.	2,978,200	178,275
WebMD Health Corp. Class A	27,300	723
WellPoint, Inc. (a)	249,000	19,131
		209,505
Pharmaceuticals – 3.4%
Allergan, Inc.	172,300	17,230
Johnson & Johnson	858,900	53,037
Novartis AG sponsored ADR	258,200	13,530
Pfizer, Inc.	280,168	5,940
Roche Holding AG (participation certificate)	86,097	12,939
Sepracor, Inc. (a)	215,200	11,832
Wyeth	568,100	23,610
		138,118

TOTAL HEALTH CARE		510,176

INDUSTRIALS – 5.3%
Aerospace & Defense – 0.4%
Honeywell International, Inc.	419,400	15,325
Air Freight & Logistics – 0.3%
FedEx Corp.	124,400	12,144
Commercial Services & Supplies – 0.3%
Robert Half International, Inc.	276,600	10,583
Construction & Engineering – 0.8%
Fluor Corp.	440,500	32,641
Electrical Equipment – 0.3%
ABB Ltd. sponsored ADR (a)	1,291,300	11,299
Rockwell Automation, Inc.	42,900	2,421
		13,720
Industrial Conglomerates – 3.0%
General Electric Co.	3,348,450	119,607

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Road & Rail 0.2%
Burlington Northern Santa Fe Corp.	64,300	$4,255
Laidlaw International, Inc.	215,200	4,653
		8,908

TOTAL INDUSTRIALS		212,928

INFORMATION TECHNOLOGY – 29.4%
Communications Equipment – 6.2%
F5 Networks, Inc. (a)	91,800	4,850
Juniper Networks, Inc. (a)	2,032,750	45,717
Motorola, Inc.	1,550,100	37,342
Nokia Corp. sponsored ADR	1,873,700	32,003
QUALCOMM, Inc.	1,310,600	59,593
Research In Motion Ltd. (a)	1,191,300	72,370
		251,875
Computers & Peripherals – 2.9%
Apple Computer, Inc. (a)	676,900	45,907
Dell, Inc. (a)	149,400	4,506
EMC Corp. (a)	2,071,600	28,857
Network Appliance, Inc. (a)	1,227,800	35,754
		115,024
Electronic Equipment & Instruments – 0.0%
Sunpower Corp. Class A	3,300	83
Internet Software & Services – 13.4%
Google, Inc. Class A (sub. vtg.) (a)	758,500	307,183
NetEase.com, Inc. sponsored ADR (a)(d)	85,800	4,889
Yahoo! Japan Corp	21,761	26,333
Yahoo!, Inc. (a)	5,014,300	201,725
		540,130
IT Services – 0.9%
Alliance Data Systems Corp. (a)	85,700	3,305
First Data Corp.	771,900	33,400
		36,705
Semiconductors & Semiconductor Equipment – 3.4%
Altera Corp. (a)	430,300	7,857
Analog Devices, Inc.	621,200	23,556
Freescale Semiconductor, Inc. Class B (a)	662,875	17,102
Intel Corp.	874,790	23,339

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Semiconductors & Semiconductor Equipment – continued
Linear Technology Corp.	172,100	$6,421
Marvell Technology Group Ltd. (a)	302,300	16,790
National Semiconductor Corp.	898,500	23,253
NVIDIA Corp. (a)	86,000	3,111
Texas Instruments, Inc.	501,800	16,298
		137,727
Software 2.6%
Activision, Inc. (a)	1,115,033	14,841
Autodesk, Inc. (a)	257,200	10,730
Microsoft Corp.	1,496,900	41,479
Symantec Corp. (a)	2,199,481	38,865
		105,915

TOTAL INFORMATION TECHNOLOGY		1,187,459

MATERIALS 1.5%
Chemicals – 1.5%
Chemtura Corp.	258,300	3,113
Lyondell Chemical Co.	171,900	4,371
Monsanto Co.	133,500	9,782
Praxair, Inc.	860,500	44,746
		62,012

TELECOMMUNICATION SERVICES – 4.1%
Wireless Telecommunication Services – 4.1%
Sprint Nextel Corp.	6,541,900	163,809

UTILITIES – 0.2%
Electric Utilities – 0.2%
Exelon Corp.	172,100	8,956
TOTAL COMMON STOCKS
(Cost $3,616,654)		4,053,461

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Money Market Funds 0.6%
	Shares	Value (Note 1)
		(000s)
Fidelity Securities Lending Cash Central Fund, 4.09% (b)(c)
(Cost $22,457)	22,457,030	$22,457
TOTAL INVESTMENT PORTFOLIO 100.9%
(Cost $3,639,111)		4,075,918

NET OTHER ASSETS – (0.9)%		(36,780)
NET ASSETS 100%		$4,039,138

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Income received
Fund	(Amounts in thousands)
Fidelity Cash Central Fund	$1,067
Fidelity Securities Lending Cash Central Fund	3,292
Total	$4,359

Other Affiliated Issuers

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

	Value,				Value,
Affiliate	beginning of		Sales	Dividend	end of
(Amounts in thousands)	period	Purchases	Proceeds	Income	period
Martha Stewart Living
Omnimedia, Inc.
Class A	$14,444	$34,531	$51,971	$—	$—
Total	$14,444	$34,531	$51,971	$—	$—

Income Tax Information

At November 30, 2005, the fund had a capital loss carryforward of approximately $726,301,000 all of which will expire on November 30, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report 18

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		November 30, 2005

Assets
Investment in securities, at value (including securities
loaned of $21,491) See accompanying schedule:
Unaffiliated issuers (cost $3,616,654)	$4,053,461
Affiliated Central Funds (cost $22,457)	22,457
Total Investments (cost $3,639,111)		$4,075,918
Receivable for investments sold		64,519
Receivable for fund shares sold		1,292
Dividends receivable		2,861
Interest receivable		12
Prepaid expenses		23
Other affiliated receivables		140
Other receivables		829
Total assets		4,145,594

Liabilities
Payable to custodian bank	$3,995
Payable for investments purchased	49,853
Payable for fund shares redeemed	24,779
Accrued management fee	1,846
Distribution fees payable	1,689
Other affiliated payables	1,222
Other payables and accrued expenses	615
Collateral on securities loaned, at value	22,457
Total liabilities		106,456

Net Assets		$4,039,138
Net Assets consist of:
Paid in capital		$4,353,396
Undistributed net investment income		2,019
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(753,084)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		436,807
Net Assets		$4,039,138

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements continued

Statement of Assets and Liabilities continued
Amounts in thousands (except per share amounts)	November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($365,090 ÷ 11,173 shares)	$32.68
Maximum offering price per share (100/94.25 of $32.68)	$34.67
Class T:
Net Asset Value and redemption price per share
($3,132,015 ÷ 94,603 shares)	$33.11
Maximum offering price per share (100/96.50 of $33.11)	$34.31
Class B:
Net Asset Value and offering price per share
($270,852 ÷ 8,483 shares)A	$31.93
Class C:
Net Asset Value and offering price per share
($94,424 ÷ 2,942.1 shares)A	$32.09
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($176,757 ÷ 5,319 shares)	$33.23
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 20

Statement of Operations
Amounts in thousands	Year ended November 30, 2005

Investment Income
Dividends		$52,181
Interest		38
Income from affiliated Central Funds (including $3,292
from security lending)		4,359
Total income		56,578

Expenses
Management fee
Basic fee	$24,547
Performance adjustment	(4,694)
Transfer agent fees	11,065
Distribution fees	21,889
Accounting and security lending fees	1,121
Independent trustees’ compensation	20
Appreciation in deferred trustee compensation account	23
Custodian fees and expenses	80
Registration fees	90
Audit	72
Legal	29
Interest	15
Miscellaneous	770
Total expenses before reductions	55,027
Expense reductions	(2,195)	52,832

Net investment income (loss)		3,746
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	549,345
Other affiliated issuers	6,121
Foreign currency transactions	31
Total net realized gain (loss)		555,497
Change in net unrealized appreciation (depreciation) on
investment securities		(93,208)
Net gain (loss)		462,289
Net increase (decrease) in net assets resulting from
operations		$466,035

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
		Year ended	Year ended
		November 30,	November 30,
Amounts in thousands		2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$3,746	$14,579
Net realized gain (loss)		555,497	527,238
Change in net unrealized appreciation (depreciation) .		(93,208)	(105,910)
Net increase (decrease) in net assets resulting
from operations		466,035	435,907
Distributions to shareholders from net investment income	.	(15,004)	(9,528)
Share transactions - net increase (decrease)		(1,343,793)	(1,313,513)
Total increase (decrease) in net assets		(892,762)	(887,134)

Net Assets
Beginning of period		4,931,900	5,819,034
End of period (including undistributed net investment
income of $2,019 and undistributed net investment
income of $13,264, respectively)		$4,039,138	$4,931,900

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Highlights Class A
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 29.33	$ 27.09	$ 23.61	$ 28.39	$ 37.41
Income from Investment
Operations
Net investment income
(loss)C	08	.12D	.10	.14	.20
Net realized and unreal-
ized gain (loss)	3.45	2.20	3.55	(4.66)	(5.26)
Total from investment
operations	3.53	2.32	3.65	(4.52)	(5.06)
Distributions from net
investment income	(.18)	(.08)	(.17)	(.26)	—
Distributions from net
realized gain	—	—	—	—	(3.96)
Total distributions	(.18)	(.08)	(.17)	(.26)	(3.96)
Net asset value, end of
period	$ 32.68	$ 29.33	$ 27.09	$ 23.61	$ 28.39
Total ReturnA,B	12.10%	8.59%	15.61%	(16.06)%	(15.23)%
Ratios to Average Net AssetsE
Expenses before
reductions	1.12%	1.15%	1.00%	.77%	.78%
Expenses net of fee
waivers, if any	1.12%	1.15%	1.00%	.77%	.78%
Expenses net of all
reductions	1.07%	1.13%	.96%	.73%	.75%
Net investment income
(loss)	25%	.44%	.41%	.57%	.67%
Supplemental Data
Net assets, end of period
(in millions)	$ 365	$ 270	$ 219	$ 202	$ 320
Portfolio turnover rate	110%	61%	59%	55%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.08 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights Class T
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 29.67	$ 27.40	$ 23.85	$ 28.64	$ 37.76
Income from Investment
Operations
Net investment income
(loss)C	04	.09D	.07	.11	.16
Net realized and unreal-
ized gain (loss)	3.49	2.22	3.60	(4.71)	(5.32)
Total from investment
operations	3.53	2.31	3.67	(4.60)	(5.16)
Distributions from net
investment income	(.09)	(.04)	(.12)	(.19)	—
Distributions from net
realized gain	—	—	—	—	(3.96)
Total distributions	(.09)	(.04)	(.12)	(.19)	(3.96)
Net asset value, end of
period	$ 33.11	$ 29.67	$ 27.40	$ 23.85	$ 28.64
Total ReturnA,B	11.93%	8.44%	15.50%	(16.16)%	(15.37)%
Ratios to Average Net AssetsE
Expenses before
reductions	1.25%	1.29%	1.12%	.90%	.93%
Expenses net of fee
waivers, if any	1.25%	1.29%	1.12%	.90%	.93%
Expenses net of all
reductions	1.20%	1.26%	1.09%	.86%	.90%
Net investment income
(loss)	12%	.31%	.28%	.44%	.52%
Supplemental Data
Net assets, end of period
(in millions)	$ 3,132	$ 3,786	$ 4,578	$ 4,878	$ 8,136
Portfolio turnover rate	110%	61%	59%	55%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.08 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights Class B
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 28.70	$ 26.65	$ 23.24	$ 27.91	$ 37.11
Income from Investment
Operations
Net investment income
(loss)C	(.15)	(.11)D	(.10)	(.06)	(.04)
Net realized and unreal-
ized gain (loss)	3.38	2.16	3.51	(4.61)	(5.20)
Total from investment
operations	3.23	2.05	3.41	(4.67)	(5.24)
Distributions from net
realized gain	—	—	—	—	(3.96)
Net asset value, end of
period	$ 31.93	$ 28.70	$ 26.65	$ 23.24	$ 27.91
Total ReturnA,B	11.25%	7.69%	14.67%	(16.73)%	(15.91)%
Ratios to Average Net AssetsE
Expenses before
reductions	1.86%	1.98%	1.81%	1.57%	1.57%
Expenses net of fee
waivers, if any	1.86%	1.98%	1.81%	1.57%	1.57%
Expenses net of all
reductions	1.81%	1.96%	1.77%	1.53%	1.54%
Net investment income
(loss)	(.50)%	(.39)%	(.41)%	(.24)%	(.13)%
Supplemental Data
Net assets, end of period
(in millions)	$ 271	$ 451	$ 582	$ 598	$ 939
Portfolio turnover rate	110%	61%	59%	55%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.07 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights Class C
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 28.85	$ 26.75	$ 23.32	$ 27.99	$ 37.19
Income from Investment
Operations
Net investment income
(loss)C	(.15)	(.09)D	(.09)	(.05)	(.03)
Net realized and unreal-
ized gain (loss)	3.39	2.19	3.52	(4.62)	(5.21)
Total from investment
operations	3.24	2.10	3.43	(4.67)	(5.24)
Distributions from net
realized gain	—	—	—	—	(3.96)
Net asset value, end of
period	$ 32.09	$ 28.85	$ 26.75	$ 23.32	$ 27.99
Total ReturnA,B	11.23%	7.85%	14.71%	(16.68)%	(15.87)%
Ratios to Average Net AssetsE
Expenses before
reductions	1.86%	1.93%	1.77%	1.53%	1.53%
Expenses net of fee
waivers, if any	1.86%	1.93%	1.77%	1.53%	1.53%
Expenses net of all
reductions	1.81%	1.90%	1.74%	1.49%	1.50%
Net investment income
(loss)	(.49)%	(.33)%	(.37)%	(.20)%	(.08)%
Supplemental Data
Net assets, end of period
(in millions)	$ 94	$ 114	$ 131	$ 142	$ 232
Portfolio turnover rate	110%	61%	59%	55%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.07 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights Institutional Class
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 29.78	$ 27.51	$ 24.00	$ 28.87	$ 37.85
Income from Investment
Operations
Net investment income
(loss)B	19	.24C	.21	.25	.33
Net realized and unreal-
ized gain (loss)	3.50	2.23	3.59	(4.73)	(5.35)
Total from investment
operations	3.69	2.47	3.80	(4.48)	(5.02)
Distributions from net
investment income	(.24)	(.20)	(.29)	(.39)	—
Distributions from net
realized gain	—	—	—	—	(3.96)
Total distributions	(.24)	(.20)	(.29)	(.39)	(3.96)
Net asset value, end of
period	$ 33.23	$ 29.78	$ 27.51	$ 24.00	$ 28.87
Total ReturnA	12.48%	9.03%	16.10%	(15.71)%	(14.92)%
Ratios to Average Net AssetsD
Expenses before
reductions	76%	.75%	.57%	.38%	.40%
Expenses net of fee
waivers, if any	76%	.75%	.57%	.38%	.40%
Expenses net of all
reductions	71%	.73%	.54%	.34%	.37%
Net investment income
(loss)	61%	.84%	.83%	.96%	1.05%
Supplemental Data
Net assets, end of period
(in millions)	$ 177	$ 311	$ 309	$ 155	$ 187
Portfolio turnover rate	110%	61%	59%	55%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Investment income per share reflects a special dividend which amounted to $.08 per share.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Notes to Financial Statements

For the period ended November 30, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Growth Opportunities Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds), which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a

Annual Report

28

1. Significant Accounting Policies continued
Security Valuation continued

market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties markets, reviewing developments in foreign markets and evaluating the perfor mance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

29 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

1. Significant Accounting Policies continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross section of other Fidelity funds, and are marked to market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, deferred trust ees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation		$532,447
Unrealized depreciation		(122,423)
Net unrealized appreciation (depreciation)		410,024
Undistributed ordinary income		2,300
Capital loss carryforward		(726,301)

Cost for federal income tax purposes		$3,665,894

The tax character of distributions paid was as follows:
	November 30, 2005		November 30, 2004
Ordinary Income		$15,004	$9,528

Annual Report	30

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $4,673,358 and $5,899,189, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund’s average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .46% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services.

31 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued
Distribution and Service Plan continued

For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$767	$4
Class T	25%	.25%	16,657	181
Class B	75%	.25%	3,463	2,601
Class C	75%	.25%	1,002	40

			$21,889	$2,826

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$27
Class T	70
Class B*	440
Class C*	3
$540

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the

Annual Report

32

4. Fees and Other Transactions with Affiliates continued
Transfer Agent Fees continued

respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$1,082.35
Class T	7,907.24
Class B	1,215.35
Class C	348.35
Institutional Class	513.24

	$11,065

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $163 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:

Interest Earned
	Average Daily	Weighted Average	(included in	Interest
Borrower or Lender	Loan Balance	Interest Rate	interest income)	Expense
Borrower	$10,601	3.32%	—	$14

		33		Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank’s base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $13,000. The weighted average interest rate was 2.50% . At period end, there were no bank borrowings outstanding.

Annual Report

34

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $2,167 for the period. In addition, through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $8. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$2
Class T	13
Class B	4
Class C	1
$20

9. Litigation.

In October 2002, a lawsuit was commenced against Fidelity Advisor Growth Opportuni ties Fund and numerous other defendants as a defendants’ class action suit by the Chapter 11 estate of Owens Corning. The Owens Corning estate alleges that 16 dividend payments made by Owens Corning between 1996 and the filing of Owens Corning’s petition for Chapter 11 relief in October 2000 were fraudulent conveyances and, thus, the Owens Corning estate seeks to recover those dividends. During this period Fidelity Advisor Growth Opportunities Fund received dividends in the amount of $1,279. The lawsuit has been stayed by order of the Bankruptcy Court for the District of Delaware until February 24, 2006. The fund intends to defend the proceedings vigorously.

10. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

35 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended November 30,		2005		2004
From net investment income
Class A		$1,650		$643
Class T		11,396		6,627
Institutional Class		1,958		2,258
Total		$15,004		$9,528

12. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
Years ended November 30,	2005	2004	2005	2004
Class A
Shares sold	5,468	3,302	$164,125	$92,621
Reinvestment of distributions	53	23	1,574	621
Shares redeemed	(3,539)	(2,223)	(106,318)	(62,479)
Net increase (decrease)	1,982	1,102	$59,381	$30,763
Class T
Shares sold	7,307	10,950	$221,916	$311,969
Reinvestment of distributions	362	228	10,848	6,317
Shares redeemed	(40,683)	(50,642)	(1,237,740)	(1,440,676)
Net increase (decrease)	(33,014)	(39,464)	$ (1,004,976)	$(1,122,390)
Class B
Shares sold	281	446	$8,121	$12,361
Shares redeemed	(7,505)	(6,563)	(220,313)	(180,999)
Net increase (decrease)	(7,224)	(6,117)	$(212,192)	$(168,638)
Class C
Shares sold	208	337	$6,149	$9,362
Shares redeemed	(1,218)	(1,281)	(35,994)	(35,508)
Net increase (decrease)	(1,010)	(944)	$(29,845)	$(26,146)
Institutional Class
Shares sold	1,161	5,348	$35,184	$152,466
Reinvestment of distributions	56	78	1,676	2,169
Shares redeemed	(6,347)	(6,225)	(193,021)	(181,737)
Net increase (decrease)	(5,130)	(799)	$(156,161)	$(27,102)

Annual Report

36

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth Opportunities Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of November 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth Opportuni ties Fund as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts January 17, 2006

37 Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Annual Report

38

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Growth Opportunities (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR

(2005 present). Previously, Mr. Jonas served as President of Fidelity En terprise Operations and Risk Services (2004 2005), Chief Administra tive Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

39 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). Dur ing his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Annual Report

40

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

Annual Report

42

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

43 Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trus tee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Growth Opportunities (2005 present). Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Pre viously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Growth Opportunities. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Manage ment & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Growth Opportunities. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Annual Report

44

Name, Age; Principal Occupation Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Growth Opportunities. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Growth Opportunities. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Growth Opportunities. Mr. Rath geber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Invest ments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Growth Opportunities. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Growth Opportunities. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice Presi dent of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Ser vices (1998 2004).

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Growth Opportunities. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an em ployee of FMR (2004). Before joining Fidelity Investments, Ms. Monas terio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Growth Opportunities. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Growth Opportunities. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Invest ments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1987

Assistant Treasurer of Advisor Growth Opportunities. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Growth Opportunities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Annual Report

46

Name, Age; Principal Occupation Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Growth Opportunities. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Growth Opportunities. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Growth Opportunities. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Invest ments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

47 Annual Report

Distributions

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

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48

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000
Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000

	# of	% of
	Votes	Votes

Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Growth Opportunities Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

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50

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

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52

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the third quartile for the one and five year periods and the second quartile for the three year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time. The Board considered that the variations in perfor mance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund’s management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund’s invest ment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incen tive to seek to achieve superior performance for the fund’s shareholders and helps to more closely align the interests of FMR and the fund’s shareholders.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked and the impact of the fund’s performance adjustment, is also included in the chart and considered by the Board.

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54

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004. The Board also noted the effect of the fund’s negative performance adjustment on the fund’s management fee ranking.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund’s negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each class’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or

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56

expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

57 Annual Report

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59 Annual Report

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61 Annual Report

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63 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
(U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
Mellon Bank, N.A.
Pittsburgh, PA

GOI-UANN-0106 1.786690.102

Fidelity® Advisor Large Cap Fund - Class A, Class T, Class B and Class C

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	20	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	29	Notes to the financial statements.
Report of Independent	37
Registered Public
Accounting Firm
Trustees and Officers	38
Distributions	48
Proxy Voting Results	49
Board Approval of	50
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Life of
	year	years	fundA
Class A (incl. 5.75% sales charge)B	7.57%	2.78%	6.44%
Class T (incl. 3.50% sales charge)	10.04%	2.48%	6.58%
Class B (incl. contingent deferred
sales charge)C	8.30%	2.75%	6.60%
Class C (incl. contingent deferred
sales charge)D	12.26%	2.36%	6.33%

A From February 20, 1996.

B Class A’s 12b 1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class’s average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A’s 12b 1 plan cur rently authorizes a 0.25% 12b 1 fee. The initial offering of Class A shares took place on September 3,
1996. Returns prior to September 3, 1996 are those of Class T and reflect a 0.50% 12b 1 fee.

C Class B shares’ contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 5%, 2% and 0%, respectively.
D Class C’s bear a 1.00% 12b 1 fee. The initial offering of Class C shares took place on November 3,
1997. Returns prior to November 3, 1997 are those of Class B and reflect Class B shares’ 1.00% 12b 1 fee. Class C shares’ contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 1%, 0% and 0%, respectively.

5 Annual Report

5

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Large Cap Fund Class T on February 20, 1996, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor’s 500SM Index performed over the same period.

Annual Report

6

Management’s Discussion of Fund Performance

Comments from Matthew Fruhan, who became Portfolio Manager of Fidelity® Advisor Large Cap Fund on October 31, 2005

Numerous events unfolded during the 12 month period ending November 30, 2005, that had major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, significantly increasing energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index, the NASDAQ Composite® Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44%, the NASDAQ® rose 7.28% and the Dow advanced 6.07%, approaching the 11,000 threshold for the first time since 2001.

During the past year, the fund’s Class A, Class T, Class B and Class C shares returned 14.13%, 14.03%, 13.30% and 13.26%, respectively (excluding sales charges), outpacing both the LipperSM Growth Funds Average, which gained 9.91%, and the S&P 500. The fund’s overweighting of strong performing energy stocks provided a big boost versus the index. Security selection in industrials and industry positioning within financials and consumer discretionary also contributed. Conversely, underweighting surging utilities stocks curbed our upside a bit. Individual standouts included oil field service companies Halliburton and Schlumberger, independent refiner Valero Energy and Occidental Petroleum, an oil and gas production company. The top relative contributor was Internet search firm Google, which is not a component of the S&P 500, and consistently surpassed earnings expectations. Other notable gainers included Robert Half International, which provides staffing services, and insurer American International Group. The investment in Robert Half was sold. Holdings that detracted from performance included computer company Dell, which had difficulty increasing revenues, and biotechnology company Biogen Idec, which fell after the disclo sure of problems with Tysabri, a drug under development for the treatment of multiple sclerosis. The position in Biogen Idec was eliminated. Not owning technology company Hewlett Packard and underweighting Altria Group two index components also held back relative results, as both companies performed well.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005
	June 1, 2005	November 30, 2005	to November 30, 2005
Class A
Actual	$1,000.00	$1,134.30	$6.69
HypotheticalA	$1,000.00	$1,018.80	$6.33
Class T
Actual	$1,000.00	$1,133.30	$7.43
HypotheticalA	$1,000.00	$1,018.10	$7.03
Class B
Actual	$1,000.00	$1,129.80	$10.62
HypotheticalA	$1,000.00	$1,015.09	$10.05
Class C
Actual	$1,000.00	$1,129.40	$10.62
HypotheticalA	$1,000.00	$1,015.09	$10.05
Institutional Class
Actual	$1,000.00	$1,136.00	$4.87
HypotheticalA	$1,000.00	$1,020.51	$4.61

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.25%
Class T	1.39%
Class B	1.99%
Class C	1.99%
Institutional Class	91%

9 Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
General Electric Co.	5.9	5.3
Honeywell International, Inc.	3.7	2.0
American International Group, Inc.	3.2	8.4
JPMorgan Chase & Co.	3.0	0.0
Microsoft Corp.	2.8	4.2
Intel Corp.	2.7	2.6
Dell, Inc.	2.5	3.0
Johnson & Johnson	2.3	0.0
Bank of America Corp.	2.1	0.0
Wal Mart Stores, Inc.	1.9	2.8
	30.1
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	20.7	23.7
Information Technology	17.7	23.4
Health Care	15.6	9.3
Industrials	14.1	13.3
Consumer Discretionary	11.3	12.9

Annual Report 10

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 99.5%

	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – 11.3%
Diversified Consumer Services – 1.5%
Apollo Group, Inc. Class A (a)	136,240	$9,700,288
Bright Horizons Family Solutions, Inc. (a)	85,070	3,009,777
		12,710,065
Hotels, Restaurants & Leisure 0.7%
Red Robin Gourmet Burgers, Inc. (a)	118,400	6,500,160
Internet & Catalog Retail 1.5%
Coldwater Creek, Inc. (a)	62,200	1,953,080
eBay, Inc. (a)	258,003	11,561,114
		13,514,194
Leisure Equipment & Products – 0.4%
Eastman Kodak Co.	135,500	3,247,935
Media – 3.2%
Clear Channel Communications, Inc.	126,300	4,112,328
Clear Channel Outdoor Holding, Inc. Class A	77,500	1,573,250
Lamar Advertising Co. Class A (a)	109,900	5,093,865
News Corp. Class B	199,900	3,126,436
Univision Communications, Inc. Class A (a)	381,300	11,526,699
Walt Disney Co.	103,000	2,567,790
		28,000,368
Multiline Retail – 0.6%
Federated Department Stores, Inc.	45,200	2,912,236
Target Corp.	47,500	2,541,725
		5,453,961
Specialty Retail – 2.9%
Aeropostale, Inc. (a)	188,300	4,683,021
Best Buy Co., Inc.	21,500	1,037,160
Home Depot, Inc.	327,100	13,666,238
Staples, Inc.	263,091	6,077,402
		25,463,821
Textiles, Apparel & Luxury Goods – 0.5%
Fossil, Inc. (a)	167,362	3,337,198
Timberland Co. Class A (a)	41,400	1,369,926
		4,707,124

TOTAL CONSUMER DISCRETIONARY		99,597,628

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER STAPLES 5.0%
Food & Staples Retailing – 2.4%
CVS Corp.	156,300	$ 4,223,226
Wal-Mart Stores, Inc.	344,000	16,704,640
		20,927,866
Food Products 1.4%
Lindt & Spruengli AG	90	1,492,185
Lindt & Spruengli AG (participation certificate)	232	390,828
Nestle SA (Reg.)	36,239	10,748,914
		12,631,927
Household Products – 0.6%
Procter & Gamble Co.	88,600	5,067,034
Tobacco 0.6%
Altria Group, Inc.	80,100	5,830,479

TOTAL CONSUMER STAPLES		44,457,306

ENERGY 10.4%
Energy Equipment & Services – 4.1%
Baker Hughes, Inc.	20,700	1,187,145
BJ Services Co.	85,900	3,148,235
Compagnie Generale de Geophysique SA (a)(d)	14,000	1,254,296
Compagnie Generale de Geophysique SA rights
12/2/05 (a)(d)	14,000	129,556
Halliburton Co.	218,000	13,875,700
National Oilwell Varco, Inc. (a)	105,400	6,389,348
Schlumberger Ltd. (NY Shares)	69,900	6,691,527
Smith International, Inc.	88,900	3,359,531
		36,035,338
Oil, Gas & Consumable Fuels – 6.3%
Amerada Hess Corp.	21,600	2,646,432
Chevron Corp.	47,500	2,722,225
ConocoPhillips	120,300	7,279,353
Exxon Mobil Corp.	200,700	11,646,621
Forest Oil Corp. (a)	67,700	3,033,637
Houston Exploration Co. (a)	24,300	1,328,238
Occidental Petroleum Corp.	54,900	4,353,570
Quicksilver Resources, Inc. (a)	56,100	2,123,946
Range Resources Corp.	32,800	1,221,472
Tesoro Corp.	14,800	815,036
Total SA sponsored ADR (d)	69,900	8,715,831

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
Ultra Petroleum Corp. (a)	24,000	$ 1,290,720
Valero Energy Corp.	88,800	8,542,560
		55,719,641

TOTAL ENERGY		91,754,979

FINANCIALS – 20.7%
Capital Markets 3.2%
Bank of New York Co., Inc.	102,900	3,333,960
GFI Group, Inc.	10,000	445,400
Investors Financial Services Corp.	47,000	1,774,250
Merrill Lynch & Co., Inc.	39,500	2,623,590
State Street Corp.	118,700	6,847,803
UBS AG (NY Shares)	146,600	13,475,472
		28,500,475
Commercial Banks – 4.6%
ABN AMRO Holding NV sponsored ADR	124,600	3,060,176
Bank of America Corp.	410,000	18,814,900
China Construction Bank Corp. (H Shares)	2,840,000	933,897
Finansbank AS	241,300	978,363
HDFC Bank Ltd.	19,879	297,557
Korea Exchange Bank (a)	239,620	3,025,562
Resona Holdings, Inc. (a)	300	968,913
Standard Chartered PLC (United Kingdom)	478,163	10,238,640
State Bank of India	83,497	1,793,794
		40,111,802
Consumer Finance – 1.3%
American Express Co.	229,100	11,780,322
Diversified Financial Services – 3.3%
Indiabulls Financial Services Ltd.	341,954	1,228,397
IntercontinentalExchange, Inc.	53,000	1,711,900
JPMorgan Chase & Co.	684,700	26,189,775
		29,130,072
Insurance – 7.7%
ACE Ltd.	226,200	12,554,100
AMBAC Financial Group, Inc.	64,000	4,908,160
American International Group, Inc.	422,387	28,359,063
Aspen Insurance Holdings Ltd.	18,400	460,552
Endurance Specialty Holdings Ltd.	34,000	1,171,300

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Insurance – continued
Max Re Capital Ltd.	66,200	$ 1,767,540
PartnerRe Ltd.	1,300	88,764
Platinum Underwriters Holdings Ltd.	102,200	3,113,012
Swiss Reinsurance Co. (Reg.)	25,383	1,874,502
XL Capital Ltd. Class A	202,500	13,441,950
		67,738,943
Thrifts & Mortgage Finance – 0.6%
Doral Financial Corp.	149,500	1,509,950
Fannie Mae	35,300	1,696,165
FirstFed Financial Corp., Delaware (a)	8,300	434,422
Washington Mutual, Inc.	43,500	1,791,765
		5,432,302

TOTAL FINANCIALS		182,693,916

HEALTH CARE – 15.6%
Biotechnology – 2.4%
Alnylam Pharmaceuticals, Inc. (a)	23,800	298,928
Cephalon, Inc. (a)	200,400	10,190,340
DUSA Pharmaceuticals, Inc. (a)	93,700	935,126
Invitrogen Corp. (a)	83,100	5,538,615
Protein Design Labs, Inc. (a)	157,400	4,383,590
		21,346,599
Health Care Equipment & Supplies – 2.4%
Baxter International, Inc.	120,400	4,682,356
Conceptus, Inc. (a)	76,250	1,179,588
Cooper Companies, Inc.	95,400	5,227,920
INAMED Corp. (a)	26,500	2,221,760
Inverness Medical Innovations, Inc. (a)	218,400	5,241,600
Millipore Corp. (a)	9,600	613,056
Thermo Electron Corp. (a)	76,100	2,347,685
		21,513,965
Health Care Providers & Services – 3.6%
Aetna, Inc.	56,000	5,179,440
Cardinal Health, Inc.	46,200	2,954,490
Medco Health Solutions, Inc. (a)	64,000	3,433,600
UnitedHealth Group, Inc.	212,500	12,720,250
WellPoint, Inc. (a)	94,900	7,291,167
		31,578,947

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Pharmaceuticals – 7.2%
Allergan, Inc.	18,600	$ 1,860,000
Johnson & Johnson	330,200	20,389,850
Novartis AG sponsored ADR	159,100	8,336,840
Pfizer, Inc.	427,900	9,071,480
Roche Holding AG (participation certificate)	62,932	9,457,629
Teva Pharmaceutical Industries Ltd. sponsored ADR	114,100	4,664,408
Wyeth	222,000	9,226,320
		63,006,527

TOTAL HEALTH CARE		137,446,038

INDUSTRIALS – 14.1%
Aerospace & Defense – 4.3%
Goodrich Corp.	56,700	2,184,084
Honeywell International, Inc.	892,600	32,615,604
United Technologies Corp.	55,400	2,982,736
		37,782,424
Airlines – 0.1%
JetBlue Airways Corp. (a)	4,400	81,136
US Airways Group, Inc. (a)	17,000	571,030
		652,166
Building Products 0.2%
Lennox International, Inc.	77,300	2,257,933
Commercial Services & Supplies – 0.2%
The Brink’s Co.	41,800	1,929,488
Electrical Equipment – 0.1%
Motech Industries, Inc.	64,000	722,770
Industrial Conglomerates – 6.7%
General Electric Co.	1,462,000	52,222,640
Tyco International Ltd.	249,900	7,127,148
		59,349,788
Machinery – 0.5%
Deere & Co.	37,800	2,621,430
ITT Industries, Inc.	17,500	1,903,300
		4,524,730
Road & Rail 1.4%
Norfolk Southern Corp.	275,400	12,183,696

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Trading Companies & Distributors – 0.6%
Watsco, Inc.	58,500	$ 3,670,875
WESCO International, Inc. (a)	42,200	1,761,850
		5,432,725

TOTAL INDUSTRIALS		124,835,720

INFORMATION TECHNOLOGY – 17.7%
Communications Equipment – 1.2%
Nokia Corp. sponsored ADR	278,400	4,755,072
Nortel Networks Corp. (a)	587,600	1,704,040
Research In Motion Ltd. (a)	63,700	3,869,675
		10,328,787
Computers & Peripherals – 4.4%
Apple Computer, Inc. (a)	56,400	3,825,048
Dell, Inc. (a)	724,200	21,841,872
EMC Corp. (a)	863,100	12,022,983
Seagate Technology	57,100	1,080,332
		38,770,235
Electronic Equipment & Instruments – 1.1%
Agilent Technologies, Inc. (a)	266,100	9,489,126
Sunpower Corp. Class A	800	20,000
		9,509,126
Internet Software & Services – 2.3%
Google, Inc. Class A (sub. vtg.) (a)	29,600	11,987,704
Yahoo!, Inc. (a)	200,500	8,066,115
		20,053,819
IT Services – 0.1%
Hewitt Associates, Inc. Class A (a)	50,900	1,306,603
Semiconductors & Semiconductor Equipment – 4.8%
ARM Holdings PLC sponsored ADR	734,700	4,621,263
FormFactor, Inc. (a)	98,600	2,766,716
Holtek Semiconductor, Inc.	187,000	253,868
Intel Corp.	875,700	23,363,676
MEMC Electronic Materials, Inc. (a)	59,100	1,322,658
National Semiconductor Corp.	373,000	9,653,240
		41,981,421
Software 3.8%
Activision, Inc. (a)	160,400	2,134,924
JAMDAT Mobile, Inc. (a)(d)	67,100	1,534,577
See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Software – continued
Microsoft Corp.	911,338	$ 25,253,176
Oracle Corp. (a)	396,500	4,984,005
		33,906,682

TOTAL INFORMATION TECHNOLOGY		155,856,673

MATERIALS 1.0%
Chemicals – 0.8%
Ashland, Inc.	121,500	6,773,625
Lonza Group AG	14,231	806,335
		7,579,960
Metals & Mining – 0.2%
Mittal Steel Co. NV Class A (NY Shares)	51,300	1,415,367

TOTAL MATERIALS		8,995,327

TELECOMMUNICATION SERVICES – 2.9%
Diversified Telecommunication Services – 0.5%
AT&T, Inc.	184,200	4,588,422
Wireless Telecommunication Services – 2.4%
American Tower Corp. Class A (a)	239,500	6,535,955
Nextel Partners, Inc. Class A (a)	88,300	2,339,950
Sprint Nextel Corp.	472,300	11,826,392
		20,702,297

TOTAL TELECOMMUNICATION SERVICES		25,290,719

UTILITIES – 0.8%
Electric Utilities – 0.4%
Exelon Corp.	75,400	3,923,816
Independent Power Producers & Energy Traders – 0.3%
AES Corp. (a)	173,500	2,736,095
Multi-Utilities – 0.1%
Public Service Enterprise Group, Inc.	8,900	558,208

TOTAL UTILITIES		7,218,119

TOTAL COMMON STOCKS
(Cost $837,350,749)		878,146,425

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Money Market Funds 1.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 4.08% (b)	2,239,724	$2,239,724
Fidelity Securities Lending Cash Central Fund,
4.09% (b)(c)	11,383,652	11,383,652
TOTAL MONEY MARKET FUNDS
(Cost $13,623,376)		13,623,376
TOTAL INVESTMENT PORTFOLIO 101.1%
(Cost $850,974,125)		891,769,801

NET OTHER ASSETS – (1.1)%		(9,547,381)
NET ASSETS 100%		$882,222,420

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Includes investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
Fidelity Cash Central Fund	$419,280
Fidelity Securities Lending Cash Central Fund	33,320
Total	$452,600

See accompanying notes which are an integral part of the financial statements.

Annual Report 18

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	85.2%
Switzerland	5.3%
Bermuda	2.2%
United Kingdom	1.7%
France	1.1%
Others (individually less than 1%) .	4.5%
100.0%

Income Tax Information

At November 30, 2005, the fund had a capital loss carryforward of approximately $46,691,494 of which $45,304,664 and $1,386,830 will expire on November 30, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements

Statement of Assets and Liabilities
		November 30, 2005

Assets
Investment in securities, at value (including securities
loaned of $11,057,449) See accompanying
schedule:
Unaffiliated issuers (cost $837,350,749)	$878,146,425
Affiliated Central Funds (cost $13,623,376)	13,623,376
Total Investments (cost $850,974,125)		$891,769,801
Foreign currency held at value (cost $19)		19
Receivable for investments sold		15,204,584
Receivable for fund shares sold		1,367,765
Dividends receivable		1,310,644
Interest receivable		23,040
Prepaid expenses		4,441
Other receivables		90,356
Total assets		909,770,650

Liabilities
Payable for investments purchased	$13,769,473
Payable for fund shares redeemed	1,429,740
Accrued management fee	414,952
Distribution fees payable	230,312
Other affiliated payables	220,563
Other payables and accrued expenses	99,538
Collateral on securities loaned, at value	11,383,652
Total liabilities		27,548,230

Net Assets		$882,222,420
Net Assets consist of:
Paid in capital		$892,888,737
Undistributed net investment income		205,393
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(51,667,653)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		40,795,943
Net Assets		$882,222,420

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Statement of Assets and Liabilities continued
November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($76,059,313 ÷ 4,595,125 shares)	$16.55

Maximum offering price per share (100/94.25 of $16.55)	$17.56
Class T:
Net Asset Value and redemption price per share
($286,738,479 ÷ 17,393,241 shares)	$16.49

Maximum offering price per share (100/96.50 of $16.49)	$17.09
Class B:
Net Asset Value and offering price per share
($77,731,188 ÷ 4,907,989 shares)A	$15.84

Class C:
Net Asset Value and offering price per share
($42,083,924 ÷ 2,662,860 shares)A	$15.80

Institutional Class:
Net Asset Value, offering price and redemption price per
share ($399,609,516 ÷ 23,455,540 shares)	$17.04

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements continued

Statement of Operations
	Year ended November 30, 2005
Investment Income
Dividends		$9,576,767
Interest		1,575
Income from affiliated Central Funds		452,600
Total income		10,030,942

Expenses
Management fee	$4,553,875
Transfer agent fees	2,129,008
Distribution fees	2,687,430
Accounting and security lending fees	293,135
Independent trustees’ compensation	3,586
Custodian fees and expenses	52,309
Registration fees	70,107
Audit	48,615
Legal	4,537
Interest	3,594
Miscellaneous	81,737
Total expenses before reductions	9,927,933
Expense reductions	(457,330)	9,470,603

Net investment income (loss)		560,339
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $60)	118,908,992
Foreign currency transactions	(77,384)
Total net realized gain (loss)		118,831,608
Change in net unrealized appreciation (depreciation) on:
Investment securities	(8,789,255)
Assets and liabilities in foreign currencies	(11,369)
Total change in net unrealized appreciation
(depreciation)		(8,800,624)
Net gain (loss)		110,030,984
Net increase (decrease) in net assets resulting from
operations		$110,591,323

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Statement of Changes in Net Assets
	Year ended	Year ended
	November 30,	November 30,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$560,339	$2,672,712
Net realized gain (loss)	118,831,608	41,985,282
Change in net unrealized appreciation (depreciation) .	(8,800,624)	(3,984,728)
Net increase (decrease) in net assets resulting
from operations	110,591,323	40,673,266
Distributions to shareholders from net investment income .	(3,237,779)	—
Distributions to shareholders from net realized gain	(408,189)	—
Total distributions	(3,645,968)	—
Share transactions - net increase (decrease)	54,279,817	86,892,125
Total increase (decrease) in net assets	161,225,172	127,565,391

Net Assets
Beginning of period	720,997,248	593,431,857
End of period (including undistributed net investment
income of $205,393 and undistributed net invest-
ment income of $3,372,759, respectively)	$882,222,420	$720,997,248

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights Class A
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 14.59	$ 13.64	$ 12.22	$ 14.98	$ 18.19
Income from Investment
Operations
Net investment income (loss)C	01	.07D	.01	— F	.01
Net realized and unrealized
gain (loss)	2.04	.88	1.41	(2.76)	(3.10)
Total from investment operations	2.05	.95	1.42	(2.76)	(3.09)
Distributions from net investment
income	(.08)	—	—	—	—
Distributions from net realized
gain	(.01)	—	—	—	(.12)
Total distributions	(.09)	—	—	—	(.12)
Net asset value, end of period	$ 16.55	$ 14.59	$ 13.64	$ 12.22	$ 14.98
Total ReturnA,B	14.13%	6.96%	11.62%	(18.42)%	(17.11)%
Ratios to Average Net AssetsE
Expenses before reductions	1.25%	1.27%	1.31%	1.30%	1.23%
Expenses net of fee waivers, if
any	1.25%	1.27%	1.31%	1.30%	1.23%
Expenses net of all reductions	1.19%	1.25%	1.25%	1.25%	1.20%
Net investment income (loss)	07%	.47%	.05%	—	.06%
Supplemental Data
Net assets, end of period (000
omitted)	$76,059	$53,531	$45,003	$35,707	$39,364
Portfolio turnover rate	188%	64%	72%	96%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.06 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights Class T
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 14.51	$ 13.59	$ 12.19	$ 14.97	$ 18.22
Income from Investment
Operations
Net investment income (loss)C	(.01)	.05D	(.01)	(.02)	(.02)
Net realized and unrealized
gain (loss)	2.04	.87	1.41	(2.76)	(3.11)
Total from investment operations	2.03	.92	1.40	(2.78)	(3.13)
Distributions from net investment
income	(.04)	—	—	—	—
Distributions from net realized
gain	(.01)	—	—	—	(.12)
Total distributions	(.05)	—	—	—	(.12)
Net asset value, end of period	$ 16.49	$ 14.51	$ 13.59	$ 12.19	$ 14.97
Total ReturnA,B	14.03%	6.77%	11.48%	(18.57)%	(17.30)%
Ratios to Average Net AssetsE
Expenses before reductions	1.40%	1.41%	1.45%	1.44%	1.39%
Expenses net of fee waivers, if
any	1.40%	1.41%	1.45%	1.44%	1.39%
Expenses net of all reductions	1.34%	1.39%	1.40%	1.39%	1.36%
Net investment income (loss)	(.08)%	.33%	(.10)%	(.14)%	(.10)%
Supplemental Data
Net assets, end of period (000
omitted)	$286,738	$276,257	$274,805	$232,814	$325,846
Portfolio turnover rate	188%	64%	72%	96%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.06 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights Class B
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 13.98	$ 13.17	$ 11.89	$ 14.68	$ 17.97
Income from Investment
Operations
Net investment income (loss)C	(.10)	(.04)D	(.08)	(.10)	(.11)
Net realized and unrealized
gain (loss)	1.96	.85	1.36	(2.69)	(3.06)
Total from investment operations	1.86	.81	1.28	(2.79)	(3.17)
Distributions from net realized
gain	—	—	—	—	(.12)
Net asset value, end of period	$ 15.84	$ 13.98	$ 13.17	$ 11.89	$ 14.68
Total ReturnA,B	13.30%	6.15%	10.77%	(19.01)%	(17.76)%
Ratios to Average Net AssetsE
Expenses before reductions	2.00%	2.11%	2.12%	2.08%	1.98%
Expenses net of fee waivers, if
any	1.99%	2.05%	2.05%	2.05%	1.98%
Expenses net of all reductions	1.93%	2.03%	2.00%	1.99%	1.94%
Net investment income (loss)	(.67)%	(.31)%	(.70)%	(.75)%	(.69)%
Supplemental Data
Net assets, end of period (000
omitted)	$77,731	$83,728	$88,320	$84,325	$122,920
Portfolio turnover rate	188%	64%	72%	96%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.06 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights Class C
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 13.95	$ 13.14	$ 11.86	$ 14.64	$ 17.92
Income from Investment
Operations
Net investment income (loss)C	(.10)	(.04)D	(.08)	(.09)	(.10)
Net realized and unrealized
gain (loss)	1.95	.85	1.36	(2.69)	(3.06)
Total from investment operations	1.85	.81	1.28	(2.78)	(3.16)
Distributions from net realized
gain	—	—	—	—	(.12)
Net asset value, end of period	$ 15.80	$ 13.95	$ 13.14	$ 11.86	$ 14.64
Total ReturnA,B	13.26%	6.16%	10.79%	(18.99)%	(17.76)%
Ratios to Average Net AssetsE
Expenses before reductions	1.99%	2.02%	2.03%	2.02%	1.95%
Expenses net of fee waivers, if
any	1.99%	2.02%	2.03%	2.02%	1.95%
Expenses net of all reductions	1.94%	2.00%	1.98%	1.96%	1.91%
Net investment income (loss)	(.68)%	(.28)%	(.68)%	(.71)%	(.65)%
Supplemental Data
Net assets, end of period (000
omitted)	$42,084	$39,969	$40,426	$36,307	$50,216
Portfolio turnover rate	188%	64%	72%	96%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.06 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights Institutional Class
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 15.00	$ 13.97	$ 12.47	$ 15.22	$ 18.41
Income from Investment
Operations
Net investment income (loss)B	07	.12C	.06	.06	.07
Net realized and unrealized
gain (loss)	2.10	.91	1.44	(2.81)	(3.14)
Total from investment operations	2.17	1.03	1.50	(2.75)	(3.07)
Distributions from net investment
income	(.12)	—	—	—	—
Distributions from net realized
gain	(.01)	—	—	—	(.12)
Total distributions	(.13)	—	—	—	(.12)
Net asset value, end of period	$ 17.04	$ 15.00	$ 13.97	$ 12.47	$ 15.22
Total ReturnA	14.58%	7.37%	12.03%	(18.07)%	(16.79)%
Ratios to Average Net AssetsD
Expenses before reductions	87%	.93%	.89%	.88%	.85%
Expenses net of fee waivers, if
any	87%	.93%	.89%	.88%	.85%
Expenses net of all reductions	82%	.91%	.84%	.82%	.82%
Net investment income (loss)	44%	.81%	.46%	.43%	.44%
Supplemental Data
Net assets, end of period (000
omitted)	$399,610	$267,512	$144,877	$73,313	$23,495
Portfolio turnover rate	188%	64%	72%	96%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Investment income per share reflects a special dividend which amounted to $.06 per share.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Notes to Financial Statements

For the period ended November 30, 2005

1. Significant Accounting Policies.

Fidelity Advisor Large Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of

29 Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued
Security Valuation - continued

the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

30

1. Significant Accounting Policies continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation		$57,102,550
Unrealized depreciation		(21,297,537)
Net unrealized appreciation (depreciation)		35,805,013
Undistributed ordinary income		220,545
Capital loss carryforward		(46,691,494)

Cost for federal income tax purposes		$855,964,788

The tax character of distributions paid was as follows:
	November 30, 2005	November 30, 2004
Ordinary Income	$3,645,968	$—

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with

31 Annual Report

Notes to Financial Statements continued

2. Operating Policies continued

Repurchase Agreements continued institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $1,530,795,853 and $1,469,405,711, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$156,238	$192
Class T	25%	.25%	1,362,172	3,672
Class B	75%	.25%	782,130	586,933
Class C	75%	.25%	386,890	31,217
			$2,687,430	$622,014

Annual Report

32

4. Fees and Other Transactions with Affiliates continued

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$39,432
Class T	24,903
Class B*	185,168
Class C*	3,089
$252,592

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$222,060.36
Class T	694,067.25
Class B	280,596.36
Class C	136,212.35
Institutional Class	796,073.23

	$2,129,008

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

33 Annual Report

Notes to Financial Statements continued
4. Fees and Other Transactions with Affiliates continued

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $32,190 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. The fund’s activity in this program during the period was as follows:

			Interest Earned
Borrower	Average Daily Loan	Weighted Average	(included in
or Lender	Balance	Interest Rate	interest income)	Interest Expense
Borrower	$6,240,333	3.46%	—	$3,594

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities.

Annual Report

34

6. Security Lending continued

Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $33,320.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser
Class B	2.05 - 2.00%*	$ 11,215
* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $446,115 for the period.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

35 Annual Report

Notes to Financial Statements continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows :
Years ended November 30,			2005	2004
From net investment income
Class A			$307,209	$—
Class T			753,438	—
Institutional Class			2,177,132	—
Total			$3,237,779	$—
From net realized gain
Class A			$38,401	$—
Class T			188,360	—
Institutional Class			181,428	—
Total			$408,189	$—

10. Share Transactions.

Transactions for each class of shares were as follows:
	Shares			Dollars
Years ended November 30,	2005	2004	2005	2004
Class A
Shares sold	1,960,181	1,821,235	$29,525,801	$25,867,196
Reinvestment of distributions	22,049	—	323,020	—
Shares redeemed	(1,056,787)	(1,450,868)	(15,824,630)	(20,651,232)
Net increase (decrease)	925,443	370,367	$14,024,191	$5,215,964
Class T
Shares sold	2,889,022	2,864,515	$43,119,852	$40,549,937
Reinvestment of distributions	63,147	—	922,577	—
Shares redeemed	(4,595,968)	(4,050,393)	(68,811,068)	(56,996,817)
Net increase (decrease)	(1,643,799)	(1,185,878)	$(24,768,639)	$(16,446,880)
Class B
Shares sold	625,953	993,224	$8,972,962	$13,565,212
Shares redeemed	(1,708,982)	(1,708,013)	(24,559,932)	(23,186,630)
Net increase (decrease)	(1,083,029)	(714,789)	$(15,586,970)	$(9,621,418)
Class C
Shares sold	710,843	657,915	$10,452,490	$8,964,191
Shares redeemed	(913,877)	(868,491)	(13,075,419)	(11,807,719)
Net increase (decrease)	(203,034)	(210,576)	$(2,622,929)	$(2,843,528)
Institutional Class
Shares sold	9,375,195	12,715,758	$142,254,465	$ 185,082,428
Reinvestment of distributions	145,755	—	2,190,692	—
Shares redeemed	(3,905,156)	(5,243,253)	(61,210,993)	(74,494,441)
Net increase (decrease)	5,615,794	7,472,505	$83,234,164	$110,587,987

Annual Report

36

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advi sor Large Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Large Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial state ments and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of November 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Large Cap Fund as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial high lights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts January 17, 2006

37 Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1 877 208 0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Annual Report

38

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Large Cap (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Opera tions and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held vari ous financial and management positions including Chief Financial Offi cer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). Dur ing his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Annual Report

40

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Annual Report

42

Name, Age; Principal Occupation William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

43 Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Large Cap (2005 present). Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Large Cap. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Man agement & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Large Cap. Mr. Fross also serves as As sistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Annual Report

44

Name, Age; Principal Occupation Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Large Cap. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Large Cap. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Manage ment Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Large Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Op erating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Large Cap. Mr. Hebble also serves as Dep uty Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Large Cap. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Large Cap. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Tem pleton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Large Cap. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s de partment of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accoun tant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Large Cap. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1996

Assistant Treasurer of Advisor Large Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Large Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Large Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Annual Report

46

Name, Age; Principal Occupation Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Large Cap. Mr. Ryan also serves as Assis tant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Large Cap. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most re cently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

47 Annual Report

Distributions

Class A and Class T designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Class A and Class T designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

48

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000
Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000

	# of	% of
	Votes	Votes

Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Large Cap Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Annual Report

50

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

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52

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the fourth quartile for the one year period and the third quartile for the three and five year peri ods. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time. The Board considered that the variations in perfor mance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund’s disappointing performance.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups”

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

Annual Report 54

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institu tional Class ranked below its competitive median for 2004, and the total expenses of Class T ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the

Annual Report

56

group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

57 Annual Report

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58

59 Annual Report

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60

61 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
Brown Brothers Harriman & Co.
Boston, MA

LC UANN-0106 1.786691.102

Fidelity® Advisor Large Cap Fund - Institutional Class

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	10	A complete list of the fund’s investments
		with their market values.
Financial Statements	19	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	28	Notes to the financial statements.
Report of Independent	36
Registered Public
Accounting Firm
Trustees and Officers	37
Distributions	47
Proxy Voting Results	48
Board Approval of	49
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of perfor mance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Life of
	year	years	fundA
Institutional Class	14.58%	1.24%	7.51%
A From February 20, 1996.
$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Large Cap Fund Institutional Class on February 20, 1996, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor’s 500SM Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from Matthew Fruhan, who became Portfolio Manager of Fidelity® Advisor Large Cap Fund on October 31, 2005

Numerous events unfolded during the 12 month period ending November 30, 2005, that had major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, significantly increasing energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index, the NASDAQ Composite® Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44%, the NASDAQ® rose 7.28% and the Dow advanced 6.07%, approaching the 11,000 threshold for the first time since 2001.

During the past year, the fund’s Institutional Class shares returned 14.58%, outpacing both the LipperSM Growth Funds Average, which gained 9.91%, and the S&P 500. The fund’s overweighting of strong performing energy stocks provided a big boost versus the index. Security selection in industrials and industry positioning within financials and consumer discretionary also contributed. Conversely, underweighting surging utilities stocks curbed our upside a bit. Individual standouts included oil field service companies Halliburton and Schlumberger, independent refiner Valero Energy and Occidental Petroleum, an oil and gas production company. The top relative contributor was Internet search firm Google, which is not a component of the S&P 500, and consistently surpassed earnings expectations. Other notable gainers included Robert Half International, which provides staffing services, and insurer American International Group. The investment in Robert Half was sold. Holdings that detracted from performance included computer company Dell, which had difficulty increasing revenues, and biotechnology company Biogen Idec, which fell after the disclo sure of problems with Tysabri, a drug under development for the treatment of multiple sclerosis. The position in Biogen Idec was eliminated. Not owning technology company Hewlett Packard and underweighting Altria Group two index components also held back relative results, as both companies performed well.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

7 Annual Report

Shareholder Expense Example continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005
	June 1, 2005	November 30, 2005	to November 30, 2005
Class A
Actual	$1,000.00	$1,134.30	$6.69
HypotheticalA	$1,000.00	$1,018.80	$6.33
Class T
Actual	$1,000.00	$1,133.30	$7.43
HypotheticalA	$1,000.00	$1,018.10	$7.03
Class B
Actual	$1,000.00	$1,129.80	$10.62
HypotheticalA	$1,000.00	$1,015.09	$10.05
Class C
Actual	$1,000.00	$1,129.40	$10.62
HypotheticalA	$1,000.00	$1,015.09	$10.05
Institutional Class
Actual	$1,000.00	$1,136.00	$4.87
HypotheticalA	$1,000.00	$1,020.51	$4.61

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.25%
Class T	1.39%
Class B	1.99%
Class C	1.99%
Institutional Class	91%

Annual Report

8

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
General Electric Co.	5.9	5.3
Honeywell International, Inc.	3.7	2.0
American International Group, Inc.	3.2	8.4
JPMorgan Chase & Co.	3.0	0.0
Microsoft Corp.	2.8	4.2
Intel Corp.	2.7	2.6
Dell, Inc.	2.5	3.0
Johnson & Johnson	2.3	0.0
Bank of America Corp.	2.1	0.0
Wal Mart Stores, Inc.	1.9	2.8
	30.1
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	20.7	23.7
Information Technology	17.7	23.4
Health Care	15.6	9.3
Industrials	14.1	13.3
Consumer Discretionary	11.3	12.9

9 Annual Report

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 99.5%

	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – 11.3%
Diversified Consumer Services – 1.5%
Apollo Group, Inc. Class A (a)	136,240	$9,700,288
Bright Horizons Family Solutions, Inc. (a)	85,070	3,009,777
		12,710,065
Hotels, Restaurants & Leisure 0.7%
Red Robin Gourmet Burgers, Inc. (a)	118,400	6,500,160
Internet & Catalog Retail 1.5%
Coldwater Creek, Inc. (a)	62,200	1,953,080
eBay, Inc. (a)	258,003	11,561,114
		13,514,194
Leisure Equipment & Products – 0.4%
Eastman Kodak Co.	135,500	3,247,935
Media – 3.2%
Clear Channel Communications, Inc.	126,300	4,112,328
Clear Channel Outdoor Holding, Inc. Class A	77,500	1,573,250
Lamar Advertising Co. Class A (a)	109,900	5,093,865
News Corp. Class B	199,900	3,126,436
Univision Communications, Inc. Class A (a)	381,300	11,526,699
Walt Disney Co.	103,000	2,567,790
		28,000,368
Multiline Retail – 0.6%
Federated Department Stores, Inc.	45,200	2,912,236
Target Corp.	47,500	2,541,725
		5,453,961
Specialty Retail – 2.9%
Aeropostale, Inc. (a)	188,300	4,683,021
Best Buy Co., Inc.	21,500	1,037,160
Home Depot, Inc.	327,100	13,666,238
Staples, Inc.	263,091	6,077,402
		25,463,821
Textiles, Apparel & Luxury Goods – 0.5%
Fossil, Inc. (a)	167,362	3,337,198
Timberland Co. Class A (a)	41,400	1,369,926
		4,707,124

TOTAL CONSUMER DISCRETIONARY		99,597,628

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER STAPLES 5.0%
Food & Staples Retailing – 2.4%
CVS Corp.	156,300	$ 4,223,226
Wal-Mart Stores, Inc.	344,000	16,704,640
		20,927,866
Food Products 1.4%
Lindt & Spruengli AG	90	1,492,185
Lindt & Spruengli AG (participation certificate)	232	390,828
Nestle SA (Reg.)	36,239	10,748,914
		12,631,927
Household Products – 0.6%
Procter & Gamble Co.	88,600	5,067,034
Tobacco 0.6%
Altria Group, Inc.	80,100	5,830,479

TOTAL CONSUMER STAPLES		44,457,306

ENERGY 10.4%
Energy Equipment & Services – 4.1%
Baker Hughes, Inc.	20,700	1,187,145
BJ Services Co.	85,900	3,148,235
Compagnie Generale de Geophysique SA (a)(d)	14,000	1,254,296
Compagnie Generale de Geophysique SA rights
12/2/05 (a)(d)	14,000	129,556
Halliburton Co.	218,000	13,875,700
National Oilwell Varco, Inc. (a)	105,400	6,389,348
Schlumberger Ltd. (NY Shares)	69,900	6,691,527
Smith International, Inc.	88,900	3,359,531
		36,035,338
Oil, Gas & Consumable Fuels – 6.3%
Amerada Hess Corp.	21,600	2,646,432
Chevron Corp.	47,500	2,722,225
ConocoPhillips	120,300	7,279,353
Exxon Mobil Corp.	200,700	11,646,621
Forest Oil Corp. (a)	67,700	3,033,637
Houston Exploration Co. (a)	24,300	1,328,238
Occidental Petroleum Corp.	54,900	4,353,570
Quicksilver Resources, Inc. (a)	56,100	2,123,946
Range Resources Corp.	32,800	1,221,472
Tesoro Corp.	14,800	815,036
Total SA sponsored ADR (d)	69,900	8,715,831

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
Ultra Petroleum Corp. (a)	24,000	$ 1,290,720
Valero Energy Corp.	88,800	8,542,560
		55,719,641

TOTAL ENERGY		91,754,979

FINANCIALS – 20.7%
Capital Markets 3.2%
Bank of New York Co., Inc.	102,900	3,333,960
GFI Group, Inc.	10,000	445,400
Investors Financial Services Corp.	47,000	1,774,250
Merrill Lynch & Co., Inc.	39,500	2,623,590
State Street Corp.	118,700	6,847,803
UBS AG (NY Shares)	146,600	13,475,472
		28,500,475
Commercial Banks – 4.6%
ABN AMRO Holding NV sponsored ADR	124,600	3,060,176
Bank of America Corp.	410,000	18,814,900
China Construction Bank Corp. (H Shares)	2,840,000	933,897
Finansbank AS	241,300	978,363
HDFC Bank Ltd.	19,879	297,557
Korea Exchange Bank (a)	239,620	3,025,562
Resona Holdings, Inc. (a)	300	968,913
Standard Chartered PLC (United Kingdom)	478,163	10,238,640
State Bank of India	83,497	1,793,794
		40,111,802
Consumer Finance – 1.3%
American Express Co.	229,100	11,780,322
Diversified Financial Services – 3.3%
Indiabulls Financial Services Ltd.	341,954	1,228,397
IntercontinentalExchange, Inc.	53,000	1,711,900
JPMorgan Chase & Co.	684,700	26,189,775
		29,130,072
Insurance – 7.7%
ACE Ltd.	226,200	12,554,100
AMBAC Financial Group, Inc.	64,000	4,908,160
American International Group, Inc.	422,387	28,359,063
Aspen Insurance Holdings Ltd.	18,400	460,552
Endurance Specialty Holdings Ltd.	34,000	1,171,300

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Insurance – continued
Max Re Capital Ltd.	66,200	$ 1,767,540
PartnerRe Ltd.	1,300	88,764
Platinum Underwriters Holdings Ltd.	102,200	3,113,012
Swiss Reinsurance Co. (Reg.)	25,383	1,874,502
XL Capital Ltd. Class A	202,500	13,441,950
		67,738,943
Thrifts & Mortgage Finance – 0.6%
Doral Financial Corp.	149,500	1,509,950
Fannie Mae	35,300	1,696,165
FirstFed Financial Corp., Delaware (a)	8,300	434,422
Washington Mutual, Inc.	43,500	1,791,765
		5,432,302

TOTAL FINANCIALS		182,693,916

HEALTH CARE – 15.6%
Biotechnology – 2.4%
Alnylam Pharmaceuticals, Inc. (a)	23,800	298,928
Cephalon, Inc. (a)	200,400	10,190,340
DUSA Pharmaceuticals, Inc. (a)	93,700	935,126
Invitrogen Corp. (a)	83,100	5,538,615
Protein Design Labs, Inc. (a)	157,400	4,383,590
		21,346,599
Health Care Equipment & Supplies – 2.4%
Baxter International, Inc.	120,400	4,682,356
Conceptus, Inc. (a)	76,250	1,179,588
Cooper Companies, Inc.	95,400	5,227,920
INAMED Corp. (a)	26,500	2,221,760
Inverness Medical Innovations, Inc. (a)	218,400	5,241,600
Millipore Corp. (a)	9,600	613,056
Thermo Electron Corp. (a)	76,100	2,347,685
		21,513,965
Health Care Providers & Services – 3.6%
Aetna, Inc.	56,000	5,179,440
Cardinal Health, Inc.	46,200	2,954,490
Medco Health Solutions, Inc. (a)	64,000	3,433,600
UnitedHealth Group, Inc.	212,500	12,720,250
WellPoint, Inc. (a)	94,900	7,291,167
		31,578,947

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Pharmaceuticals – 7.2%
Allergan, Inc.	18,600	$ 1,860,000
Johnson & Johnson	330,200	20,389,850
Novartis AG sponsored ADR	159,100	8,336,840
Pfizer, Inc.	427,900	9,071,480
Roche Holding AG (participation certificate)	62,932	9,457,629
Teva Pharmaceutical Industries Ltd. sponsored ADR	114,100	4,664,408
Wyeth	222,000	9,226,320
		63,006,527

TOTAL HEALTH CARE		137,446,038

INDUSTRIALS – 14.1%
Aerospace & Defense – 4.3%
Goodrich Corp.	56,700	2,184,084
Honeywell International, Inc.	892,600	32,615,604
United Technologies Corp.	55,400	2,982,736
		37,782,424
Airlines – 0.1%
JetBlue Airways Corp. (a)	4,400	81,136
US Airways Group, Inc. (a)	17,000	571,030
		652,166
Building Products 0.2%
Lennox International, Inc.	77,300	2,257,933
Commercial Services & Supplies – 0.2%
The Brink’s Co.	41,800	1,929,488
Electrical Equipment – 0.1%
Motech Industries, Inc.	64,000	722,770
Industrial Conglomerates – 6.7%
General Electric Co.	1,462,000	52,222,640
Tyco International Ltd.	249,900	7,127,148
		59,349,788
Machinery – 0.5%
Deere & Co.	37,800	2,621,430
ITT Industries, Inc.	17,500	1,903,300
		4,524,730
Road & Rail 1.4%
Norfolk Southern Corp.	275,400	12,183,696

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Trading Companies & Distributors – 0.6%
Watsco, Inc.	58,500	$ 3,670,875
WESCO International, Inc. (a)	42,200	1,761,850
		5,432,725

TOTAL INDUSTRIALS		124,835,720

INFORMATION TECHNOLOGY – 17.7%
Communications Equipment – 1.2%
Nokia Corp. sponsored ADR	278,400	4,755,072
Nortel Networks Corp. (a)	587,600	1,704,040
Research In Motion Ltd. (a)	63,700	3,869,675
		10,328,787
Computers & Peripherals – 4.4%
Apple Computer, Inc. (a)	56,400	3,825,048
Dell, Inc. (a)	724,200	21,841,872
EMC Corp. (a)	863,100	12,022,983
Seagate Technology	57,100	1,080,332
		38,770,235
Electronic Equipment & Instruments – 1.1%
Agilent Technologies, Inc. (a)	266,100	9,489,126
Sunpower Corp. Class A	800	20,000
		9,509,126
Internet Software & Services – 2.3%
Google, Inc. Class A (sub. vtg.) (a)	29,600	11,987,704
Yahoo!, Inc. (a)	200,500	8,066,115
		20,053,819
IT Services – 0.1%
Hewitt Associates, Inc. Class A (a)	50,900	1,306,603
Semiconductors & Semiconductor Equipment – 4.8%
ARM Holdings PLC sponsored ADR	734,700	4,621,263
FormFactor, Inc. (a)	98,600	2,766,716
Holtek Semiconductor, Inc.	187,000	253,868
Intel Corp.	875,700	23,363,676
MEMC Electronic Materials, Inc. (a)	59,100	1,322,658
National Semiconductor Corp.	373,000	9,653,240
		41,981,421
Software 3.8%
Activision, Inc. (a)	160,400	2,134,924
JAMDAT Mobile, Inc. (a)(d)	67,100	1,534,577

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Software – continued
Microsoft Corp.	911,338	$ 25,253,176
Oracle Corp. (a)	396,500	4,984,005
		33,906,682

TOTAL INFORMATION TECHNOLOGY		155,856,673

MATERIALS 1.0%
Chemicals – 0.8%
Ashland, Inc.	121,500	6,773,625
Lonza Group AG	14,231	806,335
		7,579,960
Metals & Mining – 0.2%
Mittal Steel Co. NV Class A (NY Shares)	51,300	1,415,367

TOTAL MATERIALS		8,995,327

TELECOMMUNICATION SERVICES – 2.9%
Diversified Telecommunication Services – 0.5%
AT&T, Inc.	184,200	4,588,422
Wireless Telecommunication Services – 2.4%
American Tower Corp. Class A (a)	239,500	6,535,955
Nextel Partners, Inc. Class A (a)	88,300	2,339,950
Sprint Nextel Corp.	472,300	11,826,392
		20,702,297

TOTAL TELECOMMUNICATION SERVICES		25,290,719

UTILITIES – 0.8%
Electric Utilities – 0.4%
Exelon Corp.	75,400	3,923,816
Independent Power Producers & Energy Traders – 0.3%
AES Corp. (a)	173,500	2,736,095
Multi-Utilities – 0.1%
Public Service Enterprise Group, Inc.	8,900	558,208

TOTAL UTILITIES		7,218,119

TOTAL COMMON STOCKS
(Cost $837,350,749)		878,146,425

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Money Market Funds 1.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 4.08% (b)	2,239,724	$2,239,724
Fidelity Securities Lending Cash Central Fund,
4.09% (b)(c)	11,383,652	11,383,652
TOTAL MONEY MARKET FUNDS
(Cost $13,623,376)		13,623,376
TOTAL INVESTMENT PORTFOLIO 101.1%
(Cost $850,974,125)		891,769,801

NET OTHER ASSETS – (1.1)%		(9,547,381)
NET ASSETS 100%		$882,222,420

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Includes investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
Fidelity Cash Central Fund	$419,280
Fidelity Securities Lending Cash Central Fund	33,320
Total	$452,600

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	85.2%
Switzerland	5.3%
Bermuda	2.2%
United Kingdom	1.7%
France	1.1%
Others (individually less than 1%) .	4.5%
100.0%

Income Tax Information

At November 30, 2005, the fund had a capital loss carryforward of approximately $46,691,494 of which $45,304,664 and $1,386,830 will expire on November 30, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report 18

Financial Statements

Statement of Assets and Liabilities
		November 30, 2005

Assets
Investment in securities, at value (including securities
loaned of $11,057,449) See accompanying
schedule:
Unaffiliated issuers (cost $837,350,749)	$878,146,425
Affiliated Central Funds (cost $13,623,376)	13,623,376
Total Investments (cost $850,974,125)		$891,769,801
Foreign currency held at value (cost $19)		19
Receivable for investments sold		15,204,584
Receivable for fund shares sold		1,367,765
Dividends receivable		1,310,644
Interest receivable		23,040
Prepaid expenses		4,441
Other receivables		90,356
Total assets		909,770,650

Liabilities
Payable for investments purchased	$13,769,473
Payable for fund shares redeemed	1,429,740
Accrued management fee	414,952
Distribution fees payable	230,312
Other affiliated payables	220,563
Other payables and accrued expenses	99,538
Collateral on securities loaned, at value	11,383,652
Total liabilities		27,548,230

Net Assets		$882,222,420
Net Assets consist of:
Paid in capital		$892,888,737
Undistributed net investment income		205,393
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(51,667,653)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		40,795,943
Net Assets		$882,222,420

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements continued

Statement of Assets and Liabilities continued
November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($76,059,313 ÷ 4,595,125 shares)	$16.55
Maximum offering price per share (100/94.25 of $16.55)	$17.56
Class T:
Net Asset Value and redemption price per share
($286,738,479 ÷ 17,393,241 shares)	$16.49
Maximum offering price per share (100/96.50 of $16.49)	$17.09
Class B:
Net Asset Value and offering price per share
($77,731,188 ÷ 4,907,989 shares)A	$15.84
Class C:
Net Asset Value and offering price per share
($42,083,924 ÷ 2,662,860 shares)A	$15.80
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($399,609,516 ÷ 23,455,540 shares)	$17.04

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 20

Statement of Operations
	Year ended November 30, 2005
Investment Income
Dividends		$9,576,767
Interest		1,575
Income from affiliated Central Funds		452,600
Total income		10,030,942

Expenses
Management fee	$4,553,875
Transfer agent fees	2,129,008
Distribution fees	2,687,430
Accounting and security lending fees	293,135
Independent trustees’ compensation	3,586
Custodian fees and expenses	52,309
Registration fees	70,107
Audit	48,615
Legal	4,537
Interest	3,594
Miscellaneous	81,737
Total expenses before reductions	9,927,933
Expense reductions	(457,330)	9,470,603

Net investment income (loss)		560,339
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $60)	118,908,992
Foreign currency transactions	(77,384)
Total net realized gain (loss)		118,831,608
Change in net unrealized appreciation (depreciation) on:
Investment securities	(8,789,255)
Assets and liabilities in foreign currencies	(11,369)
Total change in net unrealized appreciation
(depreciation)		(8,800,624)
Net gain (loss)		110,030,984
Net increase (decrease) in net assets resulting from
operations		$110,591,323

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
	Year ended	Year ended
	November 30,	November 30,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$560,339	$2,672,712
Net realized gain (loss)	118,831,608	41,985,282
Change in net unrealized appreciation (depreciation) .	(8,800,624)	(3,984,728)
Net increase (decrease) in net assets resulting
from operations	110,591,323	40,673,266
Distributions to shareholders from net investment income .	(3,237,779)	—
Distributions to shareholders from net realized gain	(408,189)	—
Total distributions	(3,645,968)	—
Share transactions - net increase (decrease)	54,279,817	86,892,125
Total increase (decrease) in net assets	161,225,172	127,565,391

Net Assets
Beginning of period	720,997,248	593,431,857
End of period (including undistributed net investment
income of $205,393 and undistributed net invest-
ment income of $3,372,759, respectively)	$882,222,420	$720,997,248

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Highlights Class A
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 14.59	$ 13.64	$ 12.22	$ 14.98	$ 18.19
Income from Investment
Operations
Net investment income (loss)C	01	.07D	.01	—F	.01
Net realized and unrealized
gain (loss)	2.04	.88	1.41	(2.76)	(3.10)
Total from investment operations	2.05	.95	1.42	(2.76)	(3.09)
Distributions from net investment
income	(.08)	—	—	—	—
Distributions from net realized
gain	(.01)	—	—	—	(.12)
Total distributions	(.09)	—	—	—	(.12)
Net asset value, end of period	$ 16.55	$ 14.59	$ 13.64	$ 12.22	$ 14.98
Total ReturnA,B	14.13%	6.96%	11.62%	(18.42)%	(17.11)%
Ratios to Average Net AssetsE
Expenses before reductions	1.25%	1.27%	1.31%	1.30%	1.23%
Expenses net of fee waivers, if
any	1.25%	1.27%	1.31%	1.30%	1.23%
Expenses net of all reductions	1.19%	1.25%	1.25%	1.25%	1.20%
Net investment income (loss)	07%	.47%	.05%	—	.06%
Supplemental Data
Net assets, end of period (000
omitted)	$76,059	$53,531	$45,003	$35,707	$39,364
Portfolio turnover rate	188%	64%	72%	96%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.06 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights Class T
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 14.51	$ 13.59	$ 12.19	$ 14.97	$ 18.22
Income from Investment
Operations
Net investment income (loss)C	(.01)	.05D	(.01)	(.02)	(.02)
Net realized and unrealized
gain (loss)	2.04	.87	1.41	(2.76)	(3.11)
Total from investment operations	2.03	.92	1.40	(2.78)	(3.13)
Distributions from net investment
income	(.04)	—	—	—	—
Distributions from net realized
gain	(.01)	—	—	—	(.12)
Total distributions	(.05)	—	—	—	(.12)
Net asset value, end of period	$ 16.49	$ 14.51	$ 13.59	$ 12.19	$ 14.97
Total ReturnA,B	14.03%	6.77%	11.48%	(18.57)%	(17.30)%
Ratios to Average Net AssetsE
Expenses before reductions	1.40%	1.41%	1.45%	1.44%	1.39%
Expenses net of fee waivers, if
any	1.40%	1.41%	1.45%	1.44%	1.39%
Expenses net of all reductions	1.34%	1.39%	1.40%	1.39%	1.36%
Net investment income (loss)	(.08)%	.33%	(.10)%	(.14)%	(.10)%
Supplemental Data
Net assets, end of period (000
omitted)	$286,738	$276,257	$274,805	$232,814	$325,846
Portfolio turnover rate	188%	64%	72%	96%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.06 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights Class B
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 13.98	$ 13.17	$ 11.89	$ 14.68	$ 17.97
Income from Investment
Operations
Net investment income (loss)C	(.10)	(.04)D	(.08)	(.10)	(.11)
Net realized and unrealized
gain (loss)	1.96	.85	1.36	(2.69)	(3.06)
Total from investment operations	1.86	.81	1.28	(2.79)	(3.17)
Distributions from net realized
gain	—	—	—	—	(.12)
Net asset value, end of period	$ 15.84	$ 13.98	$ 13.17	$ 11.89	$ 14.68
Total ReturnA,B	13.30%	6.15%	10.77%	(19.01)%	(17.76)%
Ratios to Average Net AssetsE
Expenses before reductions	2.00%	2.11%	2.12%	2.08%	1.98%
Expenses net of fee waivers, if
any	1.99%	2.05%	2.05%	2.05%	1.98%
Expenses net of all reductions	1.93%	2.03%	2.00%	1.99%	1.94%
Net investment income (loss)	(.67)%	(.31)%	(.70)%	(.75)%	(.69)%
Supplemental Data
Net assets, end of period (000
omitted)	$77,731	$83,728	$88,320	$84,325	$122,920
Portfolio turnover rate	188%	64%	72%	96%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.06 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights Class C
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 13.95	$ 13.14	$ 11.86	$ 14.64	$ 17.92
Income from Investment
Operations
Net investment income (loss)C	(.10)	(.04)D	(.08)	(.09)	(.10)
Net realized and unrealized
gain (loss)	1.95	.85	1.36	(2.69)	(3.06)
Total from investment operations	1.85	.81	1.28	(2.78)	(3.16)
Distributions from net realized
gain	—	—	—	—	(.12)
Net asset value, end of period	$ 15.80	$ 13.95	$ 13.14	$ 11.86	$ 14.64
Total ReturnA,B	13.26%	6.16%	10.79%	(18.99)%	(17.76)%
Ratios to Average Net AssetsE
Expenses before reductions	1.99%	2.02%	2.03%	2.02%	1.95%
Expenses net of fee waivers, if
any	1.99%	2.02%	2.03%	2.02%	1.95%
Expenses net of all reductions	1.94%	2.00%	1.98%	1.96%	1.91%
Net investment income (loss)	(.68)%	(.28)%	(.68)%	(.71)%	(.65)%
Supplemental Data
Net assets, end of period (000
omitted)	$42,084	$39,969	$40,426	$36,307	$50,216
Portfolio turnover rate	188%	64%	72%	96%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.06 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights Institutional Class
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 15.00	$ 13.97	$ 12.47	$ 15.22	$ 18.41
Income from Investment
Operations
Net investment income (loss)B	07	.12C	.06	.06	.07
Net realized and unrealized
gain (loss)	2.10	.91	1.44	(2.81)	(3.14)
Total from investment operations	2.17	1.03	1.50	(2.75)	(3.07)
Distributions from net investment
income	(.12)	—	—	—	—
Distributions from net realized
gain	(.01)	—	—	—	(.12)
Total distributions	(.13)	—	—	—	(.12)
Net asset value, end of period	$ 17.04	$ 15.00	$ 13.97	$ 12.47	$ 15.22
Total ReturnA	14.58%	7.37%	12.03%	(18.07)%	(16.79)%
Ratios to Average Net AssetsD
Expenses before reductions	87%	.93%	.89%	.88%	.85%
Expenses net of fee waivers, if
any	87%	.93%	.89%	.88%	.85%
Expenses net of all reductions	82%	.91%	.84%	.82%	.82%
Net investment income (loss)	44%	.81%	.46%	.43%	.44%
Supplemental Data
Net assets, end of period (000
omitted)	$399,610	$267,512	$144,877	$73,313	$23,495
Portfolio turnover rate	188%	64%	72%	96%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Investment income per share reflects a special dividend which amounted to $.06 per share.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Notes to Financial Statements

For the period ended November 30, 2005

1. Significant Accounting Policies.

Fidelity Advisor Large Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of

Annual Report

28

1. Significant Accounting Policies continued
Security Valuation - continued

the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

29 Annual Report

Notes to Financial Statements continued
1. Significant Accounting Policies continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation		$57,102,550
Unrealized depreciation		(21,297,537)
Net unrealized appreciation (depreciation)		35,805,013
Undistributed ordinary income		220,545
Capital loss carryforward		(46,691,494)

Cost for federal income tax purposes		$855,964,788

The tax character of distributions paid was as follows:
	November 30, 2005	November 30, 2004
Ordinary Income	$3,645,968	$—

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with

Annual Report

30

2. Operating Policies continued

Repurchase Agreements continued institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $1,530,795,853 and $1,469,405,711, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$156,238	$192
Class T	25%	.25%	1,362,172	3,672
Class B	75%	.25%	782,130	586,933
Class C	75%	.25%	386,890	31,217
			$2,687,430	$622,014

31 Annual Report

Notes to Financial Statements continued
4. Fees and Other Transactions with Affiliates continued

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$39,432
Class T	24,903
Class B*	185,168
Class C*	3,089
$252,592

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$222,060.36
Class T	694,067.25
Class B	280,596.36
Class C	136,212.35
Institutional Class	796,073.23

	$2,129,008

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

32

4. Fees and Other Transactions with Affiliates continued

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $32,190 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. The fund’s activity in this program during the period was as follows:

			Interest Earned
Borrower	Average Daily Loan	Weighted Average	(included in
or Lender	Balance	Interest Rate	interest income)	Interest Expense
Borrower	$6,240,333	3.46%	—	$3,594

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities.

33 Annual Report

Notes to Financial Statements continued

6. Security Lending continued

Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $33,320.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser
Class B	2.05 - 2.00%*	$ 11,215
* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $446,115 for the period.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

34

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended November 30,			2005	2004
From net investment income
Class A			$307,209	$—
Class T			753,438	—
Institutional Class			2,177,132	—
Total			$3,237,779	$—
From net realized gain
Class A		$	38,401	$—
Class T			188,360	—
Institutional Class			181,428	—
Total			$408,189	$—

10. Share Transactions.

Transactions for each class of shares were as follows:
	Shares			Dollars
Years ended November 30,	2005	2004	2005	2004
Class A
Shares sold	1,960,181	1,821,235	$29,525,801	$25,867,196
Reinvestment of distributions	22,049	—	323,020	—
Shares redeemed	(1,056,787)	(1,450,868)	(15,824,630)	(20,651,232)
Net increase (decrease)	925,443	370,367	$14,024,191	$5,215,964
Class T
Shares sold	2,889,022	2,864,515	$43,119,852	$40,549,937
Reinvestment of distributions	63,147	—	922,577	—
Shares redeemed	(4,595,968)	(4,050,393)	(68,811,068)	(56,996,817)
Net increase (decrease)	(1,643,799)	(1,185,878)	$(24,768,639)	$(16,446,880)
Class B
Shares sold	625,953	993,224	$8,972,962	$13,565,212
Shares redeemed	(1,708,982)	(1,708,013)	(24,559,932)	(23,186,630)
Net increase (decrease)	(1,083,029)	(714,789)	$(15,586,970)	$(9,621,418)
Class C
Shares sold	710,843	657,915	$10,452,490	$8,964,191
Shares redeemed	(913,877)	(868,491)	(13,075,419)	(11,807,719)
Net increase (decrease)	(203,034)	(210,576)	$(2,622,929)	$(2,843,528)
Institutional Class
Shares sold	9,375,195	12,715,758	$142,254,465	$185,082,428
Reinvestment of distributions	145,755	—	2,190,692	—
Shares redeemed	(3,905,156)	(5,243,253)	(61,210,993)	(74,494,441)
Net increase (decrease)	5,615,794	7,472,505	$83,234,164	$110,587,987

35 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advi sor Large Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Large Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial state ments and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of November 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Large Cap Fund as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial high lights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts January 17, 2006

Annual Report 36

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

37 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Large Cap (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Opera tions and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held vari ous financial and management positions including Chief Financial Offi cer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Annual Report

38

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). Dur ing his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Annual Report

40

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Annual Report

42

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Large Cap (2005 present). Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Large Cap. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Man agement & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Large Cap. Mr. Fross also serves as As sistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Large Cap. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Large Cap. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Manage ment Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Large Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Op erating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Large Cap. Mr. Hebble also serves as Dep uty Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Large Cap. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

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44

Name, Age; Principal Occupation Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Large Cap. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Tem pleton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Large Cap. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s de partment of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accoun tant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Large Cap. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1996

Assistant Treasurer of Advisor Large Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Large Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Large Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Large Cap. Mr. Ryan also serves as Assis tant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Large Cap. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most re cently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

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46

Distributions

The Institutional Class designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

The Institutional Class designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

47 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000
Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000

	# of	% of
	Votes	Votes

Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

Annual Report 48

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Large Cap Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

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50

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

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Board Approval of Investment Advisory Contracts and Management Fees continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the fourth quartile for the one year period and the third quartile for the three and five year peri ods. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time. The Board considered that the variations in perfor mance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund’s disappointing performance.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups”

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52

of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institu tional Class ranked below its competitive median for 2004, and the total expenses of Class T ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost

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54

allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

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57 Annual Report

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61 Annual Report

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63 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Shareholder
Servicing Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
Brown Brothers Harriman & Co.
Boston, MA

LCI-UANN-0106 1.786692.102

Fidelity® Advisor Leveraged Company Stock Fund - Class A, Class T, Class B and Class C

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	23	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	32	Notes to the financial statements.
Report of Independent	41
Registered Public
Accounting Firm
Trustees and Officers	42
Distributions	52
Proxy Voting Results	53
Board Approval of	54
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Life of
	year	fundA
Class A (incl. 5.75% sales charge)	9.20%	22.81%
Class T (incl. 3.50% sales charge)	11.49%	23.02%
Class B (incl. contingent deferred
sales charge)B	9.92%	23.23%
Class C (incl. contingent deferred
sales charge)C	13.99%	23.38%

A From December 27, 2000.
B Class B shares’ contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 2%, respectively.
C Class C shares’ contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

5 Annual Report

5

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Leveraged Company Stock Fund Class T on December 27, 2000, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor’s 500SM Index performed over the same period.

Annual Report

6

Management’s Discussion of Fund Performance

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Advisor Lever aged Company Stock Fund

Numerous events unfolded during the 12 month period ending November 30, 2005, that were major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index, the NASDAQ Composite® Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44%, the NASDAQ® rose 7.28% and the Dow advanced 6.07%, threatening to eclipse the 11,000 threshold for the first time since 2001.

For the 12 months that ended November 30, 2005, the fund’s Class A, Class T, Class B and Class C shares returned 15.87%, 15.53%, 14.92% and 14.99%, respectively (excluding sales charges). Those results outpaced the S&P 500, the Credit Suisse First Boston Leveraged Equity Index, which returned 11.59%, and the LipperSM Capital Appreciation Funds Average, which returned 7.90% . The fund’s concentrated positions in several strong stocks helped drive its absolute performance. Relative to the S&P 500, the fund was helped by positive security selection in the telecommunication services sector, a significant over weighting in the top performing energy segment, and stock selection along with an over weighting in the utilities group. Fund performance was held back somewhat due to security selection and an overweighting in lagging materials stocks. Contributors to the fund’s performance relative to the S&P 500 included oil refiner Valero Energy, global power producer AES, as well as oil exploration and production companies Forest Oil and Range Resources. Detractors included Delta Air Lines and tanker companies Teekay Shipping and General Maritime.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class A
Actual	$1,000.00	$1,106.30	$6.28
HypotheticalA	$1,000.00	$1,019.10	$6.02
Class T
Actual	$1,000.00	$1,104.80	$7.76
HypotheticalA	$1,000.00	$1,017.70	$7.44
Class B
Actual	$1,000.00	$1,102.10	$10.54
HypotheticalA	$1,000.00	$1,015.04	$10.10

Annual Report	8

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class C
Actual	$1,000.00	$1,102.70	$10.17
HypotheticalA	$1,000.00	$1,015.39	$9.75
Institutional Class
Actual	$1,000.00	$1,108.30	$4.65
HypotheticalA	$1,000.00	$1,020.66	$4.46

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.19%
Class T	1.47%
Class B	2.00%
Class C	1.93%
Institutional Class	88%

9 Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
General Maritime Corp.	3.9	3.8
Teekay Shipping Corp.	3.6	5.0
Service Corp. International (SCI)	3.1	2.6
Sprint Nextel Corp.	2.8	2.1
Forest Oil Corp.	2.7	4.5
ON Semiconductor Corp.	2.5	1.8
Qwest Communications International, Inc.	2.4	2.0
Chesapeake Energy Corp.	2.2	1.4
DaVita, Inc.	2.1	2.5
OMI Corp.	2.1	2.8
	27.4
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Energy	29.6	33.7
Information Technology	13.5	5.6
Materials	11.9	12.7
Industrials	10.0	9.3
Consumer Discretionary	8.8	11.4

Annual Report 10

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 92.1%

	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – 8.4%
Auto Components 0.9%
Tenneco, Inc. (a)	353,300	$ 6,136,821
TRW Automotive Holdings Corp. (a)	47,700	1,202,040
		7,338,861
Diversified Consumer Services – 3.2%
Carriage Services, Inc. Class A (a)	36,900	191,511
Service Corp. International (SCI)	3,089,500	25,364,795
		25,556,306
Hotels, Restaurants & Leisure 2.3%
Alliance Gaming Corp. (a)	104,000	1,240,720
Centerplate, Inc. unit	30,815	388,885
Friendly Ice Cream Corp. (a)	41,076	365,576
Pinnacle Entertainment, Inc. (a)	277,600	6,631,864
Six Flags, Inc. (a)	1,097,600	8,188,096
Sunterra Corp. (a)	127,028	1,492,579
		18,307,720
Internet & Catalog Retail 0.2%
Audible, Inc. (a)(f)	150,000	1,935,000
Media – 1.6%
Cablevision Systems Corp. – NY Group Class A (a)	19,900	470,834
Charter Communications, Inc. Class A (a)	1,845,500	2,196,145
Emmis Communications Corp. Class A (a)	2,653	55,289
Gray Television, Inc.	103,900	926,788
Liberty Global, Inc.:
Class A	2,264	50,510
Class C (a)	2,264	47,023
LodgeNet Entertainment Corp. (a)	11,800	161,778
Nexstar Broadcasting Group, Inc. Class A (a)(g)	819,700	3,565,695
NTL, Inc. (a)	49,322	2,872,020
Regal Entertainment Group Class A	100	2,023
Spanish Broadcasting System, Inc. Class A (a)	39,500	190,390
The DIRECTV Group, Inc. (a)	58,150	766,999
The Reader’s Digest Association, Inc. (non-vtg.)	95,700	1,486,221
		12,791,715
Specialty Retail – 0.2%
AutoNation, Inc. (a)	20,200	418,544
Gap, Inc.	87,400	1,519,012
		1,937,556

TOTAL CONSUMER DISCRETIONARY		67,867,158

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER STAPLES 2.7%
Food & Staples Retailing – 2.0%
Albertsons, Inc.	271,100	$ 6,370,850
Koninklijke Ahold NV sponsored ADR (a)	343,000	2,558,780
Kroger Co. (a)	286,100	5,567,506
Pathmark Stores, Inc. (a)	63,840	686,918
Safeway, Inc.	51,600	1,199,700
		16,383,754
Food Products 0.6%
Corn Products International, Inc.	65,830	1,464,718
Kellogg Co.	15,100	665,457
Smithfield Foods, Inc. (a)	102,900	3,007,767
		5,137,942
Personal Products 0.1%
Revlon, Inc. Class A (sub. vtg.) (a)	258,025	645,063

TOTAL CONSUMER STAPLES		22,166,759

ENERGY 29.6%
Energy Equipment & Services – 4.4%
Grant Prideco, Inc. (a)	48,400	1,858,076
Grey Wolf, Inc. (a)	1,113,461	8,362,092
Hanover Compressor Co. (a)	38,500	520,520
Hercules Offshore, Inc. (a)	7,300	196,224
Nabors Industries Ltd. (a)	56,200	3,934,562
Noble Corp.	29,500	2,126,065
Petroleum Geo-Services ASA sponsored ADR (a)	87,948	2,488,928
Pride International, Inc. (a)	237,900	7,087,041
Rowan Companies, Inc.	108,000	3,875,040
Universal Compression Holdings, Inc. (a)	126,600	5,112,108
		35,560,656
Oil, Gas & Consumable Fuels – 25.2%
Burlington Resources, Inc.	77,300	5,584,925
Canadian Natural Resources Ltd.	100,000	4,532,556
Chesapeake Energy Corp.	627,600	18,169,020
Comstock Resources, Inc. (a)	25,300	775,951
El Paso Corp. (f)	712,400	7,829,276
Forest Oil Corp. (a)	497,600	22,297,456
Frontier Oil Corp.	133,400	5,026,512
Frontline Ltd. (f)	14,700	604,408
Frontline Ltd. (NY Shares)	319,800	13,226,928
General Maritime Corp. (f)	823,600	31,823,903

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
Houston Exploration Co. (a)	44,700	$ 2,443,302
KCS Energy, Inc. (a)	120,100	3,140,615
Nexen, Inc.	114,600	5,034,167
OMI Corp.	879,400	17,060,360
Overseas Shipholding Group, Inc.	95,400	4,861,584
Petrohawk Energy Corp. (a)	74,263	988,441
Range Resources Corp.	336,600	12,534,984
Ship Finance International Ltd.:
(Norway)	1,470	26,729
(NY Shares)	46,931	858,837
Teekay Shipping Corp.	684,400	29,011,716
Valero Energy Corp.	152,200	14,641,640
Vintage Petroleum, Inc.	98,400	5,154,192
		205,627,502

TOTAL ENERGY		241,188,158

FINANCIALS – 0.7%
Consumer Finance – 0.2%
Metris Companies, Inc. (a)	88,400	1,325,116
Insurance – 0.4%
American Financial Group, Inc., Ohio	87,000	3,232,050
Real Estate 0.0%
Equity Office Properties Trust	500	15,590
Thrifts & Mortgage Finance – 0.1%
Capital Crossing Bank (a)	21,000	688,590

TOTAL FINANCIALS		5,261,346

HEALTH CARE – 4.7%
Health Care Equipment & Supplies – 0.3%
Baxter International, Inc.	69,900	2,718,411
Health Care Providers & Services – 4.4%
DaVita, Inc. (a)	330,300	17,337,447
Owens & Minor, Inc.	212,800	6,035,008
ResCare, Inc. (a)	294,400	5,096,064

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Health Care Providers & Services – continued
Rural/Metro Corp. (a)	334,500	$ 2,960,325
VCA Antech, Inc. (a)	149,559	4,181,670
		35,610,514

TOTAL HEALTH CARE		38,328,925

INDUSTRIALS – 9.9%
Air Freight & Logistics – 0.2%
Park Ohio Holdings Corp. (a)	114,577	1,804,588
Airlines – 0.8%
AirTran Holdings, Inc. (a)	138,500	2,080,270
AMR Corp. (a)	230,270	3,889,260
US Airways Group, Inc. (a)	23,760	798,098
		6,767,628
Building Products 3.5%
American Standard Companies, Inc.	244,600	9,314,368
Jacuzzi Brands, Inc. (a)	397,000	3,203,790
Lennox International, Inc.	197,100	5,757,291
Masco Corp.	180,900	5,385,393
Royal Group Technologies Ltd. (sub. vtg.) (a)	69,900	620,827
York International Corp.	66,500	3,743,285
		28,024,954
Commercial Services & Supplies – 3.3%
Allied Waste Industries, Inc. (a)	899,700	7,566,477
Cenveo, Inc. (a)	524,300	6,768,713
Clean Harbors, Inc. (a)	17,300	499,278
Global Cash Access Holdings, Inc.	61,600	779,240
Republic Services, Inc.	103,500	3,710,475
Waste Management, Inc.	248,100	7,420,671
		26,744,854
Construction & Engineering – 0.0%
Integrated Electrical Services, Inc. (a)(f)	399,600	219,780
Industrial Conglomerates – 0.6%
Tyco International Ltd.	161,700	4,611,684
Machinery – 0.4%
Navistar International Corp. (a)	29,100	825,567
SPX Corp.	19,800	932,184
Terex Corp. (a)	17,800	1,096,836

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Machinery – continued
Thermadyne Holdings Corp. (a)	5,100	$67,575
Timken Co.	7,200	223,056
		3,145,218
Marine – 0.0%
American Commercial Lines, Inc.	1,700	49,725
Golden Ocean Group Ltd. (a)	232,800	137,876
		187,601
Road & Rail 1.1%
Burlington Northern Santa Fe Corp.	121,200	8,021,016
Kansas City Southern (a)	50,500	1,260,985
		9,282,001

TOTAL INDUSTRIALS		80,788,308

INFORMATION TECHNOLOGY – 13.5%
Communications Equipment – 1.3%
Motorola, Inc.	427,000	10,286,430
Computers & Peripherals – 1.2%
Maxtor Corp. (a)	500,000	2,030,000
McDATA Corp. Class A (a)	408,900	1,488,396
Seagate Technology	340,200	6,436,584
		9,954,980
Electronic Equipment & Instruments – 2.4%
Benchmark Electronics, Inc. (a)	100,000	3,065,000
Celestica, Inc. (sub. vtg.) (a)	808,300	8,558,022
DDi Corp. (a)	163,300	127,374
Merix Corp. (a)	30,600	204,102
SMTC Corp. (a)	343,580	549,728
Solectron Corp. (a)	1,048,400	3,763,756
Sunpower Corp. Class A	700	17,500
Viasystems Group, Inc. (a)	7,990	23,970
Viasystems Group, Inc. (a)(j)	47,440	142,320
Vishay Intertechnology, Inc. (a)	219,800	2,820,034
		19,271,806
Semiconductors & Semiconductor Equipment – 6.7%
AMIS Holdings, Inc. (a)	189,276	1,887,082
Amkor Technology, Inc. (a)(f)	2,598,014	16,107,687
Atmel Corp. (a)	2,360,000	7,906,000

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Semiconductors & Semiconductor Equipment – continued
Fairchild Semiconductor International, Inc. (a)	171,200	$ 2,968,608
Freescale Semiconductor, Inc.:
Class A (a)	162,400	4,181,800
Class B (a)	6,671	172,112
ON Semiconductor Corp. (a)	3,511,500	20,366,700
Skyworks Solutions, Inc. (a)	215,153	1,159,675
		54,749,664
Software 1.9%
BEA Systems, Inc. (a)	764,800	6,707,296
Cognos, Inc. (a)	169,200	5,657,165
Sybase, Inc. (a)	145,800	3,273,210
		15,637,671

TOTAL INFORMATION TECHNOLOGY		109,900,551

MATERIALS 11.8%
Chemicals – 5.3%
Albemarle Corp.	80,200	2,951,360
Arch Chemicals, Inc.	117,658	3,347,370
Celanese Corp. Class A	891,100	15,416,030
Chemtura Corp.	949,332	11,439,446
Methanex Corp.	94,600	1,654,456
NOVA Chemicals Corp.	73,900	2,787,603
Rhodia SA sponsored ADR (a)	933,600	1,913,880
Texas Petrochemicals, Inc. (a)	158,000	3,515,500
		43,025,645
Construction Materials 0.3%
Texas Industries, Inc.	53,000	2,643,640
Containers & Packaging – 3.0%
Owens Illinois, Inc. (a)	171,000	3,719,250
Packaging Corp. of America	22,170	514,122
Pactiv Corp. (a)	248,200	5,023,568
Sealed Air Corp. (a)	11,400	589,494
Smurfit-Stone Container Corp. (a)	845,215	10,708,874
Temple-Inland, Inc.	83,400	3,491,958
		24,047,266
Metals & Mining – 0.3%
Barrick Gold Corp.	500	13,301
Chaparral Steel Co. (a)	53,000	1,325,000

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)

MATERIALS – continued
Metals & Mining – continued
Freeport-McMoRan Copper & Gold, Inc. Class B	22,570	$ 1,176,123
Haynes International, Inc. (a)	1,234	27,148
Oregon Steel Mills, Inc. (a)	1,600	43,760
		2,585,332
Paper & Forest Products 2.9%
Aracruz Celulose SA (PN B) sponsored ADR	80,100	3,123,900
Georgia-Pacific Corp.	22,600	1,068,754
International Paper Co.	302,400	9,534,672
Weyerhaeuser Co.	154,000	10,211,740
		23,939,066

TOTAL MATERIALS		96,240,949

TELECOMMUNICATION SERVICES – 7.5%
Diversified Telecommunication Services – 2.8%
Covad Communications Group, Inc. (a)	70,609	55,075
General Communications, Inc. Class A (a)	112,400	1,140,860
New Skies Satellites Holdings Ltd.	54,900	1,312,110
Qwest Communications International, Inc. (a)	3,694,000	19,356,560
Telewest Global, Inc. (a)	48,783	1,087,373
XO Communications, Inc. (a)	7,300	14,527
		22,966,505
Wireless Telecommunication Services – 4.7%
ALLTEL Corp.	42,051	2,810,268
Centennial Communications Corp. Class A (a)	325,900	5,172,033
Crown Castle International Corp. (a)	47,100	1,290,540
Dobson Communications Corp. Class A (a)	266,700	1,965,579
NII Holdings, Inc. (a)	25,800	1,121,010
Rogers Communications, Inc. Class B (non-vtg.)	70,588	2,704,435
Sprint Nextel Corp.	907,212	22,716,588
		37,780,453

TOTAL TELECOMMUNICATION SERVICES		60,746,958

UTILITIES – 3.3%
Independent Power Producers & Energy Traders – 2.0%
AES Corp. (a)	1,043,900	16,462,303

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

UTILITIES – continued
Multi-Utilities – 1.3%
Aquila, Inc. (a)	88,200	$313,110
CMS Energy Corp. (a)	732,500	10,240,350
		10,553,460

TOTAL UTILITIES		27,015,763

TOTAL COMMON STOCKS
(Cost $630,020,436)		749,504,875

Preferred Stocks 0.0%

Convertible Preferred Stocks 0.0%

CONSUMER DISCRETIONARY – 0.0%
Media – 0.0%
Emmis Communications Corp. Series A, 6.25%	2,800	128,555
Nonconvertible Preferred Stocks 0.0%

TELECOMMUNICATION SERVICES – 0.0%
Diversified Telecommunication Services – 0.0%
PTV, Inc. Series A, 10.00%	10	17
TOTAL PREFERRED STOCKS
(Cost $133,912)		128,572

Corporate Bonds 0.9%
	Principal
	Amount
Convertible Bonds 0.3%

TELECOMMUNICATION SERVICES – 0.3%
Wireless Telecommunication Services – 0.3%
ICO North America, Inc. 7.5% 8/15/09 (j)	$2,180,000	2,245,400

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount
Nonconvertible Bonds – 0.6%

CONSUMER DISCRETIONARY – 0.4%
Media – 0.4%
Charter Communications Holdings LLC/Charter
Communications Holdings Capital Corp. 0%
1/15/12 (e)	$5,210,000	$ 2,657,100
Vertis, Inc. 13.5% 12/7/09 (h)	435,000	340,388
		2,997,488

INDUSTRIALS – 0.1%
Airlines – 0.1%
Delta Air Lines, Inc. 8% 12/15/07 (d)(h)	1,510,000	260,475
Northwest Airlines Corp. 10% 2/1/09 (d)	215,000	79,013
Northwest Airlines, Inc.:
8.7% 3/15/07 (d)	350,000	133,000
9.875% 3/15/07 (d)	1,605,000	593,850
		1,066,338

MATERIALS 0.1%
Chemicals – 0.1%
Pliant Corp.:
11.125% 9/1/09	645,000	551,475
13% 6/1/10 (d)	470,000	84,600
		636,075
Containers & Packaging – 0.0%
Huntsman Packaging Corp. 13% 6/1/10 (d)	575,000	103,500

TOTAL MATERIALS		739,575

TOTAL NONCONVERTIBLE BONDS		4,803,401

TOTAL CORPORATE BONDS
(Cost $8,251,799)		7,048,801

Floating Rate Loans 0.1%

TELECOMMUNICATION SERVICES – 0.1%
Diversified Telecommunication Services – 0.1%
McLeodUSA, Inc.:
revolver loan 9.5733% 5/31/07 (d)(i)	450,726	135,218

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Floating Rate Loans continued
	Principal	Value (Note 1)
	Amount

TELECOMMUNICATION SERVICES – continued
Diversified Telecommunication Services – continued
McLeodUSA, Inc.: – continued
Tranche A, term loan 9.5737% 5/31/07 (d)(i)	$ 1,504,393	$ 466,362
Tranche B, term loan 10.39% 5/30/08 (d)(i)	1,408,850	436,744
		1,038,324

TOTAL FLOATING RATE LOANS
(Cost $2,314,041)		1,038,324

Money Market Funds 11.0%
	Shares
Fidelity Cash Central Fund, 4.08% (b)	54,199,786	54,199,786
Fidelity Securities Lending Cash Central Fund,
4.09% (b)(c)	35,638,650	35,638,650
TOTAL MONEY MARKET FUNDS
(Cost $89,838,436)		89,838,436

TOTAL INVESTMENT PORTFOLIO 104.1%
(Cost $730,558,624)		847,559,008

NET OTHER ASSETS – (4.1)%		(33,305,624)
NET ASSETS 100%		$ 814,253,384

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Non-income producing – Issuer is in
default.

(e) Debt obligation initially issued in zero
coupon form which converts to coupon
form at a specified rate and date. The
rate shown is the rate at period end.

(f) Security or a portion of the security is on
loan at period end.

(g) Affiliated company

(h) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $600,863 or
0.1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Annual Report 20

(i) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

(j) Restricted securities – Investment in
securities not registered under the
Securities Act of 1933 (excluding 144A
issues). At the end of the period, the
value of restricted securities (excluding
144A issues) amounted to $2,387,720
or 0.3% of net assets.

Additional information on each holding is as follows:

	Acquisition	Acquisition
Security	Date	Cost
ICO North
America, Inc.
7.5% 8/15/09	8/12/05	$ 2,180,000
Viasystems
Group, Inc.	2/13/04	954,730

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
Fidelity Cash Central Fund	$1,000,134
Fidelity Securities Lending Cash Central Fund	469,854
Total	$1,469,988

Other Affiliated Issuers

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

	Value,				Value,
	beginning		Sales	Dividend	end of
Affiliate	of period	Purchases	Proceeds	Income	period
Nexstar
Broadcasting
Group, Inc.
Class A	$ 2,043,245	$2,910,938	$—	$—	$ 3,565,695
TOTALS	$ 2,043,245	$2,910,938	$—	$—	$ 3,565,695

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	82.1%
Marshall Islands	9.6%
Canada	4.0%
Bermuda	2.0%
Cayman Islands	1.1%
Others (individually less than 1%) .	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report 22

Financial Statements

Statement of Assets and Liabilities
		November 30, 2005

Assets
Investment in securities, at value (including securities
loaned of $35,180,649) See accompanying
schedule:
Unaffiliated issuers (cost $635,312,429)	$754,154,877
Affiliated Central Funds (cost $89,838,436)	89,838,436
Other affiliated issuers (cost $5,407,759)	3,565,695
Total Investments (cost $730,558,624)		$847,559,008
Cash		5,503
Receivable for investments sold		1,133,919
Receivable for fund shares sold		6,889,799
Dividends receivable		1,064,428
Interest receivable		274,559
Prepaid expenses		3,055
Other receivables		87,381
Total assets		857,017,652

Liabilities
Payable for investments purchased	$4,474,938
Payable for fund shares redeemed	1,633,318
Accrued management fee	399,180
Distribution fees payable	348,924
Other affiliated payables	171,107
Other payables and accrued expenses	98,151
Collateral on securities loaned, at value	35,638,650
Total liabilities		42,764,268

Net Assets		$814,253,384
Net Assets consist of:
Paid in capital		$693,069,938
Undistributed net investment income		1,710,546
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		2,472,766
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		117,000,134
Net Assets		$814,253,384

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Statements continued

Statement of Assets and Liabilities continued
November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($286,588,733 ÷ 10,201,069 shares)	$28.09
Maximum offering price per share (100/94.25 of $28.09)	$29.80
Class T:
Net Asset Value and redemption price per share
($195,557,598 ÷ 7,054,167 shares)	$27.72
Maximum offering price per share (100/96.50 of $27.72)	$28.73
Class B:
Net Asset Value and offering price per share
($91,815,106 ÷ 3,360,726 shares)A	$27.32
Class C:
Net Asset Value and offering price per share
($178,571,844 ÷ 6,546,049 shares)A	$27.28
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($61,720,103 ÷ 2,177,947 shares)	$28.34
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 24

Statement of Operations
	Year ended November 30, 2005

Investment Income
Dividends		$6,084,264
Special dividends		778,801
Interest		378,356
Income from affiliated Central Funds (including
$469,854 from security lending)		1,469,988
Total income		8,711,409

Expenses
Management fee	$3,011,812
Transfer agent fees	1,251,584
Distribution fees	2,618,786
Accounting and security lending fees	193,945
Independent trustees’ compensation	1,955
Custodian fees and expenses	14,098
Registration fees	130,838
Audit	51,597
Legal	4,284
Miscellaneous	18,104
Total expenses before reductions	7,297,003
Expense reductions	(171,674)	7,125,329

Net investment income (loss)		1,586,080
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,903,259
Foreign currency transactions	(13,208)
Total net realized gain (loss)		2,890,051
Change in net unrealized appreciation (depreciation) on:
Investment securities	65,356,585
Assets and liabilities in foreign currencies	(8,715)
Total change in net unrealized appreciation
(depreciation)		65,347,870
Net gain (loss)		68,237,921
Net increase (decrease) in net assets resulting from
operations		$69,824,001

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
	Year ended	Year ended
	November 30,	November 30,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,586,080	$(456,467)
Net realized gain (loss)	2,890,051	6,171,134
Change in net unrealized appreciation (depreciation) .	65,347,870	33,291,439
Net increase (decrease) in net assets resulting
from operations	69,824,001	39,006,106
Distributions to shareholders from net investment income .	(31,864)
Distributions to shareholders from net realized gain	(3,854,446)	(2,006,936)
Total distributions	(3,886,310)	(2,006,936)
Share transactions — net increase (decrease)	505,130,548	121,647,324
Total increase (decrease) in net assets	571,068,239	158,646,494

Net Assets
Beginning of period	243,185,145	84,538,651
End of period (including undistributed net investment
income of $1,710,546 and undistributed net invest-
ment income of $182,968, respectively)	$814,253,384	$243,185,145

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights Class A

Years ended November 30,	2005	2004	2003	2002	2001H
Selected Per Share Data
Net asset value, beginning of
period	$ 24.67	$ 19.22	$ 11.02	$10.26	$10.00
Income from Investment
Operations
Net investment income (loss)E	.16F	—G,J,K	(.05)	(.06)	—J
Net realized and unrealized
gain (loss)	3.69	5.88	8.25	.82	.26
Total from investment operations	3.85	5.88	8.20	.76	.26
Distributions from net realized
gain	(.43)	(.43)	—	—	—
Net asset value, end of period .	$ 28.09	$ 24.67	$ 19.22	$11.02	$10.26
Total ReturnB,C,D	15.87%	31.15%	74.41%	7.41%	2.60%
Ratios to Average Net AssetsI
Expenses before reductions	1.20%	1.28%	1.49%	4.50%	5.73%A
Expenses net of fee waivers, if
any	1.20%	1.28%	1.49%	1.66%	1.75%A
Expenses net of all reductions	1.17%	1.26%	1.38%	1.30%	1.68%A
Net investment income (loss)	62%F	.01%G,K	(.32)%	(.65)%	.04%A
Supplemental Data
Net assets, end of period (000
omitted)	$286,589	$92,147	$27,926	$970	$769
Portfolio turnover rate	11%	24%	73%	252%	289%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.04 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been .46%.
G Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.05 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been (.21)%.
H For the period December 27, 2000 (commencement of operations) to November 30, 2001.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
J Amount represents less than $.01 per share.
K As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $0.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights Class T

Years ended November 30,	2005	2004	2003	2002	2001H
Selected Per Share Data
Net asset value, beginning of
period	$ 24.36	$ 19.05	$ 10.97	$10.23	$10.00
Income from Investment
Operations
Net investment income
(loss)E	09F	(.07)G,J	(.09)	(.09)	(.02)
Net realized and unrealized
gain (loss)	3.64	5.82	8.17	.83	.25
Total from investment
operations	3.73	5.75	8.08	.74	.23
Distributions from net realized
gain	(.37)	(.44)	—	—	—
Net asset value, end of period	$ 27.72	$ 24.36	$ 19.05	$10.97	$10.23
Total ReturnB,C,D	15.53%	30.75%	73.66%	7.23%	2.30%
Ratios to Average Net AssetsI
Expenses before reductions .	1.49%	1.61%	2.09%	4.81%	6.06%A
Expenses net of fee waivers,
if any	1.49%	1.61%	1.77%	1.91%	2.00%A
Expenses net of all
reductions	1.45%	1.58%	1.65%	1.55%	1.92%A
Net investment income (loss)	.34%F	(.32)%G,J	(.59)%	(.90)%	(.20)%A
Supplemental Data
Net assets, end of period
(000 omitted)	$195,558	$43,969	$16,126	$1,862	$1,473
Portfolio turnover rate	11%	24%	73%	252%	289%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.04 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been .18%.
G Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.05 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been (.54)%.
H For the period December 27, 2000 (commencement of operations) to November 30, 2001.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
J As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $0.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Financial Highlights Class B

Years ended November 30,	2005	2004	2003	2002	2001H
Selected Per Share Data
Net asset value, beginning of
period	$ 24.06	$ 18.86	$ 10.89	$10.18	$10.00
Income from Investment
Operations
Net investment income
(loss)E	(.05)F	(.17)G,J	(.17)	(.13)	(.07)
Net realized and unrealized
gain (loss)	3.60	5.76	8.14	.84	.25
Total from investment
operations	3.55	5.59	7.97	.71	.18
Distributions from net realized
gain	(.29)	(.39)	—	—	—
Net asset value, end of period	$ 27.32	$ 24.06	$ 18.86	$10.89	$10.18
Total ReturnB,C,D	14.92%	30.13%	73.19%	6.97%	1.80%
Ratios to Average Net AssetsI
Expenses before reductions .	2.01%	2.10%	2.46%	5.36%	6.58%A
Expenses net of fee waivers,
if any	2.01%	2.10%	2.25%	2.41%	2.50%A
Expenses net of all
reductions	1.98%	2.08%	2.13%	2.05%	2.43%A
Net investment income (loss)	(.18)%F	(.81)%G,J	(1.07)%	(1.39)%	(.71)%A
Supplemental Data
Net assets, end of period
(000 omitted)	$91,815	$36,573	$13,991	$1,159	$919
Portfolio turnover rate	11%	24%	73%	252%	289%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.04 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been (.34)%.
G Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.05 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been (1.03)% .
H For the period December 27, 2000 (commencement of operations) to November 30, 2001.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
J As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $0.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Highlights Class C

Years ended November 30,	2005	2004	2003	2002	2001H
Selected Per Share Data
Net asset value, beginning of
period	$ 24.00	$ 18.80	$ 10.87	$10.19	$10.00
Income from Investment
Operations
Net investment income
(loss)E	(.03)F	(.15)G,J	(.17)	(.14)	(.07)
Net realized and unrealized
gain (loss)	3.59	5.75	8.10	.82	.26
Total from investment
operations	3.56	5.60	7.93	.68	.19
Distributions from net realized
gain	(.28)	(.40)	—	—	—
Net asset value, end of period	$ 27.28	$ 24.00	$ 18.80	$10.87	$10.19
Total ReturnB,C,D	14.99%	30.29%	72.95%	6.67%	1.90%
Ratios to Average Net AssetsI
Expenses before reductions .	1.94%	2.02%	2.36%	5.22%	6.49%A
Expenses net of fee waivers,
if any	1.94%	2.02%	2.25%	2.43%	2.50%A
Expenses net of all
reductions	1.90%	2.00%	2.14%	2.07%	2.43%A
Net investment income (loss)	(.11)%F	(.73)%G,J	(1.08)%	(1.42)%	(.71)%A
Supplemental Data
Net assets, end of period
(000 omitted)	$178,572	$46,832	$20,975	$1,357	$1,747
Portfolio turnover rate	11%	24%	73%	252%	289%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.04 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been (.27)%.
G Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.05 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been (.95)%.
H For the period December 27, 2000 (commencement of operations) to November 30, 2001.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
J As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $0.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Financial Highlights Institutional Class

Years ended November 30,	2005	2004	2003	2002	2001G
Selected Per Share Data
Net asset value, beginning of
period	$ 24.85	$ 19.34	$ 11.07	$ 10.28	$10.00
Income from Investment
Operations
Net investment income (loss)D	25E	.07F,I	(.01)	(.04)	.03
Net realized and unrealized
gain (loss)	3.71	5.92	8.28	.83	.25
Total from investment operations .	3.96	5.99	8.27	.79	.28
Distributions from net investment
income	(.03)	—	—	—	—
Distributions from net realized
gain	(.44)	(.48)	—	—	—
Total distributions	(.47)	(.48)	—	—	—
Net asset value, end of period	$ 28.34	$ 24.85	$ 19.34	$ 11.07	$10.28
Total ReturnB,C	16.23%	31.60%	74.71%	7.68%	2.80%
Ratios to Average Net AssetsH
Expenses before reductions	89%	.95%	1.40%	4.32%	5.47%A
Expenses net of fee waivers, if
any	89%	.95%	1.25%	1.45%	1.50%A
Expenses net of all reductions	85%	.93%	1.12%	1.09%	1.43%A
Net investment income (loss)	94%E	.34%F,I	(.06)%	(.43)%	.29%A
Supplemental Data
Net assets, end of period (000
omitted)	$61,720	$23,665	$ 5,521	$ 2,287	$400
Portfolio turnover rate	11%	24%	73%	252%	289%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.04 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been .78%.
F Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.05 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been .12%.
G For the period December 27, 2000 (commencement of operations) to November 30, 2001.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $0.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Notes to Financial Statements

For the period ended November 30, 2005

1. Significant Accounting Policies.

Fidelity Advisor Leveraged Company Stock Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

32

1. Significant Accounting Policies continued
Security Valuation continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non recurring dividends recognized by the fund are presented

33 Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued

Investment Transactions and Income continued

separately on the Statement of Operations as “Special Dividends” and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non accrual status when the issuer resumes interest payments or when collectibil ity of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to short term capital gains, foreign currency transactions, market discount, losses deferred due to wash sales and excise tax regulations.

Annual Report

34

1. Significant Accounting Policies continued
Income Tax Information and Distributions to Shareholders continued

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$151,720,072
Unrealized depreciation	(34,540,820)
Net unrealized appreciation (depreciation)	117,179,252
Undistributed ordinary income	1,913,726
Undistributed long term capital gain	1,671,683

Cost for federal income tax purposes	$730,379,756

The tax character of distributions paid was as follows:
	November 30, 2005	November 30, 2004
Ordinary Income	$1,142,288	$1,959,042
Long term Capital Gains	2,744,022	47,894
Total	$3,886,310	$2,006,936

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby

35 Annual Report

Notes to Financial Statements continued

2. Operating Policies continued

Loans and Other Direct Debt Instruments continued

financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contrac tually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $512,175,622 and $52,796,225, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .62% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$429,187	$—
Class T	25%	.25%	542,056	31,190
Class B	75%	.25%	624,597	468,448
Class C	75%	.25%	1,022,946	585,873

			$2,618,786	$1,085,511

Annual Report

36

4. Fees and Other Transactions with Affiliates continued

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$687,710
Class T	85,833
Class B*	116,652
Class C*	34,629
$924,824

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$431,156.25
Class T	309,162.28
Class B	193,358.31
Class C	243,403.24
Institutional Class	74,505.19
	$1,251,584

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

37 Annual Report

Notes to Financial Statements continued
4. Fees and Other Transactions with Affiliates continued

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $19,002 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $169,983 for the period. In addition, through arrangements with the fund’s custodian, credits realized as a result of

Annual Report

38

7. Expense Reductions - continued

uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $1,691.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended November 30,	2005	2004
From net investment income
Institutional Class	$31,864	$—
From net realized gain
Class A	$1,669,757	$660,643
Class T	705,188	412,460
Class B	459,037	295,118
Class C	557,021	486,771
Institutional Class	463,443	151,944
Total	$3,854,446	$2,006,936

39 Annual Report

Notes to Financial Statements continued

10. Share Transactions.

Transactions for each class of shares were as follows:
	Shares			Dollars
Years ended November 30,	2005	2004		2005	2004
Class A
Shares sold	9,156,143	3,755,899		$241,722,913	$82,343,816
Reinvestment of distributions	52,964	19,618		1,279,020	384,297
Shares redeemed	(2,742,586)	(1,493,733)		(71,898,681)	(30,418,104)
Net increase (decrease)	6,466,521	2,281,784		$171,103,252	$52,310,009
Class T
Shares sold	6,307,131	1,390,908		$163,702,273	$29,282,568
Reinvestment of distributions	27,325	19,412		652,707	376,407
Shares redeemed	(1,085,064)	(451,842)		(28,136,016)	(9,236,332)
Net increase (decrease)	5,249,392	958,478		$136,218,964	$20,422,643
Class B
Shares sold	2,246,800	1,219,916		$57,268,579	$25,474,849
Reinvestment of distributions	17,059	14,015		403,511	269,849
Shares redeemed	(423,440)	(455,410)		(10,755,660)	(9,244,473)
Net increase (decrease)	1,840,419	778,521		$46,916,430	$16,500,225
Class C				136,092,126
Shares sold	5,299,970	1,638,266	$		$33,702,203
Reinvestment of distributions	17,826	18,443		420,739	353,852
Shares redeemed	(723,313)	(820,595)		(18,448,351)	(16,348,607)
Net increase (decrease)	4,594,483	836,114		$118,064,514	$17,707,448
Institutional Class
Shares sold	2,013,082	1,315,044		$52,715,957	$28,097,723
Reinvestment of distributions	6,379	3,938		154,846	77,610
Shares redeemed	(793,930)	(652,029)		(20,043,415)	(13,468,334)
Net increase (decrease)	1,225,531	666,953		$32,827,388	$14,706,999

Annual Report

40

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the sched ule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Leveraged Company Stock Fund (a fund of Fidelity Advisor Series I) at November 30, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Leveraged Company Stock Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts January 17, 2006

41 Annual Report

Trustees and Officers

The Trustees , Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert J. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Annual Report

42

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Leveraged Company Stock (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR

(2005 present). Previously, Mr. Jonas served as President of Fidelity En terprise Operations and Risk Services (2004 2005), Chief Administra tive Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

43 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Annual Report

44

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

Annual Report

46

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

47 Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Advisor Leveraged Company Stock. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005 present), Fidelity’s Fixed Income Funds (2005 present), certain Asset Allocation Funds (2005 present), and certain Balanced Funds (2005 present). Mr. Donovan also serves as Executive Vice President of FMR (2005 present) and FMRC (2005 present). Previously, Mr. Donovan served as Vice Pres ident and Director of Fidelity’s International Equity Trading group (1998 2005).

Thomas T. Soviero (42)

Year of Election or Appointment: 2003

Vice President of Advisor Leveraged Company Stock. Mr. Soviero also serves as Vice President of other funds advised by FMR. Prior to assum ing his current responsibilities, Mr. Soviero managed a variety of Fidelity funds. Mr. Soviero also served as Vice President of FMR and FMR Co., Inc. (2001).

Eric D. Roiter (57)

Year of Election or Appointment: 2000

Secretary of Advisor Leveraged Company Stock. He also serves as Sec retary of other Fidelity funds; Vice President, General Counsel, and Sec retary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Annual Report

48

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Leveraged Company Stock. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Leveraged Company Stock. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Real Estate High Income. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Leveraged Company Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Leveraged Company Stock. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

49 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Leveraged Company Stock. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Leveraged Company Stock. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Mona sterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Leveraged Company Stock. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an em ployee of FMR.

Annual Report

50

Name, Age; Principal Occupation Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2003

Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Schia vone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

51 Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Leveraged Company Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio se curities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/19/2005	12/16/2005	$0.058	$0.077
	12/30/2005	12/29/2005	$0.015	—
	01/09/2006	01/06/2006	—	$0.01
Class T	12/19/2005	12/16/2005	$0.016	$0.077
	12/30/2005	12/29/2005	$0.015	—
	01/09/2006	01/06/2006	—	$0.01
Class B	12/19/2005	12/16/2005	—	$0.045
	01/09/2006	01/06/2006	—	$0.01
Class C	12/19/2005	12/16/2005	—	$0.045
	01/09/2006	01/06/2006	—	$0.01

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended November 30, 2005, $1,671,711, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended November 30, 2004, $2,746,787, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

Class A designates 24% and 29%; Class T designates 38% and 29%; Class B designates 100% and 29%; and Class C designates 100% and 29% of the dividends distributed in December and January, respectively during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Class A designates 100% and 30%; Class T designates 100% and 30%; Class B desig nates 100% and 30%; and Class C designates 100% and 30% of the dividends distributed in December and January, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

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52

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000
Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000

Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Leveraged Company Stock Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Annual Report

54

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one and three year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

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56

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the one and three year periods. The Board also stated that the relative investment performance of Institutional Class of the fund has compared favorably to its benchmark over time. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower perfor mance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 21% means that 79% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

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58

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institu tional Class ranked below its competitive median for 2004, and the total expenses of Class T ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity.

59 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale

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60

as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

61 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
JPMorgan Chase Bank
New York, NY

ALSF UANN-0106 1.786693.102

Fidelity® Advisor Leveraged Company Stock Fund - Institutional Class

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	10	A complete list of the fund’s investments
		with their market values.
Financial Statements	22	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	31	Notes to the financial statements.
Report of Independent	40
Registered Public
Accounting Firm
Trustees and Officers	41
Distributions	51
Proxy Voting Results	52
Board Approval of	53
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of perfor mance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Life of
	year	fundA
Institutional Class	16.23%	24.61%
A From December 27, 2000.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Leveraged Company Stock Fund Institutional Class on December 27, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor’s 500SM Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Advisor Lever aged Company Stock Fund

Numerous events unfolded during the 12 month period ending November 30, 2005, that were major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index, the NASDAQ Composite® Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44%, the NASDAQ® rose 7.28% and the Dow advanced 6.07%, threatening to eclipse the 11,000 threshold for the first time since 2001.

For the 12 months that ended November 30, 2005, the fund’s Institutional Class shares returned 16.23%, outpacing the S&P 500, the Credit Suisse First Boston Leveraged Equity Index, which returned 11.59%, and the LipperSM Capital Appreciation Funds Average, which returned 7.90% . The fund’s concentrated positions in several strong stocks helped drive its absolute performance. Relative to the S&P 500, the fund was helped by positive security selection in the telecommunication services sector, a significant overweighting in the top performing energy segment, and stock selection along with an overweighting in the utilities group. Fund performance was held back somewhat due to security selection and an overweighting in lagging materials stocks. Contributors to the fund’s performance relative to the S&P 500 included oil refiner Valero Energy, global power producer AES, as well as oil exploration and production companies Forest Oil and Range Resources. Detrac tors included Delta Air Lines and tanker companies Teekay Shipping and General Maritime.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class A
Actual	$1,000.00	$1,106.30	$6.28
HypotheticalA	$1,000.00	$1,019.10	$6.02
Class T
Actual	$1,000.00	$1,104.80	$7.76
HypotheticalA	$1,000.00	$1,017.70	$7.44
Class B
Actual	$1,000.00	$1,102.10	$10.54
HypotheticalA	$1,000.00	$1,015.04	$10.10

	7		Annual Report

Shareholder Expense Example continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class C
Actual	$1,000.00	$1,102.70	$10.17
HypotheticalA	$1,000.00	$1,015.39	$9.75
Institutional Class
Actual	$1,000.00	$1,108.30	$4.65
HypotheticalA	$1,000.00	$1,020.66	$4.46

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.19%
Class T	1.47%
Class B	2.00%
Class C	1.93%
Institutional Class	88%

Annual Report

8

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
General Maritime Corp.	3.9	3.8
Teekay Shipping Corp.	3.6	5.0
Service Corp. International (SCI)	3.1	2.6
Sprint Nextel Corp.	2.8	2.1
Forest Oil Corp.	2.7	4.5
ON Semiconductor Corp.	2.5	1.8
Qwest Communications International, Inc.	2.4	2.0
Chesapeake Energy Corp.	2.2	1.4
DaVita, Inc.	2.1	2.5
OMI Corp.	2.1	2.8
	27.4
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Energy	29.6	33.7
Information Technology	13.5	5.6
Materials	11.9	12.7
Industrials	10.0	9.3
Consumer Discretionary	8.8	11.4

9 Annual Report

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 92.1%

	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – 8.4%
Auto Components 0.9%
Tenneco, Inc. (a)	353,300	$ 6,136,821
TRW Automotive Holdings Corp. (a)	47,700	1,202,040
		7,338,861
Diversified Consumer Services – 3.2%
Carriage Services, Inc. Class A (a)	36,900	191,511
Service Corp. International (SCI)	3,089,500	25,364,795
		25,556,306
Hotels, Restaurants & Leisure 2.3%
Alliance Gaming Corp. (a)	104,000	1,240,720
Centerplate, Inc. unit	30,815	388,885
Friendly Ice Cream Corp. (a)	41,076	365,576
Pinnacle Entertainment, Inc. (a)	277,600	6,631,864
Six Flags, Inc. (a)	1,097,600	8,188,096
Sunterra Corp. (a)	127,028	1,492,579
		18,307,720
Internet & Catalog Retail 0.2%
Audible, Inc. (a)(f)	150,000	1,935,000
Media – 1.6%
Cablevision Systems Corp. – NY Group Class A (a)	19,900	470,834
Charter Communications, Inc. Class A (a)	1,845,500	2,196,145
Emmis Communications Corp. Class A (a)	2,653	55,289
Gray Television, Inc.	103,900	926,788
Liberty Global, Inc.:
Class A	2,264	50,510
Class C (a)	2,264	47,023
LodgeNet Entertainment Corp. (a)	11,800	161,778
Nexstar Broadcasting Group, Inc. Class A (a)(g)	819,700	3,565,695
NTL, Inc. (a)	49,322	2,872,020
Regal Entertainment Group Class A	100	2,023
Spanish Broadcasting System, Inc. Class A (a)	39,500	190,390
The DIRECTV Group, Inc. (a)	58,150	766,999
The Reader’s Digest Association, Inc. (non-vtg.)	95,700	1,486,221
		12,791,715
Specialty Retail – 0.2%
AutoNation, Inc. (a)	20,200	418,544
Gap, Inc.	87,400	1,519,012
		1,937,556

TOTAL CONSUMER DISCRETIONARY		67,867,158

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER STAPLES 2.7%
Food & Staples Retailing – 2.0%
Albertsons, Inc.	271,100	$ 6,370,850
Koninklijke Ahold NV sponsored ADR (a)	343,000	2,558,780
Kroger Co. (a)	286,100	5,567,506
Pathmark Stores, Inc. (a)	63,840	686,918
Safeway, Inc.	51,600	1,199,700
		16,383,754
Food Products 0.6%
Corn Products International, Inc.	65,830	1,464,718
Kellogg Co.	15,100	665,457
Smithfield Foods, Inc. (a)	102,900	3,007,767
		5,137,942
Personal Products 0.1%
Revlon, Inc. Class A (sub. vtg.) (a)	258,025	645,063

TOTAL CONSUMER STAPLES		22,166,759

ENERGY 29.6%
Energy Equipment & Services – 4.4%
Grant Prideco, Inc. (a)	48,400	1,858,076
Grey Wolf, Inc. (a)	1,113,461	8,362,092
Hanover Compressor Co. (a)	38,500	520,520
Hercules Offshore, Inc. (a)	7,300	196,224
Nabors Industries Ltd. (a)	56,200	3,934,562
Noble Corp.	29,500	2,126,065
Petroleum Geo-Services ASA sponsored ADR (a)	87,948	2,488,928
Pride International, Inc. (a)	237,900	7,087,041
Rowan Companies, Inc.	108,000	3,875,040
Universal Compression Holdings, Inc. (a)	126,600	5,112,108
		35,560,656
Oil, Gas & Consumable Fuels – 25.2%
Burlington Resources, Inc.	77,300	5,584,925
Canadian Natural Resources Ltd.	100,000	4,532,556
Chesapeake Energy Corp.	627,600	18,169,020
Comstock Resources, Inc. (a)	25,300	775,951
El Paso Corp. (f)	712,400	7,829,276
Forest Oil Corp. (a)	497,600	22,297,456
Frontier Oil Corp.	133,400	5,026,512
Frontline Ltd. (f)	14,700	604,408
Frontline Ltd. (NY Shares)	319,800	13,226,928
General Maritime Corp. (f)	823,600	31,823,903

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
Houston Exploration Co. (a)	44,700	$ 2,443,302
KCS Energy, Inc. (a)	120,100	3,140,615
Nexen, Inc.	114,600	5,034,167
OMI Corp.	879,400	17,060,360
Overseas Shipholding Group, Inc.	95,400	4,861,584
Petrohawk Energy Corp. (a)	74,263	988,441
Range Resources Corp.	336,600	12,534,984
Ship Finance International Ltd.:
(Norway)	1,470	26,729
(NY Shares)	46,931	858,837
Teekay Shipping Corp.	684,400	29,011,716
Valero Energy Corp.	152,200	14,641,640
Vintage Petroleum, Inc.	98,400	5,154,192
		205,627,502

TOTAL ENERGY		241,188,158

FINANCIALS – 0.7%
Consumer Finance – 0.2%
Metris Companies, Inc. (a)	88,400	1,325,116
Insurance – 0.4%
American Financial Group, Inc., Ohio	87,000	3,232,050
Real Estate 0.0%
Equity Office Properties Trust	500	15,590
Thrifts & Mortgage Finance – 0.1%
Capital Crossing Bank (a)	21,000	688,590

TOTAL FINANCIALS		5,261,346

HEALTH CARE – 4.7%
Health Care Equipment & Supplies – 0.3%
Baxter International, Inc.	69,900	2,718,411
Health Care Providers & Services – 4.4%
DaVita, Inc. (a)	330,300	17,337,447
Owens & Minor, Inc.	212,800	6,035,008
ResCare, Inc. (a)	294,400	5,096,064

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Health Care Providers & Services – continued
Rural/Metro Corp. (a)	334,500	$ 2,960,325
VCA Antech, Inc. (a)	149,559	4,181,670
		35,610,514

TOTAL HEALTH CARE		38,328,925

INDUSTRIALS – 9.9%
Air Freight & Logistics – 0.2%
Park Ohio Holdings Corp. (a)	114,577	1,804,588
Airlines – 0.8%
AirTran Holdings, Inc. (a)	138,500	2,080,270
AMR Corp. (a)	230,270	3,889,260
US Airways Group, Inc. (a)	23,760	798,098
		6,767,628
Building Products 3.5%
American Standard Companies, Inc.	244,600	9,314,368
Jacuzzi Brands, Inc. (a)	397,000	3,203,790
Lennox International, Inc.	197,100	5,757,291
Masco Corp.	180,900	5,385,393
Royal Group Technologies Ltd. (sub. vtg.) (a)	69,900	620,827
York International Corp.	66,500	3,743,285
		28,024,954
Commercial Services & Supplies – 3.3%
Allied Waste Industries, Inc. (a)	899,700	7,566,477
Cenveo, Inc. (a)	524,300	6,768,713
Clean Harbors, Inc. (a)	17,300	499,278
Global Cash Access Holdings, Inc.	61,600	779,240
Republic Services, Inc.	103,500	3,710,475
Waste Management, Inc.	248,100	7,420,671
		26,744,854
Construction & Engineering – 0.0%
Integrated Electrical Services, Inc. (a)(f)	399,600	219,780
Industrial Conglomerates – 0.6%
Tyco International Ltd.	161,700	4,611,684
Machinery – 0.4%
Navistar International Corp. (a)	29,100	825,567
SPX Corp.	19,800	932,184
Terex Corp. (a)	17,800	1,096,836

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Machinery – continued
Thermadyne Holdings Corp. (a)	5,100	$67,575
Timken Co.	7,200	223,056
		3,145,218
Marine – 0.0%
American Commercial Lines, Inc.	1,700	49,725
Golden Ocean Group Ltd. (a)	232,800	137,876
		187,601
Road & Rail 1.1%
Burlington Northern Santa Fe Corp.	121,200	8,021,016
Kansas City Southern (a)	50,500	1,260,985
		9,282,001

TOTAL INDUSTRIALS		80,788,308

INFORMATION TECHNOLOGY – 13.5%
Communications Equipment – 1.3%
Motorola, Inc.	427,000	10,286,430
Computers & Peripherals – 1.2%
Maxtor Corp. (a)	500,000	2,030,000
McDATA Corp. Class A (a)	408,900	1,488,396
Seagate Technology	340,200	6,436,584
		9,954,980
Electronic Equipment & Instruments – 2.4%
Benchmark Electronics, Inc. (a)	100,000	3,065,000
Celestica, Inc. (sub. vtg.) (a)	808,300	8,558,022
DDi Corp. (a)	163,300	127,374
Merix Corp. (a)	30,600	204,102
SMTC Corp. (a)	343,580	549,728
Solectron Corp. (a)	1,048,400	3,763,756
Sunpower Corp. Class A	700	17,500
Viasystems Group, Inc. (a)	7,990	23,970
Viasystems Group, Inc. (a)(j)	47,440	142,320
Vishay Intertechnology, Inc. (a)	219,800	2,820,034
		19,271,806
Semiconductors & Semiconductor Equipment – 6.7%
AMIS Holdings, Inc. (a)	189,276	1,887,082
Amkor Technology, Inc. (a)(f)	2,598,014	16,107,687
Atmel Corp. (a)	2,360,000	7,906,000

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Semiconductors & Semiconductor Equipment – continued
Fairchild Semiconductor International, Inc. (a)	171,200	$ 2,968,608
Freescale Semiconductor, Inc.:
Class A (a)	162,400	4,181,800
Class B (a)	6,671	172,112
ON Semiconductor Corp. (a)	3,511,500	20,366,700
Skyworks Solutions, Inc. (a)	215,153	1,159,675
		54,749,664
Software 1.9%
BEA Systems, Inc. (a)	764,800	6,707,296
Cognos, Inc. (a)	169,200	5,657,165
Sybase, Inc. (a)	145,800	3,273,210
		15,637,671

TOTAL INFORMATION TECHNOLOGY		109,900,551

MATERIALS 11.8%
Chemicals – 5.3%
Albemarle Corp.	80,200	2,951,360
Arch Chemicals, Inc.	117,658	3,347,370
Celanese Corp. Class A	891,100	15,416,030
Chemtura Corp.	949,332	11,439,446
Methanex Corp.	94,600	1,654,456
NOVA Chemicals Corp.	73,900	2,787,603
Rhodia SA sponsored ADR (a)	933,600	1,913,880
Texas Petrochemicals, Inc. (a)	158,000	3,515,500
		43,025,645
Construction Materials 0.3%
Texas Industries, Inc.	53,000	2,643,640
Containers & Packaging – 3.0%
Owens Illinois, Inc. (a)	171,000	3,719,250
Packaging Corp. of America	22,170	514,122
Pactiv Corp. (a)	248,200	5,023,568
Sealed Air Corp. (a)	11,400	589,494
Smurfit-Stone Container Corp. (a)	845,215	10,708,874
Temple-Inland, Inc.	83,400	3,491,958
		24,047,266
Metals & Mining – 0.3%
Barrick Gold Corp.	500	13,301
Chaparral Steel Co. (a)	53,000	1,325,000

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

MATERIALS – continued
Metals & Mining – continued
Freeport-McMoRan Copper & Gold, Inc. Class B	22,570	$ 1,176,123
Haynes International, Inc. (a)	1,234	27,148
Oregon Steel Mills, Inc. (a)	1,600	43,760
		2,585,332
Paper & Forest Products 2.9%
Aracruz Celulose SA (PN B) sponsored ADR	80,100	3,123,900
Georgia-Pacific Corp.	22,600	1,068,754
International Paper Co.	302,400	9,534,672
Weyerhaeuser Co.	154,000	10,211,740
		23,939,066

TOTAL MATERIALS		96,240,949

TELECOMMUNICATION SERVICES – 7.5%
Diversified Telecommunication Services – 2.8%
Covad Communications Group, Inc. (a)	70,609	55,075
General Communications, Inc. Class A (a)	112,400	1,140,860
New Skies Satellites Holdings Ltd.	54,900	1,312,110
Qwest Communications International, Inc. (a)	3,694,000	19,356,560
Telewest Global, Inc. (a)	48,783	1,087,373
XO Communications, Inc. (a)	7,300	14,527
		22,966,505
Wireless Telecommunication Services – 4.7%
ALLTEL Corp.	42,051	2,810,268
Centennial Communications Corp. Class A (a)	325,900	5,172,033
Crown Castle International Corp. (a)	47,100	1,290,540
Dobson Communications Corp. Class A (a)	266,700	1,965,579
NII Holdings, Inc. (a)	25,800	1,121,010
Rogers Communications, Inc. Class B (non-vtg.)	70,588	2,704,435
Sprint Nextel Corp.	907,212	22,716,588
		37,780,453

TOTAL TELECOMMUNICATION SERVICES		60,746,958

UTILITIES – 3.3%
Independent Power Producers & Energy Traders – 2.0%
AES Corp. (a)	1,043,900	16,462,303

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)

UTILITIES – continued
Multi-Utilities – 1.3%
Aquila, Inc. (a)	88,200	$313,110
CMS Energy Corp. (a)	732,500	10,240,350
		10,553,460

TOTAL UTILITIES		27,015,763

TOTAL COMMON STOCKS
(Cost $630,020,436)		749,504,875

Preferred Stocks 0.0%

Convertible Preferred Stocks 0.0%

CONSUMER DISCRETIONARY – 0.0%
Media – 0.0%
Emmis Communications Corp. Series A, 6.25%	2,800	128,555
Nonconvertible Preferred Stocks 0.0%

TELECOMMUNICATION SERVICES – 0.0%
Diversified Telecommunication Services – 0.0%
PTV, Inc. Series A, 10.00%	10	17
TOTAL PREFERRED STOCKS
(Cost $133,912)		128,572

Corporate Bonds 0.9%
	Principal
	Amount
Convertible Bonds 0.3%

TELECOMMUNICATION SERVICES – 0.3%
Wireless Telecommunication Services – 0.3%
ICO North America, Inc. 7.5% 8/15/09 (j)	$2,180,000	2,245,400

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount
Nonconvertible Bonds – 0.6%

CONSUMER DISCRETIONARY – 0.4%
Media – 0.4%
Charter Communications Holdings LLC/Charter
Communications Holdings Capital Corp. 0%
1/15/12 (e)	$5,210,000	$ 2,657,100
Vertis, Inc. 13.5% 12/7/09 (h)	435,000	340,388
		2,997,488

INDUSTRIALS – 0.1%
Airlines – 0.1%
Delta Air Lines, Inc. 8% 12/15/07 (d)(h)	1,510,000	260,475
Northwest Airlines Corp. 10% 2/1/09 (d)	215,000	79,013
Northwest Airlines, Inc.:
8.7% 3/15/07 (d)	350,000	133,000
9.875% 3/15/07 (d)	1,605,000	593,850
		1,066,338

MATERIALS 0.1%
Chemicals – 0.1%
Pliant Corp.:
11.125% 9/1/09	645,000	551,475
13% 6/1/10 (d)	470,000	84,600
		636,075
Containers & Packaging – 0.0%
Huntsman Packaging Corp. 13% 6/1/10 (d)	575,000	103,500

TOTAL MATERIALS		739,575

TOTAL NONCONVERTIBLE BONDS		4,803,401

TOTAL CORPORATE BONDS
(Cost $8,251,799)		7,048,801

Floating Rate Loans 0.1%

TELECOMMUNICATION SERVICES – 0.1%
Diversified Telecommunication Services – 0.1%
McLeodUSA, Inc.:
revolver loan 9.5733% 5/31/07 (d)(i)	450,726	135,218

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Floating Rate Loans continued
	Principal	Value (Note 1)
	Amount

TELECOMMUNICATION SERVICES – continued
Diversified Telecommunication Services – continued
McLeodUSA, Inc.: – continued
Tranche A, term loan 9.5737% 5/31/07 (d)(i)	$ 1,504,393	$ 466,362
Tranche B, term loan 10.39% 5/30/08 (d)(i)	1,408,850	436,744
		1,038,324

TOTAL FLOATING RATE LOANS
(Cost $2,314,041)		1,038,324

Money Market Funds 11.0%
	Shares
Fidelity Cash Central Fund, 4.08% (b)	54,199,786	54,199,786
Fidelity Securities Lending Cash Central Fund,
4.09% (b)(c)	35,638,650	35,638,650
TOTAL MONEY MARKET FUNDS
(Cost $89,838,436)		89,838,436

TOTAL INVESTMENT PORTFOLIO 104.1%
(Cost $730,558,624)		847,559,008

NET OTHER ASSETS – (4.1)%		(33,305,624)
NET ASSETS 100%		$ 814,253,384

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Non-income producing – Issuer is in
default.

(e) Debt obligation initially issued in zero
coupon form which converts to coupon
form at a specified rate and date. The
rate shown is the rate at period end.

(f) Security or a portion of the security is on
loan at period end.

(g) Affiliated company

(h) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $600,863 or
0.1% of net assets.

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

(i) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

(j) Restricted securities – Investment in
securities not registered under the
Securities Act of 1933 (excluding 144A
issues). At the end of the period, the
value of restricted securities (excluding
144A issues) amounted to $2,387,720
or 0.3% of net assets.

Additional information on each holding is as follows:

	Acquisition	Acquisition
Security	Date	Cost
ICO North
America, Inc.
7.5% 8/15/09	8/12/05	$ 2,180,000
Viasystems
Group, Inc.	2/13/04	954,730

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
Fidelity Cash Central Fund	$1,000,134
Fidelity Securities Lending Cash Central Fund	469,854
Total	$ 1,469,988

Other Affiliated Issuers

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

	Value,				Value,
	beginning		Sales	Dividend	end of
Affiliate	of period	Purchases	Proceeds	Income	period
Nexstar
Broadcasting
Group, Inc.
Class A	$ 2,043,245	$2,910,938	$—	$—	$ 3,565,695
TOTALS	$ 2,043,245	$2,910,938	$—	$—	$ 3,565,695

See accompanying notes which are an integral part of the financial statements.

Annual Report 20

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	82.1%
Marshall Islands	9.6%
Canada	4.0%
Bermuda	2.0%
Cayman Islands	1.1%
Others (individually less than 1%) .	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements

Statement of Assets and Liabilities
		November 30, 2005

Assets
Investment in securities, at value (including securities
loaned of $35,180,649) See accompanying
schedule:
Unaffiliated issuers (cost $635,312,429)	$754,154,877
Affiliated Central Funds (cost $89,838,436)	89,838,436
Other affiliated issuers (cost $5,407,759)	3,565,695
Total Investments (cost $730,558,624)		$847,559,008
Cash		5,503
Receivable for investments sold		1,133,919
Receivable for fund shares sold		6,889,799
Dividends receivable		1,064,428
Interest receivable		274,559
Prepaid expenses		3,055
Other receivables		87,381
Total assets		857,017,652

Liabilities
Payable for investments purchased	$4,474,938
Payable for fund shares redeemed	1,633,318
Accrued management fee	399,180
Distribution fees payable	348,924
Other affiliated payables	171,107
Other payables and accrued expenses	98,151
Collateral on securities loaned, at value	35,638,650
Total liabilities		42,764,268

Net Assets		$814,253,384
Net Assets consist of:
Paid in capital		$693,069,938
Undistributed net investment income		1,710,546
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		2,472,766
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		117,000,134
Net Assets		$814,253,384

See accompanying notes which are an integral part of the financial statements.

Annual Report 22

Statement of Assets and Liabilities continued
November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($286,588,733 ÷ 10,201,069 shares)	$28.09
Maximum offering price per share (100/94.25 of $28.09)	$29.80
Class T:
Net Asset Value and redemption price per share
($195,557,598 ÷ 7,054,167 shares)	$27.72
Maximum offering price per share (100/96.50 of $27.72)	$28.73
Class B:
Net Asset Value and offering price per share
($91,815,106 ÷ 3,360,726 shares)A	$27.32
Class C:
Net Asset Value and offering price per share
($178,571,844 ÷ 6,546,049 shares)A	$27.28
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($61,720,103 ÷ 2,177,947 shares)	$28.34
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Statements continued

Statement of Operations
	Year ended November 30, 2005

Investment Income
Dividends		$6,084,264
Special dividends		778,801
Interest		378,356
Income from affiliated Central Funds (including
$469,854 from security lending)		1,469,988
Total income		8,711,409

Expenses
Management fee	$3,011,812
Transfer agent fees	1,251,584
Distribution fees	2,618,786
Accounting and security lending fees	193,945
Independent trustees’ compensation	1,955
Custodian fees and expenses	14,098
Registration fees	130,838
Audit	51,597
Legal	4,284
Miscellaneous	18,104
Total expenses before reductions	7,297,003
Expense reductions	(171,674)	7,125,329

Net investment income (loss)		1,586,080
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,903,259
Foreign currency transactions	(13,208)
Total net realized gain (loss)		2,890,051
Change in net unrealized appreciation (depreciation) on:
Investment securities	65,356,585
Assets and liabilities in foreign currencies	(8,715)
Total change in net unrealized appreciation
(depreciation)		65,347,870
Net gain (loss)		68,237,921
Net increase (decrease) in net assets resulting from
operations		$69,824,001

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Statement of Changes in Net Assets
	Year ended	Year ended
	November 30,	November 30,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,586,080	$(456,467)
Net realized gain (loss)	2,890,051	6,171,134
Change in net unrealized appreciation (depreciation) .	65,347,870	33,291,439
Net increase (decrease) in net assets resulting
from operations	69,824,001	39,006,106
Distributions to shareholders from net investment income .	(31,864)
Distributions to shareholders from net realized gain	(3,854,446)	(2,006,936)
Total distributions	(3,886,310)	(2,006,936)
Share transactions — net increase (decrease)	505,130,548	121,647,324
Total increase (decrease) in net assets	571,068,239	158,646,494

Net Assets
Beginning of period	243,185,145	84,538,651
End of period (including undistributed net investment
income of $1,710,546 and undistributed net invest-
ment income of $182,968, respectively)	$814,253,384	$243,185,145

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights Class A

Years ended November 30,	2005	2004	2003	2002	2001H
Selected Per Share Data
Net asset value, beginning of
period	$ 24.67	$ 19.22	$ 11.02	$ 10.26	$ 10.00
Income from Investment
Operations
Net investment income (loss)E	.16F	—G,J,K	(.05)	(.06)	—J
Net realized and unrealized
gain (loss)	3.69	5.88	8.25	.82	.26
Total from investment operations	3.85	5.88	8.20	.76	.26
Distributions from net realized
gain	(.43)	(.43)	—	—	—
Net asset value, end of period .	$ 28.09	$ 24.67	$ 19.22	$ 11.02	$ 10.26
Total ReturnB,C,D	15.87%	31.15%	74.41%	7.41%	2.60%
Ratios to Average Net AssetsI
Expenses before reductions	1.20%	1.28%	1.49%	4.50%	5.73%A
Expenses net of fee waivers, if
any	1.20%	1.28%	1.49%	1.66%	1.75%A
Expenses net of all reductions	1.17%	1.26%	1.38%	1.30%	1.68%A
Net investment income (loss)	62%F	.01%G,K	(.32)%	(.65)%	.04%A
Supplemental Data
Net assets, end of period (000
omitted)	$286,589	$92,147	$27,926	$ 970	$ 769
Portfolio turnover rate	11%	24%	73%	252%	289%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.04 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been .46%.
G Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.05 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been (.21)%.
H For the period December 27, 2000 (commencement of operations) to November 30, 2001.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
J Amount represents less than $.01 per share.
K As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $0.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights Class T

Years ended November 30,	2005	2004	2003	2002	2001H
Selected Per Share Data
Net asset value, beginning of
period	$ 24.36	$ 19.05	$ 10.97	$ 10.23	$ 10.00
Income from Investment
Operations
Net investment income
(loss)E	09F	(.07)G,J	(.09)	(.09)	(.02)
Net realized and unrealized
gain (loss)	3.64	5.82	8.17	.83	.25
Total from investment
operations	3.73	5.75	8.08	.74	.23
Distributions from net realized
gain	(.37)	(.44)	—	—	—
Net asset value, end of period	$ 27.72	$ 24.36	$ 19.05	$ 10.97	$ 10.23
Total ReturnB,C,D	15.53%	30.75%	73.66%	7.23%	2.30%
Ratios to Average Net AssetsI
Expenses before reductions .	1.49%	1.61%	2.09%	4.81%	6.06%A
Expenses net of fee waivers,
if any	1.49%	1.61%	1.77%	1.91%	2.00%A
Expenses net of all
reductions	1.45%	1.58%	1.65%	1.55%	1.92%A
Net investment income (loss)	.34%F	(.32)%G,J	(.59)%	(.90)%	(.20)%A
Supplemental Data
Net assets, end of period
(000 omitted)	$195,558	$43,969	$16,126	$ 1,862	$ 1,473
Portfolio turnover rate	11%	24%	73%	252%	289%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.04 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been .18%.
G Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.05 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been (.54)%.
H For the period December 27, 2000 (commencement of operations) to November 30, 2001.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
J As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $0.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights Class B

Years ended November 30,	2005	2004	2003	2002	2001H
Selected Per Share Data
Net asset value, beginning of
period	$ 24.06	$ 18.86	$ 10.89	$ 10.18	$ 10.00
Income from Investment
Operations
Net investment income
(loss)E	(.05)F	(.17)G,J	(.17)	(.13)	(.07)
Net realized and unrealized
gain (loss)	3.60	5.76	8.14	.84	.25
Total from investment
operations	3.55	5.59	7.97	.71	.18
Distributions from net realized
gain	(.29)	(.39)	—	—	—
Net asset value, end of period	$ 27.32	$ 24.06	$ 18.86	$ 10.89	$ 10.18
Total ReturnB,C,D	14.92%	30.13%	73.19%	6.97%	1.80%
Ratios to Average Net AssetsI
Expenses before reductions .	2.01%	2.10%	2.46%	5.36%	6.58%A
Expenses net of fee waivers,
if any	2.01%	2.10%	2.25%	2.41%	2.50%A
Expenses net of all
reductions	1.98%	2.08%	2.13%	2.05%	2.43%A
Net investment income (loss)	(.18)%F	(.81)%G,J	(1.07)%	(1.39)%	(.71)%A
Supplemental Data
Net assets, end of period
(000 omitted)	$91,815	$36,573	$13,991	$ 1,159	$ 919
Portfolio turnover rate	11%	24%	73%	252%	289%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.04 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been (.34)%.
G Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.05 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been (1.03)% .
H For the period December 27, 2000 (commencement of operations) to November 30, 2001.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
J As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $0.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Financial Highlights Class C

Years ended November 30,	2005	2004	2003	2002	2001H
Selected Per Share Data
Net asset value, beginning of
period	$ 24.00	$ 18.80	$ 10.87	$ 10.19	$ 10.00
Income from Investment
Operations
Net investment income
(loss)E	(.03)F	(.15)G,J	(.17)	(.14)	(.07)
Net realized and unrealized
gain (loss)	3.59	5.75	8.10	.82	.26
Total from investment
operations	3.56	5.60	7.93	.68	.19
Distributions from net realized
gain	(.28)	(.40)	—	—	—
Net asset value, end of period	$ 27.28	$ 24.00	$ 18.80	$ 10.87	$ 10.19
Total ReturnB,C,D	14.99%	30.29%	72.95%	6.67%	1.90%
Ratios to Average Net AssetsI
Expenses before reductions .	1.94%	2.02%	2.36%	5.22%	6.49%A
Expenses net of fee waivers,
if any	1.94%	2.02%	2.25%	2.43%	2.50%A
Expenses net of all
reductions	1.90%	2.00%	2.14%	2.07%	2.43%A
Net investment income (loss)	(.11)%F	(.73)%G,J	(1.08)%	(1.42)%	(.71)%A
Supplemental Data
Net assets, end of period
(000 omitted)	$178,572	$46,832	$20,975	$ 1,357	$ 1,747
Portfolio turnover rate	11%	24%	73%	252%	289%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.04 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been (.27)%.
G Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.05 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been (.95)%.
H For the period December 27, 2000 (commencement of operations) to November 30, 2001.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
J As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $0.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Highlights Institutional Class

Years ended November 30,	2005	2004	2003	2002	2001G
Selected Per Share Data
Net asset value, beginning of
period	$ 24.85	$ 19.34	$ 11.07	$ 10.28	$ 10.00
Income from Investment
Operations
Net investment income (loss)D	25E	.07F,I	(.01)	(.04)	.03
Net realized and unrealized
gain (loss)	3.71	5.92	8.28	.83	.25
Total from investment operations .	3.96	5.99	8.27	.79	.28
Distributions from net investment
income	(.03)	—	—	—	—
Distributions from net realized
gain	(.44)	(.48)	—	—	—
Total distributions	(.47)	(.48)	—	—	—
Net asset value, end of period	$ 28.34	$ 24.85	$ 19.34	$ 11.07	$ 10.28
Total ReturnB,C	16.23%	31.60%	74.71%	7.68%	2.80%
Ratios to Average Net AssetsH
Expenses before reductions	89%	.95%	1.40%	4.32%	5.47%A
Expenses net of fee waivers, if
any	89%	.95%	1.25%	1.45%	1.50%A
Expenses net of all reductions	85%	.93%	1.12%	1.09%	1.43%A
Net investment income (loss)	94%E	.34%F,I	(.06)%	(.43)%	.29%A
Supplemental Data
Net assets, end of period (000
omitted)	$61,720	$23,665	$ 5,521	$ 2,287	$ 400
Portfolio turnover rate	11%	24%	73%	252%	289%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.04 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been .78%.
F Investment income per share reflects an in kind dividend received in a corporate reorganization which amounted to $.05 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been .12%.
G For the period December 27, 2000 (commencement of operations) to November 30, 2001.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $0.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Notes to Financial Statements

For the period ended November 30, 2005

1. Significant Accounting Policies.

Fidelity Advisor Leveraged Company Stock Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

31 Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued

Security Valuation continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non recurring dividends recognized by the fund are presented

Annual Report

32

1. Significant Accounting Policies continued

Investment Transactions and Income continued

separately on the Statement of Operations as “Special Dividends” and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non accrual status when the issuer resumes interest payments or when collectibil ity of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to short term capital gains, foreign currency transactions, market discount, losses deferred due to wash sales and excise tax regulations.

33 Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued
Income Tax Information and Distributions to Shareholders continued

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$151,720,072
Unrealized depreciation	(34,540,820)
Net unrealized appreciation (depreciation)	117,179,252
Undistributed ordinary income	1,913,726
Undistributed long term capital gain	1,671,683

Cost for federal income tax purposes	$730,379,756

The tax character of distributions paid was as follows:
	November 30, 2005	November 30, 2004
Ordinary Income	$1,142,288	$1,959,042
Long term Capital Gains	2,744,022	47,894
Total	$3,886,310	$2,006,936

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby

Annual Report

34

2. Operating Policies continued

Loans and Other Direct Debt Instruments continued

financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contrac tually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $512,175,622 and $52,796,225, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .62% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$429,187	$—
Class T	25%	.25%	542,056	31,190
Class B	75%	.25%	624,597	468,448
Class C	75%	.25%	1,022,946	585,873

			$2,618,786	$1,085,511

35 Annual Report

Notes to Financial Statements continued
4. Fees and Other Transactions with Affiliates continued

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$687,710
Class T	85,833
Class B*	116,652
Class C*	34,629
$924,824

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$431,156.25
Class T	309,162.28
Class B	193,358.31
Class C	243,403.24
Institutional Class	74,505.19
	$1,251,584

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

36

4. Fees and Other Transactions with Affiliates continued

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $19,002 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $169,983 for the period. In addition, through arrangements with the fund’s custodian, credits realized as a result of

37 Annual Report

Notes to Financial Statements continued

7. Expense Reductions - continued

uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $1,691.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended November 30,	2005	2004
From net investment income
Institutional Class	$31,864	$—
From net realized gain
Class A	$1,669,757	$660,643
Class T	705,188	412,460
Class B	459,037	295,118
Class C	557,021	486,771
Institutional Class	463,443	151,944
Total	$3,854,446	$2,006,936

Annual Report

38

10. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
Years ended November 30,	2005	2004	2005	2004
Class A
Shares sold	9,156,143	3,755,899	$241,722,913	$82,343,816
Reinvestment of distributions	52,964	19,618	1,279,020	384,297
Shares redeemed	(2,742,586)	(1,493,733)	(71,898,681)	(30,418,104)
Net increase (decrease)	6,466,521	2,281,784	$171,103,252	$52,310,009
Class T
Shares sold	6,307,131	1,390,908	$163,702,273	$29,282,568
Reinvestment of distributions	27,325	19,412	652,707	376,407
Shares redeemed	(1,085,064)	(451,842)	(28,136,016)	(9,236,332)
Net increase (decrease)	5,249,392	958,478	$136,218,964	$20,422,643
Class B
Shares sold	2,246,800	1,219,916	$57,268,579	$25,474,849
Reinvestment of distributions	17,059	14,015	403,511	269,849
Shares redeemed	(423,440)	(455,410)	(10,755,660)	(9,244,473)
Net increase (decrease)	1,840,419	778,521	$46,916,430	$16,500,225
Class C
Shares sold	5,299,970	1,638,266	$136,092,126	$33,702,203
Reinvestment of distributions	17,826	18,443	420,739	353,852
Shares redeemed	(723,313)	(820,595)	(18,448,351)	(16,348,607)
Net increase (decrease)	4,594,483	836,114	$118,064,514	$17,707,448
Institutional Class
Shares sold	2,013,082	1,315,044	$52,715,957	$28,097,723
Reinvestment of distributions	6,379	3,938	154,846	77,610
Shares redeemed	(793,930)	(652,029)	(20,043,415)	(13,468,334)
Net increase (decrease)	1,225,531	666,953	$32,827,388	$14,706,999

39 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the sched ule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Leveraged Company Stock Fund (a fund of Fidelity Advisor Series I) at November 30, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Leveraged Company Stock Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts January 17, 2006

Annual Report

40

Trustees and Officers

The Trustees , Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert J. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Leveraged Company Stock (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR

(2005 present). Previously, Mr. Jonas served as President of Fidelity En terprise Operations and Risk Services (2004 2005), Chief Administra tive Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

42

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Annual Report

44

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Annual Report

46

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Advisor Leveraged Company Stock. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005 present), Fidelity’s Fixed Income Funds (2005 present), certain Asset Allocation Funds (2005 present), and certain Balanced Funds (2005 present). Mr. Donovan also serves as Executive Vice President of FMR (2005 present) and FMRC (2005 present). Previously, Mr. Donovan served as Vice Pres ident and Director of Fidelity’s International Equity Trading group (1998 2005).

Thomas T. Soviero (42)

Year of Election or Appointment: 2003

Vice President of Advisor Leveraged Company Stock. Mr. Soviero also serves as Vice President of other funds advised by FMR. Prior to assum ing his current responsibilities, Mr. Soviero managed a variety of Fidelity funds. Mr. Soviero also served as Vice President of FMR and FMR Co., Inc. (2001).

Eric D. Roiter (57)

Year of Election or Appointment: 2000

Secretary of Advisor Leveraged Company Stock. He also serves as Sec retary of other Fidelity funds; Vice President, General Counsel, and Sec retary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Leveraged Company Stock. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Leveraged Company Stock. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Real Estate High Income. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Leveraged Company Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Leveraged Company Stock. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Annual Report

48

Name, Age; Principal Occupation Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Leveraged Company Stock. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Leveraged Company Stock. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Mona sterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Leveraged Company Stock. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an em ployee of FMR.

49 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2003

Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Schia vone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

Annual Report

50

Distributions

The Board of Trustees of Fidelity Advisor Leveraged Company Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio se curities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains

Institutional Class	12/19/2005	12/16/2005	$0.11	$0.077
	12/30/2005	12/29/2005	$0.015	—
	01/09/2006	01/06/2006	—	$0.01

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended November 30, 2005, $1,671,711, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended November 30, 2004, $2,746,787, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

Institutional Class designates 19% and 29% of the dividends distributed in December and January, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% and 30% of the dividends distributed in December and January, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

51 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000
Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000

Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

Annual Report 52

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Leveraged Company Stock Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

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54

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one and three year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the one and three year periods. The Board also stated that the relative investment performance of Institutional Class of the fund has compared favorably to its benchmark over time. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower perfor mance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar

Annual Report

56

Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 21% means that 79% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institu tional Class ranked below its competitive median for 2004, and the total expenses of Class T ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity.

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58

The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale

59 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

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61 Annual Report

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62

63 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
JPMorgan Chase Bank
New York, NY

ALSFI-UANN-0106 1.786694.102

Fidelity® Advisor Mid Cap Fund - Class A, Class T, Class B and Class C

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	19	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	28	Notes to the financial statements.
Report of Independent	37
Registered Public
Accounting Firm
Trustees and Officers	38
Distributions	48
Proxy Voting Results	49
Board Approval of	50
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confi dent we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund dis tributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Life of
	year	years	fundA
Class A (incl. 5.75% sales charge)B	4.77%	5.12%	14.18%
Class T (incl. 3.50% sales charge)	7.13%	5.46%	14.31%
Class B (incl. contingent deferred
sales charge)C	5.30%	5.25%	14.31%
Class C (incl. contingent deferred
sales charge)D	9.38%	5.62%	14.04%

A From February 20, 1996.
B Class A’s 12b 1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class’s average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30,
2003, have been used to pay distribution expenses. Class A’s 12b 1 plan currently authorizes a 0.25%
12b 1 fee. The initial offering of Class A shares took place on September 3, 1996. Returns prior to
September 3, 1996, are those of Class T and reflect a 0.50% 12b 1 fee.
C Class B shares’ contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 5%, 2% and 0%, respectively.
D Class C shares bear a 1.00% 12b 1 fee. The initial offering of Class C shares took place on Novem ber 3, 1997. Returns prior to November 3, 1997, are those of Class B and reflect Class B shares’ 1.00%
12b 1 fee. Class C shares’ contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 1%, 0% and 0%, respectively.

5 Annual Report

5

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Mid Cap Fund Class T on February 20, 1996, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor’s® Midcap 400 Index performed over the same period.

Annual Report

6

Management’s Discussion of Fund Performance

Comments from Peter Saperstone, Portfolio Manager of Fidelity® Advisor Mid Cap Fund

Numerous events unfolded during the 12 month period ending November 30, 2005, that were major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index, the NASDAQ Composite® Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44%, the NASDAQ® rose 7.28% and the Dow advanced 6.07%, threatening to eclipse the 11,000 threshold for the first time since 2001.

During the past year, the fund’s Class A, Class T, Class B and Class C shares returned 11.16%, 11.01%, 10.30% and 10.38%, respectively (excluding sales charges), trailing both the 16.46% gain of the Standard & Poor’s® MidCap 400 Index and the 13.30% return of the LipperSM Mid Cap Funds Average. Stock selection in the consumer discretionary sector primarily auto infotainment software provider Harman International and Eastman Kodak hurt the most relative to the index. In the case of Harman, the stock’s valuation became stretched at a time when investors were concerned about increasing competition. Eastman Kodak is a stock a lot of investors gave up on, but I saw the company transitioning to new markets and liked its inexpensive valuation and potential for increasing free cash flow. However, in the short term, it was an idea that didn’t pay off. Another detractor, cruise line operator Royal Caribbean Cruises, was a victim of rising fuel prices despite strong revenue growth. On the positive side, the fund’s top contributor in absolute and relative terms was oil services company National Oilwell Varco, which saw robust demand for its offshore drilling rigs. Wireless tower provider American Tower also boosted the fund’s performance. Strong top line revenue growth and a business model that enables most of that growth to be reflected in bottom line earnings helped the stock.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class A
Actual	$1,000.00	$1,140.40	$6.17
HypotheticalA	$1,000.00	$1,019.30	$5.82
Class T
Actual	$1,000.00	$1,139.90	$7.03
HypotheticalA	$1,000.00	$1,018.50	$6.63
Class B
Actual	$1,000.00	$1,135.80	$10.49
HypotheticalA	$1,000.00	$1,015.24	$9.90

Annual Report	8

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class C
Actual	$1,000.00	$1,136.60	$10.18
HypotheticalA	$1,000.00	$1,015.54	$9.60
Institutional Class
Actual	$1,000.00	$1,142.90	$4.30
HypotheticalA	$1,000.00	$1,021.06	$4.05

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.15%
Class T	1.31%
Class B	1.96%
Class C	1.90%
Institutional Class	80%

9 Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Sprint Nextel Corp.	8.0	9.0
Harman International Industries, Inc.	7.1	5.5
Safeway, Inc.	3.5	3.2
Nokia Corp. sponsored ADR	2.9	1.6
Tiffany & Co., Inc.	2.3	2.2
Eastman Kodak Co.	2.3	2.1
American Tower Corp. Class A	2.3	2.8
Cytyc Corp.	2.2	1.7
Potash Corp. of Saskatchewan	2.2	3.5
Embraer Empresa Brasileira de Aeronautica
SA sponsored ADR	2.1	1.5
	34.9
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Consumer Discretionary	27.2	26.0
Telecommunication Services	17.9	17.8
Information Technology	14.7	9.6
Industrials	9.4	9.3
Materials	8.4	13.2

Annual Report 10

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 97.8%

	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – 27.2%
Diversified Consumer Services – 2.6%
Career Education Corp. (a)	2,679,700	$99,953
Service Corp. International (SCI)	4,415,500	36,251
Universal Technical Institute, Inc. (a)(e)	2,242,500	68,127
		204,331
Hotels, Restaurants & Leisure 3.4%
International Game Technology	677,900	19,896
Las Vegas Sands Corp. (d)	2,346,886	97,889
Royal Caribbean Cruises Ltd.	605,200	27,754
Sportingbet PLC	6,422,386	39,490
Wynn Resorts Ltd. (a)(d)	1,533,524	85,617
		270,646
Household Durables – 7.1%
Harman International Industries, Inc. (e)	5,706,780	556,411
Internet & Catalog Retail 1.1%
eBay, Inc. (a)	1,868,900	83,745
Leisure Equipment & Products – 2.3%
Eastman Kodak Co. (d)	7,491,700	179,576
Media – 4.7%
DreamWorks Animation SKG, Inc. Class A (a)	589,600	14,958
EchoStar Communications Corp. Class A	4,682,761	121,003
Getty Images, Inc. (a)	1,365,500	124,656
Salem Communications Corp. Class A (a)(e)	1,009,826	19,288
Walt Disney Co.	3,615,047	90,123
		370,028
Specialty Retail – 4.7%
Aeropostale, Inc. (a)	2,730,120	67,898
Gamestop Corp. Class A (a)(d)	1,395,021	46,929
The Pep Boys – Manny, Moe & Jack	1,313,100	18,843
Tiffany & Co., Inc.	4,556,600	185,454
TJX Companies, Inc.	2,453,700	54,987
		374,111
Textiles, Apparel & Luxury Goods – 1.3%
Phillips Van Heusen Corp. (e)	3,018,800	102,307

TOTAL CONSUMER DISCRETIONARY		2,141,155

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER STAPLES 5.0%
Beverages – 1.5%
Molson Coors Brewing Co. Class B	1,774,800	$118,184
Food & Staples Retailing – 3.5%
Safeway, Inc. (d)	11,973,500	278,384

TOTAL CONSUMER STAPLES		396,568

ENERGY 7.9%
Energy Equipment & Services – 4.7%
Grant Prideco, Inc. (a)	1,107,707	42,525
Halliburton Co.	637,000	40,545
National Oilwell Varco, Inc. (a)	2,640,540	160,070
SEACOR Holdings, Inc. (a)	1,225,900	82,564
Weatherford International Ltd. (a)	588,302	40,893
		366,597
Oil, Gas & Consumable Fuels – 3.2%
Goodrich Petroleum Corp. (a)	688,000	15,748
Murphy Oil Corp.	818,800	40,498
Newfield Exploration Co. (a)	917,200	42,430
Pioneer Natural Resources Co.	859,000	43,749
Tesoro Corp.	2,007,500	110,553
		252,978

TOTAL ENERGY		619,575

FINANCIALS – 1.7%
Capital Markets 1.6%
Calamos Asset Management, Inc. Class A	34,400	932
Greenhill & Co., Inc.	1,169,100	64,172
Lazard Ltd. Class A	1,826,980	57,184
		122,288
Real Estate 0.1%
Sinochem Hong Kong Holding Ltd. (a)	55,047,400	9,583

TOTAL FINANCIALS		131,871

HEALTH CARE – 4.4%
Biotechnology – 1.5%
Neurocrine Biosciences, Inc. (a)(e)	2,019,800	120,218

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Health Care Equipment & Supplies – 2.9%
Baxter International, Inc.	1,429,800	$55,605
Cytyc Corp. (a)(e)	6,267,962	172,432
		228,037

TOTAL HEALTH CARE		348,255

INDUSTRIALS – 9.4%
Aerospace & Defense – 2.7%
Argon ST, Inc. (a)	853,874	24,634
Embraer – Empresa Brasileira de Aeronautica SA
sponsored ADR	4,416,411	166,543
Essex Corp. (a)(e)	1,234,459	23,516
		214,693
Airlines – 0.6%
US Airways Group, Inc. (a)	1,421,500	47,748
Commercial Services & Supplies – 0.9%
Global Cash Access Holdings, Inc.	3,293,600	41,664
Knoll, Inc.	1,861,903	30,982
		72,646
Construction & Engineering – 1.6%
Fluor Corp.	1,718,300	127,326
Industrial Conglomerates – 0.3%
Smiths Group PLC	1,222,901	20,601
Machinery – 1.3%
Flowserve Corp. (a)(e)	2,795,500	104,440
Marine – 1.0%
Diana Shipping, Inc. (d)(e)	2,988,600	41,781
DryShips, Inc.	1,317,400	17,179
Horizon Lines, Inc. Class A (e)	1,935,800	22,242
		81,202
Road & Rail 1.0%
Norfolk Southern Corp.	1,685,420	74,563

TOTAL INDUSTRIALS		743,219

INFORMATION TECHNOLOGY – 14.7%
Communications Equipment – 7.3%
Andrew Corp. (a)	3,843,800	42,013
Comverse Technology, Inc. (a)	2,527,800	66,254

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Communications Equipment – continued
Harris Corp.	2,152,000	$95,936
Nokia Corp. sponsored ADR	13,494,400	230,484
Research In Motion Ltd. (a)	2,299,660	139,701
		574,388
Computers & Peripherals – 0.6%
NCR Corp. (a)	59,700	2,027
Network Appliance, Inc. (a)	1,493,200	43,482
		45,509
Electronic Equipment & Instruments – 1.1%
Symbol Technologies, Inc.	7,590,895	86,764
Internet Software & Services – 2.6%
Google, Inc. Class A (sub. vtg.) (a)	338,437	137,064
Openwave Systems, Inc. (a)	1,900,700	31,571
Yahoo!, Inc. (a)	959,500	38,601
		207,236
IT Services – 2.4%
First Data Corp.	3,354,200	145,136
Wright Express Corp.	1,787,800	43,551
		188,687
Semiconductors & Semiconductor Equipment – 0.7%
NVIDIA Corp. (a)	1,672,800	60,505

TOTAL INFORMATION TECHNOLOGY		1,163,089

MATERIALS 8.4%
Chemicals – 4.4%
Ashland, Inc.	1,782,300	99,363
Mosaic Co. (a)	5,509,301	74,596
Potash Corp. of Saskatchewan	2,359,540	171,901
		345,860
Construction Materials 2.1%
Martin Marietta Materials, Inc.	686,700	51,578
Texas Industries, Inc. (e)	2,218,700	110,669
		162,247
Containers & Packaging – 0.4%
Pactiv Corp. (a)	1,700,600	34,420

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

MATERIALS – continued
Metals & Mining – 1.5%
Novelis, Inc. (e)	6,194,160	$118,047

TOTAL MATERIALS		660,574

TELECOMMUNICATION SERVICES – 17.9%
Diversified Telecommunication Services – 4.5%
Arbinet-thexchange, Inc. (e)	2,408,000	15,796
Citizens Communications Co.	8,952,730	116,833
Cogent Communications Group, Inc. (a)	794,400	4,306
NeuStar, Inc. Class A	2,896,379	87,818
Philippine Long Distance Telephone Co. sponsored ADR (d)	2,701,700	85,374
PT Indosat Tbk sponsored ADR (d)	1,484,100	40,234
		350,361
Wireless Telecommunication Services – 13.4%
American Tower Corp. Class A (a)	6,511,910	177,710
Bharti Televentures Ltd. (a)	10,993,555	87,580
Crown Castle International Corp. (a)	2,329,300	63,823
Dobson Communications Corp. Class A (a)	2,472,500	18,222
Hutchison Telecommunications International Ltd. sponsored
ADR (a)	3,760,400	79,269
Sprint Nextel Corp.	25,242,396	632,069
		1,058,673

TOTAL TELECOMMUNICATION SERVICES		1,409,034

UTILITIES – 1.2%
Electric Utilities – 0.3%
Reliant Energy, Inc. (a)(d)	3,111,600	28,502
Independent Power Producers & Energy Traders – 0.9%
NRG Energy, Inc. (a)	1,596,600	69,724

TOTAL UTILITIES		98,226

TOTAL COMMON STOCKS
(Cost $6,517,859)		7,711,566

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Nonconvertible Preferred Stocks 0.3%
	Shares	Value (Note 1)
		(000s)
FINANCIALS – 0.3%
Diversified Financial Services – 0.3%
European Capital Ltd. preference shares (f)	2,100,000	$24,756
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $25,686)		24,756
Money Market Funds 4.4%
Fidelity Cash Central Fund, 4.08% (b)	167,540,555	167,541
Fidelity Securities Lending Cash Central Fund, 4.09% (b)(c)	175,582,966	175,583
TOTAL MONEY MARKET FUNDS
(Cost $343,124)		343,124
TOTAL INVESTMENT PORTFOLIO 102.5%
(Cost $6,886,669)		8,079,446

NET OTHER ASSETS – (2.5)%		(194,368)
NET ASSETS 100%		$7,885,078

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

(e) Affiliated company

(f) Restricted securities – Investment in
securities not registered under the
Securities Act of 1933 (excluding 144A
issues). At the end of the period, the
value of restricted securities (excluding
144A issues) amounted to $24,756,000
or 0.3% of net assets.

Additional information on each holding is as follows:

	Acquisition	Acquisition
Security	Date	Cost (000s)
European Capital
Ltd. preference
shares	8/22/05	$ 25,686

See accompanying notes which are an integral part of the financial statements.

Annual Report 16

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
(Amounts in thousands)
Fidelity Cash Central Fund	$2,620
Fidelity Securities Lending Cash Central Fund	3,043
Total	$5,663

Other Affiliated Issuers

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

	Value,
Affiliates	beginning of		Sales	Dividend	Value, end of
(Amounts in thousands)	period	Purchases	Proceeds	Income	period
Adolph Coors Co.
Class B	$ 140,939	$—	$22,420	$—	$—
Arbinet thexchange,
Inc.	—	15,609	—	—	15,796
Career Education Corp.	249,388	13,285	144,152	—	—
Citizens
Communications Co.	270,050	9,260	139,443	14,237	—
Cytyc Corp.	123,928	44,255	7,649		172,432
Diana Shipping, Inc. .	—	42,827	—	3,004	41,781
Essex Corp	—	25,727	—	—	23,516
Flowserve Corp.	—	90,180	—	—	104,440
Harman International
Industries, Inc	499,988	173,288	29,821	253	556,411
Horizon Lines, Inc.
Class A	—	19,396	—	213	22,242
Neurocrine Biosciences,
Inc.	—	132,384	49,681	—	120,218
Novelis, Inc.	—	136,458	703	847	118,047
Phillips Van Heusen
Corp.	—	100,160	—	175	102,307
Salem Communications
Corp. Class A	26,658	19,487	21,637	—	19,288
SEACOR Holdings, Inc.	—	92,247	24,113	—	—
SpectraSite, Inc.	176,639	—	180,259	—	—
Texas Industries, Inc. .	—	86,525	—	470	110,669
Universal Technical
Institute, Inc	71,478	3,094	—	—	68,127
Varco International, Inc.	151,864	9,092	31,823	—	—
WestJet Airlines Ltd.	68,207	4,186	78,981	—	—

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

	Value,
Affiliates	beginning of		Sales	Dividend	Value, end of
(Amounts in thousands)	period	Purchases	Proceeds	Income	period
Wright Express Corp.	$—	$62,392	$31,176	$—	$—
Total	$1,779,139	$1,079,852	$761,858	$19,199	$1,475,274

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	82.8%
Canada	5.5%
Finland	2.9%
Brazil	2.1%
India	1.1%
Philippines	1.1%
United Kingdom	1.1%
Cayman Islands	1.0%
Others (individually less than 1%) .	2.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		November 30, 2005

Assets
Investment in securities, at value (including securities
loaned of $167,187) See accompanying schedule:
Unaffiliated issuers (cost $5,358,000)	$6,261,048
Affiliated Central Funds (cost $343,124)	343,124
Other affiliated issuers (cost $1,185,545)	1,475,274
Total Investments (cost $6,886,669)		$8,079,446
Foreign currency held at value (cost $23,227)		22,775
Receivable for investments sold		195,218
Receivable for fund shares sold		7,816
Dividends receivable		4,959
Interest receivable		230
Prepaid expenses		42
Other receivables		1,252
Total assets		8,311,738

Liabilities
Payable to custodian bank	$1,913
Payable for investments purchased	215,072
Payable for fund shares redeemed	23,539
Accrued management fee	3,728
Distribution fees payable	3,266
Other affiliated payables	1,594
Other payables and accrued expenses	1,965
Collateral on securities loaned, at value	175,583
Total liabilities		426,660

Net Assets		$7,885,078
Net Assets consist of:
Paid in capital		$5,659,292
Undistributed net investment income		2
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		1,033,711
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		1,192,073
Net Assets		$7,885,078

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements continued

Statement of Assets and Liabilities continued
Amounts in thousands (except per share amounts)	November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($1,565,224 ÷ 59,486 shares)	$26.31
Maximum offering price per share (100/94.25 of $26.31)	$27.92
Class T:
Net Asset Value and redemption price per share
($4,181,653 ÷ 157,925 shares)	$26.48
Maximum offering price per share (100/96.50 of $26.48)	$27.44
Class B:
Net Asset Value and offering price per share ($874,032
÷ 34,479 shares)A	$25.35
Class C:
Net Asset Value and offering price per share ($577,221
÷ 22,747 shares)A	$25.38
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($686,948 ÷ 25,408 shares)	$27.04

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 20

Statement of Operations
Amounts in thousands	Year ended November 30, 2005

Investment Income
Dividends (including $19,199 received from other
affiliated issuers)		$66,429
Interest		56
Income from affiliated Central Funds		5,663
Total income		72,148

Expenses
Management fee	$45,456
Transfer agent fees	18,627
Distribution fees	40,315
Accounting and security lending fees	1,299
Independent trustees’ compensation	37
Custodian fees and expenses	330
Registration fees	188
Audit	89
Legal	28
Interest	59
Miscellaneous	1,055
Total expenses before reductions	107,483
Expense reductions	(4,942)	102,541

Net investment income (loss)		(30,393)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,171,708
Other affiliated issuers	19,073
Foreign currency transactions	(579)
Total net realized gain (loss)		1,190,202
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of increase in deferred for-
eign taxes of $1,108)	(361,994)
Assets and liabilities in foreign currencies	342
Total change in net unrealized appreciation
(depreciation)		(361,652)
Net gain (loss)		828,550
Net increase (decrease) in net assets resulting from
operations		$798,157

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
	Year ended	Year ended
	November 30,	November 30,
Amounts in thousands	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(30,393)	$(5,395)
Net realized gain (loss)	1,190,202	526,783
Change in net unrealized appreciation (depreciation) .	(361,652)	652,858
Net increase (decrease) in net assets resulting
from operations	798,157	1,174,246
Distributions to shareholders from net realized gain	(385,126)	—
Share transactions — net increase (decrease)	(976,721)	1,448,478
Total increase (decrease) in net assets	(563,690)	2,622,724

Net Assets
Beginning of period	8,448,768	5,826,044
End of period (including undistributed net investment
income of $2 and undistributed net investment in-
come of $5, respectively)	$7,885,078	$8,448,768

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Highlights Class A

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 24.84	$ 21.08	$ 15.73	$ 17.95	$ 22.36
Income from Investment
Operations
Net investment income (loss)C .	(.04)	.03D,G	(.06)	(.06)F	.08
Net realized and unrealized
gain (loss)	2.68	3.73	5.41	(2.10)F	(2.43)
Total from investment operations .	2.64	3.76	5.35	(2.16)	(2.35)
Distributions from net investment
income	—	—	—	(.06)	(.04)
Distributions from net realized
gain	(1.17)	—	—		(2.02)
Total distributions	(1.17)	—	—	(.06)	(2.06)
Net asset value, end of period	$ 26.31	$ 24.84	$ 21.08	$ 15.73	$ 17.95
Total ReturnA,B	11.16%	17.84%	34.01%	(12.09)%	(11.73)%
Ratios to Average Net AssetsE
Expenses before reductions	1.15%	1.18%	1.21%	1.26%	1.16%
Expenses net of fee waivers, if
any	1.15%	1.18%	1.21%	1.26%	1.16%
Expenses net of all reductions .	1.08%	1.11%	1.07%	1.08%	1.07%
Net investment income (loss)	(.18)%	.14%G	(.31)%	(.33)%F	.42%
Supplemental Data
Net assets, end of period (in
millions)	$ 1,565	$ 1,479	$ 877	$ 384	$ 233
Portfolio turnover rate	138%	130%	164%	221%	243%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.10 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

G As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and ..03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights Class T

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 24.99	$ 21.24	$ 15.87	$ 18.09	$ 22.49
Income from Investment
Operations
Net investment income (loss)C	(.08)	—D,G,H	(.09)	(.09)F	.04
Net realized and unrealized
gain (loss)	2.71	3.75	5.46	(2.13)F	(2.44)
Total from investment operations	2.63	3.75	5.37	(2.22)	(2.40)
Distributions from net realized
gain	(1.14)	—	—	—	(2.00)
Net asset value, end of period .	$ 26.48	$ 24.99	$ 21.24	$ 15.87	$ 18.09
Total ReturnA,B	11.01%	17.66%	33.84%	(12.27)%	(11.86)%
Ratios to Average Net AssetsE
Expenses before reductions	1.31%	1.32%	1.39%	1.44%	1.36%
Expenses net of fee waivers, if
any	1.31%	1.32%	1.39%	1.44%	1.36%
Expenses net of all reductions	1.24%	1.25%	1.24%	1.26%	1.28%
Net investment income (loss) .	(.34)%	(.01)%H	(.48)%	(.51)%F	.21%
Supplemental Data
Net assets, end of period (in
millions)	$ 4,182	$ 4,698	$ 3,228	$ 1,712	$ 1,405
Portfolio turnover rate	138%	130%	164%	221%	243%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.10 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
G Amount represents less than $.01 per share.
H As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights Class B

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 23.97	$ 20.51	$ 15.41	$ 17.66	$ 22.06
Income from Investment
Operations
Net investment income (loss)C	(.23)	(.14)D,G	(.18)	(.18)F	(.07)
Net realized and unrealized
gain (loss)	2.60	3.60	5.28	(2.07)F	(2.40)
Total from investment operations	2.37	3.46	5.10	(2.25)	(2.47)
Distributions from net realized
gain	(.99)	—	—	—	(1.93)
Net asset value, end of period .	$ 25.35	$ 23.97	$ 20.51	$ 15.41	$ 17.66
Total ReturnA,B	10.30%	16.87%	33.10%	(12.74)%	(12.41)%
Ratios to Average Net AssetsE
Expenses before reductions	1.95%	1.97%	1.98%	1.98%	1.93%
Expenses net of fee waivers, if
any	1.95%	1.97%	1.98%	1.98%	1.93%
Expenses net of all reductions	1.89%	1.91%	1.84%	1.80%	1.85%
Net investment income (loss) .	(.98)%	(.66)%G	(1.08)%	(1.05)%F	(.35)%
Supplemental Data
Net assets, end of period (in
millions)	$ 874	$ 972	$ 829	$ 550	$ 529
Portfolio turnover rate	138%	130%	164%	221%	243%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.10 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
G As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights Class C

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 24.00	$ 20.52	$ 15.42	$ 17.66	$ 22.08
Income from Investment
Operations
Net investment income (loss)C	(.22)	(.13)D,G	(.18)	(.17)F	(.06)
Net realized and unrealized
gain (loss)	2.61	3.61	5.28	(2.07)F	(2.40)
Total from investment operations	2.39	3.48	5.10	(2.24)	(2.46)
Distributions from net realized
gain	(1.01)	—	—	—	(1.96)
Net asset value, end of period .	$ 25.38	$ 24.00	$ 20.52	$ 15.42	$ 17.66
Total ReturnA,B	10.38%	16.96%	33.07%	(12.68)%	(12.37)%
Ratios to Average Net AssetsE
Expenses before reductions	1.90%	1.92%	1.92%	1.93%	1.90%
Expenses net of fee waivers, if
any	1.90%	1.92%	1.92%	1.93%	1.90%
Expenses net of all reductions	1.84%	1.85%	1.78%	1.75%	1.81%
Net investment income (loss) .	(.93)%	(.60)%G	(1.02)%	(1.00)%F	(.32)%
Supplemental Data
Net assets, end of period (in
millions)	$ 577	$ 653	$ 500	$ 296	$ 259
Portfolio turnover rate	138%	130%	164%	221%	243%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.10 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
G As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights Institutional Class

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 25.48	$ 21.54	$ 16.00	$ 18.22	$ 22.63
Income from Investment
Operations
Net investment income (loss)B	05	.12C,F	.02	.02E	.15
Net realized and unrealized
gain (loss)	2.76	3.82	5.52	(2.14)E	(2.46)
Total from investment operations	2.81	3.94	5.54	(2.12)	(2.31)
Distributions from net investment
income	—	—	—	(.10)	(.08)
Distributions from net realized
gain	(1.25)	—	—	—	(2.02)
Total distributions	(1.25)	—	—	(.10)	(2.10)
Net asset value, end of period	$ 27.04	$ 25.48	$ 21.54	$ 16.00	$ 18.22
Total ReturnA	11.58%	18.29%	34.63%	(11.72)%	(11.41)%
Ratios to Average Net AssetsD
Expenses before reductions	79%	.79%	.81%	.82%	.82%
Expenses net of fee waivers, if
any	79%	.79%	.81%	.82%	.82%
Expenses net of all reductions	73%	.73%	.66%	.64%	.73%
Net investment income (loss)	18%	.52%F	.09%	.11%E	.76%
Supplemental Data
Net assets, end of period (in
millions)	$ 687	$ 647	$ 393	$ 221	$ 165
Portfolio turnover rate	138%	130%	164%	221%	243%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Investment income per share reflects a special dividend which amounted to $.10 per share.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
F As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Notes to Financial Statements

For the period ended November 30, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Mid Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. Effective the close of business on July 30, 2004, the fund was closed to most new accounts. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund’s investments in emerging markets can be subject to social, economic, regula tory, and political uncertainties and can be extremely volatile.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

28

1. Significant Accounting Policies continued
Security Valuation continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties markets, reviewing developments in foreign markets and evaluating the perfor mance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes

29 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

1. Significant Accounting Policies continued
Investment Transactions and Income continued

coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, redemptions in kind, deferred trustees compensation, and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation		$1,400,942
Unrealized depreciation		(229,941)
Net unrealized appreciation (depreciation)		1,171,001
Undistributed ordinary income		104,863
Undistributed long term capital gain		813,054

Cost for federal income tax purposes		$6,908,445

The tax character of distributions paid was as follows:
	November 30, 2005		November 30, 2004
Ordinary Income		$70,190	$—
Long term Capital Gains		314,936	—
Total		$385,126	$—

Annual Report	30

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities and in kind transactions aggregated $10,916,435 and $11,391,263, respectively.

Securities delivered on an in kind basis aggregated $402,848. Realized gain (loss) of $102,530 on securities delivered on an in kind basis is included in the accompanying Statement of Operations as realized gain or loss on investment securities and is not taxable to the fund.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain

31 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued
Distribution and Service Plan continued

classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$3,738	$6
Class T	25%	.25%	21,499	37
Class B	75%	.25%	9,047	6,787
Class C	75%	.25%	6,031	569
			$40,315	$7,399

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$102
Class T	79
Class B*	1,607
Class C*	40
$1,828

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

32

4. Fees and Other Transactions with Affiliates continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$4,279.29
Class T	8,348.19
Class B	3,106.34
Class C	1,740.29
Institutional Class	1,154.18
	$18,627

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $327 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding.

33 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued
Interfund Lending Program continued

The fund’s activity in this program during the period for which loans were outstanding was as follows:

			Interest Earned
Borrower	Average Daily Loan	Weighted Average	(included in
or Lender	Balance	Interest Rate	interest income)	Interest Expense
Borrower	$17,903	3.40%	$—	$59

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $3,043.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $4,885 for the period. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits

Annual Report

34

7. Expense Reductions - continued

reduced the fund’s custody expenses by $34. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$7
Class T	16
$23

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended November 30,	2005	2004
From net realized gain
Class A	$70,469	$—
Class T	215,053	—
Class B	40,023	—
Class C	27,417	—
Institutional Class	32,164	—
Total	$385,126	$—

35 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

10. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
Years ended November 30,	2005	2004	2005	2004
Class A
Shares sold	16,770	30,870	$410,730	$691,574
Reinvestment of distributions	2,749	—	65,696	—
Shares redeemed	(19,587)	(12,925)	(481,075)	(289,762)
Net increase (decrease)	(68)	17,945	$(4,649)	$401,812
Class T
Shares sold	34,729	76,155	$855,619	$1,720,885
Reinvestment of distributions	8,564	—	206,157	—
Shares redeemed	(73,382)	(40,102)	(1,787,791)	(903,626)
Net increase (decrease)	(30,089)	36,053	$(726,015)	$817,259
Class B
Shares sold	1,024	6,634	$24,029	$144,106
Reinvestment of distributions	1,568	—	36,269	—
Shares redeemed	(8,654)	(6,500)	(203,872)	(141,048)
Net increase (decrease)	(6,062)	134	$(143,574)	$3,058
Class C
Shares sold	1,508	8,081	$35,585	$175,485
Reinvestment of distributions	1,003	—	23,222	—
Shares redeemed	(6,953)	(5,239)	(163,155)	(113,498)
Net increase (decrease)	(4,442)	2,842	$(104,348)	$61,987
Institutional Class
Shares sold	6,345	11,951	$159,531	$274,325
Reinvestment of distributions	1,055	—	25,853	—
Shares redeemed	(7,389)	(4,803)	(183,519)	(109,963)
Net increase (decrease)	11	7,148	$1,865	$164,362

Annual Report

36

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advi sor Mid Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Mid Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial state ments and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of November 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Mid Cap Fund as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting prin ciples generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts January 17, 2006

37 Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Annual Report

38

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Mid Cap (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Opera tions and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

39 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Com pany (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). Dur ing his tenure with CIT Group Inc. Mr. Gamper served in numerous se nior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Annual Report

40

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Acad emy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Pre viously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (cus tomer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

Annual Report

42

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

43 Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Mid Cap. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High In come Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Peter Saperstone (38)

Year of Election or Appointment: 2003

Vice President of Advisor Mid Cap. Prior to assuming his current re sponsibilities, Mr. Saperstone managed a variety of Fidelity funds. Mr. Saperstone also serves as Vice President of FMR (2002) and FMR Co., Inc. (2002).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Mid Cap. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Man agement & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Annual Report

44

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Mid Cap. Mr. Fross also serves as Assis tant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Mid Cap. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Mid Cap. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Manage ment Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Mid Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Op erating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Mid Cap. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Mid Cap. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Mid Cap. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Tem pleton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Mid Cap. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accoun tant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mid Cap. Mr. Byrnes also serves as Assis tant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice Presi dent of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1996

Assistant Treasurer of Advisor Mid Cap. Mr. Costello also serves as As sistant Treasurer of other Fidelity funds and is an employee of FMR.

Annual Report

46

Name, Age; Principal Occupation Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Mid Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Mid Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mid Cap. Mr. Ryan also serves as Assis tant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mid Cap. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most re cently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

47 Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Mid Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and divi dends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Class A	12/12/2005	12/09/2005	$2.628
	01/09/2006	01/06/2006	$ 0.78
Class T	12/12/2005	12/09/2005	$2.567
	01/09/2006	01/06/2006	$ 0.78
Class B	12/12/2005	12/09/2005	$2.390
	01/09/2006	01/06/2006	$ 0.78
Class C	12/12/2005	12/09/2005	$2.402
	01/09/2006	01/06/2006	$ 0.78

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended November 30, 2005, $813,727,573, or, if subsequently deter mined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended November 30, 2004, $312,305,465, or, if subsequently deter mined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

48

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000
Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000

	# of	% of
	Votes	Votes

Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000
A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Mid Cap Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Annual Report

50

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

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52

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for the one year period and the first quartile for the three and five year periods. The Board also stated that the relative investment performance of Institutional Class of the fund has compared favorably to its benchmark over time, although the fund’s one year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups”

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

Annual Report 54

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each class’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment manage ment expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets

Annual Report

56

under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; (v) compensation of portfolio managers and research analysts; and (vi) the impact of partially closing the fund to new investors.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

57 Annual Report

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58

59 Annual Report

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60

61 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
(U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
Brown Brothers Harriman & Co.
Boston, MA

MC UANN-0106 1.786695.102

Fidelity® Advisor Mid Cap Fund - Institutional Class

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	10	A complete list of the fund’s investments
		with their market values.
Financial Statements	18	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	27	Notes to the financial statements.
Report of Independent	36
Registered Public
Accounting Firm
Trustees and Officers	37
Distributions	47
Proxy Voting Results	48
Board Approval of	49
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Life of
	year	years	fundA
Institutional Class	11.58%	6.80%	15.32%
A From February 20, 1996.
$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Mid Cap Fund Institutional Class on February 20, 1996, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor’s® Midcap 400 Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from Peter Saperstone, Portfolio Manager of Fidelity® Advisor Mid Cap Fund

Numerous events unfolded during the 12 month period ending November 30, 2005, that were major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index, the NASDAQ Composite® Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44%, the NASDAQ® rose 7.28% and the Dow advanced 6.07%, threatening to eclipse the 11,000 threshold for the first time since 2001.

During the past year, the fund’s Institutional Class shares returned 11.58%, trailing both the 16.46% gain of the Standard & Poor’s® MidCap 400 Index and the 13.30% return of the LipperSM Mid Cap Funds Average. Stock selection in the consumer discretionary sector primarily auto infotainment software provider Harman International and Eastman Kodak hurt the most relative to the index. In the case of Harman, the stock’s valuation became stretched at a time when investors were concerned about increasing competition. Eastman Kodak is a stock a lot of investors gave up on, but I saw the company transitioning to new markets and liked its inexpensive valuation and potential for increasing free cash flow. However, in the short term, it was an idea that didn’t pay off. Another detractor, cruise line operator Royal Caribbean Cruises, was a victim of rising fuel prices despite strong revenue growth. On the positive side, the fund’s top contributor in absolute and relative terms was oil services company National Oilwell Varco, which saw robust demand for its offshore drilling rigs. Wireless tower provider American Tower also boosted the fund’s performance. Strong top line revenue growth and a business model that enables most of that growth to be reflected in bottom line earnings helped the stock.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class A
Actual	$1,000.00	$1,140.40	$6.17
HypotheticalA	$1,000.00	$1,019.30	$5.82
Class T
Actual	$1,000.00	$1,139.90	$7.03
HypotheticalA	$1,000.00	$1,018.50	$6.63
Class B
Actual	$1,000.00	$1,135.80	$10.49
HypotheticalA	$1,000.00	$1,015.24	$9.90

	7		Annual Report

Shareholder Expense Example continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class C
Actual	$1,000.00	$1,136.60	$10.18
HypotheticalA	$1,000.00	$1,015.54	$9.60
Institutional Class
Actual	$1,000.00	$1,142.90	$4.30
HypotheticalA	$1,000.00	$1,021.06	$4.05

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.15%
Class T	1.31%
Class B	1.96%
Class C	1.90%
Institutional Class	80%

Annual Report

8

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Sprint Nextel Corp.	8.0	9.0
Harman International Industries, Inc.	7.1	5.5
Safeway, Inc.	3.5	3.2
Nokia Corp. sponsored ADR	2.9	1.6
Tiffany & Co., Inc.	2.3	2.2
Eastman Kodak Co.	2.3	2.1
American Tower Corp. Class A	2.3	2.8
Cytyc Corp.	2.2	1.7
Potash Corp. of Saskatchewan	2.2	3.5
Embraer Empresa Brasileira de Aeronautica
SA sponsored ADR	2.1	1.5
	34.9
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Consumer Discretionary	27.2	26.0
Telecommunication Services	17.9	17.8
Information Technology	14.7	9.6
Industrials	9.4	9.3
Materials	8.4	13.2

9 Annual Report

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 97.8%

	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – 27.2%
Diversified Consumer Services – 2.6%
Career Education Corp. (a)	2,679,700	$99,953
Service Corp. International (SCI)	4,415,500	36,251
Universal Technical Institute, Inc. (a)(e)	2,242,500	68,127
		204,331
Hotels, Restaurants & Leisure 3.4%
International Game Technology	677,900	19,896
Las Vegas Sands Corp. (d)	2,346,886	97,889
Royal Caribbean Cruises Ltd.	605,200	27,754
Sportingbet PLC	6,422,386	39,490
Wynn Resorts Ltd. (a)(d)	1,533,524	85,617
		270,646
Household Durables – 7.1%
Harman International Industries, Inc. (e)	5,706,780	556,411
Internet & Catalog Retail 1.1%
eBay, Inc. (a)	1,868,900	83,745
Leisure Equipment & Products – 2.3%
Eastman Kodak Co. (d)	7,491,700	179,576
Media – 4.7%
DreamWorks Animation SKG, Inc. Class A (a)	589,600	14,958
EchoStar Communications Corp. Class A	4,682,761	121,003
Getty Images, Inc. (a)	1,365,500	124,656
Salem Communications Corp. Class A (a)(e)	1,009,826	19,288
Walt Disney Co.	3,615,047	90,123
		370,028
Specialty Retail – 4.7%
Aeropostale, Inc. (a)	2,730,120	67,898
Gamestop Corp. Class A (a)(d)	1,395,021	46,929
The Pep Boys – Manny, Moe & Jack	1,313,100	18,843
Tiffany & Co., Inc.	4,556,600	185,454
TJX Companies, Inc.	2,453,700	54,987
		374,111
Textiles, Apparel & Luxury Goods – 1.3%
Phillips Van Heusen Corp. (e)	3,018,800	102,307

TOTAL CONSUMER DISCRETIONARY		2,141,155

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER STAPLES 5.0%
Beverages – 1.5%
Molson Coors Brewing Co. Class B	1,774,800	$118,184
Food & Staples Retailing – 3.5%
Safeway, Inc. (d)	11,973,500	278,384

TOTAL CONSUMER STAPLES		396,568

ENERGY 7.9%
Energy Equipment & Services – 4.7%
Grant Prideco, Inc. (a)	1,107,707	42,525
Halliburton Co.	637,000	40,545
National Oilwell Varco, Inc. (a)	2,640,540	160,070
SEACOR Holdings, Inc. (a)	1,225,900	82,564
Weatherford International Ltd. (a)	588,302	40,893
		366,597
Oil, Gas & Consumable Fuels – 3.2%
Goodrich Petroleum Corp. (a)	688,000	15,748
Murphy Oil Corp.	818,800	40,498
Newfield Exploration Co. (a)	917,200	42,430
Pioneer Natural Resources Co.	859,000	43,749
Tesoro Corp.	2,007,500	110,553
		252,978

TOTAL ENERGY		619,575

FINANCIALS – 1.7%
Capital Markets 1.6%
Calamos Asset Management, Inc. Class A	34,400	932
Greenhill & Co., Inc.	1,169,100	64,172
Lazard Ltd. Class A	1,826,980	57,184
		122,288
Real Estate 0.1%
Sinochem Hong Kong Holding Ltd. (a)	55,047,400	9,583

TOTAL FINANCIALS		131,871

HEALTH CARE – 4.4%
Biotechnology – 1.5%
Neurocrine Biosciences, Inc. (a)(e)	2,019,800	120,218

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Health Care Equipment & Supplies – 2.9%
Baxter International, Inc.	1,429,800	$55,605
Cytyc Corp. (a)(e)	6,267,962	172,432
		228,037

TOTAL HEALTH CARE		348,255

INDUSTRIALS – 9.4%
Aerospace & Defense – 2.7%
Argon ST, Inc. (a)	853,874	24,634
Embraer – Empresa Brasileira de Aeronautica SA
sponsored ADR	4,416,411	166,543
Essex Corp. (a)(e)	1,234,459	23,516
		214,693
Airlines – 0.6%
US Airways Group, Inc. (a)	1,421,500	47,748
Commercial Services & Supplies – 0.9%
Global Cash Access Holdings, Inc.	3,293,600	41,664
Knoll, Inc.	1,861,903	30,982
		72,646
Construction & Engineering – 1.6%
Fluor Corp.	1,718,300	127,326
Industrial Conglomerates – 0.3%
Smiths Group PLC	1,222,901	20,601
Machinery – 1.3%
Flowserve Corp. (a)(e)	2,795,500	104,440
Marine – 1.0%
Diana Shipping, Inc. (d)(e)	2,988,600	41,781
DryShips, Inc.	1,317,400	17,179
Horizon Lines, Inc. Class A (e)	1,935,800	22,242
		81,202
Road & Rail 1.0%
Norfolk Southern Corp.	1,685,420	74,563

TOTAL INDUSTRIALS		743,219

INFORMATION TECHNOLOGY – 14.7%
Communications Equipment – 7.3%
Andrew Corp. (a)	3,843,800	42,013
Comverse Technology, Inc. (a)	2,527,800	66,254

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Communications Equipment – continued
Harris Corp.	2,152,000	$95,936
Nokia Corp. sponsored ADR	13,494,400	230,484
Research In Motion Ltd. (a)	2,299,660	139,701
		574,388
Computers & Peripherals – 0.6%
NCR Corp. (a)	59,700	2,027
Network Appliance, Inc. (a)	1,493,200	43,482
		45,509
Electronic Equipment & Instruments – 1.1%
Symbol Technologies, Inc.	7,590,895	86,764
Internet Software & Services – 2.6%
Google, Inc. Class A (sub. vtg.) (a)	338,437	137,064
Openwave Systems, Inc. (a)	1,900,700	31,571
Yahoo!, Inc. (a)	959,500	38,601
		207,236
IT Services – 2.4%
First Data Corp.	3,354,200	145,136
Wright Express Corp.	1,787,800	43,551
		188,687
Semiconductors & Semiconductor Equipment – 0.7%
NVIDIA Corp. (a)	1,672,800	60,505

TOTAL INFORMATION TECHNOLOGY		1,163,089

MATERIALS 8.4%
Chemicals – 4.4%
Ashland, Inc.	1,782,300	99,363
Mosaic Co. (a)	5,509,301	74,596
Potash Corp. of Saskatchewan	2,359,540	171,901
		345,860
Construction Materials 2.1%
Martin Marietta Materials, Inc.	686,700	51,578
Texas Industries, Inc. (e)	2,218,700	110,669
		162,247
Containers & Packaging – 0.4%
Pactiv Corp. (a)	1,700,600	34,420

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

MATERIALS – continued
Metals & Mining – 1.5%
Novelis, Inc. (e)	6,194,160	$118,047

TOTAL MATERIALS		660,574

TELECOMMUNICATION SERVICES – 17.9%
Diversified Telecommunication Services – 4.5%
Arbinet-thexchange, Inc. (e)	2,408,000	15,796
Citizens Communications Co.	8,952,730	116,833
Cogent Communications Group, Inc. (a)	794,400	4,306
NeuStar, Inc. Class A	2,896,379	87,818
Philippine Long Distance Telephone Co. sponsored ADR (d)	2,701,700	85,374
PT Indosat Tbk sponsored ADR (d)	1,484,100	40,234
		350,361
Wireless Telecommunication Services – 13.4%
American Tower Corp. Class A (a)	6,511,910	177,710
Bharti Televentures Ltd. (a)	10,993,555	87,580
Crown Castle International Corp. (a)	2,329,300	63,823
Dobson Communications Corp. Class A (a)	2,472,500	18,222
Hutchison Telecommunications International Ltd. sponsored
ADR (a)	3,760,400	79,269
Sprint Nextel Corp.	25,242,396	632,069
		1,058,673

TOTAL TELECOMMUNICATION SERVICES		1,409,034

UTILITIES – 1.2%
Electric Utilities – 0.3%
Reliant Energy, Inc. (a)(d)	3,111,600	28,502
Independent Power Producers & Energy Traders – 0.9%
NRG Energy, Inc. (a)	1,596,600	69,724

TOTAL UTILITIES		98,226

TOTAL COMMON STOCKS
(Cost $6,517,859)		7,711,566

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Nonconvertible Preferred Stocks 0.3%
	Shares	Value (Note 1)
		(000s)

FINANCIALS – 0.3%
Diversified Financial Services – 0.3%
European Capital Ltd. preference shares (f)	2,100,000	$24,756
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $25,686)		24,756
Money Market Funds 4.4%
Fidelity Cash Central Fund, 4.08% (b)	167,540,555	167,541
Fidelity Securities Lending Cash Central Fund, 4.09% (b)(c)	175,582,966	175,583
TOTAL MONEY MARKET FUNDS
(Cost $343,124)		343,124
TOTAL INVESTMENT PORTFOLIO 102.5%
(Cost $6,886,669)		8,079,446

NET OTHER ASSETS – (2.5)%		(194,368)
NET ASSETS 100%		$7,885,078

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

(e) Affiliated company

(f) Restricted securities – Investment in
securities not registered under the
Securities Act of 1933 (excluding 144A
issues). At the end of the period, the
value of restricted securities (excluding
144A issues) amounted to $24,756,000
or 0.3% of net assets.

Additional information on each holding is as follows:

	Acquisition	Acquisition
Security	Date	Cost (000s)
European Capital
Ltd. preference
shares	8/22/05	$ 25,686

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
(Amounts in thousands)
Fidelity Cash Central Fund	$2,620
Fidelity Securities Lending Cash Central Fund	3,043
Total	$5,663

Other Affiliated Issuers

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

	Value,
Affiliates	beginning of		Sales	Dividend	Value, end of
(Amounts in thousands)	period	Purchases	Proceeds	Income	period
Adolph Coors Co.
Class B	$ 140,939	$—	$22,420	$—	$—
Arbinet thexchange,
Inc.	—	15,609	—	—	15,796
Career Education Corp.	249,388	13,285	144,152	—	—
Citizens
Communications Co.	270,050	9,260	139,443	14,237	—
Cytyc Corp.	123,928	44,255	7,649	—	172,432
Diana Shipping, Inc. .	—	42,827	—	3,004	41,781
Essex Corp	—	25,727	—	—	23,516
Flowserve Corp.	—	90,180	—	—	104,440
Harman International
Industries, Inc	499,988	173,288	29,821	253	556,411
Horizon Lines, Inc.
Class A	—	19,396	—	213	22,242
Neurocrine Biosciences,
Inc.	—	132,384	49,681	—	120,218
Novelis, Inc.	—	136,458	703	847	118,047
Phillips Van Heusen
Corp.	—	100,160	—	175	102,307
Salem Communications
Corp. Class A	26,658	19,487	21,637	—	19,288
SEACOR Holdings, Inc.		92,247	24,113
SpectraSite, Inc.	176,639	—	180,259	—	—
Texas Industries, Inc. .	—	86,525	—	470	110,669
Universal Technical
Institute, Inc	71,478	3,094	—	—	68,127
Varco International, Inc.	151,864	9,092	31,823	—	—
WestJet Airlines Ltd.	68,207	4,186	78,981	—	—

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

	Value,
Affiliates	beginning of		Sales	Dividend	Value, end of
(Amounts in thousands)	period	Purchases	Proceeds	Income	period
Wright Express Corp.	$—	$62,392	$31,176	$—	$—
Total	$1,779,139	$1,079,852	$761,858	$19,199	$1,475,274

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	82.8%
Canada	5.5%
Finland	2.9%
Brazil	2.1%
India	1.1%
Philippines	1.1%
United Kingdom	1.1%
Cayman Islands	1.0%
Others (individually less than 1%) .	2.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		November 30, 2005

Assets
Investment in securities, at value (including securities
loaned of $167,187) See accompanying schedule:
Unaffiliated issuers (cost $5,358,000)	$6,261,048
Affiliated Central Funds (cost $343,124)	343,124
Other affiliated issuers (cost $1,185,545)	1,475,274
Total Investments (cost $6,886,669)		$8,079,446
Foreign currency held at value (cost $23,227)		22,775
Receivable for investments sold		195,218
Receivable for fund shares sold		7,816
Dividends receivable		4,959
Interest receivable		230
Prepaid expenses		42
Other receivables		1,252
Total assets		8,311,738

Liabilities
Payable to custodian bank	$1,913
Payable for investments purchased	215,072
Payable for fund shares redeemed	23,539
Accrued management fee	3,728
Distribution fees payable	3,266
Other affiliated payables	1,594
Other payables and accrued expenses	1,965
Collateral on securities loaned, at value	175,583
Total liabilities		426,660

Net Assets		$7,885,078
Net Assets consist of:
Paid in capital		$5,659,292
Undistributed net investment income		2
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		1,033,711
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		1,192,073
Net Assets		$7,885,078

See accompanying notes which are an integral part of the financial statements.

Annual Report 18

Statement of Assets and Liabilities continued
Amounts in thousands (except per share amounts)	November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($1,565,224 ÷ 59,486 shares)	$26.31

Maximum offering price per share (100/94.25 of $26.31)	$27.92
Class T:
Net Asset Value and redemption price per share
($4,181,653 ÷ 157,925 shares)	$26.48

Maximum offering price per share (100/96.50 of $26.48)	$27.44
Class B:
Net Asset Value and offering price per share ($874,032
÷ 34,479 shares)A	$25.35

Class C:
Net Asset Value and offering price per share ($577,221
÷ 22,747 shares)A	$25.38

Institutional Class:
Net Asset Value, offering price and redemption price per
share ($686,948 ÷ 25,408 shares)	$27.04

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements continued

Statement of Operations
Amounts in thousands	Year ended November 30, 2005

Investment Income
Dividends (including $19,199 received from other
affiliated issuers)		$66,429
Interest		56
Income from affiliated Central Funds		5,663
Total income		72,148

Expenses
Management fee	$45,456
Transfer agent fees	18,627
Distribution fees	40,315
Accounting and security lending fees	1,299
Independent trustees’ compensation	37
Custodian fees and expenses	330
Registration fees	188
Audit	89
Legal	28
Interest	59
Miscellaneous	1,055
Total expenses before reductions	107,483
Expense reductions	(4,942)	102,541

Net investment income (loss)		(30,393)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,171,708
Other affiliated issuers	19,073
Foreign currency transactions	(579)
Total net realized gain (loss)		1,190,202
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of increase in deferred for-
eign taxes of $1,108)	(361,994)
Assets and liabilities in foreign currencies	342
Total change in net unrealized appreciation
(depreciation)		(361,652)
Net gain (loss)		828,550
Net increase (decrease) in net assets resulting from
operations		$798,157

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Statement of Changes in Net Assets
	Year ended	Year ended
	November 30,	November 30,
Amounts in thousands	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(30,393)	$(5,395)
Net realized gain (loss)	1,190,202	526,783
Change in net unrealized appreciation (depreciation) .	(361,652)	652,858
Net increase (decrease) in net assets resulting
from operations	798,157	1,174,246
Distributions to shareholders from net realized gain	(385,126)	—
Share transactions — net increase (decrease)	(976,721)	1,448,478
Total increase (decrease) in net assets	(563,690)	2,622,724

Net Assets
Beginning of period	8,448,768	5,826,044
End of period (including undistributed net investment
income of $2 and undistributed net investment in-
come of $5, respectively)	$7,885,078	$8,448,768

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Highlights Class A

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 24.84	$ 21.08	$ 15.73	$ 17.95	$ 22.36
Income from Investment
Operations
Net investment income (loss)C .	(.04)	.03D,G	(.06)	(.06)F	.08
Net realized and unrealized
gain (loss)	2.68	3.73	5.41	(2.10)F	(2.43)
Total from investment operations .	2.64	3.76	5.35	(2.16)	(2.35)
Distributions from net investment
income	—	—	—	(.06)	(.04)
Distributions from net realized
gain	(1.17)	—	—	—	(2.02)
Total distributions	(1.17)	—	—	(.06)	(2.06)
Net asset value, end of period	$ 26.31	$ 24.84	$ 21.08	$ 15.73	$ 17.95
Total ReturnA,B	11.16%	17.84%	34.01%	(12.09)%	(11.73)%
Ratios to Average Net AssetsE
Expenses before reductions	1.15%	1.18%	1.21%	1.26%	1.16%
Expenses net of fee waivers, if
any	1.15%	1.18%	1.21%	1.26%	1.16%
Expenses net of all reductions .	1.08%	1.11%	1.07%	1.08%	1.07%
Net investment income (loss)	(.18)%	.14%G	(.31)%	(.33)%F	.42%
Supplemental Data
Net assets, end of period (in
millions)	$ 1,565	$ 1,479	$ 877	$ 384	$ 233
Portfolio turnover rate	138%	130%	164%	221%	243%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.10 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
G As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Highlights Class T

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 24.99	$ 21.24	$ 15.87	$ 18.09	$ 22.49
Income from Investment
Operations
Net investment income (loss)C	(.08)	—D,G,H	(.09)	(.09)F	.04
Net realized and unrealized
gain (loss)	2.71	3.75	5.46	(2.13)F	(2.44)
Total from investment operations	2.63	3.75	5.37	(2.22)	(2.40)
Distributions from net realized
gain	(1.14)	—	—	—	(2.00)
Net asset value, end of period .	$ 26.48	$ 24.99	$ 21.24	$ 15.87	$ 18.09
Total ReturnA,B	11.01%	17.66%	33.84%	(12.27)%	(11.86)%
Ratios to Average Net AssetsE
Expenses before reductions	1.31%	1.32%	1.39%	1.44%	1.36%
Expenses net of fee waivers, if
any	1.31%	1.32%	1.39%	1.44%	1.36%
Expenses net of all reductions	1.24%	1.25%	1.24%	1.26%	1.28%
Net investment income (loss) .	(.34)%	(.01)%H	(.48)%	(.51)%F	.21%
Supplemental Data
Net assets, end of period (in
millions)	$ 4,182	$ 4,698	$ 3,228	$ 1,712	$ 1,405
Portfolio turnover rate	138%	130%	164%	221%	243%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.10 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
G Amount represents less than $.01 per share.
H As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights Class B

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 23.97	$ 20.51	$ 15.41	$ 17.66	$ 22.06
Income from Investment
Operations
Net investment income (loss)C	(.23)	(.14)D,G	(.18)	(.18)F	(.07)
Net realized and unrealized
gain (loss)	2.60	3.60	5.28	(2.07)F	(2.40)
Total from investment operations	2.37	3.46	5.10	(2.25)	(2.47)
Distributions from net realized
gain	(.99)	—	—	—	(1.93)
Net asset value, end of period .	$ 25.35	$ 23.97	$ 20.51	$ 15.41	$ 17.66
Total ReturnA,B	10.30%	16.87%	33.10%	(12.74)%	(12.41)%
Ratios to Average Net AssetsE
Expenses before reductions	1.95%	1.97%	1.98%	1.98%	1.93%
Expenses net of fee waivers, if
any	1.95%	1.97%	1.98%	1.98%	1.93%
Expenses net of all reductions	1.89%	1.91%	1.84%	1.80%	1.85%
Net investment income (loss) .	(.98)%	(.66)%G	(1.08)%	(1.05)%F	(.35)%
Supplemental Data
Net assets, end of period (in
millions)	$ 874	$ 972	$ 829	$ 550	$ 529
Portfolio turnover rate	138%	130%	164%	221%	243%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.10 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
G As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights Class C

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 24.00	$ 20.52	$ 15.42	$ 17.66	$ 22.08
Income from Investment
Operations
Net investment income (loss)C	(.22)	(.13)D,G	(.18)	(.17)F	(.06)
Net realized and unrealized
gain (loss)	2.61	3.61	5.28	(2.07)F	(2.40)
Total from investment operations	2.39	3.48	5.10	(2.24)	(2.46)
Distributions from net realized
gain	(1.01)	—	—	—	(1.96)
Net asset value, end of period .	$ 25.38	$ 24.00	$ 20.52	$ 15.42	$ 17.66
Total ReturnA,B	10.38%	16.96%	33.07%	(12.68)%	(12.37)%
Ratios to Average Net AssetsE
Expenses before reductions	1.90%	1.92%	1.92%	1.93%	1.90%
Expenses net of fee waivers, if
any	1.90%	1.92%	1.92%	1.93%	1.90%
Expenses net of all reductions	1.84%	1.85%	1.78%	1.75%	1.81%
Net investment income (loss) .	(.93)%	(.60)%G	(1.02)%	(1.00)%F	(.32)%
Supplemental Data
Net assets, end of period (in
millions)	$ 577	$ 653	$ 500	$ 296	$ 259
Portfolio turnover rate	138%	130%	164%	221%	243%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.10 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
G As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights Institutional Class

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 25.48	$ 21.54	$ 16.00	$ 18.22	$ 22.63
Income from Investment
Operations
Net investment income (loss)B	05	.12C,F	.02	.02E	.15
Net realized and unrealized
gain (loss)	2.76	3.82	5.52	(2.14)E	(2.46)
Total from investment operations	2.81	3.94	5.54	(2.12)	(2.31)
Distributions from net investment
income	—	—	—	(.10)	(.08)
Distributions from net realized
gain	(1.25)	—	—	—	(2.02)
Total distributions	(1.25)	—	—	(.10)	(2.10)
Net asset value, end of period	$ 27.04	$ 25.48	$ 21.54	$ 16.00	$ 18.22
Total ReturnA	11.58%	18.29%	34.63%	(11.72)%	(11.41)%
Ratios to Average Net AssetsD
Expenses before reductions	79%	.79%	.81%	.82%	.82%
Expenses net of fee waivers, if
any	79%	.79%	.81%	.82%	.82%
Expenses net of all reductions	73%	.73%	.66%	.64%	.73%
Net investment income (loss)	18%	.52%F	.09%	.11%E	.76%
Supplemental Data
Net assets, end of period (in
millions)	$ 687	$ 647	$ 393	$ 221	$ 165
Portfolio turnover rate	138%	130%	164%	221%	243%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Investment income per share reflects a special dividend which amounted to $.10 per share.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
F As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Notes to Financial Statements

For the period ended November 30, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Mid Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. Effective the close of business on July 30, 2004, the fund was closed to most new accounts. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund’s investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

27 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

1. Significant Accounting Policies continued
Security Valuation continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties markets, reviewing developments in foreign markets and evaluating the perfor mance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes

Annual Report

28

1. Significant Accounting Policies continued

Investment Transactions and Income continued

coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, redemptions in kind, deferred trustees compensation, and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation		$1,400,942
Unrealized depreciation		(229,941)
Net unrealized appreciation (depreciation)		1,171,001
Undistributed ordinary income		104,863
Undistributed long term capital gain		813,054

Cost for federal income tax purposes		$6,908,445

The tax character of distributions paid was as follows :
	November 30, 2005		November 30, 2004
Ordinary Income		$70,190	$—
Long term Capital Gains		314,936	—
Total		$385,126	$—

	29		Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities and in kind transactions aggregated $10,916,435 and $11,391,263, respectively.

Securities delivered on an in kind basis aggregated $402,848. Realized gain (loss) of $102,530 on securities delivered on an in kind basis is included in the accompanying Statement of Operations as realized gain or loss on investment securities and is not taxable to the fund.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain

Annual Report

30

4. Fees and Other Transactions with Affiliates continued
Distribution and Service Plan continued

classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$3,738	$6
Class T	25%	.25%	21,499	37
Class B	75%	.25%	9,047	6,787
Class C	75%	.25%	6,031	569
			$40,315	$7,399

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$102
Class T	79
Class B*	1,607
Class C*	40
$1,828

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

31 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$4,279.29
Class T	8,348.19
Class B	3,106.34
Class C	1,740.29
Institutional Class	1,154.18
	$18,627

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $327 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding.

Annual Report

32

4. Fees and Other Transactions with Affiliates continued
Interfund Lending Program continued

The fund’s activity in this program during the period for which loans were outstanding was as follows:

			Interest Earned
Borrower	Average Daily Loan	Weighted Average	(included in
or Lender	Balance	Interest Rate	interest income)	Interest Expense
Borrower	$17,903	3.40%	$—	$59

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $3,043.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $4,885 for the period. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits

33 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

7. Expense Reductions - continued

reduced the fund’s custody expenses by $34. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$7
Class T	16
$23

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended November 30,	2005	2004
From net realized gain
Class A	$70,469	$—
Class T	215,053	—
Class B	40,023	—
Class C	27,417	—
Institutional Class	32,164	—
Total	$385,126	$—

Annual Report

34

10. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
Years ended November 30,	2005	2004	2005	2004
Class A
Shares sold	16,770	30,870	$410,730	$691,574
Reinvestment of distributions	2,749	—	65,696	—
Shares redeemed	(19,587)	(12,925)	(481,075)	(289,762)
Net increase (decrease)	(68)	17,945	$(4,649)	$401,812
Class T
Shares sold	34,729	76,155	$855,619	$1,720,885
Reinvestment of distributions	8,564	—	206,157	—
Shares redeemed	(73,382)	(40,102)	(1,787,791)	(903,626)
Net increase (decrease)	(30,089)	36,053	$(726,015)	$817,259
Class B
Shares sold	1,024	6,634	$24,029	$144,106
Reinvestment of distributions	1,568	—	36,269	—
Shares redeemed	(8,654)	(6,500)	(203,872)	(141,048)
Net increase (decrease)	(6,062)	134	$(143,574)	$3,058
Class C
Shares sold	1,508	8,081	$35,585	$175,485
Reinvestment of distributions	1,003	—	23,222	—
Shares redeemed	(6,953)	(5,239)	(163,155)	(113,498)
Net increase (decrease)	(4,442)	2,842	$(104,348)	$61,987
Institutional Class
Shares sold	6,345	11,951	$159,531	$274,325
Reinvestment of distributions	1,055	—	25,853	—
Shares redeemed	(7,389)	(4,803)	(183,519)	(109,963)
Net increase (decrease)	11	7,148	$1,865	$164,362

35 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advi sor Mid Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Mid Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial state ments and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of November 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Mid Cap Fund as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting prin ciples generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts January 17, 2006

Annual Report 36

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

37 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Mid Cap (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Opera tions and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

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38

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Com pany (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). Dur ing his tenure with CIT Group Inc. Mr. Gamper served in numerous se nior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Acad emy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Pre viously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (cus tomer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

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40

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

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42

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Mid Cap. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High In come Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Peter Saperstone (38)

Year of Election or Appointment: 2003

Vice President of Advisor Mid Cap. Prior to assuming his current re sponsibilities, Mr. Saperstone managed a variety of Fidelity funds. Mr. Saperstone also serves as Vice President of FMR (2002) and FMR Co., Inc. (2002).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Mid Cap. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Man agement & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Mid Cap. Mr. Fross also serves as Assis tant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Mid Cap. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Mid Cap. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Manage ment Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Mid Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Op erating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Mid Cap. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

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44

Name, Age; Principal Occupation Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Mid Cap. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Mid Cap. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Tem pleton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Mid Cap. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accoun tant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mid Cap. Mr. Byrnes also serves as Assis tant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice Presi dent of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1996

Assistant Treasurer of Advisor Mid Cap. Mr. Costello also serves as As sistant Treasurer of other Fidelity funds and is an employee of FMR.

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Mid Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Mid Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mid Cap. Mr. Ryan also serves as Assis tant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mid Cap. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most re cently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

Annual Report

46

Distributions

The Board of Trustees of Fidelity Advisor Mid Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and divi dends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Institutional Class	12/12/2005	12/09/2005	$2.724
	01/09/2006	01/06/2006	$ 0.78

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended November 30, 2005, $813,727,573, or, if subsequently deter mined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended November 30, 2004, $312,305,465, or, if subsequently deter mined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

47 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000
Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000

	# of	% of
	Votes	Votes

Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

Annual Report 48

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Mid Cap Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

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50

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for the one year period and the first quartile for the three and five year periods. The Board also stated that the relative investment performance of Institutional Class of the fund has compared favorably to its benchmark over time, although the fund’s one year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups”

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52

of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each class’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s

Annual Report

54

engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment manage ment expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; (v) compensation of portfolio managers and research analysts; and (vi) the impact of partially closing the fund to new investors.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

Annual Report

56

57 Annual Report

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58

59 Annual Report

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60

61 Annual Report

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63 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
Brown Brothers Harriman & Co.
Boston, MA

MCI-UANN-0106 1.786696.102

Fidelity® Advisor Small Cap Fund - Class A, Class T, Class B and Class C

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The managers’ review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	21	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	30	Notes to the financial statements.
Report of Independent	39
Registered Public
Accounting Firm
Trustees and Officers	40
Distributions	50
Proxy Voting Results	51
Board Approval of	52
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Life of
	year	years	fundA
Class A (incl. 5.75% sales charge)	4.40%	7.57%	14.08%
Class T (incl. 3.50% sales charge)	6.76%	7.85%	14.18%
Class B (incl. contingent deferred
sales charge)B	4.93%	7.72%	14.13%
Class C (incl. contingent deferred
sales charge)C	9.01%	8.06%	14.20%

A From September 9, 1998.
B Class B shares’ contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 5%, 2% and 1%, respectively.
C Class C shares’ contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 1%, 0% and 0%, respectively.

5 Annual Report

5

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Small Cap Fund — Class T on September 9, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

6

Management’s Discussion of Fund Performance

Comments from James Harmon, who became Portfolio Manager of Fidelity® Advisor Small Cap Fund on October 31, 2005

Numerous events unfolded during the 12 month period ending November 30, 2005, that were major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index, the NASDAQ Composite® Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44%, the NASDAQ® rose 7.28% and the Dow advanced 6.07%, threatening to eclipse the 11,000 threshold for the first time since 2001.

During the past year, the fund’s Class A, Class T, Class B and Class C shares returned 10.77%, 10.64%, 9.93% and 10.01%, respectively (excluding sales charges). By comparison, the Russell 2000r Index returned 8.14%, while the LipperSM Small Cap Funds Average gained 9.85% . Stock selection in the materials sector was beneficial versus the index, primarily due to two stocks gravel and cement provider Florida Rock Industries and iron ore producer Cleveland Cliffs. Florida Rock benefited from robust demand for highway construction in the southeastern United States, along with buoyant commercial and residential real estate construction markets. Cleveland Cliffs was aided by strong global demand for iron ore, particularly for steel production in China and India. Elsewhere, strong quarterly earnings growth and improved financial guidance for fiscal 2006 triggered solid performance from TALX, a provider of online automated employment verification services. Conversely, an underweighting and poor stock selection in energy hurt relative perfor mance. Among individual holdings, the largest detractor was WorldSpace, a provider of digital satellite radio programming and hardware to underserved markets in Africa and Asia. Slower than expected subscriber growth hurt the stock. Also struggling was Trex, a provider of recycled decking material, whose stock was sidetracked by inventory issues and sluggish demand due to adverse weather conditions. Some stocks I’ve mentioned were sold during the period.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class A
Actual	$1,000.00	$1,080.30	$7.25
HypotheticalA	$1,000.00	$1,018.10	$7.03
Class T
Actual	$1,000.00	$1,079.50	$7.98
HypotheticalA	$1,000.00	$1,017.40	$7.74
Class B
Actual	$1,000.00	$1,075.90	$11.14
HypotheticalA	$1,000.00	$1,014.34	$10.81

Annual Report	8

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class C
Actual	$1,000.00	$1,076.30	$10.93
HypotheticalA	$1,000.00	$1,014.54	$10.61
Institutional Class
Actual	$1,000.00	$1,082.40	$5.22
HypotheticalA	$1,000.00	$1,020.05	$5.06

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.39%
Class T	1.53%
Class B	2.14%
Class C	2.10%
Institutional Class	1.00%

9 Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Waste Connections, Inc.	3.0	3.9
Fisher Scientific International, Inc.	2.2	0.0
Alliant Techsystems, Inc.	2.2	0.0
Mettler Toledo International, Inc.	2.0	3.3
Sierra Health Services, Inc.	1.8	0.0
BE Aerospace, Inc.	1.8	1.7
Alexander & Baldwin, Inc.	1.8	1.2
Affiliated Computer Services, Inc. Class A	1.5	0.0
Superior Energy Services, Inc.	1.5	0.0
Applebee’s International, Inc.	1.3	0.0
	19.1
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Consumer Discretionary	19.4	17.3
Information Technology	18.3	22.0
Industrials	17.2	16.9
Health Care	16.0	14.5
Financials	11.2	5.3

Annual Report 10

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 98.9%

	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – 19.4%
Auto Components 0.7%
Aftermarket Technology Corp. (a)	946,600	$19,405
Noble International Ltd.	192,837	4,343
		23,748
Distributors – 0.6%
Prestige Brands Holdings, Inc.	1,645,500	19,779
Diversified Consumer Services – 2.1%
Career Education Corp. (a)	150,000	5,595
Jackson Hewitt Tax Service, Inc.	1,069,100	25,701
Regis Corp.	672,500	26,866
Steiner Leisure Ltd. (a)	240,900	9,053
		67,215
Hotels, Restaurants & Leisure 3.8%
Applebee’s International, Inc.	1,862,546	42,690
Ctrip.com International Ltd. sponsored ADR	626,700	36,530
Domino’s Pizza, Inc.	146,100	3,653
Kerzner International Ltd. (a)	58,700	3,816
Starbucks Coffee Japan Ltd	53,607	24,516
Steak n Shake Co. (a)	549,800	9,484
		120,689
Household Durables – 1.8%
Blount International, Inc. (a)	795,600	12,372
Jarden Corp. (a)	855,550	27,934
Samson Holding Ltd.	39,704,000	15,744
		56,050
Internet & Catalog Retail 0.2%
Insight Enterprises, Inc. (a)	254,500	5,301
Leisure Equipment & Products – 0.4%
MarineMax, Inc. (a)	514,700	13,516
Media – 0.8%
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	1,222,400	17,517
Saga Communications, Inc. Class A (a)	260,594	3,237
WorldSpace, Inc. Class A	474,333	5,184
		25,938
Multiline Retail – 0.7%
Tuesday Morning Corp.	866,900	23,658
Specialty Retail – 5.4%
Asbury Automotive Group, Inc. (a)	527,200	8,831
Bakers Footwear Group, Inc. (a)	79,016	1,182

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – continued
Specialty Retail – continued
bebe Stores, Inc.	1,709,725	$27,646
Big 5 Sporting Goods Corp.	355,000	8,552
Cost Plus, Inc. (a)	845,498	15,540
Group 1 Automotive, Inc. (a)	258,300	7,974
Lithia Motors, Inc. Class A (sub. vtg.)	314,800	8,988
New York & Co., Inc. (a)	336,300	5,731
Pacific Sunwear of California, Inc. (a)	609,500	16,127
PETCO Animal Supplies, Inc. (a)	1,302,800	27,658
SAZABY, Inc.	465,200	12,229
Yamada Denki Co. Ltd.	310,100	31,754
		172,212
Textiles, Apparel & Luxury Goods – 2.9%
Asics Corp.	4,000,000	38,957
Fossil, Inc. (a)	475,000	9,472
Liz Claiborne, Inc.	640,900	22,355
Perry Ellis International, Inc. (a)	68,660	1,382
Quiksilver, Inc. (a)	1,800,000	22,104
		94,270

TOTAL CONSUMER DISCRETIONARY		622,376

CONSUMER STAPLES 0.1%
Food & Staples Retailing – 0.1%
BJ’s Wholesale Club, Inc. (a)	26,000	689
United Natural Foods, Inc. (a)	84,992	2,387
		3,076

ENERGY 11.0%
Energy Equipment & Services – 3.5%
Global Industries Ltd. (a)	1,792,100	21,236
Hornbeck Offshore Services, Inc. (a)	55,400	1,815
Superior Energy Services, Inc. (a)	2,170,900	47,260
Unit Corp. (a)	649,900	35,199
Universal Compression Holdings, Inc. (a)	144,500	5,835
		111,345
Oil, Gas & Consumable Fuels – 7.5%
Atlas America, Inc. (a)	331,200	18,726
Encore Acquisition Co. (a)	976,300	30,304
Energy Partners Ltd. (a)	1,003,000	23,209

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
Forest Oil Corp. (a)	449,635	$20,148
Holly Corp.	534,400	32,502
Houston Exploration Co. (a)	597,800	32,676
KCS Energy, Inc. (a)	898,000	23,483
Petroleum Development Corp. (a)	205,500	6,936
Plains Exploration & Production Co. (a)	846,400	35,887
Whiting Petroleum Corp. New (a)	394,800	16,364
		240,235

TOTAL ENERGY		351,580

FINANCIALS – 11.2%
Commercial Banks – 1.7%
East West Bancorp, Inc.	400,000	15,136
Hanmi Financial Corp.	175,500	3,270
Oriental Financial Group, Inc.	607,000	8,067
Sterling Financial Corp., Washington	631,000	16,469
UCBH Holdings, Inc.	64,000	1,129
Wilshire Bancorp, Inc.	545,100	9,272
		53,343
Diversified Financial Services – 0.7%
EuroBancshares, Inc. (a)	800,300	10,116
Marlin Business Services Corp. (a)	512,800	11,646
		21,762
Insurance – 8.0%
AmerUs Group Co.	440,300	25,859
Aspen Insurance Holdings Ltd.	851,600	21,316
Fidelity National Financial, Inc.	589,400	22,291
Hilb Rogal & Hobbs Co.	939,000	36,602
LandAmerica Financial Group, Inc.	260,300	16,854
Montpelier Re Holdings Ltd.	335,800	6,592
Philadelphia Consolidated Holdings Corp. (a)	129,800	12,579
Platinum Underwriters Holdings Ltd.	1,064,970	32,439
Protective Life Corp.	487,000	21,516
Reinsurance Group of America, Inc.	530,800	25,096
StanCorp Financial Group, Inc.	343,600	35,405
Universal American Financial Corp. (a)	31,700	468
		257,017

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – continued
Real Estate 0.3%
Education Realty Trust, Inc.	229,700	$2,869
Windrose Medical Properties Trust	503,700	7,556
		10,425
Thrifts & Mortgage Finance – 0.5%
Doral Financial Corp.	279,300	2,821
Flushing Financial Corp.	670,600	11,266
R&G Financial Corp. Class B	130,600	1,663
		15,750

TOTAL FINANCIALS		358,297

HEALTH CARE – 16.0%
Biotechnology – 0.5%
Charles River Laboratories International, Inc. (a)	359,800	16,392
Health Care Equipment & Supplies – 7.2%
Candela Corp. (a)(e)	1,158,409	16,681
CONMED Corp. (a)	909,894	20,555
Cooper Companies, Inc.	726,500	39,812
DJ Orthopedics, Inc. (a)	540,000	16,826
Fisher Scientific International, Inc. (a)	1,108,400	71,470
Greatbatch, Inc. (a)	285,300	8,268
Kinetic Concepts, Inc. (a)	278,500	10,848
Medical Action Industries, Inc. (a)	370,804	6,997
Mentor Corp. (d)	498,500	24,297
Merit Medical Systems, Inc. (a)	277,800	3,556
Wright Medical Group, Inc. (a)	650,205	12,607
		231,917
Health Care Providers & Services – 8.2%
Allied Healthcare International, Inc. (a)(e)	2,572,800	15,437
American Dental Partners, Inc. (a)	449,004	8,383
AmSurg Corp. (a)	982,658	23,692
Apria Healthcare Group, Inc. (a)	1,469,414	35,942
Diagnosticos da America SA	200,000	3,540
Genesis HealthCare Corp. (a)	713,200	29,990
LifePoint Hospitals, Inc. (a)	997,000	37,936
Pediatrix Medical Group, Inc. (a)	243,800	20,616
RehabCare Group, Inc. (a)	4,100	79

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Health Care Providers & Services – continued
Sierra Health Services, Inc. (a)	728,100	$56,952
Universal Health Services, Inc. Class B	602,200	28,857
		261,424
Pharmaceuticals – 0.1%
Connetics Corp. (a)	181,800	2,411

TOTAL HEALTH CARE		512,144

INDUSTRIALS – 17.2%
Aerospace & Defense – 5.0%
Alliant Techsystems, Inc. (a)	925,110	70,197
BE Aerospace, Inc. (a)(e)	3,238,100	56,732
DRS Technologies, Inc.	671,800	33,187
		160,116
Air Freight & Logistics – 0.7%
Pacer International, Inc.	894,900	23,652
Commercial Services & Supplies – 6.8%
A.T. Cross Co. Class A (a)	302,100	1,208
Corrections Corp. of America (a)	838,091	37,236
FTI Consulting, Inc. (a)	1,318,100	37,381
Intersections, Inc. (a)	351,610	3,179
Korn/Ferry International (a)	241,904	4,166
SOURCECORP, Inc. (a)(e)	1,045,209	27,238
The Geo Group, Inc. (a)	452,200	11,056
Waste Connections, Inc. (a)(e)	2,748,150	95,740
		217,204
Electrical Equipment – 0.5%
Genlyte Group, Inc. (a)	334,100	17,607
Machinery – 1.3%
Actuant Corp. Class A	423,600	22,472
Albany International Corp. Class A	472,397	18,012
		40,484
Marine – 1.8%
Alexander & Baldwin, Inc.	1,124,421	56,244
Road & Rail 1.0%
Laidlaw International, Inc.	1,475,900	31,909
Universal Truckload Services, Inc.	16,300	381
		32,290

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Trading Companies & Distributors – 0.1%
BlueLinx Corp.	355,000	$3,962

TOTAL INDUSTRIALS		551,559

INFORMATION TECHNOLOGY – 18.3%
Communications Equipment – 2.8%
Belden CDT, Inc.	1,307,450	30,542
Black Box Corp.	180,200	8,417
Plantronics, Inc.	1,131,000	31,238
Polycom, Inc. (a)	1,268,260	20,812
		91,009
Computers & Peripherals – 0.7%
Neoware Systems, Inc. (a)(e)	1,000,000	21,870
Electronic Equipment & Instruments – 4.0%
FLIR Systems, Inc. (a)	489,083	12,090
Global Imaging Systems, Inc. (a)	497,436	18,117
Measurement Specialties, Inc. (a)	351,199	8,738
Mercury Computer Systems, Inc. (a)	324,000	6,474
Mettler-Toledo International, Inc. (a)	1,103,700	62,999
SYNNEX Corp. (a)	32,900	515
Vishay Intertechnology, Inc. (a)	1,520,481	19,508
		128,441
IT Services – 7.6%
Affiliated Computer Services, Inc. Class A (a)	885,500	49,393
Alliance Data Systems Corp. (a)	884,100	34,100
Anteon International Corp. (a)	718,800	30,815
CACI International, Inc. Class A (a)	504,400	27,924
Computer Sciences Corp. (a)	723,000	36,316
Kanbay International, Inc. (a)	471,946	7,815
MPS Group, Inc. (a)	3,029,300	38,078
SI International, Inc. (a)	525,000	14,254
Software Research Association (SRA)	281,000	4,374
		243,069
Semiconductors & Semiconductor Equipment – 1.3%
Sanken Electric Co. Ltd.	727,000	10,053
Silicon Laboratories, Inc. (a)	777,600	30,210
		40,263
Software 1.9%
Blackbaud, Inc.	1,221,800	20,710

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Software – continued
EPIQ Systems, Inc. (a)	866,014	$16,463
SERENA Software, Inc. (a)	1,001,300	23,470
		60,643

TOTAL INFORMATION TECHNOLOGY		585,295

MATERIALS 3.9%
Chemicals – 0.9%
OM Group, Inc. (a)	582,300	9,189
RPM International, Inc.	1,054,300	19,610
		28,799
Containers & Packaging – 0.2%
Packaging Dynamics Corp. (e)	778,500	7,979
Metals & Mining – 2.7%
Cleveland-Cliffs, Inc. (d)	413,400	39,393
Compania de Minas Buenaventura SA sponsored ADR	1,236,500	34,647
Olympic Steel, Inc. (a)(e)	530,500	11,247
		85,287
Paper & Forest Products 0.1%
Schweitzer-Mauduit International, Inc.	170,900	4,069

TOTAL MATERIALS		126,134

TELECOMMUNICATION SERVICES – 1.4%
Diversified Telecommunication Services – 0.2%
Premiere Global Services, Inc. (a)	955,700	7,225
Wireless Telecommunication Services – 1.2%
MTN Group Ltd.	4,619,600	38,595

TOTAL TELECOMMUNICATION SERVICES		45,820

UTILITIES – 0.4%
Multi-Utilities – 0.4%
CMS Energy Corp. (a)	831,300	11,622
TOTAL COMMON STOCKS
(Cost $2,814,117)		3,167,903

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Convertible Preferred Stocks 0.0%
	Shares	Value (Note 1)
		(000s)
INFORMATION TECHNOLOGY – 0.0%
Communications Equipment – 0.0%
Chorum Technologies, Inc. Series E (a)(f)(Cost $108)	7,200	$0
Money Market Funds 2.7%
Fidelity Cash Central Fund, 4.08% (b)	28,922,027	28,922
Fidelity Securities Lending Cash Central Fund, 4.09% (b)(c) .	57,538,175	57,538
TOTAL MONEY MARKET FUNDS
(Cost $86,460)		86,460
TOTAL INVESTMENT PORTFOLIO 101.6%
(Cost $2,900,685)		3,254,363

NET OTHER ASSETS – (1.6)%		(52,061)
NET ASSETS 100%		$3,202,302

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

(e) Affiliated company

(f) Restricted securities – Investment in
securities not registered under the
Securities Act of 1933 (excluding 144A
issues). At the end of the period, the
value of restricted securities (excluding
144A issues) amounted to $0 or 0.0% of
net assets.

Additional information on each holding is as follows:

	Acquisition	Acquisition
Security	Date	Cost (000s)
Chorum
Technologies, Inc.
Series E	9/19/00	$124

See accompanying notes which are an integral part of the financial statements.

Annual Report 18

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Income received
Fund	(Amounts in thousands)
Fidelity Cash Central Fund	$3,846
Fidelity Securities Lending Cash Central Fund	611
Total	$4,457

Other Affiliated Issuers

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

	Value,				Value,
Affiliates	beginning		Sales	Dividend	end of
(Amounts in thousands)	of period	Purchases	Proceeds	Income	period
Allied Healthcare
International, Inc.	$—	$16,757	$—	$—	$15,437
American Italian Pasta Co.
Class A	13,309	10,725	14,449	387	—
Bakers Footwear Group,
Inc.	3,158	—	4,280	—	—
BE Aerospace, Inc.	27,573	7,136	—	—	56,732
Candela Corp.	—	15,195	—	—	16,681
Capital Lease Funding, Inc.	26,485	—	21,164	1,085	—
Greatbach, Inc. (formerly
Wilson Greatbach
Technologies, Inc.)	29,143	14,143	52,701	—	—
Hoku Scientific, Inc.	—	6,000	10,481	—	—
MarineMax, Inc.	34,066	1,942	16,698	—	—
Matrixx Initiatives, Inc.	6,845	1,348	10,009	—	—
MPS Group, Inc.	82,411	—	52,654	—	—
Neoware Systems, Inc.	4,380	5,568	—	—	21,870
Olympic Steel, Inc	—	9,951	—	—	11,247
Packaging Dynamics
Corp.		7,762	—	—	7,979
SOURCECORP, Inc.	—	25,939	—	—	27,238
TALX Corp.	20,580	17,870	72,749	263	—
United Natural Foods, Inc.	80,271	11,402	91,584	—	—
Waste Connections, Inc. .	95,629		2,001		95,740
WorldSpace, Inc. Class A	—	44,881	17,944	—	—
Wright Medical Group,
Inc.	32,811	20,121	29,041	—	—
TOTALS	$456,661	$216,740	$395,755	$1,735	$252,924

See accompanying notes which are an integral part of the financial statements.

		19		Annual Report

Investments continued

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	89.8%
Japan	3.8%
Bermuda	1.9%
Cayman Islands	1.7%
South Africa	1.2%
Peru	1.1%
Others (individually less than 1%) .	0.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report 20

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		November 30, 2005

Assets
Investment in securities, at value (including securities
loaned of $57,205) See accompanying schedule:
Unaffiliated issuers (cost $2,636,630)	$2,914,979
Affiliated Central Funds (cost $86,460)	86,460
Other affiliated issuers (cost $177,595)	252,924
Total Investments (cost $2,900,685)		$3,254,363
Receivable for investments sold		147,380
Receivable for fund shares sold		6,574
Dividends receivable		1,863
Interest receivable		230
Prepaid expenses		16
Other receivables		425
Total assets		3,410,851

Liabilities
Payable for investments purchased	$140,992
Payable for fund shares redeemed	5,739
Accrued management fee	1,900
Distribution fees payable	1,285
Other affiliated payables	789
Other payables and accrued expenses	306
Collateral on securities loaned, at value	57,538
Total liabilities		208,549

Net Assets		$3,202,302
Net Assets consist of:
Paid in capital		$2,261,654
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		586,961
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		353,687
Net Assets		$3,202,302

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements continued

Statement of Assets and Liabilities continued
Amounts in thousands (except per share amounts)	November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($636,102 ÷ 23,865 shares)	$26.65
Maximum offering price per share (100/94.25 of $26.65)	$28.28
Class T:
Net Asset Value and redemption price per share
($1,513,623 ÷ 57,731 shares)	$26.22
Maximum offering price per share (100/96.50 of $26.22)	$27.17
Class B:
Net Asset Value and offering price per share ($314,594
÷ 12,462 shares)A	$25.24
Class C:
Net Asset Value and offering price per share ($317,431
÷ 12,502 shares)A	$25.39
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($420,552 ÷ 15,398 shares)	$27.31
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 22

Statement of Operations
Amounts in thousands	Year ended November 30, 2005

Investment Income
Dividends (including $1,735 received from other
affiliated issuers)		$13,020
Interest		22
Income from affiliated Central Funds		4,457
Total income		17,499

Expenses
Management fee	$20,300
Transfer agent fees	8,077
Distribution fees	14,415
Accounting and security lending fees	961
Independent trustees’ compensation	13
Custodian fees and expenses	112
Registration fees	177
Audit	56
Legal	14
Interest	1
Miscellaneous	346
Total expenses before reductions	44,472
Expense reductions	(832)	43,640

Net investment income (loss)		(26,141)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	531,802
Other affiliated issuers	56,195
Foreign currency transactions	(46)
Total net realized gain (loss)		587,951
Change in net unrealized appreciation (depreciation) on:
Investment securities	(284,878)
Assets and liabilities in foreign currencies	5
Total change in net unrealized appreciation
(depreciation)		(284,873)
Net gain (loss)		303,078
Net increase (decrease) in net assets resulting from
operations		$276,937
See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
	Year ended	Year ended
	November 30,	November 30,
Amounts in thousands	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(26,141)	$(22,488)
Net realized gain (loss)	587,951	143,321
Change in net unrealized appreciation (depreciation) .	(284,873)	301,082
Net increase (decrease) in net assets resulting
from operations	276,937	421,915
Distributions to shareholders from net realized gain	(4,389)	—
Share transactions - net increase (decrease)	393,666	420,327
Total increase (decrease) in net assets	666,214	842,242

Net Assets
Beginning of period	2,536,088	1,693,846
End of period	$3,202,302	$2,536,088

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights Class A

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$24.10	$19.63	$15.56	$16.83	$17.47
Income from Investment Operations
Net investment income (loss)C	(.19)	(.17)D	(.16)	(.13)	(.08)
Net realized and unrealized gain
(loss)	2.78	4.64	4.23	(1.14)	(.56)
Total from investment operations	2.59	4.47	4.07	(1.27)	(.64)
Distributions from net realized gain	(.04)	—	—	—	—
Net asset value, end of period	$26.65	$24.10	$19.63	$15.56	$16.83
Total ReturnA,B	10.77%	22.77%	26.16%	(7.55)%	(3.66)%
Ratios to Average Net AssetsE
Expenses before reductions	1.39%	1.36%	1.39%	1.41%	1.35%
Expenses net of fee waivers, if
any	1.39%	1.36%	1.39%	1.41%	1.35%
Expenses net of all reductions	1.36%	1.34%	1.35%	1.38%	1.34%
Net investment income (loss)	(.74)%	(.81)%	(.99)%	(.81)%	(.47)%
Supplemental Data
Net assets, end of period (in
millions)	$636	$432	$193	$117	$105
Portfolio turnover rate	102%	36%	47%	40%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.02 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net ex penses paid by the class.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Statements continued

Financial Highlights Class T

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$23.74	$19.38	$15.40	$16.70	$17.37
Income from Investment Operations
Net investment income (loss)C	(.22)	(.22)D	(.20)	(.17)	(.12)
Net realized and unrealized gain
(loss)	2.74	4.58	4.18	(1.13)	(.55)
Total from investment operations	2.52	4.36	3.98	(1.30)	(.67)
Distributions from net realized gain	(.04)	—	—	—	—
Net asset value, end of period	$26.22	$23.74	$19.38	$15.40	$16.70
Total ReturnA,B	10.64%	22.50%	25.84%	(7.78)%	(3.86)%
Ratios to Average Net AssetsE
Expenses before reductions	1.54%	1.58%	1.63%	1.64%	1.58%
Expenses net of fee waivers, if
any	1.54%	1.58%	1.63%	1.64%	1.58%
Expenses net of all reductions	1.51%	1.57%	1.59%	1.61%	1.57%
Net investment income (loss)	(.89)%	(1.04)%	(1.23)%	(1.04)%	(.69)%
Supplemental Data
Net assets, end of period (in mil-
lions)	$1,514	$1,240	$854	$612	$611
Portfolio turnover rate	102%	36%	47%	40%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.02 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net ex penses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights Class B

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$23.00	$18.88	$15.09	$16.45	$17.20
Income from Investment Operations
Net investment income (loss)C	(.35)	(.33)D	(.28)	(.25)	(.21)
Net realized and unrealized gain
(loss)	2.63	4.45	4.07	(1.11)	(.54)
Total from investment operations	2.28	4.12	3.79	(1.36)	(.75)
Distributions from net realized gain	(.04)	—	—	—	—
Net asset value, end of period	$25.24	$23.00	$18.88	$15.09	$16.45
Total ReturnA,B	9.93%	21.82%	25.12%	(8.27)%	(4.36)%
Ratios to Average Net AssetsE
Expenses before reductions	2.13%	2.18%	2.19%	2.18%	2.12%
Expenses net of fee waivers, if
any	2.13%	2.18%	2.19%	2.18%	2.12%
Expenses net of all reductions	2.10%	2.16%	2.15%	2.15%	2.10%
Net investment income (loss)	(1.48)%	(1.63)%	(1.79)%	(1.58)%	(1.23)%
Supplemental Data
Net assets, end of period (in
millions)	$315	$343	$298	$246	$271
Portfolio turnover rate	102%	36%	47%	40%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.02 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net ex penses paid by the class.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Statements continued

Financial Highlights Class C

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$23.12	$18.97	$15.15	$16.51	$17.26
Income from Investment Operations
Net investment income (loss)C	(.35)	(.32)D	(.27)	(.25)	(.21)
Net realized and unrealized gain
(loss)	2.66	4.47	4.09	(1.11)	(.54)
Total from investment operations	2.31	4.15	3.82	(1.36)	(.75)
Distributions from net realized gain	(.04)	—	—	—	—
Net asset value, end of period	$25.39	$23.12	$18.97	$15.15	$16.51
Total ReturnA,B	10.01%	21.88%	25.21%	(8.24)%	(4.35)%
Ratios to Average Net AssetsE
Expenses before reductions	2.10%	2.12%	2.13%	2.13%	2.07%
Expenses net of fee waivers, if
any	2.10%	2.12%	2.13%	2.13%	2.07%
Expenses net of all reductions	2.07%	2.10%	2.09%	2.10%	2.05%
Net investment income (loss)	(1.45)%	(1.57)%	(1.73)%	(1.53)%	(1.18)%
Supplemental Data
Net assets, end of period (in
millions)	$317	$294	$241	$190	$204
Portfolio turnover rate	102%	36%	47%	40%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.02 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net ex penses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Financial Highlights Institutional Class

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$24.60	$19.96	$15.76	$16.97	$17.55
Income from Investment Operations
Net investment income (loss)B	(.09)	(.10)C	(.10)	(.07)	(.01)
Net realized and unrealized gain
(loss)	2.84	4.74	4.30	(1.14)	(.57)
Total from investment operations	2.75	4.64	4.20	(1.21)	(.58)
Distributions from net realized gain	(.04)	—	—	—	—
Net asset value, end of period	$27.31	$24.60	$19.96	$15.76	$16.97
Total ReturnA	11.20%	23.25%	26.65%	(7.13)%	(3.30)%
Ratios to Average Net AssetsD
Expenses before reductions	98%	1.01%	.99%	1.00%	.96%
Expenses net of fee waivers, if
any	98%	1.01%	.99%	1.00%	.96%
Expenses net of all reductions	95%	.99%	.95%	.97%	.95%
Net investment income (loss)	(.33)%	(.46)%	(.58)%	(.40)%	(.07)%
Supplemental Data
Net assets, end of period (in
millions)	$421	$227	$108	$70	$61
Portfolio turnover rate	102%	36%	47%	40%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Investment income per share reflects a special dividend which amounted to $.02 per share.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net ex penses paid by the class.

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Notes to Financial Statements

For the period ended November 30, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Small Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds), which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of

Annual Report

30

1. Significant Accounting Policies continued
Security Valuation continued

the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

31 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

1. Significant Accounting Policies continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to passive foreign investment companies (PFIC), net operating losses, and losses due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$415,800
Unrealized depreciation	(63,084)
Net unrealized appreciation (depreciation)	352,716
Undistributed long term capital gain	578,804

Cost for federal income tax purposes	$2,901,647

The tax character of distributions paid was as follows:
	November 30, 2005	November 30, 2004
Long term Capital Gains	$4,389	$—

Annual Report

32

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $3,252,234 and $2,759,542, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .72% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling

33 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued
Distribution and Service Plan continued

shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$1,258	$11
Class T	25%	.25%	6,803	75
Class B	75%	.25%	3,328	2,497
Class C	75%	.25%	3,026	458

			$14,415	$3,041

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$345
Class T	102
Class B*	534
Class C*	32
$1,013

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the

Annual Report

34

4. Fees and Other Transactions with Affiliates continued
Transfer Agent Fees continued

respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$1,802.36
Class T	3,500.26
Class B	1,176.35
Class C	956.32
Institutional Class	643.20
	$8,077

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $118 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding.

35 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued
Interfund Lending Program continued

The fund’s activity in this program during the period for which loans were outstanding was as follows:

			Interest Earned
Borrower	Average Daily	Weighted Average	(included in
or Lender	Loan Balance	Interest Rate	interest income)	Interest Expense
Borrower	$5,132	4.14%	—	$1

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $673.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $830 for the period. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash

Annual Report

36

7. Expense Reductions - continued

balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $2.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended November 30,		2005			2004
From net realized gain
Class A			$743		$—
Class T			2,146		—
Class B			593		—
Class C			515		—
Institutional Class			392		—
Total			$4,389		$—

10. Share Transactions.

Transactions for each class of shares were as follows:
	Shares			Dollars
Years ended November 30,	2005	2004		2005	2004
Class A
Shares sold	12,247	11,377		$311,795	$249,631
Reinvestment of distributions	29			674
Shares redeemed	(6,318)	(3,314)	(158,348)		(70,298)
Net increase (decrease)	5,958	8,063		$154,121	$179,333
Class T
Shares sold	26,553	22,343		$657,753	$469,760
Reinvestment of distributions	89			2,058
Shares redeemed	(21,123)	(14,200)	(514,610)		(296,064)
Net increase (decrease)	5,519	8,143		$145,201	$173,696

37 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

10. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2005	2004	2005	2004
Class B
Shares sold	1,223	2,079	$29,044	$42,569
Reinvestment of distributions	23		512
Shares redeemed	(3,718)	(2,909)	(89,163)	(58,894)
Net increase (decrease)	(2,472)	(830)	$(59,607)	$(16,325)
Class C
Shares sold	2,984	2,976	$71,857	$60,999
Reinvestment of distributions	19		438
Shares redeemed	(3,212)	(2,948)	(76,497)	(60,061)
Net increase (decrease)	(209)	28	$(4,202)	$938
Institutional Class
Shares sold	8,589	6,127	$220,855	$132,713
Reinvestment of distributions	12		293
Shares redeemed	(2,453)	(2,300)	(62,995)	(50,028)
Net increase (decrease)	6,148	3,827	$158,153	$82,685

Annual Report

38

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the sched ule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Small Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereaf ter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Small Cap Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts January 17, 2006

39 Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund’s activities, review contractual arrangements with companies that provide services to each fund, and review each fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Annual Report

40

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Small Cap. He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jo nas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and man agement positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

41 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Trustee of Fidelity Advisor Series I. Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, includ ing Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Annual Report

42

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

Annual Report

44

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

45 Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Small Cap. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High In come Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

James M. Harmon (34)

Year of Election or Appointment: 2005

Vice President of Advisor Small Cap. Mr. Harmon also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Harmon managed a variety of Fidelity funds. Mr. Harmon also serves as Vice President of FMR (2002) and FMR Co., Inc. (2002).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Small Cap. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Man agement & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Annual Report

46

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Small Cap. Mr. Fross also serves as Assis tant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Small Cap. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Small Cap. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Manage ment Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Small Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Op erating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Small Cap. Mr. Hebble also serves as Dep uty Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

47 Annual Report

Trustees and Officers - continued

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Small Cap. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Small Cap. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Tem pleton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Small Cap. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s de partment of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accoun tant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Small Cap. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1996

Assistant Treasurer of Advisor Small Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Small Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Annual Report

48

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Small Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Small Cap. Mr. Ryan also serves as Assis tant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Small Cap. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most re cently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

49 Annual Report

Distributions

The Board of Trustees of Advisor Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/12/05	12/09/05	—	$1.82
	01/09/06	01/06/06	—	$2.71
Class T	12/12/05	12/09/05	—	$1.82
	01/09/06	01/06/06	—	$2.71
Class B	12/12/05	12/09/05	—	$1.82
	01/09/06	01/06/06	—	$2.71
Class C	12/12/05	12/09/05	—	$1.82
	01/09/06	01/06/06	—	$2.71

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended November 30, 2005, $588,123,000 or, if subsequently deter mined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended November 30, 2004, $3,976,000 or, if subsequently deter mined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

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50

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000
Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000

	# of	% of
	Votes	Votes

Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Small Cap Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

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52

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

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54

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the one year period, the second quartile for the three year period, and the third quartile for the five year period. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for certain periods, although the fund’s five year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 18% means that 82% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

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56

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institu tional Class ranked below its competitive median for 2004, and the total expenses of Class T ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

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58

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

59 Annual Report

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60

61 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
State Street Bank and Trust Company
Quincy, MA

ASCF UANN-0106 1.786697.102

Fidelity® Advisor Small Cap Fund - Institutional Class

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The managers’ review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	10	A complete list of the fund’s investments
		with their market values.
Financial Statements	20	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	29	Notes to the financial statements.
Report of Independent	38
Registered Public
Accounting Firm
Trustees and Officers	39
Distributions	49
Proxy Voting Results	50
Board Approval of	51
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distribu tions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimburse ment not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Life of
	year	years	fundA
Institutional Class	11.20%	9.28%	15.43%
A From September 9, 1998.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Small Cap Fund Institutional Class on September 9, 1998, when the fund started. The chart shows how the value of your investment would have changed and also shows how the Russell 2000® Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from James Harmon, who became Portfolio Manager of Fidelity® Advisor Small Cap Fund on October 31, 2005

Numerous events unfolded during the 12 month period ending November 30, 2005, that were major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index, the NASDAQ Composite® Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44%, the NASDAQ® rose 7.28% and the Dow advanced 6.07%, threatening to eclipse the 11,000 threshold for the first time since 2001.

During the past year, the fund’s Institutional Class shares returned 11.20% . By comparison, the Russell 2000® Index returned 8.14%, while the LipperSM Small Cap Funds Average gained 9.85% . Stock selection in the materials sector was beneficial versus the index, primarily due to two stocks gravel and cement provider Florida Rock Industries and iron ore producer Cleveland Cliffs. Florida Rock benefited from robust demand for highway construction in the southeastern United States, along with buoyant commercial and residential real estate construction markets. Cleveland Cliffs was aided by strong global demand for iron ore, particularly for steel production in China and India. Elsewhere, strong quarterly earnings growth and improved financial guidance for fiscal 2006 triggered solid performance from TALX, a provider of online automated employment verification services. Conversely, an underweighting and poor stock selection in energy hurt relative perfor mance. Among individual holdings, the largest detractor was WorldSpace, a provider of digital satellite radio programming and hardware to underserved markets in Africa and Asia. Slower than expected subscriber growth hurt the stock. Also struggling was Trex, a provider of recycled decking material, whose stock was sidetracked by inventory issues and sluggish demand due to adverse weather conditions. Some stocks I’ve mentioned were sold during the period.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class A
Actual	$1,000.00	$1,080.30	$7.25
HypotheticalA	$1,000.00	$1,018.10	$7.03
Class T
Actual	$1,000.00	$1,079.50	$7.98
HypotheticalA	$1,000.00	$1,017.40	$7.74
Class B
Actual	$1,000.00	$1,075.90	$11.14
HypotheticalA	$1,000.00	$1,014.34	$10.81

	7		Annual Report

Shareholder Expense Example continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class C
Actual	$1,000.00	$1,076.30	$10.93
HypotheticalA	$1,000.00	$1,014.54	$10.61
Institutional Class
Actual	$1,000.00	$1,082.40	$5.22
HypotheticalA	$1,000.00	$1,020.05	$5.06

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.39%
Class T	1.53%
Class B	2.14%
Class C	2.10%
Institutional Class	1.00%

Annual Report

8

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Waste Connections, Inc.	3.0	3.9
Fisher Scientific International, Inc.	2.2	0.0
Alliant Techsystems, Inc.	2.2	0.0
Mettler Toledo International, Inc.	2.0	3.3
Sierra Health Services, Inc.	1.8	0.0
BE Aerospace, Inc.	1.8	1.7
Alexander & Baldwin, Inc.	1.8	1.2
Affiliated Computer Services, Inc. Class A	1.5	0.0
Superior Energy Services, Inc.	1.5	0.0
Applebee’s International, Inc.	1.3	0.0
	19.1
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Consumer Discretionary	19.4	17.3
Information Technology	18.3	22.0
Industrials	17.2	16.9
Health Care	16.0	14.5
Financials	11.2	5.3

9 Annual Report

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 98.9%

	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – 19.4%
Auto Components 0.7%
Aftermarket Technology Corp. (a)	946,600	$19,405
Noble International Ltd.	192,837	4,343
		23,748
Distributors – 0.6%
Prestige Brands Holdings, Inc.	1,645,500	19,779
Diversified Consumer Services – 2.1%
Career Education Corp. (a)	150,000	5,595
Jackson Hewitt Tax Service, Inc.	1,069,100	25,701
Regis Corp.	672,500	26,866
Steiner Leisure Ltd. (a)	240,900	9,053
		67,215
Hotels, Restaurants & Leisure 3.8%
Applebee’s International, Inc.	1,862,546	42,690
Ctrip.com International Ltd. sponsored ADR	626,700	36,530
Domino’s Pizza, Inc.	146,100	3,653
Kerzner International Ltd. (a)	58,700	3,816
Starbucks Coffee Japan Ltd	53,607	24,516
Steak n Shake Co. (a)	549,800	9,484
		120,689
Household Durables – 1.8%
Blount International, Inc. (a)	795,600	12,372
Jarden Corp. (a)	855,550	27,934
Samson Holding Ltd.	39,704,000	15,744
		56,050
Internet & Catalog Retail 0.2%
Insight Enterprises, Inc. (a)	254,500	5,301
Leisure Equipment & Products – 0.4%
MarineMax, Inc. (a)	514,700	13,516
Media – 0.8%
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	1,222,400	17,517
Saga Communications, Inc. Class A (a)	260,594	3,237
WorldSpace, Inc. Class A	474,333	5,184
		25,938
Multiline Retail – 0.7%
Tuesday Morning Corp.	866,900	23,658
Specialty Retail – 5.4%
Asbury Automotive Group, Inc. (a)	527,200	8,831
Bakers Footwear Group, Inc. (a)	79,016	1,182

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – continued
Specialty Retail – continued
bebe Stores, Inc.	1,709,725	$27,646
Big 5 Sporting Goods Corp.	355,000	8,552
Cost Plus, Inc. (a)	845,498	15,540
Group 1 Automotive, Inc. (a)	258,300	7,974
Lithia Motors, Inc. Class A (sub. vtg.)	314,800	8,988
New York & Co., Inc. (a)	336,300	5,731
Pacific Sunwear of California, Inc. (a)	609,500	16,127
PETCO Animal Supplies, Inc. (a)	1,302,800	27,658
SAZABY, Inc.	465,200	12,229
Yamada Denki Co. Ltd.	310,100	31,754
		172,212
Textiles, Apparel & Luxury Goods – 2.9%
Asics Corp.	4,000,000	38,957
Fossil, Inc. (a)	475,000	9,472
Liz Claiborne, Inc.	640,900	22,355
Perry Ellis International, Inc. (a)	68,660	1,382
Quiksilver, Inc. (a)	1,800,000	22,104
		94,270

TOTAL CONSUMER DISCRETIONARY		622,376

CONSUMER STAPLES 0.1%
Food & Staples Retailing – 0.1%
BJ’s Wholesale Club, Inc. (a)	26,000	689
United Natural Foods, Inc. (a)	84,992	2,387
		3,076

ENERGY 11.0%
Energy Equipment & Services – 3.5%
Global Industries Ltd. (a)	1,792,100	21,236
Hornbeck Offshore Services, Inc. (a)	55,400	1,815
Superior Energy Services, Inc. (a)	2,170,900	47,260
Unit Corp. (a)	649,900	35,199
Universal Compression Holdings, Inc. (a)	144,500	5,835
		111,345
Oil, Gas & Consumable Fuels – 7.5%
Atlas America, Inc. (a)	331,200	18,726
Encore Acquisition Co. (a)	976,300	30,304
Energy Partners Ltd. (a)	1,003,000	23,209

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
Forest Oil Corp. (a)	449,635	$20,148
Holly Corp.	534,400	32,502
Houston Exploration Co. (a)	597,800	32,676
KCS Energy, Inc. (a)	898,000	23,483
Petroleum Development Corp. (a)	205,500	6,936
Plains Exploration & Production Co. (a)	846,400	35,887
Whiting Petroleum Corp. New (a)	394,800	16,364
		240,235

TOTAL ENERGY		351,580

FINANCIALS – 11.2%
Commercial Banks – 1.7%
East West Bancorp, Inc.	400,000	15,136
Hanmi Financial Corp.	175,500	3,270
Oriental Financial Group, Inc.	607,000	8,067
Sterling Financial Corp., Washington	631,000	16,469
UCBH Holdings, Inc.	64,000	1,129
Wilshire Bancorp, Inc.	545,100	9,272
		53,343
Diversified Financial Services – 0.7%
EuroBancshares, Inc. (a)	800,300	10,116
Marlin Business Services Corp. (a)	512,800	11,646
		21,762
Insurance – 8.0%
AmerUs Group Co.	440,300	25,859
Aspen Insurance Holdings Ltd.	851,600	21,316
Fidelity National Financial, Inc.	589,400	22,291
Hilb Rogal & Hobbs Co.	939,000	36,602
LandAmerica Financial Group, Inc.	260,300	16,854
Montpelier Re Holdings Ltd.	335,800	6,592
Philadelphia Consolidated Holdings Corp. (a)	129,800	12,579
Platinum Underwriters Holdings Ltd.	1,064,970	32,439
Protective Life Corp.	487,000	21,516
Reinsurance Group of America, Inc.	530,800	25,096
StanCorp Financial Group, Inc.	343,600	35,405
Universal American Financial Corp. (a)	31,700	468
		257,017

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – continued
Real Estate 0.3%
Education Realty Trust, Inc.	229,700	$2,869
Windrose Medical Properties Trust	503,700	7,556
		10,425
Thrifts & Mortgage Finance – 0.5%
Doral Financial Corp.	279,300	2,821
Flushing Financial Corp.	670,600	11,266
R&G Financial Corp. Class B	130,600	1,663
		15,750

TOTAL FINANCIALS		358,297

HEALTH CARE – 16.0%
Biotechnology – 0.5%
Charles River Laboratories International, Inc. (a)	359,800	16,392
Health Care Equipment & Supplies – 7.2%
Candela Corp. (a)(e)	1,158,409	16,681
CONMED Corp. (a)	909,894	20,555
Cooper Companies, Inc.	726,500	39,812
DJ Orthopedics, Inc. (a)	540,000	16,826
Fisher Scientific International, Inc. (a)	1,108,400	71,470
Greatbatch, Inc. (a)	285,300	8,268
Kinetic Concepts, Inc. (a)	278,500	10,848
Medical Action Industries, Inc. (a)	370,804	6,997
Mentor Corp. (d)	498,500	24,297
Merit Medical Systems, Inc. (a)	277,800	3,556
Wright Medical Group, Inc. (a)	650,205	12,607
		231,917
Health Care Providers & Services – 8.2%
Allied Healthcare International, Inc. (a)(e)	2,572,800	15,437
American Dental Partners, Inc. (a)	449,004	8,383
AmSurg Corp. (a)	982,658	23,692
Apria Healthcare Group, Inc. (a)	1,469,414	35,942
Diagnosticos da America SA	200,000	3,540
Genesis HealthCare Corp. (a)	713,200	29,990
LifePoint Hospitals, Inc. (a)	997,000	37,936
Pediatrix Medical Group, Inc. (a)	243,800	20,616
RehabCare Group, Inc. (a)	4,100	79

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Health Care Providers & Services – continued
Sierra Health Services, Inc. (a)	728,100	$56,952
Universal Health Services, Inc. Class B	602,200	28,857
		261,424
Pharmaceuticals – 0.1%
Connetics Corp. (a)	181,800	2,411

TOTAL HEALTH CARE		512,144

INDUSTRIALS – 17.2%
Aerospace & Defense – 5.0%
Alliant Techsystems, Inc. (a)	925,110	70,197
BE Aerospace, Inc. (a)(e)	3,238,100	56,732
DRS Technologies, Inc.	671,800	33,187
		160,116
Air Freight & Logistics – 0.7%
Pacer International, Inc.	894,900	23,652
Commercial Services & Supplies – 6.8%
A.T. Cross Co. Class A (a)	302,100	1,208
Corrections Corp. of America (a)	838,091	37,236
FTI Consulting, Inc. (a)	1,318,100	37,381
Intersections, Inc. (a)	351,610	3,179
Korn/Ferry International (a)	241,904	4,166
SOURCECORP, Inc. (a)(e)	1,045,209	27,238
The Geo Group, Inc. (a)	452,200	11,056
Waste Connections, Inc. (a)(e)	2,748,150	95,740
		217,204
Electrical Equipment – 0.5%
Genlyte Group, Inc. (a)	334,100	17,607
Machinery – 1.3%
Actuant Corp. Class A	423,600	22,472
Albany International Corp. Class A	472,397	18,012
		40,484
Marine – 1.8%
Alexander & Baldwin, Inc.	1,124,421	56,244
Road & Rail 1.0%
Laidlaw International, Inc.	1,475,900	31,909
Universal Truckload Services, Inc.	16,300	381
		32,290

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Trading Companies & Distributors – 0.1%
BlueLinx Corp.	355,000	$3,962

TOTAL INDUSTRIALS		551,559

INFORMATION TECHNOLOGY – 18.3%
Communications Equipment – 2.8%
Belden CDT, Inc.	1,307,450	30,542
Black Box Corp.	180,200	8,417
Plantronics, Inc.	1,131,000	31,238
Polycom, Inc. (a)	1,268,260	20,812
		91,009
Computers & Peripherals – 0.7%
Neoware Systems, Inc. (a)(e)	1,000,000	21,870
Electronic Equipment & Instruments – 4.0%
FLIR Systems, Inc. (a)	489,083	12,090
Global Imaging Systems, Inc. (a)	497,436	18,117
Measurement Specialties, Inc. (a)	351,199	8,738
Mercury Computer Systems, Inc. (a)	324,000	6,474
Mettler-Toledo International, Inc. (a)	1,103,700	62,999
SYNNEX Corp. (a)	32,900	515
Vishay Intertechnology, Inc. (a)	1,520,481	19,508
		128,441
IT Services – 7.6%
Affiliated Computer Services, Inc. Class A (a)	885,500	49,393
Alliance Data Systems Corp. (a)	884,100	34,100
Anteon International Corp. (a)	718,800	30,815
CACI International, Inc. Class A (a)	504,400	27,924
Computer Sciences Corp. (a)	723,000	36,316
Kanbay International, Inc. (a)	471,946	7,815
MPS Group, Inc. (a)	3,029,300	38,078
SI International, Inc. (a)	525,000	14,254
Software Research Association (SRA)	281,000	4,374
		243,069
Semiconductors & Semiconductor Equipment – 1.3%
Sanken Electric Co. Ltd.	727,000	10,053
Silicon Laboratories, Inc. (a)	777,600	30,210
		40,263
Software 1.9%
Blackbaud, Inc.	1,221,800	20,710

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Software – continued
EPIQ Systems, Inc. (a)	866,014	$16,463
SERENA Software, Inc. (a)	1,001,300	23,470
		60,643

TOTAL INFORMATION TECHNOLOGY		585,295

MATERIALS 3.9%
Chemicals – 0.9%
OM Group, Inc. (a)	582,300	9,189
RPM International, Inc.	1,054,300	19,610
		28,799
Containers & Packaging – 0.2%
Packaging Dynamics Corp. (e)	778,500	7,979
Metals & Mining – 2.7%
Cleveland-Cliffs, Inc. (d)	413,400	39,393
Compania de Minas Buenaventura SA sponsored ADR	1,236,500	34,647
Olympic Steel, Inc. (a)(e)	530,500	11,247
		85,287
Paper & Forest Products 0.1%
Schweitzer-Mauduit International, Inc.	170,900	4,069

TOTAL MATERIALS		126,134

TELECOMMUNICATION SERVICES – 1.4%
Diversified Telecommunication Services – 0.2%
Premiere Global Services, Inc. (a)	955,700	7,225
Wireless Telecommunication Services – 1.2%
MTN Group Ltd.	4,619,600	38,595

TOTAL TELECOMMUNICATION SERVICES		45,820

UTILITIES – 0.4%
Multi-Utilities – 0.4%
CMS Energy Corp. (a)	831,300	11,622
TOTAL COMMON STOCKS
(Cost $2,814,117)		3,167,903

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Convertible Preferred Stocks 0.0%
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – 0.0%
Communications Equipment – 0.0%
Chorum Technologies, Inc. Series E (a)(f)(Cost $108)	7,200	$0
Money Market Funds 2.7%
Fidelity Cash Central Fund, 4.08% (b)	28,922,027	28,922
Fidelity Securities Lending Cash Central Fund, 4.09% (b)(c) .	57,538,175	57,538
TOTAL MONEY MARKET FUNDS
(Cost $86,460)		86,460
TOTAL INVESTMENT PORTFOLIO 101.6%
(Cost $2,900,685)		3,254,363

NET OTHER ASSETS – (1.6)%		(52,061)
NET ASSETS 100%	$	3,202,302

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

(e) Affiliated company

(f) Restricted securities – Investment in
securities not registered under the
Securities Act of 1933 (excluding 144A
issues). At the end of the period, the
value of restricted securities (excluding
144A issues) amounted to $0 or 0.0% of
net assets.

Additional information on each holding is as follows:

	Acquisition	Acquisition
Security	Date	Cost (000s)
Chorum
Technologies, Inc.
Series E	9/19/00	$124

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Income received
Fund	(Amounts in thousands)
Fidelity Cash Central Fund	$3,846
Fidelity Securities Lending Cash Central Fund	611
Total	$4,457

Other Affiliated Issuers

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

	Value,				Value,
Affiliates	beginning		Sales	Dividend	end of
(Amounts in thousands)	of period	Purchases	Proceeds	Income	period
Allied Healthcare
International, Inc.	$—	$ 16,757	$—	$—	$15,437
American Italian Pasta Co.
Class A	13,309	10,725	14,449	387	—
Bakers Footwear Group,
Inc.	3,158	—	4,280	—	—
BE Aerospace, Inc.	27,573	7,136	—	—	56,732
Candela Corp.	—	15,195	—	—	16,681
Capital Lease Funding, Inc.	26,485	—	21,164	1,085	—
Greatbach, Inc. (formerly
Wilson Greatbach
Technologies, Inc.)	29,143	14,143	52,701	—	—
Hoku Scientific, Inc.	—	6,000	10,481	—	—
MarineMax, Inc.	34,066	1,942	16,698	—	—
Matrixx Initiatives, Inc.	6,845	1,348	10,009	—	—
MPS Group, Inc.	82,411	—	52,654	—	—
Neoware Systems, Inc.	4,380	5,568	—	—	21,870
Olympic Steel, Inc	—	9,951	—	—	11,247
Packaging Dynamics
Corp.	—	7,762	—	—	7,979
SOURCECORP, Inc.	—	25,939	—	—	27,238
TALX Corp.	20,580	17,870	72,749	263	—
United Natural Foods, Inc.	80,271	11,402	91,584	—	—
Waste Connections, Inc. .	95,629	—	2,001	—	95,740
WorldSpace, Inc. Class A	—	44,881	17,944	—	—
Wright Medical Group,
Inc.	32,811	20,121	29,041	—	—
TOTALS	$456,661	$216,740	$ 395,755	$1,735	$252,924

See accompanying notes which are an integral part of the financial statements.

Annual Report		18

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	89.8%
Japan	3.8%
Bermuda	1.9%
Cayman Islands	1.7%
South Africa	1.2%
Peru	1.1%
Others (individually less than 1%) .	0.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		November 30, 2005

Assets
Investment in securities, at value (including securities
loaned of $57,205) See accompanying schedule:
Unaffiliated issuers (cost $2,636,630)	$2,914,979
Affiliated Central Funds (cost $86,460)	86,460
Other affiliated issuers (cost $177,595)	252,924
Total Investments (cost $2,900,685)		$3,254,363
Receivable for investments sold		147,380
Receivable for fund shares sold		6,574
Dividends receivable		1,863
Interest receivable		230
Prepaid expenses		16
Other receivables		425
Total assets		3,410,851

Liabilities
Payable for investments purchased	$140,992
Payable for fund shares redeemed	5,739
Accrued management fee	1,900
Distribution fees payable	1,285
Other affiliated payables	789
Other payables and accrued expenses	306
Collateral on securities loaned, at value	57,538
Total liabilities		208,549

Net Assets		$3,202,302
Net Assets consist of:
Paid in capital		$2,261,654
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		586,961
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		353,687
Net Assets		$3,202,302

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Statement of Assets and Liabilities continued
Amounts in thousands (except per share amounts)	November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($636,102 ÷ 23,865 shares)	$26.65
Maximum offering price per share (100/94.25 of $26.65)	$28.28
Class T:
Net Asset Value and redemption price per share
($1,513,623 ÷ 57,731 shares)	$26.22
Maximum offering price per share (100/96.50 of $26.22)	$27.17
Class B:
Net Asset Value and offering price per share ($314,594
÷ 12,462 shares)A	$25.24
Class C:
Net Asset Value and offering price per share ($317,431
÷ 12,502 shares)A	$25.39
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($420,552 ÷ 15,398 shares)	$27.31
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements continued

Statement of Operations
Amounts in thousands	Year ended November 30, 2005

Investment Income
Dividends (including $1,735 received from other
affiliated issuers)		$13,020
Interest		22
Income from affiliated Central Funds		4,457
Total income		17,499

Expenses
Management fee	$20,300
Transfer agent fees	8,077
Distribution fees	14,415
Accounting and security lending fees	961
Independent trustees’ compensation	13
Custodian fees and expenses	112
Registration fees	177
Audit	56
Legal	14
Interest	1
Miscellaneous	346
Total expenses before reductions	44,472
Expense reductions	(832)	43,640

Net investment income (loss)		(26,141)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	531,802
Other affiliated issuers	56,195
Foreign currency transactions	(46)
Total net realized gain (loss)		587,951
Change in net unrealized appreciation (depreciation) on:
Investment securities	(284,878)
Assets and liabilities in foreign currencies	5
Total change in net unrealized appreciation
(depreciation)		(284,873)
Net gain (loss)		303,078
Net increase (decrease) in net assets resulting from
operations		$276,937

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Statement of Changes in Net Assets
	Year ended	Year ended
	November 30,	November 30,
Amounts in thousands	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(26,141)	$(22,488)
Net realized gain (loss)	587,951	143,321
Change in net unrealized appreciation (depreciation) .	(284,873)	301,082
Net increase (decrease) in net assets resulting
from operations	276,937	421,915
Distributions to shareholders from net realized gain	(4,389)	—
Share transactions - net increase (decrease)	393,666	420,327
Total increase (decrease) in net assets	666,214	842,242

Net Assets
Beginning of period	2,536,088	1,693,846
End of period	$3,202,302	$2,536,088

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights Class A

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$24.10	$19.63	$15.56	$16.83	$17.47
Income from Investment Operations
Net investment income (loss)C	(.19)	(.17)D	(.16)	(.13)	(.08)
Net realized and unrealized gain
(loss)	2.78	4.64	4.23	(1.14)	(.56)
Total from investment operations	2.59	4.47	4.07	(1.27)	(.64)
Distributions from net realized gain	(.04)	—	—	—	—
Net asset value, end of period	$26.65	$24.10	$19.63	$15.56	$16.83
Total ReturnA,B	10.77%	22.77%	26.16%	(7.55)%	(3.66)%
Ratios to Average Net AssetsE
Expenses before reductions	1.39%	1.36%	1.39%	1.41%	1.35%
Expenses net of fee waivers, if
any	1.39%	1.36%	1.39%	1.41%	1.35%
Expenses net of all reductions	1.36%	1.34%	1.35%	1.38%	1.34%
Net investment income (loss)	(.74)%	(.81)%	(.99)%	(.81)%	(.47)%
Supplemental Data
Net assets, end of period (in
millions)	$636	$432	$193	$117	$105
Portfolio turnover rate	102%	36%	47%	40%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.02 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net ex penses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights Class T

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$23.74	$19.38	$15.40	$16.70	$17.37
Income from Investment Operations
Net investment income (loss)C	(.22)	(.22)D	(.20)	(.17)	(.12)
Net realized and unrealized gain
(loss)	2.74	4.58	4.18	(1.13)	(.55)
Total from investment operations	2.52	4.36	3.98	(1.30)	(.67)
Distributions from net realized gain	(.04)	—	—	—	—
Net asset value, end of period	$26.22	$23.74	$19.38	$15.40	$16.70
Total ReturnA,B	10.64%	22.50%	25.84%	(7.78)%	(3.86)%
Ratios to Average Net AssetsE
Expenses before reductions	1.54%	1.58%	1.63%	1.64%	1.58%
Expenses net of fee waivers, if
any	1.54%	1.58%	1.63%	1.64%	1.58%
Expenses net of all reductions	1.51%	1.57%	1.59%	1.61%	1.57%
Net investment income (loss)	(.89)%	(1.04)%	(1.23)%	(1.04)%	(.69)%
Supplemental Data
Net assets, end of period (in mil-
lions)	$1,514	$1,240	$854	$612	$611
Portfolio turnover rate	102%	36%	47%	40%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.02 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net ex penses paid by the class.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Statements continued

Financial Highlights Class B

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$23.00	$18.88	$15.09	$16.45	$17.20
Income from Investment Operations
Net investment income (loss)C	(.35)	(.33)D	(.28)	(.25)	(.21)
Net realized and unrealized gain
(loss)	2.63	4.45	4.07	(1.11)	(.54)
Total from investment operations	2.28	4.12	3.79	(1.36)	(.75)
Distributions from net realized gain	(.04)	—	—	—	—
Net asset value, end of period	$25.24	$23.00	$18.88	$15.09	$16.45
Total ReturnA,B	9.93%	21.82%	25.12%	(8.27)%	(4.36)%
Ratios to Average Net AssetsE
Expenses before reductions	2.13%	2.18%	2.19%	2.18%	2.12%
Expenses net of fee waivers, if
any	2.13%	2.18%	2.19%	2.18%	2.12%
Expenses net of all reductions	2.10%	2.16%	2.15%	2.15%	2.10%
Net investment income (loss)	(1.48)%	(1.63)%	(1.79)%	(1.58)%	(1.23)%
Supplemental Data
Net assets, end of period (in
millions)	$315	$343	$298	$246	$271
Portfolio turnover rate	102%	36%	47%	40%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.02 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net ex penses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights Class C

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$23.12	$18.97	$15.15	$16.51	$17.26
Income from Investment Operations
Net investment income (loss)C	(.35)	(.32)D	(.27)	(.25)	(.21)
Net realized and unrealized gain
(loss)	2.66	4.47	4.09	(1.11)	(.54)
Total from investment operations	2.31	4.15	3.82	(1.36)	(.75)
Distributions from net realized gain	(.04)	—	—	—	—
Net asset value, end of period	$25.39	$23.12	$18.97	$15.15	$16.51
Total ReturnA,B	10.01%	21.88%	25.21%	(8.24)%	(4.35)%
Ratios to Average Net AssetsE
Expenses before reductions	2.10%	2.12%	2.13%	2.13%	2.07%
Expenses net of fee waivers, if
any	2.10%	2.12%	2.13%	2.13%	2.07%
Expenses net of all reductions	2.07%	2.10%	2.09%	2.10%	2.05%
Net investment income (loss)	(1.45)%	(1.57)%	(1.73)%	(1.53)%	(1.18)%
Supplemental Data
Net assets, end of period (in
millions)	$317	$294	$241	$190	$204
Portfolio turnover rate	102%	36%	47%	40%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.02 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net ex penses paid by the class.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Statements continued

Financial Highlights Institutional Class

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$24.60	$19.96	$15.76	$16.97	$17.55
Income from Investment Operations
Net investment income (loss)B	(.09)	(.10)C	(.10)	(.07)	(.01)
Net realized and unrealized gain
(loss)	2.84	4.74	4.30	(1.14)	(.57)
Total from investment operations	2.75	4.64	4.20	(1.21)	(.58)
Distributions from net realized gain	(.04)	—	—	—	—
Net asset value, end of period	$27.31	$24.60	$19.96	$15.76	$16.97
Total ReturnA	11.20%	23.25%	26.65%	(7.13)%	(3.30)%
Ratios to Average Net AssetsD
Expenses before reductions	98%	1.01%	.99%	1.00%	.96%
Expenses net of fee waivers, if
any	98%	1.01%	.99%	1.00%	.96%
Expenses net of all reductions	95%	.99%	.95%	.97%	.95%
Net investment income (loss)	(.33)%	(.46)%	(.58)%	(.40)%	(.07)%
Supplemental Data
Net assets, end of period (in
millions)	$421	$227	$108	$70	$61
Portfolio turnover rate	102%	36%	47%	40%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Investment income per share reflects a special dividend which amounted to $.02 per share.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net ex penses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Notes to Financial Statements

For the period ended November 30, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Small Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds), which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of

29 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

1. Significant Accounting Policies continued
Security Valuation continued

the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

30

1. Significant Accounting Policies continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to passive foreign investment companies (PFIC), net operating losses, and losses due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$415,800
Unrealized depreciation	(63,084)
Net unrealized appreciation (depreciation)	352,716
Undistributed long term capital gain	578,804

Cost for federal income tax purposes	$2,901,647

The tax character of distributions paid was as follows:
	November 30, 2005	November 30, 2004
Long term Capital Gains	$4,389	$—

31 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $3,252,234 and $2,759,542, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .72% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling

Annual Report

32

4. Fees and Other Transactions with Affiliates continued
Distribution and Service Plan continued

shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$1,258	$11
Class T	25%	.25%	6,803	75
Class B	75%	.25%	3,328	2,497
Class C	75%	.25%	3,026	458

			$14,415	$3,041

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$345
Class T	102
Class B*	534
Class C*	32
$1,013

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the

33 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued
Transfer Agent Fees continued

respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$1,802.36
Class T	3,500.26
Class B	1,176.35
Class C	956.32
Institutional Class	643.20
	$8,077

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $118 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding.

Annual Report

34

4. Fees and Other Transactions with Affiliates continued
Interfund Lending Program continued

The fund’s activity in this program during the period for which loans were outstanding was as follows:

			Interest Earned
Borrower	Average Daily	Weighted Average	(included in
or Lender	Loan Balance	Interest Rate	interest income)	Interest Expense
Borrower	$5,132	4.14%	—	$1

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $673.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $830 for the period. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash

35 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

7. Expense Reductions - continued

balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $2.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended November 30,		2005			2004
From net realized gain
Class A	$		743	$	—
Class T			2,146		—
Class B			593		—
Class C			515		—
Institutional Class			392		—
Total	$		4,389	$	—

10. Share Transactions.

Transactions for each class of shares were as follows:
	Shares			Dollars
Years ended November 30,	2005	2004		2005	2004
Class A
Shares sold	12,247	11,377		$311,795	$249,631
Reinvestment of distributions	29			674
Shares redeemed	(6,318)	(3,314)	(158,348)		(70,298)
Net increase (decrease)	5,958	8,063		$154,121	$179,333
Class T
Shares sold	26,553	22,343		$657,753	$469,760
Reinvestment of distributions	89			2,058
Shares redeemed	(21,123)	(14,200)	(514,610)		(296,064)
Net increase (decrease)	5,519	8,143		$145,201	$173,696

Annual Report

36

10. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2005	2004	2005	2004
Class B
Shares sold	1,223	2,079	$29,044	$42,569
Reinvestment of distributions	23		512
Shares redeemed	(3,718)	(2,909)	(89,163)	(58,894)
Net increase (decrease)	(2,472)	(830)	$(59,607)	$(16,325)
Class C
Shares sold	2,984	2,976	$71,857	$60,999
Reinvestment of distributions	19		438
Shares redeemed	(3,212)	(2,948)	(76,497)	(60,061)
Net increase (decrease)	(209)	28	$(4,202)	$938
Institutional Class
Shares sold	8,589	6,127	$220,855	$132,713
Reinvestment of distributions	12		293
Shares redeemed	(2,453)	(2,300)	(62,995)	(50,028)
Net increase (decrease)	6,148	3,827	$158,153	$82,685

37 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the sched ule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Small Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereaf ter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Small Cap Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts January 17, 2006

Annual Report

38

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund’s activities, review contractual arrangements with companies that provide services to each fund, and review each fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Small Cap. He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jo nas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and man agement positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

40

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Trustee of Fidelity Advisor Series I. Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, includ ing Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Annual Report

42

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001
Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Annual Report

44

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Small Cap. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High In come Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

James M. Harmon (34)

Year of Election or Appointment: 2005

Vice President of Advisor Small Cap. Mr. Harmon also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Harmon managed a variety of Fidelity funds. Mr. Harmon also serves as Vice President of FMR (2002) and FMR Co., Inc. (2002).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Small Cap. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Man agement & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Small Cap. Mr. Fross also serves as Assis tant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Small Cap. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Small Cap. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Manage ment Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Small Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Op erating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Small Cap. Mr. Hebble also serves as Dep uty Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Annual Report

46

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Small Cap. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Small Cap. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Tem pleton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Small Cap. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s de partment of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accoun tant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Small Cap. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1996

Assistant Treasurer of Advisor Small Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Small Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

47 Annual Report

Trustees and Officers - continued

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Small Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Small Cap. Mr. Ryan also serves as Assis tant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Small Cap. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most re cently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

Annual Report

48

Distributions

The Board of Trustees of Advisor Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/12/05	12/09/05	—	$1.82
	01/09/06	01/06/06	—	$2.71

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended November 30, 2005, $588,123,000 or, if subsequently deter mined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended November 30, 2004, $3,976,000 or, if subsequently deter mined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

49 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000
Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000

	# of	% of
	Votes	Votes

Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

Annual Report 50

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Small Cap Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

Annual Report

52

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the one year period, the second quartile for the three year period, and the third quartile for the five year period. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for certain periods, although the fund’s five year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

54

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 18% means that 82% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institu tional Class ranked below its competitive median for 2004, and the total expenses of Class T ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

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56

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

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58

59 Annual Report

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60

61 Annual Report

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63 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
State Street Bank and Trust Company
Quincy, MA

ASCFI-UANN-0106 1.786698.102

Fidelity® Advisor Strategic Growth Fund - Class A, Class T, Class B and Class C

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	17	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	26	Notes to the financial statements.
Report of Independent	34
Registered Public
Accounting Firm
Trustees and Officers	35
Proxy Voting Results	45
Board Approval of	46
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legisla ors and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of perfor mance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Life of
	year	years	fundA
Class A (incl. 5.75% sales charge)	1.71%	7.02%	1.14%
Class T (incl. 3.50% sales charge)	3.92%	6.85%	1.13%
Class B (incl. contingent deferred
sales charge)B	2.19%	6.99%	1.20%
Class C (incl. contingent deferred
sales charge)C	6.22%	6.65%	1.03%

A From December 31, 1996.
B Class B shares’ contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 5%, 2% and 0%, respectively.
C Class C shares bear a 1.00% 12b 1 fee. The initial offering of Class C shares took place on Novem ber 3, 1997. Returns prior to November 3, 1997 are those of Class B and reflect Class B shares’ 1.00%
12b 1 fee. Class C shares’ contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 1%, 0% and 0%, respectively.

5 Annual Report

5

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Strategic Growth Fund Class T on December 31, 1996, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your invest ment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

6

Management’s Discussion of Fund Performance

Comments from Brian Hanson, Portfolio Manager of Fidelity® Advisor Strategic Growth Fund

Numerous events unfolded during the 12 month period ending November 30, 2005, that were major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index, the NASDAQ Composite® Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44%, the NASDAQ® rose 7.28% and the Dow advanced 6.07%, threatening to eclipse the 11,000 threshold for the first time since 2001.

For the 12 months ending November 30, 2005, Fidelity Advisor Strategic Growth Fund’s Class A, Class T, Class B and Class C shares were up 7.92%, 7.69%, 7.19% and 7.22%, respectively (excluding sales charges). In comparison, the Russell 1000® Growth Index rose 9.73% and the LipperSM Growth Funds Average gained 9.91% . Most of the fund’s shortfall relative to the index came from inopportune stock picking and a significant overweighting in information technology (IT), which underperformed the market during the period. Unfortunate security selection in the semiconductors group, plus an over weighting and inopportune stock picking in technology hardware and equipment, ac counted for a large portion of the fund’s underperformance in IT. The biggest detractors were Dell, the leading maker of personal computers; electronics contract manufacturers Flextronics International, based in Singapore, and Solectron; and Taiwanese semiconductor test and assembly services provider ASE Test. Not owning bigger positions in some of the best performers in the pharmaceuticals and biotechnology group also hurt. On the plus side, strong contributions came from our overweighted holdings in the robust energy sector namely from such energy services stocks as Halliburton and National Oilwell Varco. Good stock picking across a variety of other sectors also helped. In the tech space, for example, nice boosts came from radio frequency identification technology leader UNOVA and contract manufacturer Jabil Circuit.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class A
Actual	$1,000.00	$1,071.70	$6.49
HypotheticalA	$1,000.00	$1,018.80	$6.33
Class T
Actual	$1,000.00	$1,070.60	$7.79
HypotheticalA	$1,000.00	$1,017.55	$7.59
Class B
Actual	$1,000.00	$1,068.00	$10.37
HypotheticalA	$1,000.00	$1,015.04	$10.10
Class C
Actual	$1,000.00	$1,068.30	$10.37
HypotheticalA	$1,000.00	$1,015.04	$10.10
Institutional Class
Actual	$1,000.00	$1,073.10	$5.20
HypotheticalA	$1,000.00	$1,020.05	$5.06

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	1.00%

9 Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Jabil Circuit, Inc.	5.6	3.9
UNOVA, Inc.	5.6	4.6
EMC Corp.	5.0	3.3
Microsoft Corp.	4.4	3.4
Wal Mart Stores, Inc.	3.9	2.3
General Electric Co.	3.4	1.7
Nastech Pharmaceutical Co., Inc.	3.4	1.9
Johnson & Johnson	3.3	3.5
Halliburton Co.	2.5	3.1
Staples, Inc.	2.4	2.5
	39.5
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	41.9	37.1
Health Care	19.9	21.5
Consumer Staples	12.1	11.1
Consumer Discretionary	8.8	12.4
Industrials	5.4	7.8

Annual Report 10

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 97.1%

	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – 8.8%
Internet & Catalog Retail 1.4%
eBay, Inc. (a)	3,300	$147,873
GSI Commerce, Inc. (a)	11,400	189,696
		337,569
Media – 2.5%
Getty Images, Inc. (a)	3,500	319,515
Univision Communications, Inc. Class A (a)	6,300	190,449
XM Satellite Radio Holdings, Inc. Class A (a)	2,200	64,372
		574,336
Specialty Retail – 4.9%
Best Buy Co., Inc.	3,100	149,544
Circuit City Stores, Inc.	12,800	267,904
Staples, Inc.	23,650	546,315
Urban Outfitters, Inc. (a)	5,400	166,644
		1,130,407

TOTAL CONSUMER DISCRETIONARY		2,042,312

CONSUMER STAPLES – 12.1%
Beverages – 1.9%
PepsiCo, Inc.	7,600	449,920
Food & Staples Retailing – 6.3%
CVS Corp.	6,700	181,034
Wal-Mart Stores, Inc.	18,600	903,216
Walgreen Co.	8,500	388,280
		1,472,530
Food Products 0.5%
Global Bio-Chem Technology Group Co. Ltd.	246,000	106,272
Household Products – 2.9%
Colgate-Palmolive Co.	4,200	228,984
Procter & Gamble Co.	7,542	431,327
		660,311
Personal Products 0.5%
Avon Products, Inc.	4,400	120,340

TOTAL CONSUMER STAPLES		2,809,373

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

ENERGY 4.5%
Energy Equipment & Services – 3.2%
Halliburton Co.	9,100	$579,215
National Oilwell Varco, Inc. (a)	2,614	158,461
		737,676
Oil, Gas & Consumable Fuels – 1.3%
Amerada Hess Corp.	900	110,268
BG Group PLC sponsored ADR	2,800	131,068
BP PLC sponsored ADR	1,000	65,840
		307,176

TOTAL ENERGY		1,044,852

FINANCIALS – 3.0%
Capital Markets 1.3%
E*TRADE Securities Co. Ltd.	13	68,241
Harris & Harris Group, Inc. (a)	4,300	57,233
Nomura Holdings, Inc. sponsored ADR (d)	10,100	168,165
		293,639
Commercial Banks – 0.6%
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	10,400	131,560
Insurance – 1.1%
American International Group, Inc.	4,000	268,560

TOTAL FINANCIALS		693,759

HEALTH CARE – 19.9%
Biotechnology – 2.7%
Affymetrix, Inc. (a)	2,300	113,252
Alnylam Pharmaceuticals, Inc. (a)	6,600	82,896
Amgen, Inc. (a)	5,500	445,115
		641,263
Health Care Equipment & Supplies – 2.6%
Medtronic, Inc.	8,100	450,117
Millipore Corp. (a)	1,100	70,246
St. Jude Medical, Inc. (a)	1,700	81,209
		601,572
Health Care Providers & Services – 3.1%
Acibadem Saglik Hizmetleri AS	10,000	73,351
McKesson Corp.	4,800	241,440

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Health Care Providers & Services – continued
Psychiatric Solutions, Inc. (a)	800	$45,136
UnitedHealth Group, Inc.	6,120	366,343
		726,270
Pharmaceuticals – 11.5%
Johnson & Johnson	12,500	771,875
Nastech Pharmaceutical Co., Inc. (a)	54,600	780,780
Novartis AG sponsored ADR	5,200	272,480
Schering-Plough Corp.	17,700	341,964
Wyeth	12,000	498,720
		2,665,819

TOTAL HEALTH CARE		4,634,924

INDUSTRIALS – 5.4%
Aerospace & Defense – 1.8%
Honeywell International, Inc.	11,800	431,172
Construction & Engineering – 0.2%
Chicago Bridge & Iron Co. NV (NY Shares)	2,200	56,958
Industrial Conglomerates – 3.4%
General Electric Co.	21,900	782,268

TOTAL INDUSTRIALS		1,270,398

INFORMATION TECHNOLOGY – 41.9%
Communications Equipment – 5.6%
AudioCodes Ltd. (a)	22,200	229,104
Avaya, Inc. (a)	10,000	119,200
Cisco Systems, Inc. (a)	5,700	99,978
Harris Corp.	7,800	347,724
Juniper Networks, Inc. (a)	4,500	101,205
Nortel Networks Corp. (a)	34,200	99,180
QUALCOMM, Inc.	3,300	150,051
Sonus Networks, Inc. (a)	32,100	131,931
Tekelec (a)	2,400	31,200
		1,309,573
Computers & Peripherals – 15.1%
Apple Computer, Inc. (a)	5,800	393,356
Dell, Inc. (a)	16,500	497,640
EMC Corp. (a)	82,800	1,153,404

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Computers & Peripherals – continued
Hewlett-Packard Co.	5,600	$166,152
UNOVA, Inc. (a)	46,199	1,299,578
		3,510,130
Electronic Equipment & Instruments – 7.6%
DTS, Inc. (a)	5,700	82,536
Flextronics International Ltd. (a)	16,300	168,216
Jabil Circuit, Inc. (a)	39,600	1,311,551
National Instruments Corp.	6,700	172,927
Trimble Navigation Ltd. (a)	800	26,064
		1,761,294
Internet Software & Services – 4.2%
aQuantive, Inc. (a)	5,000	134,450
Google, Inc. Class A (sub. vtg.) (a)	700	283,493
Yahoo! Japan Corp	148	179,095
Yahoo!, Inc. (a)	9,400	378,162
		975,200
Office Electronics – 0.7%
Zebra Technologies Corp. Class A (a)	3,800	171,494
Semiconductors & Semiconductor Equipment – 2.7%
Advanced Semiconductor Engineering, Inc. sponsored ADR	20,287	73,033
Analog Devices, Inc.	9,400	356,448
ATI Technologies, Inc. (a)	6,900	112,570
Mindspeed Technologies, Inc. (a)	22,700	41,768
Silicon Laboratories, Inc. (a)	858	33,333
		617,152
Software 6.0%
Cognos, Inc. (a)	2,700	90,274
Electronic Arts, Inc. (a)	1,100	61,996
Hyperion Solutions Corp. (a)	900	47,655
Microsoft Corp.	36,900	1,022,499
Ulticom, Inc. (a)	14,298	164,713
		1,387,137

TOTAL INFORMATION TECHNOLOGY		9,731,980

TELECOMMUNICATION SERVICES – 1.5%
Diversified Telecommunication Services – 0.4%
Cbeyond Communications, Inc.	9,000	102,510

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES – continued
Wireless Telecommunication Services – 1.1%
American Tower Corp. Class A (a)	8,900	$242,881
TOTAL TELECOMMUNICATION SERVICES		345,391
TOTAL COMMON STOCKS
(Cost $20,789,733)		22,572,989
Money Market Funds 2.9%
Fidelity Cash Central Fund, 4.08% (b)	487,477	487,477
Fidelity Securities Lending Cash Central Fund, 4.09% (b)(c)	175,000	175,000
TOTAL MONEY MARKET FUNDS
(Cost $662,477)		662,477
TOTAL INVESTMENT PORTFOLIO 100.0%
(Cost $21,452,210)		23,235,466

NET OTHER ASSETS – 0.0%		2,004
NET ASSETS 100%		$23,237,470

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
Fidelity Cash Central Fund	$10,090
Fidelity Securities Lending Cash Central Fund	6,325
Total	$16,415

Income Tax Information

At November 30, 2005, the fund had a capital loss carryforward of approximately $11,093,367 of which $3,221,628, $5,708,196 and $2,163,543 will expire on November 30, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report 16

Financial Statements

Statement of Assets and Liabilities
		November 30, 2005

Assets
Investment in securities, at value (including securities
loaned of $166,500) See accompanying schedule:
Unaffiliated issuers (cost $20,789,733)	$22,572,989
Affiliated Central Funds (cost $662,477)	662,477
Total Investments (cost $21,452,210)		$23,235,466
Receivable for investments sold		215,574
Receivable for fund shares sold		31,059
Dividends receivable		18,164
Interest receivable		2,744
Prepaid expenses		124
Receivable from investment adviser for expense
reductions		11,027
Other affiliated receivables		6,101
Other receivables		2,026
Total assets		23,522,285

Liabilities
Payable to custodian bank	$19,737
Payable for investments purchased	15,186
Payable for fund shares redeemed	5,540
Accrued management fee	10,816
Distribution fees payable	11,494
Other affiliated payables	7,188
Other payables and accrued expenses	39,854
Collateral on securities loaned, at value	175,000
Total liabilities		284,815

Net Assets		$23,237,470
Net Assets consist of:
Paid in capital		$32,617,585
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(11,163,371)
Net unrealized appreciation (depreciation) on
investments		1,783,256
Net Assets		$23,237,470

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Financial Statements continued

Statement of Assets and Liabilities continued
November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($5,524,227 ÷ 596,090 shares)	$9.27
Maximum offering price per share (100/94.25 of $9.27) .	$9.84
Class T:
Net Asset Value and redemption price per share
($9,753,250 ÷ 1,072,309 shares)	$9.10
Maximum offering price per share (100/96.50 of $9.10) .	$9.43
Class B:
Net Asset Value and offering price per share
($5,079,939 ÷ 577,224 shares)A	$8.80
Class C:
Net Asset Value and offering price per share
($2,687,864 ÷ 306,876 shares)A	$8.76
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($192,190 ÷ 20,472 shares)	$9.39

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 18

Statement of Operations
	Year ended November 30, 2005

Investment Income
Dividends		$163,105
Interest		144
Income from affiliated Central Funds		16,415
Total income		179,664

Expenses
Management fee	$129,144
Transfer agent fees	92,021
Distribution fees	139,286
Accounting and security lending fees	11,319
Independent trustees’ compensation	105
Custodian fees and expenses	7,134
Registration fees	45,695
Audit	42,906
Legal	9,574
Miscellaneous	9,439
Total expenses before reductions	486,623
Expense reductions	(128,793)	357,830

Net investment income (loss)		(178,166)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	385,027
Foreign currency transactions	(2,002)
Total net realized gain (loss)		383,025
Change in net unrealized appreciation (depreciation) on
investment securities		1,466,369
Net gain (loss)		1,849,394
Net increase (decrease) in net assets resulting from
operations		$1,671,228

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
	Year ended	Year ended
	November 30,	November 30,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(178,166)	$(75,576)
Net realized gain (loss)	383,025	2,245,258
Change in net unrealized appreciation (depreciation) .	1,466,369	(1,471,274)
Net increase (decrease) in net assets resulting
from operations	1,671,228	698,408
Share transactions - net increase (decrease)	(2,917,047)	(355,598)
Total increase (decrease) in net assets	(1,245,819)	342,810

Net Assets
Beginning of period	24,483,289	24,140,479
End of period	$23,237,470	$24,483,289

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Financial Highlights Class A
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$8.59	$8.28	$7.26	$ 10.92	$ 13.71
Income from Investment
Operations
Net investment income (loss)C	(.04)	.01D	(.01)	(.05)	(.01)
Net realized and unrealized
gain (loss)	72	.30	1.03	(3.61)	(1.62)
Total from investment operations	68	.31	1.02	(3.66)	(1.63)
Distributions from net realized
gain	—	—	—	—	(1.16)
Net asset value, end of period	$9.27	$8.59	$8.28	$ 7.26	$ 10.92
Total ReturnA,B	7.92%	3.74%	14.05%	(33.52)%	(13.13)%
Ratios to Average Net AssetsE
Expenses before reductions	1.76%	2.02%	2.28%	2.03%	1.70%
Expenses net of fee waivers, if
any	1.26%	1.30%	1.33%	1.32%	1.30%
Expenses net of all reductions	1.22%	1.25%	1.25%	1.23%	1.26%
Net investment income (loss)	(.43)%	.08%	(.14)%	(.62)%	(.05)%
Supplemental Data
Net assets, end of period (000
omitted)	$5,524	$5,691	$4,076	$ 3,491	$ 4,271
Portfolio turnover rate	115%	149%	188%	241%	334%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.04 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Highlights Class T
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$8.45	$8.16	$7.18	$ 10.83	$ 13.62
Income from Investment
Operations
Net investment income (loss)C	(.06)	(.01)D	(.03)	(.08)	(.03)
Net realized and unrealized
gain (loss)	71	.30	1.01	(3.57)	(1.64)
Total from investment operations	65	.29	.98	(3.65)	(1.67)
Distributions from net realized
gain	—	—	—	—	(1.12)
Net asset value, end of period	$9.10	$8.45	$8.16	$ 7.18	$ 10.83
Total ReturnA,B	7.69%	3.55%	13.65%	(33.70)%	(13.49)%
Ratios to Average Net AssetsE
Expenses before reductions	2.07%	2.39%	2.64%	2.37%	2.10%
Expenses net of fee waivers, if
any	1.51%	1.55%	1.58%	1.57%	1.55%
Expenses net of all reductions	1.47%	1.50%	1.50%	1.48%	1.50%
Net investment income (loss)	(.67)%	(.17)%	(.39)%	(.86)%	(.29)%
Supplemental Data
Net assets, end of period (000
omitted)	$9,753	$10,200	$9,905	$ 8,925	$16,165
Portfolio turnover rate	115%	149%	188%	241%	334%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.04 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Highlights Class B
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$8.21	$7.98	$7.05	$ 10.67	$ 13.44
Income from Investment
Operations
Net investment income (loss)C	(.10)	(.05)D	(.06)	(.12)	(.09)
Net realized and unrealized
gain (loss)	69	.28	.99	(3.50)	(1.63)
Total from investment operations	59	.23	.93	(3.62)	(1.72)
Distributions from net realized
gain	—	—	—	—	(1.05)
Net asset value, end of period	$8.80	$8.21	$7.98	$ 7.05	$ 10.67
Total ReturnA,B	7.19%	2.88%	13.19%	(33.93)%	(14.00)%
Ratios to Average Net AssetsE
Expenses before reductions	2.52%	2.82%	2.96%	2.70%	2.44%
Expenses net of fee waivers, if
any	2.01%	2.05%	2.05%	2.05%	2.05%
Expenses net of all reductions	1.96%	2.00%	1.97%	1.96%	2.01%
Net investment income (loss)	(1.17)%	(.67)%	(.86)%	(1.34)%	(.80)%
Supplemental Data
Net assets, end of period (000
omitted)	$5,080	$5,757	$7,634	$ 6,921	$12,487
Portfolio turnover rate	115%	149%	188%	241%	334%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.04 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights Class C
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$8.17	$7.94	$7.02	$ 10.64	$ 13.41
Income from Investment
Operations
Net investment income (loss)C	(.10)	(.05)D	(.06)	(.12)	(.09)
Net realized and unrealized
gain (loss)	69	.28	.98	(3.50)	(1.61)
Total from investment operations	59	.23	.92	(3.62)	(1.70)
Distributions from net realized
gain	—	—	—	—	(1.07)
Net asset value, end of period	$8.76	$8.17	$7.94	$ 7.02	$ 10.64
Total ReturnA,B	7.22%	2.90%	13.11%	(34.02)%	(13.90)%
Ratios to Average Net AssetsE
Expenses before reductions	2.51%	2.70%	2.91%	2.68%	2.47%
Expenses net of fee waivers, if
any	2.01%	2.05%	2.05%	2.05%	2.05%
Expenses net of all reductions	1.97%	2.00%	1.97%	1.96%	2.00%
Net investment income (loss)	(1.17)%	(.67)%	(.86)%	(1.34)%	(.79)%
Supplemental Data
Net assets, end of period (000
omitted)	$2,688	$2,688	$2,379	$ 1,758	$ 3,186
Portfolio turnover rate	115%	149%	188%	241%	334%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.04 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights Institutional Class
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$8.67	$8.34	$7.30	$ 10.95	$ 13.77
Income from Investment
Operations
Net investment income (loss)B	(.02)	.03C	.01	(.03)	.02
Net realized and unrealized
gain (loss)	74	.30	1.03	(3.62)	(1.65)
Total from investment operations	72	.33	1.04	(3.65)	(1.63)
Distributions from net investment
income	—	—	—	—	(.02)
Distributions from net realized
gain	—	—	—	—	(1.17)
Total distributions	—	—	—	—	(1.19)
Net asset value, end of period	$9.39	$8.67	$8.34	$ 7.30	$ 10.95
Total ReturnA	8.30%	3.96%	14.25%	(33.33)%	(13.09)%
Ratios to Average Net AssetsD
Expenses before reductions	1.39%	1.40%	1.50%	1.39%	1.26%
Expenses net of fee waivers, if
any	1.01%	1.05%	1.05%	1.05%	1.05%
Expenses net of all reductions	97%	1.00%	.97%	.95%	1.00%
Net investment income (loss)	(.18)%	.33%	.14%	(.34)%	.21%
Supplemental Data
Net assets, end of period (000
omitted)	$192	$147	$146	$ 300	$ 488
Portfolio turnover rate	115%	149%	188%	241%	334%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Investment income per share reflects a special dividend which amounted to $.04 per share.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Notes to Financial Statements

For the period ended November 30, 2005

1. Significant Accounting Policies.

Fidelity Advisor Strategic Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is regis tered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a

Annual Report

26

1. Significant Accounting Policies continued
Security Valuation continued

market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

27 Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$2,573,288
Unrealized depreciation	(825,636)
Net unrealized appreciation (depreciation)	1,747,652
Capital loss carryforward	(11,093,367)

Cost for federal income tax purposes	$21,487,814

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

28

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $25,695,019 and $27,821,566, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$12,233	$9
Class T	25%	.25%	48,480	107
Class B	75%	.25%	52,584	39,452
Class C	75%	.25%	25,989	4,281

			$139,286	$43,849

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

29 Annual Report

Notes to Financial Statements continued

4. Fees and Other Transactions with Affiliates continued

Sales Load continued

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$4,164
Class T	5,654
Class B*	11,105
Class C*	420
$21,343

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of Average
	Amount	Net Assets
Class A	$18,396.38
Class T	42,987.44
Class B	20,421.39
Class C	9,815.38
Institutional Class	402.26

	$92,021

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Annual Report

30

4. Fees and Other Transactions with Affiliates continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,567 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $6,325.

31 Annual Report

Notes to Financial Statements continued
7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser
Class A	1.30 – 1.25%*	$24,227
Class T	1.55 – 1.50%*	54,620
Class B	2.05 – 2.00%*	26,729
Class C	2.05 – 2.00%*	12,913
Institutional Class	1.05 – 1.00%*	593

		$119,082
* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $9,711 for the period.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

32

9. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
Years ended November 30,	2005	2004	2005	2004
Class A
Shares sold	202,970	345,482	$1,790,293	$2,959,462
Shares redeemed	(269,658)	(175,037)	(2,382,588)	(1,460,466)
Net increase (decrease)	(66,688)	170,445	$(592,295)	$1,498,996
Class T
Shares sold	216,894	323,002	$1,868,689	$2,719,325
Shares redeemed	(352,168)	(328,793)	(3,030,929)	(2,737,059)
Net increase (decrease)	(135,274)	(5,791)	$(1,162,240)	$(17,734)
Class B
Shares sold	90,918	171,191	$759,193	$1,414,137
Shares redeemed	(214,632)	(427,224)	(1,781,021)	(3,494,610)
Net increase (decrease)	(123,714)	(256,033)	$(1,021,828)	$(2,080,473)
Class C
Shares sold	66,158	115,490	$550,393	$945,622
Shares redeemed	(88,088)	(86,332)	(724,175)	(696,786)
Net increase (decrease)	(21,930)	29,158	$(173,782)	$248,836
Institutional Class
Shares sold	4,059	1	$37,521	$5
Shares redeemed	(480)	(584)	(4,423)	(5,228)
Net increase (decrease)	3,579	(583)	$33,098	$(5,223)

33 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Strategic Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Strategic Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of November 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Strategic Growth Fund as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts January 17, 2006

Annual Report 34

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

35 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Strategic Growth

(2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR

(2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Adminis trative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

36

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). Dur ing his tenure with CIT Group Inc. Mr. Gamper served in numerous sen ior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

37 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Annual Report

38

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Annual Report

40

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Strategic Growth. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Brian J. Hanson (32)

Year of Election or Appointment: 2003

Vice President of Advisor Strategic Growth. Mr. Hanson also serves as Vice President of other Funds advised by FMR. Prior to assuming his current responsibilities, Mr. Hanson has worked as a research analyst and portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Strategic Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Manage ment & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Strategic Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Strategic Growth. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Invest ments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Strategic Growth. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Strategic Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Op erating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Strategic Growth. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Annual Report

42

Name, Age; Principal Occupation Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Strategic Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice Presi dent of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Ser vices (1998 2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Strategic Growth. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an em ployee of FMR (2004). Before joining Fidelity Investments, Ms. Monas terio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Strategic Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s de partment of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accoun tant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Strategic Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1996

Assistant Treasurer of Advisor Strategic Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Strategic Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Strategic Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Strategic Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Previously, Mr. Ryan served as Vice Pres ident of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Strategic Growth. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Invest ments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

Annual Report

44

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000
Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000

	# of	% of
	Votes	Votes

Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

45 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Strategic Growth Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Annual Report

46

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

47 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restric tions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

48

The Board noted that the relative investment performance of the fund was disappointing compared to its Lipper peer group over time. The Board also noted that the relative investment performance of the fund was lower than its benchmark for certain periods, although the five year cumulative total return of Institutional Class of the fund compared favorably to its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Annual Report

50

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B and Class C ranked below its competitive median for 2004, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small fund fee reductions”). The Board considered that, if the small fund fee reductions had been in effect in 2004, the total expenses of Institutional Class would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders.

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s

Annual Report

52

management increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

53 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
JPMorgan Chase Bank
New York, NY

ATQG UANN-0106 1.786699.102

Fidelity® Advisor Strategic Growth Fund - Institutional Class

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	10	A complete list of the fund’s investments
		with their market values.
Financial Statements	16	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	25	Notes to the financial statements.
Report of Independent	33
Registered Public
Accounting Firm
Trustees and Officers	34
Proxy Voting Results	44
Board Approval of	45
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report	4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Life of
	year	years	fundA
Institutional Class	8.30%	5.71%	2.03%
A From December 31, 1996.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Strategic Growth Fund Institutional Class on December 31, 1996, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

5 Annual Report 5

Management’s Discussion of Fund Performance

Comments from Brian Hanson, Portfolio Manager of Fidelity® Advisor Strategic Growth Fund

Numerous events unfolded during the 12 month period ending November 30, 2005, that were major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index, the NASDAQ Composite® Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44%, the NASDAQ® rose 7.28% and the Dow advanced 6.07%, threatening to eclipse the 11,000 threshold for the first time since 2001.

For the 12 months ending November 30, 2005, Fidelity Advisor Strategic Growth Fund’s Institutional Class shares were up 8.30%, compared with the Russell 1000® Growth Index, which rose 9.73%, and the LipperSM Growth Funds Average, which gained 9.91% . Most of the fund’s shortfall relative to the index came from inopportune stock picking and a significant overweighting in information technology (IT), which underperformed the market during the period. Unfortunate security selection in the semiconductors group, plus an overweighting and inopportune stock picking in technology hardware and equipment, accounted for a large portion of the fund’s underperformance in IT. The biggest detractors were Dell, the leading maker of personal computers; electronics contract manufacturers Flextronics International, based in Singapore, and Solectron; and Taiwanese semiconductor test and assembly services provider ASE Test. Not owning bigger positions in some of the best performers in the pharmaceuticals and biotechnology group also hurt. On the plus side, strong contributions came from our overweighted holdings in the robust energy sector namely from such energy services stocks as Halliburton and National Oilwell Varco. Good stock picking across a variety of other sectors also helped. In the tech space, for example, nice boosts came from radio frequency identification technology leader UNOVA and contract manufacturer Jabil Circuit.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

7 Annual Report

Shareholder Expense Example continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class A
Actual	$1,000.00	$1,071.70	$6.49
HypotheticalA	$1,000.00	$1,018.80	$6.33
Class T
Actual	$1,000.00	$1,070.60	$7.79
HypotheticalA	$1,000.00	$1,017.55	$7.59
Class B
Actual	$1,000.00	$1,068.00	$10.37
HypotheticalA	$1,000.00	$1,015.04	$10.10
Class C
Actual	$1,000.00	$1,068.30	$10.37
HypotheticalA	$1,000.00	$1,015.04	$10.10
Institutional Class
Actual	$1,000.00	$1,073.10	$5.20
HypotheticalA	$1,000.00	$1,020.05	$5.06

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	1.00%

Annual Report

8

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Jabil Circuit, Inc.	5.6	3.9
UNOVA, Inc.	5.6	4.6
EMC Corp.	5.0	3.3
Microsoft Corp.	4.4	3.4
Wal Mart Stores, Inc.	3.9	2.3
General Electric Co.	3.4	1.7
Nastech Pharmaceutical Co., Inc.	3.4	1.9
Johnson & Johnson	3.3	3.5
Halliburton Co.	2.5	3.1
Staples, Inc.	2.4	2.5
	39.5
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	41.9	37.1
Health Care	19.9	21.5
Consumer Staples	12.1	11.1
Consumer Discretionary	8.8	12.4
Industrials	5.4	7.8

9 Annual Report

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 97.1%

	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – 8.8%
Internet & Catalog Retail 1.4%
eBay, Inc. (a)	3,300	$147,873
GSI Commerce, Inc. (a)	11,400	189,696
		337,569
Media – 2.5%
Getty Images, Inc. (a)	3,500	319,515
Univision Communications, Inc. Class A (a)	6,300	190,449
XM Satellite Radio Holdings, Inc. Class A (a)	2,200	64,372
		574,336
Specialty Retail – 4.9%
Best Buy Co., Inc.	3,100	149,544
Circuit City Stores, Inc.	12,800	267,904
Staples, Inc.	23,650	546,315
Urban Outfitters, Inc. (a)	5,400	166,644
		1,130,407

TOTAL CONSUMER DISCRETIONARY		2,042,312

CONSUMER STAPLES – 12.1%
Beverages – 1.9%
PepsiCo, Inc.	7,600	449,920
Food & Staples Retailing – 6.3%
CVS Corp.	6,700	181,034
Wal-Mart Stores, Inc.	18,600	903,216
Walgreen Co.	8,500	388,280
		1,472,530
Food Products 0.5%
Global Bio-Chem Technology Group Co. Ltd.	246,000	106,272
Household Products – 2.9%
Colgate-Palmolive Co.	4,200	228,984
Procter & Gamble Co.	7,542	431,327
		660,311
Personal Products 0.5%
Avon Products, Inc.	4,400	120,340

TOTAL CONSUMER STAPLES		2,809,373

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)

ENERGY 4.5%
Energy Equipment & Services – 3.2%
Halliburton Co.	9,100	$579,215
National Oilwell Varco, Inc. (a)	2,614	158,461
		737,676
Oil, Gas & Consumable Fuels – 1.3%
Amerada Hess Corp.	900	110,268
BG Group PLC sponsored ADR	2,800	131,068
BP PLC sponsored ADR	1,000	65,840
		307,176

TOTAL ENERGY		1,044,852

FINANCIALS – 3.0%
Capital Markets 1.3%
E*TRADE Securities Co. Ltd.	13	68,241
Harris & Harris Group, Inc. (a)	4,300	57,233
Nomura Holdings, Inc. sponsored ADR (d)	10,100	168,165
		293,639
Commercial Banks – 0.6%
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	10,400	131,560
Insurance – 1.1%
American International Group, Inc.	4,000	268,560

TOTAL FINANCIALS		693,759

HEALTH CARE – 19.9%
Biotechnology – 2.7%
Affymetrix, Inc. (a)	2,300	113,252
Alnylam Pharmaceuticals, Inc. (a)	6,600	82,896
Amgen, Inc. (a)	5,500	445,115
		641,263
Health Care Equipment & Supplies – 2.6%
Medtronic, Inc.	8,100	450,117
Millipore Corp. (a)	1,100	70,246
St. Jude Medical, Inc. (a)	1,700	81,209
		601,572
Health Care Providers & Services – 3.1%
Acibadem Saglik Hizmetleri AS	10,000	73,351
McKesson Corp.	4,800	241,440

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Health Care Providers & Services – continued
Psychiatric Solutions, Inc. (a)	800	$45,136
UnitedHealth Group, Inc.	6,120	366,343
		726,270
Pharmaceuticals – 11.5%
Johnson & Johnson	12,500	771,875
Nastech Pharmaceutical Co., Inc. (a)	54,600	780,780
Novartis AG sponsored ADR	5,200	272,480
Schering-Plough Corp.	17,700	341,964
Wyeth	12,000	498,720
		2,665,819

TOTAL HEALTH CARE		4,634,924

INDUSTRIALS – 5.4%
Aerospace & Defense – 1.8%
Honeywell International, Inc.	11,800	431,172
Construction & Engineering – 0.2%
Chicago Bridge & Iron Co. NV (NY Shares)	2,200	56,958
Industrial Conglomerates – 3.4%
General Electric Co.	21,900	782,268

TOTAL INDUSTRIALS		1,270,398

INFORMATION TECHNOLOGY – 41.9%
Communications Equipment – 5.6%
AudioCodes Ltd. (a)	22,200	229,104
Avaya, Inc. (a)	10,000	119,200
Cisco Systems, Inc. (a)	5,700	99,978
Harris Corp.	7,800	347,724
Juniper Networks, Inc. (a)	4,500	101,205
Nortel Networks Corp. (a)	34,200	99,180
QUALCOMM, Inc.	3,300	150,051
Sonus Networks, Inc. (a)	32,100	131,931
Tekelec (a)	2,400	31,200
		1,309,573
Computers & Peripherals – 15.1%
Apple Computer, Inc. (a)	5,800	393,356
Dell, Inc. (a)	16,500	497,640
EMC Corp. (a)	82,800	1,153,404

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Computers & Peripherals – continued
Hewlett-Packard Co.	5,600	$166,152
UNOVA, Inc. (a)	46,199	1,299,578
		3,510,130
Electronic Equipment & Instruments – 7.6%
DTS, Inc. (a)	5,700	82,536
Flextronics International Ltd. (a)	16,300	168,216
Jabil Circuit, Inc. (a)	39,600	1,311,551
National Instruments Corp.	6,700	172,927
Trimble Navigation Ltd. (a)	800	26,064
		1,761,294
Internet Software & Services – 4.2%
aQuantive, Inc. (a)	5,000	134,450
Google, Inc. Class A (sub. vtg.) (a)	700	283,493
Yahoo! Japan Corp	148	179,095
Yahoo!, Inc. (a)	9,400	378,162
		975,200
Office Electronics – 0.7%
Zebra Technologies Corp. Class A (a)	3,800	171,494
Semiconductors & Semiconductor Equipment – 2.7%
Advanced Semiconductor Engineering, Inc. sponsored ADR	20,287	73,033
Analog Devices, Inc.	9,400	356,448
ATI Technologies, Inc. (a)	6,900	112,570
Mindspeed Technologies, Inc. (a)	22,700	41,768
Silicon Laboratories, Inc. (a)	858	33,333
		617,152
Software 6.0%
Cognos, Inc. (a)	2,700	90,274
Electronic Arts, Inc. (a)	1,100	61,996
Hyperion Solutions Corp. (a)	900	47,655
Microsoft Corp.	36,900	1,022,499
Ulticom, Inc. (a)	14,298	164,713
		1,387,137

TOTAL INFORMATION TECHNOLOGY		9,731,980

TELECOMMUNICATION SERVICES – 1.5%
Diversified Telecommunication Services – 0.4%
Cbeyond Communications, Inc.	9,000	102,510

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES – continued
Wireless Telecommunication Services – 1.1%
American Tower Corp. Class A (a)	8,900	$242,881
TOTAL TELECOMMUNICATION SERVICES		345,391
TOTAL COMMON STOCKS
(Cost $20,789,733)		22,572,989
Money Market Funds 2.9%
Fidelity Cash Central Fund, 4.08% (b)	487,477	487,477
Fidelity Securities Lending Cash Central Fund, 4.09% (b)(c)	175,000	175,000
TOTAL MONEY MARKET FUNDS
(Cost $662,477)		662,477
TOTAL INVESTMENT PORTFOLIO 100.0%
(Cost $21,452,210)		23,235,466

NET OTHER ASSETS – 0.0%		2,004
NET ASSETS 100%		$23,237,470

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

See accompanying notes which are an integral part of the financial statements.

Annual Report 14

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
Fidelity Cash Central Fund	$10,090
Fidelity Securities Lending Cash Central Fund	6,325
Total	$16,415

Income Tax Information

At November 30, 2005, the fund had a capital loss carryforward of approximately $11,093,367 of which $3,221,628, $5,708,196 and $2,163,543 will expire on November 30, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Financial Statements

Statement of Assets and Liabilities
		November 30, 2005

Assets
Investment in securities, at value (including securities
loaned of $166,500) See accompanying schedule:
Unaffiliated issuers (cost $20,789,733)	$22,572,989
Affiliated Central Funds (cost $662,477)	662,477
Total Investments (cost $21,452,210)		$23,235,466
Receivable for investments sold		215,574
Receivable for fund shares sold		31,059
Dividends receivable		18,164
Interest receivable		2,744
Prepaid expenses		124
Receivable from investment adviser for expense
reductions		11,027
Other affiliated receivables		6,101
Other receivables		2,026
Total assets		23,522,285

Liabilities
Payable to custodian bank	$19,737
Payable for investments purchased	15,186
Payable for fund shares redeemed	5,540
Accrued management fee	10,816
Distribution fees payable	11,494
Other affiliated payables	7,188
Other payables and accrued expenses	39,854
Collateral on securities loaned, at value	175,000
Total liabilities		284,815

Net Assets		$23,237,470
Net Assets consist of:
Paid in capital		$32,617,585
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(11,163,371)
Net unrealized appreciation (depreciation) on
investments		1,783,256
Net Assets		$23,237,470

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Statement of Assets and Liabilities continued
November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($5,524,227 ÷ 596,090 shares)	$9.27

Maximum offering price per share (100/94.25 of $9.27) .	$9.84
Class T:
Net Asset Value and redemption price per share
($9,753,250 ÷ 1,072,309 shares)	$9.10

Maximum offering price per share (100/96.50 of $9.10) .	$9.43
Class B:
Net Asset Value and offering price per share
($5,079,939 ÷ 577,224 shares)A	$8.80

Class C:
Net Asset Value and offering price per share
($2,687,864 ÷ 306,876 shares)A	$8.76

Institutional Class:
Net Asset Value, offering price and redemption price per
share ($192,190 ÷ 20,472 shares)	$9.39

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Financial Statements continued

Statement of Operations
	Year ended November 30, 2005

Investment Income
Dividends		$163,105
Interest		144
Income from affiliated Central Funds		16,415
Total income		179,664

Expenses
Management fee	$129,144
Transfer agent fees	92,021
Distribution fees	139,286
Accounting and security lending fees	11,319
Independent trustees’ compensation	105
Custodian fees and expenses	7,134
Registration fees	45,695
Audit	42,906
Legal	9,574
Miscellaneous	9,439
Total expenses before reductions	486,623
Expense reductions	(128,793)	357,830

Net investment income (loss)		(178,166)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	385,027
Foreign currency transactions	(2,002)
Total net realized gain (loss)		383,025
Change in net unrealized appreciation (depreciation) on
investment securities		1,466,369
Net gain (loss)		1,849,394
Net increase (decrease) in net assets resulting from
operations		$1,671,228

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Statement of Changes in Net Assets
	Year ended	Year ended
	November 30,	November 30,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(178,166)	$(75,576)
Net realized gain (loss)	383,025	2,245,258
Change in net unrealized appreciation (depreciation) .	1,466,369	(1,471,274)
Net increase (decrease) in net assets resulting
from operations	1,671,228	698,408
Share transactions - net increase (decrease)	(2,917,047)	(355,598)
Total increase (decrease) in net assets	(1,245,819)	342,810

Net Assets
Beginning of period	24,483,289	24,140,479
End of period	$23,237,470	$24,483,289

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Highlights Class A
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$8.59	$8.28	$7.26	$ 10.92	$ 13.71
Income from Investment
Operations
Net investment income (loss)C	(.04)	.01D	(.01)	(.05)	(.01)
Net realized and unrealized
gain (loss)	72	.30	1.03	(3.61)	(1.62)
Total from investment operations	68	.31	1.02	(3.66)	(1.63)
Distributions from net realized
gain	—	—	—	—	(1.16)
Net asset value, end of period	$9.27	$8.59	$8.28	$ 7.26	$ 10.92
Total ReturnA,B	7.92%	3.74%	14.05%	(33.52)%	(13.13)%
Ratios to Average Net AssetsE
Expenses before reductions	1.76%	2.02%	2.28%	2.03%	1.70%
Expenses net of fee waivers, if
any	1.26%	1.30%	1.33%	1.32%	1.30%
Expenses net of all reductions	1.22%	1.25%	1.25%	1.23%	1.26%
Net investment income (loss)	(.43)%	.08%	(.14)%	(.62)%	(.05)%
Supplemental Data
Net assets, end of period (000
omitted)	$5,524	$5,691	$4,076	$ 3,491	$ 4,271
Portfolio turnover rate	115%	149%	188%	241%	334%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.04 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Financial Highlights Class T
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$8.45	$8.16	$7.18	$ 10.83	$ 13.62
Income from Investment
Operations
Net investment income (loss)C	(.06)	(.01)D	(.03)	(.08)	(.03)
Net realized and unrealized
gain (loss)	71	.30	1.01	(3.57)	(1.64)
Total from investment operations	65	.29	.98	(3.65)	(1.67)
Distributions from net realized
gain	—	—	—	—	(1.12)
Net asset value, end of period	$9.10	$8.45	$8.16	$ 7.18	$ 10.83
Total ReturnA,B	7.69%	3.55%	13.65%	(33.70)%	(13.49)%
Ratios to Average Net AssetsE
Expenses before reductions	2.07%	2.39%	2.64%	2.37%	2.10%
Expenses net of fee waivers, if
any	1.51%	1.55%	1.58%	1.57%	1.55%
Expenses net of all reductions	1.47%	1.50%	1.50%	1.48%	1.50%
Net investment income (loss)	(.67)%	(.17)%	(.39)%	(.86)%	(.29)%
Supplemental Data
Net assets, end of period (000
omitted)	$9,753	$10,200	$9,905	$ 8,925	$16,165
Portfolio turnover rate	115%	149%	188%	241%	334%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.04 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Highlights Class B
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$8.21	$7.98	$7.05	$ 10.67	$ 13.44
Income from Investment
Operations
Net investment income (loss)C	(.10)	(.05)D	(.06)	(.12)	(.09)
Net realized and unrealized
gain (loss)	69	.28	.99	(3.50)	(1.63)
Total from investment operations	59	.23	.93	(3.62)	(1.72)
Distributions from net realized
gain	—	—	—	—	(1.05)
Net asset value, end of period	$8.80	$8.21	$7.98	$ 7.05	$ 10.67
Total ReturnA,B	7.19%	2.88%	13.19%	(33.93)%	(14.00)%
Ratios to Average Net AssetsE
Expenses before reductions	2.52%	2.82%	2.96%	2.70%	2.44%
Expenses net of fee waivers, if
any	2.01%	2.05%	2.05%	2.05%	2.05%
Expenses net of all reductions	1.96%	2.00%	1.97%	1.96%	2.01%
Net investment income (loss)	(1.17)%	(.67)%	(.86)%	(1.34)%	(.80)%
Supplemental Data
Net assets, end of period (000
omitted)	$5,080	$5,757	$7,634	$ 6,921	$12,487
Portfolio turnover rate	115%	149%	188%	241%	334%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.04 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Highlights Class C
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$8.17	$7.94	$7.02	$ 10.64	$ 13.41
Income from Investment
Operations
Net investment income (loss)C	(.10)	(.05)D	(.06)	(.12)	(.09)
Net realized and unrealized
gain (loss)	69	.28	.98	(3.50)	(1.61)
Total from investment operations	59	.23	.92	(3.62)	(1.70)
Distributions from net realized
gain	—	—	—	—	(1.07)
Net asset value, end of period	$8.76	$8.17	$7.94	$ 7.02	$ 10.64
Total ReturnA,B	7.22%	2.90%	13.11%	(34.02)%	(13.90)%
Ratios to Average Net AssetsE
Expenses before reductions	2.51%	2.70%	2.91%	2.68%	2.47%
Expenses net of fee waivers, if
any	2.01%	2.05%	2.05%	2.05%	2.05%
Expenses net of all reductions	1.97%	2.00%	1.97%	1.96%	2.00%
Net investment income (loss)	(1.17)%	(.67)%	(.86)%	(1.34)%	(.79)%
Supplemental Data
Net assets, end of period (000
omitted)	$2,688	$2,688	$2,379	$ 1,758	$ 3,186
Portfolio turnover rate	115%	149%	188%	241%	334%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.04 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights Institutional Class
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$8.67	$8.34	$7.30	$ 10.95	$ 13.77
Income from Investment
Operations
Net investment income (loss)B	(.02)	.03C	.01	(.03)	.02
Net realized and unrealized
gain (loss)	74	.30	1.03	(3.62)	(1.65)
Total from investment operations	72	.33	1.04	(3.65)	(1.63)
Distributions from net investment
income	—	—	—	—	(.02)
Distributions from net realized
gain	—	—	—	—	(1.17)
Total distributions	—	—	—	—	(1.19)
Net asset value, end of period	$9.39	$8.67	$8.34	$ 7.30	$ 10.95
Total ReturnA	8.30%	3.96%	14.25%	(33.33)%	(13.09)%
Ratios to Average Net AssetsD
Expenses before reductions	1.39%	1.40%	1.50%	1.39%	1.26%
Expenses net of fee waivers, if
any	1.01%	1.05%	1.05%	1.05%	1.05%
Expenses net of all reductions	97%	1.00%	.97%	.95%	1.00%
Net investment income (loss)	(.18)%	.33%	.14%	(.34)%	.21%
Supplemental Data
Net assets, end of period (000
omitted)	$192	$147	$146	$ 300	$ 488
Portfolio turnover rate	115%	149%	188%	241%	334%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Investment income per share reflects a special dividend which amounted to $.04 per share.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Notes to Financial Statements

For the period ended November 30, 2005

1. Significant Accounting Policies.

Fidelity Advisor Strategic Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is regis tered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a

25 Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued

Security Valuation continued

market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Annual Report

26

1. Significant Accounting Policies continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$2,573,288
Unrealized depreciation	(825,636)
Net unrealized appreciation (depreciation)	1,747,652
Capital loss carryforward	(11,093,367)

Cost for federal income tax purposes	$21,487,814

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

27 Annual Report

Notes to Financial Statements continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $25,695,019 and $27,821,566, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$12,233	$9
Class T	25%	.25%	48,480	107
Class B	75%	.25%	52,584	39,452
Class C	75%	.25%	25,989	4,281

			$139,286	$43,849

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

28

4. Fees and Other Transactions with Affiliates continued

Sales Load continued

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$4,164
Class T	5,654
Class B*	11,105
Class C*	420
$21,343

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of Average
	Amount	Net Assets
Class A	$18,396.38
Class T	42,987.44
Class B	20,421.39
Class C	9,815.38
Institutional Class	402.26

	$92,021

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

29 Annual Report

Notes to Financial Statements continued
4. Fees and Other Transactions with Affiliates continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,567 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $6,325.

Annual Report

30

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser
Class A	1.30 – 1.25%*	$24,227
Class T	1.55 – 1.50%*	54,620
Class B	2.05 – 2.00%*	26,729
Class C	2.05 – 2.00%*	12,913
Institutional Class	1.05 – 1.00%*	593

		$119,082
* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $9,711 for the period.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

31 Annual Report

Notes to Financial Statements continued

9. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
Years ended November 30,	2005	2004	2005	2004
Class A
Shares sold	202,970	345,482	$1,790,293	$2,959,462
Shares redeemed	(269,658)	(175,037)	(2,382,588)	(1,460,466)
Net increase (decrease)	(66,688)	170,445	$(592,295)	$1,498,996
Class T
Shares sold	216,894	323,002	$1,868,689	$2,719,325
Shares redeemed	(352,168)	(328,793)	(3,030,929)	(2,737,059)
Net increase (decrease)	(135,274)	(5,791)	$(1,162,240)	$(17,734)
Class B
Shares sold	90,918	171,191	$759,193	$1,414,137
Shares redeemed	(214,632)	(427,224)	(1,781,021)	(3,494,610)
Net increase (decrease)	(123,714)	(256,033)	$(1,021,828)	$(2,080,473)
Class C
Shares sold	66,158	115,490	$550,393	$945,622
Shares redeemed	(88,088)	(86,332)	(724,175)	(696,786)
Net increase (decrease)	(21,930)	29,158	$(173,782)	$248,836
Institutional Class
Shares sold	4,059	1	$37,521	$5
Shares redeemed	(480)	(584)	(4,423)	(5,228)
Net increase (decrease)	3,579	(583)	$33,098	$(5,223)

Annual Report

32

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Strategic Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Strategic Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of November 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Strategic Growth Fund as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts January 17, 2006

33 Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Annual Report

34

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Strategic Growth

(2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR

(2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Adminis trative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

35 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). Dur ing his tenure with CIT Group Inc. Mr. Gamper served in numerous sen ior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Annual Report

36

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

37 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

Annual Report

38

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

39 Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Strategic Growth. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Brian J. Hanson (32)

Year of Election or Appointment: 2003

Vice President of Advisor Strategic Growth. Mr. Hanson also serves as Vice President of other Funds advised by FMR. Prior to assuming his current responsibilities, Mr. Hanson has worked as a research analyst and portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Strategic Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Manage ment & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Annual Report

40

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Strategic Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Strategic Growth. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Invest ments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Strategic Growth. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Strategic Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Op erating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Strategic Growth. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Strategic Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice Presi dent of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Ser vices (1998 2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Strategic Growth. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an em ployee of FMR (2004). Before joining Fidelity Investments, Ms. Monas terio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Strategic Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s de partment of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accoun tant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Strategic Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1996

Assistant Treasurer of Advisor Strategic Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

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42

Name, Age; Principal Occupation Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Strategic Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Strategic Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Strategic Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Previously, Mr. Ryan served as Vice Pres ident of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Strategic Growth. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Invest ments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

43 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000
Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000

	# of	% of
	Votes	Votes

Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

Annual Report 44

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Strategic Growth Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

45 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

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46

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restric tions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

47 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board noted that the relative investment performance of the fund was disappointing compared to its Lipper peer group over time. The Board also noted that the relative investment performance of the fund was lower than its benchmark for certain periods, although the five year cumulative total return of Institutional Class of the fund compared favorably to its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar

Annual Report

48

Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B and Class C ranked below its competitive median for 2004, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small fund fee reductions”). The Board considered that, if the small fund fee reductions had been in effect in 2004, the total expenses of Institutional Class would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders.

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50

The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

management increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

Annual Report

52

53 Annual Report

Annual Report

54

55 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
JPMorgan Chase Bank
New York, NY

ATQGI-UANN-0106 1.786700.102

Fidelity® Advisor Value Strategies Fund - Class A, Class T, Class B and Class C

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	23	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	33	Notes to the financial statements.
Report of Independent	42
Registered Public
Accounting Firm
Trustees and Officers	43
Distributions	53
Proxy Voting Results	54
Board Approval of	55
Investment Advisory
Contracts and
Management Fees

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Annual Report 2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and ser ice to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Past 10
	year	years	years
Class A (incl. 5.75% sales charge)A,D	0.08%	8.90%	9.77%
Class T (incl. 3.50% sales charge)D	2.26%	9.19%	9.91%
Class B (incl. contingent deferred
sales charge)B,D	0.33%	9.02%	9.94%
Class C (incl. contingent deferred
sales charge)C,D	4.33%	9.34%	9.69%

A Class A’s 12b 1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class’s average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A’s 12b 1 plan cur rently authorizes a 0.25% 12b 1 fee. The initial offering of Class A shares took place on September 3,
1996. Returns prior to September 3, 1996 are those of Class T and reflect a 0.50% 12b 1 fee (0.65%
prior to January 1, 1996).
B Class B shares bear a 1.00% 12b 1 fee. Class B shares’ contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 5%, 2% and 0%, respectively.
C Class C shares bear a 1.00% 12b 1 fee. The initial offering of Class C shares took place on August 16,
2001. Returns from November 30, 1995 through August 16, 2001 are those of Class B, and reflect
Class B shares’ 1.00% 12b 1 fee. Had Class C shares’ 12b 1 fee been reflected, returns prior to June 30,
1994 would have been lower. Class C shares’ contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 1%, 0% and 0%, respectively.
D Prior to July 1, 1999, Advisor Value Strategies Fund operated under certain different investment policies. Accordingly, the fund’s historical performance may not represent its current investment policies.

5 Annual Report 5

Performance continued

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Value Strategies Fund Class T on November 30, 1995, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

6

Management’s Discussion of Fund Performance

Comments from Richard Fentin, Portfolio Manager of Fidelity® Advisor Value Strategies Fund

Numerous events unfolded during the year ending November 30, 2005, that were major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index, the NASDAQ Composite® Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44%, the NASDAQ® rose 7.28% and the Dow advanced 6.07%, threatening to eclipse the 11,000 threshold for the first time since 2001.

During the past year, the fund’s Class A, Class T, Class B and Class C shares returned 6.19%, 5.97%, 5.33% and 5.33%, respectively (excluding sales charges), while the Russell® Midcap Value Index and the LipperSM Mid Cap Funds Average rose 15.89% and 13.30%, respectively. The largest factor in the fund’s underperformance relative to the Russell index was a substantial overweighting in technology stocks, which was almost five times that of the index, and out of synch with the sector’s prospects. In addition, a number of the fund’s tech holdings performed poorly, including Take Two Interactive, Ulticom, palmOne and Singapore based Flextronics. Weak results in consumer services led by a position in slot machine maker WMS Industries also detracted, as did the fund’s underweighting in the top performing energy sector. However, since assuming the fund’s management, I’ve worked to reduce the fund’s volatility and company and industry specific concentration in an effort to spread the risks more evenly. There were a few bright spots, including kids gaming software manufacturer THQ, which benefited from targeting a different customer the non core gamer than most of the other gaming companies represented in the fund. Homebuilders Lennar and Beazer Homes boosted returns when mortgage rates were low and home prices were appreciating. Elsewhere, Google and Monster Worldwide benefited from huge growth in Internet advertising, while underweighting bank stocks paid off when short term interest rates rose, dampening banks’ revenue generating capacity. Lennar, Beazer and Google were later sold.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class A
Actual	$1,000.00	$1,055.50	$6.13
HypotheticalA	$1,000.00	$1,019.10	$6.02
Class T
Actual	$1,000.00	$1,054.40	$7.11
HypotheticalA	$1,000.00	$1,018.15	$6.98
Class B
Actual	$1,000.00	$1,051.30	$10.23
HypotheticalA	$1,000.00	$1,015.09	$10.05

Annual Report		8

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class C
Actual	$1,000.00	$1,051.30	$10.23
HypotheticalA	$1,000.00	$1,015.09	$10.05
Fidelity Value Strategies
Fund
Actual	$1,000.00	$1,056.80	$4.69
HypotheticalA	$1,000.00	$1,020.51	$4.61
Institutional Class
Actual	$1,000.00	$1,057.40	$4.13
HypotheticalA	$1,000.00	$1,021.06	$4.05

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.19%
Class T	1.38%
Class B	1.99%
Class C	1.99%
Fidelity Value Strategies Fund	91%
Institutional Class	80%

9 Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Monster Worldwide, Inc.	2.2	1.6
Baxter International, Inc.	2.1	0.0
Domino’s Pizza, Inc.	2.0	1.7
Safeway, Inc.	1.5	0.0
Xerox Corp.	1.5	0.0
Belden CDT, Inc.	1.3	1.1
Endurance Specialty Holdings Ltd.	1.2	1.3
Halliburton Co.	1.1	0.0
McKesson Corp.	1.1	0.0
Tyco International Ltd.	1.1	0.0
	15.1
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	23.5	38.0
Consumer Discretionary	15.9	28.1
Health Care	13.3	0.5
Financials	12.3	14.7
Industrials	10.2	11.9

Annual Report 10

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 96.6%

	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – 15.9%
Auto Components 0.4%
BorgWarner, Inc.	71,300	$4,278
Lear Corp.	94,000	2,617
		6,895
Automobiles – 0.3%
Monaco Coach Corp.	120,600	1,788
Nissan Motor Co. Ltd.	360,897	3,701
		5,489
Diversified Consumer Services – 0.1%
Service Corp. International (SCI)	221,000	1,814
Hotels, Restaurants & Leisure 6.2%
Applebee’s International, Inc.	87,300	2,001
Brinker International, Inc.	292,600	11,610
Carnival Corp. unit	193,900	10,566
CBRL Group, Inc.	91,400	3,381
Domino’s Pizza, Inc.	1,481,100	37,028
Outback Steakhouse, Inc.	309,500	12,467
Rare Hospitality International, Inc. (a)	57,200	1,832
Royal Caribbean Cruises Ltd.	374,200	17,161
Wendy’s International, Inc.	55,400	2,813
WMS Industries, Inc. (a)(d)	683,200	16,964
		115,823
Household Durables – 0.6%
Leggett & Platt, Inc.	22,600	531
Matsushita Electric Industrial Co. Ltd.	153,000	3,088
Newell Rubbermaid, Inc.	289,100	6,670
		10,289
Leisure Equipment & Products – 1.5%
Brunswick Corp.	252,100	9,905
Eastman Kodak Co.	681,000	16,324
K2, Inc. (a)	242,000	2,459
		28,688
Media – 2.3%
Citadel Broadcasting Corp.	46,900	632
Clear Channel Communications, Inc.	256,400	8,348
E.W. Scripps Co. Class A	105,300	4,881
Gannett Co., Inc.	75,400	4,646
Lamar Advertising Co. Class A (a)	132,300	6,132
The New York Times Co. Class A	172,200	4,736

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – continued
Media – continued
The Reader’s Digest Association, Inc. (non-vtg.)	322,400	$5,007
Tribune Co.	151,200	4,834
Viacom, Inc. Class B (non-vtg.)	135,900	4,539
		43,755
Multiline Retail – 0.9%
Big Lots, Inc. (a)	699,400	8,596
Family Dollar Stores, Inc.	376,300	8,471
		17,067
Specialty Retail – 2.9%
AnnTaylor Stores Corp. (a)	534,500	16,211
Gap, Inc.	413,400	7,185
Hot Topic, Inc. (a)	240,000	3,720
Linens ’N Things, Inc. (a)	123,200	3,155
Pier 1 Imports, Inc.	584,600	7,424
Sports Authority, Inc. (a)	230,800	7,263
Tiffany & Co., Inc.	243,900	9,927
		54,885
Textiles, Apparel & Luxury Goods – 0.7%
Liz Claiborne, Inc.	355,200	12,389

TOTAL CONSUMER DISCRETIONARY		297,094

CONSUMER STAPLES 2.6%
Beverages – 0.2%
Coca-Cola Enterprises, Inc.	214,900	4,130
Food & Staples Retailing – 1.5%
Safeway, Inc.	1,216,600	28,286
Food Products 0.2%
Corn Products International, Inc.	121,200	2,697
TreeHouse Foods, Inc. (a)	24,380	481
		3,178
Household Products – 0.5%
Colgate-Palmolive Co.	163,900	8,936
Personal Products 0.2%
Avon Products, Inc.	141,100	3,859

TOTAL CONSUMER STAPLES		48,389

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

ENERGY 7.3%
Energy Equipment & Services – 7.3%
Baker Hughes, Inc.	172,000	$9,864
BJ Services Co.	224,900	8,243
Cooper Cameron Corp. (a)	159,500	12,701
ENSCO International, Inc.	122,300	5,792
FMC Technologies, Inc. (a)	113,700	4,672
GlobalSantaFe Corp.	124,900	5,665
Halliburton Co.	322,600	20,533
Helmerich & Payne, Inc.	172,200	9,991
Hercules Offshore, Inc. (a)	20,400	548
Nabors Industries Ltd. (a)	110,400	7,729
National Oilwell Varco, Inc. (a)	313,800	19,023
Noble Corp.	123,000	8,865
Smith International, Inc.	184,200	6,961
Transocean, Inc. (a)	144,700	9,238
Weatherford International Ltd. (a)	94,000	6,534
		136,359
Oil, Gas & Consumable Fuels – 0.0%
Double Hull Tankers, Inc.	64,900	831

TOTAL ENERGY		137,190

FINANCIALS – 12.3%
Capital Markets 1.6%
Ameriprise Financial, Inc.	34,300	1,442
Ameritrade Holding Corp. (a)	87,500	2,044
Janus Capital Group, Inc.	412,300	7,904
Lehman Brothers Holdings, Inc.	52,000	6,552
Merrill Lynch & Co., Inc.	177,400	11,783
		29,725
Commercial Banks – 1.2%
Bank of America Corp.	111,400	5,112
UnionBanCal Corp.	94,000	6,505
Wachovia Corp.	192,000	10,253
		21,870
Insurance – 5.8%
AFLAC, Inc.	222,300	10,670
AMBAC Financial Group, Inc.	133,400	10,230
Axis Capital Holdings Ltd.	328,800	9,956
Endurance Specialty Holdings Ltd.	631,100	21,741

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – continued
Insurance – continued
Genworth Financial, Inc. Class A (non-vtg.)	159,400	$5,491
Hartford Financial Services Group, Inc.	66,100	5,775
MBIA, Inc.	162,200	10,021
MetLife, Inc.	124,100	6,384
Montpelier Re Holdings Ltd.	217,600	4,271
Prudential Financial, Inc.	87,200	6,749
Scottish Re Group Ltd.	129,600	3,270
The St. Paul Travelers Companies, Inc.	198,236	9,224
United America Indemnity Ltd. Class A (a)	304,800	5,776
		109,558
Real Estate 2.1%
Alexandria Real Estate Equities, Inc.	51,800	4,351
Apartment Investment & Management Co. Class A	65,500	2,537
Digital Realty Trust, Inc.	37,100	834
Duke Realty Corp.	115,900	3,941
Equity Residential (SBI)	102,800	4,190
General Growth Properties, Inc.	199,800	9,115
Reckson Associates Realty Corp.	124,000	4,555
United Dominion Realty Trust, Inc. (SBI)	173,300	3,880
Vornado Realty Trust	65,200	5,565
		38,968
Thrifts & Mortgage Finance – 1.6%
Countrywide Financial Corp.	228,100	7,940
Fannie Mae	186,600	8,966
Freddie Mac	129,500	8,087
Hudson City Bancorp, Inc.	499,500	5,949
		30,942

TOTAL FINANCIALS		231,063

HEALTH CARE – 13.3%
Biotechnology – 0.9%
Cephalon, Inc. (a)	155,200	7,892
Charles River Laboratories International, Inc. (a)	112,700	5,135
MedImmune, Inc. (a)	99,300	3,566
		16,593
Health Care Equipment & Supplies – 4.6%
Baxter International, Inc.	985,500	38,326
Becton, Dickinson & Co.	181,900	10,592

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Health Care Equipment & Supplies – continued
CONMED Corp. (a)	85,300	$1,927
Dade Behring Holdings, Inc.	156,800	6,412
Fisher Scientific International, Inc. (a)	141,900	9,150
Hospira, Inc. (a)	46,800	2,066
Varian, Inc. (a)	321,500	13,490
Waters Corp. (a)	89,190	3,499
		85,462
Health Care Providers & Services – 6.5%
AmerisourceBergen Corp.	222,900	17,910
Community Health Systems, Inc. (a)	392,700	15,743
Emdeon Corp. (a)	429,200	3,283
HCA, Inc.	248,900	12,691
Health Net, Inc. (a)	68,100	3,475
McKesson Corp.	407,500	20,497
Omnicare, Inc.	71,500	4,072
Pediatrix Medical Group, Inc. (a)	61,600	5,209
Quest Diagnostics, Inc.	338,100	16,935
Sunrise Senior Living, Inc. (a)	156,700	5,234
Triad Hospitals, Inc. (a)	141,500	6,036
Universal Health Services, Inc. Class B	242,800	11,635
		122,720
Pharmaceuticals – 1.3%
Schering-Plough Corp.	834,000	16,113
Teva Pharmaceutical Industries Ltd. sponsored ADR	188,500	7,706
		23,819

TOTAL HEALTH CARE		248,594

INDUSTRIALS – 10.2%
Aerospace & Defense – 0.8%
EADS NV	166,000	6,151
Honeywell International, Inc.	147,900	5,404
Precision Castparts Corp.	61,500	3,136
		14,691
Airlines – 0.4%
ACE Aviation Holdings, Inc. Class A (a)	45,000	1,488
Ryanair Holdings PLC sponsored ADR (a)	115,400	5,749
		7,237

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Building Products 1.0%
American Standard Companies, Inc.	30,400	$1,158
Masco Corp.	575,600	17,136
		18,294
Commercial Services & Supplies – 3.3%
Aramark Corp. Class B	347,800	9,015
Manpower, Inc.	104,400	4,849
Monster Worldwide, Inc. (a)	1,067,609	41,527
Navigant Consulting, Inc. (a)	230,300	4,700
The Brink’s Co.	43,700	2,017
		62,108
Industrial Conglomerates – 1.1%
Tyco International Ltd.	712,900	20,332
Machinery – 2.3%
Albany International Corp. Class A	162,901	6,211
Briggs & Stratton Corp.	194,600	7,043
Harsco Corp.	97,800	6,499
Kennametal, Inc.	163,900	8,980
SPX Corp.	303,500	14,289
		43,022
Road & Rail 1.2%
Canadian National Railway Co.	123,400	9,865
CSX Corp.	67,500	3,283
Laidlaw International, Inc.	476,692	10,306
		23,454
Transportation Infrastructure 0.1%
Macquarie Infrastructure Co. Trust	74,731	2,294

TOTAL INDUSTRIALS		191,432

INFORMATION TECHNOLOGY – 23.5%
Communications Equipment – 3.8%
ADC Telecommunications, Inc. (a)	388,942	7,946
Alcatel SA sponsored ADR (a)	385,200	4,753
Belden CDT, Inc.	1,022,885	23,895
Dycom Industries, Inc. (a)	613,400	12,532
EVS Broadcast Equipment SA (d)	151,425	5,105
Motorola, Inc.	266,600	6,422

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Communications Equipment – continued
Nokia Corp. sponsored ADR	375,900	$6,420
Powerwave Technologies, Inc. (a)	304,900	3,830
		70,903
Computers & Peripherals – 2.4%
Maxtor Corp. (a)	986,800	4,006
NCR Corp. (a)	256,300	8,701
Seagate Technology	665,100	12,584
Western Digital Corp. (a)	1,267,600	18,913
		44,204
Electronic Equipment & Instruments – 5.9%
Agilent Technologies, Inc. (a)	422,500	15,066
Avnet, Inc. (a)	696,400	15,669
AVX Corp.	535,900	7,342
Celestica, Inc. (sub. vtg.) (a)	1,061,700	11,241
Flextronics International Ltd. (a)	1,852,400	19,117
Mettler-Toledo International, Inc. (a)	175,800	10,035
Molex, Inc.	308,700	8,270
Solectron Corp. (a)	1,030,800	3,701
Symbol Technologies, Inc.	1,301,900	14,881
Tech Data Corp. (a)	90,900	3,573
Tektronix, Inc.	93,600	2,395
		111,290
IT Services – 2.3%
Accenture Ltd. Class A	174,800	4,971
Affiliated Computer Services, Inc. Class A (a)	208,100	11,608
Ceridian Corp. (a)	842,900	20,230
Hewitt Associates, Inc. Class A (a)	222,600	5,714
		42,523
Office Electronics – 1.5%
Xerox Corp. (a)	1,955,000	27,761
Semiconductors & Semiconductor Equipment – 4.8%
Agere Systems, Inc. (a)	24,200	319
Amkor Technology, Inc. (a)	290,100	1,799
Applied Materials, Inc.	446,600	8,088
Applied Micro Circuits Corp. (a)	2,280,200	6,020
ASM International NV (Nasdaq) (a)	150,900	2,205
ASML Holding NV (NY Shares) (a)	586,500	11,237
DSP Group, Inc. (a)	45,600	1,186

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Semiconductors & Semiconductor Equipment – continued
Fairchild Semiconductor International, Inc. (a)	350,200	$6,072
MKS Instruments, Inc. (a)	145,800	2,751
National Semiconductor Corp.	378,800	9,803
Novellus Systems, Inc. (a)	158,400	3,908
Omnivision Technologies, Inc. (a)(d)	992,000	17,558
Samsung Electronics Co. Ltd.	16,700	9,626
Trident Microsystems, Inc. (a)	531,100	10,006
		90,578
Software 2.8%
Activision, Inc. (a)	394,444	5,250
Cadence Design Systems, Inc. (a)	351,100	6,018
Hyperion Solutions Corp. (a)	65,600	3,474
Interplay Entertainment Corp. warrants 3/30/06 (a)	675,385	0
Siebel Systems, Inc.	441,200	4,633
Take-Two Interactive Software, Inc. (a)	772,050	14,090
THQ, Inc. (a)	852,858	19,377
		52,842

TOTAL INFORMATION TECHNOLOGY		440,101

MATERIALS 4.6%
Chemicals – 2.4%
Albemarle Corp.	81,100	2,984
Ashland, Inc.	141,100	7,866
Celanese Corp. Class A	183,500	3,175
Chemtura Corp.	708,500	8,537
Cytec Industries, Inc.	160,800	7,283
Georgia Gulf Corp.	112,380	3,131
Lyondell Chemical Co.	61,325	1,559
OM Group, Inc. (a)	73,200	1,155
Spartech Corp.	284,000	6,024
Valspar Corp.	122,900	3,091
		44,805
Containers & Packaging – 1.0%
Owens Illinois, Inc. (a)	615,900	13,396
Packaging Corp. of America	215,400	4,995
		18,391
Metals & Mining – 1.2%
Alcan, Inc.	254,700	9,771

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

MATERIALS – continued
Metals & Mining – continued
Alcoa, Inc.	313,900	$8,604
Nucor Corp.	59,500	3,991
		22,366

TOTAL MATERIALS		85,562

TELECOMMUNICATION SERVICES – 3.1%
Diversified Telecommunication Services – 1.7%
Alaska Communication Systems Group, Inc. (d)	330,200	3,305
AT&T, Inc.	239,100	5,956
BellSouth Corp.	225,700	6,153
Citizens Communications Co.	403,500	5,266
Cogent Communications Group, Inc. (a)	184,300	999
Iowa Telecommunication Services, Inc.	312,201	5,261
Verizon Communications, Inc.	185,300	5,926
		32,866
Wireless Telecommunication Services – 1.4%
ALLTEL Corp.	88,200	5,894
American Tower Corp. Class A (a)	160,245	4,373
Dobson Communications Corp. Class A (a)	561,900	4,141
Motient Corp. (a)	148,400	2,812
Sprint Nextel Corp.	354,100	8,867
		26,087

TOTAL TELECOMMUNICATION SERVICES		58,953

UTILITIES – 3.8%
Electric Utilities – 1.8%
Edison International	259,400	11,704
Entergy Corp.	115,900	8,113
Exelon Corp.	124,000	6,453
PPL Corp.	273,800	8,050
		34,320
Independent Power Producers & Energy Traders – 1.3%
AES Corp. (a)	325,600	5,135
Constellation Energy Group, Inc.	80,400	4,260
NRG Energy, Inc. (a)	155,600	6,795
TXU Corp.	83,900	8,611
		24,801

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

UTILITIES – continued
Multi-Utilities – 0.7%
PG&E Corp.	215,900	$7,941
Public Service Enterprise Group, Inc.	78,100	4,898
		12,839

TOTAL UTILITIES		71,960

TOTAL COMMON STOCKS
(Cost $1,657,126)		1,810,338
Convertible Preferred Stocks 0.0%

INFORMATION TECHNOLOGY – 0.0%
Communications Equipment – 0.0%
Chorum Technologies, Inc. Series E (a)(e)	2,400	0
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $36)		0
Money Market Funds 4.9%
Fidelity Cash Central Fund, 4.08% (b)	69,737,832	69,738
Fidelity Securities Lending Cash Central Fund,
4.09% (b)(c)	22,678,945	22,679
TOTAL MONEY MARKET FUNDS
(Cost $92,417)		92,417
TOTAL INVESTMENT PORTFOLIO 101.5%
(Cost $1,749,579)		1,902,755

NET OTHER ASSETS – (1.5)%		(28,425)
NET ASSETS 100%		$1,874,330

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

(e) Restricted securities – Investment in
securities not registered under the
Securities Act of 1933 (excluding 144A
issues). At the end of the period, the
value of restricted securities (excluding
144A issues) amounted to $0 or 0.0% of
net assets.

Additional information on each holding is as follows:

	Acquisition	Acquisition
Security	Date	Cost (000s)
Chorum
Technologies, Inc.
Series E	9/19/00	$41

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Income received
Fund	(Amounts in thousands)
Fidelity Cash Central Fund	$1,466
Fidelity Securities Lending Cash Central Fund	1,020
Total	$2,486

Other Affiliated Issuers

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

	Value,				Value,
Affiliate	beginning		Sales	Dividend	end of
(Amounts in thousands)	of period	Purchases	Proceeds	Income	period
Actuate Corp.	$9,421	$—	$8,362	$—	$—
Big Dog Holdings, Inc.	6,431	—	6,167	—	—
Carmike Cinemas, Inc.	31,236	—	25,210	390	—
Hi/fn, Inc.	9,600	—	6,838	—	—
Interwoven, Inc.	21,962	2,109	18,471	—	—
Jack in the Box, Inc. .	68,233	—	68,841	—	—
MapInfo Corp.	16,440	—	15,059	—	—

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

	Value,				Value,
Affiliate	beginning		Sales	Dividend	end of
(Amounts in thousands)	of period	Purchases	Proceeds	Income	period
Performance
Technologies, Inc.	8,721	—	6,667	—	—
Selectica, Inc.	7,963	—	6,258	—	—
Take Two Interactive
Software, Inc.	98,426	—	82,561	—	—
TB Wood’s Corp	1,416	—	1,413	—	—
Terayon
Communication
Systems, Inc	14,162	—	22,543	—	—
THQ, Inc.	63,733	2,590	84,000	—	—
U.S. Concrete, Inc.	16,837	—	15,316	—	—
Vignette Corp	27,557	496	26,554	—	—
WMS Industries, Inc. .	68,441	—	46,838	—	—
Total	$470,579	$ 31,253	$415,040	$390	$—

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	88.1%
Bermuda	2.2%
Cayman Islands	2.0%
Canada	1.7%
Netherlands	1.0%
Singapore	1.0%
Others (individually less than 1%) .	4.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		November 30, 2005

Assets
Investment in securities, at value (including securities
loaned of $22,487) See accompanying schedule:
Unaffiliated issuers (cost $1,657,162)	$1,810,338
Affiliated Central Funds (cost $92,417)	92,417
Total Investments (cost $1,749,579)		$1,902,755
Cash		225
Receivable for investments sold		5,644
Receivable for fund shares sold		1,662
Dividends receivable		1,836
Interest receivable		185
Prepaid expenses		11
Other receivables		122
Total assets		1,912,440

Liabilities
Payable to custodian bank	$197
Payable for investments purchased	6,838
Payable for fund shares redeemed	6,075
Accrued management fee	881
Distribution fees payable	738
Other affiliated payables	470
Other payables and accrued expenses	232
Collateral on securities loaned, at value	22,679
Total liabilities		38,110

Net Assets		$1,874,330
Net Assets consist of:
Paid in capital		$1,267,849
Accumulated net investment loss		(1,062)
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		454,367
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		153,176
Net Assets		$1,874,330

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Statements continued

Statement of Assets and Liabilities continued
Amounts in thousands (except per share amounts)	November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($312,314 ÷ 8,825 shares)	$35.39
Maximum offering price per share (100/94.25 of $35.39)	$37.55
Class T:
Net Asset Value and redemption price per share
($930,095 ÷ 25,794 shares)	$36.06
Maximum offering price per share (100/96.50 of $36.06)	$37.37
Class B:
Net Asset Value and offering price per share ($244,157
÷ 7,180 shares)A	$34.01
Class C:
Net Asset Value and offering price per share ($107,644
÷ 3,182 shares)A	$33.83
Fidelity Value Strategies Fund:
Net Asset Value, offering price and redemption price per
share ($171,460 ÷ 4,542 shares)	$37.75
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($108,660 ÷ 2,951 shares)	$36.82
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 24

Statement of Operations
Amounts in thousands	Year ended November 30, 2005

Investment Income
Dividends (including $390 received from other affiliated
issuers)		$20,325
Interest		1,917
Income from affiliated Central Funds		2,486
Total income		24,728

Expenses
Management fee	$11,577
Transfer agent fees	5,436
Distribution fees	9,796
Accounting and security lending fees	680
Independent trustees’ compensation	10
Custodian fees and expenses	86
Registration fees	137
Audit	54
Legal	10
Interest	27
Miscellaneous	250
Total expenses before reductions	28,063
Expense reductions	(1,155)	26,908

Net investment income (loss)		(2,180)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	383,227
Other affiliated issuers	72,496
Foreign currency transactions	(5)
Total net realized gain (loss)		455,718
Change in net unrealized appreciation (depreciation) on:
Investment securities	(342,731)
Assets and liabilities in foreign currencies	(22)
Total change in net unrealized appreciation
(depreciation)		(342,753)
Net gain (loss)		112,965
Net increase (decrease) in net assets resulting from
operations		$110,785

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
	Year ended	Year ended
	November 30,	November 30,
Amounts in thousands	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(2,180)	$(11,049)
Net realized gain (loss)	455,718	96,729
Change in net unrealized appreciation (depreciation) .	(342,753)	56,876
Net increase (decrease) in net assets resulting
from operations	110,785	142,556
Distributions to shareholders from net realized gain	(16,209)	—
Share transactions - net increase (decrease)	(379,736)	93,177
Total increase (decrease) in net assets	(285,160)	235,733

Net Assets
Beginning of period	2,159,490	1,923,757
End of period (including accumulated net investment
loss of $1,062 and undistributed net investment
income of $783, respectively)	$1,874,330	$2,159,490

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights Class A

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 33.58	$ 30.95	$ 21.74	$ 24.77	$23.42
Income from Investment
Operations
Net investment income (loss)C	03	(.10)	(.08)	.02E	(.10)
Net realized and unrealized
gain (loss)	2.04	2.73	9.29	(2.82)E	2.75
Total from investment operations	2.07	2.63	9.21	(2.80)	2.65
Distributions from net realized
gain	(.26)	—	—	(.23)	(1.30)
Net asset value, end of period	$ 35.39	$ 33.58	$ 30.95	$ 21.74	$24.77
Total ReturnA,B	6.19%	8.50%	42.36%	(11.46)%	11.90%
Ratios to Average Net AssetsD
Expenses before reductions	1.19%	1.18%	1.21%	1.24%	1.17%
Expenses net of fee waivers, if
any	1.19%	1.18%	1.21%	1.24%	1.17%
Expenses net of all reductions	1.13%	1.17%	1.18%	1.17%	1.16%
Net investment income (loss)	09%	(.30)%	(.35)%	.07%E	(.39)%
Supplemental Data
Net assets, end of period (in
millions)	$ 312	$ 299	$ 238	$ 129	$89
Portfolio turnover rate	105%	26%	32%	49%	31%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights Class T

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$34.28	$ 31.65	$ 22.28	$25.36	$23.91
Income from Investment
Operations
Net investment income (loss)C .	(.03)	(.16)	(.13)	(.03)E	(.15)
Net realized and unrealized
gain (loss)	2.07	2.79	9.50	(2.90)E	2.81
Total from investment operations .	2.04	2.63	9.37	(2.93)	2.66
Distributions from net realized
gain	(.26)	—	—	(.15)	(1.21)
Net asset value, end of period	$36.06	$ 34.28	$ 31.65	$22.28	$25.36
Total ReturnA,B	5.97%	8.31%	42.06%	(11.66)%	11.65%
Ratios to Average Net AssetsD
Expenses before reductions	1.37%	1.38%	1.41%	1.42%	1.36%
Expenses net of fee waivers, if
any	1.37%	1.38%	1.41%	1.42%	1.36%
Expenses net of all reductions .	1.32%	1.36%	1.38%	1.35%	1.34%
Net investment income (loss)	(.10)%	(.50)%	(.54)%	(.12)%E	(.58)%
Supplemental Data
Net assets, end of period (in
millions)	$930	$ 1,107	$ 1,127	$710	$667
Portfolio turnover rate	105%	26%	32%	49%	31%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Financial Highlights Class B

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 32.54	$ 30.24	$ 21.42	$ 24.45	$ 23.08
Income from Investment
Operations
Net investment income (loss)C .	(.23)	(.35)	(.27)	(.16)E	(.28)
Net realized and unrealized
gain (loss)	1.96	2.65	9.09	(2.80)E	2.71
Total from investment operations .	1.73	2.30	8.82	(2.96)	2.43
Distributions from net realized
gain	(.26)	—	—	(.07)	(1.06)
Net asset value, end of period	$ 34.01	$ 32.54	$ 30.24	$ 21.42	$ 24.45
Total ReturnA,B	5.33%	7.61%	41.18%	(12.16)%	10.97%
Ratios to Average Net AssetsD
Expenses before reductions	1.98%	2.02%	2.04%	2.03%	1.93%
Expenses net of fee waivers, if
any	1.98%	2.02%	2.04%	2.03%	1.93%
Expenses net of all reductions .	1.93%	2.00%	2.01%	1.97%	1.92%
Net investment income (loss)	(.71)%	(1.14)%	(1.17)%	(.73)%E	(1.16)%
Supplemental Data
Net assets, end of period (in
millions)	$ 244	$ 301	$ 290	$ 196	$ 172
Portfolio turnover rate	105%	26%	32%	49%	31%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Highlights Class C

Years ended November 30,	2005	2004	2003	2002	2001H
Selected Per Share Data
Net asset value, beginning of
period	$ 32.37	$ 30.07	$ 21.29	$24.47	$26.45
Income from Investment
Operations
Net investment income (loss)E	(.23)	(.33)	(.26)	(.15)G	(.07)
Net realized and unrealized
gain (loss)	1.95	2.63	9.04	(2.78)G	(1.91)
Total from investment operations	1.72	2.30	8.78	(2.93)	(1.98)
Distributions from net realized
gain	(.26)	—	—	(.25)	—
Net asset value, end of period .	$ 33.83	$ 32.37	$ 30.07	$21.29	$24.47
Total ReturnB,C,D	5.33%	7.65%	41.24%	(12.15)%	(7.49)%
Ratios to Average Net AssetsF
Expenses before reductions	1.98%	1.97%	1.99%	2.01%	1.87%A
Expenses net of fee waivers, if
any	1.98%	1.97%	1.99%	2.01%	1.87%A
Expenses net of all reductions	1.93%	1.96%	1.97%	1.94%	1.86%A
Net investment income (loss) .	(.71)%	(1.10)%	(1.13)%	(.71)%G	(1.10)%A
Supplemental Data
Net assets, end of period (in
millions)	$ 108	$ 136	$ 106	$53	$21
Portfolio turnover rate	105%	26%	32%	49%	31%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
G Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
H For the period August 16, 2001 (commencement of sale of shares) to November 30, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Financial Highlights Fidelity Value Strategies Fund

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 35.71	$ 32.81	$22.95	$26.05	$24.53
Income from Investment
Operations
Net investment income (loss)B	14	—E	.02	.12D	—E
Net realized and unrealized
gain (loss)	2.16	2.90	9.84	(2.96)D	2.86
Total from investment operations	2.30	2.90	9.86	(2.84)	2.86
Distributions from net investment
income	—	—	—	—	(.02)
Distributions from net realized
gain	(.26)	—	—	(.26)	(1.32)
Total distributions	(.26)	—	—	(.26)	(1.34)
Net asset value, end of period	$ 37.75	$ 35.71	$32.81	$22.95	$26.05
Total ReturnA	6.46%	8.84%	42.96%	(11.06)%	12.26%
Ratios to Average Net AssetsC
Expenses before reductions	89%	.87%	.79%	.80%	.79%
Expenses net of fee waivers, if
any	89%	.87%	.79%	.80%	.79%
Expenses net of all reductions	83%	.86%	.76%	.73%	.77%
Net investment income (loss)	39%	.00%	.08%	.50%D	(.01)%
Supplemental Data
Net assets, end of period (in
millions)	$ 171	$ 185	$22	$16	$19
Portfolio turnover rate	105%	26%	32%	49%	31%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
D Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Financial Highlights Institutional Class

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 34.80	$ 31.95	$ 22.36	$25.42	$23.96
Income from Investment
Operations
Net investment income (loss)B	17.03		.01	.10D	(.02)
Net realized and unrealized
gain (loss)	2.11	2.82	9.58	(2.89)D	2.83
Total from investment operations	2.28	2.85	9.59	(2.79)	2.81
Distributions from net investment
income	—	—	—	—	(.03)
Distributions from net realized
gain	(.26)	—	—	(.27)	(1.32)
Total distributions	(.26)	—	—	(.27)	(1.35)
Net asset value, end of period	$ 36.82	$ 34.80	$ 31.95	$22.36	$25.42
Total ReturnA	6.58%	8.92%	42.89%	(11.15)%	12.35%
Ratios to Average Net AssetsC
Expenses before reductions	80%	.79%	.83%	.87%	.84%
Expenses net of fee waivers, if
any	80%	.79%	.83%	.87%	.84%
Expenses net of all reductions	74%	.78%	.81%	.80%	.83%
Net investment income (loss)	48%	.08%	.03%	.44%D	(.06)%
Supplemental Data
Net assets, end of period (in
millions)	$ 109	$ 131	$ 141	$65	$47
Portfolio turnover rate	105%	26%	32%	49%	31%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
D Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

32

Notes to Financial Statements

For the period ended November 30, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Value Strategies Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is regis tered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Fidelity Value Strategies Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privi leges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain ex pense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds), which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

33 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

1. Significant Accounting Policies continued
Security Valuation continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties markets, reviewing developments in foreign markets and evaluating the perfor mance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes

Annual Report

34

1. Significant Accounting Policies continued

Investment Transactions and Income continued

coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, prior period premium and discount on debt securities, market discount, and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation		$220,325
Unrealized depreciation		(69,667)
Net unrealized appreciation (depreciation)		150,658
Undistributed ordinary income		101
Undistributed long term capital gain		387,087

Cost for federal income tax purposes		$1,752,097

The tax character of distributions paid was as follows:
	November 30, 2005		November 30, 2004
Long term Capital Gains		$16,209	$—

	35		Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $2,078,582 and $2,533,468, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the

Annual Report

36

4. Fees and Other Transactions with Affiliates continued
Distribution and Service Plan continued

Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$764	$4
Class T	25%	.25%	5,106	42
Class B	75%	.25%	2,712	2,035
Class C	75%	.25%	1,214	203
			$9,796	$2,284

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$143
Class T	55
Class B*	619
Class C*	20
$837

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund, except for Fidelity Value Strategies Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Value Strategies shares. FIIOC and FSC receive account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective

37 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued
Transfer Agent Fees continued

classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of sharehold er reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A		$928.30
Class T		2,459.24
Class B		948.35
Class C		424.35
Fidelity Value Strategies Fund		479.26
Institutional Class		198.16
	$5,436

Accounting and Security Lending Fees. FSC maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $220 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:

			Interest Earned
Borrower or	Average Daily	Weighted Average	(included in
Lender	Loan Balance	Interest Rate	interest income)	Interest Expense
Borrower	$11,627	3.00%	—	$26

Annual Report

38

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short term liquidity purposes. The fund has agreed to pay com mitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank’s base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $2,598. The weighted average interest rate was 3.25% . At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,150 for the period. In addition, through arrange ments with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period,

39 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

8. Expense Reductions - continued

these credits reduced the fund’s custody expenses by $2. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Fidelity Value Strategies Fund	$3

9. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended November 30,	2005	2004
From net realized gain
Class A	$2,289	$—
Class T	8,174	—
Class B	2,340	—
Class C	1,075	—
Fidelity Value Strategies Fund	1,386	—
Institutional Class	945	—
Total	$16,209	$—

Annual Report

40

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2005	2004	2005	2004
Class A
Shares sold	2,888	4,586	$97,636	$144,919
Reinvestment of distributions	64	—	2,172	—
Shares redeemed	(3,034)	(3,378)	(102,624)	(104,408)
Net increase (decrease)	(82)	1,208	$(2,816)	$40,511
Class T
Shares sold	5,968	14,187	$205,057	$461,357
Reinvestment of distributions	223	—	7,710	—
Shares redeemed	(12,684)	(17,509)	(437,743)	(560,918)
Net increase (decrease)	(6,493)	(3,322)	$(224,976)	$(99,561)
Class B
Shares sold	573	1,829	$18,660	$56,577
Reinvestment of distributions	66	—	2,149	—
Shares redeemed	(2,704)	(2,159)	(88,092)	(65,623)
Net increase (decrease)	(2,065)	(330)	$(67,283)	$(9,046)
Class C
Shares sold	644	1,844	$20,902	$56,769
Reinvestment of distributions	31	—	996	—
Shares redeemed	(1,708)	(1,163)	(54,688)	(35,100)
Net increase (decrease)	(1,033)	681	$(32,790)	$21,669
Fidelity Value Strategies Fund
Shares sold	2,457	8,218	$88,574	$279,281
Reinvestment of distributions	37	—	1,326	—
Shares redeemed	(3,142)	(3,695)	(112,926)	(120,650)
Net increase (decrease)	(648)	4,523	$(23,026)	$158,631
Institutional Class
Shares sold	658	1,513	$23,041	$50,037
Reinvestment of distributions	17	—	585	—
Shares redeemed	(1,490)	(2,152)	(52,471)	(69,064)
Net increase (decrease)	(815)	(639)	$(28,845)	$(19,027)

41 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of November 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts January 17, 2006

Annual Report 42

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Value Strategies

(2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR

(2005 present). Previously, Mr. Jonas served as President of Fidelity En terprise Operations and Risk Services (2004 2005), Chief Administra tive Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

44

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). Dur ing his tenure with CIT Group Inc. Mr. Gamper served in numerous se nior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

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46

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

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48

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Value Strategies. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Rich Fentin (50)

Year of Election or Appointment: 2005

Vice President of Advisor Value Strategies. Mr. Fentin serves as Vice President of other funds advised by FMR. Prior to his current responsi bilities, Mr. Fentin has worked as a research analyst, portfolio assistant and manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Value Strategies. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Manage ment & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

49 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Value Strategies. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Value Strategies. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Invest ments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Value Strategies. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Value Strategies. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Op erating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Value Strategies. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

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50

Name, Age; Principal Occupation Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Value Strategies. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Value Strategies. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an em ployee of FMR (2004). Before joining Fidelity Investments, Ms. Monas terio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Value Strategies. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s de partment of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accoun tant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value Strategies. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1986

Assistant Treasurer of Advisor Value Strategies. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

51 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Value Strategies. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Value Strategies. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value Strategies. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Previously, Mr. Ryan served as Vice Pres ident of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value Strategies. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Invest ments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

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52

Distributions

The Board of Trustees of Advisor Value Strategies Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and divi dends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/19/2005	12/16/2005	$0.012	$7.05
	01/09/2006	01/06/2006	—	$0.30
Class T	12/19/2005	12/16/2005	—	$7.05
	01/09/2006	01/06/2006	—	$0.30
Class B	12/19/2005	12/16/2005	—	$7.05
	01/09/2006	01/06/2006	—	$0.30
Class C	12/19/2005	12/16/2005	—	$7.05
	01/09/2006	01/06/2006	—	$0.30

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended November 30, 2005, $420,554,171, or, if subsequently deter mined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended November 30, 2004, $15,977,568, or, if subsequently deter mined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

53 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000
Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000

	# of	% of
	Votes	Votes

Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

Annual Report 54

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Value Strategies Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

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56

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class B and the retail class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class B and the retail class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the retail class of the fund was in the third quartile for the one year period and the first quartile for the three and five year periods. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar

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58

Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

59 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each class’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of

Annual Report

60

fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund

61 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

Annual Report

62

63 Annual Report

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64

65 Annual Report

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66

67 Annual Report

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68

69 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
(U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
Brown Brothers Harriman & Co.
Boston, MA

SO-UANN-0106 1.786701.102

Fidelity® Advisor Value Strategies Fund - Institutional Class

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	10	A complete list of the fund’s investments
		with their market values.
Financial Statements	22	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	32	Notes to the financial statements.
Report of Independent	41
Registered Public
Accounting Firm
Trustees and Officers	42
Distributions	52
Proxy Voting Results	53
Board Approval of	54
Investment Advisory
Contracts and
Management Fees

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Annual Report 2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Past 10
	year	years	years
Institutional ClassA	6.58%	10.61%	10.83%

A Prior to July 1, 1999, Advisor Value Strategies Fund operated under certain different investment policies. Accordingly, the fund’s historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Value Strategies Fund Institutional Class on November 30, 1995. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from Richard Fentin, Portfolio Manager of Fidelity® Advisor Value Strategies Fund

Numerous events unfolded during the year ending November 30, 2005, that were major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index, the NASDAQ Composite® Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44%, the NASDAQ® rose 7.28% and the Dow advanced 6.07%, threatening to eclipse the 11,000 threshold for the first time since 2001.

During the past year, the fund’s Institutional Class shares returned 6.58%, while the Russell® Midcap Value Index and the LipperSM Mid Cap Funds Average rose 15.89% and 13.30%, respectively. The largest factor in the fund’s underperformance relative to the Russell index was a substantial overweighting in technology stocks, which was almost five times that of the index, and out of synch with the sector’s prospects. In addition, a number of the fund’s tech holdings performed poorly, including Take Two Interactive, Ulticom, palmOne and Singapore based Flextronics. Weak results in consumer services led by a position in slot machine maker WMS Industries also detracted, as did the fund’s underweighting in the top performing energy sector. However, since assuming the fund’s management, I’ve worked to reduce the fund’s volatility and company and industry specific concentration in an effort to spread the risks more evenly. There were a few bright spots, including kids gaming software manufacturer THQ, which benefited from targeting a different customer the non core gamer than most of the other gaming companies represented in the fund. Homebuilders Lennar and Beazer Homes boosted returns when mortgage rates were low and home prices were appreciating. Elsewhere, Google and Monster Worldwide benefited from huge growth in Internet advertising, while underweight ing bank stocks paid off when short term interest rates rose, dampening banks’ revenue generating capacity. Lennar, Beazer and Google were later sold.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class A
Actual	$1,000.00	$1,055.50	$6.13
HypotheticalA	$1,000.00	$1,019.10	$6.02
Class T
Actual	$1,000.00	$1,054.40	$7.11
HypotheticalA	$1,000.00	$1,018.15	$6.98
Class B
Actual	$1,000.00	$1,051.30	$10.23
HypotheticalA	$1,000.00	$1,015.09	$10.05

	7		Annual Report

Shareholder Expense Example continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class C
Actual	$1,000.00	$1,051.30	$10.23
HypotheticalA	$1,000.00	$1,015.09	$10.05
Fidelity Value Strategies
Fund
Actual	$1,000.00	$1,056.80	$4.69
HypotheticalA	$1,000.00	$1,020.51	$4.61
Institutional Class
Actual	$1,000.00	$1,057.40	$4.13
HypotheticalA	$1,000.00	$1,021.06	$4.05

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.19%
Class T	1.38%
Class B	1.99%
Class C	1.99%
Fidelity Value Strategies Fund	91%
Institutional Class	80%

Annual Report

8

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Monster Worldwide, Inc.	2.2	1.6
Baxter International, Inc.	2.1	0.0
Domino’s Pizza, Inc.	2.0	1.7
Safeway, Inc.	1.5	0.0
Xerox Corp.	1.5	0.0
Belden CDT, Inc.	1.3	1.1
Endurance Specialty Holdings Ltd.	1.2	1.3
Halliburton Co.	1.1	0.0
McKesson Corp.	1.1	0.0
Tyco International Ltd.	1.1	0.0
	15.1
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	23.5	38.0
Consumer Discretionary	15.9	28.1
Health Care	13.3	0.5
Financials	12.3	14.7
Industrials	10.2	11.9

9 Annual Report

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 96.6%

	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – 15.9%
Auto Components 0.4%
BorgWarner, Inc.	71,300	$4,278
Lear Corp.	94,000	2,617
		6,895
Automobiles – 0.3%
Monaco Coach Corp.	120,600	1,788
Nissan Motor Co. Ltd.	360,897	3,701
		5,489
Diversified Consumer Services – 0.1%
Service Corp. International (SCI)	221,000	1,814
Hotels, Restaurants & Leisure 6.2%
Applebee’s International, Inc.	87,300	2,001
Brinker International, Inc.	292,600	11,610
Carnival Corp. unit	193,900	10,566
CBRL Group, Inc.	91,400	3,381
Domino’s Pizza, Inc.	1,481,100	37,028
Outback Steakhouse, Inc.	309,500	12,467
Rare Hospitality International, Inc. (a)	57,200	1,832
Royal Caribbean Cruises Ltd.	374,200	17,161
Wendy’s International, Inc.	55,400	2,813
WMS Industries, Inc. (a)(d)	683,200	16,964
		115,823
Household Durables – 0.6%
Leggett & Platt, Inc.	22,600	531
Matsushita Electric Industrial Co. Ltd.	153,000	3,088
Newell Rubbermaid, Inc.	289,100	6,670
		10,289
Leisure Equipment & Products – 1.5%
Brunswick Corp.	252,100	9,905
Eastman Kodak Co.	681,000	16,324
K2, Inc. (a)	242,000	2,459
		28,688
Media – 2.3%
Citadel Broadcasting Corp.	46,900	632
Clear Channel Communications, Inc.	256,400	8,348
E.W. Scripps Co. Class A	105,300	4,881
Gannett Co., Inc.	75,400	4,646
Lamar Advertising Co. Class A (a)	132,300	6,132
The New York Times Co. Class A	172,200	4,736

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – continued
Media – continued
The Reader’s Digest Association, Inc. (non-vtg.)	322,400	$5,007
Tribune Co.	151,200	4,834
Viacom, Inc. Class B (non-vtg.)	135,900	4,539
		43,755
Multiline Retail – 0.9%
Big Lots, Inc. (a)	699,400	8,596
Family Dollar Stores, Inc.	376,300	8,471
		17,067
Specialty Retail – 2.9%
AnnTaylor Stores Corp. (a)	534,500	16,211
Gap, Inc.	413,400	7,185
Hot Topic, Inc. (a)	240,000	3,720
Linens ’N Things, Inc. (a)	123,200	3,155
Pier 1 Imports, Inc.	584,600	7,424
Sports Authority, Inc. (a)	230,800	7,263
Tiffany & Co., Inc.	243,900	9,927
		54,885
Textiles, Apparel & Luxury Goods – 0.7%
Liz Claiborne, Inc.	355,200	12,389

TOTAL CONSUMER DISCRETIONARY		297,094

CONSUMER STAPLES 2.6%
Beverages – 0.2%
Coca-Cola Enterprises, Inc.	214,900	4,130
Food & Staples Retailing – 1.5%
Safeway, Inc.	1,216,600	28,286
Food Products 0.2%
Corn Products International, Inc.	121,200	2,697
TreeHouse Foods, Inc. (a)	24,380	481
		3,178
Household Products – 0.5%
Colgate-Palmolive Co.	163,900	8,936
Personal Products 0.2%
Avon Products, Inc.	141,100	3,859

TOTAL CONSUMER STAPLES		48,389

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

ENERGY 7.3%
Energy Equipment & Services – 7.3%
Baker Hughes, Inc.	172,000	$9,864
BJ Services Co.	224,900	8,243
Cooper Cameron Corp. (a)	159,500	12,701
ENSCO International, Inc.	122,300	5,792
FMC Technologies, Inc. (a)	113,700	4,672
GlobalSantaFe Corp.	124,900	5,665
Halliburton Co.	322,600	20,533
Helmerich & Payne, Inc.	172,200	9,991
Hercules Offshore, Inc. (a)	20,400	548
Nabors Industries Ltd. (a)	110,400	7,729
National Oilwell Varco, Inc. (a)	313,800	19,023
Noble Corp.	123,000	8,865
Smith International, Inc.	184,200	6,961
Transocean, Inc. (a)	144,700	9,238
Weatherford International Ltd. (a)	94,000	6,534
		136,359
Oil, Gas & Consumable Fuels – 0.0%
Double Hull Tankers, Inc.	64,900	831

TOTAL ENERGY		137,190

FINANCIALS – 12.3%
Capital Markets 1.6%
Ameriprise Financial, Inc.	34,300	1,442
Ameritrade Holding Corp. (a)	87,500	2,044
Janus Capital Group, Inc.	412,300	7,904
Lehman Brothers Holdings, Inc.	52,000	6,552
Merrill Lynch & Co., Inc.	177,400	11,783
		29,725
Commercial Banks – 1.2%
Bank of America Corp.	111,400	5,112
UnionBanCal Corp.	94,000	6,505
Wachovia Corp.	192,000	10,253
		21,870
Insurance – 5.8%
AFLAC, Inc.	222,300	10,670
AMBAC Financial Group, Inc.	133,400	10,230
Axis Capital Holdings Ltd.	328,800	9,956
Endurance Specialty Holdings Ltd.	631,100	21,741

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – continued
Insurance – continued
Genworth Financial, Inc. Class A (non-vtg.)	159,400	$5,491
Hartford Financial Services Group, Inc.	66,100	5,775
MBIA, Inc.	162,200	10,021
MetLife, Inc.	124,100	6,384
Montpelier Re Holdings Ltd.	217,600	4,271
Prudential Financial, Inc.	87,200	6,749
Scottish Re Group Ltd.	129,600	3,270
The St. Paul Travelers Companies, Inc.	198,236	9,224
United America Indemnity Ltd. Class A (a)	304,800	5,776
		109,558
Real Estate 2.1%
Alexandria Real Estate Equities, Inc.	51,800	4,351
Apartment Investment & Management Co. Class A	65,500	2,537
Digital Realty Trust, Inc.	37,100	834
Duke Realty Corp.	115,900	3,941
Equity Residential (SBI)	102,800	4,190
General Growth Properties, Inc.	199,800	9,115
Reckson Associates Realty Corp.	124,000	4,555
United Dominion Realty Trust, Inc. (SBI)	173,300	3,880
Vornado Realty Trust	65,200	5,565
		38,968
Thrifts & Mortgage Finance – 1.6%
Countrywide Financial Corp.	228,100	7,940
Fannie Mae	186,600	8,966
Freddie Mac	129,500	8,087
Hudson City Bancorp, Inc.	499,500	5,949
		30,942

TOTAL FINANCIALS		231,063

HEALTH CARE – 13.3%
Biotechnology – 0.9%
Cephalon, Inc. (a)	155,200	7,892
Charles River Laboratories International, Inc. (a)	112,700	5,135
MedImmune, Inc. (a)	99,300	3,566
		16,593
Health Care Equipment & Supplies – 4.6%
Baxter International, Inc.	985,500	38,326
Becton, Dickinson & Co.	181,900	10,592

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Health Care Equipment & Supplies – continued
CONMED Corp. (a)	85,300	$1,927
Dade Behring Holdings, Inc.	156,800	6,412
Fisher Scientific International, Inc. (a)	141,900	9,150
Hospira, Inc. (a)	46,800	2,066
Varian, Inc. (a)	321,500	13,490
Waters Corp. (a)	89,190	3,499
		85,462
Health Care Providers & Services – 6.5%
AmerisourceBergen Corp.	222,900	17,910
Community Health Systems, Inc. (a)	392,700	15,743
Emdeon Corp. (a)	429,200	3,283
HCA, Inc.	248,900	12,691
Health Net, Inc. (a)	68,100	3,475
McKesson Corp.	407,500	20,497
Omnicare, Inc.	71,500	4,072
Pediatrix Medical Group, Inc. (a)	61,600	5,209
Quest Diagnostics, Inc.	338,100	16,935
Sunrise Senior Living, Inc. (a)	156,700	5,234
Triad Hospitals, Inc. (a)	141,500	6,036
Universal Health Services, Inc. Class B	242,800	11,635
		122,720
Pharmaceuticals – 1.3%
Schering-Plough Corp.	834,000	16,113
Teva Pharmaceutical Industries Ltd. sponsored ADR	188,500	7,706
		23,819

TOTAL HEALTH CARE		248,594

INDUSTRIALS – 10.2%
Aerospace & Defense – 0.8%
EADS NV	166,000	6,151
Honeywell International, Inc.	147,900	5,404
Precision Castparts Corp.	61,500	3,136
		14,691
Airlines – 0.4%
ACE Aviation Holdings, Inc. Class A (a)	45,000	1,488
Ryanair Holdings PLC sponsored ADR (a)	115,400	5,749
		7,237

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Building Products 1.0%
American Standard Companies, Inc.	30,400	$1,158
Masco Corp.	575,600	17,136
		18,294
Commercial Services & Supplies – 3.3%
Aramark Corp. Class B	347,800	9,015
Manpower, Inc.	104,400	4,849
Monster Worldwide, Inc. (a)	1,067,609	41,527
Navigant Consulting, Inc. (a)	230,300	4,700
The Brink’s Co.	43,700	2,017
		62,108
Industrial Conglomerates – 1.1%
Tyco International Ltd.	712,900	20,332
Machinery – 2.3%
Albany International Corp. Class A	162,901	6,211
Briggs & Stratton Corp.	194,600	7,043
Harsco Corp.	97,800	6,499
Kennametal, Inc.	163,900	8,980
SPX Corp.	303,500	14,289
		43,022
Road & Rail 1.2%
Canadian National Railway Co.	123,400	9,865
CSX Corp.	67,500	3,283
Laidlaw International, Inc.	476,692	10,306
		23,454
Transportation Infrastructure 0.1%
Macquarie Infrastructure Co. Trust	74,731	2,294

TOTAL INDUSTRIALS		191,432

INFORMATION TECHNOLOGY – 23.5%
Communications Equipment – 3.8%
ADC Telecommunications, Inc. (a)	388,942	7,946
Alcatel SA sponsored ADR (a)	385,200	4,753
Belden CDT, Inc.	1,022,885	23,895
Dycom Industries, Inc. (a)	613,400	12,532
EVS Broadcast Equipment SA (d)	151,425	5,105
Motorola, Inc.	266,600	6,422

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Communications Equipment – continued
Nokia Corp. sponsored ADR	375,900	$6,420
Powerwave Technologies, Inc. (a)	304,900	3,830
		70,903
Computers & Peripherals – 2.4%
Maxtor Corp. (a)	986,800	4,006
NCR Corp. (a)	256,300	8,701
Seagate Technology	665,100	12,584
Western Digital Corp. (a)	1,267,600	18,913
		44,204
Electronic Equipment & Instruments – 5.9%
Agilent Technologies, Inc. (a)	422,500	15,066
Avnet, Inc. (a)	696,400	15,669
AVX Corp.	535,900	7,342
Celestica, Inc. (sub. vtg.) (a)	1,061,700	11,241
Flextronics International Ltd. (a)	1,852,400	19,117
Mettler-Toledo International, Inc. (a)	175,800	10,035
Molex, Inc.	308,700	8,270
Solectron Corp. (a)	1,030,800	3,701
Symbol Technologies, Inc.	1,301,900	14,881
Tech Data Corp. (a)	90,900	3,573
Tektronix, Inc.	93,600	2,395
		111,290
IT Services – 2.3%
Accenture Ltd. Class A	174,800	4,971
Affiliated Computer Services, Inc. Class A (a)	208,100	11,608
Ceridian Corp. (a)	842,900	20,230
Hewitt Associates, Inc. Class A (a)	222,600	5,714
		42,523
Office Electronics – 1.5%
Xerox Corp. (a)	1,955,000	27,761
Semiconductors & Semiconductor Equipment – 4.8%
Agere Systems, Inc. (a)	24,200	319
Amkor Technology, Inc. (a)	290,100	1,799
Applied Materials, Inc.	446,600	8,088
Applied Micro Circuits Corp. (a)	2,280,200	6,020
ASM International NV (Nasdaq) (a)	150,900	2,205
ASML Holding NV (NY Shares) (a)	586,500	11,237
DSP Group, Inc. (a)	45,600	1,186

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Semiconductors & Semiconductor Equipment – continued
Fairchild Semiconductor International, Inc. (a)	350,200	$6,072
MKS Instruments, Inc. (a)	145,800	2,751
National Semiconductor Corp.	378,800	9,803
Novellus Systems, Inc. (a)	158,400	3,908
Omnivision Technologies, Inc. (a)(d)	992,000	17,558
Samsung Electronics Co. Ltd.	16,700	9,626
Trident Microsystems, Inc. (a)	531,100	10,006
		90,578
Software 2.8%
Activision, Inc. (a)	394,444	5,250
Cadence Design Systems, Inc. (a)	351,100	6,018
Hyperion Solutions Corp. (a)	65,600	3,474
Interplay Entertainment Corp. warrants 3/30/06 (a)	675,385	0
Siebel Systems, Inc.	441,200	4,633
Take-Two Interactive Software, Inc. (a)	772,050	14,090
THQ, Inc. (a)	852,858	19,377
		52,842

TOTAL INFORMATION TECHNOLOGY		440,101

MATERIALS 4.6%
Chemicals – 2.4%
Albemarle Corp.	81,100	2,984
Ashland, Inc.	141,100	7,866
Celanese Corp. Class A	183,500	3,175
Chemtura Corp.	708,500	8,537
Cytec Industries, Inc.	160,800	7,283
Georgia Gulf Corp.	112,380	3,131
Lyondell Chemical Co.	61,325	1,559
OM Group, Inc. (a)	73,200	1,155
Spartech Corp.	284,000	6,024
Valspar Corp.	122,900	3,091
		44,805
Containers & Packaging – 1.0%
Owens Illinois, Inc. (a)	615,900	13,396
Packaging Corp. of America	215,400	4,995
		18,391
Metals & Mining – 1.2%
Alcan, Inc.	254,700	9,771

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

MATERIALS – continued
Metals & Mining – continued
Alcoa, Inc.	313,900	$8,604
Nucor Corp.	59,500	3,991
		22,366

TOTAL MATERIALS		85,562

TELECOMMUNICATION SERVICES – 3.1%
Diversified Telecommunication Services – 1.7%
Alaska Communication Systems Group, Inc. (d)	330,200	3,305
AT&T, Inc.	239,100	5,956
BellSouth Corp.	225,700	6,153
Citizens Communications Co.	403,500	5,266
Cogent Communications Group, Inc. (a)	184,300	999
Iowa Telecommunication Services, Inc.	312,201	5,261
Verizon Communications, Inc.	185,300	5,926
		32,866
Wireless Telecommunication Services – 1.4%
ALLTEL Corp.	88,200	5,894
American Tower Corp. Class A (a)	160,245	4,373
Dobson Communications Corp. Class A (a)	561,900	4,141
Motient Corp. (a)	148,400	2,812
Sprint Nextel Corp.	354,100	8,867
		26,087

TOTAL TELECOMMUNICATION SERVICES		58,953

UTILITIES – 3.8%
Electric Utilities – 1.8%
Edison International	259,400	11,704
Entergy Corp.	115,900	8,113
Exelon Corp.	124,000	6,453
PPL Corp.	273,800	8,050
		34,320
Independent Power Producers & Energy Traders – 1.3%
AES Corp. (a)	325,600	5,135
Constellation Energy Group, Inc.	80,400	4,260
NRG Energy, Inc. (a)	155,600	6,795
TXU Corp.	83,900	8,611
		24,801

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

UTILITIES – continued
Multi-Utilities – 0.7%
PG&E Corp.	215,900	$7,941
Public Service Enterprise Group, Inc.	78,100	4,898
		12,839

TOTAL UTILITIES		71,960

TOTAL COMMON STOCKS
(Cost $1,657,126)		1,810,338

Convertible Preferred Stocks 0.0%

INFORMATION TECHNOLOGY – 0.0%
Communications Equipment – 0.0%
Chorum Technologies, Inc. Series E (a)(e)	2,400	0
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $36)		0

Money Market Funds 4.9%

Fidelity Cash Central Fund, 4.08% (b)	69,737,832	69,738
Fidelity Securities Lending Cash Central Fund,
4.09% (b)(c)	22,678,945	22,679
TOTAL MONEY MARKET FUNDS
(Cost $92,417)		92,417

TOTAL INVESTMENT PORTFOLIO 101.5%
(Cost $1,749,579)		1,902,755

NET OTHER ASSETS – (1.5)%		(28,425)
NET ASSETS 100%		$1,874,330

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

(e) Restricted securities – Investment in
securities not registered under the
Securities Act of 1933 (excluding 144A
issues). At the end of the period, the
value of restricted securities (excluding
144A issues) amounted to $0 or 0.0% of
net assets.

Additional information on each holding is as follows:

	Acquisition	Acquisition
Security	Date	Cost (000s)
Chorum
Technologies, Inc.
Series E	9/19/00	$41

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Income received
Fund	(Amounts in thousands)
Fidelity Cash Central Fund	$1,466
Fidelity Securities Lending Cash Central Fund	1,020
Total	$2,486

Other Affiliated Issuers

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

	Value,				Value,
Affiliate	beginning		Sales	Dividend	end of
(Amounts in thousands)	of period	Purchases	Proceeds	Income	period
Actuate Corp.	$9,421	$—	$8,362	$—	$—
Big Dog Holdings, Inc.	6,431	—	6,167	—	—
Carmike Cinemas, Inc.	31,236	—	25,210	390	—
Hi/fn, Inc.	9,600	—	6,838	—	—
Interwoven, Inc.	21,962	2,109	18,471	—	—
Jack in the Box, Inc. .	68,233	—	68,841	—	—
MapInfo Corp.	16,440	—	15,059	—	—

See accompanying notes which are an integral part of the financial statements.

Annual Report 20

	Value,				Value,
Affiliate	beginning		Sales	Dividend	end of
(Amounts in thousands)	of period	Purchases	Proceeds	Income	period
Performance
Technologies, Inc.	8,721	—	6,667	—	—
Selectica, Inc.	7,963	—	6,258	—	—
Take Two Interactive
Software, Inc.	98,426		82,561	—	—
TB Wood’s Corp	1,416	—	1,413	—	—
Terayon
Communication
Systems, Inc	14,162	—	22,543	—	—
THQ, Inc.	63,733	2,590	84,000	—	—
U.S. Concrete, Inc.	16,837	—	15,316	—	—
Vignette Corp	27,557	496	26,554	—	—
WMS Industries, Inc. .	68,441	—	46,838	—	—
Total	$470,579	$ 31,253	$415,040	$390	$—

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	88.1%
Bermuda	2.2%
Cayman Islands	2.0%
Canada	1.7%
Netherlands	1.0%
Singapore	1.0%
Others (individually less than 1%) .	4.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		November 30, 2005

Assets
Investment in securities, at value (including securities
loaned of $22,487) See accompanying schedule:
Unaffiliated issuers (cost $1,657,162)	$1,810,338
Affiliated Central Funds (cost $92,417)	92,417
Total Investments (cost $1,749,579)		$1,902,755
Cash		225
Receivable for investments sold		5,644
Receivable for fund shares sold		1,662
Dividends receivable		1,836
Interest receivable		185
Prepaid expenses		11
Other receivables		122
Total assets		1,912,440

Liabilities
Payable to custodian bank	$197
Payable for investments purchased	6,838
Payable for fund shares redeemed	6,075
Accrued management fee	881
Distribution fees payable	738
Other affiliated payables	470
Other payables and accrued expenses	232
Collateral on securities loaned, at value	22,679
Total liabilities		38,110

Net Assets		$1,874,330
Net Assets consist of:
Paid in capital		$1,267,849
Accumulated net investment loss		(1,062)
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		454,367
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		153,176
Net Assets		$1,874,330

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Statement of Assets and Liabilities continued
Amounts in thousands (except per share amounts)	November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($312,314 ÷ 8,825 shares)	$35.39
Maximum offering price per share (100/94.25 of $35.39)	$37.55
Class T:
Net Asset Value and redemption price per share
($930,095 ÷ 25,794 shares)	$36.06
Maximum offering price per share (100/96.50 of $36.06)	$37.37
Class B:
Net Asset Value and offering price per share ($244,157
÷ 7,180 shares)A	$34.01
Class C:
Net Asset Value and offering price per share ($107,644
÷ 3,182 shares)A	$33.83
Fidelity Value Strategies Fund:
Net Asset Value, offering price and redemption price per
share ($171,460 ÷ 4,542 shares)	$37.75
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($108,660 ÷ 2,951 shares)	$36.82
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Statements continued

Statement of Operations
Amounts in thousands	Year ended November 30, 2005

Investment Income
Dividends (including $390 received from other affiliated
issuers)		$20,325
Interest		1,917
Income from affiliated Central Funds		2,486
Total income		24,728

Expenses
Management fee	$11,577
Transfer agent fees	5,436
Distribution fees	9,796
Accounting and security lending fees	680
Independent trustees’ compensation	10
Custodian fees and expenses	86
Registration fees	137
Audit	54
Legal	10
Interest	27
Miscellaneous	250
Total expenses before reductions	28,063
Expense reductions	(1,155)	26,908

Net investment income (loss)		(2,180)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	383,227
Other affiliated issuers	72,496
Foreign currency transactions	(5)
Total net realized gain (loss)		455,718
Change in net unrealized appreciation (depreciation) on:
Investment securities	(342,731)
Assets and liabilities in foreign currencies	(22)
Total change in net unrealized appreciation
(depreciation)		(342,753)
Net gain (loss)		112,965
Net increase (decrease) in net assets resulting from
operations		$110,785

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Statement of Changes in Net Assets
	Year ended	Year ended
	November 30,	November 30,
Amounts in thousands	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(2,180)	$(11,049)
Net realized gain (loss)	455,718	96,729
Change in net unrealized appreciation (depreciation) .	(342,753)	56,876
Net increase (decrease) in net assets resulting
from operations	110,785	142,556
Distributions to shareholders from net realized gain	(16,209)	—
Share transactions - net increase (decrease)	(379,736)	93,177
Total increase (decrease) in net assets	(285,160)	235,733

Net Assets
Beginning of period	2,159,490	1,923,757
End of period (including accumulated net investment
loss of $1,062 and undistributed net investment
income of $783, respectively)	$1,874,330	$2,159,490

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights Class A

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 33.58	$ 30.95	$ 21.74	$ 24.77	$23.42
Income from Investment
Operations
Net investment income (loss)C	03	(.10)	(.08)	.02E	(.10)
Net realized and unrealized
gain (loss)	2.04	2.73	9.29	(2.82)E	2.75
Total from investment operations	2.07	2.63	9.21	(2.80)	2.65
Distributions from net realized
gain	(.26)	—	—	(.23)	(1.30)
Net asset value, end of period	$ 35.39	$ 33.58	$ 30.95	$ 21.74	$24.77
Total ReturnA,B	6.19%	8.50%	42.36%	(11.46)%	11.90%
Ratios to Average Net AssetsD
Expenses before reductions	1.19%	1.18%	1.21%	1.24%	1.17%
Expenses net of fee waivers, if
any	1.19%	1.18%	1.21%	1.24%	1.17%
Expenses net of all reductions	1.13%	1.17%	1.18%	1.17%	1.16%
Net investment income (loss)	09%	(.30)%	(.35)%	.07%E	(.39)%
Supplemental Data
Net assets, end of period (in
millions)	$ 312	$ 299	$ 238	$ 129	$89
Portfolio turnover rate	105%	26%	32%	49%	31%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights Class T

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$34.28	$ 31.65	$ 22.28	$25.36	$23.91
Income from Investment
Operations
Net investment income (loss)C .	(.03)	(.16)	(.13)	(.03)E	(.15)
Net realized and unrealized
gain (loss)	2.07	2.79	9.50	(2.90)E	2.81
Total from investment operations .	2.04	2.63	9.37	(2.93)	2.66
Distributions from net realized
gain	(.26)	—	—	(.15)	(1.21)
Net asset value, end of period	$36.06	$ 34.28	$ 31.65	$22.28	$25.36
Total ReturnA,B	5.97%	8.31%	42.06%	(11.66)%	11.65%
Ratios to Average Net AssetsD
Expenses before reductions	1.37%	1.38%	1.41%	1.42%	1.36%
Expenses net of fee waivers, if
any	1.37%	1.38%	1.41%	1.42%	1.36%
Expenses net of all reductions .	1.32%	1.36%	1.38%	1.35%	1.34%
Net investment income (loss)	(.10)%	(.50)%	(.54)%	(.12)%E	(.58)%
Supplemental Data
Net assets, end of period (in
millions)	$930	$ 1,107	$ 1,127	$710	$667
Portfolio turnover rate	105%	26%	32%	49%	31%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights Class B

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 32.54	$ 30.24	$ 21.42	$ 24.45	$ 23.08
Income from Investment
Operations
Net investment income (loss)C .	(.23)	(.35)	(.27)	(.16)E	(.28)
Net realized and unrealized
gain (loss)	1.96	2.65	9.09	(2.80)E	2.71
Total from investment operations .	1.73	2.30	8.82	(2.96)	2.43
Distributions from net realized
gain	(.26)	—	—	(.07)	(1.06)
Net asset value, end of period	$ 34.01	$ 32.54	$ 30.24	$ 21.42	$ 24.45
Total ReturnA,B	5.33%	7.61%	41.18%	(12.16)%	10.97%
Ratios to Average Net AssetsD
Expenses before reductions	1.98%	2.02%	2.04%	2.03%	1.93%
Expenses net of fee waivers, if
any	1.98%	2.02%	2.04%	2.03%	1.93%
Expenses net of all reductions .	1.93%	2.00%	2.01%	1.97%	1.92%
Net investment income (loss)	(.71)%	(1.14)%	(1.17)%	(.73)%E	(1.16)%
Supplemental Data
Net assets, end of period (in
millions)	$ 244	$ 301	$ 290	$ 196	$ 172
Portfolio turnover rate	105%	26%	32%	49%	31%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Financial Highlights Class C

Years ended November 30,	2005	2004	2003	2002	2001H
Selected Per Share Data
Net asset value, beginning of
period	$ 32.37	$ 30.07	$ 21.29	$24.47	$26.45
Income from Investment
Operations
Net investment income (loss)E	(.23)	(.33)	(.26)	(.15)G	(.07)
Net realized and unrealized
gain (loss)	1.95	2.63	9.04	(2.78)G	(1.91)
Total from investment operations	1.72	2.30	8.78	(2.93)	(1.98)
Distributions from net realized
gain	(.26)	—	—	(.25)	—
Net asset value, end of period .	$ 33.83	$ 32.37	$ 30.07	$21.29	$24.47
Total ReturnB,C,D	5.33%	7.65%	41.24%	(12.15)%	(7.49)%
Ratios to Average Net AssetsF
Expenses before reductions	1.98%	1.97%	1.99%	2.01%	1.87%A
Expenses net of fee waivers, if
any	1.98%	1.97%	1.99%	2.01%	1.87%A
Expenses net of all reductions	1.93%	1.96%	1.97%	1.94%	1.86%A
Net investment income (loss) .	(.71)%	(1.10)%	(1.13)%	(.71)%G	(1.10)%A
Supplemental Data
Net assets, end of period (in
millions)	$ 108	$ 136	$ 106	$53	$21
Portfolio turnover rate	105%	26%	32%	49%	31%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
G Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
H For the period August 16, 2001 (commencement of sale of shares) to November 30, 2001.

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Highlights Fidelity Value Strategies Fund

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 35.71	$ 32.81	$22.95	$26.05	$24.53
Income from Investment
Operations
Net investment income (loss)B	14	—E	.02	.12D	—E
Net realized and unrealized
gain (loss)	2.16	2.90	9.84	(2.96)D	2.86
Total from investment operations	2.30	2.90	9.86	(2.84)	2.86
Distributions from net investment
income	—	—	—	—	(.02)
Distributions from net realized
gain	(.26)	—	—	(.26)	(1.32)
Total distributions	(.26)	—	—	(.26)	(1.34)
Net asset value, end of period	$ 37.75	$ 35.71	$32.81	$22.95	$26.05
Total ReturnA	6.46%	8.84%	42.96%	(11.06)%	12.26%
Ratios to Average Net AssetsC
Expenses before reductions	89%	.87%	.79%	.80%	.79%
Expenses net of fee waivers, if
any	89%	.87%	.79%	.80%	.79%
Expenses net of all reductions	83%	.86%	.76%	.73%	.77%
Net investment income (loss)	39%	.00%	.08%	.50%D	(.01)%
Supplemental Data
Net assets, end of period (in
millions)	$ 171	$ 185	$22	$16	$19
Portfolio turnover rate	105%	26%	32%	49%	31%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
D Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Financial Highlights Institutional Class

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 34.80	$ 31.95	$ 22.36	$25.42	$23.96
Income from Investment
Operations
Net investment income (loss)B	17.03		.01	.10D	(.02)
Net realized and unrealized
gain (loss)	2.11	2.82	9.58	(2.89)D	2.83
Total from investment operations	2.28	2.85	9.59	(2.79)	2.81
Distributions from net investment
income	—	—	—	—	(.03)
Distributions from net realized
gain	(.26)	—	—	(.27)	(1.32)
Total distributions	(.26)	—	—	(.27)	(1.35)
Net asset value, end of period	$ 36.82	$ 34.80	$ 31.95	$22.36	$25.42
Total ReturnA	6.58%	8.92%	42.89%	(11.15)%	12.35%
Ratios to Average Net AssetsC
Expenses before reductions	80%	.79%	.83%	.87%	.84%
Expenses net of fee waivers, if
any	80%	.79%	.83%	.87%	.84%
Expenses net of all reductions	74%	.78%	.81%	.80%	.83%
Net investment income (loss)	48%	.08%	.03%	.44%D	(.06)%
Supplemental Data
Net assets, end of period (in
millions)	$ 109	$ 131	$ 141	$65	$47
Portfolio turnover rate	105%	26%	32%	49%	31%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
D Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Notes to Financial Statements

For the period ended November 30, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Value Strategies Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is regis tered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Fidelity Value Strategies Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privi leges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain ex pense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds), which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

32

1. Significant Accounting Policies continued
Security Valuation continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties markets, reviewing developments in foreign markets and evaluating the perfor mance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes

33 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

1. Significant Accounting Policies continued
Investment Transactions and Income continued

coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, prior period premium and discount on debt securities, market discount, and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation		$220,325
Unrealized depreciation		(69,667)
Net unrealized appreciation (depreciation)		150,658
Undistributed ordinary income		101
Undistributed long term capital gain		387,087

Cost for federal income tax purposes		$1,752,097

The tax character of distributions paid was as follows:
	November 30, 2005		November 30, 2004
Long term Capital Gains		$16,209	$—

Annual Report	34

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $2,078,582 and $2,533,468, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the

35 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued
Distribution and Service Plan continued

Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$764	$4
Class T	25%	.25%	5,106	42
Class B	75%	.25%	2,712	2,035
Class C	75%	.25%	1,214	203
			$9,796	$2,284

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$143
Class T	55
Class B*	619
Class C*	20
$837

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund, except for Fidelity Value Strategies Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Value Strategies shares. FIIOC and FSC receive account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective

Annual Report

36

4. Fees and Other Transactions with Affiliates continued
Transfer Agent Fees continued

classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of sharehold er reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A		$928.30
Class T		2,459.24
Class B		948.35
Class C		424.35
Fidelity Value Strategies Fund		479.26
Institutional Class		198.16
	$5,436

Accounting and Security Lending Fees. FSC maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $220 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:

			Interest Earned
Borrower or	Average Daily	Weighted Average	(included in
Lender	Loan Balance	Interest Rate	interest income)	Interest Expense
Borrower	$11,627	3.00%	—	$26

37 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short term liquidity purposes. The fund has agreed to pay com mitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank’s base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $2,598. The weighted average interest rate was 3.25% . At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,150 for the period. In addition, through arrange ments with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period,

Annual Report

38

8. Expense Reductions - continued

these credits reduced the fund’s custody expenses by $2. During the period, credits re duced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Fidelity Value Strategies Fund	$ 3

9. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended November 30,	2005	2004
From net realized gain
Class A	$2,289	$—
Class T	8,174	—
Class B	2,340	—
Class C	1,075	—
Fidelity Value Strategies Fund	1,386	—
Institutional Class	945	—
Total	$16,209	$—

39 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2005	2004	2005	2004
Class A
Shares sold	2,888	4,586	$97,636	$144,919
Reinvestment of distributions	64	—	2,172	—
Shares redeemed	(3,034)	(3,378)	(102,624)	(104,408)
Net increase (decrease)	(82)	1,208	$(2,816)	$40,511
Class T
Shares sold	5,968	14,187	$205,057	$461,357
Reinvestment of distributions	223	—	7,710	—
Shares redeemed	(12,684)	(17,509)	(437,743)	(560,918)
Net increase (decrease)	(6,493)	(3,322)	$(224,976)	$(99,561)
Class B
Shares sold	573	1,829	$18,660	$56,577
Reinvestment of distributions	66	—	2,149	—
Shares redeemed	(2,704)	(2,159)	(88,092)	(65,623)
Net increase (decrease)	(2,065)	(330)	$(67,283)	$(9,046)
Class C
Shares sold	644	1,844	$20,902	$56,769
Reinvestment of distributions	31	—	996	—
Shares redeemed	(1,708)	(1,163)	(54,688)	(35,100)
Net increase (decrease)	(1,033)	681	$(32,790)	$21,669
Fidelity Value Strategies Fund
Shares sold	2,457	8,218	$88,574	$279,281
Reinvestment of distributions	37	—	1,326	—
Shares redeemed	(3,142)	(3,695)	(112,926)	(120,650)
Net increase (decrease)	(648)	4,523	$(23,026)	$158,631
Institutional Class
Shares sold	658	1,513	$23,041	$50,037
Reinvestment of distributions	17	—	585	—
Shares redeemed	(1,490)	(2,152)	(52,471)	(69,064)
Net increase (decrease)	(815)	(639)	$(28,845)	$(19,027)

Annual Report

40

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of November 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts January 17, 2006

41 Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Annual Report

42

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Value Strategies

(2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR

(2005 present). Previously, Mr. Jonas served as President of Fidelity En terprise Operations and Risk Services (2004 2005), Chief Administra tive Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

43 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). Dur ing his tenure with CIT Group Inc. Mr. Gamper served in numerous se nior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Annual Report

44

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

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46

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

47 Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Value Strategies. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Rich Fentin (50)

Year of Election or Appointment: 2005

Vice President of Advisor Value Strategies. Mr. Fentin serves as Vice President of other funds advised by FMR. Prior to his current responsi bilities, Mr. Fentin has worked as a research analyst, portfolio assistant and manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Value Strategies. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Manage ment & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

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48

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Value Strategies. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Value Strategies. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Invest ments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Value Strategies. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Value Strategies. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Op erating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Value Strategies. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

49 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Value Strategies. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Value Strategies. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an em ployee of FMR (2004). Before joining Fidelity Investments, Ms. Monas terio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Value Strategies. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s de partment of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accoun tant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value Strategies. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1986

Assistant Treasurer of Advisor Value Strategies. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

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50

Name, Age; Principal Occupation Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Value Strategies. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Value Strategies. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value Strategies. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Previously, Mr. Ryan served as Vice Pres ident of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value Strategies. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Invest ments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

51 Annual Report

Distributions

The Board of Trustees of Advisor Value Strategies Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and divi dends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/19/2005	12/16/2005	$0.1470	$7.05
	01/09/2006	01/06/2006	—	$0.30

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended November 30, 2005, $420,554,171, or, if subsequently deter mined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended November 30, 2004, $15,977,568, or, if subsequently deter mined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

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52

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000
Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000

	# of	% of
	Votes	Votes

Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Value Strategies Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

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54

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

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Board Approval of Investment Advisory Contracts and Management Fees continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class B and the retail class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class B and the retail class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

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56

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the retail class of the fund was in the third quartile for the one year period and the first quartile for the three and five year periods. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

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Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each class’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of

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Board Approval of Investment Advisory Contracts and Management Fees continued

fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund

Annual Report

60

profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

61 Annual Report

Annual Report

62

63 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
(U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
Brown Brothers Harriman & Co.
Boston, MA

ISO-UANN-0106 1.786702.102

Fidelity Value Strategies Fund

(A Class of Fidelity® Advisor Value Strategies Fund)

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	10	A complete list of the fund’s investments
		with their market values.
Financial Statements	22	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	32	Notes to the financial statements.
Report of Independent	41
Registered Public
Accounting Firm
Trustees and Officers	42
Distributions	52
Proxy Voting Results	53
Board Approval of	54
Investment Advisory
Contracts and
Management Fees

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Annual Report 2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.fidelity.com/holdings.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of Fidelity Value Strategies Fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Past 10
	year	years	years
Fidelity Value Strategies FundA,B	6.46%	10.59%	10.89%

A Total returns do not include the effect of the 3.50% sales load which was eliminated as of
September 30, 1998.
B Prior to July 1, 1999, the fund operated under certain different investment policies. Accordingly, the fund’s historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Value Strategies Fund on November 30, 1995. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from Richard Fentin, Portfolio Manager of Fidelity Value Strategies Fund

Numerous events unfolded during the 12 month period ending November 30, 2005, that were major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index, the NASDAQ Composite® Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44%, the NASDAQ® rose 7.28% and the Dow advanced 6.07%, threatening to eclipse the 11,000 threshold for the first time since 2001.

During the past year, the fund returned 6.46%, while the Russell® Midcap Value Index and the LipperSM Mid Cap Funds Average rose 15.89% and 13.30%, respectively. The largest factor in the fund’s underperformance relative to the Russell index was a substantial overweighting in technology stocks, which was almost five times that of the index, and out of synch with the sector’s prospects. In addition, a number of the fund’s tech holdings performed poorly, including Take Two Interactive, Ulticom, palmOne and Singapore based Flextronics. Weak results in consumer services led by a position in slot machine maker WMS Industries also detracted, as did the fund’s underweighting in energy stocks, the top performing market sector during the period. However, since assuming the fund’s management, I’ve worked to reduce the fund’s volatility and company and industry specific concentration in an effort to spread the risks more evenly. There were a few bright spots during the period, including kids gaming software manufacturer THQ, which benefited from targeting a different customer the non core gamer than most of the other gaming companies represented in the fund. Homebuilders Lennar and Beazer Homes boosted returns when mortgage rates were low and home prices were appreciating. Elsewhere, Google and Monster Worldwide benefited from huge growth in Internet adver tising, while underweighting bank stocks paid off when short term interest rates rose, dampening banks’ revenue generating capacity. Lennar, Beazer and Google were later sold.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class A
Actual	$1,000.00	$1,055.50	$6.13
HypotheticalA	$1,000.00	$1,019.10	$6.02
Class T
Actual	$1,000.00	$1,054.40	$7.11
HypotheticalA	$1,000.00	$1,018.15	$6.98
Class B
Actual	$1,000.00	$1,051.30	$10.23
HypotheticalA	$1,000.00	$1,015.09	$10.05

	7		Annual Report

Shareholder Expense Example continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Class C
Actual	$1,000.00	$1,051.30	$10.23
HypotheticalA	$1,000.00	$1,015.09	$10.05
Fidelity Value Strategies
Fund
Actual	$1,000.00	$1,056.80	$4.69
HypotheticalA	$1,000.00	$1,020.51	$4.61
Institutional Class
Actual	$1,000.00	$1,057.40	$4.13
HypotheticalA	$1,000.00	$1,021.06	$4.05

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.19%
Class T	1.38%
Class B	1.99%
Class C	1.99%
Fidelity Value Strategies Fund	91%
Institutional Class	80%

Annual Report

8

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Monster Worldwide, Inc.	2.2	1.6
Baxter International, Inc.	2.1	0.0
Domino’s Pizza, Inc.	2.0	1.7
Safeway, Inc.	1.5	0.0
Xerox Corp.	1.5	0.0
Belden CDT, Inc.	1.3	1.1
Endurance Specialty Holdings Ltd.	1.2	1.3
Halliburton Co.	1.1	0.0
McKesson Corp.	1.1	0.0
Tyco International Ltd.	1.1	0.0
	15.1
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	23.5	38.0
Consumer Discretionary	15.9	28.1
Health Care	13.3	0.5
Financials	12.3	14.7
Industrials	10.2	11.9

9 Annual Report

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 96.6%

	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – 15.9%
Auto Components 0.4%
BorgWarner, Inc.	71,300	$4,278
Lear Corp.	94,000	2,617
		6,895
Automobiles – 0.3%
Monaco Coach Corp.	120,600	1,788
Nissan Motor Co. Ltd.	360,897	3,701
		5,489
Diversified Consumer Services – 0.1%
Service Corp. International (SCI)	221,000	1,814
Hotels, Restaurants & Leisure 6.2%
Applebee’s International, Inc.	87,300	2,001
Brinker International, Inc.	292,600	11,610
Carnival Corp. unit	193,900	10,566
CBRL Group, Inc.	91,400	3,381
Domino’s Pizza, Inc.	1,481,100	37,028
Outback Steakhouse, Inc.	309,500	12,467
Rare Hospitality International, Inc. (a)	57,200	1,832
Royal Caribbean Cruises Ltd.	374,200	17,161
Wendy’s International, Inc.	55,400	2,813
WMS Industries, Inc. (a)(d)	683,200	16,964
		115,823
Household Durables – 0.6%
Leggett & Platt, Inc.	22,600	531
Matsushita Electric Industrial Co. Ltd.	153,000	3,088
Newell Rubbermaid, Inc.	289,100	6,670
		10,289
Leisure Equipment & Products – 1.5%
Brunswick Corp.	252,100	9,905
Eastman Kodak Co.	681,000	16,324
K2, Inc. (a)	242,000	2,459
		28,688
Media – 2.3%
Citadel Broadcasting Corp.	46,900	632
Clear Channel Communications, Inc.	256,400	8,348
E.W. Scripps Co. Class A	105,300	4,881
Gannett Co., Inc.	75,400	4,646
Lamar Advertising Co. Class A (a)	132,300	6,132
The New York Times Co. Class A	172,200	4,736

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – continued
Media – continued
The Reader’s Digest Association, Inc. (non-vtg.)	322,400	$5,007
Tribune Co.	151,200	4,834
Viacom, Inc. Class B (non-vtg.)	135,900	4,539
		43,755
Multiline Retail – 0.9%
Big Lots, Inc. (a)	699,400	8,596
Family Dollar Stores, Inc.	376,300	8,471
		17,067
Specialty Retail – 2.9%
AnnTaylor Stores Corp. (a)	534,500	16,211
Gap, Inc.	413,400	7,185
Hot Topic, Inc. (a)	240,000	3,720
Linens ’N Things, Inc. (a)	123,200	3,155
Pier 1 Imports, Inc.	584,600	7,424
Sports Authority, Inc. (a)	230,800	7,263
Tiffany & Co., Inc.	243,900	9,927
		54,885
Textiles, Apparel & Luxury Goods – 0.7%
Liz Claiborne, Inc.	355,200	12,389

TOTAL CONSUMER DISCRETIONARY		297,094

CONSUMER STAPLES 2.6%
Beverages – 0.2%
Coca-Cola Enterprises, Inc.	214,900	4,130
Food & Staples Retailing – 1.5%
Safeway, Inc.	1,216,600	28,286
Food Products 0.2%
Corn Products International, Inc.	121,200	2,697
TreeHouse Foods, Inc. (a)	24,380	481
		3,178
Household Products – 0.5%
Colgate-Palmolive Co.	163,900	8,936
Personal Products 0.2%
Avon Products, Inc.	141,100	3,859

TOTAL CONSUMER STAPLES		48,389

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

ENERGY 7.3%
Energy Equipment & Services – 7.3%
Baker Hughes, Inc.	172,000	$9,864
BJ Services Co.	224,900	8,243
Cooper Cameron Corp. (a)	159,500	12,701
ENSCO International, Inc.	122,300	5,792
FMC Technologies, Inc. (a)	113,700	4,672
GlobalSantaFe Corp.	124,900	5,665
Halliburton Co.	322,600	20,533
Helmerich & Payne, Inc.	172,200	9,991
Hercules Offshore, Inc. (a)	20,400	548
Nabors Industries Ltd. (a)	110,400	7,729
National Oilwell Varco, Inc. (a)	313,800	19,023
Noble Corp.	123,000	8,865
Smith International, Inc.	184,200	6,961
Transocean, Inc. (a)	144,700	9,238
Weatherford International Ltd. (a)	94,000	6,534
		136,359
Oil, Gas & Consumable Fuels – 0.0%
Double Hull Tankers, Inc.	64,900	831

TOTAL ENERGY		137,190

FINANCIALS – 12.3%
Capital Markets 1.6%
Ameriprise Financial, Inc.	34,300	1,442
Ameritrade Holding Corp. (a)	87,500	2,044
Janus Capital Group, Inc.	412,300	7,904
Lehman Brothers Holdings, Inc.	52,000	6,552
Merrill Lynch & Co., Inc.	177,400	11,783
		29,725
Commercial Banks – 1.2%
Bank of America Corp.	111,400	5,112
UnionBanCal Corp.	94,000	6,505
Wachovia Corp.	192,000	10,253
		21,870
Insurance – 5.8%
AFLAC, Inc.	222,300	10,670
AMBAC Financial Group, Inc.	133,400	10,230
Axis Capital Holdings Ltd.	328,800	9,956
Endurance Specialty Holdings Ltd.	631,100	21,741

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – continued
Insurance – continued
Genworth Financial, Inc. Class A (non-vtg.)	159,400	$5,491
Hartford Financial Services Group, Inc.	66,100	5,775
MBIA, Inc.	162,200	10,021
MetLife, Inc.	124,100	6,384
Montpelier Re Holdings Ltd.	217,600	4,271
Prudential Financial, Inc.	87,200	6,749
Scottish Re Group Ltd.	129,600	3,270
The St. Paul Travelers Companies, Inc.	198,236	9,224
United America Indemnity Ltd. Class A (a)	304,800	5,776
		109,558
Real Estate 2.1%
Alexandria Real Estate Equities, Inc.	51,800	4,351
Apartment Investment & Management Co. Class A	65,500	2,537
Digital Realty Trust, Inc.	37,100	834
Duke Realty Corp.	115,900	3,941
Equity Residential (SBI)	102,800	4,190
General Growth Properties, Inc.	199,800	9,115
Reckson Associates Realty Corp.	124,000	4,555
United Dominion Realty Trust, Inc. (SBI)	173,300	3,880
Vornado Realty Trust	65,200	5,565
		38,968
Thrifts & Mortgage Finance – 1.6%
Countrywide Financial Corp.	228,100	7,940
Fannie Mae	186,600	8,966
Freddie Mac	129,500	8,087
Hudson City Bancorp, Inc.	499,500	5,949
		30,942

TOTAL FINANCIALS		231,063

HEALTH CARE – 13.3%
Biotechnology – 0.9%
Cephalon, Inc. (a)	155,200	7,892
Charles River Laboratories International, Inc. (a)	112,700	5,135
MedImmune, Inc. (a)	99,300	3,566
		16,593
Health Care Equipment & Supplies – 4.6%
Baxter International, Inc.	985,500	38,326
Becton, Dickinson & Co.	181,900	10,592

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Health Care Equipment & Supplies – continued
CONMED Corp. (a)	85,300	$1,927
Dade Behring Holdings, Inc.	156,800	6,412
Fisher Scientific International, Inc. (a)	141,900	9,150
Hospira, Inc. (a)	46,800	2,066
Varian, Inc. (a)	321,500	13,490
Waters Corp. (a)	89,190	3,499
		85,462
Health Care Providers & Services – 6.5%
AmerisourceBergen Corp.	222,900	17,910
Community Health Systems, Inc. (a)	392,700	15,743
Emdeon Corp. (a)	429,200	3,283
HCA, Inc.	248,900	12,691
Health Net, Inc. (a)	68,100	3,475
McKesson Corp.	407,500	20,497
Omnicare, Inc.	71,500	4,072
Pediatrix Medical Group, Inc. (a)	61,600	5,209
Quest Diagnostics, Inc.	338,100	16,935
Sunrise Senior Living, Inc. (a)	156,700	5,234
Triad Hospitals, Inc. (a)	141,500	6,036
Universal Health Services, Inc. Class B	242,800	11,635
		122,720
Pharmaceuticals – 1.3%
Schering-Plough Corp.	834,000	16,113
Teva Pharmaceutical Industries Ltd. sponsored ADR	188,500	7,706
		23,819

TOTAL HEALTH CARE		248,594

INDUSTRIALS – 10.2%
Aerospace & Defense – 0.8%
EADS NV	166,000	6,151
Honeywell International, Inc.	147,900	5,404
Precision Castparts Corp.	61,500	3,136
		14,691
Airlines – 0.4%
ACE Aviation Holdings, Inc. Class A (a)	45,000	1,488
Ryanair Holdings PLC sponsored ADR (a)	115,400	5,749
		7,237

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Building Products 1.0%
American Standard Companies, Inc.	30,400	$1,158
Masco Corp.	575,600	17,136
		18,294
Commercial Services & Supplies – 3.3%
Aramark Corp. Class B	347,800	9,015
Manpower, Inc.	104,400	4,849
Monster Worldwide, Inc. (a)	1,067,609	41,527
Navigant Consulting, Inc. (a)	230,300	4,700
The Brink’s Co.	43,700	2,017
		62,108
Industrial Conglomerates – 1.1%
Tyco International Ltd.	712,900	20,332
Machinery – 2.3%
Albany International Corp. Class A	162,901	6,211
Briggs & Stratton Corp.	194,600	7,043
Harsco Corp.	97,800	6,499
Kennametal, Inc.	163,900	8,980
SPX Corp.	303,500	14,289
		43,022
Road & Rail 1.2%
Canadian National Railway Co.	123,400	9,865
CSX Corp.	67,500	3,283
Laidlaw International, Inc.	476,692	10,306
		23,454
Transportation Infrastructure 0.1%
Macquarie Infrastructure Co. Trust	74,731	2,294

TOTAL INDUSTRIALS		191,432

INFORMATION TECHNOLOGY – 23.5%
Communications Equipment – 3.8%
ADC Telecommunications, Inc. (a)	388,942	7,946
Alcatel SA sponsored ADR (a)	385,200	4,753
Belden CDT, Inc.	1,022,885	23,895
Dycom Industries, Inc. (a)	613,400	12,532
EVS Broadcast Equipment SA (d)	151,425	5,105
Motorola, Inc.	266,600	6,422

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Communications Equipment – continued
Nokia Corp. sponsored ADR	375,900	$6,420
Powerwave Technologies, Inc. (a)	304,900	3,830
		70,903
Computers & Peripherals – 2.4%
Maxtor Corp. (a)	986,800	4,006
NCR Corp. (a)	256,300	8,701
Seagate Technology	665,100	12,584
Western Digital Corp. (a)	1,267,600	18,913
		44,204
Electronic Equipment & Instruments – 5.9%
Agilent Technologies, Inc. (a)	422,500	15,066
Avnet, Inc. (a)	696,400	15,669
AVX Corp.	535,900	7,342
Celestica, Inc. (sub. vtg.) (a)	1,061,700	11,241
Flextronics International Ltd. (a)	1,852,400	19,117
Mettler-Toledo International, Inc. (a)	175,800	10,035
Molex, Inc.	308,700	8,270
Solectron Corp. (a)	1,030,800	3,701
Symbol Technologies, Inc.	1,301,900	14,881
Tech Data Corp. (a)	90,900	3,573
Tektronix, Inc.	93,600	2,395
		111,290
IT Services – 2.3%
Accenture Ltd. Class A	174,800	4,971
Affiliated Computer Services, Inc. Class A (a)	208,100	11,608
Ceridian Corp. (a)	842,900	20,230
Hewitt Associates, Inc. Class A (a)	222,600	5,714
		42,523
Office Electronics – 1.5%
Xerox Corp. (a)	1,955,000	27,761
Semiconductors & Semiconductor Equipment – 4.8%
Agere Systems, Inc. (a)	24,200	319
Amkor Technology, Inc. (a)	290,100	1,799
Applied Materials, Inc.	446,600	8,088
Applied Micro Circuits Corp. (a)	2,280,200	6,020
ASM International NV (Nasdaq) (a)	150,900	2,205
ASML Holding NV (NY Shares) (a)	586,500	11,237
DSP Group, Inc. (a)	45,600	1,186

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Semiconductors & Semiconductor Equipment – continued
Fairchild Semiconductor International, Inc. (a)	350,200	$6,072
MKS Instruments, Inc. (a)	145,800	2,751
National Semiconductor Corp.	378,800	9,803
Novellus Systems, Inc. (a)	158,400	3,908
Omnivision Technologies, Inc. (a)(d)	992,000	17,558
Samsung Electronics Co. Ltd.	16,700	9,626
Trident Microsystems, Inc. (a)	531,100	10,006
		90,578
Software 2.8%
Activision, Inc. (a)	394,444	5,250
Cadence Design Systems, Inc. (a)	351,100	6,018
Hyperion Solutions Corp. (a)	65,600	3,474
Interplay Entertainment Corp. warrants 3/30/06 (a)	675,385	0
Siebel Systems, Inc.	441,200	4,633
Take-Two Interactive Software, Inc. (a)	772,050	14,090
THQ, Inc. (a)	852,858	19,377
		52,842

TOTAL INFORMATION TECHNOLOGY		440,101

MATERIALS 4.6%
Chemicals – 2.4%
Albemarle Corp.	81,100	2,984
Ashland, Inc.	141,100	7,866
Celanese Corp. Class A	183,500	3,175
Chemtura Corp.	708,500	8,537
Cytec Industries, Inc.	160,800	7,283
Georgia Gulf Corp.	112,380	3,131
Lyondell Chemical Co.	61,325	1,559
OM Group, Inc. (a)	73,200	1,155
Spartech Corp.	284,000	6,024
Valspar Corp.	122,900	3,091
		44,805
Containers & Packaging – 1.0%
Owens Illinois, Inc. (a)	615,900	13,396
Packaging Corp. of America	215,400	4,995
		18,391
Metals & Mining – 1.2%
Alcan, Inc.	254,700	9,771
See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

MATERIALS – continued
Metals & Mining – continued
Alcoa, Inc.	313,900	$8,604
Nucor Corp.	59,500	3,991
		22,366

TOTAL MATERIALS		85,562

TELECOMMUNICATION SERVICES – 3.1%
Diversified Telecommunication Services – 1.7%
Alaska Communication Systems Group, Inc. (d)	330,200	3,305
AT&T, Inc.	239,100	5,956
BellSouth Corp.	225,700	6,153
Citizens Communications Co.	403,500	5,266
Cogent Communications Group, Inc. (a)	184,300	999
Iowa Telecommunication Services, Inc.	312,201	5,261
Verizon Communications, Inc.	185,300	5,926
		32,866
Wireless Telecommunication Services – 1.4%
ALLTEL Corp.	88,200	5,894
American Tower Corp. Class A (a)	160,245	4,373
Dobson Communications Corp. Class A (a)	561,900	4,141
Motient Corp. (a)	148,400	2,812
Sprint Nextel Corp.	354,100	8,867
		26,087

TOTAL TELECOMMUNICATION SERVICES		58,953

UTILITIES – 3.8%
Electric Utilities – 1.8%
Edison International	259,400	11,704
Entergy Corp.	115,900	8,113
Exelon Corp.	124,000	6,453
PPL Corp.	273,800	8,050
		34,320
Independent Power Producers & Energy Traders – 1.3%
AES Corp. (a)	325,600	5,135
Constellation Energy Group, Inc.	80,400	4,260
NRG Energy, Inc. (a)	155,600	6,795
TXU Corp.	83,900	8,611
		24,801

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

UTILITIES – continued
Multi-Utilities – 0.7%
PG&E Corp.	215,900	$7,941
Public Service Enterprise Group, Inc.	78,100	4,898
		12,839

TOTAL UTILITIES		71,960

TOTAL COMMON STOCKS
(Cost $1,657,126)		1,810,338

Convertible Preferred Stocks 0.0%

INFORMATION TECHNOLOGY – 0.0%
Communications Equipment – 0.0%
Chorum Technologies, Inc. Series E (a)(e)	2,400	0
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $36)		0

Money Market Funds 4.9%

Fidelity Cash Central Fund, 4.08% (b)	69,737,832	69,738
Fidelity Securities Lending Cash Central Fund,
4.09% (b)(c)	22,678,945	22,679
TOTAL MONEY MARKET FUNDS
(Cost $92,417)		92,417

TOTAL INVESTMENT PORTFOLIO 101.5%
(Cost $1,749,579)		1,902,755

NET OTHER ASSETS – (1.5)%		(28,425)
NET ASSETS 100%		$1,874,330

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Legend
(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

(e) Restricted securities – Investment in
securities not registered under the
Securities Act of 1933 (excluding 144A
issues). At the end of the period, the
value of restricted securities (excluding
144A issues) amounted to $0 or 0.0% of
net assets.

Additional information on each holding is as follows:

	Acquisition	Acquisition
Security	Date	Cost (000s)
Chorum
Technologies, Inc.
Series E	9/19/00	$41

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Income received
Fund	(Amounts in thousands)
Fidelity Cash Central Fund	$1,466
Fidelity Securities Lending Cash Central Fund	1,020
Total	$2,486

Other Affiliated Issuers

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

	Value,				Value,
Affiliate	beginning		Sales	Dividend	end of
(Amounts in thousands)	of period	Purchases	Proceeds	Income	period
Actuate Corp.	$9,421	$—	$8,362	$—	$—
Big Dog Holdings, Inc.	6,431	—	6,167	—	—
Carmike Cinemas, Inc.	31,236	—	25,210	390	—
Hi/fn, Inc.	9,600	—	6,838	—	—
Interwoven, Inc.	21,962	2,109	18,471	—	—
Jack in the Box, Inc. .	68,233	—	68,841	—	—
MapInfo Corp.	16,440	—	15,059	—	—

See accompanying notes which are an integral part of the financial statements.

Annual Report 20

	Value,				Value,
Affiliate	beginning		Sales	Dividend	end of
(Amounts in thousands)	of period	Purchases	Proceeds	Income	period
Performance
Technologies, Inc.	8,721	—	6,667	—	—
Selectica, Inc.	7,963	—	6,258	—	—
Take Two Interactive
Software, Inc.	98,426	—	82,561	—
TB Wood’s Corp	1,416	—	1,413	—	—
Terayon
Communication
Systems, Inc	14,162	—	22,543	—	—
THQ, Inc.	63,733	2,590	84,000	—	—
U.S. Concrete, Inc.	16,837	—	15,316	—	—
Vignette Corp	27,557	496	26,554	—	—
WMS Industries, Inc. .	68,441	—	46,838	—	—
Total	$470,579	$ 31,253	$415,040	$390	$—

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	88.1%
Bermuda	2.2%
Cayman Islands	2.0%
Canada	1.7%
Netherlands	1.0%
Singapore	1.0%
Others (individually less than 1%) .	4.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		November 30, 2005

Assets
Investment in securities, at value (including securities
loaned of $22,487) See accompanying schedule:
Unaffiliated issuers (cost $1,657,162)	$1,810,338
Affiliated Central Funds (cost $92,417)	92,417
Total Investments (cost $1,749,579)		$1,902,755
Cash		225
Receivable for investments sold		5,644
Receivable for fund shares sold		1,662
Dividends receivable		1,836
Interest receivable		185
Prepaid expenses		11
Other receivables		122
Total assets		1,912,440

Liabilities
Payable to custodian bank	$197
Payable for investments purchased	6,838
Payable for fund shares redeemed	6,075
Accrued management fee	881
Distribution fees payable	738
Other affiliated payables	470
Other payables and accrued expenses	232
Collateral on securities loaned, at value	22,679
Total liabilities		38,110

Net Assets		$1,874,330
Net Assets consist of:
Paid in capital		$1,267,849
Accumulated net investment loss		(1,062)
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		454,367
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		153,176
Net Assets		$1,874,330

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Statement of Assets and Liabilities continued
Amounts in thousands (except per share amounts)	November 30, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($312,314 ÷ 8,825 shares)	$35.39
Maximum offering price per share (100/94.25 of $35.39)	$37.55
Class T:
Net Asset Value and redemption price per share
($930,095 ÷ 25,794 shares)	$36.06
Maximum offering price per share (100/96.50 of $36.06)	$37.37
Class B:
Net Asset Value and offering price per share ($244,157
÷ 7,180 shares)A	$34.01
Class C:
Net Asset Value and offering price per share ($107,644
÷ 3,182 shares)A	$33.83
Fidelity Value Strategies Fund:
Net Asset Value, offering price and redemption price per
share ($171,460 ÷ 4,542 shares)	$37.75
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($108,660 ÷ 2,951 shares)	$36.82
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Statements continued

Statement of Operations
Amounts in thousands	Year ended November 30, 2005

Investment Income
Dividends (including $390 received from other affiliated
issuers)		$20,325
Interest		1,917
Income from affiliated Central Funds		2,486
Total income		24,728

Expenses
Management fee	$11,577
Transfer agent fees	5,436
Distribution fees	9,796
Accounting and security lending fees	680
Independent trustees’ compensation	10
Custodian fees and expenses	86
Registration fees	137
Audit	54
Legal	10
Interest	27
Miscellaneous	250
Total expenses before reductions	28,063
Expense reductions	(1,155)	26,908

Net investment income (loss)		(2,180)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	383,227
Other affiliated issuers	72,496
Foreign currency transactions	(5)
Total net realized gain (loss)		455,718
Change in net unrealized appreciation (depreciation) on:
Investment securities	(342,731)
Assets and liabilities in foreign currencies	(22)
Total change in net unrealized appreciation
(depreciation)		(342,753)
Net gain (loss)		112,965
Net increase (decrease) in net assets resulting from
operations		$110,785

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Statement of Changes in Net Assets
	Year ended	Year ended
	November 30,	November 30,
Amounts in thousands	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(2,180)	$(11,049)
Net realized gain (loss)	455,718	96,729
Change in net unrealized appreciation (depreciation) .	(342,753)	56,876
Net increase (decrease) in net assets resulting
from operations	110,785	142,556
Distributions to shareholders from net realized gain	(16,209)	—
Share transactions - net increase (decrease)	(379,736)	93,177
Total increase (decrease) in net assets	(285,160)	235,733

Net Assets
Beginning of period	2,159,490	1,923,757
End of period (including accumulated net investment
loss of $1,062 and undistributed net investment
income of $783, respectively)	$1,874,330	$2,159,490

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights Class A

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 33.58	$ 30.95	$ 21.74	$ 24.77	$23.42
Income from Investment
Operations
Net investment income (loss)C	03	(.10)	(.08)	.02E	(.10)
Net realized and unrealized
gain (loss)	2.04	2.73	9.29	(2.82)E	2.75
Total from investment operations	2.07	2.63	9.21	(2.80)	2.65
Distributions from net realized
gain	(.26)	—	—	(.23)	(1.30)
Net asset value, end of period	$ 35.39	$ 33.58	$ 30.95	$ 21.74	$24.77
Total ReturnA,B	6.19%	8.50%	42.36%	(11.46)%	11.90%
Ratios to Average Net AssetsD
Expenses before reductions	1.19%	1.18%	1.21%	1.24%	1.17%
Expenses net of fee waivers, if
any	1.19%	1.18%	1.21%	1.24%	1.17%
Expenses net of all reductions	1.13%	1.17%	1.18%	1.17%	1.16%
Net investment income (loss)	09%	(.30)%	(.35)%	.07%E	(.39)%
Supplemental Data
Net assets, end of period (in
millions)	$ 312	$ 299	$ 238	$ 129	$89
Portfolio turnover rate	105%	26%	32%	49%	31%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights Class T

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$34.28	$ 31.65	$ 22.28	$25.36	$23.91
Income from Investment
Operations
Net investment income (loss)C .	(.03)	(.16)	(.13)	(.03)E	(.15)
Net realized and unrealized
gain (loss)	2.07	2.79	9.50	(2.90)E	2.81
Total from investment operations .	2.04	2.63	9.37	(2.93)	2.66
Distributions from net realized
gain	(.26)	—	—	(.15)	(1.21)
Net asset value, end of period	$36.06	$ 34.28	$ 31.65	$22.28	$25.36
Total ReturnA,B	5.97%	8.31%	42.06%	(11.66)%	11.65%
Ratios to Average Net AssetsD
Expenses before reductions	1.37%	1.38%	1.41%	1.42%	1.36%
Expenses net of fee waivers, if
any	1.37%	1.38%	1.41%	1.42%	1.36%
Expenses net of all reductions .	1.32%	1.36%	1.38%	1.35%	1.34%
Net investment income (loss)	(.10)%	(.50)%	(.54)%	(.12)%E	(.58)%
Supplemental Data
Net assets, end of period (in
millions)	$930	$ 1,107	$ 1,127	$710	$667
Portfolio turnover rate	105%	26%	32%	49%	31%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights Class B

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 32.54	$ 30.24	$ 21.42	$ 24.45	$ 23.08
Income from Investment
Operations
Net investment income (loss)C .	(.23)	(.35)	(.27)	(.16)E	(.28)
Net realized and unrealized
gain (loss)	1.96	2.65	9.09	(2.80)E	2.71
Total from investment operations .	1.73	2.30	8.82	(2.96)	2.43
Distributions from net realized
gain	(.26)	—	—	(.07)	(1.06)
Net asset value, end of period	$ 34.01	$ 32.54	$ 30.24	$ 21.42	$ 24.45
Total ReturnA,B	5.33%	7.61%	41.18%	(12.16)%	10.97%
Ratios to Average Net AssetsD
Expenses before reductions	1.98%	2.02%	2.04%	2.03%	1.93%
Expenses net of fee waivers, if
any	1.98%	2.02%	2.04%	2.03%	1.93%
Expenses net of all reductions .	1.93%	2.00%	2.01%	1.97%	1.92%
Net investment income (loss)	(.71)%	(1.14)%	(1.17)%	(.73)%E	(1.16)%
Supplemental Data
Net assets, end of period (in
millions)	$ 244	$ 301	$ 290	$ 196	$ 172
Portfolio turnover rate	105%	26%	32%	49%	31%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Financial Highlights Class C

Years ended November 30,	2005	2004	2003	2002	2001H
Selected Per Share Data
Net asset value, beginning of
period	$ 32.37	$ 30.07	$ 21.29	$24.47	$26.45
Income from Investment
Operations
Net investment income (loss)E	(.23)	(.33)	(.26)	(.15)G	(.07)
Net realized and unrealized
gain (loss)	1.95	2.63	9.04	(2.78)G	(1.91)
Total from investment operations	1.72	2.30	8.78	(2.93)	(1.98)
Distributions from net realized
gain	(.26)	—	—	(.25)	—
Net asset value, end of period .	$ 33.83	$ 32.37	$ 30.07	$21.29	$24.47
Total ReturnB,C,D	5.33%	7.65%	41.24%	(12.15)%	(7.49)%
Ratios to Average Net AssetsF
Expenses before reductions	1.98%	1.97%	1.99%	2.01%	1.87%A
Expenses net of fee waivers, if
any	1.98%	1.97%	1.99%	2.01%	1.87%A
Expenses net of all reductions	1.93%	1.96%	1.97%	1.94%	1.86%A
Net investment income (loss) .	(.71)%	(1.10)%	(1.13)%	(.71)%G	(1.10)%A
Supplemental Data
Net assets, end of period (in
millions)	$ 108	$ 136	$ 106	$53	$21
Portfolio turnover rate	105%	26%	32%	49%	31%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
G Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
H For the period August 16, 2001 (commencement of sale of shares) to November 30, 2001.

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Highlights Fidelity Value Strategies Fund

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 35.71	$ 32.81	$22.95	$26.05	$24.53
Income from Investment
Operations
Net investment income (loss)B	14	—E	.02	.12D	—E
Net realized and unrealized
gain (loss)	2.16	2.90	9.84	(2.96)D	2.86
Total from investment operations	2.30	2.90	9.86	(2.84)	2.86
Distributions from net investment
income	—	—	—	—	(.02)
Distributions from net realized
gain	(.26)	—	—	(.26)	(1.32)
Total distributions	(.26)	—	—	(.26)	(1.34)
Net asset value, end of period	$ 37.75	$ 35.71	$32.81	$22.95	$26.05
Total ReturnA	6.46%	8.84%	42.96%	(11.06)%	12.26%
Ratios to Average Net AssetsC
Expenses before reductions	89%	.87%	.79%	.80%	.79%
Expenses net of fee waivers, if
any	89%	.87%	.79%	.80%	.79%
Expenses net of all reductions	83%	.86%	.76%	.73%	.77%
Net investment income (loss)	39%	.00%	.08%	.50%D	(.01)%
Supplemental Data
Net assets, end of period (in
millions)	$ 171	$ 185	$22	$16	$19
Portfolio turnover rate	105%	26%	32%	49%	31%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
D Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Financial Highlights Institutional Class

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 34.80	$ 31.95	$ 22.36	$25.42	$23.96
Income from Investment
Operations
Net investment income (loss)B	17.03		.01	.10D	(.02)
Net realized and unrealized
gain (loss)	2.11	2.82	9.58	(2.89)D	2.83
Total from investment operations	2.28	2.85	9.59	(2.79)	2.81
Distributions from net investment
income	—	—	—	—	(.03)
Distributions from net realized
gain	(.26)	—	—	(.27)	(1.32)
Total distributions	(.26)	—	—	(.27)	(1.35)
Net asset value, end of period	$ 36.82	$ 34.80	$ 31.95	$22.36	$25.42
Total ReturnA	6.58%	8.92%	42.89%	(11.15)%	12.35%
Ratios to Average Net AssetsC
Expenses before reductions	80%	.79%	.83%	.87%	.84%
Expenses net of fee waivers, if
any	80%	.79%	.83%	.87%	.84%
Expenses net of all reductions	74%	.78%	.81%	.80%	.83%
Net investment income (loss)	48%	.08%	.03%	.44%D	(.06)%
Supplemental Data
Net assets, end of period (in
millions)	$ 109	$ 131	$ 141	$65	$47
Portfolio turnover rate	105%	26%	32%	49%	31%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
D Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Notes to Financial Statements

For the period ended November 30, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Value Strategies Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is regis tered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Fidelity Value Strategies Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privi leges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain ex pense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds), which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

32

1. Significant Accounting Policies continued
Security Valuation continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties markets, reviewing developments in foreign markets and evaluating the perfor mance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes

33 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

1. Significant Accounting Policies continued
Investment Transactions and Income continued

coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, prior period premium and discount on debt securities, market discount, and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation		$220,325
Unrealized depreciation		(69,667)
Net unrealized appreciation (depreciation)		150,658
Undistributed ordinary income		101
Undistributed long term capital gain		387,087

Cost for federal income tax purposes		$1,752,097

The tax character of distributions paid was as follows:
	November 30, 2005		November 30, 2004
Long term Capital Gains		$16,209	$—

Annual Report	34

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $2,078,582 and $2,533,468, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the

35 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued
Distribution and Service Plan continued

Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$764	$4
Class T	25%	.25%	5,106	42
Class B	75%	.25%	2,712	2,035
Class C	75%	.25%	1,214	203
			$9,796	$2,284

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$143
Class T	55
Class B*	619
Class C*	20
$837

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund, except for Fidelity Value Strategies Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Value Strategies shares. FIIOC and FSC receive account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective

Annual Report

36

4. Fees and Other Transactions with Affiliates continued
Transfer Agent Fees continued

classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of sharehold er reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A		$928.30
Class T		2,459.24
Class B		948.35
Class C		424.35
Fidelity Value Strategies Fund		479.26
Institutional Class		198.16
	$5,436

Accounting and Security Lending Fees. FSC maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $220 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:

			Interest Earned
Borrower or	Average Daily	Weighted Average	(included in
Lender	Loan Balance	Interest Rate	interest income)	Interest Expense
Borrower	$11,627	3.00%	—	$26

37 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short term liquidity purposes. The fund has agreed to pay com mitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank’s base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $2,598. The weighted average interest rate was 3.25% . At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,150 for the period. In addition, through arrange ments with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period,

Annual Report

38

8. Expense Reductions - continued

these credits reduced the fund’s custody expenses by $2. During the period, credits re duced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Fidelity Value Strategies Fund	$ 3

9. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended November 30,	2005	2004
From net realized gain
Class A	$2,289	$—
Class T	8,174	—
Class B	2,340	—
Class C	1,075	—
Fidelity Value Strategies Fund	1,386	—
Institutional Class	945	—
Total	$16,209	$—

39 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2005	2004	2005	2004
Class A
Shares sold	2,888	4,586	$97,636	$144,919
Reinvestment of distributions	64	—	2,172	—
Shares redeemed	(3,034)	(3,378)	(102,624)	(104,408)
Net increase (decrease)	(82)	1,208	$(2,816)	$40,511
Class T
Shares sold	5,968	14,187	$205,057	$461,357
Reinvestment of distributions	223	—	7,710	—
Shares redeemed	(12,684)	(17,509)	(437,743)	(560,918)
Net increase (decrease)	(6,493)	(3,322)	$(224,976)	$(99,561)
Class B
Shares sold	573	1,829	$18,660	$56,577
Reinvestment of distributions	66	—	2,149	—
Shares redeemed	(2,704)	(2,159)	(88,092)	(65,623)
Net increase (decrease)	(2,065)	(330)	$(67,283)	$(9,046)
Class C
Shares sold	644	1,844	$20,902	$56,769
Reinvestment of distributions	31	—	996	—
Shares redeemed	(1,708)	(1,163)	(54,688)	(35,100)
Net increase (decrease)	(1,033)	681	$(32,790)	$21,669
Fidelity Value Strategies Fund
Shares sold	2,457	8,218	$88,574	$279,281
Reinvestment of distributions	37	—	1,326	—
Shares redeemed	(3,142)	(3,695)	(112,926)	(120,650)
Net increase (decrease)	(648)	4,523	$(23,026)	$158,631
Institutional Class
Shares sold	658	1,513	$23,041	$50,037
Reinvestment of distributions	17	—	585	—
Shares redeemed	(1,490)	(2,152)	(52,471)	(69,064)
Net increase (decrease)	(815)	(639)	$(28,845)	$(19,027)

Annual Report

40

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of November 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts January 17, 2006

41 Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy over sees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Annual Report

42

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of the fund (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addi tion, he serves on the Boards of Boston Ballet (2003 present) and Sim mons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). Dur ing his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

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44

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

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46

Name, Age; Principal Occupation William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Rich Fentin (50)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Fentin serves as Vice President of other funds advised by FMR. Prior to his current responsibilities, Mr. Fentin has worked as a research analyst, portfolio assistant and manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Manage ment, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corpora tion (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secre tary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of the fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Rey nolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

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48

Name, Age; Principal Occupation Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of the fund. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Ser vices Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Pre viously, he served as Executive Vice President and Chief Operating Offi cer for Fidelity Investments Institutional Services Company, Inc.

(1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of the fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity In vestments Institutional Services Group (FIIS)/Fidelity Investments Institu tional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Temple ton Services, LLC (2000 2004).

49 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Kenneth B. Robins (36)

Year of Election or Appointment:2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of profes sional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treas urer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice Presi dent of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1986

Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treas urer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

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50

Name, Age; Principal Occupation Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice Pres ident and Head of Fund Reporting (1996 2003).

51 Annual Report

Distributions

The Board of Trustees of Fidelity Value Strategies Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and divi dends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Value Strategies Fund	12/19/2005	12/16/2005	$0.1130	$7.05
	01/09/2006	01/06/2006	—	$0.30

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended November 30, 2005, $420,554,171 or, if subsequently deter mined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended November 30, 2004, $15,977,568, or, if subsequently deter mined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

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52

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	23,646,096,570.07	95.968
Withheld	993,351,122.13	4.032
TOTAL	24,639,447,692.20	100.000
Albert R. Gamper, Jr.B
Affirmative	23,644,686,102.25	95.963
Withheld	994,761,589.95	4.037
TOTAL	24,639,447,692.20	100.000
Robert M. Gates
Affirmative	23,635,489,889.71	95.925
Withheld	1,003,957,802.49	4.075
TOTAL	24,639,447,692.20	100.000
George H. Heilmeier
Affirmative	23,634,646,940.40	95.922
Withheld	1,004,800,751.80	4.078
TOTAL	24,639,447,692.20	100.000
Abigail P. Johnson
Affirmative	23,626,884,933.79	95.890
Withheld	1,012,562,758.41	4.110
TOTAL	24,639,447,692.20	100.000
Edward C. Johnson 3d
Affirmative	23,607,654,397.76	95.812
Withheld	1,031,793,294.44	4.188
TOTAL	24,639,447,692.20	100.000
Stephen P. Jonas
Affirmative	23,640,228,498.47	95.945
Withheld	999,219,193.73	4.055
TOTAL	24,639,447,692.20	100.000
Marie L. Knowles
Affirmative	23,642,631,561.52	95.954
Withheld	996,816,130.68	4.046
TOTAL	24,639,447,692.20	100.000

	# of	% of
	Votes	Votes

Ned C. Lautenbach
Affirmative	23,646,771,085.41	95.971
Withheld	992,676,606.79	4.029
TOTAL	24,639,447,692.20	100.000

Marvin L. Mann
Affirmative	23,621,163,561.36	95.867
Withheld	1,018,284,130.84	4.133
TOTAL	24,639,447,692.20	100.000

William O. McCoy
Affirmative	23,625,327,040.77	95.884
Withheld	1,014,120,651.43	4.116
TOTAL	24,639,447,692.20	100.000

Robert L. Reynolds
Affirmative	23,644,126,745.24	95.960
Withheld	995,320,946.96	4.040
TOTAL	24,639,447,692.20	100.000

Cornelia M. Small
Affirmative	23,641,416,919.22	95.949
Withheld	998,030,772.98	4.051
TOTAL	24,639,447,692.20	100.000

William S. Stavropoulos
Affirmative	23,628,491,758.75	95.897
Withheld	1,010,955,933.45	4.103
TOTAL	24,639,447,692.20	100.000

Kenneth L. Wolfe
Affirmative	23,645,308,252.35	95.965
Withheld	994,139,439.85	4.035
TOTAL	24,639,447,692.20	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Value Strategies Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

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54

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class B and the retail class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class B and the retail class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

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56

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the retail class of the fund was in the third quartile for the one year period and the first quartile for the three and five year periods. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

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58

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each class’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of

59 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund

Annual Report

60

profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

61 Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guar anteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report 62

To Write Fidelity

We’ll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(such as changing name, address, bank, etc.) Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0002

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

63 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
(U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodian
Brown Brothers Harriman & Co.
Boston, MA

The Fidelity Telephone Connection
Mutual Fund 24-Hour Service
Exchanges/Redemptions and
Account Assistance	1-800-544-6666
Product Information	1-800-544-6666
Retirement Accounts	1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service	1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST® ) (automated phone logo)	1-800-544-5555
(automated phone logo) Automated line for quickest service

SOI-UANN-0106 1.786703.102

Item 2. Code of Ethics

As of the end of the period, November 30, 2005, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Asset Allocation Fund, Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Fifty Fund, Fidelity Advisor Leveraged Company Stock Fund and Fidelity Advisor Small Cap Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A	2004A
Fidelity Advisor Asset Allocation Fund	$36,000	$33,000
Fidelity Advisor Dividend Growth Fund	$50,000	$44,000
Fidelity Advisor Dynamic Capital Appreciation Fund	$36,000	$33,000
Fidelity Advisor Fifty Fund	$34,000	$32,000
Fidelity Advisor Leveraged Company Stock Fund	$45,000	$40,000
Fidelity Advisor Small Cap Fund	$45,000	$39,000
All funds in the Fidelity Group of Funds audited by PwC	$12,100,000	$10,600,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Balanced Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Strategic Growth Fund and Fidelity Advisor Value Strategies Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A	2004A
Fidelity Advisor Balanced Fund	$48,000	$51,000
Fidelity Advisor Equity Growth Fund	$46,000	$44,000
Fidelity Advisor Equity Income Fund	$44,000	$40,000
Fidelity Advisor Equity Value Fund	$36,000	$33,000
Fidelity Advisor Growth & Income Fund	$36,000	$35,000
Fidelity Advisor Growth Opportunities Fund	$45,000	$43,000
Fidelity Advisor Large Cap Fund	$35,000	$33,000
Fidelity Advisor Mid Cap Fund	$44,000	$40,000
Fidelity Advisor Strategic Growth Fund	$33,000	$31,000
Fidelity Advisor Value Strategies Fund	$36,000	$34,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$5,400,000	$4,400,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2005A	2004 A
Fidelity Advisor Asset Allocation Fund	$0	$0
Fidelity Advisor Dividend Growth Fund	$0	$0
Fidelity Advisor Dynamic Capital Appreciation Fund	$0	$0
Fidelity Advisor Fifty Fund	$0	$0
Fidelity Advisor Leveraged Company Stock Fund	$0	$0
Fidelity Advisor Small Cap Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2005A	2004 A
Fidelity Advisor Balanced Fund	$0	$0
Fidelity Advisor Equity Growth Fund	$0	$0
Fidelity Advisor Equity Income Fund	$0	$0
Fidelity Advisor Equity Value Fund	$0	$0
Fidelity Advisor Growth & Income Fund	$0	$0
Fidelity Advisor Growth Opportunities Fund	$0	$0
Fidelity Advisor Large Cap Fund	$0	$0
Fidelity Advisor Mid Cap Fund	$0	$0
Fidelity Advisor Strategic Growth Fund	$0	$0
Fidelity Advisor Value Strategies Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2005 A	2004A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2005A	2004A
Fidelity Advisor Asset Allocation Fund	$2,600	$2,300
Fidelity Advisor Dividend Growth Fund	$2,400	$2,300
Fidelity Advisor Dynamic Capital Appreciation Fund	$2,400	$2,300
Fidelity Advisor Fifty Fund	$2,400	$2,300
Fidelity Advisor Leveraged Company Stock Fund	$2,500	$2,400
Fidelity Advisor Small Cap Fund	$2,500	$2,400
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2005A	2004A
Fidelity Advisor Balanced Fund	$4,000	$3,900
Fidelity Advisor Equity Growth Fund	$3,900	$3,900
Fidelity Advisor Equity Income Fund	$3,900	$3,900
Fidelity Advisor Equity Value Fund	$3,900	$3,900
Fidelity Advisor Growth & Income Fund	$3,900	$3,800
Fidelity Advisor Growth Opportunities Fund	$4,000	$3,900
Fidelity Advisor Large Cap Fund	$3,900	$3,800
Fidelity Advisor Mid Cap Fund	$3,900	$3,800
Fidelity Advisor Strategic Growth Fund	$3,900	$3,800
Fidelity Advisor Value Strategies Fund	$3,900	$3,800
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A	2004A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2005A	2004A
Fidelity Advisor Asset Allocation Fund	$1,500	$1,400
Fidelity Advisor Dividend Growth Fund	$5,600	$5,200
Fidelity Advisor Dynamic Capital Appreciation Fund	$1,600	$1,500
Fidelity Advisor Fifty Fund	$1,400	$1,300
Fidelity Advisor Leveraged Company Stock Fund	$1,700	$1,300
Fidelity Advisor Small Cap Fund	$3,700	$2,900
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2005A	2004A
Fidelity Advisor Balanced Fund	$0	$0
Fidelity Advisor Equity Growth Fund	$0	$0
Fidelity Advisor Equity Income Fund	$0	$0
Fidelity Advisor Equity Value Fund	$0	$0
Fidelity Advisor Growth & Income Fund	$0	$0
Fidelity Advisor Growth Opportunities Fund	$0	$0
Fidelity Advisor Large Cap Fund	$0	$0
Fidelity Advisor Mid Cap Fund	$0	$0
Fidelity Advisor Strategic Growth Fund	$0	$0
Fidelity Advisor Value Strategies Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A	2004A
PwC	$170,000	$540,000
Deloitte Entities	$160,000	$850,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2005 and November 30, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2005 and November 30, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2005 and November 30, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2005 and November 30, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2005 and November 30, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2005 and November 30, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate fees billed by PwC of $3,700,000A and $2,750,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2005A	2004A
Covered Services	$200,000	$600,000
Non-Covered Services	$3,500,000	$2,150,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate fees billed by Deloitte Entities of $450,000A and $1,600,000A for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2005A	2004A
Covered Services	$200,000	$850,000
Non-Covered Services	$250,000	$750,000
A	Aggregate amounts may reflect rounding.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	January 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	January 20, 2006
By:	/s/Paul M. Murphy
Paul M. Murphy
Chief Financial Officer

Date:	January 20, 2006